UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04041

GE INVESTMENTS FUNDS, INC.

(Exact name of registrant as specified in charter)

1600 Summer Street

Stamford, Connecticut 06905

(Address of principal executive offices)(Zip code)

GE Asset Management, Inc.

1600 Summer Street

Stamford, Connecticut 06905

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: 800-242-0134

Date of fiscal year end: 12/31

Date of reporting period: 12/31/14

Item 1.	Reports to Stockholders

GE Investments Funds, Inc.

Core Value Equity Fund

Annual Report

December 31, 2014

GE Investments Funds, Inc.

Core Value Equity Fund	Contents

This report is prepared for Policyholders of certain variable contracts and may be distributed to others only if preceded or accompanied by the variable contract’s current prospectus and the current prospectus and/or summary prospectus of the Fund available for investments thereunder.

Notes to Performance	December 31, 2014 (Unaudited)

The information provided on the performance pages relates to the GE Investments Core Value Equity Fund (the “Fund”).

Total return performance shown in this report for the Fund takes into account changes in share price and assumes reinvestment of dividends and capital gains distributions, if any. Total returns shown are net of Fund fees and expenses but do not reflect fees and charges associated with the variable contracts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the Fund’s total returns for all periods shown.

The performance data quoted represents past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Periods less than one year are not annualized. Please call 800-493-3042 or visit the Fund’s website at http://www.geam.com for the most recent month-end performance data.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. An investment in the Fund is subject to risk, including possible loss of principal invested.

The Standard & Poor’s (“S&P”) 500® Composite Price Index of stocks (“S&P 500 Index”) is an unmanaged, market capitalization-weighted index of stocks of 500 large U.S. companies, which is widely used as a measure of large-cap U.S. stock market performance. The results shown for the foregoing index assume the reinvestment of net dividends or interest and do not reflect fees, expenses, or taxes. As such, the index returns do not reflect the actual cost of investing in the instruments that comprise the index.

The peer universe of the underlying annuity funds used for the peer group average annual total return calculation is based on a blend of Morningstar peer categories, as shown. Morningstar is an independent mutual fund rating service. A Fund’s performance may be compared to or ranked within a universe of mutual funds with investment objectives and policies similar but not necessarily identical to that of the Fund.

©2015 Morningstar, Inc. All Rights Reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damage or losses relating from any use of this information. Past performance is no guarantee of future results.

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice.

GE Investment Distributors, Inc., Member of FINRA & SIPC, is the principal underwriter and distributor of the GE Investments Funds, Inc. and a wholly owned subsidiary of GE Asset Management Incorporated, the investment adviser of the Fund.

1

Core Value Equity Fund	(Unaudited)

Paul C. Reinhardt

Senior Vice President

Stephen V. Gelhaus

Senior Vice President

The Core Value Equity Fund is co-managed by Paul C. Reinhardt and Stephen V. Gelhaus. Messrs. Reinhardt and Gelhaus both manage the Fund as a collaborative team. Both portfolio managers have the authority to increase or decrease existing positions in the Fund; however, Mr. Reinhardt, as lead manager, is vested with the authority to purchase securities that are new to the Fund or to divest the Fund of its entire position in a security. Mr. Reinhardt also has veto authority over Mr. Gelhaus’ trade decisions.

Paul C. Reinhardt is a Senior Vice President of GE Asset Management. He has been a portfolio manager for the Fund since April 2002. Mr. Reinhardt joined GE Asset Management in 1982 as an equity analyst and has been a portfolio manager since 1987.

Stephen V. Gelhaus is a Senior Vice President of GE Asset Management. He has been a member of the portfolio management team for the Fund since January 2002. Mr. Gelhaus joined GE Asset Management in June 1991 and was a research analyst in the U.S. equities group from 1995 through 2001 and became an associate portfolio manager for the Fund in August 1999.

Q.	How did the Core Value Equity Fund perform compared to its benchmark and Morningstar peer group for the twelve-month period ended December 31, 2014?

A.	For the twelve-month period ended December 31, 2014, the Core Value Equity Fund returned 11.51%. The S&P 500® Index (S&P 500 Index), the Fund’s benchmark, returned 13.69% and the Fund’s Morningstar peer group of 308 U.S. Insurance Large Blend Funds returned an average of 10.85% over the same period.

Q.	What market conditions affected the Fund performance?

A.	Investor confidence in the U.S. economy drove equities higher in the last twelve months. S&P 500 Index stocks ended the year up almost 14%, near all-time highs. There were two big surprises in macro events last year: the drop in oil prices and the drop in interest rates. In response to lower interest rates, utilities were the best performing S&P 500 Index sector with a return of 28%, while energy was the only sector to decline, falling 8%. During the year, Mid-East tensions and Russia’s assertive actions in Crimea and the Ukraine created geopolitical uncertainties, while Chinese growth concerns added a cautious note to global equity investing. In this environment the U.S. was the best performing major equity market on the global stage. In this environment, more domestically-focused industries and companies tended to do well. U.S. large cap stocks outperformed smaller-cap indices, and within large caps, there was no clear style leadership.

Q.	What were the primary drivers of Fund performance?

A.	On the positive side, the Fund’s retail holdings were positive drivers, due to strength in home retailer, Lowe’s, pharmacy retailer/benefits manager CVS, and Target as investors anticipated its exit from Canada. Strength among consumer cyclicals stocks extended beyond retail, with TRW Automotive and Time Warner both rallying on a takeout bids. Within materials, commodity weakness actually benefitted some of the Fund’s specialty chemicals holdings as falling chemical feedstock prices bolstered profit outlooks for Axalta Coating Systems and LyondellBasell. Falling energy prices also benefitted Delta Airlines, driving strength in the Fund’s industrials sector holdings.

The primary detractors from performance were in the financials, utilities, energy and health care sectors. Within financials, Genworth suffered an unexpected earnings miss on elevated claims costs and we eliminated the position to reflect the change in risk. Eliminating Bank of America also weighed on returns as that stock rallied late in the year. Within utilities, independent power producer NRG Energy pulled back

2

(Unaudited)

amid declining natural gas and power prices, although we like the company’s leadership position in clean energy. Volatile energy prices negatively impacted several holdings in the energy sector itself, including Marathon Oil, Cameron, Occidental Petroleum and Cenovus. Finally, in health care, we missed run-ups in some of the higher-multiple biotechnology stocks which have enjoyed great runs, but do not fit the Fund’s relative-value investment discipline.

Q.	Were there any significant changes to the Fund during the period?

A.	The Fund consistently applied its relative value discipline on a stock-by-stock basis, investing in companies with attractive valuations, high free-cash flow generation, and strong management teams, and improving profit outlooks. The Fund stood at 68 holdings at December 31st — down from 75 at the beginning of 2014 — as the Fund managers continued to strengthen focus on the stocks they believed had the best long-term performance prospects. As such, the number of large overweights (i.e., a position size 1.5% or greater relative to the weight of the stock in the S&P 500 Index) increased during the year. We believe this emphasis on “high conviction” stocks creates the potential for increased excess returns due to stock selection.

In terms of positioning, the Fund decreased its overweight exposure to the financials sector amid lingering interest rate and regulatory uncertainties. As the business cycle ages, the Fund added to more defensive areas of the market, going from underweight to overweight in the utilities and telecommunications sectors, and increasing holdings within consumer staples. The Fund took profits in many consumer discretionary holdings and went from an overweight to an underweight positioning in the sector. The Fund also increased its underweight in information technology, trimming and eliminating positions where the fundamental view had deteriorated.

3

Core Value Equity Fund	(Unaudited)

Understanding Your Fund’s Expenses

As a shareholder of the Fund, you incur ongoing costs. Ongoing costs include portfolio management fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended December 31, 2014.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given under the heading “Expenses paid during the period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs, such as sales charges or redemption fees, if any. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. Additionally, the expenses shown do not reflect the fees or charges associated with variable contracts through which shares of the Fund are offered.

July 1, 2014 – December 31, 2014

	Account value at the beginning of the period ($)	Account value at the end of the period ($)	Expenses paid during the period ($)*
Actual Fund Return	1,000.00	1,025.40	5.16
Hypothetical 5% Return (2.5% for the period)	1,000.00	1,020.11	5.14

*	Expenses are equal to the Fund’s annualized net expense ratio of 1.01% (for the period July 1, 2014 – December 31, 2014), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

4

Core Value Equity Fund	(Unaudited)

Investment Profile

A mutual fund designed for investors who seek long-term growth of capital and future income. The Fund seeks to achieve its objectives by investing at least 80% of its net assets under normal circumstances in equity securities, such as common and preferred stocks. The Fund invests primarily in U.S. companies that the portfolio managers believe are undervalued by the market but have solid growth prospects.

Morningstar Performance Comparison

Based on average annual returns for periods ended 12/31/14

	One Year	Five Year	Ten Year
Number of funds in peer group	308	255	193
Peer group average annual total return	10.85%	13.59%	6.79%
Morningstar Category in peer group: U.S. Insurance Large Blend

Sector Allocation

as a % of Investments of $17,048 (in thousands) on
December 31, 2014 (b)(c)

Top Ten Largest Holdings

as of December 31, 2014 (as a % of Investments) (b)(c)

Apple Inc.	2.82%
Exxon Mobil Corp.	2.58%
Pfizer Inc.	2.57%
Cisco Systems Inc.	2.47%
CVS Health Corp.	2.37%
Amgen Inc.	2.22%
QUALCOMM Inc.	2.18%
JPMorgan Chase & Co.	2.17%
Honeywell International Inc.	2.11%
PepsiCo Inc.	2.08%

Change in Value of a $10,000 Investment(a)

Class 1 Shares

Average Annual Total Return

for the Periods Ended December 31, 2014

Class 1 Shares (Inception date: 4/28/00)

	One Year	Five Year	Ten Year	Ending Value of a $10,000 Investment (a)
Core Value Equity Fund	11.51%	13.07%	7.69%	$20,981
S&P 500 Index	13.69%	15.46%	7.68%	$20,945

(a)	Ending value of a $10,000 investment for the ten-year period or since inception, whichever is less.
(b)	Fair Value basis is inclusive of short-term investment in State Street Institutional U.S. Government Money Market Fund Premier Class.
(c)	The securities information regarding holdings, allocations and other characteristics is presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security.

See Notes to Performance beginning on page 1 for further information, including an explanation of Morningstar peer categories.

Past performance does not predict future performance. The performance shown in the graphs and tables does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares and does not reflect the fees or charges that would be associated with variable contracts through which shares of the Fund are offered.

5

Core Value Equity Fund

Schedule of Investments	December 31, 2014

Core Value Equity Fund

	Number of Shares	Fair Value
Common Stock — 97.2%†

Aerospace & Defense — 5.2%

General Dynamics Corp.	1,096	$150,832
Hexcel Corp.	3,106	128,868	(a)
Honeywell International Inc.	3,599	359,612
The Boeing Co.	1,827	237,473
		876,785

Agricultural Products — 1.7%

Archer-Daniels-Midland Co.	5,664	294,528

Airlines — 1.3%

Delta Air Lines Inc.	4,567	224,651

Asset Management & Custody Banks — 4.8%

Ameriprise Financial Inc.	2,138	282,750
Invesco Ltd.	6,943	274,387
State Street Corp.	3,289	258,187	(b)
		815,324

Auto Parts & Equipment — 0.9%

Delphi Automotive PLC	2,192	159,402

Automobile Manufacturers — 1.4%

Ford Motor Co.	15,530	240,715

Automotive Retail — 1.1%

Advance Auto Parts Inc.	1,004	159,917
AutoZone Inc.	54	33,432	(a,c)
		193,349

Biotechnology — 2.2%

Amgen Inc.	2,374	378,155

Broadcasting — 0.9%

CBS Corp., Class B	2,740	151,632

Cable & Satellite — 2.1%

Comcast Corp., Class A	6,028	349,684

Commodity Chemicals — 0.4%

LyondellBasell Industries N.V., Class A	821	65,179

Communications Equipment — 4.7%

Cisco Systems Inc.	15,164	421,787
QUALCOMM Inc.	5,008	372,244
		794,031

	Number of Shares	Fair Value

Consumer Finance — 2.0%

American Express Co.	3,655	$340,061

Diversified Banks — 5.4%

Citigroup Inc.	5,663	306,425
JPMorgan Chase & Co.	5,901	369,285
Wells Fargo & Co.	4,567	250,363
		926,073

Drug Retail — 2.4%

CVS Health Corp.	4,202	404,695

Electric Utilities — 1.1%

NextEra Energy Inc.	1,827	194,192

General Merchandise Stores — 3.8%

Dollar General Corp.	4,476	316,453	(a)
Target Corp.	4,384	332,790
		649,243

Healthcare Distributors — 1.6%

Cardinal Health Inc.	3,471	280,214

Healthcare Equipment — 2.3%

Boston Scientific Corp.	18,819	249,352	(a)
Stryker Corp.	1,572	148,287
		397,639

Home Improvement Retail — 1.9%

Lowe’s Companies Inc.	4,659	320,539

Household Products — 0.6%

Energizer Holdings Inc.	731	93,977

Independent Power Producers & Energy Traders — 1.6%

Calpine Corp.	6,169	136,520	(a)
NRG Energy Inc.	4,958	133,618
		270,138

Industrial Machinery — 1.1%

Ingersoll-Rand PLC	2,924	185,352

Integrated Oil & Gas — 6.5%

Cenovus Energy Inc.	4,689	96,687
Exxon Mobil Corp.	4,751	439,230
Hess Corp.	3,654	269,738
Occidental Petroleum Corp.	3,836	309,220
		1,114,875

Integrated Telecommunication Services — 1.8%

Verizon Communications Inc.	6,393	299,065

See Notes to Schedules of Investments and Notes to Financial Statements.

6

Core Value Equity Fund

Schedule of Investments	December 31, 2014

	Number of Shares	Fair Value

Internet Software & Services — 1.9%

Google Inc., Class A	602	$319,457	(a)

Life & Health Insurance — 0.9%

Lincoln National Corp.	2,599	149,884

Life Sciences Tools & Services — 0.6%

PerkinElmer Inc.	2,193	95,900

Movies & Entertainment — 1.7%

Time Warner Inc.	3,379	288,634

Multi-Line Insurance — 3.2%

American International Group Inc.	4,384	245,548
The Hartford Financial Services Group Inc.	7,308	304,670
		550,218

Oil & Gas Equipment & Services — 2.4%

Cameron International Corp.	1,279	63,886	(a)
Schlumberger Ltd.	4,110	351,035
		414,921

Oil & Gas Exploration & Production — 1.0%

Marathon Oil Corp.	5,847	165,412

Packaged Foods & Meats — 1.7%

Mondelez International Inc., Class A	8,038	291,980

Pharmaceuticals — 7.2%

Actavis PLC	1,279	329,228	(a)
Johnson & Johnson	1,827	191,049
Merck & Company Inc.	4,569	259,474
Pfizer Inc.	14,068	438,218
		1,217,969

Railroads — 0.5%

CSX Corp.	2,558	92,676

Regional Banks — 1.4%

Regions Financial Corp.	22,837	241,159

Research & Consulting Services — 1.7%

Nielsen N.V.	6,395	286,048

Semiconductor Equipment — 1.1%

Applied Materials Inc.	7,855	195,747

Soft Drinks — 3.5%

Coca-Cola Enterprises Inc.	5,481	242,370
PepsiCo Inc.	3,745	354,127
		596,497

	Number of Shares	Fair Value

Specialized REITs — 1.5%

American Tower Corp.	2,559	$252,957

Specialty Chemicals — 0.3%

Axalta Coating Systems Ltd.	1,826	47,513	(a)

Systems Software — 1.6%

Microsoft Corp.	1,827	84,864
Oracle Corp.	4,203	189,009
		273,873

Technology Hardware, Storage & Peripherals — 6.2%

Apple Inc.	4,348	479,932
EMC Corp.	11,695	347,809
Hewlett-Packard Co.	5,481	219,953
		1,047,694

Total Common Stock (Cost $13,309,162)		16,548,037

Exchange Traded Funds — 1.4%
Financial Select Sector SPDR Fund	2,045	50,573	(d)
Industrial Select Sector SPDR Fund	3,470	196,298	(d)

Total Exchange Traded Funds (Cost $131,865)		246,871

Total Investments in Securities (Cost $13,441,027)		16,794,908

Short-Term Investments — 1.5%
State Street Institutional U.S. Government Money Market Fund — Premier Class 0.00% (Cost $253,565)		253,565	(c,d,e)

Total Investments (Cost $13,694,592)		17,048,473

Liabilities in Excess of Other Assets, net — (0.1)%		(23,233)

NET ASSETS — 100.0%		$17,025,240

See Notes to Schedules of Investments and Notes to Financial Statements.

7

Notes to Schedule of Investments	December 31, 2014

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities cited may not be representative of the Fund’s future investments and should not be construed as a recommendation to purchase or sell a particular security. See the Fund’s summary prospectus and statutory prospectus for complete descriptions of investment objectives, policies, risks and permissible investments.

(a)	Non-income producing security.

(b)	State Street Corp. is the parent company of State Street Bank & Trust Co., the Fund’s sub-administrator, custodian and accounting agent.

(c)	At December 31, 2014, all or a portion of this security was pledged to cover collateral requirements for current or potential holdings of futures.
(d)	Sponsored by SSgA Funds Management, Inc., an affiliate of State Street Bank & Trust Co., the Fund’s sub-administrator, custodian and accounting agent.

(e)	Coupon amount represents effective yield.

†	Percentages are based on net assets as of December 31, 2014.

Abbreviations:

REIT	Real Estate Investment Trust

SPDR	Standard and Poor’s Depositary Receipts

8

Financial Highlights

Selected data based on a share outstanding throughout the fiscal years indicated

	12/31/14		12/31/13		12/31/12		12/31/11		12/31/10
Inception date	—		—		—		—		4/28/00
Net asset value, beginning of period	$11.89		$9.67		$8.63		$8.85		$8.04
Income/(loss) from investment operations:
Net investment income	0.12		0.11		0.12		0.08		0.11	*
Net realized and unrealized gains/(losses) on investments	1.26		3.09		1.04		(0.22)		0.82
Total income/(loss) from investment operations	1.38		3.20		1.16		(0.14)		0.93
Less distributions from:
Net investment income	0.11		0.11		0.12		0.08		0.12
Net realized gains	2.13		0.87		—		—		—
Total distributions	2.24		0.98		0.12		0.08		0.12
Net asset value, end of period	$11.03		$11.89		$9.67		$8.63		$8.85
TOTAL RETURN(a)	11.51%		33.08%		13.41%		(1.60)%		11.57%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$17,025		$17,993		$15,523		$16,251		$19,756
Ratios to average net assets:
Net investment income	0.88%		0.89%		1.14%		0.80%		1.32%
Net expenses	1.01%	(b)	1.02%	(b)	1.08%	(b)	1.28%	(b)	0.97%	(b)
Gross expenses	1.01%		1.02%		1.08%		1.28%		0.97%
Portfolio turnover rate	50%		43%		62%		49%		45%

Notes to Financial Highlights

(a)	Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions and do not include the effect of insurance contract charges. Past performance does not guarantee future results.
(b)	Includes contractual management fee waiver related to the Fund’s investments in the GE Institutional Money Market Fund (the “Fund”). The fee waiver agreement was terminated effective June 30, 2014 with the closure of the Fund.
*	Per share values have been calculated using the average share method.

The accompanying Notes are an integral part of these financial statements.

9

Statement of Assets and Liabilities December 31, 2014

ASSETS
Investments in securities, at Fair Value (cost $13,441,027)	$16,794,908
Short-term investments, at Amortized Cost	253,565
Cash	1,070
Receivable for investments sold	2,311
Income receivables	17,177
Receivable for fund shares sold	238
Total Assets	17,069,269

LIABILITIES
Payable for fund shares redeemed	69
Payable to GEAM	9,377
Accrued other expenses	34,583
Total Liabilities	44,029
NET ASSETS	$17,025,240

NET ASSETS CONSIST OF:
Capital paid in	$13,495,548
Undistributed (distributions in excess of) net investment income	1,374
Accumulated net realized gain	174,437
Net unrealized appreciation (depreciation) on:
Investments	3,353,881
NET ASSETS	$17,025,240
Shares outstanding ($0.01 par value; unlimited shares authorized)	1,542,949
Net asset value per share	$11.03

The accompanying Notes are an integral part of these financial statements.

10

Statement of Operations For the year ended December 31, 2014

INVESTMENT INCOME
Income
Dividend	$330,690
Less: Foreign taxes withheld	(833)
Total income	329,857

Expenses
Advisory and administration fees	113,860
Directors’ fees	739
Custody and accounting expenses	34,005
Professional fees	18,206
Other expenses	9,507
Total expenses before waivers	176,317
Less: Fees waived by the adviser	(122)
Net expenses	176,195
Net investment income	153,662

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (loss) on:
Investments	2,655,824
Futures	94,614
Foreign currency transactions	(6)

Increase (decrease) in unrealized appreciation/depreciation on:
Investments	(972,689)
Futures	(12,149)
Net realized and unrealized gain (loss) on investments	1,765,594
Net increase in net assets resulting from operations	$1,919,256

The accompanying Notes are an integral part of these financial statements.

11

Statements of Changes in Net Assets
	Year Ended December 31, 2014	Year Ended December 31, 2013

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$153,662	$150,422
Net realized gain (loss) on investments, futures and foreign currency transactions	2,750,432	2,003,032
Net increase (decrease) in unrealized appreciation/depreciation on investments and futures	(984,838)	2,623,209
Net increase (decrease) from operations	1,919,256	4,776,663
Distributions to shareholders from:
Net investment income	(142,021)	(150,163)
Net realized gains	(2,745,234)	(1,214,132)
Total distributions	(2,887,255)	(1,364,295)
Increase (decrease) in assets from operations and distributions	(967,999)	3,412,368
Share transactions:
Proceeds from sale of shares	256,064	473,023
Value of distributions reinvested	2,887,255	1,364,295
Cost of shares redeemed	(3,142,998)	(2,779,553)
Net increase (decrease) from share transactions	321	(942,235)
Total increase (decrease) in net assets	(967,678)	2,470,133

NET ASSETS
Beginning of year	17,992,918	15,522,785
End of year	$17,025,240	$17,992,918
Undistributed (distributions in excess of) net investment income, end of year	$1,374	$259

CHANGES IN FUND SHARES
Shares sold	20,433	41,696
Issued for distributions reinvested	259,879	115,228
Shares redeemed	(250,845)	(248,195)
Net increase (decrease) in fund shares	29,467	(91,271)

The accompanying Notes are an integral part of these financial statements.

12

Notes to Financial Statements	December 31, 2014
1.	Organization of the Company

GE Investments Funds, Inc. (the “Company”) was incorporated under the laws of the Commonwealth of Virginia on May 14, 1984 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is composed of eleven investment portfolios (collectively the “Funds”), although only the following eight are currently being offered: U.S. Equity Fund, S&P 500 Index Fund, Premier Growth Equity Fund, Core Value Equity Fund (the “Fund”), Small-Cap Equity Fund, Total Return Fund, Income Fund and Real Estate Securities Fund. Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services —Investment Companies.

Shares of the Funds of the Company are offered only to insurance company separate accounts that fund certain variable life insurance contracts and variable annuity contracts. GE Asset Management Incorporated (“GEAM”) is the investment adviser and administrator of each of the Funds.

The Company currently offers one share class (Class 1) of the Fund as an investment option for variable life insurance and variable annuity contracts.

2.	Summary of Significant Accounting Policies

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

Subsequent events after the balance sheet date through the date the financial statements were issued have been evaluated in the preparation of the financial statements. There are no items to report.

The following summarizes the significant accounting policies of the Company:

Securities Valuation and Transactions All investments in securities are recorded at their estimated fair value, as described in Note 3.

Securities transactions are accounted for as of the trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for both financial statement and federal tax purposes.

Foreign Currency Accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated to U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rate on the respective dates of such transactions.

All assets and liabilities of the Fund initially expressed in foreign currency values will be converted into U.S. dollars at the WM/Reuter exchange rate computed at 11:00 a.m., Eastern Time.

The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the year. Such fluctuations are included in the net realized or unrealized gain or loss from investments. Net realized gains or losses on foreign currency transactions represent net gains or losses on sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income and withholding taxes accrued and the U.S. dollar amount actually received or paid, and gains or losses between the trade and settlement date on purchases and sales of foreign securities. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities (including foreign currencies and open foreign currency contracts) as a result of changes in foreign exchange rates are included as increases or decreases in unrealized appreciation/depreciation on foreign currency related transactions.

Derivatives The Fund is subject to equity price risk in the normal course of pursuing its investment objective.

The Fund may enter into derivative transactions (such as options, futures, and options on futures) to gain market exposure to a certain type of broad-based index as an alternative to investing directly in the securities representing such index.

Futures Contracts A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. During the year ended December 31, 2014, the Fund invested in stock

13

Notes to Financial Statements	December 31, 2014

index futures contracts to gain equity exposure for accumulating and residual cash positions. Buying futures tends to increase a Fund’s exposure to the underlying instrument while selling futures tends to decrease a Fund’s exposure to the underlying instrument, or hedge other Fund investments. With futures contracts, there is minimal counterparty credit risk to the Fund since futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all traded futures, guarantees the futures against default. The Fund’s risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts’ terms and changes in the liquidity of the secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade.

Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the fair value of the underlying security. The Fund records an unrealized gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may incur a loss. The Fund recognizes a realized gain or loss on the expiration or closing of a futures contract.

Investment Income Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions which are recorded as soon after the ex-dividend date as such information becomes available. Withholding taxes on foreign dividends, if any, have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Interest income is recorded on the accrual basis. Accretion of discounts and amortization of premiums on taxable bonds are to the call or maturity date, whichever is shorter, using the effective yield method.

Expenses Fund specific expenses are charged to the Fund that incurs such expenses. Such expenses may include custodial fees, legal and accounting fees, printing costs and registration fees. Expenses that are not fund specific are allocated pro rata across the Funds. Expenses of the Fund are generally paid directly by the Fund, however, expenses may be paid by GEAM and reimbursed by the Fund.

Federal Income Taxes The Fund intends to comply with all sections of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) applicable to regulated investment companies, including the distribution of substantially all of its taxable net investment income and net realized capital gains to its shareholders. Therefore, no provision for federal income tax has been made. The Fund is treated as a separate taxpayer for federal income tax purposes.

3.	Securities Valuation

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a framework for measuring fair value and providing related disclosures. Broadly, the framework requires fair value to be determined based on the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants at the measurement date. In the absence of active markets for the identical assets or liabilities, such measurements involve developing assumptions based on market observable data and, in the absence of such data, internal information that is consistent with what market participants would use in a hypothetical transaction that occurs at the measurement date. It also establishes a three-level valuation hierarchy based upon observable and non-observable inputs.

Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect our market assumptions. Preference is given to observable inputs. These two types of inputs create the following fair value hierarchy:

Level 1 — Quoted prices for identical investments in active markets.

Level 2 — Quoted prices for similar investments in active markets; quoted prices for identical or similar investments in markets that are not active; and model-derived valuations whose inputs are observable or whose significant value drivers are observable.

Level 3 — Significant inputs to the valuation model are unobservable.

Policies and procedures are maintained to value investments using the best and most relevant data available. In addition, pricing vendors are utilized to assist in valuing investments. GEAM performs periodic reviews of

14

Notes to Financial Statements	December 31, 2014

the methodologies used by independent pricing services including price validation of individual securities.

Fair Value Measurement The following section describes the valuation methodologies the Fund uses to measure different financial investments at fair value.

The Fund’s portfolio securities are valued generally on the basis of market quotations. Equity securities generally are valued at the last reported sale price on the primary market in which they are traded. Portfolio securities listed on NASDAQ are valued using the NASDAQ Official Closing Price. Level 1 securities primarily include publicly-traded equity securities. If no sales occurred on the exchange or NASDAQ that day, the portfolio security generally is valued using the last reported bid price. In those circumstances the Fund typically classifies the investment securities in Level 2.

Short-term securities of sufficient credit quality with remaining maturities of sixty days or less at the time of purchase are typically valued on the basis of amortized cost which approximates fair value and these are included in Level 2. If it is determined that amortized cost does not approximate fair value, securities may be valued based on dealer supplied valuations or quotations. In these infrequent circumstances, pricing services may provide the Fund with valuations that are based on significant unobservable inputs, and in those circumstances the investment securities are classified in Level 3.

Investments in Registered Investment Companies are valued at the published daily net asset value and classified in Level 1.

If prices are not readily available for a portfolio security, or if it is believed that a price for a portfolio security does not represent its fair value, the security may be valued using procedures approved by the Fund’s Board of Directors that are designed to establish its “fair” value. These securities are typically classified in Level 3. Those procedures require that the fair value of a security be established by a valuation committee of GEAM. The valuation committee follows different protocols for different types of investments and circumstances. The fair value procedures may be used to value any investment of the Fund in the appropriate circumstances.

Fair value determinations generally are used for securities whose value is affected by a significant event that will materially affect the value of a security and which occurs subsequent to the time of the close of the principal market on which such security trades but prior to the calculation of the Fund’s net asset value (“NAV”).

The value established for such a portfolio security valued other than by use of a market quotation (as described above) may be different than what would be produced through the use of market quotations or another methodology. Portfolio securities that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio security for the value established for it at any time and it is possible that the Fund would incur a loss because a portfolio security is sold at a discount to its established value.

Other financial investments are derivative instruments that are not reflected in total investments, such as futures, forwards, swaps, and written options contracts, which are valued based on fair value as discussed above.

The Fund uses closing prices for derivatives included in Level 1, which are traded either on exchanges or liquid over-the-counter markets. Derivative assets and liabilities included in Level 2 primarily represent interest rate swaps, cross-currency swaps and foreign currency and commodity forward and option contracts. Derivative assets and liabilities included in Level 3 primarily represent interest rate products that contain embedded optionality or prepayment features.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following table presents the Fund’s investments measured at fair value on a recurring basis at December 31, 2014:

Investments	Level 1	Level 2	Level 3	Total
Investments in Securities†
Common Stock	$16,548,037	$—	$—	$16,548,037
Exchange Traded Funds	246,871	—	—	246,871
Short-Term Investments	253,565	—	—	253,565

Total Investments in Securities	$17,048,473	$—	$—	$17,048,473

†	See Schedule of Investments for Industry Classifications

15

Notes to Financial Statements	December 31, 2014

There were no transfers between fair value levels during the period. Transfers between fair value levels are considered to occur at the beginning of the period.

4.	Derivatives Transactions

The Fund did not hold any derivatives as of December 31, 2014.

Shown below are the effects of derivative instruments on the Fund’s Statement of Operations, summarized by primary risk exposure, none of which are accounted for as hedging instruments under FASB Accounting Standards Codification (“ASC”) No. 815 Derivatives and Hedging.

Derivatives not accounted for as hedging instruments under ASC 815	Location in the Statement of Operations	Total Notional Amount of Futures Contracts Purchased/(Sold) ($)	Realized Gain (Loss) on Derivatives Recognized in Income ($)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income ($)
Equity Contracts	Realized gain (loss) on Futures, Increase (decrease) in unrealized appreciation/ (depreciation) on Futures	3,995,532/ (4,446,217)	94,614	(12,149)

During the year ended December 31, 2014, the Fund had an average notional value of $421,300 on long futures contracts.

5.	Line of Credit

The Company shares a revolving credit facility of up to $150 million with a number of its affiliates. The credit facility is with its custodian bank, State Street Bank and Trust Company (“State Street”). The revolving credit facility requires the payment of a commitment fee equal to 0.125% (0.10% prior to October 29, 2014) per annum on the daily unused portion of the credit facility, payable quarterly. The portion borne by the Fund generally is borne proportionally based upon net assets. In addition, the Company has a $100 million uncommitted, unsecured line of credit with State Street. Generally, borrowings under the credit facilities would accrue interest at the Federal Funds Rate plus 50 basis points and would be borne by the borrowing fund. The maximum amount allowed to be borrowed by any one fund is the lesser of (i) 33.33% of its total assets or (ii) 20% of its net assets. The credit facilities were not utilized by the Fund during the year ended December 31, 2014.

6.	Compensation and Fees Paid to Affiliates

GEAM, a registered investment adviser, was retained by the Company’s Board of Directors effective March 16, 2000 to act as investment adviser and administrator of the Fund. GEAM’s compensation for investment advisory and administrative services (“Management Fee”) is paid monthly based on the average daily net assets of the Fund at an annualized rate of 0.65%.

GEAM had a contractual arrangement with the Fund to waive a portion of the Fund’s Management Fee in the amount equal to the Management Fee earned by GEAM with respect to the Fund’s investment in the GE Institutional Money Market Fund (the “Fee Waiver Agreement”). Effective June 26, 2014, the State Street Institutional U.S. Government Money Market Fund replaced the GE Institutional Money Market Fund as the cash sweep vehicle for the Fund’s cash holdings. As a result, the Fee Waiver Agreement was terminated effective June 30, 2014 with the closure of the Fund.

Directors’ Compensation The Fund pays no compensation to its directors who are officers or employees of GEAM or its affiliates. Directors who are not such officers or employees also serve in a similar capacity for other funds advised by GEAM. Compensation paid to non-interested Directors are reflected on the Statement of Operations. These fees are allocated pro rata across all of the mutual fund platforms served by the Directors, including the Fund, and are based upon the relative net assets of each fund within such platforms.

16

Notes to Financial Statements	December 31, 2014
7.	Investment Transactions

Purchases and Sales of Securities The cost of purchases and the proceeds from sales of investments, other than short-term securities, for the year ended December 31, 2014, were as follows:

Non-U.S. Government Securities
Purchases	Sales
$8,564,161	$10,977,776

8.	Income Taxes

The Fund is subject to ASC 740, Income Taxes. ASC 740 provides guidance for financial accounting and reporting for the effects of income taxes that result from an entity’s activities during the year. ASC 740 also provides guidance regarding how certain uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. ASC 740 requires evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more likely than not” of being sustained by the applicable tax authority. There are no adjustments to the Fund’s net assets required under ASC 740. The Fund’s 2011, 2012, 2013, and 2014 fiscal years tax returns are still open to examination by the Federal and applicable state tax authorities.

At December 31, 2014, information on the tax cost of investments and distributable earnings on a tax basis was as follows:

Cost of Investments For Tax Purposes	Gross Tax		Net Tax Appreciation/ (Depreciation)		Undistributed
	Appreciation	Depreciation	Investments	Derivatives/ Currency	Income	Accum. Capital Gain/(Loss)	Late-Year Losses
$13,730,010	$3,433,830	$(115,367)	$3,318,463	$—	$2,060	$264,712	$(55,543)

As of December 31, 2014, the Fund had no capital loss carryovers. Capital loss carryovers are available to offset future realized capital gains to the extent provided in the Internal Revenue Code and regulations thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable that gains offset will not be distributed to shareholders because they would be taxable as ordinary income.

Any qualified late-year loss is deemed to arise on the first day of the Fund’s next tax year (if the Fund elects to defer such loss). Under this regime, generally, the Fund can elect to defer any post-October capital loss and/or any late-year ordinary loss as defined by the Internal Revenue Code.

The Fund elected to defer qualified late-year losses for the year ended December 31, 2014 as follows:

Capital	Ordinary
$(55,539)	$(4)

The tax character of distributions paid during the years ended December 31, 2014 and December 31, 2013 were as follows:

Year	Ordinary Income	Long-Term Capital Gains	Total
2014	$298,231	$2,589,024	$2,887,255
2013	150,163	1,214,132	1,364,295

Distributions to Shareholders The Fund declares and pays any dividends from net investment income annually. The Fund declares and pays any net realized capital gains in excess of capital loss carryforwards distributions annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include (but are not limited to) return of capital distributions from securities, litigation proceeds and losses deferred due to wash sale transactions. Reclassifications due to permanent book/tax differences are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or the NAV of the Fund. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

The reclassifications for the year ended December 31, 2014 were as follows:

Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)	Capital Paid In
$(10,526)	$10,526	$—

17

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Directors

GE Investment Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Core Value Equity Fund (the “Fund”), a series of GE Investment Funds, Inc., as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Core Value Equity Fund as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 18, 2015

18

Tax Information	(Unaudited)

For the year ended December 31, 2014, the Fund hereby designates $2,589,024 as capital gain dividends, or the amount ultimately treated as capital gain net income.

The amounts presented herein may differ from amounts presented elsewhere in the financial statements due to differences between tax and financial accounting principles. Please consult a tax advisor if you have any questions about Federal or State income tax laws or on how to prepare your tax returns. If you have specific questions about your Fund account, please consult your investment representative.

19

Advisory and Administrative Agreement Renewal	(Unaudited)

The Board of Directors of the GE Investments Funds, Inc. (the “Board”), including the independent Board members, considered and unanimously approved the continuance for an additional year of the Fund’s Investment Advisory and Administration Agreement with GE Asset Management Incorporated (“GEAM”) at meetings held on December 17 and December 19, 2014.

In considering whether to approve the Fund’s investment advisory agreement, the Board members considered and discussed a substantial amount of information and analysis provided, at the Board’s request, by GEAM. The Board members also considered detailed information regarding performance and expenses of other investment companies, including those with similar investment strategies and sizes, which was prepared by independent third party provider Morningstar, Inc. (“Morningstar”). The Board members reviewed the fees charged by GEAM for other mutual funds and investment products other than mutual funds that employ the same investment strategy as the Fund. The Board had the opportunity to ask questions and request additional information in connection with its considerations.

Before approving the Fund’s investment advisory agreement, the independent Board members reviewed the information provided with management of GEAM and with their independent legal counsel. The Board members also reviewed memorandums prepared by independent legal counsel discussing the legal standards for the consideration of the proposed continuance. The independent Board members discussed the proposed continuance in detail during a private session with their independent legal counsel at which no representatives of GEAM were present. The independent Board members and their independent legal counsel requested, received and considered additional information from GEAM following these sessions.

In advance of the meetings, and in response to their request, the Board members received from GEAM written responses to their inquiries, which included substantial exhibits and other materials related to GEAM’s business and the services it provides to the Fund. The Board members took into account their experience as Board members and particularly their previous consideration of these types of agreements. When feasible, information was presented in a manner to facilitate comparison to prior periods and to reflect certain enhancements to GEAM’s infrastructure, systems, research and analytics capabilities and shareholder servicing model. To focus their review, the Board members asked GEAM management, in its oral presentation, to highlight material differences from the information presented in recent years.

During the meetings, the Board members had an opportunity to discuss this information with GEAM representatives, including senior executives, representatives from the legal, compliance and finance departments, and investment personnel. The Board members posed questions to these representatives and engaged in substantive discussions with them concerning GEAM’s investment process.

In reaching their determination relating to continuance of the Fund’s investment advisory agreement, the Board members considered all factors that they deemed relevant, including the factors discussed below. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Board member may have attributed different weights to the various factors. In particular, the Board members focused on the following:

The Nature, Extent And Quality Of Services Provided.

The Board members reviewed the services provided by GEAM, taking into account their past experiences with GEAM. They focused on the favorable attributes of GEAM, including (i) an investment philosophy oriented toward long-term performance; (ii) effective processes used for selecting investments and brokers; (iii) effective processes used for providing Fund administration, including controllership and compliance functions, the optimization of its Fund administration platform and the continued oversight of the performance of other companies that provide services to the Fund and its shareholders; (iv) highly skilled professionals, including analysts, research professionals, traders and portfolio managers with a depth of experience relevant to the Fund; (v) access to significant and enhanced technological resources from which the Fund may benefit and the implementation of a new platform to increase the quality and efficiency of analytics and research; and (vi) a favorable history and reputation. The Board members noted that the Fund represents only a small portion of the assets managed by GEAM, but benefits from a full array of services and resources provided by GEAM.

In light of these discussions, the Board, including the independent Board members, concluded that GEAM’s services continue to be satisfactory.

20

Advisory and Administrative Agreement Renewal	(Unaudited)

Investment Performance Of The Fund.

The Board members considered the investment performance of the Fund for various periods. The Board members reviewed detailed comparisons of the performance of the Fund with the relevant securities index and peer and category groupings of mutual funds prepared by Morningstar with respect to various periods. The Board members also engaged in detailed discussions with GEAM management about its investment process and performance results. These discussions focused on the Fund’s investment objective, the number and experience of portfolio management and supporting research personnel, the investment style and approach employed, the likely market cycles for the Fund’s investment style and the Fund’s relative underperformance in certain prior periods, as well as the Fund’s competitive performance for the 3 and 10 year periods. The Board members discussed GEAM’s investment approach with respect to the Fund and the reasons for the Fund’s relative underperformance in prior periods.

The Board, including the independent Board members, concluded that the Fund’s performance was acceptable overall taking into consideration the factors discussed above.

Cost Of The Services Provided And Profits Realized From The Relationship With The Fund.

The Board members considered the fees paid to GEAM by the Fund and the cost of the services provided to the Fund by GEAM. The Board members reviewed the information they had requested from GEAM concerning its profitability. The Board members considered the profit margin information for GEAM’s investment company business as a whole, as well as GEAM’s profitability data for the Fund. The Board members reviewed GEAM’s assumptions and the methods of cost allocation used by GEAM in preparing Fund-specific profitability data. The Board members also discussed with GEAM the basis for its belief that the methods of allocation used were reasonable for each area of its business.

Information was presented regarding the financial condition of GEAM for various past periods. The Board members noted and discussed the additional services provided by GEAM to the Fund compared to other investment products managed by GEAM. The Board members determined that GEAM should be entitled to earn a reasonable level of profits for the services it provides to the Fund. The Board members also recognized that GEAM has made and continues to make significant investments in its business in fulfilling its obligations to the Fund and supporting its Fund-related activities.

Based on their review, the Board, including the independent Board members, concluded that they were satisfied that the level of profitability achieved by GEAM from its relationship with the Fund was not unreasonable or excessive.

The Extent To Which Economies Of Scale Would Be Realized As The Fund Grows And Whether Fee Levels Would Reflect Such Economies Of Scale.

Although the Board noted that the Fund experienced a decrease in assets over the past year, the Board members considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of Fund investors.

The Board members considered the substantial infrastructure investments that GEAM has made with respect to its operations and its commitment to continue investing resources to enhance services to the Fund and its shareholders. The Board members recognized the benefits to the Fund of GEAM’s past investment in its operations through expenditures to support its substantial infrastructure, and that, with respect to all GEAM managed mutual funds, GEAM has not yet fully recouped that investment. The Board members also recognized the benefits to the Fund of being able to leverage a favorable cost structure achieved with respect to the Fund’s other operating expenses as a result of GEAM’s large overall base of assets under management and its vendor management practices.

Comparison Of Services To Be Rendered And Fees To Be Paid.

The Board members discussed the services provided to the Fund by GEAM, and the fees charged for those services. The Board members reviewed information concerning the fee and expense ratios for the Fund, and comparative information with respect to peer groupings of mutual funds prepared by Morningstar. They discussed that the Fund’s advisory fee was within the applicable peer group range, although the expense ratios were among the highest in the applicable peer group ranges. In light of the foregoing, the Board, including the independent Board members, determined that the advisory fees were reasonable in relation to the services provided to the Fund.

21

Advisory and Administrative Agreement Renewal	(Unaudited)

Fall-Out Benefits.

The Board members considered other actual and potential financial benefits that GEAM may derive from its relationship with the Fund, including, to the extent applicable, soft dollar commission benefits generated through Fund portfolio transactions. The Board members noted, however, that the Fund benefits from the vast array of resources available through GEAM, and that the Fund represents only a small portion of the assets managed by GEAM.

Conclusion.

No single factor was determinative to the Board’s decision. Based on their discussion and such other matters as were deemed relevant, the Board, including the independent Board members, concluded that renewal of the investment advisory agreement was in the best interests of the Fund and its shareholders.

22

Additional Information	(Unaudited)

Information about Directors and Executive Officers:

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Directors. Information pertaining to the directors and officers of the Fund is set forth below.

Interested Directors and Executive Officers

Jeanne M. La Porta

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    49

Position(s) Held with Fund    Director and President

Term of Office and Length of Time Served    Until successor is elected and qualified — Less than 1 year

Principal Occupation(s) During Past 5 Years    Senior Vice President and Commercial Operations Leader at GEAM since March 2014; President of GE Institutional Funds and GE Investments Funds, Inc. since April 2014; President and Trustee of GEAM’s UCITs Funds since March 2014; Senior Vice President and Commercial Administrative Officer at GEAM from April 2010 to March 2014; Vice President of GE Institutional Funds since July 2003; Vice President of Elfun Funds and GE Retirement Savings Plan Funds (formerly GE Savings & Security Funds) since October 2003; Secretary of GE Funds from July 2007 to September 2010 and Vice President from July 2007 to February 2011; Senior Vice President and Deputy General Counsel of GEAM from October 2007 to April 2010; Vice President and Assistant Secretary of Elfun Funds and GE Retirement Savings Plan Funds from July 2003 to June 2010; and Vice President and Associate General Counsel — Marketing and Client Services (formerly Asset Management Services) at GEAM from May 1997 to October 2007.

Number of Portfolios in Fund Complex Overseen by Director    24

Other Directorships Held by Director    Trustee and President of GE Institutional Funds since 2014; Trustee of Elfun Funds since 2014; and Director of GE Investment Distributors, Inc. since June 2011.

Matthew J. Simpson

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    53

Position(s) Held with Fund    Director and Executive Vice President

Term of Office and Length of Time Served    Until successor is elected and qualified — 7 years

Principal Occupation(s) During Past 5 years    Executive Vice President, General Counsel and Secretary of GEAM since July 2007; Secretary of Elfun Funds and GE Retirement Savings Plan Funds (formerly GE Savings & Security Funds) since July 2007; Senior Vice President and General Counsel — Marketing and Client Services (formerly Asset Management Services) of GEAM and Senior Vice President and General Counsel of GE Asset Management Services from February 1997 to July 2007; Vice President and Associate General Counsel of GEAM from October 1992 to February 1997; Secretary of GE Institutional Funds and GE Investments Funds, Inc. from 1997 to July 2007 and Vice President from September 2003 to July 2007; Assistant Secretary of Elfun Funds and GE Retirement Savings Plan Funds from 1998 to July 2007 and Vice President from October 2003 to July 2007; and Secretary of GE Funds from 1993 to July 2007 and Vice President from September 2003 to July 2007.

Number of Portfolios in Fund Complex Overseen by Director    24

Other Directorships Held by Director    Trustee of Elfun Funds, GE Retirement Savings Plan Funds and General Electric Pension Trust since July 2007; Trustee and Executive Vice President of GE Institutional Funds since July 2007; Director of GEAM since July 2007; Trustee and Executive Vice President of GE Funds from July 2007 to February 2011; and Director of GE Investment Distributors, Inc. since June 2011.

23

Additional Information	(Unaudited)

JoonWon Choe

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    45

Position(s) Held with Fund    Vice President & Secretary

Term of Office and Length of Time Served    Until successor is elected and qualified — 4 years

Principal Occupation(s) During Past 5 years    Senior Vice President and Deputy General Counsel at GEAM since March 2011; Vice President and Secretary of GE Institutional Funds since September 2010; Vice President and Assistant Secretary of Elfun Funds and GE Retirement Savings Plan Funds (formerly GE Savings & Security Funds) since September 2010; Senior Vice President and Associate General Counsel at GEAM from June 2010 to March 2011; Vice President and Associate General Counsel of GEAM from November 2005 to June 2010 and Vice President and Secretary of GE Funds from September 2010 to February 2011.

Number of Portfolios in Fund Complex Overseen by Officer    N/A

Other Directorships Held by Officer    N/A

Robert Herlihy

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    47

Position(s) Held with Fund    Chief Compliance Officer

Term of Office and Length of Time Served    Until successor is elected and qualified — 9 years

Principal Occupation(s) During Past 5 years    Chief Compliance Officer of GEAM, GE Institutional Funds, Elfun Funds, and GE Retirement Savings Plan Funds (formerly GE Savings & Security Funds) since July 2005; Chief Compliance Officer of GE Funds from July 2005 to February 2011 and Manager of Fund Administration at GEAM from 2002-2005.

Number of Portfolios in Fund Complex Overseen by Officer    N/A

Other Directorships Held by Officer    N/A

Arthur A. Jensen

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    48

Position(s) Held with Fund    Treasurer

Term of Office and Length of Time Served    Until successor is elected and qualified — 3 years

Principal Occupation(s) During Past 5 Years    Treasurer of GE Institutional Funds, Elfun Funds and GE Retirement Savings Plan Funds (formerly GE Savings & Security Funds) since June 2011; Mutual Funds Controller of GEAM since April 2011; Senior Vice President at Citigroup from 2008 to 2010 and Vice President at JPMorgan from 2005 to 2008.

Number of Portfolios in Fund Complex Overseen by Officer    N/A

Other Directorships Held by Officer    N/A

24

Additional Information	(Unaudited)

Non-Interested Directors

John R. Costantino

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    68

Position(s) Held with Fund    Chairman of the Board

Term of Office and Length of Time Served    Until successor is elected and qualified — 18 years

Principal Occupation(s) During Past 5 year    General Partner, NGN Capital LLC since 2006; and Managing Director, Vice President of Walden Capital Management since 1996.

Number of Portfolios in Fund Complex Overseen by Director    16

Other Directorships Held by Director    Trustee of GE Institutional Funds since 1997; Trustee of Fordham University from 1989 to 1995 and from 2001 to 2007 and Trustee Emeritus since 2007; Trustee of NeuroScience Research Institute since 1986; Trustee of GE Funds from 1993 to February 2011; Director of Artes Medical from 2006 to 2008; and Trustee of Gregorian University Foundation from 1992 to 2007.

R. Sheldon Johnson

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    68

Positions(s) Held with Fund    Director

Term of office and Length of Time served    Until successor is elected and qualified — 3 years

Principal Occupation(s) During Past 5 years    Retired, 2006 to present; Head of Global Institutional Equity Sales and Marketing at Morgan Stanley & Co., Inc. from 2002 to 2006 and Managing Director at Morgan Stanley & Co., Inc. from 1988 to 2006.

Number of Portfolios in Fund Complex Overseen by Director    16

Other Directorships Held by Director    Trustee of GE Institutional Funds since April 2011 and Trustee of St. Lawrence University since 2003.

25

Additional Information	(Unaudited)

Donna M. Rapaccioli

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    52

Position(s) Held with Fund    Director

Term of Office and Length of Time Served    Until successor is elected and qualified — 3 years

Principal Occupation(s) During Past 5 Years    Dean of the Gabelli School of Business since 2007 and Accounting professor since 1987 at Fordham University.

Number of Portfolios in Fund Complex Overseen by Officer    16

Other Directorships Held by Director    Trustee of GE Institutional Funds since January 2012 and Trustee of Emmanuel College since 2010.

The Statement of Additional Information for the Funds includes additional information about the Directors and Officers and is available, without charge, upon request by calling 1-800-242-0134.

26

Investment Team	(Unaudited)

Investment Adviser and Administrator

GE Asset Management Incorporated

Board of Directors

John R. Costantino, Chairman

R. Sheldon Johnson

Jeanne M. La Porta

Donna M. Rapaccioli

Matthew J. Simpson

Secretary

JoonWon Choe

Assistant Secretary

Michelle Matzelle

Treasurer

Arthur A. Jensen

Assistant Treasurer

Ryan Hunter

Distributor

GE Investment Distributors, Inc.

Member FINRA and SIPC

Custodian

State Street Bank & Trust Company

At GE Asset Management, we’re dedicated to providing the investment options you’ll need to tailor your financial portfolio to every stage of your life. Each member of the GE Family of Funds is managed according to the same principles of integrity and quality that have guided GE over the past century, and have made it the world-class company that it is today. Each fund draws strength from a heritage of investment management experience that spans more than 80 years. Whether you’re creating a new investment portfolio or adding to an established one, the GE Family of Funds offers an array of professionally managed investment options that will help you meet a lifetime of financial needs.

27

Investment Adviser

GE Asset Management Incorporated

1600 Summer Street

Stamford, CT 06905

or at:

PO Box 7900

Stamford, CT 06904-7900

Distributor

GE Investment Distributors, Inc.

member FINRA and SIPC

1600 Summer Street

Stamford, CT 06905

or at:

PO Box 7900

Stamford, CT 06904-7900

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 1-800-493-3042; (ii) on the Fund’s website at http://www.geam.com; and (iii) on the Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC — information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s website at http://www.geam.com; and (ii) on the Commission’s website at http://www.sec.gov.

GE Investments Funds, Inc.

Income Fund

Annual Report

December 31, 2014

GE Investments Funds, Inc.

Income Fund	Contents

This report is prepared for Policyholders of certain variable contracts and may be distributed to others only if preceded or accompanied by the variable contract’s current prospectus and the current prospectus and/or summary prospectus of the Fund available for investments thereunder.

Notes to Performance	December 31, 2014 (Unaudited)

The information provided on the performance pages relates to the GE Investments Income Fund (the “Fund”).

Total return performance shown in this report for the Fund takes into account changes in share price and assumes reinvestment of dividends and capital gains distributions, if any. Total returns shown are net of Fund fees and expenses but do not reflect fees and charges associated with the variable contracts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the Fund’s total returns for all periods shown.

The performance data quoted represents past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Periods less than one year are not annualized. Please call 800-493-3042 or visit the Fund’s website at http://www.geam.com for the most recent month-end performance data.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. An investment in the Fund is subject to risk, including possible loss of principal invested.

The Barclays U.S. Aggregate Bond Index is an unmanaged market value-weighted index of taxable investment grade debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of one year or more. This index is designed to represent the performance of the U.S. investment-grade first rate bond market.

The results shown for the foregoing index assume the reinvestment of net dividends or interest and do not reflect fees, expenses, or taxes. As such, the index returns do not reflect the actual cost of investing in the instruments that comprise the index.

The peer universe of the underlying annuity funds used for the peer group average annual total return calculation is based on a blend of Morningstar peer categories, as shown. Morningstar is an independent mutual fund rating service. A Fund’s performance may be compared to or ranked within a universe of mutual funds with investment objectives and policies similar but not necessarily identical to that of the Fund.

©2015 Morningstar, Inc. All Rights Reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damage or losses relating from any use of this information. Past performance is no guarantee of future results.

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice.

GE Investment Distributors, Inc., Member of FINRA & SIPC, is the principal underwriter and distributor of the GE Investments Funds, Inc. and a wholly owned subsidiary of GE Asset Management Incorporated, the investment adviser of the Fund.

1

Income Fund	(Unaudited)

William M. Healey

Senior Vice President and Chief Investment Officer — Core Fixed Income Investments

Mark H. Johnson

Senior Vice President and Chief Investment Officer — Insurance and Long Duration

The Income Fund is co-managed by William M. Healey and Mark H. Johnson. Messrs. Healey and Johnson are each responsible for a portion of the Fund, the size of which is determined by consensus and adjusted on a periodic basis, if necessary. Although each portfolio manager manages his portion of the Fund independent of the other, they are highly collaborative and communicative.

William M. Healey is a Senior Vice President and Chief Investment Officer — Core Fixed Income Investments of GE Asset Management. He has served on the portfolio management team for the Income Fund since September 1997. Mr. Healey joined GE Asset Management in April 1996 as a portfolio manager, became Vice President in June 2001, Senior Vice President in January 2007 and Chief Investment Officer — Core Fixed Income Investments in April 2012. Prior to joining GE Asset Management, Mr. Healey spent over 11 years in the fixed income group at MetLife.

Mark H. Johnson is a Senior Vice President and Chief Investment Officer — Insurance and Long Duration of GE Asset Management. He has been a member of the portfolio management team for the Income Fund since 2007. Mr. Johnson joined GE in 1998 and GE Asset Management as a Vice President and portfolio manager in 2002. He became Senior Vice President in 2007 and Chief Investment Officer — Long Duration Fixed Income & Insurance Investments in April 2012. Prior to joining GE Asset Management, Mr. Johnson held positions at various insurance companies and public accounting firms.

Q.	How did the GE Investments Income Fund perform compared to its benchmark for the twelve-month period ended December 31, 2014?

A.	For the twelve-month period ended December 31, 2014, the Income Fund returned 5.12%. The Barclays Capital U.S. Aggregate Bond Index, the Fund’s benchmark, returned 5.97% and the Fund’s Morningstar peer group of 212 U.S. Insurance Intermediate-Term Bond funds returned an average of 5.17% over the same period.
Q.	What market factors affected the Fund’s performance?

A.	The market factors that most influenced the Fund’s total return over the last twelve months were the decline in U.S. treasury yields, particularly in ten to thirty year maturity bonds, and the backup in credit spreads in the second half of 2014. Negative GDP in the first quarter, due to poor weather, and a series of risk off events including the unrest between Russia and Ukraine, the growing insurgency of ISIS and the Ebola virus scare drove interest rates lower in the first half of the year. Despite stronger U.S. economic fundamentals in the second and third quarters, U.S. Treasury yields continued to decline in the second half of the year, predominantly due to growth concerns outside the U.S., disinflation fears, collapsing oil prices and lower comparative yields in Europe and Japan. The 30-year U.S. Treasury bond yield fell roughly 125 bps last year while the yield on the 2-year note increased nearly 30 bps, tied more to expectations for a Fed rate hike in 2015. Credit spreads, particularly high yield, widened with the drop in oil prices and fear of slowing global demand. Due to wider spreads in the second half of the year, high grade corporate bonds underperformed U.S. treasuries on a duration adjusted basis in 2014 and high yield debt underperformed the broader investment grade market by roughly 350 bps.

Q.	What were the primary drivers of Fund performance?

A.

The primary drivers of Fund performance relative to its benchmark were duration positioning and sector allocation. The duration of the Fund was tactically traded between neutral and 1 year short relative to the benchmark which negatively impacted performance in the declining rate environment. The Fund’s non-index exposure to high yield debt was a drag on performance in the second half of the year due to negative returns in that sector during

2

(Unaudited)

the period. In general, individual security selection in investment grade credit and mortgage-backed securities contributed positively to performance.

Q.	Were there any significant changes to the Fund during the period?

A.	The most significant change in Fund positioning during the period was the reduction in the non-index exposure to emerging market debt from roughly 5% to zero in the first quarter. The allocation to investment grade credit increased from neutral to 3% overweight and exposure to high yield debt increased from 6% to 10%. These changes occurred later during the year after credit spreads began to widen. While the Fund’s duration began and ended the year neutral relative to the benchmark, the position was tactically traded between neutral and 1 year short.

3

Income Fund	(Unaudited)

Understanding Your Fund’s Expenses

As a shareholder of the Fund, you incur ongoing costs. Ongoing costs include portfolio management fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended December 31, 2014.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given under the heading “Expenses paid during the period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs, such as sales charges or redemption fees, if any. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. Additionally, the expenses shown do not reflect the fees or charges associated with variable contracts through which shares of the Fund are offered.

July 1, 2014 – December 31, 2014

	Account value at the beginning of the period ($)	Account value at the end of the period ($)	Expenses paid during the period ($)*
Actual Fund Return	1,000.00	1,012.50	4.87
Hypothetical 5% Return (2.5% for the period)	1,000.00	1,020.37	4.89

*	Expenses are equal to the Fund’s annualized net expense ratio of 0.96%** (for the period July 1, 2014 – December 31, 2014), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
**	May differ from expense ratio disclosed in the financial highlights, which is calculated based on the entire fiscal year’s data.

4

Income Fund	(Unaudited)

Investment Profile

A mutual fund designed for investors who seek maximum income consistent with prudent investment management and the preservation of capital. The Fund seeks to achieve its objective by investing at least 80% of its net assets under normal circumstances in debt securities.

Morningstar Performance Comparison

Based on average annual returns for periods ended 12/31/14

	One Year	Five Year	Ten Year
Number of funds in peer group	212	172	125
Peer group average annual total return	5.17%	4.75%	4.37%
Morningstar Category in peer group: U.S. Insurance Intermediate-Term Bond

Sector Allocation

as a % of Investments of $33,736 (in thousands) on December 31, 2014 (b)(c)

Quality Ratings

as of December 31, 2014 as a % of Investments (b)(c)

Moody’s / S&P Rating*	Percentage of Fair Value
Aaa / AAA	6.94%
Aa / AA	53.90%
A / A	8.58%
Baa / BBB	18.10%
Ba / BB and lower	11.06%
NR / Other	1.42%
100.00%

Change in Value of a $10,000 Investment(a)

Class 1 Shares

Average Annual Total Return

for the Periods Ended December 31, 2014

Class 1 Shares (Inception date: 1/03/95)

	One Year	Five Year	Ten Year	Ending Value of a $10,000 Investment (a)
Income Fund	5.12%	4.80%	3.75%	$14,445
Barclays U.S. Aggregate Bond Index	5.97%	4.45%	4.71%	$15,842

(a)	Ending value of a $10,000 investment for the ten-year period or since inception, whichever is less.
(b)	Fair Value basis is inclusive of short-term investment in State Street Institutional U.S. Government Money Market Fund Premier Class.
(c)	The securities information regarding holdings, allocations and other characteristics is presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security.

*	Moody’s Investors Services, Inc. (“Moody’s”) and Standard & Poor’s Corporation (“S&P”) are nationally recognized statistical rating organizations. The quality ratings represent the lower of Moody’s or S&P credit ratings. When a rating from only one of the rating agencies is available, that rating is used. Securities not rated by Moody’s or S&P are categorized as not rated. Credit quality measures a bond issuer’s ability to repay interest and principal in a timely manner. Credit quality ratings assigned by a rating agency are subject to change periodically and are not absolute standards of quality. In formulating investment decisions for the Fund, GEAM develops its own analysis of the credit quality and risks associated with individual debt instruments, rather than relying exclusively on rating agency ratings.

See Notes to Performance beginning on page 1 for further information, including an explanation of Morningstar peer categories.

Past performance does not predict future performance. The performance shown in the graphs and tables does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares and does not reflect the fees or charges that would be associated with variable contracts through which shares of the Fund are offered.

5

Income Fund

Schedule of Investments	December 31, 2014

Income Fund

		Principal Amount	Fair Value

Bonds and Notes — 98.9%†

U.S. Treasuries — 22.6%

U.S. Treasury Bonds
3.00%	11/15/44	$1,216,700	$1,278,676
4.50%	02/15/36	280,800	374,539
U.S. Treasury Notes
0.38%	10/31/16	300,000	298,758
0.50%	06/30/16	2,374,400	2,375,141
0.88%	07/31/19	215,000	208,332
1.50%	06/30/16 - 11/30/19	2,088,100	2,088,714
2.25%	11/15/24	752,500	757,556
			7,381,716

Agency Mortgage Backed — 29.0%

Federal Home Loan Mortgage Corp.
4.00%	05/01/44	424,160	455,408
4.50%	06/01/33 - 02/01/35	8,838	9,582
5.00%	07/01/35 - 06/01/41	263,525	295,410
5.50%	05/01/20 - 01/01/38	105,462	118,547
6.00%	04/01/17 - 11/01/37	251,400	285,852
6.50%	02/01/29	132	151
7.00%	10/01/16 - 08/01/36	42,881	48,410
7.50%	01/01/30 - 09/01/33	5,169	5,806
8.00%	11/01/30	11,941	13,735
8.25%	06/01/26	60,000	83,402	(a)
8.50%	04/01/30	7,555	9,456
Federal National Mortgage Assoc.
2.10%	04/01/37	1,074	1,109	(b)
3.00%	02/01/43 - 06/01/43	1,955,575	1,981,922
3.50%	11/01/42 - 02/01/43	367,956	385,514
4.00%	05/01/19 - 03/01/44	693,525	742,904
4.50%	05/01/18 - 01/01/41	797,780	864,738
5.00%	03/01/34 - 06/01/41	389,198	436,751
5.50%	06/01/20 - 01/01/39	435,737	486,450
6.00%	10/01/19 - 07/01/35	408,404	467,787
6.50%	07/01/17 - 08/01/34	66,117	73,961
7.00%	03/01/15 - 02/01/34	28,610	30,859
7.50%	02/01/15 - 12/01/33	33,606	36,793
8.00%	12/01/15 - 01/01/33	18,195	21,141
9.00%	12/01/17 - 12/01/22	2,671	2,916
3.50%	TBA	627,099	653,702	(c)
5.00%	TBA	25,000	27,621	(c)
Government National Mortgage Assoc.
1.63%	02/20/23 - 02/20/26	7,485	7,643	(b)
3.00%	04/20/43 - 06/20/43	322,264	329,953
3.50%	05/20/43	90,292	94,912
4.00%	01/20/41 - 04/20/43	335,015	360,291
4.50%	08/15/33 - 03/20/41	264,353	290,402
6.00%	04/15/27 - 09/15/36	156,290	178,506
6.50%	04/15/19 - 08/15/36	73,117	83,608
7.00%	01/15/28 - 10/15/36	52,989	58,911
7.50%	11/15/31	434	436
8.00%	12/15/29	805	816

		Principal Amount	Fair Value

8.50%	10/15/17	$2,515	$2,669
9.00%	11/15/16 - 12/15/21	7,769	8,224
3.00%	TBA	210,648	215,414	(c)
5.00%	TBA	265,000	291,847	(c)
			9,463,559

Agency Collateralized Mortgage Obligations — 0.7%

Federal Home Loan Mortgage Corp.
0.08%	09/25/43	750,384	2,195	(b,d)
Federal Home Loan Mortgage Corp. REMIC
3.50%	09/15/29 - 11/15/30	165,578	16,355	(d)
4.50%	03/15/18	15,226	276	(d)
5.00%	10/15/18	10,278	207	(d)
5.50%	06/15/33	49,209	8,882	(d)
6.44%	08/15/25	81,318	10,068	(b,d)
7.50%	07/15/27	3,763	642	(d)
Federal Home Loan Mortgage Corp. STRIPS
1.47%	08/01/27	480	443	(e,f)
8.00%	02/01/23 - 07/01/24	1,733	384	(d)
Federal National Mortgage Assoc. REMIC
0.51%	12/25/22	103	100	(e,f)
1.24%	12/25/42	43,852	1,712	(b,d)
5.00%	09/25/40	113,103	11,893	(d)
5.83%	07/25/38	22,453	2,792	(b,d)
5.93%	09/25/42	196,137	35,398	(b,d)
7.00%	09/25/20	252	271
7.33%	05/25/18	69,968	5,774	(b,d)
8.00%	05/25/22	2	46	(d)
Federal National Mortgage Assoc. STRIPS
1.87%	12/25/34	43,355	40,368	(e,f)
4.50%	08/25/35 - 01/25/36	58,004	8,417	(d)
5.00%	03/25/38 - 05/25/38	34,506	4,829	(d)
5.50%	12/25/33	11,891	2,253	(d)
6.00%	01/25/35	20,132	3,451	(d)
7.50%	11/25/23	10,214	1,673	(d)
8.00%	08/25/23 - 07/25/24	3,501	783	(d)
8.50%	07/25/22	120	19	(d)
9.00%	05/25/22	93	19	(d)
Government National Mortgage Assoc.
4.50%	10/20/37 - 08/16/39	190,816	15,562	(d)
5.00%	12/20/35 - 09/20/38	147,682	11,214	(d)
6.08%	02/20/40	203,870	36,674	(b,d)
			222,700

Asset Backed — 0.1%

Ford Credit Auto Lease Trust 2013-A
1.28%	06/15/16	20,000	20,049

Corporate Notes — 38.9%

21st Century Fox America Inc.
6.65%	11/15/37	30,000	40,058	(g)
ABB Finance USA Inc.
1.63%	05/08/17	41,000	41,135	(g)
AbbVie Inc.
1.75%	11/06/17	45,000	45,098	(g)
2.00%	11/06/18	31,000	30,896	(g)
ACCO Brands Corp.
6.75%	04/30/20	44,000	46,046	(g)

See Notes to Schedules of Investments and Notes to Financial Statements.

6

Income Fund

Schedule of Investments	December 31, 2014

		Principal Amount	Fair Value

Actavis Funding SCS
1.30%	06/15/17	$27,000	$26,508
4.85%	06/15/44	17,000	17,251
Activision Blizzard Inc.
5.63%	09/15/21	43,000	45,150	(g,h)
Aetna Inc.
3.50%	11/15/24	23,000	23,378
Agrium Inc.
4.90%	06/01/43	30,000	31,075	(g)
Alcoa Inc.
5.13%	10/01/24	10,000	10,598	(g)
Altria Group Inc.
2.95%	05/02/23	23,000	22,240	(g)
4.50%	05/02/43	23,000	23,162	(g)
America Movil SAB de C.V.
5.00%	03/30/20	100,000	110,274	(g)
American Axle & Manufacturing Inc.
6.25%	03/15/21	33,000	34,650	(g)
6.63%	10/15/22	26,000	27,560	(g)
7.75%	11/15/19	9,000	10,080	(g)
American Campus Communities Operating Partnership LP
4.13%	07/01/24	32,000	32,322	(g)
American Electric Power Company Inc.
2.95%	12/15/22	36,000	35,314
American Express Co.
3.63%	12/05/24	45,000	45,375
American International Group Inc.
3.38%	08/15/20	16,000	16,621	(g)
4.13%	02/15/24	32,000	34,064	(g)
4.50%	07/16/44	23,000	24,300
American Seafoods Group LLC/American Seafoods Finance Inc.
10.75%	05/15/16	35,000	31,325	(g,h)
American Tower Corp. (REIT)
3.40%	02/15/19	44,000	44,784	(g)
3.50%	01/31/23	14,000	13,527	(g)
Amgen Inc.
2.20%	05/22/19	65,000	64,727	(g)
Amkor Technology Inc.
6.63%	06/01/21	26,000	25,740	(g)
Anadarko Petroleum Corp.
6.20%	03/15/40	26,000	30,458	(g)
Anheuser-Busch InBev Worldwide Inc.
2.50%	07/15/22	77,000	7 4,835	(g)
Anthem Inc.
3.30%	01/15/23	22,000	21,979	(g)
AP Moeller — Maersk A/S
2.55%	09/22/19	30,000	30,084	(g,h)
3.75%	09/22/24	30,000	30,801	(g,h)
Apple Inc.
2.85%	05/06/21	43,000	43,987	(g)
3.45%	05/06/24	45,000	47,127	(g)
Aramark Services Inc.
5.75%	03/15/20	60,000	61,950	(g)
Archer-Daniels-Midland Co.
4.02%	04/16/43	35,000	35,119	(g)
Ares Capital Corp.
3.88%	01/15/20	30,000	29,914
Ascension Health
4.85%	11/15/53	36,000	40,666

		Principal Amount	Fair Value

AT&T Inc.
2.38%	11/27/18	$22,000	$22,170	(g)
4.80%	06/15/44	26,000	26,493	(g)
Bank of America Corp.
1.70%	08/25/17	21,000	21,005	(g)
2.00%	01/11/18	92,000	91,930	(g)
2.60%	01/15/19	38,000	38,295	(g)
4.00%	04/01/24	68,000	70,803	(g)
4.10%	07/24/23	40,000	42,126	(g)
4.25%	10/22/26	40,000	39,910
Baytex Energy Corp.
5.13%	06/01/21	26,000	22,100	(h)
BB&T Corp.
2.45%	01/15/20	45,000	44,817
Bed Bath & Beyond Inc.
3.75%	08/01/24	21,000	21,290	(g)
4.92%	08/01/34	6,000	6,191	(g)
5.17%	08/01/44	31,000	32,435	(g)
Berkshire Hathaway Energy Co.
6.13%	04/01/36	115,000	144,478	(g)
Berkshire Hathaway Finance Corp.
2.90%	10/15/20	55,000	56,396	(g)
3.00%	05/15/22	27,000	27,421	(g)
Berkshire Hathaway Inc.
4.50%	02/11/43	38,000	41,557	(g)
Bombardier Inc.
4.75%	04/15/19	27,000	27,101	(g,h)
6.00%	10/15/22	43,000	43,430	(g,h)
7.75%	03/15/20	52,000	56,420	(g,h)
BP Capital Markets PLC
1.38%	05/10/18	23,000	22,592	(g)
3.81%	02/10/24	90,000	90,584	(g)
Brocade Communications Systems Inc.
4.63%	01/15/23	14,000	13,440	(g)
Building Materials Corporation of America
5.38%	11/15/24	26,000	25,935	(h)
Cadence Design Systems Inc.
4.38%	10/15/24	45,000	45,722	(g)
Calpine Corp.
5.75%	01/15/25	27,000	27,337	(g)
5.88%	01/15/24	32,000	34,080	(g,h)
Caterpillar Inc.
4.30%	05/15/44	22,000	23,493	(g)
Catholic Health Initiatives
2.60%	08/01/18	15,000	15,196
4.35%	11/01/42	16,000	15,885
CBS Corp.
3.70%	08/15/24	34,000	33,907	(g)
CCOH Safari LLC
5.50%	12/01/22	17,000	17,255
5.75%	12/01/24	26,000	26,292
Cequel Capital Corp.
5.13%	12/15/21	62,000	60,140	(g,h)
CF Industries Inc.
5.38%	03/15/44	23,000	24,815	(g)
Chesapeake Energy Corp.
3.25%	03/15/16	27,000	26,932	(g)
5.38%	06/15/21	43,000	42,973	(g)

See Notes to Schedules of Investments and Notes to Financial Statements.

7

Income Fund

Schedule of Investments	December 31, 2014

		Principal Amount	Fair Value

Citigroup Inc.
1.75%	05/01/18	$47,000	$46,450	(g)
5.50%	09/13/25	65,000	71,923	(g)
CMS Energy Corp.
4.88%	03/01/44	23,000	25,162	(g)
CNA Financial Corp.
5.88%	08/15/20	38,000	43,378	(g)
Cogeco Cable Inc.
4.88%	05/01/20	45,000	45,000	(g,h)
Comcast Corp.
4.20%	08/15/34	22,000	23,004	(g)
4.75%	03/01/44	23,000	25,631	(g)
ConocoPhillips Co.
3.35%	11/15/24	45,000	45,466
Constellation Brands Inc.
7.25%	09/01/16	45,000	48,600	(g)
Continental Resources Inc.
4.90%	06/01/44	21,000	18,200	(g)
Corp Andina de Fomento
4.38%	06/15/22	71,000	76,315	(g)
Corporate Office Properties LP (REIT)
3.60%	05/15/23	48,000	46,121	(g)
3.70%	06/15/21	21,000	20,909	(g)
Cott Beverages Inc.
5.38%	07/01/22	26,000	23,855	(h)
COX Communications Inc.
4.70%	12/15/42	11,000	10,990	(g,h)
Crown Americas LLC/Crown Americas Capital Corp. IV
4.50%	01/15/23	18,000	17,460	(g)
CSX Corp.
4.50%	08/01/54	22,000	23,041	(g)
CVS Health Corp.
2.25%	08/12/19	65,000	64,728	(g)
Daimler Finance North America LLC
2.38%	08/01/18	150,000	152,104	(g,h)
DaVita HealthCare Partners Inc.
5.13%	07/15/24	17,000	17,340	(g)
Denbury Resources Inc.
6.38%	08/15/21	62,000	58,900	(g)
Diageo Capital PLC
1.13%	04/29/18	47,000	45,992	(g)
Diageo Investment Corp.
2.88%	05/11/22	51,000	50,969	(g)
DigitalGlobe Inc.
5.25%	02/01/21	73,000	69,350	(g,h)
DIRECTV Holdings LLC
4.45%	04/01/24	35,000	36,621	(g)
5.15%	03/15/42	45,000	46,501	(g)
Dollar General Corp.
1.88%	04/15/18	45,000	43,483	(g)
4.13%	07/15/17	46,000	47,441	(g)
Dominion Resources Inc.
1.95%	08/15/16	40,000	40,430	(g)
Duke Energy Corp.
3.75%	04/15/24	43,000	44,730	(g)
Duke Energy Progress Inc.
4.15%	12/01/44	15,000	15,945
Eaton Corp.
2.75%	11/02/22	50,000	49,120	(g)

		Principal Amount	Fair Value

Ecopetrol S.A.
5.88%	05/28/45	$11,000	$10,175	(g)
El Paso Pipeline Partners Operating Company LLC
4.30%	05/01/24	20,000	20,039	(g)
Electricite de France S.A.
2.15%	01/22/19	91,000	91,224	(g,h)
Energy Transfer Equity LP
5.88%	01/15/24	87,000	88,305	(g)
Energy Transfer Partners LP
6.50%	02/01/42	42,000	48,277	(g)
Ensco PLC
4.50%	10/01/24	47,000	45,683	(g)
5.75%	10/01/44	25,000	25,084	(g)
Enterprise Products Operating LLC
3.75%	02/15/25	37,000	37,141	(g)
ERP Operating LP
4.50%	07/01/44	26,000	27,097	(g)
European Investment Bank
4.88%	01/17/17	75,000	81,064	(g)
Express Scripts Holding Co.
2.25%	06/15/19	42,000	41,550	(g)
Florida Power & Light Co.
4.13%	02/01/42	31,000	33,099	(g)
Forest Laboratories Inc.
5.00%	12/15/21	43,000	46,562	(g,h)
Freeport-McMoRan Inc.
5.45%	03/15/43	21,000	19,857	(g)
Fresenius Medical Care US Finance Inc.
5.75%	02/15/21	47,000	50,114	(g,h)
Frontier Communications Corp.
7.13%	03/15/19	52,000	56,940	(g)
General Motors Co.
4.88%	10/02/23	16,000	17,120	(g)
5.00%	04/01/35	43,000	44,810
General Motors Financial Company Inc.
2.63%	07/10/17	18,000	18,078	(g)
3.00%	09/25/17	26,000	26,293	(g)
3.50%	07/10/19	18,000	18,380	(g)
4.38%	09/25/21	43,000	44,881	(g)
Georgia-Pacific LLC
3.60%	03/01/25	70,000	70,299	(h)
Gilead Sciences Inc.
4.80%	04/01/44	34,000	37,715	(g)
Glencore Funding LLC
2.50%	01/15/19	29,000	28,556	(g,h)
4.13%	05/30/23	43,000	41,958	(g,h)
4.63%	04/29/24	46,000	46,221	(g,h)
HCA Inc.
4.75%	05/01/23	72,000	73,260	(g)
6.50%	02/15/20	45,000	50,422	(g)
Hewlett-Packard Co.
2.75%	01/14/19	92,000	92,118	(g)
Hexion US Finance Corp.
6.63%	04/15/20	41,000	40,180	(g)
Hughes Satellite Systems Corp.
6.50%	06/15/19	19,000	20,378	(g)
Humana Inc.
3.85%	10/01/24	45,000	45,593	(g)
Huntsman International LLC
4.88%	11/15/20	46,000	45,655	(g)

See Notes to Schedules of Investments and Notes to Financial Statements.

8

Income Fund

Schedule of Investments	December 31, 2014

		Principal Amount	Fair Value

Hyundai Capital America
2.13%	10/02/17	$23,000	$23,112	(g,h)
Illinois Tool Works Inc.
3.50%	03/01/24	45,000	46,840	(g)
Ingersoll-Rand Luxembourg Finance S.A.
3.55%	11/01/24	32,000	31,805
Ingles Markets Inc.
5.75%	06/15/23	54,000	54,222	(g)
Intelsat Jackson Holdings S.A.
5.50%	08/01/23	43,000	42,738	(g)
Invesco Finance PLC
3.13%	11/30/22	67,000	66,402	(g)
Iron Mountain Inc.
6.00%	08/15/23	44,000	45,760	(g)
JB Poindexter & Company Inc.
9.00%	04/01/22	13,000	14,040	(g,h)
JBS USA LLC/JBS USA Finance Inc.
5.88%	07/15/24	25,000	24,562	(g,h)
Jefferies Group Inc.
5.13%	01/20/23	15,000	15,248	(g)
6.50%	01/20/43	16,000	16,321	(g)
John Deere Capital Corp.
3.35%	06/12/24	43,000	44,072	(g)
Johnson Controls Inc.
4.63%	07/02/44	22,000	22,640	(g)
JPMorgan Chase & Co.
3.88%	09/10/24	68,000	68,058	(g)
5.00%	12/29/49	32,000	31,310	(b,g)
6.10%	10/29/49	55,000	54,862	(b,g)
KB Home
7.00%	12/15/21	44,000	46,282	(g)
Kerr-McGee Corp.
6.95%	07/01/24	14,000	17,111	(g)
Keysight Technologies Inc.
4.55%	10/30/24	45,000	45,018	(g,h)
KFW
2.00%	10/04/22	90,000	88,658	(g)
4.50%	07/16/18	85,000	93,914	(g)
Kilroy Realty LP
4.25%	08/15/29	22,000	22,002	(g)
Kinder Morgan Energy Partners LP
3.50%	09/01/23	39,000	37,024	(g)
Kinder Morgan Inc.
3.05%	12/01/19	23,000	22,817
5.63%	11/15/23	61,000	65,296	(g,h)
Kinross Gold Corp.
5.95%	03/15/24	23,000	21,582	(g,h)
6.88%	09/01/41	5,000	4,754	(g)
Korea National Oil Corp.
2.88%	11/09/15	100,000	101,445	(g,h)
L Brands Inc.
5.63%	02/15/22	44,000	47,300	(g)
L-3 Communications Corp.
1.50%	05/28/17	30,000	29,705	(g)
3.95%	05/28/24	16,000	16,132	(g)
Lamar Media Corp.
5.00%	05/01/23	44,000	43,560	(g)
Land O’ Lakes Inc.
6.00%	11/15/22	13,000	13,910	(g,h)

		Principal Amount	Fair Value

Lear Corp.
5.25%	01/15/25	$43,000	$43,537
Lennar Corp.
4.50%	11/15/19	26,000	25,805
Liberty Mutual Group Inc.
4.25%	06/15/23	48,000	49,463	(g,h)
Linn Energy LLC
6.25%	11/01/19	24,000	20,280	(g)
Macquarie Bank Ltd.
2.60%	06/24/19	20,000	20,168	(g,h)
Macy’s Retail Holdings Inc.
4.50%	12/15/34	45,000	45,313
Marathon Petroleum Corp.
3.63%	09/15/24	45,000	44,100	(g)
4.75%	09/15/44	33,000	31,165	(g)
MarkWest Energy Partners LP/MarkWest Energy Finance Corp.
4.88%	12/01/24	17,000	16,618
5.50%	02/15/23	15,000	15,188	(g)
Marsh & McLennan Companies Inc.
3.50%	03/10/25	45,000	45,286	(g)
Mattel Inc.
2.35%	05/06/19	67,000	66,763	(g)
Medtronic Inc.
2.50%	03/15/20	37,000	37,097	(h)
3.50%	03/15/25	47,000	48,080	(h)
4.63%	03/15/45	25,000	27,100	(h)
MEG Energy Corp.
6.50%	03/15/21	26,000	23,725	(g,h)
Memorial Sloan-Kettering Cancer Center
4.13%	07/01/52	20,000	19,884	(g)
MetLife Inc.
4.72%	12/15/44	18,000	20,021	(g)
MGM Resorts International
5.25%	03/31/20	43,000	42,677	(g)
Monsanto Co.
3.38%	07/15/24	21,000	21,337	(g)
4.70%	07/15/64	12,000	12,582	(g)
Morgan Stanley
2.13%	04/25/18	45,000	45,026	(g)
2.38%	07/23/19	66,000	65,757	(g)
3.70%	10/23/24	45,000	45,613
4.10%	05/22/23	52,000	52,647	(g)
4.35%	09/08/26	35,000	35,209	(g)
4.88%	11/01/22	49,000	52,042	(g)
5.00%	11/24/25	29,000	30,946	(g)
Motorola Solutions Inc.
4.00%	09/01/24	43,000	43,259	(g)
Mylan Inc.
7.88%	07/15/20	70,000	74,564	(g,h)
National Agricultural Cooperative Federation
4.25%	01/28/16	100,000	103,127	(g,h)
National Retail Properties Inc.
3.90%	06/15/24	36,000	36,715	(g)
NCL Corporation Ltd.
5.00%	02/15/18	26,000	26,000	(g)
Newfield Exploration Co.
5.63%	07/01/24	22,000	21,766	(g)
5.75%	01/30/22	77,000	76,230	(g)
Newmont Mining Corp.
4.88%	03/15/42	17,000	14,807	(g)

See Notes to Schedules of Investments and Notes to Financial Statements.

9

Income Fund

Schedule of Investments	December 31, 2014

		Principal Amount	Fair Value

Nexen Energy ULC
6.40%	05/15/37	$25,000	$31,139	(g)
Noble Energy Inc.
3.90%	11/15/24	27,000	26,685
NRG Energy Inc.
6.25%	07/15/22	43,000	43,967
Omnicom Group Inc.
3.63%	05/01/22	23,000	23,612	(g)
Oracle Corp.
2.25%	10/08/19	87,000	87,622	(g)
3.63%	07/15/23	8,000	8,390	(g)
4.50%	07/08/44	21,000	22,810	(g)
OUTFRONT Media Capital LLC/OUTFRONT Media Capital Corp.
5.63%	02/15/24	26,000	26,130	(g,h)
Owens & Minor Inc.
3.88%	09/15/21	45,000	45,509	(g)
Owens-Brockway Glass Container Inc.
5.00%	01/15/22	17,000	17,340	(h)
5.38%	01/15/25	9,000	9,090	(h)
Pacific Gas & Electric Co.
3.40%	08/15/24	68,000	68,813	(g)
PacifiCorp
6.25%	10/15/37	12,000	16,240	(g)
PepsiCo Inc.
4.25%	10/22/44	27,000	28,178
Petrobras International Finance Company S.A.
3.50%	02/06/17	50,000	47,745	(g)
3.88%	01/27/16	25,000	24,533	(g)
Petroleos Mexicanos
3.50%	01/30/23	21,000	20,087	(g)
Philip Morris International Inc.
4.13%	03/04/43	24,000	23,526	(g)
Pitney Bowes Inc.
4.63%	03/15/24	43,000	44,015	(g)
Post Holdings Inc.
6.75%	12/01/21	26,000	25,220	(h)
Prudential Financial Inc.
5.63%	06/15/43	16,000	16,357	(b,g)
Public Service Electric & Gas Co.
2.38%	05/15/23	69,000	66,358	(g)
Range Resources Corp.
5.75%	06/01/21	37,000	38,202	(g)
Raytheon Co.
4.20%	12/15/44	15,000	15,580
Regency Energy Partners LP/Regency Energy Finance Corp.
5.00%	10/01/22	59,000	55,755	(g)
Revlon Consumer Products Corp.
5.75%	02/15/21	59,000	59,000	(g)
Rockwood Specialties Group Inc.
4.63%	10/15/20	110,000	113,575	(g)
Rowan Companies Inc.
4.75%	01/15/24	32,000	30,204	(g)
5.85%	01/15/44	9,000	8,300	(g)
Royal Bank of Canada
1.20%	09/19/18	81,000	80,537
RSI Home Products Inc.
6.88%	03/01/18	46,000	48,070	(g,h)
Ryder System Inc.
2.45%	09/03/19	54,000	53,620	(g)

		Principal Amount	Fair Value

Scripps Networks Interactive Inc.
2.75%	11/15/19	$25,000	$25,105
Seagate HDD Cayman
4.75%	01/01/25	33,000	33,995	(g,h)
Sealed Air Corp.
4.88%	12/01/22	9,000	8,933	(h)
5.13%	12/01/24	9,000	9,090	(h)
Shell International Finance BV
3.40%	08/12/23	69,000	71,216	(g)
Sinclair Television Group Inc.
5.38%	04/01/21	19,000	18,858
Spectra Energy Partners LP
4.75%	03/15/24	43,000	46,093	(g)
Sprint Corp.
7.25%	09/15/21	25,000	24,781
Statoil ASA
3.70%	03/01/24	44,000	45,555	(g)
4.80%	11/08/43	23,000	26,150	(g)
Steel Dynamics Inc.
5.13%	10/01/21	26,000	26,487	(g,h)
Sysco Corp.
2.35%	10/02/19	45,000	45,245	(g)
3.50%	10/02/24	30,000	30,870	(g)
4.35%	10/02/34	20,000	21,532	(g)
Talisman Energy Inc.
6.25%	02/01/38	20,000	20,304	(g)
Tampa Electric Co.
4.35%	05/15/44	22,000	23,458	(g)
Tanger Properties LP
3.75%	12/01/24	25,000	25,194
Targa Resources Partners LP/Targa Resources Partners Finance Corp.
4.13%	11/15/19	45,000	43,312	(h)
Target Corp.
3.50%	07/01/24	50,000	51,909	(g)
Teachers Insurance & Annuity Association of America
4.90%	09/15/44	45,000	50,146	(g,h)
Teck Resources Ltd.
3.75%	02/01/23	42,000	37,644	(g)
5.40%	02/01/43	23,000	19,440	(g)
Tenet Healthcare Corp.
4.75%	06/01/20	17,000	17,255	(g)
6.00%	10/01/20	44,000	47,249	(g)
Textron Inc.
6.20%	03/15/15	40,000	40,400	(g)
The Allstate Corp.
5.75%	08/15/53	25,000	26,344	(b,g)
The Boeing Co.
2.85%	10/30/24	32,000	31,799
The Dow Chemical Co.
3.50%	10/01/24	90,000	89,088	(g)
4.25%	10/01/34	50,000	49,107	(g)
The Goldman Sachs Group Inc.
2.38%	01/22/18	58,000	58,586	(g)
2.63%	01/31/19	18,000	18,110	(g)
2.90%	07/19/18	32,000	32,828	(g)
4.00%	03/03/24	5,000	5,191	(g)
4.80%	07/08/44	26,000	27,848	(g)
The Korea Development Bank
3.25%	03/09/16	100,000	102,356	(g)

See Notes to Schedules of Investments and Notes to Financial Statements.

10

Income Fund

Schedule of Investments	December 31, 2014

		Principal Amount	Fair Value

The Kroger Co.
2.95%	11/01/21	$32,000	$31,737
The Timken Co.
3.88%	09/01/24	33,000	32,949	(g,h)
The Williams Companies Inc.
4.55%	06/24/24	14,000	13,020	(g)
5.75%	06/24/44	45,000	39,144	(g)
8.75%	03/15/32	17,000	19,840	(g)
TIAA Asset Management Finance Company LLC
4.13%	11/01/24	45,000	46,099	(h)
Time Inc.
5.75%	04/15/22	44,000	42,570	(g,h)
Time Warner Cable Inc.
6.55%	05/01/37	13,000	16,737	(g)
Time Warner Inc.
5.35%	12/15/43	33,000	37,481	(g)
Tops Holding Corp.
8.88%	12/15/17	29,000	29,580	(g)
Tyco Electronics Group S.A.
2.35%	08/01/19	43,000	42,961	(g)
Tyson Foods Inc.
2.65%	08/15/19	22,000	22,200	(g)
3.95%	08/15/24	14,000	14,472	(g)
5.15%	08/15/44	14,000	15,724	(g)
U.S. Bancorp
3.44%	02/01/16	76,000	77,814	(g)
Ultra Petroleum Corp.
6.13%	10/01/24	43,000	36,980	(g,h)
Unit Corp.
6.63%	05/15/21	47,000	42,065	(g)
United Rentals North America Inc.
5.75%	07/15/18	46,000	47,955	(g)
6.13%	06/15/23	17,000	17,850	(g)
UnitedHealth Group Inc.
2.30%	12/15/19	45,000	45,186
Vail Resorts Inc.
6.50%	05/01/19	34,000	35,190	(g)
Valeant Pharmaceuticals International Inc.
6.38%	10/15/20	15,000	15,675	(g,h)
6.75%	08/15/18	34,000	36,168	(g,h)
Verizon Communications Inc.
1.35%	06/09/17	108,000	107,500	(g)
3.50%	11/01/24	45,000	44,212
4.15%	03/15/24	45,000	46,586
4.40%	11/01/34	23,000	22,862
5.05%	03/15/34	14,000	14,934	(g)
5.15%	09/15/23	52,000	57,420	(g)
6.55%	09/15/43	25,000	32,029	(g)
Viasystems Inc.
7.88%	05/01/19	28,000	29,540	(g,h)
Volkswagen Group of America Finance LLC
2.13%	05/23/19	200,000	198,950	(g,h)
W.R. Grace & Co.
5.63%	10/01/24	43,000	44,827	(g,h)
Wal-Mart Stores Inc.
3.30%	04/22/24	36,000	37,171	(g)
4.30%	04/22/44	45,000	49,120	(g)
Walgreens Boots Alliance Inc.
3.80%	11/18/24	45,000	45,895
4.80%	11/18/44	20,000	21,087

		Principal Amount	Fair Value

Weatherford International Ltd.
5.95%	04/15/42	$14,000	$11,854	(g)
6.75%	09/15/40	12,000	11,178	(g)
Wells Fargo & Co.
4.10%	06/03/26	50,000	51,103	(g)
5.90%	12/29/49	29,000	29,217	(b,g)
Windstream Corp.
6.38%	08/01/23	47,000	43,945	(g)
WPP Finance 2010
3.75%	09/19/24	45,000	45,166	(g)
WPX Energy Inc.
5.25%	01/15/17	46,000	46,460	(g)
Xilinx Inc.
2.13%	03/15/19	23,000	22,852	(g)
XLIT Ltd.
5.25%	12/15/43	31,000	35,037	(g)
Yamana Gold Inc.
4.95%	07/15/24	18,000	17,568
			12,724,407

Non-Agency Collateralized Mortgage Obligations — 6.4%

American Tower Trust I (REIT)
1.55%	03/15/43	72,000	71,148	(h)
Banc of America Commercial Mortgage Trust 2006-4
5.68%	07/10/46	20,000	21,302
Banc of America Commercial Mortgage Trust 2007-1
5.48%	01/15/49	100,000	104,792	(b)
Banc of America Commercial Mortgage Trust 2007-4
5.75%	02/10/51	23,327	25,428	(b)
Banc of America Commercial Mortgage Trust 2008-1
6.24%	02/10/51	24,985	27,577	(b)
Banc of America Merrill Lynch Commercial Mortgage Inc. 2005-1
5.28%	11/10/42	40,000	39,989	(b)
Banc of America Merrill Lynch Commercial Mortgage Inc. 2005-6
5.15%	09/10/47	50,079	51,112	(b)
Banc of America Merrill Lynch Commercial Mortgage Trust 2014-520M
4.18%	08/15/46	17,357	18,801	(b,h)
Bear Stearns Commercial Mortgage Securities Trust 2005-T18
4.93%	02/13/42	10,525	10,526	(b)
Bear Stearns Commercial Mortgage Securities Trust 2006-T22
5.58%	04/12/38	25,000	26,091	(b)
Bear Stearns Commercial Mortgage Securities Trust 2007-PW18
6.09%	06/11/50	50,000	55,072	(b)
Citigroup Commercial Mortgage Trust 2014-GC23
4.51%	07/10/47	44,000	40,994	(b,h)
COMM 2005-LP5 Mortgage Trust
4.98%	05/10/43	25,962	26,087	(b)
COMM 2014-CR14 Mortgage Trust
4.53%	02/10/47	25,000	27,349	(b)
COMM 2014-CR19 Mortgage Trust
4.72%	08/10/47	20,000	20,941	(b)
4.72%	08/10/47	205,000	187,358	(b,h)
COMM 2014-CR20 Mortgage Trust
4.51%	11/10/47	21,450	21,798	(b)
COMM 2014-CR21 Morgage Trust
3.99%	12/10/47	41,813	43,124
Credit Suisse Commercial Mortgage Trust 2006-C1
5.47%	02/15/39	75,000	77,985	(b)

See Notes to Schedules of Investments and Notes to Financial Statements.

11

Income Fund

Schedule of Investments	December 31, 2014

		Principal Amount	Fair Value

Credit Suisse First Boston Mortgage Securities Corp. 2005-9
5.19%	10/25/35	$26,897	$—	(*,b,i)
GS Mortgage Securities Trust 2009-GC47
4.53%	09/10/47	78,000	70,399	(b,h)
GS Mortgage Securities Trust 2011-GC5
3.00%	08/10/44	60,000	61,586
5.31%	08/10/44	20,000	22,568	(b,h)
GS Mortgage Securities Trust 2014-GC20
4.26%	04/10/47	25,000	26,720
JP Morgan Chase Commercial Mortgage Securities Trust 2005-CB11
5.34%	08/12/37	29,793	29,828	(b)
JP Morgan Chase Commercial Mortgage Securities Trust 2007-CB18
5.44%	06/12/47	115,587	122,900
JPMBB Commercial Mortgage Securities Trust 2013-C12
4.03%	07/15/45	15,000	15,973	(b)
JPMBB Commercial Mortgage Securities Trust 2013-C15
5.08%	11/15/45	20,000	21,787	(b)
JPMBB Commercial Mortgage Securities Trust 2014-C18
4.81%	02/15/47	20,000	21,181	(b)
LB-UBS Commercial Mortgage Trust 2006-C1
5.16%	02/15/31	68,371	70,023
LB-UBS Commercial Mortgage Trust 2006-C4
5.83%	06/15/38	19,168	20,134	(b)
LB-UBS Commercial Mortgage Trust 2007-C6
6.11%	07/15/40	50,000	54,203	(b)
6.11%	07/15/40	60,000	64,951	(h)
MASTR Alternative Loan Trust 2003-5
5.00%	08/25/18	23,728	1,704	(d)
ML-CFC Commercial Mortgage Trust 2006-3
5.46%	07/12/46	75,000	79,616	(b)
Morgan Stanley Bank of America Merrill Lynch Trust 2013-C10
4.08%	07/15/46	42,000	42,627	(b)
Morgan Stanley Capital I Trust 2005-T17
4.84%	12/13/41	41,203	41,323	(b)
Morgan Stanley Capital I Trust 2006-IQ11
5.66%	10/15/42	50,000	51,337	(b)
Morgan Stanley Capital I Trust 2006-T21
5.27%	10/12/52	40,000	41,307	(b)
Morgan Stanley Capital I Trust 2006-T23
5.81%	08/12/41	30,000	31,475	(b)
Morgan Stanley Capital I Trust 2007-IQ16
6.08%	12/12/49	50,000	54,480	(b)
Morgan Stanley Capital I Trust 2008-T29
6.28%	01/11/43	45,000	50,192	(b)
Wells Fargo Commercial Mortgage Trust 2014-LC18
3.96%	12/15/47	41,608	35,287	(b,h)
WFRBS Commercial Mortgage Trust 2013-C17
4.26%	12/15/46	25,000	26,869
5.13%	12/15/46	20,000	19,867	(b,h)
WFRBS Commercial Mortgage Trust 2014-C19
4.72%	03/15/47	30,000	32,628	(b)
WFRBS Commercial Mortgage Trust 2014-C22
3.91%	09/15/57	25,640	22,424	(b,h)
WFRBS Commercial Mortgage Trust 2014-LC14
4.35%	03/15/47	58,000	62,548	(b)
			2,093,411

		Principal Amount	Fair Value

Sovereign Bonds — 0.3%

Government of Chile
3.63%	10/30/42	$18,000	$16,335	(g)
Government of Mexico
4.00%	10/02/23	22,000	22,825	(g)
4.75%	03/08/44	42,000	43,785	(g)
Government of Peru
5.63%	11/18/50	7,000	8,242
			91,187

Municipal Bonds and Notes — 0.8%

American Municipal Power Inc.
6.27%	02/15/50	25,000	32,000
Municipal Electric Authority of Georgia
6.64%	04/01/57	48,000	63,635
New Jersey Transportation Trust Fund Authority
6.88%	12/15/39	15,000	16,736
Port Authority of New York & New Jersey
4.46%	10/01/62	60,000	63,686
South Carolina State Public Service Authority
6.45%	01/01/50	30,000	41,075
State of California
5.70%	11/01/21	40,000	47,387
			264,519

FNMA – 0.1%

Lehman TBA
5.50%	TBA	68,991	17,248	(i,j)

Total Bonds and Notes (Cost $31,751,395)			32,278,796

	Number of Shares	Fair Value
Domestic Equity — 0.1%

Preferred Stock — 0.1%
Wells Fargo & Co. (Cost $34,875)	$1,395	$35,782

Total Investments in Securities (Cost $31,786,270)		32,314,578

Short-Term Investments — 4.3%
State Street Institutional U.S. Government Money Market Fund — Premier Class 0.00% (Cost $1,421,526)		1,421,526	(f,g,k)

Total Investments (Cost $33,207,796)		33,736,104

Liabilities in Excess of Other Assets, net — (3.3)%		(1,068,006)

NET ASSETS — 100.0%		$32,668,098

See Notes to Schedules of Investments and Notes to Financial Statements.

12

Income Fund

Schedule of Investments	December 31, 2014

Other Information:

The Fund had the following long futures contracts open at December 31, 2014:

Description	Expiration date	Number of Contracts	Current Notional Value	Unrealized Appreciation (Depreciation)
U.S. Long Bond Futures	March 2015	3	$433,688	$11,781
2 Yr. U.S. Treasury Notes Futures	March 2015	19	4,153,281	(5,731)

				$6,050

The Fund had the following short futures contracts open at December 31, 2014:

Description	Expiration date	Number of Contracts	Current Notional Value	Unrealized Depreciation
Ultra Long-Term U.S. Treasury Bond Futures	March 2015	6	$(991,125)	$(40,060)
5 Yr. U.S. Treasury Notes Futures	March 2015	3	(356,789)	(335)
10 Yr. U.S. Treasury Notes Futures	March 2015	17	(2,155,547)	(3,351)

				$(43,746)

				$(37,696)

See Notes to Schedules of Investments and Notes to Financial Statements.

13

Notes to Schedule of Investments	December 31, 2014

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities cited may not be representative of the Fund’s future investments and should not be construed as a recommendation to purchase or sell a particular security. See the Fund’s summary prospectus and statutory prospectus for complete descriptions of investment objectives, policies, risks and permissible investments.

(a)	Step coupon bond.

(b)	Variable or floating rate security. The stated rate represents the rate at December 31, 2014.

(c)	Settlement is on a delayed delivery or when-issued basis with final maturity to be announced (TBA) in the future.

(d)	Interest only security. These securities represent the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the “interest only” holding.

(e)	Principal only security. These securities represent the right to receive the monthly principal payments on an underlying pool of mortgages. No payments of interest on the pool are passed through to the “principal only” holder.

(f)	Coupon amount represents effective yield.

(g)	At December 31, 2014, all or a portion of this security was pledged to cover collateral requirements for futures and/or TBA’s.
(h)	Pursuant to Rule 144A of the Securities Act of 1933, as amended, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2014, these securities amounted to $3,110,456 or 9.52% of the net assets of the GE Investments Income Fund. These securities have been determined to be liquid using procedures established by the Fund’s Board of Directors .

(i)	Security is fair valued by the Valuation Committee, in accordance with the procedures approved by the Fund’s Board of Directors.

(j)	Security is in default.

(k)	Sponsored by SSgA Funds Management, Inc., an affiliate of State Street Bank & Trust Co., the Fund’s sub-administrator, custodian and accounting agent.

†	Percentages are based on net assets as of December 31, 2014.

*	Amount is less than $0.50.

Abbreviations:

REIT	Real Estate Investment Trust

REMIC	Real Estate Mortgage Investment Conduit

STRIPS	Separate Trading of Registered Interest and Principal of Security

TBA	To Be Announced

14

Financial Highlights

Selected data based on a share outstanding throughout the fiscal years indicated

	12/31/14		12/31/13		12/31/12		12/31/11		12/31/10
Inception date	—		—		—		—		1/3/95
Net asset value, beginning of period	$11.25		$11.71		$11.35		$11.05		$10.62
Income/(loss) from investment operations:
Net investment income	0.27		0.30		0.28		0.48		0.34	*
Net realized and unrealized gains/(losses) on investments	0.31		(0.46)		0.37		0.32		0.46
Total income/(loss) from investment operations	0.58		(0.16)		0.65		0.80		0.80
Less distributions from:
Net investment income	0.27		0.30		0.29		0.50		0.37
Total distributions	0.27		0.30		0.29		0.50		0.37
Net asset value, end of period	$11.56		$11.25		$11.71		$11.35		$11.05
TOTAL RETURN(a)	5.12%		(1.34)%		5.69%		7.20%		7.56%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$32,668		$34,788		$42,893		$51,191		$54,884
Ratios to average net assets:
Net investment income	2.14%		2.41%		2.09%		3.99%		3.07%
Net expenses	0.91%	(b)	0.79%	(b)	0.80%	(b)	0.86%	(b)	0.83%	(b)
Gross expenses	0.91%		0.80%		0.82%		0.87%		1.00%
Portfolio turnover rate	282%		256%		327%		359%		320%

Notes to Financial Highlights

(a)	Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions and do not include the effect of insurance contract charges. Past performance does not guarantee future results.
(b)	Includes contractual management fee waiver related to the Fund’s investments in the GE Institutional Money Market Fund (the “Fund”). The fee waiver agreement was terminated effective June 30, 2014 with the closure of the Fund.
*	Per share values have been calculated using the average share method.

The accompanying Notes are an integral part of these financial statements.

15

Statement of Assets and Liabilities December 31, 2014

ASSETS
Investments in securities, at Fair Value (cost $31,786,270)	$32,314,578
Short-term investments, at Amortized Cost	1,421,526
Income receivables	202,872
Total Assets	33,938,976

LIABILITIES
Payable for investments purchased	1,191,200
Payable for fund shares redeemed	2,749
Payable to GEAM	13,829
Accrued other expenses	58,267
Variation margin payable	4,833
Total Liabilities	1,270,878
NET ASSETS	$32,668,098

NET ASSETS CONSIST OF:
Capital paid in	$39,703,576
Accumulated net realized loss	(7,526,090)
Net unrealized appreciation (depreciation) on:
Investments	528,308
Futures	(37,696)
NET ASSETS	$32,668,098
Shares outstanding ($0.01 par value; unlimited shares authorized)	2,825,819
Net asset value per share	$11.56

The accompanying Notes are an integral part of these financial statements.

16

Statement of Operations For the year ended December 31, 2014

INVESTMENT INCOME
Income
Dividend	$2,040
Interest	1,026,418
Total income	1,028,458

Expenses
Advisory and administration fees	169,653
Directors’ fees	1,662
Custody and accounting expenses	99,227
Professional fees	22,876
Other expenses	12,987
Total expenses before waivers	306,405
Less: Fees waived by the adviser	(628)
Net expenses	305,777
Net investment income	$722,681

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (loss) on:
Investments	$444,378
Futures	(293,856)

Increase (decrease) in unrealized appreciation/depreciation on:
Investments	896,250
Futures	(62,177)
Net realized and unrealized gain (loss) on investments	984,595
Net increase in net assets resulting from operations	$1,707,276

The accompanying Notes are an integral part of these financial statements.

17

Statements of Changes in Net Assets
	Year Ended December 31, 2014	Year Ended December 31, 2013

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$722,681	$914,516
Net realized gain (loss) on investments and futures	150,522	98,706
Net increase (decrease) in unrealized appreciation/depreciation on investments and futures	834,073	(1,550,743)
Net increase (decrease) from operations	1,707,276	(537,521)
Distributions to shareholders from:
Net investment income	(735,809)	(911,299)
Total distributions	(735,809)	(911,299)
Increase (decrease) in assets from operations and distributions	971,467	(1,448,820)
Share transactions:
Proceeds from sale of shares	2,349,587	1,507,074
Value of distributions reinvested	735,809	911,299
Cost of shares redeemed	(6,176,939)	(9,074,299)
Net increase (decrease) from share transactions	(3,091,543)	(6,655,926)
Total increase (decrease) in net assets	(2,120,076)	(8,104,746)

NET ASSETS
Beginning of year	34,788,174	42,892,920
End of year	$32,668,098	$34,788,174
Undistributed (distributions in excess of) net investment income, end of year	$—	$3,217

CHANGES IN FUND SHARES
Shares sold	201,529	129,952
Issued for distributions reinvested	63,707	81,076
Shares redeemed	(532,265)	(782,410)
Net decrease in fund shares	(267,029)	(571,382)

The accompanying Notes are an integral part of these financial statements.

18

Notes to Financial Statements	December 31, 2014

1. Organization of the Company

GE Investments Funds, Inc. (the “Company”) was incorporated under the laws of the Commonwealth of Virginia on May 14, 1984 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is composed of eleven investment portfolios (collectively the “Funds”), although only the following eight are currently being offered: U.S. Equity Fund, S&P 500 Index Fund, Premier Growth Equity Fund, Core Value Equity Fund, Small-Cap Equity Fund, Total Return Fund, Income Fund (the “Fund”), and Real Estate Securities Fund. Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies.

Shares of the Funds of the Company are offered only to insurance company separate accounts that fund certain variable life insurance contracts and variable annuity contracts. GE Asset Management Incorporated (“GEAM”) is the investment adviser and administrator of each of the Funds.

The Company currently offers one share class (Class 1) of the Fund as an investment option for variable life insurance and variable annuity contracts.

2.	Summary of Significant Accounting Policies

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

Subsequent events after the balance sheet date through the date the financial statements were issued have been evaluated in the preparation of the financial statements. There are no items to report.

The following summarizes the significant accounting policies of the Company:

Securities Valuation and Transactions. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Securities transactions are accounted for as of the trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for both financial statement and federal tax purposes.

Foreign Currency Accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated to U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rate on the respective dates of such transactions.

All assets and liabilities of the Fund initially expressed in foreign currency values will be converted into U.S. dollars at the WM/Reuter exchange rate computed at 11:00 a.m., Eastern Time.

The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the year. Such fluctuations are included in the net realized or unrealized gain or loss from investments. Net realized gains or losses on foreign currency transactions represent net gains or losses on sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income and withholding taxes accrued and the U.S. dollar amount actually received or paid, and gains or losses between the trade and settlement date on purchases and sales of foreign securities. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities (including foreign currencies and open foreign currency contracts) as a result of changes in foreign exchange rates are included as increases or decreases in unrealized appreciation/depreciation on foreign currency related transactions.

Derivatives The Fund is subject to equity price risk, interest rate risk, credit risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objective. The Fund may enter into derivative transactions (such as options, futures, and options on futures) to gain market exposure to a broad-based index as an alternative to investing directly in the securities representing such index.

Futures Contracts A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. During the year ended December 31, 2014, the Fund invested in futures

19

Notes to Financial Statements	December 31, 2014

contracts on bonds and notes to manage duration of fixed income securities. Buying futures tends to increase a Fund’s exposure to the underlying instrument while selling futures tends to decrease a Fund’s exposure to the underlying instrument, or hedge other Fund investments. With futures contracts, there is minimal counterparty credit risk to the Fund since futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all traded futures, guarantees the futures against default. The Fund’s risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts’ terms and changes in the liquidity of the secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade.

Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the fair value of the underlying security. The Fund records an unrealized gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may incur a loss. The Fund recognizes a realized gain or loss on the expiration or closing of a futures contract.

Investments in Foreign Markets Investments in foreign markets involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, restrictions on repatriation of income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, tariffs and taxes, subject to delays in settlements, and their prices may be more volatile.

The Fund may be subject to capital gains and repatriation taxes imposed by certain countries in which they invest. Such taxes are generally based upon income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as income and/or capital gains are earned.

Investment Income Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign

corporate actions which are recorded as soon after the ex-dividend date as such information becomes available. Withholding taxes on foreign dividends, if any, have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Interest income is recorded on the accrual basis. Accretion of discounts and amortization of premiums on taxable bonds are to the call or maturity date, whichever is shorter, using the effective yield method.

Expenses Fund specific expenses are charged to the Fund that incurs such expenses. Such expenses may include custodial fees, legal and accounting fees, printing costs and registration fees. Expenses that are not fund specific are allocated pro rata across the Funds. Expenses of the Fund are generally paid directly by the Fund, however, expenses may be paid by GEAM and reimbursed by the Fund.

Federal Income Taxes The Fund intends to comply with all sections of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) applicable to regulated investment companies, including the distribution of substantially all of its taxable net investment income and net realized capital gains to its shareholders. Therefore, no provision for federal income tax has been made. The Fund is treated as a separate taxpayer for federal income tax purposes.

3.	Securities Valuation

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a framework for measuring fair value and providing related disclosures. Broadly, the framework requires fair value to be determined based on the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants at the measurement date. In the absence of active markets for the identical assets or liabilities, such measurements involve developing assumptions based on market observable data and, in the absence of such data, internal information that is consistent with what market participants would use in a hypothetical transaction that occurs at the measurement date. It also establishes a three-level valuation hierarchy based upon observable and non-observable inputs.

Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect our market assumptions. Preference is given to

20

Notes to Financial Statements	December 31, 2014

observable inputs. These two types of inputs create the following fair value hierarchy:

Level 1 — Quoted prices for identical investments in active markets.

Level 2 — Quoted prices for similar investments in active markets; quoted prices for identical or similar investments in markets that are not active; and model-derived valuations whose inputs are observable or whose significant value drivers are observable.

Level 3 — Significant inputs to the valuation model are unobservable.

Policies and procedures are maintained to value investments using the best and most relevant data available. In addition, pricing vendors are utilized to assist in valuing investments. GEAM performs periodic reviews of the methodologies used by independent pricing services including price validation of individual securities.

Fair Value Measurement The following section describes the valuation methodologies the Fund uses to measure different financial investments at fair value.

Debt securities (other than short-term securities described below) generally are valued at an evaluated bid price as reported by independent pricing services. The pricing services use various pricing models for each asset class. The inputs and assumptions to the model of the pricing services are derived from market observable sources, which may include: benchmark yields, reported trades, broker/dealer quotes, issuer spreads, benchmark securities, bids, offers, and other market related data. Since many fixed income securities do not trade on a daily basis, the methodology of the pricing service may also use other available information as applicable such as benchmark curves, benchmarking of similar securities, sector groupings and matrix pricing. Thus, certain securities may not be priced using quoted prices, but rather determined from market observable information. These investments are included in Level 2 and are primarily comprised of corporate fixed income, government, mortgage and asset-backed securities. In the absence of a reliable bid price from such a pricing service, debt securities may be valued based on broker or dealer supplied valuations or quotations. In these infrequent circumstances, pricing services may provide the Fund with valuations that are based on significant unobservable inputs, and in those circumstances the investment securities are classified as Level 3.

The Fund may use non-binding broker or dealer quotes for valuation when there is limited or no relevant market activity for a specific investment or for other investments that share similar characteristics and a price is not provided by a pricing service or is deemed not to be reliable. The Fund has not adjusted the prices obtained. Investment securities priced using non-binding broker or dealer quotes are included in Level 3.

Short-term securities of sufficient credit quality with remaining maturities of sixty days or less at the time of purchase are typically valued on the basis of amortized cost which approximates fair value and these are included in Level 2. If it is determined that amortized cost does not approximate fair value, securities may be valued based on dealer supplied valuations or quotations. In these infrequent circumstances, pricing services may provide the Fund with valuations that are based on significant unobservable inputs, and in those circumstances the investment securities are classified in Level 3.

Investments in Registered Investment Companies are valued at the published daily net asset value and classified in Level 1.

If prices are not readily available for a portfolio security, or if it is believed that a price for a portfolio security does not represent its fair value, the security may be valued using procedures approved by the Fund’s Board of Directors that are designed to establish its “fair” value. These securities are typically classified in Level 3. Those procedures require that the fair value of a security be established by a valuation committee of GEAM. The valuation committee follows different protocols for different types of investments and circumstances. The fair value procedures may be used to value any investment of the Fund in the appropriate circumstances.

Fair value determinations generally are used for securities whose value is affected by a significant event that will materially affect the value of a security and which occurs subsequent to the time of the close of the principal market on which such security trades but prior to the calculation of the Fund’s net asset value (“NAV”).

The value established for such a portfolio security valued other than by use of a market quotation (as described above) may be different than what would be produced through the use of market quotations or another methodology. Portfolio securities that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio security for the value established for it at any time and it is possible that the Fund would incur a loss because a portfolio security is sold at a discount to its established value.

21

Notes to Financial Statements	December 31, 2014

Other financial investments are derivative instruments that are not reflected in total investments, such as futures, forwards, swaps, and written options contracts, which are valued based on fair value as discussed above.

The Fund uses closing prices for derivatives included in Level 1, which are traded either on exchanges or liquid over-the counter markets. Derivative assets and liabilities included in Level 2 primarily represent interest rate swaps, cross-currency swaps and foreign currency and commodity forward and option contracts. Derivative assets and liabilities included in Level 3 primarily represent interest rate products that contain embedded optionality or prepayment features.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following table presents the Fund’s investments measured at fair value on a recurring basis at December 31, 2014:

Investments	Level 1	Level 2	Level 3	Total
Investments in Securities†
U.S. Treasuries	$—	$7,381,716	$—	$7,381,716
Agency Mortgage Backed	—	9,463,559	—	9,463,559
Agency Collateralized Mortgage Obligations	—	222,700	—	222,700
Asset Backed	—	20,049	—	20,049
Corporate Notes	—	12,724,407	—	12,724,407
Non-Agency Collateralized Mortgage Obligations	—	2,093,411	—	2,093,411
Sovereign Bonds	—	91,187	—	91,187
Municipal Bonds and Notes	—	264,519	—	264,519
FNMA	—	—	17,248	17,248
Preferred Stock	35,782	—	—	35,782
Short-Term Investments	1,421,526	—	—	1,421,526

Total Investments in Securities	$1,457,308	$32,261,548	$17,248	$33,736,104

Other Financial Instruments*
Long Futures Contracts — Unrealized Appreciation	$11,781	$—	$—	$11,781
Long Futures Contracts — Unrealized Depreciation	(5,731)	—	—	(5,731)
Short Futures Contracts — Unrealized Depreciation	(43,746)	—	—	(43,746)

Total Other Financial Instruments	$(37,696)	$—	$—	$(37,696)

†	See Schedule of Investments for industry classification.
*	Other financial instruments include derivative instruments such as futures contracts. Amounts shown represent unrealized appreciation (depreciation), at period end.

Transfers between fair value levels during the period were insignificant in relation to net assets. Transfers between fair value levels are considered to occur at the beginning of the period.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and, accordingly, a reconciliation of Level 3 assets for the year ended December 31, 2014 is not presented.

4.	Derivatives Transactions

Shown below are the derivative contracts entered into by the Fund, summarized by primary risk exposure as they appear on the Statement of Assets and Liabilities, none of which are accounted for as hedging instruments under FASB Accounting Standards Codification (“ASC”) No. 815 Derivatives and Hedging as of December 31, 2014.

	Asset Derivatives December 31, 2014			Liability Derivatives December 31, 2014
Derivatives not accounted for as hedging instruments under ASC 815	Location in the Statement of Assets and Liabilities	Fair Value ($)		Location in the Statement of Assets and Liabilities	Fair Value ($)
Interest Rate Contracts	Assets, Net Assets — Net Unrealized Appreciation/ (Depreciation) on Futures	11,781	*	Liabilities, Net Assets — Net Unrealized Appreciation/ (Depreciation) on Futures	(49,477)	*

*	Includes cumulative unrealized appreciation/(depreciation) of futures contracts as reported in the Schedule of Investments and within the components of the net assets section of the Statement of Assets and Liabilities. Only the current day’s variation margin is reported within the Assets and/or Liabilities section on the Statement of Assets and Liabilities.

22

Notes to Financial Statements	December 31, 2014

Shown below are the effects of derivative instruments on the Fund’s Statement of Operations, summarized by primary risk exposure, none of which are accounted for as hedging instruments under ASC 815.

Derivatives not accounted for as hedging instruments under ASC 815	Location in the Statement of Operations	Total Notional Amount of Futures Contracts Purchased/(Sold) ($)	Realized Gain (Loss) on Derivatives Recognized in Income ($)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income ($)
Interest Rate Contracts	Realized gain/(loss) on futures, Increase/(decrease) in unrealized appreciation/ (depreciation) on Futures	96,367,135/ (97,042,590)	(293,856)	(62,177)

During the year ended December 31, 2014, the Fund had an average notional value of $4,047,471 and $4,697,915 on long and short futures contracts, respectively. Please refer to the table following the Portfolio of Investments for open futures contracts at December 31, 2014.

5.	Line of Credit

The Company shares a revolving credit facility of up to $150 million with a number of its affiliates. The credit facility is with its custodian bank, State Street Bank and Trust Company (“State Street”). The revolving credit facility requires the payment of a commitment fee equal to 0.125% (0.10% prior to October 29, 2014) per annum on the daily unused portion of the credit facility, payable quarterly. The portion borne by the Fund generally is borne proportionally based upon net assets. In addition, the Company has a $100 million uncommitted, unsecured line of credit with State Street. Generally, borrowings under the credit facilities would accrue interest at the Federal Funds Rate plus 50 basis points and would be borne by the borrowing fund. The maximum amount allowed to be borrowed by any one fund is the lesser of (i) 33.33% of its total assets or (ii) 20% of its net assets. The credit facilities were not utilized by the Fund during the year ended December 31, 2014.

6.	Compensation and Fees Paid to Affiliates

GEAM, a registered investment adviser, was retained by the Company’s Board of Directors effective November 17, 1997 to act as investment adviser and administrator of the Fund. GEAM’s compensation for investment advisory and administrative services (“Management Fee”) is paid monthly based on the average daily net assets of the Fund at an annualized rate of 0.50%.

GEAM had a contractual arrangement with the Fund to waive a portion of the Fund’s Management Fee in the amount equal to the management fee earned by GEAM with respect to the Fund’s investment in the GE Institutional Money Market Fund (the “Fee Waiver Agreement”). Effective June 26, 2014, the State Street Institutional U.S.

Government Money Market Fund replaced the GE Institutional Money Market Fund as the cash sweep vehicle for the Fund’s cash holdings. As a result, the Fee Waiver Agreement was terminated effective June 30, 2014 with the closure of the Fund.

Directors’ Compensation The Fund pays no compensation to its directors who are officers or employees of GEAM or its affiliates. Directors who are not such officers or employees also serve in a similar capacity for other funds advised by GEAM. Compensation paid to non-interested Directors are reflected on the Statement of Operations. These fees are allocated pro rata across all of the mutual fund platforms served by the Directors, including the Fund, and are based upon the relative net assets of each fund within such platforms.

7.	Investment Transactions

Purchases and Sales of Securities The cost of purchases and the proceeds from sales of investments, other than short-term securities, for the year ended December 31, 2014, were as follows:

U.S. Government Securities
Purchases	Sales
$75,168,379	$75,817,427

Non-U.S. Government Securities
Purchases	Sales
$15,711,381	$17,021,100

8.	Income Taxes

The Fund is subject to ASC 740, Income Taxes. ASC 740 provides guidance for financial accounting and reporting for the effects of income taxes that result from an entity’s

23

Notes to Financial Statements	December 31, 2014

activities during the year. ASC 740 also provides guidance regarding how certain uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. ASC 740 requires evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more likely than not” of being sustained by the applicable tax authority. There are no adjustments to the Fund’s net assets required under ASC 740. The Fund’s 2011, 2012, 2013, and 2014 fiscal years tax returns are still open to examination by the Federal and applicable state tax authorities.

At December 31, 2014, information on the tax cost of investments and distributable earnings on a tax basis was as follows:

Cost of Investments For Tax Purposes	Gross Tax		Net Tax Appreciation/ (Depreciation)		Undistributed
	Appreciation	Depreciation	Investments	Derivatives/ Currency	Undistributed Income	Accum. Capital Gain/(Loss)	Late-Year Losses
$33,241,421	$765,383	$(270,700)	$494,683	$(37,696)	$—	$(7,493,584)	$(36,577)

Capital loss carryovers are available to offset future realized capital gains to the extent provided in the Internal Revenue Code and regulations thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains offset will not be distributed to shareholders because they would be taxable as ordinary income.

As of December 31, 2014, the Fund has capital loss carryovers as follows:

Amount
Short-Term	Long-Term	Expires
$84,137	$—	12/31/2016
7,409,447	—	12/31/2017

These amounts will be available to offset future taxable capital gains. Under the Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

During the year ended December 31, 2014, the Fund utilized $144,958 of prior year capital loss carryovers.

Any qualified late-year loss is deemed to arise on the first day of the Fund’s next tax year (if the Fund elects to defer such loss). Under this regime, generally, the Fund can elect to defer any post-October capital loss and/or any late-year ordinary loss as defined by the Internal Revenue Code.

The Fund elected to defer qualified late-year losses for the year ended December 31, 2014 as follows:

Capital	Ordinary
$(36,577)	$—

The tax character of distributions paid during the years ended December 31, 2014 and December 31, 2013 were as follows:

Year	Ordinary Income	Long-Term Capital Gains	Total
2014	$735,809	$—	$735,809
2013	911,299	—	911,299

Distributions to Shareholders The Fund declares and pays any dividends from net investment income annually. The Fund declares and pays any net realized capital gains in excess of capital loss carryforwards distributions annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include (but are not limited to) investments in futures, straddle loss deferrals and losses deferred due to wash sales transactions. Reclassifications due to permanent book/tax differences are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or the NAV of the Fund. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

The reclassifications for the year ended December 31, 2014 were as follows:

Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)	Capital Paid In
$9,911	$—	$(9,911)

24

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Directors

GE Investment Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Income Fund (the “Fund”), a series of GE Investment Funds, Inc., as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Income Fund as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 18, 2015

25

Tax Information	(Unaudited)

The amounts presented herein may differ from amounts presented elsewhere in the financial statements due to differences between tax and financial accounting principles. Please consult a tax advisor if you have any questions about Federal or State income tax laws or on how to prepare your tax returns. If you have specific questions about your Fund account, please consult your investment representative.

26

Advisory and Administrative Agreement Renewal	(Unaudited)

The Board of Directors of the GE Investments Funds, Inc. (the “Board”), including the independent Board members, considered and unanimously approved the continuance for an additional year of the Fund’s Investment Advisory and Administration Agreement with GE Asset Management Incorporated (“GEAM”) at meetings held on December 17 and December 19, 2014.

In considering whether to approve the Fund’s investment advisory agreement, the Board members considered and discussed a substantial amount of information and analysis provided, at the Board’s request, by GEAM. The Board members also considered detailed information regarding performance and expenses of other investment companies, including those with similar investment strategies and sizes, which was prepared by independent third party provider Morningstar, Inc. (“Morningstar”). The Board members reviewed the fees charged by GEAM for other mutual funds and investment products other than mutual funds that employ the same investment strategy as the Fund. The Board had the opportunity to ask questions and request additional information in connection with its considerations.

Before approving the Fund’s investment advisory agreement, the independent Board members reviewed the information provided with management of GEAM and with their independent legal counsel. The Board members also reviewed memorandums prepared by independent legal counsel discussing the legal standards for the consideration of the proposed continuance. The independent Board members discussed the proposed continuance in detail during a private session with their independent legal counsel at which no representatives of GEAM were present. The independent Board members and their independent legal counsel requested, received and considered additional information from GEAM following these sessions.

In advance of the meetings, and in response to their request, the Board members received from GEAM written responses to their inquiries, which included substantial exhibits and other materials related to GEAM’s business and the services it provides to the Fund. The Board members took into account their experience as Board members and particularly their previous consideration of these types of agreements. When feasible, information was presented in a manner to facilitate comparison to prior periods and to reflect certain enhancements to GEAM’s infrastructure, systems, research and analytics capabilities and shareholder servicing model. To focus their review, the Board members asked GEAM management, in its oral presentation, to highlight material differences from the information presented in recent years.

During the meetings, the Board members had an opportunity to discuss this information with GEAM representatives, including senior executives, representatives from the legal, compliance and finance departments, and investment personnel. The Board members posed questions to these representatives and engaged in substantive discussions with them concerning GEAM’s investment process.

In reaching their determination relating to continuance of the Fund’s investment advisory agreement, the Board members considered all factors that they deemed relevant, including the factors discussed below. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Board member may have attributed different weights to the various factors. In particular, the Board members focused on the following:

The Nature, Extent And Quality Of Services Provided.

The Board members reviewed the services provided by GEAM, taking into account their past experiences with GEAM. They focused on the favorable attributes of GEAM, including (i) an investment philosophy oriented toward long-term performance; (ii) effective processes used for selecting investments and brokers; (iii) effective processes used for providing Fund administration, including controllership and compliance functions, the optimization of its Fund administration platform and the continued oversight of the performance of other companies that provide services to the Fund and its shareholders; (iv) highly skilled professionals, including analysts, research professionals, traders and portfolio managers with a depth of experience relevant to the Fund; (v) access to significant and enhanced technological resources from which the Fund may benefit and the implementation of a new platform to increase the quality and efficiency of analytics and research; and (vi) a favorable history and reputation. The Board members noted that the Fund represents only a small portion of the assets managed by GEAM, but benefits from a full array of services and resources provided by GEAM.

In light of these discussions, the Board, including the independent Board members, concluded that GEAM’s services continue to be satisfactory.

27

Advisory and Administrative Agreement Renewal	(Unaudited)

Investment Performance Of The Fund.

The Board members considered the investment performance of the Fund for various periods. The Board members reviewed detailed comparisons of the performance of the Fund with the relevant securities index and peer and category groupings of mutual funds prepared by Morningstar with respect to various periods. The Board members also engaged in detailed discussions with GEAM management about its investment process and performance results. These discussions focused on the Fund’s investment objective, the number and experience of portfolio management and supporting research personnel, the investment style and approach employed, the likely market cycles for the Fund’s investment style and the Fund’s relative underperformance. The Board members discussed GEAM’s investment approach with respect to the Fund and the reasons for the Fund’s relative underperformance.

The Board, including the independent Board members, concluded that the Fund’s performance was acceptable overall taking into consideration the factors discussed above.

Cost Of The Services Provided And Profits Realized From The Relationship With The Fund.

The Board members considered the fees paid to GEAM by the Fund and the cost of the services provided to the Fund by GEAM. The Board members reviewed the information they had requested from GEAM concerning its profitability. The Board members considered the profit margin information for GEAM’s investment company business as a whole, as well as GEAM’s profitability data for the Fund. The Board members reviewed GEAM’s assumptions and the methods of cost allocation used by GEAM in preparing Fund-specific profitability data. The Board members also discussed with GEAM the basis for its belief that the methods of allocation used were reasonable for each area of its business.

Information was presented regarding the financial condition of GEAM for various past periods. The Board members noted and discussed the additional services provided by GEAM to the Fund compared to other investment products managed by GEAM. The Board members determined that GEAM should be entitled to earn a reasonable level of profits for the services it provides to the Fund. The Board members also recognized that GEAM has made and continues to make significant investments in its business in fulfilling its obligations to the Fund and supporting its Fund-related activities.

Based on their review, the Board, including the independent Board members, concluded that they were satisfied that the level of profitability achieved by GEAM from its relationship with the Fund was not unreasonable or excessive.

The Extent To Which Economies Of Scale Would Be Realized As The Fund Grows And Whether Fee Levels Would Reflect Such Economies Of Scale.

Although the Board noted that the Fund experienced a decrease in assets over the past year, the Board members considered the extent to which economies of scale would be realized as the Fund grows, and whether fee levels reflect these economies of scale for the benefit of Fund investors.

The Board members considered the substantial infrastructure investments that GEAM has made with respect to its operations and its commitment to continue investing resources to enhance services to the Fund and its shareholders. The Board members recognized the benefits to the Fund of GEAM’s past investment in its operations through expenditures to support its substantial infrastructure, and that, with respect to all GEAM managed mutual funds, GEAM has not yet fully recouped that investment. The Board members also recognized the benefits to the Fund of being able to leverage a favorable cost structure achieved with respect to the Fund’s other operating expenses as a result of GEAM’s large overall base of assets under management and its vendor management practices.

Comparison Of Services To Be Rendered And Fees To Be Paid.

The Board members discussed the services provided to the Fund by GEAM, and the fees charged for those services. The Board members reviewed information concerning the fee and expense ratios for the Fund, and comparative information with respect to peer groupings of mutual funds prepared by Morningstar. They discussed that the Fund’s advisory fee and expense ratios were within the applicable peer group ranges. In light of the foregoing, the Board, including the independent Board members, determined that the advisory fees were reasonable in relation to the services provided to the Fund.

Fall-Out Benefits.

The Board members considered other actual and potential financial benefits that GEAM may derive from its relationship

28

Advisory and Administrative Agreement Renewal	(Unaudited)

with the Fund, including, to the extent applicable, soft dollar commission benefits generated through Fund portfolio transactions. The Board members noted, however, that the Fund benefits from the vast array of resources available through GEAM, and that the Fund represents only a small portion of the assets managed by GEAM.

Conclusion.

No single factor was determinative to the Board’s decision. Based on their discussion and such other matters as were deemed relevant, the Board, including the independent Board members, concluded that renewal of the investment advisory agreement was in the best interests of the Fund and its shareholders.

29

Additional Information	(Unaudited)

Information about Directors and Executive Officers:

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Directors. Information pertaining to the directors and officers of the Fund is set forth below.

Interested Directors and Executive Officers

Jeanne M. La Porta

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    49

Position(s) Held with Fund    Director and President

Term of Office and Length of Time Served    Until successor is elected and qualified — Less than 1 year

Principal Occupation(s) During Past 5 Years    Senior Vice President and Commercial Operations Leader at GEAM since March 2014; President of GE Institutional Funds and GE Investments Funds, Inc. since April 2014; President and Trustee of GEAM’s UCITs Funds since March 2014; Senior Vice President and Commercial Administrative Officer at GEAM from April 2010 to March 2014; Vice President of GE Institutional Funds since July 2003; Vice President of Elfun Funds and GE Retirement Savings Plan Funds (formerly GE Savings & Security Funds) since October 2003; Secretary of GE Funds from July 2007 to September 2010 and Vice President from July 2007 to February 2011; Senior Vice President and Deputy General Counsel of GEAM from October 2007 to April 2010; Vice President and Assistant Secretary of Elfun Funds and GE Retirement Savings Plan Funds from July 2003 to June 2010; and Vice President and Associate General Counsel — Marketing and Client Services (formerly Asset Management Services) at GEAM from May 1997 to October 2007.

Number of Portfolios in Fund Complex Overseen by Director    24

Other Directorships Held by Director    Trustee and President of GE Institutional Funds since 2014; Trustee of Elfun Funds since 2014; and Director of GE Investment Distributors, Inc. since June 2011.

Matthew J. Simpson

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    53

Position(s) Held with Fund    Director and Executive Vice President

Term of Office and Length of Time Served    Until successor is elected and qualified — 7 years

Principal Occupation(s) During Past 5 years    Executive Vice President, General Counsel and Secretary of GEAM since July 2007; Secretary of Elfun Funds and GE Retirement Savings Plan Funds (formerly GE Savings & Security Funds) since July 2007; Senior Vice President and General Counsel — Marketing and Client Services (formerly Asset Management Services) of GEAM and Senior Vice President and General Counsel of GE Asset Management Services from February 1997 to July 2007; Vice President and Associate General Counsel of GEAM from October 1992 to February 1997; Secretary of GE Institutional Funds and GE Investments Funds, Inc. from 1997 to July 2007 and Vice President from September 2003 to July 2007; Assistant Secretary of Elfun Funds and GE Retirement Savings Plan Funds from 1998 to July 2007 and Vice President from October 2003 to July 2007; and Secretary of GE Funds from 1993 to July 2007 and Vice President from September 2003 to July 2007.

Number of Portfolios in Fund Complex Overseen by Director    24

Other Directorships Held by Director    Trustee of Elfun Funds, GE Retirement Savings Plan Funds and General Electric Pension Trust since July 2007; Trustee and Executive Vice President of GE Institutional Funds since July 2007; Director of GEAM since July 2007; Trustee and Executive Vice President of GE Funds from July 2007 to February 2011; and Director of GE Investment Distributors, Inc. since June 2011.

30

Additional Information	(Unaudited)

JoonWon Choe

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    45

Position(s) Held with Fund    Vice President & Secretary

Term of Office and Length of Time Served    Until successor is elected and qualified — 4 years

Principal Occupation(s) During Past 5 years    Senior Vice President and Deputy General Counsel at GEAM since March 2011; Vice President and Secretary of GE Institutional Funds since September 2010; Vice President and Assistant Secretary of Elfun Funds and GE Retirement Savings Plan Funds (formerly GE Savings & Security Funds) since September 2010; Senior Vice President and Associate General Counsel at GEAM from June 2010 to March 2011; Vice President and Associate General Counsel of GEAM from November 2005 to June 2010 and Vice President and Secretary of GE Funds from September 2010 to February 2011.

Number of Portfolios in Fund Complex Overseen by Officer    N/A

Other Directorships Held by Officer    N/A

Robert Herlihy

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    47

Position(s) Held with Fund    Chief Compliance Officer

Term of Office and Length of Time Served    Until successor is elected and qualified — 9 years

Principal Occupation(s) During Past 5 years    Chief Compliance Officer of GEAM, GE Institutional Funds, Elfun Funds, and GE Retirement Savings Plan Funds (formerly GE Savings & Security Funds) since July 2005; Chief Compliance Officer of GE Funds from July 2005 to February 2011 and Manager of Fund Administration at GEAM from 2002-2005.

Number of Portfolios in Fund Complex Overseen by Officer    N/A

Other Directorships Held by Officer    N/A

Arthur A. Jensen

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    48

Position(s) Held with Fund    Treasurer

Term of Office and Length of Time Served    Until successor is elected and qualified — 3 years

Principal Occupation(s) During Past 5 Years    Treasurer of GE Institutional Funds, Elfun Funds and GE Retirement Savings Plan Funds (formerly GE Savings & Security Funds) since June 2011; Mutual Funds Controller of GEAM since April 2011; Senior Vice President at Citigroup from 2008 to 2010 and Vice President at JPMorgan from 2005 to 2008.

Number of Portfolios in Fund Complex Overseen by Officer    N/A

Other Directorships Held by Officer    N/A

31

Additional Information	(Unaudited)

Non-Interested Directors

John R. Costantino

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    68

Position(s) Held with Fund    Chairman of the Board

Term of Office and Length of Time Served    Until successor is elected and qualified — 18 years

Principal Occupation(s) During Past 5 years    General Partner, NGN Capital LLC since 2006; and Managing Director, Vice President of Walden Capital Management since 1996.

Number of Portfolios in Fund Complex Overseen by Director    16

Other Directorships Held by Director    Trustee of GE Institutional Funds since 1997; Trustee of Fordham University from 1989 to 1995 and from 2001 to 2007 and Trustee Emeritus since 2007; Trustee of NeuroScience Research Institute since 1986; Trustee of GE Funds from 1993 to February 2011; Director of Artes Medical from 2006 to 2008; and Trustee of Gregorian University Foundation from 1992 to 2007.

R. Sheldon Johnson

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    68

Positions(s) Held with Fund    Director

Term of office and Length of Time served    Until successor is elected and qualified — 3 years

Principal Occupation(s) During Past 5 years    Retired, 2006 to present; Head of Global Institutional Equity Sales and Marketing at Morgan Stanley & Co., Inc. from 2002 to 2006 and Managing Director at Morgan Stanley & Co., Inc. from 1988 to 2006.

Number of Portfolios in Fund Complex Overseen by Director    16

Other Directorships Held by Director    Trustee of GE Institutional Funds since April 2011 and Trustee of St. Lawrence University since 2003.

Donna M. Rapaccioli

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    52

Position(s) Held with Fund    Director

Term of Office and Length of Time Served    Until successor is elected and qualified — 3 years

Principal Occupation(s) During Past 5 Years    Dean of the Gabelli School of Business since 2007 and Accounting professor since 1987 at Fordham University.

Number of Portfolios in Fund Complex Overseen by Officer    16

Other Directorships Held by Director    Trustee of GE Institutional Funds since January 2012 and Trustee of Emmanuel College since 2010.

The Statement of Additional Information for the Funds includes additional information about the Directors and Officers and is available, without charge, upon request by calling 1-800-242-0134.

32

Investment Team	(Unaudited)

Investment Adviser and Administrator

GE Asset Management Incorporated

Board of Directors

John R. Costantino, Chairman

R. Sheldon Johnson

Jeanne M. La Porta

Donna M. Rapaccioli

Matthew J. Simpson

Secretary

JoonWon Choe

Assistant Secretary

Michelle Matzelle

Treasurer

Arthur A. Jensen

Assistant Treasurer

Ryan Hunter

Distributor

GE Investment Distributors, Inc.

Member FINRA and SIPC

Custodian

State Street Bank & Trust Company

At GE Asset Management, we’re dedicated to providing the investment options you’ll need to tailor your financial portfolio to every stage of your life. Each member of the GE Family of Funds is managed according to the same principles of integrity and quality that have guided GE over the past century, and have made it the world-class company that it is today. Each fund draws strength from a heritage of investment management experience that spans more than 80 years. Whether you’re creating a new investment portfolio or adding to an established one, the GE Family of Funds offers an array of professionally managed investment options that will help you meet a lifetime of financial needs.

33

Investment Adviser

GE Asset Management Incorporated

1600 Summer Street

Stamford, CT 06905

or at:

PO Box 7900

Stamford, CT 06904-7900

Distributor

GE Investment Distributors, Inc.

member FINRA and SIPC

1600 Summer Street

Stamford, CT 06905

or at:

PO Box 7900

Stamford, CT 06904-7900

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 1-800-493-3042; (ii) on the Fund’s website at http://www.geam.com; and (iii) on the Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC — information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s website at http://www.geam.com; and (ii) on the Commission’s website at http://www.sec.gov.

GE Investments Funds, Inc.

U.S. Equity Fund

Annual Report

December 31, 2014

GE Investments Funds, Inc.

U.S. Equity Fund	Contents

This report is prepared for Policyholders of certain variable contracts and may be distributed to others only if preceded or accompanied by the variable contract’s current prospectus and the current prospectus and/or summary prospectus of the Fund available for investments thereunder.

Notes to Performance	December 31, 2014 (Unaudited)

The information provided on the performance pages relates to the GE Investments U.S. Equity Fund (the “Fund”).

Total return performance shown in this report for the Fund takes into account changes in share price and assumes reinvestment of dividends and capital gains distributions, if any. Total returns shown are net of Fund fees and expenses but do not reflect fees and charges associated with the variable contracts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the Fund’s total returns for all periods shown.

The performance data quoted represents past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Periods less than one year are not annualized. Please call 800-493-3042 or visit the Fund’s website at http://www.geam.com for the most recent month-end performance data.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. An investment in the Fund is subject to risk, including possible loss of principal invested.

The Standard & Poor’s (“S&P”) 500® Composite Price Index of stocks (“S&P 500 Index”) is an unmanaged, market capitalization-weighted index of stocks of 500 large U.S. companies, which is widely used as a measure of large-cap U.S. stock market performance. The results shown for the foregoing index assume the reinvestment of net dividends or interest and do not reflect fees, expenses, or taxes. As such, the index returns do not reflect the actual cost of investing in the instruments that comprise the index.

The peer universe of the underlying annuity funds used for the peer group average annual total return calculation is based on a blend of Morningstar peer categories, as shown. Morningstar is an independent mutual fund rating service. A Fund’s performance may be compared to or ranked within a universe of mutual funds with investment objectives and policies similar but not necessarily identical to that of the Fund.

©2015 Morningstar, Inc. All Rights Reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damage or losses relating from any use of this information. Past performance is no guarantee of future results.

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice.

GE Investment Distributors, Inc., Member of FINRA & SIPC, is the principal underwriter and distributor of the GE Investments Funds, Inc. and a wholly owned subsidiary of GE Asset Management Incorporated, the investment adviser of the Fund.

1

U.S. Equity Fund	(Unaudited)

David B. Carlson

Chief Investment Officer — U.S. Equities

Stephen V. Gelhaus

Senior Vice President

Paul C. Reinhardt

Senior Vice President

The U.S. Equity Fund is managed by a team of portfolio managers that includes David B. Carlson, Stephen V. Gelhaus, and Paul C. Reinhardt. Each of the foregoing portfolio managers manages one of three sub-portfolios, which comprise the Fund. A sub-portfolio refers to the portion of the Fund’s assets that are allocated to, and managed by, a particular portfolio manager on the Fund’s portfolio management team. The three sub-portfolios are managed independently of each other and the portfolio managers have full discretion over their sub-portfolio. However, as lead portfolio manager for the Fund, Mr. Carlson is vested with the authority to adjust the allocation of assets to each sub-portfolio.

David B. Carlson is Chief Investment Officer — U.S. Equities at GE Asset Management. He manages the overall U.S. equity investments for GE Asset Management. Mr. Carlson has served as a portfolio manager for the U.S. Equity Fund since May 2011. Mr. Carlson joined GE Asset Management in 1982 as a securities analyst for investment operations. He became a Vice President for Mutual Fund Portfolios in 1987, a Senior Vice President in 1989 and an Executive Vice President in 2003.

Stephen V. Gelhaus is a Senior Vice President of GE Asset Management. He has been a member of the portfolio management team for the Fund since January 2002. Mr. Gelhaus joined GE Asset Management in June 1991 and was a research analyst in the U.S. Equities group from 1995 through 2001.

Paul C. Reinhardt is a Senior Vice President of GE Asset Management. He has been a portfolio manager for the Fund since January 2001. Mr. Reinhardt joined GE Asset Management in 1982 as an equity analyst and has been a portfolio manager since 1987.

Q.	How did the GE Investments U.S. Equity Fund perform compared to its benchmark and Morningstar peer group for the twelve-month period ended December 31, 2014?

A.	For the twelve-month period ended December 31, 2014, the GE Investments U.S. Equity Fund returned 12.77%. The S&P 500® Index (S&P 500 Index), the Fund’s benchmark, returned 13.69% and the Fund’s Morningstar peer group of 353 U.S. Insurance Large Growth Funds returned an average of 10.55% over the same period.

Q.	What market factors affected the Fund’s performance?

A.	Investor confidence in the U.S. economy drove equities higher in the last twelve months. S&P 500 Index stocks ended the year up almost 14%, near all-time highs. There were two big surprises in macro events last year: the drop in oil prices and the drop in interest rates. In response to lower interest rates, utilities were the best performing S&P 500 Index sector with a return of 28%, while energy was the only sector to decline, falling 8%. During the year, Mid-East tensions and Russia’s assertive actions in Crimea and the Ukraine created geopolitical uncertainties, while Chinese growth concerns added a cautious note to global equity investing. In this environment the U.S. was the best performing major equity market on the global stage. In this environment, more domestically-focused industries and companies tended to do well. U.S. large cap stocks outperformed smaller-cap indices, and within large caps, there was no clear style leadership.

Q.	What were the primary drivers of Fund performance?

A.

The Fund benefited from strong stock selection among companies most leveraged to the U.S. consumer, including retailers like Target, Lowe’s and Dollar General, Time Warner in the cable industry. and General Dynamics in defense and aerospace. The Fund enjoyed rallies among its innovative biotechnology holdings, including Gilead and Amgen. Biotechnology stocks traded at attractive valuations during the year. Shares of generic drug manufacturer, Actavis,

2

(Unaudited)

skyrocketed on strong organic growth and strategic M&A. Two stocks rallied on takeout offers: TRW, an auto components manufacturer, and Covidien, a global medical device company.

The Fund delivered strong stock selection in the materials sector, avoiding metals and mining companies, and investing in certain specialty chemicals companies that benefited from cheaper feedstock costs. The Fund successfully navigated energy sector volatility, reducing exposure over the course of the year and holding outperforming stocks like Anadarko (up over 13% before elimination) and Exxon Mobil. Within industrials, Delta Airlines not only benefited from lower fuel costs, it continued to earn its wings as the best-managed U.S. Airline. Underweighting the lagging telecommunications sector also bolstered performance.

Mixed stock selection within the financial sector was the greatest detractor from performance. While holdings like American Tower (a REIT) and Wells Fargo each rallied over 20%, the greatest headwinds came from Genworth (which was eliminated) and underweights in Bank of America and Berkshire Hathaway. Underweighting utilities as the sector rose amid falling bond yields negatively impacted results versus the S&P 500 Index. Within the technology sector, the Fund failed to capture Apple’s entire 40% advance due to its underweight positioning. Not owning two large legacy tech companies, Microsoft and Intel, were also a key performance detractor as these stocks outperformed. Other difficult holdings included Eaton (eliminated within industrials), Cenovus (an oil-sands company), Dick’s Sporting Goods (a challenged specialty retailer) and Las Vegas Sands (whose Macau gaming franchise suffered amid slow growth in China and a Chinese government anti-corruption campaign).

Q.	Were there any significant changes in the Fund during the period?

A.	During the twelve-month period the Fund reduced its exposure to areas of the market negatively impacted by weak oil and other commodities, including materials, a new energy sector underweight. The Fund added to the industrials sector, with a focus on more domestically-oriented industries including defense/aerospace, professional services, and the airlines which benefitted from falling oil prices. The Fund reduced its underweight to the consumer staples sector, although it remained one of the largest sector underweights. At year-end, the Fund’s largest sector overweights remained financials and health care. Despite any changes in positioning, the Fund maintained its bottom-up stock selection approach with a focus on the long-term investment horizon. We believe the Fund is well-positioned to add value through active stock selection going into the next year.

3

U.S. Equity Fund	(Unaudited)

Understanding Your Fund’s Expenses

As a shareholder of the Fund, you incur ongoing costs. Ongoing costs include portfolio management fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended December 31, 2014.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given under the heading “Expenses paid during the period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs, such as sales charges or redemption fees, if any. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. Additionally, the expenses shown do not reflect the fees or charges associated with variable contracts through which shares of the Fund are offered.

July 1, 2014 – December 31, 2014

	Account value at the beginning of the period ($)	Account value at the end of the period ($)	Expenses paid during the period ($)*
Actual Fund Return	1,000.00	1,052.80	3.98
Hypothetical 5% Return (2.5% for the period)	1,000.00	1,021.32	3.92

*	Expenses are equal to the Fund’s annualized net expense ratio of 0.77% (for the period July 1, 2014 – December 31, 2014), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

4

U.S. Equity Fund	(Unaudited)

Investment Profile

A mutual fund designed for investors who seek long-term growth of capital. The Fund seeks to achieve its objective by investing at least 80% of its net assets under normal circumstances in equity securities of U.S. companies, such as common and preferred stocks.

Morningstar Performance Comparison

Based on average annual returns for periods ended 12/31/14

	One Year	Five Year	Ten Year
Number of funds in peer group	353	318	246
Peer group average annual total return	10.55%	14.52%	7.56%
Morningstar Category in peer group: U.S. Insurance Large Growth

Sector Allocation

as a % of Investments of $35,114 (in thousands) on December 31, 2014 (b)(c)

Top Ten Largest Holdings

as of December 31, 2014 (as a % of Investments) (b)(c)

Amgen Inc.	2.83%
Actavis PLC	2.75%
QUALCOMM Inc.	2.71%
EMC Corp.	2.53%
Apple Inc.	2.49%
JPMorgan Chase & Co.	2.28%
Cisco Systems Inc.	2.08%
Schlumberger Ltd.	2.04%
Pfizer Inc.	1.99%
CVS Health Corp.	1.99%

Change in Value of a $10,000 Investment(a)

Class 1 Shares

Average Annual Total Return

for the Periods Ended December 31, 2014

Class 1 Shares (Inception date: 1/3/95)

	One Year	Five Year	Ten Year	Ending Value of a $10,000 Investment (a)
U.S. Equity Fund	12.77%	13.36%	7.32%	$20,260
S&P 500 Index	13.69%	15.46%	7.68%	$20,945

(a)	Ending value of a $10,000 investment for the ten-year period or since inception, whichever is less.
(b)	Fair Value basis is inclusive of short-term investment in State Street Institutional U.S. Government Money Market Fund Premier Class.
(c)	The securities information regarding holdings, allocations and other characteristics is presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security.

See Notes to Performance beginning on page 1 for further information, including an explanation of Morningstar peer categories.

Past performance does not predict future performance. The performance shown in the graphs and tables does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares and does not reflect the fees or charges that would be associated with variable contracts through which shares of the Fund are offered.

5

U.S. Equity Fund

Schedule of Investments	December 31, 2014

U.S. Equity Fund

	Number of Shares	Fair Value
Common Stock — 97.2%†

Aerospace & Defense — 4.3%

General Dynamics Corp.	3,328	$457,999
Hexcel Corp.	5,848	242,634	(a)
Honeywell International Inc.	6,087	608,213
The Boeing Co.	1,499	194,840
		1,503,686

Agricultural Products — 1.3%

Archer-Daniels-Midland Co.	8,530	443,560

Air Freight & Logistics — 0.5%

United Parcel Service Inc., Class B	1,499	166,644

Airlines — 1.0%

Delta Air Lines Inc.	7,047	346,642

Application Software — 0.7%

Intuit Inc.	2,698	248,729

Asset Management & Custody Banks — 4.7%

Ameriprise Financial Inc.	4,108	543,283
Invesco Ltd.	14,002	553,359
State Street Corp.	7,166	562,531	(b)
		1,659,173

Auto Parts & Equipment — 0.4%

Delphi Automotive PLC	1,800	130,896

Automobile Manufacturers — 0.6%

Ford Motor Co.	12,744	197,532

Automotive Retail — 0.5%

Advance Auto Parts Inc.	825	131,406
AutoZone Inc.	45	27,860	(a)
		159,266

Biotechnology — 4.5%

Alexion Pharmaceuticals Inc.	1,289	238,504	(a)
Amgen Inc.	6,236	993,332
Gilead Sciences Inc.	3,626	341,787	(a)
		1,573,623

Broadcasting — 0.8%

CBS Corp., Class B	2,249	124,460
Discovery Communications Inc., Class C	5,188	174,939	(a)
		299,399

	Number of Shares	Fair Value

Cable & Satellite — 3.7%

Comcast Corp., Class A	10,241	$594,080
Comcast Corp., Special Class A	5,037	289,955
Liberty Global PLC, Class C	8,755	422,954	(a)
		1,306,989

Casinos & Gaming — 0.4%

Las Vegas Sands Corp.	2,488	144,702

Commodity Chemicals — 0.1%

LyondellBasell Industries N.V., Class A	672	53,350

Communications Equipment — 4.8%

Cisco Systems Inc.	26,235	729,727
QUALCOMM Inc.	12,807	951,944
		1,681,671

Consumer Finance — 1.6%

American Express Co.	5,937	552,378

Data Processing & Outsourced Services — 1.2%

Visa Inc., Class A	1,649	432,368

Diversified Banks — 5.8%

Bank of America Corp.	14,542	260,157
Citigroup Inc.	10,348	559,930
JPMorgan Chase & Co.	12,788	800,273
Wells Fargo & Co.	7,645	419,099
		2,039,459

Drug Retail — 2.0%

CVS Health Corp.	7,272	700,366

Electric Utilities — 0.5%

NextEra Energy Inc.	1,499	159,329

Fertilizers & Agricultural Chemicals — 1.1%

Monsanto Co.	3,148	376,092

General Merchandise Stores — 2.5%

Dollar General Corp.	3,673	259,681	(a)
Target Corp.	8,173	620,412
		880,093

Healthcare Distributors — 0.7%

Cardinal Health Inc.	2,849	230,000

Healthcare Equipment — 3.5%

Abbott Laboratories	6,447	290,244
Boston Scientific Corp.	28,937	383,415	(a)
Covidien PLC	4,346	444,509
Stryker Corp.	1,289	121,591
		1,239,759

See Notes to Schedules of Investments and Notes to Financial Statements.

6

U.S. Equity Fund

Schedule of Investments	December 31, 2014

	Number of Shares	Fair Value

Healthcare Services — 0.8%

Express Scripts Holding Co.	3,174	$268,743	(a)

Healthcare Supplies — 0.5%

The Cooper Companies Inc.	1,140	184,783

Home Improvement Retail — 1.9%

Lowe’s Companies Inc.	9,819	675,547

Household Products — 0.2%

Energizer Holdings Inc.	600	77,136

Independent Power Producers & Energy Traders — 0.6%

Calpine Corp.	5,064	112,066	(a)
NRG Energy Inc.	4,069	109,660
		221,726

Industrial Machinery — 0.8%

Dover Corp.	1,798	128,953
Ingersoll-Rand PLC	2,400	152,136
		281,089

Integrated Oil & Gas — 5.2%

Cenovus Energy Inc.	11,496	237,047
Chevron Corp.	2,098	235,354
Exxon Mobil Corp.	7,271	672,204
Hess Corp.	4,078	301,038
Occidental Petroleum Corp.	4,947	398,778
		1,844,421

Integrated Telecommunication Services — 0.7%

Verizon Communications Inc.	5,249	245,548

Internet Retail — 0.7%

Amazon.com Inc.	810	251,383	(a)

Internet Software & Services — 4.1%

Baidu Inc. ADR	1,739	396,440	(a)
eBay Inc.	5,037	282,676	(a)
Facebook Inc., Class A	1,827	142,543	(a)
Google Inc., Class A	765	405,955	(a)
Google Inc., Class C	390	205,296	(a)
		1,432,910

Investment Banking & Brokerage — 0.7%

The Charles Schwab Corp.	8,247	248,977

Life & Health Insurance — 0.3%

Lincoln National Corp.	2,134	123,068

Life Sciences Tools & Services — 0.2%

PerkinElmer Inc.	1,799	78,670

	Number of Shares	Fair Value

Movies & Entertainment — 2.1%

The Walt Disney Co.	2,548	$239,996
Time Warner Inc.	5,770	492,873
		732,869

Multi-Line Insurance — 3.1%

American International Group Inc.	8,993	503,698
The Hartford Financial Services Group Inc.	14,467	603,129
		1,106,827

Oil & Gas Equipment & Services — 2.4%

Cameron International Corp.	1,049	52,397	(a)
Schlumberger Ltd.	8,381	715,821
Weatherford International PLC	5,248	60,090	(a)
		828,308

Oil & Gas Exploration & Production — 0.4%

Marathon Oil Corp.	4,797	135,707

Packaged Foods & Meats — 1.1%

Mondelez International Inc., Class A	10,795	392,128

Pharmaceuticals — 6.7%

Actavis PLC	3,749	965,030	(a)
Johnson & Johnson	1,498	156,646
Merck & Company Inc.	9,564	543,140
Pfizer Inc.	22,487	700,470
		2,365,286

Railroads — 0.2%

CSX Corp.	2,099	76,047

Regional Banks — 1.0%

Regions Financial Corp.	34,631	365,703

Research & Consulting Services — 1.3%

Nielsen N.V.	10,345	462,732

Semiconductor Equipment — 0.5%

Applied Materials Inc.	6,446	160,634

Soft Drinks — 3.0%

Coca-Cola Enterprises Inc.	9,400	415,668
PepsiCo Inc.	6,731	636,483
		1,052,151

Specialized Finance — 2.0%

CME Group Inc.	4,587	406,638
McGraw Hill Financial Inc.	3,149	280,198
		686,836

Specialized REITs — 1.5%

American Tower Corp.	5,396	533,395

See Notes to Schedules of Investments and Notes to Financial Statements.

7

U.S. Equity Fund

Schedule of Investments	December 31, 2014

	Number of Shares	Fair Value

Specialty Chemicals — 0.1%

Axalta Coating Systems Ltd.	1,499	$39,004	(a)

Specialty Stores — 0.7%

Dick’s Sporting Goods Inc.	4,647	230,723

Systems Software — 0.6%

Microsoft Corp.	1,499	69,628
Oracle Corp.	3,448	155,057
		224,685

Technology Hardware, Storage & Peripherals — 6.6%

Apple Inc.	7,913	873,437
EMC Corp.	29,835	887,293
Hewlett-Packard Co.	14,244	571,612
		2,332,342

Total Common Stock (Cost $26,288,386)		34,185,084

Exchange Traded Funds — 1.4%
Financial Select Sector SPDR Fund	4,295	106,215	(c)
Industrial Select Sector SPDR Fund	7,117	402,609	(c)

Total Exchange Traded Funds (Cost $280,718)		508,824

Total Investments in Securities (Cost $26,569,104)		34,693,908

	Fair Value
Short-Term Investments — 1.2%
State Street Institutional U.S. Government Money Market Fund — Premier Class 0.00% (Cost $419,842)	$419,842	(c,d,e)

Total Investments (Cost $26,988,946)	35,113,750

Other Assets and Liabilities, net — 0.2%	64,476

NET ASSETS — 100.0%	$35,178,226

Other Information:

The Fund had the following short futures contracts open at December 31, 2014:

Description	Expiration date	Number of Contracts	Current Notional Value	Unrealized Appreciation
S&P 500 Emini Index Futures	March 2015	2	$(205,240)	$2,819

See Notes to Schedules of Investments and Notes to Financial Statements.

8

Notes to Schedule of Investments	December 31, 2014

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities cited may not be representative of the Fund’s future investments and should not be construed as a recommendation to purchase or sell a particular security. See the Fund’s summary prospectus and statutory prospectus for complete descriptions of investment objectives, policies, risks and permissible investments.

(a)	Non-income producing security.

(b)	State Street Corp. is the parent company of State Street Bank & Trust Co., the Fund’s sub-administrator, custodian and accounting agent.

(c)	Sponsored by SSgA Funds Management, Inc., an affiliate of State Street Bank & Trust Co., the Fund’s sub-administrator, custodian and accounting agent.
(d)	At December 31, 2014, all or a portion of this security was pledged to cover collateral requirements for futures.

(e)	Coupon amount represents effective yield.

†	Percentages are based on net assets as of December 31, 2014.

Abbreviations:

ADR	American Depositary Receipt

REIT	Real Estate Investment Trust

SPDR	Standard and Poor’s Depositary Receipts

9

Financial Highlights

Selected data based on a share outstanding throughout the fiscal years indicated

	12/31/14		12/31/13		12/31/12		12/31/11		12/31/10
Inception date	—		—		—		—		1/3/95
Net asset value, beginning of period	$46.63		$35.14		$30.74		$31.92		$29.23
Income/(loss) from investment operations:
Net investment income	0.50		0.42		0.45		0.24		0.28	*
Net realized and unrealized gains/(losses) on investments	5.48		11.49		4.40		(1.17)		2.72
Total income/(loss) from investment operations	5.98		11.91		4.85		(0.93)		3.00
Less distributions from:
Net investment income	0.46		0.42		0.45		0.25		0.31
Net realized gains	3.71		—		—		—		—
Total distributions	4.17		0.42		0.45		0.25		0.31
Net asset value, end of period	$48.44		$46.63		$35.14		$30.74		$31.92
TOTAL RETURN(a)	12.77%		33.91%		15.80%		(2.91)%		10.26%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$35,178		$34,234		$29,924		$30,940		$38,305
Ratios to average net assets:
Net investment income	0.99%		0.95%		1.22%		0.70%		0.96%
Net expenses	0.77%	(b)	0.80%	(b)	0.80%	(b)	0.89%	(b)	0.69%	(b)
Gross expenses	0.77%		0.80%		0.81%		0.90%		0.69%
Portfolio turnover rate	43%		40%		66%		39%		42%

Notes to Financial Highlights

(a)	Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions and do not include the effect of insurance contract charges. Past performance does not guarantee future results.
(b)	Includes contractual management fee waiver related to the Fund’s investments in the GE Institutional Money Market Fund (the “Fund”). The fee waiver agreement was terminated effective June 30, 2014 with the closure of the Fund.
*	Per share values have been calculated using the average share method.

The accompanying Notes are an integral part of these financial statements.

10

Statement of Assets and Liabilities December 31, 2014

ASSETS
Investments in securities, at Fair Value (cost $26,569,104)	$34,693,908
Short-term investments, at Amortized Cost	419,842
Cash	2,162
Restricted cash	20,600
Receivable for investments sold	145,227
Income receivables	45,155
Receivable for fund shares sold	455
Variation margin receivable	2,430
Total assets	35,329,779

LIABILITIES
Payable for investments purchased	87,347
Payable for fund shares redeemed	7,639
Payable to GEAM	16,535
Accrued other expenses	40,032
Total liabilities	151,553
NET ASSETS	$35,178,226

NET ASSETS CONSIST OF:
Capital paid in	$26,630,054
Undistributed (distributions in excess of) net investment income	3,383
Accumulated net realized gain	417,166
Net unrealized appreciation (depreciation) on:
Investments	8,124,804
Futures	2,819
NET ASSETS	$35,178,226
Shares outstanding ($0.01 par value; unlimited shares authorized)	726,239
Net asset value per share	$48.44

The accompanying Notes are an integral part of these financial statements.

11

Statement of Operations For the year ended December 31, 2014

INVESTMENT INCOME
Income
Dividend	$573,630
Interest	32,437
Less: Foreign taxes withheld	(1,067)
Total income	605,000

Expenses
Advisory and administration fees	189,616
Directors’ fees	1,424
Custody and accounting expenses	42,182
Professional fees	18,618
Other expenses	13,966
Total expenses before waivers	265,806
Less: Fees waived by the adviser	(259)
Net expenses	265,547
Net investment income	339,453

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (loss) on:
Investments	3,817,306
Futures	87,117
Foreign currency transactions	(21)

Increase (decrease) in unrealized appreciation/depreciation on:
Investments	(115,912)
Futures	(37,197)
Net realized and unrealized gain (loss) on investments	3,751,293
Net increase in net assets resulting from operations	$4,090,746

The accompanying Notes are an integral part of these financial statements.

12

Statements of Changes in Net Assets
	Year Ended December 31, 2014	Year Ended December 31, 2013

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$339,453	$309,573
Net realized gain (loss) on investments, futures and foreign currency transactions	3,904,402	4,189,024
Net increase (decrease) in unrealized appreciation/depreciation on investments and futures	(153,109)	4,922,611
Net increase (decrease) from operations	4,090,746	9,421,208
Distributions to shareholders from:
Net investment income	(312,712)	(309,011)
Net realized gains	(2,498,162)	—
Total distributions	(2,810,874)	(309,011)
Increase (decrease) in assets from operations and distributions	1,279,872	9,112,197
Share transactions:
Proceeds from sale of shares	2,312,246	922,198
Value of distributions reinvested	2,810,874	309,011
Cost of shares redeemed	(5,459,109)	(6,033,289)
Net increase (decrease) from share transactions	(335,989)	(4,802,080)
Total increase (decrease) in net assets	943,883	4,310,117

NET ASSETS
Beginning of year	34,234,343	29,924,226
End of year	$35,178,226	$34,234,343
Undistributed (distributions in excess of) net investment income, end of year	$3,383	$562

CHANGES IN FUND SHARES
Shares sold	45,803	22,085
Issued for distributions reinvested	57,565	6,658
Shares redeemed	(111,266)	(146,111)
Net decrease in fund shares	(7,898)	(117,368)

The accompanying Notes are an integral part of these financial statements.

13

Notes to Financial Statements	December 31, 2014
1.	Organization of the Company

GE Investments Funds, Inc. (the “Company”) was incorporated under the laws of the Commonwealth of Virginia on May 14, 1984 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is composed of eleven investment portfolios (collectively the “Funds”), although only the following eight are currently being offered: U.S. Equity Fund (the “Fund”), S&P 500 Index Fund, Premier Growth Equity Fund, Core Value Equity Fund, Small-Cap Equity Fund, Total Return Fund, Income Fund and Real Estate Securities Fund. Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies.

Shares of the Funds of the Company are offered only to insurance company separate accounts that fund certain variable life insurance contracts and variable annuity contracts. GE Asset Management Incorporated (“GEAM”) is the investment adviser and administrator of each of the Funds.

The Company currently offers one share class (Class 1) of the Fund as an investment option for variable life insurance and variable annuity contracts.

2.	Summary of Significant Accounting Policies

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

Subsequent events after the balance sheet date through the date the financial statements were issued have been evaluated in the preparation of the financial statements. There are no items to report.

The following summarizes the significant accounting policies of the Company:

Securities Valuation and Transactions All investments in securities are recorded at their estimated fair value, as described in Note 3.

Securities transactions are accounted for as of the trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for both financial statement and federal tax purposes.

Derivatives The Fund is subject to equity price risk in the normal course of pursuing its investment objective. The Fund may enter into derivative transactions (such as options, futures, and options on futures) to gain market exposure to a certain type of broad-based index as an alternative to investing directly in the securities representing such index.

Foreign Currency Accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated to U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rate on the respective dates of such transactions.

All assets and liabilities of the Fund initially expressed in foreign currency values will be converted into U.S. dollars at the WM/Reuter exchange rate computed at 11:00 a.m., Eastern Time.

The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the year. Such fluctuations are included in the net realized or unrealized gain or loss from investments. Net realized gains or losses on foreign currency transactions represent net gains or losses on sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income and withholding taxes accrued and the U.S. dollar amount actually received or paid, and gains or losses between the trade and settlement date on purchases and sales of foreign securities. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities (including foreign currencies and open foreign currency contracts) as a result of changes in foreign exchange rates are included as increases or decreases in unrealized appreciation/depreciation on foreign currency related transactions.

Futures Contracts A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. During the year ended December 31, 2014, the Fund invested in stock index futures contracts to gain equity exposure for

14

Notes to Financial Statements	December 31, 2014

accumulating and residual cash positions. Buying futures tends to increase a Fund’s exposure to the underlying instrument while selling futures tends to decrease a Fund’s exposure to the underlying instrument, or hedge other Fund investments. With futures contracts, there is minimal counterparty credit risk to the Fund since futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all traded futures, guarantees the futures against default. The Fund’s risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts’ terms and changes in the liquidity of the secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade.

Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the fair value of the underlying security. The Fund records an unrealized gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may incur a loss. The Fund recognizes a realized gain or loss on the expiration or closing of a futures contract.

Investment Income Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions which are recorded as soon after the ex-dividend date as such information becomes available. Withholding taxes on foreign dividends, if any, have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Interest income is recorded on the accrual basis. Accretion of discounts and amortization of premiums on taxable bonds are to the call or maturity date, whichever is shorter, using the effective yield method.

Expenses Fund specific expenses are charged to the Fund that incurs such expenses. Such expenses may include custodial fees, legal and accounting fees, printing costs and registration fees. Expenses that are not fund specific are allocated pro rata across the Funds. Expenses of the Fund are generally paid directly by the Fund, however, expenses may be paid by GEAM and reimbursed by the Fund.

Federal Income Taxes The Fund intends to comply with all sections of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) applicable to regulated investment companies, including the distribution of substantially all of its taxable net investment income and net realized capital gains to its shareholders. Therefore, no provision for federal income tax has been made. The Fund is treated as a separate taxpayer for federal income tax purposes.

3.	Securities Valuation

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a framework for measuring fair value and providing related disclosures. Broadly, the framework requires fair value to be determined based on the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants at the measurement date. In the absence of active markets for the identical assets or liabilities, such measurements involve developing assumptions based on market observable data and, in the absence of such data, internal information that is consistent with what market participants would use in a hypothetical transaction that occurs at the measurement date. It also establishes a three-level valuation hierarchy based upon observable and non-observable inputs.

Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect our market assumptions. Preference is given to observable inputs. These two types of inputs create the following fair value hierarchy:

Level 1 — Quoted prices for identical investments in active markets.

Level 2 — Quoted prices for similar investments in active markets; quoted prices for identical or similar investments in markets that are not active; and model-derived valuations whose inputs are observable or whose significant value drivers are observable.

Level 3 — Significant inputs to the valuation model are unobservable.

Policies and procedures are maintained to value investments using the best and most relevant data available. In addition, pricing vendors are utilized to assist in valuing investments. GEAM performs periodic reviews of

15

Notes to Financial Statements	December 31, 2014

the methodologies used by independent pricing services including price validation of individual securities.

Fair Value Measurement The following section describes the valuation methodologies the Fund uses to measure different financial investments at fair value.

The Fund’s portfolio securities are valued generally on the basis of market quotations. Equity securities generally are valued at the last reported sale price on the primary market in which they are traded. Portfolio securities listed on NASDAQ are valued using the NASDAQ Official Closing Price. Level 1 securities primarily include publicly-traded equity securities. If no sales occurred on the exchange or NASDAQ that day, the portfolio security generally is valued using the last reported bid price. In those circumstances the Fund typically classifies the investment securities in Level 2.

Short-term securities of sufficient credit quality with remaining maturities of sixty days or less at the time of purchase are typically valued on the basis of amortized cost which approximates fair value and these are included in Level 2. If it is determined that amortized cost does not approximate fair value, securities may be valued based on dealer supplied valuations or quotations. In these infrequent circumstances, pricing services may provide the Fund with valuations that are based on significant unobservable inputs, and in those circumstances the investment securities are classified in Level 3.

Investments in Registered Investment Companies are valued at the published daily net asset value and classified in Level 1.

If prices are not readily available for a portfolio security, or if it is believed that a price for a portfolio security does not represent its fair value, the security may be valued using procedures approved by the Fund’s Board of Directors that are designed to establish its “fair” value. These securities are typically classified in Level 3. Those procedures require that the fair value of a security be established by a valuation committee of GEAM. The valuation committee follows different protocols for different types of investments and circumstances. The fair value procedures may be used to value any investment of the Fund in the appropriate circumstances.

Fair value determinations generally are used for securities whose value is affected by a significant event that will materially affect the value of a security and which occurs subsequent to the time of the close of the principal market on which such security trades but prior to the calculation of the Fund’s net asset value (“NAV”).

The value established for such a portfolio security valued other than by use of a market quotation (as described above) may be different than what would be produced through the use of market quotations or another methodology. Portfolio securities that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio security for the value established for it at any time and it is possible that the Fund would incur a loss because a portfolio security is sold at a discount to its established value.

Other financial investments are derivative instruments that are not reflected in total investments, such as futures, forwards, swaps, and written options contracts, which are valued based on fair value as discussed above.

The Fund uses closing prices for derivatives included in Level 1, which are traded either on exchanges or liquid over-the-counter markets. Derivative assets and liabilities included in Level 2 primarily represent interest rate swaps, cross-currency swaps and foreign currency and commodity forward and option contracts. Derivative assets and liabilities included in Level 3 primarily represent interest rate products that contain embedded optionality or prepayment features.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

16

Notes to Financial Statements	December 31, 2014

The following table presents the Fund’s investments measured at fair value on a recurring basis at December 31, 2014:

Investments	Level 1	Level 2	Level 3	Total
Investments in Securities†
Common Stock	$34,185,084	$—	$—	$34,185,084
Exchange Traded Funds	508,824	—	—	508,824
Short-Term Investments	419,842	—	—	419,842

Total Investments in Securities	$35,113,750	$—	$—	$35,113,750

Other Financial Instruments*
Short Futures Contracts — Unrealized Appreciation	$2,819	$—	$—	$2,819

†	See Schedule of Investments for industry classification.
*	Other financial instruments include derivative instruments such as futures contracts. Amounts shown represent unrealized appreciation (depreciation), at period end.

There were no transfers between fair value levels during the period. Transfers between fair value levels are considered to occur at the beginning of the period.

4.	Derivatives Transactions

Shown below are the derivative contracts entered into by the Fund, summarized by primary risk exposure as they appear on the Statement of Assets and Liabilities, none of which are accounted for as hedging instruments under FASB Accounting Standards Codification (“ASC”) No. 815 Derivatives and Hedging as of December 31, 2014.

	Asset Derivatives December 31, 2014		Liability Derivatives December 31, 2014
Derivatives not accounted for as hedging instruments under ASC 815	Location in the Statement of Assets and Liabilities	Fair Value ($)	Location in the Statement of Assets and Liabilities	Fair Value ($)
Equity Contracts	Assets, Net Assets — Net Unrealized Appreciation/ (Depreciation) on Futures	2,819*	Liabilities, Net Assets — Net Unrealized Appreciation/ (Depreciation) on Futures	—

*	Includes cumulative unrealized appreciation/(depreciation) of futures contracts as reported in the Schedule of Investments and within the components of the net assets section of the Statement of Assets and Liabilities. Only the current day’s variation margin is reported within the Assets and/or Liabilities section on the Statement of Assets and Liabilities.

Shown below are the effects of derivative instruments on the Fund’s Statement of Operations, summarized by primary risk exposure, none of which are accounted for as hedging instruments under ASC 815.

Derivatives not accounted for as hedging instruments under ASC 815	Location in the Statement of Operations	Total Notional Amount of Futures Contracts Purchased/(Sold) ($)	Realized Gain (Loss) on Derivatives Recognized in Income ($)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income ($)
Equity Contracts	Realized gain (loss) on Futures, Increase (decrease) in unrealized appreciation/ (depreciation) on Futures	6,388,491/ (7,748,320)	87,117	(37,197)

During the year ended December 31, 2014, the Fund had an average notional value of $735,682 and $290,410 on long and short futures contracts, respectively. Please refer to the table following the Portfolio of Investments for open futures contracts at December 31, 2014.

17

Notes to Financial Statements	December 31, 2014
5.	Line of Credit

The Company shares a revolving credit facility of up to $150 million with a number of its affiliates. The credit facility is with its custodian bank, State Street Bank and Trust Company (“State Street”). The revolving credit facility requires the payment of a commitment fee equal to 0.125% (0.10% prior to October 29, 2014) per annum on the daily unused portion of the credit facility, payable quarterly. The portion borne by the Fund generally is borne proportionally based upon net assets. In addition, the Company has a $100 million uncommitted, unsecured line of credit with State Street. Generally, borrowings under the credit facilities would accrue interest at the Federal Funds Rate plus 50 basis points and would be borne by the borrowing fund. The maximum amount allowed to be borrowed by any one fund is the lesser of (i) 33.33% of its total assets or (ii) 20% of its net assets. The credit facilities were not utilized by the Fund during the year ended December 31, 2014.

6.	Compensation and Fees Paid to Affiliates

GEAM, a registered investment adviser, was retained by the Company’s Board of Directors effective November 17, 1997 to act as investment adviser and administrator of the Fund. GEAM’s compensation for investment advisory and administrative services (“Management Fee”) is paid monthly based on the average daily net assets of the Fund at an annualized rate of 0.55%.

GEAM had a contractual arrangement with the Fund to waive a portion of the Fund’s Management Fee in the amount equal to the Management Fee earned by GEAM with respect to the Fund’s investment in the GE Institutional Money Market Fund (the “Fee Waiver Agreement”). Effective June 26, 2014, the State Street Institutional U.S. Government Money Market Fund replaced the GE Institutional Money Market Fund as the cash sweep vehicle for the Fund’s cash holdings. As a result, the Fee Waiver Agreement was terminated effective June 30, 2014 with the closure of the Fund.

Directors’ Compensation The Fund pays no compensation to its directors who are officers or employees of GEAM or its affiliates. Directors who are not such officers or employees also serve in a similar capacity for other funds advised by GEAM. Compensation paid to non-interested Directors are reflected on the Statement of Operations. These fees are allocated pro rata across all of the mutual fund platforms served by the Directors, including the Fund, and are based upon the relative net assets of each fund within such platforms.

7.	Investment Transactions

Purchases and Sales of Securities The cost of purchases and the proceeds from sales of investments, other than short-term securities, for the year ended December 31, 2014, were as follows:

Non-U.S. Government Securities
Purchases	Sales
$14,224,031	$15,686,497

8.	Income Taxes

The Fund is subject to ASC 740, Income Taxes. ASC 740 provides guidance for financial accounting and reporting for the effects of income taxes that result from an entity’s activities during the year. ASC 740 also provides guidance regarding how certain uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. ASC 740 requires evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more likely than not” of being sustained by the applicable tax authority. There are no adjustments to the Fund’s net assets required under ASC 740. The Fund’s 2011, 2012, 2013, and 2014 fiscal years tax returns are still open to examination by the Federal and applicable state tax authorities.

At December 31, 2014, information on the tax cost of investments and distributable earnings on a tax basis was as follows:

Cost of Investments For Tax Purposes	Gross Tax		Net Tax Appreciation/ (Depreciation)		Undistributed
	Appreciation	Depreciation	Investments	Derivatives/ Currency	Income	Accum. Capital Gain/(Loss)	Late-Year Losses
$27,123,044	$8,211,914	$(221,208)	$7,990,706	$2,819	$3,400	$570,908	$(16,846)

18

Notes to Financial Statements	December 31, 2014

As of December 31, 2014, the Fund had no capital loss carryovers. Capital loss carryovers are available to offset future realized capital gains to the extent provided in the Internal Revenue Code and regulations thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable that gains offset will not be distributed to shareholders because they would be taxable as ordinary income.

Any qualified late-year loss is deemed to arise on the first day of the Fund’s next tax year (if the Fund elects to defer such loss). Under this regime, generally, the Fund can elect to defer any post-October capital loss and/or any late-year ordinary loss as defined by the Internal Revenue Code.

The Fund elected to defer qualified late-year losses for the year ended December 31, 2014 as follows:

Capital	Ordinary
$(16,829)	$(17)

The tax character of distributions paid during the years ended December 31, 2014 and December 31, 2013 were as follows:

Year	Ordinary Income	Long-Term Capital Gains	Total
2014	$312,712	$2,498,162	$2,810,874
2013	309,011	—	309,011

Distributions to Shareholders The Fund declares and pays any dividends from net investment income annually. The Fund declares and pays any net realized capital gains in excess of capital loss carryforwards distributions annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include (but are not limited to) investments in futures, losses deferred due to wash sale transactions, and return of capital distributions from securities. Reclassifications due to permanent book/tax differences are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or the NAV of the Fund. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

The reclassifications for the year ended December 31, 2014 were as follows:

Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)	Capital Paid In
$(23,920)	$26,110	$(2,190)

19

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Directors

GE Investment Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the U.S Equity Fund (the “Fund”), a series of GE Investment Funds, Inc., as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the U.S Equity Fund as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 18, 2015

20

Tax Information	(Unaudited)

For the year ended December 31, 2014, the Fund hereby designates $2,498,162 as capital gain dividends, or the amount ultimately treated as capital gain net income.

The amounts presented herein may differ from amounts presented elsewhere in the financial statements due to differences between tax and financial accounting principles. Please consult a tax advisor if you have any questions about Federal or State income tax laws or on how to prepare your tax returns. If you have specific questions about your Fund account, please consult your investment representative.

21

Advisory and Administrative Agreement Renewal	(Unaudited)

The Board of Directors of the GE Investments Funds, Inc. (the “Board”), including the independent Board members, considered and unanimously approved the continuance for an additional year of the Fund’s Investment Advisory and Administration Agreement with GE Asset Management Incorporated (“GEAM”) at meetings held on December 17 and December 19, 2014.

In considering whether to approve the Fund’s investment advisory agreement, the Board members considered and discussed a substantial amount of information and analysis provided, at the Board’s request, by GEAM. The Board members also considered detailed information regarding performance and expenses of other investment companies, including those with similar investment strategies and sizes, which was prepared by independent third party provider Morningstar, Inc. (“Morningstar”). The Board members reviewed the fees charged by GEAM for other mutual funds and investment products other than mutual funds that employ the same investment strategy as the Fund. The Board had the opportunity to ask questions and request additional information in connection with its considerations.

Before approving the Fund’s investment advisory agreement, the independent Board members reviewed the information provided with management of GEAM and with their independent legal counsel. The Board members also reviewed memorandums prepared by independent legal counsel discussing the legal standards for the consideration of the proposed continuance. The independent Board members discussed the proposed continuance in detail during a private session with their independent legal counsel at which no representatives of GEAM were present. The independent Board members and their independent legal counsel requested, received and considered additional information from GEAM following these sessions.

In advance of the meetings, and in response to their request, the Board members received from GEAM written responses to their inquiries, which included substantial exhibits and other materials related to GEAM’s business and the services it provides to the Fund. The Board members took into account their experience as Board members and particularly their previous consideration of these types of agreements. When feasible, information was presented in a manner to facilitate comparison to prior periods and to reflect certain enhancements to GEAM’s infrastructure, systems, research and analytics capabilities and shareholder servicing model. To focus their review, the Board members asked GEAM management, in its oral presentation, to highlight material differences from the information presented in recent years.

During the meetings, the Board members had an opportunity to discuss this information with GEAM representatives, including senior executives, representatives from the legal, compliance and finance departments, and investment personnel. The Board members posed questions to these representatives and engaged in substantive discussions with them concerning GEAM’s investment process.

In reaching their determination relating to continuance of the Fund’s investment advisory agreement, the Board members considered all factors that they deemed relevant, including the factors discussed below. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Board member may have attributed different weights to the various factors. In particular, the Board members focused on the following:

The Nature, Extent And Quality Of Services Provided.

The Board members reviewed the services provided by GEAM, taking into account their past experiences with GEAM. They focused on the favorable attributes of GEAM, including (i) an investment philosophy oriented toward long-term performance; (ii) effective processes used for selecting investments and brokers; (iii) effective processes used for providing Fund administration, including controllership and compliance functions, the optimization of its Fund administration platform and the continued oversight of the performance of other companies that provide services to the Fund and its shareholders; (iv) highly skilled professionals, including analysts, research professionals, traders and portfolio managers with a depth of experience relevant to the Fund; (v) access to significant and enhanced technological resources from which the Fund may benefit and the implementation of a new platform to increase the quality and efficiency of analytics and research; and (vi) a favorable history and reputation. The Board members noted that the Fund represents only a small portion of the assets managed by GEAM, but benefits from a full array of services and resources provided by GEAM.

In light of these discussions, the Board, including the independent Board members, concluded that GEAM’s services continue to be satisfactory.

22

Advisory and Administrative Agreement Renewal	(Unaudited)

Investment Performance Of The Fund.

The Board members considered the investment performance of the Fund for various periods. The Board members reviewed detailed comparisons of the performance of the Fund with the relevant securities index and peer and category groupings of mutual funds prepared by Morningstar with respect to various periods. The Board members also engaged in detailed discussions with GEAM management about its investment process and performance results. These discussions focused on the Fund’s investment objective, the number and experience of portfolio management and supporting research personnel, the investment style and approach employed, the likely market cycles for the Fund’s investment style and the Fund’s relative underperformance in certain periods. The Board members discussed GEAM’s investment approach with respect to the Fund, and the reasons for the Fund’s relative underperformance in certain periods.

The Board, including the independent Board members, concluded that the Fund’s performance was acceptable overall taking into consideration the factors discussed above.

Cost Of The Services Provided And Profits Realized From The Relationship With The Fund.

The Board members considered the fees paid to GEAM by the Fund and the cost of the services provided to the Fund by GEAM. The Board members reviewed the information they had requested from GEAM concerning its profitability. The Board members considered the profit margin information for GEAM’s investment company business as a whole, as well as GEAM’s profitability data for the Fund. The Board members reviewed GEAM’s assumptions and the methods of cost allocation used by GEAM in preparing Fund-specific profitability data. The Board members also discussed with GEAM the basis for its belief that the methods of allocation used were reasonable for each area of its business.

Information was presented regarding the financial condition of GEAM for various past periods. The Board members noted and discussed the additional services provided by GEAM to the Fund compared to other investment products managed by GEAM. The Board members determined that GEAM should be entitled to earn a reasonable level of profits for the services it provides to the Fund. The Board members also recognized that GEAM has made and continues to make significant investments in its business in fulfilling its obligations to the Fund and supporting its Fund-related activities.

Based on their review, the Board, including the independent Board members, concluded that they were satisfied that the level of profitability achieved by GEAM from its relationship with the Fund was not unreasonable or excessive.

The Extent To Which Economies Of Scale Would Be Realized As The Fund Grows And Whether Fee Levels Would Reflect Such Economies Of Scale.

The Board noted that the Fund experienced a slight increase in assets over the past year, and the Board members considered the extent to which economies of scale would be realized as the Fund continues to grow and whether fee levels reflect these economies of scale for the benefit of Fund investors.

The Board members considered the substantial infrastructure investments that GEAM has made with respect to its operations and its commitment to continue investing resources to enhance services to the Fund and its shareholders. The Board members recognized the benefits to the Fund of GEAM’s past investment in its operations through expenditures to support its substantial infrastructure, and that, with respect to all GEAM managed mutual funds, GEAM has not yet fully recouped that investment. The Board members also recognized the benefits to the Fund of being able to leverage a favorable cost structure achieved with respect to the Fund’s other operating expenses as a result of GEAM’s large overall base of assets under management and its vendor management practices.

Comparison Of Services To Be Rendered And Fees To Be Paid.

The Board members discussed the services provided to the Fund by GEAM, and the fees charged for those services. The Board members reviewed information concerning the fee and expense ratios for the Fund, and comparative information with respect to peer groupings of mutual funds prepared by Morningstar. They discussed that the Fund’s advisory fee and expense ratios were within the applicable peer group ranges. In light of the foregoing, the Board, including the independent Board members, determined that the advisory fees were reasonable in relation to the services provided to the Fund.

Fall-Out Benefits.

The Board members considered other actual and potential financial benefits that GEAM may derive from its relationship with the Fund, including, to the extent applicable, soft dollar

23

Advisory and Administrative Agreement Renewal	(Unaudited)

commission benefits generated through Fund portfolio transactions. The Board members noted, however, that the Fund benefits from the vast array of resources available through GEAM, and that the Fund represents only a small portion of the assets managed by GEAM.

Conclusion.

No single factor was determinative to the Board’s decision. Based on their discussion and such other matters as were deemed relevant, the Board, including the independent Board members, concluded that renewal of the investment advisory agreement was in the best interests of the Fund and its shareholders.

24

Additional Information	(Unaudited)

Information about Directors and Executive Officers:

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Directors. Information pertaining to the directors and officers of the Fund is set forth below.

Interested Directors and Executive Officers

Jeanne M. La Porta

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    49

Position(s) Held with Fund    Director and President

Term of Office and Length of Time Served    Until successor is elected and qualified — Less than 1 Year

Principal Occupation(s) During Past 5 Years    Senior Vice President and Commercial Operations Leader at GEAM since March 2014; President of GE Institutional Funds and GE Investments Funds, Inc. since April 2014; President and Trustee of GEAM’s UCITs Funds since March 2014; Senior Vice President and Commercial Administrative Officer at GEAM from April 2010 to March 2014; Vice President of GE Institutional Funds since July 2003; Vice President of Elfun Funds and GE Retirement Savings Plan Funds (formerly GE Savings & Security Funds) since October 2003; Secretary of GE Funds from July 2007 to September 2010 and Vice President from July 2007 to February 2011; Senior Vice President and Deputy General Counsel of GEAM from October 2007 to April 2010; Vice President and Assistant Secretary of Elfun Funds and GE Retirement Savings Plan Funds from July 2003 to June 2010; and Vice President and Associate General Counsel – Marketing and Client Services (formerly Asset Management Services) at GEAM from May 1997 to October 2007.

Number of Portfolios in Fund Complex Overseen by Director    24

Other Directorships Held by Director    Trustee and President of GE Institutional Funds since 2014; Trustee of Elfun Funds since 2014; and Director of GE Investment Distributors, Inc. since June 2011.

Matthew J. Simpson

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    53

Position(s) Held with Fund    Director and Executive Vice President

Term of Office and Length of Time Served    Until successor is elected and qualified — 7 years

Principal Occupation(s) During Past 5 years    Executive Vice President, General Counsel and Secretary of GEAM since July 2007; Secretary of Elfun Funds and GE Retirement Savings Plan Funds (formerly GE Savings & Security Funds) since July 2007; Senior Vice President and General Counsel – Marketing and Client Services (formerly Asset Management Services) of GEAM and Senior Vice President and General Counsel of GE Asset Management Services from February 1997 to July 2007; Vice President and Associate General Counsel of GEAM from October 1992 to February 1997; Secretary of GE Institutional Funds and GE Investments Funds, Inc. from 1997 to July 2007 and Vice President from September 2003 to July 2007; Assistant Secretary of Elfun Funds and GE Retirement Savings Plan Funds from 1998 to July 2007 and Vice President from October 2003 to July 2007; and Secretary of GE Funds from 1993 to July 2007 and Vice President from September 2003 to July 2007.

Number of Portfolios in Fund Complex Overseen by Director    24

Other Directorships Held by Director    Trustee of Elfun Funds, GE Retirement Savings Plan Funds and General Electric Pension Trust since July 2007; Trustee and Executive Vice President of GE Institutional Funds since July 2007; Director of GEAM since July 2007; Trustee and Executive Vice President of GE Funds from July 2007 to February 2011; and Director of GE Investment Distributors, Inc. since June 2011.

25

Additional Information	(Unaudited)

JoonWon Choe

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    45

Position(s) Held with Fund    Vice President & Secretary

Term of Office and Length of Time Served    Until successor is elected and qualified — 4 years

Principal Occupation(s) During Past 5 years    Senior Vice President and Deputy General Counsel at GEAM since March 2011; Vice President and Secretary of GE Institutional Funds since September 2010; Vice President and Assistant Secretary of Elfun Funds and GE Retirement Savings Plan Funds (formerly GE Savings & Security Funds) since September 2010; Senior Vice President and Associate General Counsel at GEAM from June 2010 to March 2011; Vice President and Associate General Counsel of GEAM from November 2005 to June 2010 and Vice President and Secretary of GE Funds from September 2010 to February 2011.

Number of Portfolios in Fund Complex Overseen by Officer    N/A

Other Directorships Held by Officer    N/A

Robert Herlihy

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    47

Position(s) Held with Fund    Chief Compliance Officer

Term of Office and Length of Time Served    Until successor is elected and qualified — 9 years

Principal Occupation(s) During Past 5 years    Chief Compliance Officer of GEAM, GE Institutional Funds, Elfun Funds, and GE Retirement Savings Plan Funds (formerly GE Savings & Security Funds) since July 2005; Chief Compliance Officer of GE Funds from July 2005 to February 2011 and Manager of Fund Administration at GEAM from 2002-2005.

Number of Portfolios in Fund Complex Overseen by Officer    N/A

Other Directorships Held by Officer    N/A

Arthur A. Jensen

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    48

Position(s) Held with Fund    Treasurer

Term of Office and Length of Time Served    Until successor is elected and qualified — 3 years

Principal Occupation(s) During Past 5 Years    Treasurer of GE Institutional Funds, Elfun Funds and GE Retirement Savings Plan Funds (formerly GE Savings & Security Funds) since June 2011; Mutual Funds Controller of GEAM since April 2011; Senior Vice President at Citigroup from 2008 to 2010 and Vice President at JPMorgan from 2005 to 2008.

Number of Portfolios in Fund Complex Overseen by Officer    N/A

Other Directorships Held by Officer    N/A

26

Additional Information	(Unaudited)

Non-Interested Directors

John R. Costantino

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    68

Position(s) Held with Fund    Chairman of the Board

Term of Office and Length of Time Served    Until successor is elected and qualified – 18 years

Principal Occupation(s) During Past 5 years     General Partner, NGN Capital LLC since 2006; and Managing Director, Vice President of Walden Capital Management since 1996.

Number of Portfolios in Fund Complex Overseen by Director    16

Other Directorships Held by Director    Trustee of GE Institutional Funds since 1997; Trustee of Fordham University from 1989 to 1995 and from 2001 to 2007 and Trustee Emeritus since 2007; Trustee of NeuroScience Research Institute since 1986; Trustee of GE Funds from 1993 to February 2011; Director of Artes Medical from 2006 to 2008; and Trustee of Gregorian University Foundation from 1992 to 2007.

R. Sheldon Johnson

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    68

Positions(s) Held with Fund    Director

Term of office and Length of Time served    Until successor is elected and qualified — 3 years

Principal Occupation(s) During Past 5 years    Retired, 2006 to present; Head of Global Institutional Equity Sales and Marketing at Morgan Stanley & Co., Inc. from 2002 to 2006 and Managing Director at Morgan Stanley & Co., Inc. from 1988 to 2006.

Number of Portfolios in Fund Complex Overseen by Director    16

Other Directorships Held by Director    Trustee of GE Institutional Funds since April 2011 and Trustee of St. Lawrence University since 2003.

27

Additional Information	(Unaudited)

Donna M. Rapaccioli

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    52

Position(s) Held with Fund    Director

Term of Office and Length of Time Served    Until successor is elected and qualified — 3 years

Principal Occupation(s) During Past 5 Years    Dean of the Gabelli School of Business since 2007 and Accounting professor since 1987 at Fordham University.

Number of Portfolios in Fund Complex Overseen by Officer    16

Other Directorships Held by Director    Trustee of GE Institutional Funds since January 2012 and Trustee of Emmanuel College since 2010.

The Statement of Additional Information for the Funds includes additional information about the Directors and Officers and is available, without charge, upon request by calling 1-800-242-0134.

28

Investment Team	(Unaudited)

Investment Adviser and Administrator

GE Asset Management Incorporated

Board of Directors

John R. Costantino, Chairman

R. Sheldon Johnson

Jeanne M. La Porta

Donna M. Rapaccioli

Matthew J. Simpson

Secretary

JoonWon Choe

Assistant Secretary

Michelle Matzelle

Treasurer

Arthur A. Jensen

Assistant Treasurer

Ryan Hunter

Distributor

GE Investment Distributors, Inc.

Member FINRA and SIPC

Custodian

State Street Bank & Trust Company

At GE Asset Management, we’re dedicated to providing the investment options you’ll need to tailor your financial portfolio to every stage of your life. Each member of the GE Family of Funds is managed according to the same principles of integrity and quality that have guided GE over the past century, and have made it the world-class company that it is today. Each fund draws strength from a heritage of investment management experience that spans more than 80 years. Whether you’re creating a new investment portfolio or adding to an established one, the GE Family of Funds offers an array of professionally managed investment options that will help you meet a lifetime of financial needs.

29

Investment Adviser

GE Asset Management Incorporated

1600 Summer Street

Stamford, CT 06905

or at:

PO Box 7900

Stamford, CT 06904-7900

Distributor

GE Investment Distributors, Inc.

member FINRA and SIPC

1600 Summer Street

Stamford, CT 06905

or at:

PO Box 7900

Stamford, CT 06904-7900

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 1-800-493-3042; (ii) on the Fund’s website at http://www.geam.com; and (iii) on the Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC — information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s website at http://www.geam.com; and (ii) on the Commission’s website at http://www.sec.gov.

GE Investments Funds, Inc.

Total Return Fund

Annual Report

December 31, 2014

GE Investments Funds, Inc.

Total Return Fund	Contents

This report is prepared for Policyholders of certain variable contracts and may be distributed to others only if preceded or accompanied by the variable contract’s current prospectus and the current prospectus and/or summary prospectus of the Fund available for investments thereunder.

Notes to Performance	December 31, 2014 (Unaudited)

The information provided on the performance page relates to the GE Investments Total Return Fund (the “Fund”).

Total return performance shown in this report for the Fund takes into account changes in share price and assumes reinvestment of dividends and capital gains distributions, if any. Total returns shown are net of Fund fees and expenses but do not reflect fees and charges associated with the variable contracts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the Fund’s total returns for all periods shown.

The performance data quoted represents past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Periods less than one year are not annualized. Please call 800-493-3042 or visit the Fund’s website at http://www.geam.com for the most recent month-end performance data.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. An investment in the Fund is subject to risk, including possible loss of principal invested.

The Standard & Poor’s (“S&P”) 500® Composite Price Index of stocks (“S&P 500 Index”) is an unmanaged, market capitalization-weighted index of stocks of 500 large U.S. companies, which is widely used as a measure of large-cap U.S. stock market performance.

The Morgan Stanley Capital International All Country World Index Ex-U.S. (MSCI® ACWI Ex-U.S.) is a market-capitalization weighted index designed to provide a broad measure of stock performance throughout the world, with the exception of U.S.-based companies. The MSCI ACWI Ex-U.S. Index includes both developed and emerging markets.

The Barclays U.S. Aggregate Bond Index is an unmanaged market value-weighted index of taxable investment grade debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of one year or more. This index is designed to represent the performance of the U.S. investment-grade first rate bond market.

The results shown for the foregoing indices assume the reinvestment of net dividends or interest and do not reflect fees, expenses, or taxes. As such, the index returns do not reflect the actual cost of investing in the instruments that comprise each index.

The peer universe of the underlying annuity funds used for the peer group average annual total return calculation is based on a blend of Morningstar peer categories, as shown. Morningstar is an independent mutual fund rating service. A Fund’s performance may be compared to or ranked within a universe of mutual funds with investment objectives and policies similar but not necessarily identical to that of the Fund.

©2015 Morningstar, Inc. All Rights Reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damage or losses relating from any use of this information. Past performance is no guarantee of future results.

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice.

GE Investment Distributors, Inc., Member of FINRA & SIPC, is the principal underwriter and distributor of the GE Investments Funds, Inc. and a wholly owned subsidiary of GE Asset Management Incorporated, the investment adviser of the Fund.

Total Return Fund	(Unaudited)

David Wiederecht

President and Chief Investment Officer — Investment Solutions

Jeffrey Palma

Senior Vice President and Chief Market Strategist

The Total Return Fund is managed by Jeffrey Palma and David Wiederecht. Messrs. Palma and Wiederecht are vested with oversight authority for determining asset allocations for the Fund.

Each of the U.S. equity, international equity and fixed income portions of the Fund are managed by BlackRock Investment Management, LLC, a sub-adviser retained by GE Asset Management. In addition to oversight authority for asset allocation, Messrs. Palma and Wiederecht may at times adjust the Fund’s investment exposure through the use of various investment techniques, such as investments in derivative instruments and exchange-traded funds.

David Wiederecht is the President and Chief Investment Officer — Investment Solutions and a Director at GE Asset Management. He has served as a portfolio manager to the Total Return Fund since January 2011. Mr. Wiederecht joined GE Asset Management in 1988 and has held various positions at GE Asset Management including Vice President — Alternative Investments/Private Equity/Hedge Fund from 1998 to 2004, Managing Director — Alternative Investments from 2004 to 2008, and President and Chief Investment Officer — Investment Solutions since 2008.

Jeffrey Palma is a Senior Vice President and Chief Market Strategist of GE Asset Management, and a portfolio manager of the Total Return Fund. He became a member of the portfolio management team for the Total Return Fund in May 2013. Prior to joining GE Asset Management in 2012, Mr. Palma worked for UBS Investment Bank where he held a variety of global research and macro strategy roles supporting UBS’ global equities and fixed income businesses including Managing Director, Head of Global Equity Strategy from 2007 to 2012, Executive Director, Global Asset Allocation Strategist from 2001 to 2007 and Director, U.S. Economist from 1999 to 2001.

Q.	How did the Total Return Fund perform compared to its benchmark and Morningstar peer group for the twelve-month period ended December 31, 2014?

A.	For the twelve-month period ended December 31, 2014, the GE Investments
Total Return Fund returned 5.32% for the Class 1 shares and 5.07% for Class 3 shares. The Fund’s broad based benchmarks, the S&P 500® Index (S&P 500 Index), the MSCI All Country World ex-U.S. Index, and the Barclays U.S. Aggregate Bond Index returned 13.69%, -3.87%, and 5.97%, respectively. The Fund’s Morningstar peer group of 298 U.S. Insurance Fund Moderate Allocation funds returned an average of 6.23% over the same period.

Q.	What market factors affected the Fund’s performance?

A.	Within equity markets, the U.S. produced the best gains for the year as a whole, while returns elsewhere were weaker and, in many cases, negative. Bond markets produced solid gains across the board driven by the drop in interest rates. Of course, these moves came against broad expectations for yields to continue to rise in 2014 following the increase witnessed in 2013. A weak start to growth early in the year, a tepid outlook, plus still accommodative policy from central banks worked to keep rates low. Moreover, European Central Bank (ECB) President Draghi’s action to cut deposit rates to negative territory provided enormous support to peripheral country bond markets as did his rhetoric as markets have moved to anticipate full scale quantitative easing (QE) in Europe in early 2015.

This year was a challenging one for investors. Aside from the U.S., returns in global equity markets were generally weak. The sharp drop in interest rates around the world was unanticipated, particularly given the stability of U.S. equity markets and, while growth was weaker than forecast, it was hardly a collapse. The Bank of Japan and the ECB both became more aggressive in their policy actions to boost growth and inflation while also weakening their currencies relative to the U.S. dollar. Finally, the drop in oil prices has had large market and economic impacts that will be felt well into 2015.

(Unaudited)

For 2014, growth disappointed expectations around most of the world. While the U.S. looks to have produced stronger second half growth and labor markets have clearly improved, overall GDP remained subdued. Elsewhere, in Europe, Japan, and emerging markets, particularly China growth remained more sluggish than hoped. Meanwhile inflation remains at bay and continues to decline in Europe. This fragility has kept monetary policy very accommodative in the U.S. for some time and the Fed acted only modestly to change that stance this year by ending its QE program. Outside of the U.S., the ECB and the Bank of Japan have clearly taken more aggressive action toward easier policy. In particular, the ECB cut deposit rates into negative territory twice in 2014. This policy shift has had major impacts on fixed income markets around the world with steep declines in rates and currencies versus the U.S. dollar.

Looking at 2014 in total, it was also a mixed year for stocks and was broadly consistent with the fourth quarter trends. The U.S. and Japan led the way higher with gains in local currency terms, while all other major markets declined. But all major non-U.S. markets fell in 2014 in common currency terms, given the steep decline in foreign exchange markets witnessed during the year.

There was a mix of factors driving returns this year. For the U.S., gains were driven by a combination of earnings growth and price-earnings (PE) multiple expansion. As we have noted in recent quarters, the steady rise of valuations makes additional gains through PEs more challenging and boosts the possibility of spikes in volatility. Support of valuations has been aided by reasonable growth as well as continued global monetary policy accommodation, as discussed above. Outside of the U.S., Europe continues to see more modest economic and earnings growth, while Japan fared better in 2014. Geopolitics also played a role with various events creating challenges for markets throughout the year. Of course, the drop in oil prices late in the year had a major impact within the energy sector.

As was the case for virtually all of 2014, bond yields fell sharply throughout the final quarter of the year. The drop was most pronounced in Europe, where expectations for additional ECB policy action in the form of QE have risen. But the U.S. has seen sharp declines in yields as well — despite expectations for rising short-term rates in 2015. The decline in oil prices and the associated impact on inflation and inflation expectations clearly played a material role in driving central bank expectations in Europe and has added to uncertainty about the exact timing of Fed moves.

In corporate credit markets, spreads on bonds moved a bit wider throughout the second half of the year, somewhat offsetting the decline in Treasury yields. Weaker oil prices and the associated impact on the energy sector in corporate bonds was a clear contributor to this move. Further, there were periods of more challenging liquidity conditions in credit markets toward the end of the year, which added to pressure on spreads.

Q.	What were the primary drivers of Fund performance?

A.	The Fund’s performance was primarily driven by its asset allocation. A higher allocation to U.S. equity positively impacted the Fund’s performance as U.S. equity markets rallied during the period. A higher allocation to cash negatively impacted the Fund’s performance.

Q.	Were there any significant changes to the Fund during the period?

A.	The Fund’s exposure to equity, fixed income, and cash remained fairly consistent throughout the period. Allocations within the Fund were periodically rebalanced to stay within guidelines.

Earlier this year, we reduced fixed income and increased cash. We also decreased large-cap equity and increased international equity to rebalance the Fund and keep equity allocations close to their strategic targets. We continued to decrease fixed income and large-cap equity and increase cash. Also, large-cap equity was reduced and fixed income was increased.

Our preference for equity over bonds has been driven by an expectation for bond yields to rise in the short to medium-term, equity valuations that are in line with long-term averages, and our view that the economic recovery will be sustained. Nevertheless, we believe short-term setbacks in the equity markets are likely to continue to occur. We, therefore, favor being disciplined in rebalancing the Fund, rather than simply letting the Fund’s allocation to equity increase significantly. Returns in both bond and equity markets may be more modest and range-bound going forward.

Total Return Fund	(Unaudited)

We continue to believe it prudent to maintain a diversified portfolio and remain vigilant in the search for attractive investment opportunities. By tactically allocating between U.S. equity, international equity, and fixed income, we believe the Fund will continue to seek to produce attractive returns while maintaining a prudent level of risk.

Total Return Fund	(Unaudited)

Understanding Your Fund’s Expenses

As a shareholder of the Fund, you incur ongoing costs. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended December 31, 2014.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given under the heading “Expenses paid during the period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs, such as sales charges or redemption fees, if any. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. Additionally, the expenses shown do not reflect the fees or charges associated with variable contracts through which shares of the Fund are offered.

July 1, 2014 – December 31, 2014

	Account value at the beginning of the period ($)	Account value at the end of the period ($)	Expenses paid during the period ($)*
Actual Fund Return
Class 1	1,000.00	1,001.30	3.18
Class 3	1,000.00	999.80	4.44
Hypothetical 5% Return (2.5% for the period)
Class 1	1,000.00	1,022.03	3.21
Class 3	1,000.00	1,020.77	4.48

*	Expenses are equal to the Fund’s annualized expense ratio of 0.63%** for Class 1 and 0.88%** for Class 3 (for the period July 1, 2014 – December 31, 2014), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
**	May differ from expense ratio disclosed in the financial highlights, which is calculated based on the entire fiscal year’s data.

Total Return Fund	(Unaudited)

Investment Profile

A mutual fund designed for investors who seek the highest total return, composed of current income and capital appreciation, as is consistent with prudent investment risk. The Fund seeks to achieve its objective by investing primarily in a combination of U.S. and foreign (non-U.S.) equity and debt securities and cash. GE Asset Management utilizes information from its Asset Allocation Committee to allocate the Fund’s assets across various asset classes in order to diversify the Fund’s holdings and to adjust the asset class weightings based on market and economic conditions. Based on GEAM’s asset allocation decision the Fund’s assets are managed by the sub-adviser that employs an indexing investment approach designed to track the performance of three broad base indexes.

Morningstar Performance Comparison

Based on average annual returns for periods ended 12/31/14

	One Year	Five Year	Ten Year
Number of Funds in peer group	298	211	116
Peer group average annual total return	6.23%	9.31%	5.67%
Morningstar Category in peer group: U.S. Insurance Moderate Allocation

Sector Allocation

as a % of Investments of $2,874,255 (in thousands) on December 31, 2014 (b)(c)

Top Ten Largest Equity Holdings

as of December 31, 2014 (as a % of Investments) (b)(c)

Apple Inc.	1.25%
Exxon Mobil Corp.	0.76%
Microsoft Corp.	0.74%
Johnson & Johnson	0.56%
Berkshire Hathaway Inc., Class B	0.53%
Wells Fargo & Co.	0.50%
General Electric Co.	0.49%
The Procter & Gamble Co.	0.47%
JPMorgan Chase & Co.	0.45%
Chevron Corp.	0.41%

Change in Value of a $10,000 Investment(a)

Class 1 Shares

Average Annual Total Return

For the Periods Ended December 31, 2014

Class 1 Shares (Inception date: 7/01/85)

	One Year	Five Year	Ten Year	Ending value of a $10,000 investment (a)
Total Return Fund	5.32%	7.73%	5.02%	$16,326
S&P 500 Index	13.69%	15.46%	7.68%	$20,945
Barclays U.S. Aggregate Bond Index	5.97%	4.45%	4.71%	$15,842
MSCI All Country World Index ex U.S.	-3.87%	4.43%	5.13%	$16,488

Change in Value of a $10,000 Investment(a)

Class 3 Shares

Average Annual Total Return

For the Periods Ended December 31, 2014

Class 3 Shares (Inception date: 5/01/06)

	One Year	Five Year	Since Inception	Ending value of a $10,000 investment (a)
Total Return Fund	5.07%	7.46	4.45	$13,886
S&P 500 Index	13.69%	15.46%	7.63%	$16,696
Barclays U.S. Aggregate Bond Index	5.97%	4.45%	5.26%	$14,759
MSCI All Country World Index ex U.S.	-3.87%	4.43%	2.39%	$12,680

(a)	Ending value of a $10,000 investment for the ten-year period or since inception, whichever is less.
(b)	Fair Value basis is inclusive of short-term investment in State Street Institutional U.S. Government Money Market Fund Premier Class.
(c)	The securities information regarding holdings, allocations and other characteristics is presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security.

See Notes to Performance beginning on page 1 for further information, including an explanation of Morningstar peer categories.

Past performance does not predict future performance. The performance shown in the graphs and tables does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares and does not reflect the fees or charges that would be associated with variable contracts through which shares of the Fund are offered.

Total Return Fund

Summary Schedule of Investments	December 31, 2014

Total Return Fund

	Number of Shares	Fair Value
Equity Securities — 62.8%†

Consumer Discretionary — 7.5%

Comcast Corp., Class A	142,923	$8,290,963
The Home Depot Inc.	73,108	7,674,147
The Walt Disney Co.	86,546	8,151,768
Other Securities	9,401,642	183,648,360
		207,765,238

Consumer Staples — 6.0%

Nestle S.A.	116,582	8,503,647
PepsiCo Inc.	83,026	7,850,939
The Coca-Cola Co.	218,693	9,233,218
The Procter & Gamble Co.	149,903	13,654,664
Other Securities	6,073,839	126,766,508
		166,008,976

Energy — 4.9%

Chevron Corp.	104,873	11,764,653
Exxon Mobil Corp.	234,915	21,717,892
Other Securities	8,982,912	103,680,414
		137,162,959

Financials — 13.2%

Bank of America Corp.	583,413	10,437,259
Berkshire Hathaway Inc., Class B	101,163	15,189,625	(a)
Citigroup Inc.	168,065	9,093,997
JPMorgan Chase & Co.	207,380	12,977,840
Wells Fargo & Co.	261,888	14,356,700
Other Securities	55,527,653	306,544,938
		368,600,359

Healthcare — 7.6%

Gilead Sciences Inc.	83,695	7,889,091	(a)
Johnson & Johnson	155,284	16,238,048
Merck & Company Inc.	158,156	8,981,679
Novartis AG	84,742	7,863,618
Pfizer Inc.	349,536	10,888,046
Other Securities	4,309,453	160,125,945
		211,986,427

Industrials — 6.8%

General Electric Co.	557,102	14,077,967	(b)
Other Securities	9,944,474	175,690,435
		189,768,402

Information Technology — 9.5%

Apple Inc.	325,358	35,913,016
Cisco Systems Inc.	283,683	7,890,643
Facebook Inc., Class A	115,994	9,049,852	(a)
Google Inc., Class A	15,813	8,391,327	(a)
Google Inc., Class C	15,799	8,316,594	(a)

	Number of Shares	Fair Value
Intel Corp.	268,227	$9,733,958
International Business Machines Corp.	51,059	8,191,906
Microsoft Corp.	457,281	21,240,703
Oracle Corp.	179,457	8,070,181
Other Securities	9,450,511	147,912,351
		264,710,531

Materials — 3.1%

Other Securities	7,456,358	87,134,303

Telecommunication Services — 2.1%

AT&T Inc.	287,755	9,665,690
Verizon Communications Inc.	230,211	10,769,271
Other Securities	9,362,170	37,135,213
		57,570,174

Utilities — 2.1%

Other Securities	6,902,834	59,705,410

Total Equity Securities (Cost $1,421,979,942)		1,750,412,779

		Principal Amount	Fair Value
Bonds and Notes — 30.7%

U.S. Treasuries — 11.0%

U.S. Treasury Bonds
2.75%	11/15/42	$650,000	$649,340
3.00%	05/15/42 - 11/15/44	13,500,000	14,189,488
3.13%	08/15/44	2,000,000	2,153,124
3.38%	05/15/44	2,900,000	3,264,765
3.63%	08/15/43 - 02/15/44	1,740,000	2,047,236
3.75%	11/15/43	600,000	721,265
4.38%	11/15/39	5,100,000	6,687,375
4.50%	02/15/36	3,200,000	4,268,250
5.25%	02/15/29	500,000	672,188
5.38%	02/15/31	2,550,000	3,554,261
5.50%	08/15/28	2,750,000	3,754,608
6.38%	08/15/27	1,000,000	1,444,609
7.63%	02/15/25	200,000	299,594
7.88%	02/15/21	2,000,000	2,702,032
8.75%	05/15/20	3,000,000	4,088,436
9.00%	11/15/18	3,000,000	3,866,484
U.S. Treasury Notes
0.25%	04/15/16 - 05/15/16	14,000,000	13,975,944
0.50%	06/30/16	10,000,000	10,003,120
0.63%	10/15/16 - 04/30/18	35,000,000	34,744,458
0.75%	12/31/17 - 03/31/18	6,000,000	5,927,030
0.88%	12/31/16 - 01/31/18	25,250,000	25,248,496
1.00%	06/30/19	3,000,000	2,927,577
1.13%	12/31/19 - 03/31/20	23,300,000	22,706,492
1.25%	10/31/18 - 02/29/20	15,500,000	15,297,386
1.38%	07/31/18 - 02/28/19	5,000,000	4,979,452
1.50%	07/31/16 - 11/30/19	24,500,000	24,734,484

See Notes to Summary Schedule of Investments and Notes to Financial Statements.

Total Return Fund

Summary Schedule of Investments	December 31, 2014

		Principal Amount	Fair Value
1.63%	04/30/19 - 11/15/22	$8,500,000	$8,422,579
1.75%	10/31/20 - 05/15/22	6,600,000	6,506,861
2.00%	07/31/20 - 02/15/23	5,600,000	5,638,281
2.13%	08/31/20 - 09/30/21	4,900,000	4,966,913
2.25%	03/31/21 - 11/15/24	5,300,000	5,346,985
2.38%	03/31/16 - 08/15/24	17,000,000	17,406,685
2.50%	08/15/23 - 05/15/24	3,500,000	3,606,523
2.75%	11/15/23 - 02/15/24	4,300,000	4,525,680
3.13%	05/15/19	5,300,000	5,649,885
3.25%	12/31/16	9,000,000	9,453,519
3.63%	02/15/21	700,000	771,093
4.50%	05/15/17	16,500,000	17,916,673
			305,119,171

U.S. Government Sponsored Agency — 0.0% *

Other Securities		1,000,000	988,898

Agency Collateralized Mortgage Obligations — 0.2%

Federal Home Loan Mortgage Corp.
2.37%	05/25/22	600,000	597,160
2.60%	10/25/23	146,433	149,562
2.79%	10/25/20	71,446	73,905
2.87%	12/25/21	800,000	824,262
3.06%	07/25/23	100,000	103,233	(c	)
3.30%	04/25/23	100,000	105,039	(c	)
3.39%	03/25/24	200,000	211,224
3.40%	07/25/19	196,972	206,239
3.41%	05/25/19	290,932	304,607
3.49%	01/25/24	300,000	319,221
3.53%	07/25/23	800,000	854,164	(c	)
3.97%	01/25/21	200,000	218,218	(c	)
4.25%	01/25/20	100,000	109,844
5.09%	03/25/19	100,000	112,264
Federal National Mortgage Assoc.
2.37%	05/25/22	100,000	101,565	(c	)
			4,290,507

Agency Mortgage Backed — 9.6%

Federal Home Loan Mortgage Corp.
0.88%	10/14/16 - 03/07/18	5,000,000	4,987,090
1.25%	10/02/19	1,500,000	1,467,556
1.38%	05/01/20	1,500,000	1,462,749
1.76%	06/01/43	463,119	471,688	(c	)
2.38%	01/13/22	2,100,000	2,121,617
2.48%	05/01/43	1,033,360	1,043,363	(c	)
2.50%	07/01/28	276,265	281,579
2.51%	11/25/22	300,000	299,249
2.51%	08/01/43	373,164	376,821	(c	)
3.00%	05/01/33 - 06/01/43	9,874,590	10,003,164
3.50%	10/01/42 - 07/01/43	1,217,618	1,269,719
4.00%	06/01/44	2,439,701	2,614,545
5.00%	12/01/22 - 06/01/41	5,090,690	5,605,259
5.50%	01/01/38 - 04/01/39	904,409	1,023,272
6.00%	06/01/37 - 11/01/37	865,599	985,096
6.25%	07/15/32	1,000,000	1,461,634
2.50%	TBA	5,800,000	5,879,174	(d	)
3.00%	TBA	4,050,000	4,195,225	(d	)
3.50%	TBA	10,450,000	10,873,480	(d	)
4.00%	TBA	11,117,000	11,835,964	(d	)
4.50%	TBA	2,800,000	3,034,828	(d	)

		Principal Amount	Fair Value
Federal National Mortgage Assoc.
0.88%	12/20/17 - 05/21/18	$6,900,000	$6,824,879
1.92%	04/01/43	672,294	690,703	(c	)
2.50%	02/01/28 - 09/01/28	6,116,413	6,240,467
3.00%	01/01/28 - 10/01/43	23,373,226	23,904,940
4.00%	10/01/41 - 08/01/44	5,063,152	5,422,980
4.50%	10/01/40 - 01/01/42	17,305,600	18,810,678
5.00%	12/01/39 - 06/01/41	11,651,190	12,975,534
5.50%	12/01/35 - 04/01/38	6,090,281	6,843,839
6.00%	03/01/34 - 08/01/37	4,658,379	5,303,305
6.63%	11/15/30	800,000	1,187,883
2.50%	TBA	2,434,000	2,458,816	(d	)
3.00%	TBA	1,200,000	1,234,764	(d	)
3.50%	TBA	27,800,000	29,096,100	(d	)
4.00%	TBA	20,217,000	21,551,697	(d	)
4.50%	TBA	2,974,000	3,195,157	(d	)
Government National Mortgage Assoc.
3.00%	10/15/42	6,092,710	6,246,169
3.50%	10/20/42	15,319,372	16,106,391
4.00%	12/20/40 - 08/15/41	9,056,113	9,734,017
4.50%	05/20/40	5,183,788	5,698,543
5.00%	08/15/41	5,251,347	5,837,018
3.00%	TBA	4,500,000	4,601,812	(d	)
4.00%	TBA	2,200,000	2,358,787	(d	)
			267,617,551

Asset Backed — 0.1%

Other Securities		3,800,000	3,933,832

Corporate Notes — 8.6%

Apple Inc.
1.00%	05/03/18	250,000	246,290
General Electric Capital Corp.
5.00%	01/08/16	750,000	781,408	(b	)
5.50%	01/08/20	1,000,000	1,144,576	(b	)
6.75%	03/15/32	1,250,000	1,707,352	(b	)
General Electric Co.
5.25%	12/06/17	1,000,000	1,109,312	(b	)
Other Securities		221,684,275	233,193,821
			238,182,759

Non-Agency Collateralized Mortgage Obligations — 0.5%

Other Securities		11,850,253	12,537,784

Sovereign Bonds — 0.4%

Other Securities		11,272,000	12,508,804

Municipal Bonds and Notes — 0.3%

Other Securities		7,450,000	9,266,092

FNMA – 0.0%*

Lehman TBA
5.50%	TBA	514,808	128,702	(e,f	)

Total Bonds and Notes (Cost $846,801,943)			854,574,100

Total Investments in Securities (Cost $2,268,781,885)			2,604,986,879

See Notes to Summary Schedule of Investments and Notes to Financial Statements.

Total Return Fund

Summary Schedule of Investments	December 31, 2014

	Fair Value
Short-Term Investments — 9.7%
State Street Institutional U.S. Government Money Market Fund — Premier Class 0.00% (Cost $269,268,146)	$269,268,146	(g,h,i	)

Total Investments (Cost $2,538,050,031)	2,874,255,025

Liabilities in Excess of Other Assets, net — (3.2)%	(89,913,256)

NET ASSETS — 100.0%	$2,784,341,769

Other Information:

The Fund had the following long futures contracts open at December 31, 2014:

Description	Expiration date	Number of Contracts	Current Notional Value	Unrealized Appreciation (Depreciation)
MSCI EAFE Mini Futures	March 2015	40	$3,515,800	$(29,932)
MSCI Emerging Market Mini Futures	March 2015	21	1,005,585	4,992
Russell 2000 Mini Index Futures	March 2015	3	360,210	9,600
S&P 500 Emini Index Futures	March 2015	232	23,807,840	(234,186)
S&P Mid 400 Emini Index Futures	March 2015	4	579,440	15,098

				$(234,428)

The Fund was invested in the following countries at December 31, 2014 (unaudited):

Country	Percentage (based on Fair Value)
United States	75.06%
United Kingdom	3.58%
Japan	3.38%
Canada	2.01%
Switzerland	1.74%
France	1.64%
Germany	1.62%
Australia	1.28%
China	1.05%
South Korea	0.76%
Brazil	0.62%
Taiwan	0.61%
Spain	0.58%
Hong Kong	0.55%

Country	Percentage (based on Fair Value)
Netherlands	0.54%
Sweden	0.50%
Mexico	0.47%
South Africa	0.39%
Italy	0.35%
India	0.35%
Singapore	0.29%
Supranational	0.26%
Denmark	0.23%
Belgium	0.22%
Turkey	0.18%
Malaysia	0.18%
Russian Federation	0.16%
Finland	0.14%
Indonesia	0.13%
Norway	0.12%
Thailand	0.12%
Ireland	0.11%
Philippines	0.10%
Poland	0.10%
Israel	0.09%
Chile	0.08%
Colombia	0.08%
Peru	0.04%
Qatar	0.04%
Austria	0.03%
Luxembourg	0.03%
United Arab Emirates	0.03%
Portugal	0.03%
Greece	0.02%
Cayman Islands	0.02%
New Zealand	0.02%
Uruguay	0.02%
Egypt	0.01%
Czech Republic	0.01%
Panama	0.01%
Hungary	0.01%
Bermuda	0.01%
Malta	0.00%	***
Puerto Rico	0.00%	***
Virgin Islands	0.00%	***

	100.00%

See Notes to Summary Schedule of Investments and Notes to Financial Statements.

Total Return Fund

Summary Schedule of Investments	December 31, 2014

The Fund’s % share of investment in the various categories, based on Fair Value, is as follows at December 31, 2014 (unaudited):

Industry	Domestic	Foreign	Total
Diversified Banks	1.81%	3.31%	5.12%
Pharmaceuticals	2.20%	1.64%	3.84%
Integrated Oil & Gas	1.33%	1.06%	2.39%
Technology Hardware, Storage & Peripherals	1.62%	0.27%	1.89%
Integrated Telecommunication Services	0.77%	0.61%	1.38%
Semiconductors	0.76%	0.59%	1.35%
Internet Software & Services	1.15%	0.20%	1.35%
Packaged Foods & Meats	0.53%	0.75%	1.28%
Biotechnology	1.05%	0.17%	1.22%
Aerospace & Defense	0.97%	0.21%	1.18%
Industrial Conglomerates	0.83%	0.32%	1.15%
Systems Software	1.10%	0.03%	1.13%
Electric Utilities	0.68%	0.37%	1.05%
Oil & Gas Exploration & Production	0.72%	0.28%	1.00%
Automobile Manufacturers	0.21%	0.76%	0.97%
Healthcare Equipment	0.82%	0.12%	0.94%
Life & Health Insurance	0.36%	0.57%	0.93%
Household Products	0.72%	0.16%	0.88%
Data Processing & Outsourced Services	0.73%	0.07%	0.80%
Tobacco	0.51%	0.28%	0.79%
Soft Drinks	0.67%	0.05%	0.72%
Communications Equipment	0.59%	0.11%	0.70%
Multi-Utilities	0.46%	0.24%	0.70%
Industrial Machinery	0.29%	0.40%	0.69%
Regional Banks	0.40%	0.26%	0.66%
IT Consulting & Other Services	0.48%	0.17%	0.65%
Multi-Sector Holdings	0.54%	0.11%	0.65%
Railroads	0.37%	0.26%	0.63%
Movies & Entertainment	0.61%	0.02%	0.63%
Multi-Line Insurance	0.22%	0.40%	0.62%
Cable & Satellite	0.46%	0.15%	0.61%
Asset Management & Custody Banks	0.47%	0.10%	0.57%
Wireless Telecommunication Services	0.00%	0.57%	0.57%
Restaurants	0.43%	0.12%	0.55%
Property & Casualty Insurance	0.32%	0.21%	0.53%
Hypermarkets & Super Centers	0.38%	0.13%	0.51%
Diversified Metals & Mining	0.05%	0.46%	0.51%
Oil & Gas Equipment & Services	0.43%	0.08%	0.51%
Application Software	0.31%	0.17%	0.48%
Investment Banking & Brokerage	0.35%	0.11%	0.46%
Specialty Chemicals	0.26%	0.20%	0.46%
Apparel, Accessories & Luxury Goods	0.15%	0.30%	0.45%
Internet Retail	0.43%	0.01%	0.44%
Managed Healthcare	0.43%	0.00%	0.43%
Home Improvement Retail	0.40%	0.02%	0.42%

Industry	Domestic	Foreign	Total
Oil & Gas Storage & Transportation	0.27%	0.14%	0.41%
Diversified Chemicals	0.26%	0.15%	0.41%
Food Retail	0.12%	0.29%	0.41%
Retail REITs	0.21%	0.18%	0.39%
Apparel Retail	0.22%	0.15%	0.37%
Consumer Finance	0.33%	0.03%	0.36%
Electrical Components & Equipment	0.22%	0.13%	0.35%
Air Freight & Logistics	0.28%	0.07%	0.35%
Drug Retail	0.34%	0.00%	0.34%
Auto Parts & Equipment	0.12%	0.21%	0.33%
Construction Machinery & Heavy Trucks	0.23%	0.09%	0.32%
Oil & Gas Refining & Marketing	0.21%	0.11%	0.32%
Brewers	0.02%	0.29%	0.31%
Specialized Finance	0.19%	0.12%	0.31%
Trading Companies & Distributors	0.09%	0.21%	0.30%
Diversified Real Estate Activities	0.00%	0.29%	0.29%
Fertilizers & Agricultural Chemicals	0.17%	0.12%	0.29%
Electronic Components	0.10%	0.19%	0.29%
Healthcare Services	0.21%	0.07%	0.28%
Specialized REITs	0.28%	0.00%	0.28%
Steel	0.04%	0.21%	0.25%
Construction & Engineering	0.04%	0.21%	0.25%
Industrial Gases	0.13%	0.11%	0.24%
Healthcare Distributors	0.20%	0.02%	0.22%
General Merchandise Stores	0.17%	0.05%	0.22%
Airlines	0.16%	0.06%	0.22%
Semiconductor Equipment	0.10%	0.12%	0.22%
Construction Materials	0.03%	0.18%	0.21%
Commodity Chemicals	0.06%	0.15%	0.21%
Hotels, Resorts & Cruise Lines	0.15%	0.05%	0.20%
Life Sciences Tools & Services	0.18%	0.02%	0.20%
Diversified Capital Markets	0.00%	0.20%	0.20%
Distillers & Vintners	0.06%	0.13%	0.19%
Gas Utilities	0.05%	0.13%	0.18%
Department Stores	0.08%	0.10%	0.18%
Personal Products	0.04%	0.13%	0.17%
Diversified REITs	0.06%	0.11%	0.17%
Broadcasting	0.09%	0.08%	0.17%
Residential REITs	0.16%	0.01%	0.17%
Electronic Equipment & Instruments	0.04%	0.12%	0.16%
Publishing	0.04%	0.12%	0.16%
Building Products	0.03%	0.13%	0.16%
Footwear	0.13%	0.03%	0.16%
Health Care REITs	0.15%	0.00%	0.15%
Automotive Retail	0.13%	0.02%	0.15%
Casinos & Gaming	0.02%	0.11%	0.13%
Advertising	0.06%	0.07%	0.13%
Research & Consulting Services	0.07%	0.06%	0.13%
Gold	0.02%	0.10%	0.12%
Insurance Brokers	0.12%	0.00%	0.12%

See Notes to Summary Schedule of Investments and Notes to Financial Statements.

Total Return Fund

Summary Schedule of Investments	December 31, 2014

Industry	Domestic	Foreign	Total
Specialty Stores	0.10%	0.02%	0.12%
Reinsurance	0.03%	0.09%	0.12%
Heavy Electrical Equipment	0.00%	0.12%	0.12%
Other Diversified Financial Services	0.00%	0.12%	0.12%
Office REITs	0.08%	0.04%	0.12%
Electronic Manufacturing Services	0.01%	0.10%	0.11%
Consumer Electronics	0.01%	0.10%	0.11%
Environmental & Facilities Services	0.09%	0.02%	0.11%
Agricultural Products	0.07%	0.03%	0.10%
Real Estate Development	0.00%	0.10%	0.10%
Thrifts & Mortgage Finance	0.03%	0.07%	0.10%
Home Building	0.06%	0.04%	0.10%
Agricultural & Farm Machinery	0.06%	0.04%	0.10%
Healthcare Supplies	0.02%	0.07%	0.09%
Paper Products	0.04%	0.05%	0.09%
Healthcare Facilities	0.04%	0.05%	0.09%
Paper Packaging	0.07%	0.02%	0.09%
Tires & Rubber	0.02%	0.07%	0.09%
Leisure Products	0.05%	0.04%	0.09%
Oil & Gas Drilling	0.03%	0.06%	0.09%
Human Resource & Employment Services	0.03%	0.06%	0.09%
Independent Power Producers & Energy Traders	0.04%	0.04%	0.08%
Security & Alarm Services	0.05%	0.03%	0.08%
Hotel & Resort REITs	0.08%	0.00%	0.08%
Industrial REITs	0.04%	0.04%	0.08%
Diversified Support Services	0.01%	0.06%	0.07%
Highways & Railtracks	0.00%	0.07%	0.07%
Household Appliances	0.03%	0.03%	0.06%
Trucking	0.02%	0.04%	0.06%
Real Estate Operating Companies	0.00%	0.06%	0.06%
Food Distributors	0.06%	0.00%	0.06%
Marine	0.00%	0.06%	0.06%
Aluminum	0.04%	0.02%	0.06%
Home Entertainment Software	0.03%	0.03%	0.06%
Healthcare Technology	0.04%	0.02%	0.06%
Coal & Consumable Fuels	0.02%	0.04%	0.06%
Distributors	0.04%	0.01%	0.05%
Alternative Carriers	0.03%	0.02%	0.05%
Metal & Glass Containers	0.03%	0.02%	0.05%
Home Furnishing Retail	0.04%	0.01%	0.05%

Industry	Domestic	Foreign	Total
Home Furnishings	0.03%	0.02%	0.05%
Computer & Electronics Retail	0.03%	0.02%	0.05%
Water Utilities	0.00%	0.05%	0.05%
Motorcycle Manufacturers	0.03%	0.01%	0.04%
Education Services	0.00%	0.04%	0.04%
Office Services & Supplies	0.01%	0.03%	0.04%
Specialized Consumer Services	0.03%	0.00%	0.03%
Housewares & Specialties	0.03%	0.00%	0.03%
Airport Services	0.00%	0.03%	0.03%
Technology Distributors	0.02%	0.01%	0.03%
Real Estate Services	0.03%	0.00%	0.03%
Mortgage REITs	0.03%	0.00%	0.03%
Marine Ports & Services	0.00%	0.03%	0.03%
Commercial Printing	0.01%	0.02%	0.03%
Leisure Facilities	0.00%	0.02%	0.02%
Renewable Electricity	0.00%	0.02%	0.02%
Precious Metals & Minerals	0.00%	0.02%	0.02%
Silver	0.00%	0.01%	0.01%
Forest Products	0.00%	0.01%	0.01%
Textiles	0.00%	0.01%	0.01%
Catalog Retail	0.01%	0.00%	0.01%

			60.90%

Sector	Percentage (based on Fair Value)
U.S. Treasuries	10.62%
Agency Mortgage Backed	9.31%
Corporate Notes	8.29%
Non-Agency Collateralized Mortgage Obligations	0.44%
Sovereign Bonds	0.43%
Municipal Bonds and Notes	0.32%
Agency Collateralized Mortgage Obligations	0.15%
Asset Backed	0.14%
U.S. Government Sponsored Agencies	0.03%
FNMA	0.00%	***

	29.73%

Short-Term Investments
Short-Term Investments	9.37%

	9.37%

	100.00%

See Notes to Summary Schedule of Investments and Notes to Financial Statements.

Notes to Summary Schedule of Investments	December 31, 2014

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 493-3042; and ii) on the SEC’s website at http://www.sec.gov.

(a)	Non-income producing security.

(b)	General Electric Co. is the parent company of GEAM, the Fund’s investment adviser.

(c)	Variable or floating rate security. The stated rate represents the rate at December 31, 2014.

(d)	Settlement is on a delayed delivery or when-issued basis with final maturity to be announced (TBA) in the future.

(e)	Security is fair valued by the Valuation Committee, in accordance with the procedures approved by the Fund’s Board of Directors.

(f)	Security is in default.
(g)	Sponsored by SSgA Funds Management, Inc., an affiliate of State Street Bank & Trust Co., the Fund’s sub-administrator, custodian and accounting agent.

(h)	Coupon amount represents effective yield.

(i)	At December 31, 2014, all or a portion of this security was pledged to cover collateral requirements for futures and/or TBA’s.

†	Percentages are based on net assets as of December 31, 2014.

*	Less than 0.05%.

**	Amount is less than $0.50.

***	Less than 0.005%.

Abbreviations:

REIT	Real Estate Investment Trust

TBA	To Be Announced

Financial Highlights

Selected data based on a share outstanding throughout the fiscal years indicated

	CLASS 1
	12/31/14		12/31/13		12/31/12		12/31/11		12/31/10
Inception date	—		—		—		—		7/1/85
Net asset value, beginning of period	$18.71		$17.35		$15.66		$16.42		$15.18
Income/(loss) from investment operations:
Net investment income	0.35		0.29		0.28		0.31		0.23	*
Net realized and unrealized gains/(losses) on investments	0.65		2.29		1.68		(0.78)		1.23
Total income/(loss) from investment operations	1.00		2.58		1.96		(0.47)		1.46
Less distributions from:
Net investment income	0.34		0.29		0.27		0.29		0.22
Net realized gains	0.56		0.93		—		—		—
Total distributions	0.90		1.22		0.27		0.29		0.22
Net asset value, end of period	$18.81		$18.71		$17.35		$15.66		$16.42
TOTAL RETURN(a)	5.32%		14.93%		12.55%		(2.85)%		9.64%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$941,344		$1,046,388		$1,015,136		$1,006,391		$1,152,587
Ratios to average net assets:
Net investment income	1.66%		1.50%		1.45%		1.67%		1.51%
Net expenses	0.62%	(b)	0.60%	(b)	0.73%	(b)	0.74%	(b)(c)	0.69%	(b)(c)
Gross expenses	0.62%		0.61%		0.74%		0.76%		0.73%
Portfolio turnover rate	78%		175%		168%		195%		148%

	CLASS 3
	12/31/14		12/31/13		12/31/12		12/31/11		12/31/10
Inception date	—		—		—		—		5/1/06
Net asset value, beginning of period	$18.65		$17.30		$15.62		$16.38		$15.15
Income/(loss) from investment operations:
Net investment income	0.28		0.24		0.20		0.24		0.19	*
Net realized and unrealized gains/(losses) on investments	0.67		2.28		1.71		(0.75)		1.23
Total income/(loss) from investment operations	0.95		2.52		1.91		(0.51)		1.42
Less distributions from:
Net investment income	0.29		0.24		0.23		0.25		0.19
Net realized gains	0.56		0.93		–		–		–
Total distributions	0.85		1.17		0.23		0.25		0.19
Net asset value, end of period	$18.75		$18.65		$17.30		$15.62		$16.38
TOTAL RETURN(a)	5.07%		14.64%		12.25%		(3.10)%		9.37%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$1,842,997		$1,937,910		$1,769,140		$1,624,263		$1,691,910
Ratios to average net assets:
Net investment income	1.40%		1.25%		1.20%		1.42%		1.26%
Net Expenses	0.87%	(b)	0.85%	(b)	0.98%	(b)	0.99%	(b)(c)	0.94%	(b)(c)
Gross Expenses	0.87%		0.86%		0.99%		1.01%		0.98%
Portfolio turnover rate	78%		175%		168%		195%		148%

The accompanying Notes are an integral part of these financial statements.

Notes to Financial Highlights

(a)	Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions and do not include the effect of insurance contract charges. Past performance does not guarantee future results.
(b)	Includes contractual management fee waiver related to the Fund’s investments in the GE Institutional Money Market Fund (the “Fund”). The fee waiver agreement was terminated effective June 30, 2014 with the closure of the Fund.
(c)	Reflects GEAM’s contractual arrangement with the Fund to waive advisory and administrative fee or limit operating expenses. The most recent arrangement expired on April 30, 2011.
*	Per share values have been calculated using the average share method.

The accompanying Notes are an integral part of these financial statements.

Statement of Assets and Liabilities December 31, 2014

ASSETS
Investments in securities, at Fair Value (cost $2,251,901,875)	$2,586,166,263
Investments in affiliated securities, at Fair Value (cost $16,880,010)	18,820,616
Short-term investments, at Amortized Cost	269,268,146
Cash	5,244,962
Restricted cash	1,884,100
Foreign currency (cost $787,098)	766,507
Receivable for investments sold	21,582,705
Income receivables	7,207,516
Receivable for fund shares sold	91,992
Other assets	59,510
Total assets	2,911,092,317

LIABILITIES
Payable for investments purchased	121,530,469
Payable for fund shares redeemed	2,139,269
Payable to GEAM	833,014
Accrued other expenses	1,934,292
Variation margin payable	313,504
Total liabilities	126,750,548
NET ASSETS	$2,784,341,769

NET ASSETS CONSIST OF:
Capital paid in	$2,438,836,344
Undistributed (distributions in excess of) net investment income	(2,049,000)
Accumulated net realized gain	11,664,353
Net unrealized appreciation (depreciation) on:
Investments	336,204,994
Futures	(234,428)
Foreign currency related transactions	(80,494)
NET ASSETS	$2,784,341,769

Class 1

Net Assets	$941,344,345
Shares outstanding ($0.01 par value, unlimited shares authorized)	50,045,961
Net asset value per share	$18.81

Class 3

Net Assets	$1,842,997,424
Shares outstanding ($0.01 par value, unlimited shares authorized)	98,281,749
Net asset value per share	$18.75

The accompanying Notes are an integral part of these financial statements.

Statement of Operations For the year ended December 31, 2014

INVESTMENT INCOME
Income
Dividend	$49,282,788
Interest	18,029,717
Income from affiliated investments	667,524
Less: Foreign taxes withheld	(2,015,591)
Total income	65,964,438

Expenses
Advisory and administration fees	10,279,927
Distribution and service:
Class 1	1,994,004
Class 3	8,586,998
Directors’ fees	127,149
Custody and accounting expenses	1,169,857
Professional fees	107,734
Other expenses	500,373
Total expenses before waiver	22,766,042
Less: Fees waived by the adviser	(43,808)
Net expenses	22,722,234
Net investment income	$43,242,204

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (loss) on:
Investments	$83,525,025
Affiliated investments	481,751
Futures	2,410,958
Foreign currency transactions	(228,922)

Increase (decrease) in unrealized appreciation/depreciation on:
Investments	17,872,940
TBA sale commitments	(2,070)
Futures	(935,170)
Foreign currency translations	(103,873)
Net realized and unrealized gain (loss) on investments	103,020,639
Net increase in net assets resulting from operations	$146,262,843

The accompanying Notes are an integral part of these financial statements.

Statements of Changes in Net Assets
	Year Ended December 31, 2014	Year Ended December 31, 2013

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$43,242,204	$38,773,395
Net realized gain (loss) on investments, futures and foreign currency transactions	86,188,812	267,759,344
Net increase (decrease) in unrealized appreciation/depreciation on investments, TBA sale commitments, futures and foreign currency translations	16,831,827	92,321,293
Net increase (decrease) from operations	146,262,843	398,854,032
Distributions to shareholders from:
Net investment income
Class 1	(16,358,863)	(15,228,495)
Class 3	(27,533,049)	(23,797,552)
Net realized gains
Class 1	(26,849,398)	(49,022,001)
Class 3	(52,839,431)	(91,312,277)
Total distributions	(123,580,741)	(179,360,325)
Increase (decrease) in assets from operations and distributions	22,682,102	219,493,707
Share transactions:
Proceeds from sale of shares
Class 1	39,303,335	26,130,882
Class 3	42,265,802	156,954,993
Value of distributions reinvested
Class 1	43,208,261	64,250,496
Class 3	80,372,480	115,109,830
Cost of shares redeemed
Class 1	(196,287,846)	(138,486,440)
Class 3	(231,500,126)	(243,430,859)
Net increase (decrease) from share transactions	(222,638,094)	(19,471,098)
Total increase (decrease) in net assets	(199,955,992)	200,022,609

NET ASSETS
Beginning of year	2,984,297,761	2,784,275,152
End of year	$2,784,341,769	$2,984,297,761
Undistributed (distributions in excess of) net investment income, end of year	$(2,049,000)	$(1,471,318)

CHANGES IN FUND SHARES

Class 1
Shares sold	2,056,040	1,384,675
Issued for distributions reinvested	2,284,942	3,452,471
Shares redeemed	(10,224,512)	(7,430,996)
Net increase (decrease) in fund shares	(5,883,530)	(2,593,850)

Class 3
Shares sold	2,207,349	8,534,065
Issued for distributions reinvested	4,261,531	6,202,038
Shares redeemed	(12,073,328)	(13,114,545)
Net increase (decrease) in fund shares	(5,604,448)	1,621,558

The accompanying Notes are an integral part of these financial statements.

Notes to Financial Statements	December 31, 2014
1.	Organization of the Company

GE Investments Funds, Inc. (the “Company”) was incorporated under the laws of the Commonwealth of Virginia on May 14, 1984 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is composed of eleven investment portfolios (collectively the “Funds”), although only the following eight are currently being offered: U.S. Equity Fund, S&P 500 Index Fund, Premier Growth Equity Fund, Core Value Equity Fund, Small-Cap Equity Fund, Total Return Fund (the “Fund”), Income Fund, and Real Estate Securities Fund. Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies.

Shares of the Funds of the Company are offered only to insurance company separate accounts that fund certain variable life insurance contracts and variable annuity contracts. GE Asset Management Incorporated (“GEAM”) is the investment adviser and administrator of each of the Funds.

The Company currently offers two share classes of the Fund as investment options for variable life insurance and variable annuity contracts — Class 1 and Class 3. Class 3 shares were first offered on May 1, 2006, and Fund shares outstanding prior to May 1, 2006 were designated as Class 1 shares. Each class of shares has different fees and expenses, and as a result, each class of shares will have different share price and performance. Not all variable contracts offer every class of the Fund’s shares.

2.	Summary of Significant Accounting Policies

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

Subsequent events after the balance sheet date through the date the financial statements were issued have been evaluated in the preparation of the financial statements. There are no items to report.

The following summarizes the significant accounting policies of the Company:

Securities Valuation and Transactions All investments in securities are recorded at their estimated fair value, as described in Note 3.

Securities transactions are accounted for as of the trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for both financial statement and federal tax purposes.

The Fund’s income, expenses (other than distribution fees) and realized and unrealized gains and losses are allocated proportionally each day among the share classes based upon the relative net assets of each class.

Foreign Currency Accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated to U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rate on the respective dates of such transactions.

All assets and liabilities of the Fund initially expressed in foreign currency values will be converted into U.S. dollars at the WM/Reuter exchange rate computed at 11:00 a.m., Eastern Time.

The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the year. Such fluctuations are included in the net realized or unrealized gain or loss from investments. Net realized gains or losses on foreign currency transactions represent net gains or losses on sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income and withholding taxes accrued and the U.S. dollar amount actually received or paid, and gains or losses between the trade and settlement date on purchases and sales of foreign securities. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities (including foreign currencies and open foreign currency contracts) as a result of changes in foreign exchange rates are included as increases or decreases in unrealized appreciation/depreciation on foreign currency related transactions.

Notes to Financial Statements	December 31, 2014

Derivatives The Fund is subject to equity price risk, interest rate risk, credit risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objective. The Fund may enter into derivative transactions (such as options, futures, and options on futures) to gain market exposure to a certain type of broad-based index as an alternative to investing directly in the securities representing such index.

Futures Contracts A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. During the year ended December 31, 2014, the Fund invested in futures contracts on various stock indices to gain equity exposure. Buying futures tends to increase a Fund’s exposure to the underlying instrument while selling futures tends to decrease a Fund’s exposure to the underlying instrument, or hedge other Fund investments. With futures contracts, there is minimal counterparty credit risk to the Fund since futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all traded futures, guarantees the futures against default. The Fund’s risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts’ terms and changes in the liquidity of the secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade.

Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the fair value of the underlying security. The Fund records an unrealized gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may incur a loss. The Fund recognizes a realized gain or loss on the expiration or closing of a futures contract.

When-Issued Securities and Forward Commitments The Fund may purchase or sell securities on a when issued or forward commitment basis. These transactions are arrangements in which the Fund purchases and sells securities with payment and delivery scheduled a month or more after entering into the transaction. The price of the underlying securities and the date when these securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the commitments. In connection with such purchases, the Fund maintains cash or liquid assets in an amount equal to the purchase commitments for such underlying securities until settlement date and for sales commitments the Fund maintains equivalent deliverable securities as “cover” for the transaction. Unsettled commitments are valued at the current market value of the underlying security. Daily fluctuations in the value of such commitments are recorded as unrealized gains or losses. The Fund will not enter into such commitments for the purpose of investment leverage.

Forward Foreign Currency Exchange Contracts The Fund may enter into forward foreign currency exchange contracts to facilitate transactions in foreign denominated securities and to manage the Fund’s currency exposure. Forward foreign currency exchange contracts are valued at the mean between the bid and the offered forward rates as last quoted by a recognized dealer. The aggregate principal amounts of the contracts are not recorded in the Fund’s financial statements. Such amounts appear under the caption Forward Foreign Currency Contracts in the Schedules of Investments. Fluctuations in the value of the contracts are recorded in the Statements of Assets and Liabilities as an asset (or liability) and in the Statements of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains or losses on foreign currency related transactions. The Fund’s risks in using these contracts include changes in the value of foreign currency or the possibility that the counterparties do not perform under the contracts’ terms. When the Fund enters into a forward foreign currency exchange contract, it is required to segregate cash or liquid securities with its custodian in an amount equal to the value of the Fund’s total assets committed to the consummation of the forward contract. If the value of the segregated securities declines, additional cash or securities are segregated so that the value of the account will equal the amount of the Fund’s commitment with respect to the contract.

Investments in Foreign Markets Investments in foreign markets involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, restrictions on repatriation of income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, tariffs and taxes, subject to delays in settlements, and their prices may be more volatile.

Notes to Financial Statements	December 31, 2014

The Fund may be subject to capital gains and repatriation taxes imposed by certain countries in which they invest. Such taxes are generally based upon income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as income and/or capital gains are earned.

Investment Income Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions which are recorded as soon after the ex-dividend date as such information becomes available. Withholding taxes on foreign dividends, if any, have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Interest income is recorded on the accrual basis. Accretion of discounts and amortization of premiums on taxable bonds are to the call or maturity date, whichever is shorter, using the effective yield method.

Expenses Fund specific expenses are charged to the Fund that incurs such expenses. Such expenses may include custodial fees, legal and accounting fees, printing costs and registration fees. Expenses that are not fund specific are allocated pro rata across the Funds. Certain class specific expenses (such as distribution fees) are allocated to the class that incurs such expense. Expenses of the Fund are generally paid directly by the Fund; however, expenses may be paid by GEAM and reimbursed by the Fund.

Federal Income Taxes The Fund intends to comply with all sections of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) applicable to regulated investment companies, including the distribution of substantially all of its taxable net investment income and net realized capital gains to its shareholders. Therefore, no provision for federal income tax has been made. The Fund is treated as a separate taxpayer for federal income tax purposes.

3.	Securities Valuation

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a framework for measuring fair value and providing related disclosures. Broadly, the framework requires fair value to be determined based on the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants at the measurement date. In the absence of active markets for the identical assets or liabilities, such measurements involve developing assumptions based on market observable data and, in the absence of such data, internal information that is consistent with what market participants would use in a hypothetical transaction that occurs at the measurement date. It also establishes a three-level valuation hierarchy based upon observable and non-observable inputs.

Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect our market assumptions. Preference is given to observable inputs. These two types of inputs create the following fair value hierarchy:

Level 1 — Quoted prices for identical investments in active markets.

Level 2 — Quoted prices for similar investments in active markets; quoted prices for identical or similar investments in markets that are not active; and model-derived valuations whose inputs are observable or whose significant value drivers are observable.

Level 3 — Significant inputs to the valuation model are unobservable.

Policies and procedures are maintained to value investments using the best and most relevant data available. In addition, pricing vendors are utilized to assist in valuing investments. GEAM performs periodic reviews of the methodologies used by independent pricing services including price validation of individual securities.

Fair Value Measurement The following section describes the valuation methodologies the Fund uses to measure different financial investments at fair value.

The Fund’s portfolio securities are valued generally on the basis of market quotations. Equity securities generally are valued at the last reported sale price on the primary market in which they are traded. Portfolio securities listed on NASDAQ are valued using the NASDAQ Official Closing Price. Level 1 securities primarily include publicly-traded equity securities. If no sales occurred on the exchange or NASDAQ that day, the portfolio security generally is valued using the last reported bid price. In those circumstances the Fund typically classifies the investment securities in Level 2.

Debt securities (other than short-term securities described below) generally are valued at an evaluated bid price as reported by independent pricing services. The pricing

Notes to Financial Statements	December 31, 2014

services use various pricing models for each asset class. The inputs and assumptions to the model of the pricing services are derived from market observable sources, including: benchmark yields, reported trades, broker/dealer quotes, issuer spreads, benchmark securities, bids, offers, and other market related data. Since many fixed income securities do not trade on a daily basis, the methodology of the pricing service uses other available information as applicable such as benchmark curves, benchmarking of similar securities, sector groupings, and matrix pricing. Thus, certain securities may not be priced using quoted prices, but rather determined from market observable information. These investments are included in Level 2 and are primarily comprised of corporate fixed income, government, mortgage and asset-backed securities. In the absence of a reliable bid price from such a pricing service, debt securities may be valued based on broker or dealer supplied valuations or quotations. In these infrequent circumstances, pricing services may provide the Fund with valuations that are based on significant unobservable inputs, and in those circumstances the investment securities are classified as Level 3.

The Fund may use non-binding broker or dealer quotes for valuation when there is limited or no relevant market activity for a specific investment or for other investments that share similar characteristics and a price is not provided by a pricing service or is deemed not to be reliable. The Fund has not adjusted the prices obtained. Investment securities priced using non-binding broker or dealer quotes are included in Level 3.

Short-term securities of sufficient credit quality with remaining maturities of sixty days or less at the time of purchase are typically valued on the basis of amortized cost which approximates fair value and these are included in Level 2. If it is determined that amortized cost does not approximate fair value, securities may be valued based on dealer supplied valuations or quotations. In these infrequent circumstances, pricing services may provide the Fund with valuations that are based on significant unobservable inputs, and in those circumstances the investment securities are classified in Level 3.

Investments in Registered Investment Companies are valued at the published daily net asset value and classified in Level 1.

If prices are not readily available for a portfolio security, or if it is believed that a price for a portfolio security does not represent its fair value, the security may be valued using procedures approved by the Fund’s Board of Directors that are designed to establish its “fair” value. These securities are typically classified in Level 3. Those procedures require that the fair value of a security be established by a valuation committee of GEAM. The valuation committee follows different protocols for different types of investments and circumstances. The fair value procedures may be used to value any investment of the Fund in the appropriate circumstances.

Foreign securities may be valued with the assistance of an independent fair value pricing service in circumstances where it is believed that they have been or would be materially affected by events occurring after the close of the portfolio security’s primary market and before the close of regular trading on the New York Stock Exchange (“NYSE”). In these circumstances the Fund classifies the investment securities in Level 2. This independent fair value pricing service uses a proprietary model to identify affected securities, taking into consideration various factors, and the fair value of such securities may be something other than the last available quotation or other market price.

All assets and liabilities of the Fund initially expressed in foreign currency values will be converted into U.S. dollars at the WM/Reuters exchange rate computed at 11:00 a.m. Eastern time.

Fair value determinations generally are used for securities whose value is affected by a significant event that will materially affect the value of a security and which occurs subsequent to the time of the close of the principal market on which such security trades but prior to the calculation of the Fund’s net asset value (“NAV”).

The value established for such a portfolio security valued other than by use of a market quotation (as described above) may be different than what would be produced through the use of market quotations or another methodology. Portfolio securities that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio security for the value established for it at any time and it is possible that the Fund would incur a loss because a portfolio security is sold at a discount to its established value.

Other financial investments are derivative instruments that are not reflected in total investments, such as futures, forwards, swaps, and written options contracts, which are valued based on fair value as discussed above.

Notes to Financial Statements	December 31, 2014

The Fund uses closing prices for derivatives included in Level 1, which are traded either on exchanges or liquid over-the counter markets. Derivative assets and liabilities included in Level 2 primarily represent interest rate swaps, cross-currency swaps and foreign currency and commodity forward and option contracts. Derivative assets and liabilities included in Level 3 primarily represent interest rate products that contain embedded optionality or prepayment features.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following table presents the Fund’s investments measured at fair value on a recurring basis at December 31, 2014:

Investments	Level 1	Level 2	Level 3	Total
Investments in Securities†
Domestic Equity	$1,106,651,030	$—	$7,457	$1,106,658,487
Foreign Equity	88,897,708	554,856,538	46	643,754,292
U.S. Treasuries	—	305,119,171	—	305,119,171
U.S. Government Sponsored Agencies	—	988,898	—	988,898
Agency Collateralized Mortgage Obligations	—	4,290,507	—	4,290,507
Agency Mortgage Backed	—	267,617,551	—	267,617,551
Asset Backed	—	3,933,832	—	3,933,832
Corporate Notes	—	237,924,009	258,750	238,182,759
Non-Agency Collateralized Mortgage Obligations	—	12,537,784	—	12,537,784
Sovereign Bonds	—	12,508,804	—	12,508,804
Municipal Bonds and Notes	—	9,266,092	—	9,266,092
FNMA	—	—	128,702	128,702
Short-Term Investments	269,268,146	—	—	269,268,146

Total Investments in Securities	$1,464,816,884	$1,409,043,186	$394,955	$2,874,255,025

Other Financial Instruments*
Long Futures Contracts — Unrealized Appreciation	$29,690	$—	$—	$29,690
Long Futures Contracts — Unrealized Depreciation	(264,118)	—	—	(264,118)

Total Other Financial Instruments	$(234,428)	$—	$—	$(234,428)

†	See Schedule of Investments for industry classification.
*	Other financial instruments include derivative instruments such as futures contracts. Amounts shown represent unrealized appreciation (depreciation), at period end.

The Fund utilized the fair value pricing service on December 31, 2014 due to events occurring after the close of foreign local markets and before the close of regular trading on the NYSE. This resulted in certain foreign securities being classified as Level 1 at the beginning of the period which were classified as Level 2 at December 31, 2014. The value of securities that were transferred to Level 2 from Level 1 as a result was $601,854,228.

Other transfers between fair value levels were not significant in relation to net assets. Transfers between fair value levels are considered to occur at the beginning of the period.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and, accordingly, a reconciliation of Level 3 assets for the year ended December 31, 2014 is not presented.

Notes to Financial Statements	December 31, 2014

4.	Derivatives Transactions

Shown below are the derivative contracts entered into by the Fund, summarized by primary risk exposure as they appear on the Statement of Assets and Liabilities, none of which are accounted for as hedging instruments under FASB Accounting Standards Codification (“ASC”) No. 815 Derivatives and Hedging as of December 31, 2014.

	Asset Derivatives December 31, 2014		Liability Derivatives December 31, 2014
Derivatives not accounted for as hedging instruments under ASC 815	Location in the Statement of Assets and Liabilities	Fair Value ($)	Location in the Statement of Assets and Liabilities	Fair Value ($)
Equity Contracts	Assets, Net Assets — Net Unrealized Appreciation/ (Depreciation) on Futures	29,690*	Liabilities, Net Assets — Net Unrealized Appreciation/ (Depreciation) on Futures	(264,118)

*	Includes cumulative unrealized appreciation/(depreciation) of futures contracts as reported in the Schedule of Investments and within the components of the net assets section of the Statement of Assets and Liabilities. Only the current day’s variation margin is reported within the Assets and/or Liabilities section on the Statement of Assets and Liabilities.

Shown below are the effects of derivative instruments on the Fund’s Statement of Operations, summarized by primary risk exposure, none of which are accounted for as hedging instruments under ASC 815.

Derivatives not accounted for as hedging instruments under ASC 815	Location in the Statement of Operations	Total Notional Amount of Futures Contracts Purchased/(Sold) ($)	Realized Gain (Loss) on Derivatives Recognized in Income ($)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income ($)
Equity Contracts	Realized gain (loss) on Futures, Increase (decrease) in unrealized appreciation/ (depreciation) on Futures	311,663,348/ (311,132,187)	2,410,958	(935,170)

During the year ended December 31, 2014, the Fund had an average notional value of $23,287,615 on long futures contracts. Please refer to the table following the Portfolio of Investments for open futures contracts at December 31, 2014.

5.	Line of Credit

The Company shares a revolving credit facility of up to $150 million with a number of its affiliates. The credit facility is with its custodian bank, State Street Bank and Trust Company (“State Street”). The revolving credit facility requires the payment of a commitment fee equal to 0.125% (0.10% prior to October 29, 2014) per annum on the daily unused portion of the credit facility, payable quarterly. The portion borne by the Fund generally is borne proportionally based upon net assets. In addition, the Company has a $100 million uncommitted, unsecured line of credit with State Street. Generally, borrowings under the credit facilities would accrue interest at the Federal Funds Rate plus 50 basis points and would be borne by the borrowing fund. The maximum amount allowed to be borrowed by any one fund is the lesser of (i) 33.33% of its total assets or (ii) 20% of its net assets. The credit facilities were not utilized by the Fund during the year ended December 31, 2014.

6.	Compensation and Fees Paid to Affiliates

GEAM, a registered investment adviser, was retained by the Company’s Board of Directors effective May 1, 1997 to act as investment adviser and administrator of the Fund. GEAM’s compensation for investment advisory and administrative services (“Management Fee”) is paid monthly based on average daily net assets of the Fund at an annualized rate of 0.35%.

GEAM had a contractual arrangement with the Fund to waive a portion of the Fund’s Management Fee in the amount equal to the Management Fee earned by GEAM with respect to the Fund’s investment in the GE Institutional Money Market Fund (the “Fee Waiver Agreement”). Effective June 26, 2014, the State Street Institutional U.S. Government Money Market Fund replaced the GE Institutional Money Market Fund as the cash sweep vehicle for the Fund’s cash holdings. As a result, the Fee Waiver Agreement was terminated effective June 30, 2014 with the closure of the Fund.

Notes to Financial Statements	December 31, 2014

Investor Service Plan — Class 1 and Class 3 Shares The Company adopted an Investor Service Plan (the “Service Plan”) on December 9, 2005 for Class 1 shares and on May 1, 2009 for Class 3 shares of the Fund. The Service Plans were not adopted pursuant to Rule 12b-1 under the 1940 Act. Each Service Plan provides that during any fiscal year, the amount of compensation paid under the Service Plan by the Fund’s Class 1 or Class 3 shares may not exceed the annual rate of 0.20% of the average daily net assets of the Fund attributable to each such class shares.

Distribution and Shareholder Service (12b-1) Fees The Company has adopted a Distribution and Service (12b-1) Plan (“12b-1 Plan”) pursuant to Rule 12b-1 under the 1940 Act with respect to each of Class 1 and Class 3 shares of the Fund. Under the 12b-1 Plan for Class 1 shares that became effective May 1, 2009, payments made under the Class 1 Investor Service Plan are covered in the event that any portion of compensation paid pursuant to the Class 1 Investor Service Plan is determined to be an indirect use of the assets attributable to the Class 1 shares to finance distribution of such shares. Under the 12b-1 Plan for Class 3 shares, the Company, on behalf of the Fund, may compensate GE Investment Distributors, Inc. (“GEID”), the distributor of the shares of the Fund, for certain sales services provided by GEID or other broker dealers and investor services provided by GEID or other service providers relating to the Fund’s Class 3 shares, including services to owners or prospective owners of variable contracts issued by insurance companies that offer Class 3 shares as an investment option under such variable contracts. The amount of compensation paid under the 12b-1 Plan for Class 3 shares may not exceed 0.25%, of the average daily net assets of the Fund attributable to such share class. The 12b-1 Plan continues in effect from year to year for so long as such continuance is approved annually by the Board of Directors, including by those directors who are not interested persons of the Company and who have no direct or indirect financial interest in the operation of the 12b-1 Plan or in any agreement related to it. In addition, the Class 3 12b-1 Plan covers payments made under the Class 3 Investor Service Plan in the event that any portion of compensation paid pursuant to the Class 3 Investor Service Plan is determined to be an indirect use of the assets attributable to the Class 3 shares to finance distribution of such shares.

Directors’ Compensation The Fund pays no compensation to its directors who are officers or employees of GEAM or its affiliates. Directors who are not such officers or employees also serve in a similar capacity for other funds advised by GEAM. Compensation paid to non-interested Directors are reflected on the Statement of Operations. These fees are allocated pro rata across all of the mutual fund platforms served by the Directors, including the Fund, and are based upon the relative net assets of each fund within such platforms.

7.	Sub-Advisory Fees

Pursuant to an investment sub-advisory agreement with GEAM, BlackRock Investment Management, LLC (“BlackRock”) is the Sub-Adviser to the Fund. Based on the asset allocation decisions by GEAM, BlackRock manages the Fund’s assets using an indexing investment approach designed to track the performance of the desired broadbased indices representing asset classes. For its services, GEAM pays BlackRock monthly sub-advisory fees which are calculated as a percentage of the average daily net assets of the Fund.

8.	Investment Transactions

Purchases and Sales of Securities The cost of purchases and the proceeds from sales of investments, other than short-term securities, for the year ended December 31, 2014, were as follows:

U.S. Government Securities
Purchases	Sales
$2,002,856,579	$2,088,814,036

Non-U.S. Government Securities
Purchases	Sales
$130,346,354	$396,093,681

Notes to Financial Statements	December 31, 2014

Affiliated Investments Transactions with affiliated investments for the year ended December 31, 2014 were as follows:

Security	Value, Beginning of period	Cost of purchases	Proceeds from sales	Dividend/Interest income	Realized gain (loss)	Value, end of period
General Electric Co., Common Stock	$18,810,737	$154,689	$(3,110,311)	$542,681	$479,027	$14,077,967
General Electric Co., Corporate Notes	1,131,942	—	—	16,048	—	1,109,312
General Electric Capital Corp., Corporate Notes	4,521,892	—	(1,017,160)	111,589	2,724	3,633,337

9.	Income Taxes

The Fund is subject to ASC 740, Income Taxes. ASC 740 provides guidance for financial accounting and reporting for the effects of income taxes that result from an entity’s activities during the year. ASC 740 also provides guidance regarding how certain uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. ASC 740 requires evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more likely than not” of being sustained by the applicable tax authority. There are no adjustments to the Fund’s net assets required under ASC 740. The Fund’s 2011, 2012, 2013, and 2014 fiscal years tax returns are still open to examination by the Federal and applicable state tax authorities.

At December 31, 2014, information on the tax cost of investments and distributable earnings on a tax basis was as follows:

Cost of Investments For Tax Purposes	Gross Tax		Net Tax Appreciation/ (Depreciation)		Undistributed
	Appreciation	Depreciation	Investments	Derivatives/ Currency	Income	Accum. Capital Gain/(Loss)	Late-Year Losses
$2,543,744,189	$414,022,115	$(83,511,279)	$330,510,836	$(314,922)	$451,620	$14,771,391	$(143,536)

As of December 31, 2014, the Fund had no capital loss carryovers. Capital loss carryovers are available to offset future realized capital gains to the extent provided in the Internal Revenue Code and regulations thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable that gains offset will not be distributed to shareholders because they would be taxable as ordinary income.

Any qualified late-year loss is deemed to arise on the first day of the Fund’s next tax year (if the Fund elects to defer such loss). Under this regime, generally, the Fund can elect to defer any post-October capital loss and/or any late-year ordinary loss as defined by the Internal Revenue Code.

The Fund elected to defer qualified late-year losses for the year ended December 31, 2014 as follows:

Capital	Ordinary
$—	$(143,536)

The tax character of distributions paid during the years ended December 31, 2014 and December 31, 2013 were as follows:

Year	Ordinary Income	Long-Term Capital Gains	Total
2014	$49,538,602	$74,042,139	$123,580,741
2013	38,921,816	140,438,509	179,360,325

Distributions to Shareholders The Fund declares and pays any dividends from net investment income annually. The Fund declares and pays any net realized capital gains in excess of capital loss carryforwards distributions annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include (but are not limited to) investments in futures, losses deferred due to wash sale transactions, foreign capital gains tax, dividend redesignations, foreign currency gain (loss),

Notes to Financial Statements	December 31, 2014

investments in Passive Foreign Investment Companies (“PFICs”), litigation proceeds, return of capital distributions from securities, corporate actions, forward contracts mark to market, and distributions from Real Estate Investment Trusts (“REITs”). Reclassifications due to permanent book/tax differences are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or the NAV of the Fund. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

The reclassifications for the year ended December 31, 2014 were as follows:

Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)	Capital Paid In
$72,026	$(72,026)	$—

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Directors

GE Investment Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the summary schedule of investments, of the Total Return Fund (the “Fund”), a series of GE Investment Funds, Inc., as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Total Return Fund as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 18, 2015

Tax Information	(Unaudited)

For the year ended December 31, 2014, the Fund hereby designates $74,042,139 as capital gain dividends, or the amount ultimately treated as capital gain net income.

The amounts presented herein may differ from amounts presented elsewhere in the financial statements due to differences between tax and financial accounting principles. Please consult a tax advisor if you have any questions about Federal or State income tax laws or on how to prepare your tax returns. If you have specific questions about your Fund account, please consult your investment representative.

Advisory and Administrative Agreement Approvals	(Unaudited)

The Board of Directors of the GE Investments Funds, Inc. (the “Board”), including the independent Board members, considered and unanimously approved the continuance for an additional year of the Fund’s Investment Advisory and Administration Agreement with GE Asset Management Incorporated (“GEAM”) and the Investment Sub-Advisory Agreement with the Fund’s sub-advisor, BlackRock Investment Management, LLC (“BlackRock”), at meetings held on December 17 and December 19, 2014.

In considering whether to approve the Fund’s investment advisory and sub-advisory agreements, the Board members considered and discussed a substantial amount of information and analysis provided, at the Board’s request, by GEAM and BlackRock. The Board members also considered detailed information regarding performance and expenses of other investment companies, including those with similar investment strategies and sizes, which was prepared by independent third party provider Morningstar, Inc. (“Morningstar”). The Board members reviewed the fees charged by GEAM for other mutual funds that employ the same investment strategy as the Fund. The Board had the opportunity to ask questions and request additional information in connection with its considerations.

Before approving the Fund’s investment advisory and sub-advisory agreements, the independent Board members reviewed the information provided with management of GEAM and with their independent legal counsel. The Board members also reviewed memorandums prepared by independent legal counsel discussing the legal standards for the consideration of the proposed continuance. The independent Board members discussed the proposed continuance in detail during a private session with their independent legal counsel at which no representatives of GEAM or BlackRock were present. The independent Board members and their independent legal counsel requested, received and considered additional information from GEAM following these sessions.

In advance of the meetings, and in response to their request, the Board members received from GEAM written responses to their inquiries, which included substantial exhibits and other materials related to GEAM’s business and the services it provides to the Fund. Also in advance of the meetings, the Board members received from BlackRock a written response to a letter of inquiry prepared by GEAM at the Board’s request, which included substantial exhibits and other materials related to the business of, and services provided by, BlackRock. The

Board members took into account their experience as Board members and particularly their previous consideration of these types of agreements. When feasible, information was presented in a manner to facilitate comparison to prior periods and to reflect certain enhancements to GEAM’s infrastructure, systems, research and analytics capabilities and shareholder servicing model. To focus their review, the Board members asked GEAM management and BlackRock, in their oral presentations and/or written materials, to highlight material differences from the information presented in recent years.

During the meetings, the Board members had an opportunity to discuss this information with GEAM representatives, including senior executives, representatives from the legal, compliance and finance departments, and investment personnel. The Board members also had an opportunity to hear presentations by representatives of BlackRock during the past year. The Board members posed questions to these representatives and engaged in substantive discussions with them concerning GEAM’s investment process.

In reaching their determination relating to continuance of the Fund’s investment advisory and sub-advisory agreements, the Board members considered all factors that they deemed relevant, including the factors discussed below. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Board member may have attributed different weights to the various factors. In particular, the Board members focused on the following:

The Nature, Extent And Quality Of Services Provided.

The Board members reviewed the services provided by GEAM and BlackRock, taking into account their past experiences with GEAM and BlackRock. In connection with their consideration of GEAM’s services, they focused on the favorable attributes of GEAM, including (i) an investment philosophy oriented toward long-term performance; (ii) effective processes used for overseeing sub-advisers; (iii) effective processes used for providing Fund administration, including controllership and compliance functions, the optimization of its Fund administration platform and the continued oversight of the performance of other companies that provide services to the Fund and its shareholders; (iv) highly skilled professionals, including analysts, research professionals, traders and portfolio managers with a depth of experience

Advisory and Administrative Agreement Approvals	(Unaudited)

relevant to the Fund; (v) access to significant and enhanced technological resources from which the Fund may benefit and the implementation of a new platform to increase the quality and efficiency of analytics and research; and (vi) a favorable history and reputation. The Board members noted that the Fund represents only a small portion of the assets managed by GEAM, but benefits from a full array of services and resources provided by GEAM.

In connection with their consideration of the services provided by BlackRock, the Board members focused on BlackRock’s favorable attributes, including its substantial experience managing funds of this type, investment philosophy and discipline, experienced investment and trading personnel, systems and other resources, and favorable history and reputation.

In light of these discussions, the Board, including the independent Board members, concluded that the services provided by GEAM and BlackRock continue to be satisfactory.

Investment Performance Of The Fund And The Sub-Adviser.

The Board members considered the investment performance of the Fund for various periods. The Board members reviewed detailed comparisons of the performance of the Fund with the relevant securities index and peer and category groupings of mutual funds prepared by Morningstar with respect to various periods. The Board members also engaged in detailed discussions with GEAM management and representatives of BlackRock at a prior meeting held during the year about their investment processes and performance results. These discussions focused on the Fund’s investment objective, GEAM’s asset allocation process, the number and experience of portfolio management and supporting research personnel, the investment style and approach employed, the Fund’s likely market cycles for the investment style and the Fund’s relative underperformance. The Board members discussed GEAM’s investment approach with respect to the Fund and the reasons for the Fund’s relative underperformance.

The Board, including the independent Board members, concluded that the Fund’s performance was acceptable overall taking into consideration the factors discussed above.

Cost Of The Services Provided And Profits Realized From The Relationship With The Fund.

The Board members considered the fees paid to GEAM by the Fund, as well as those paid to BlackRock by GEAM, and the cost of the services provided to the Fund by GEAM and BlackRock. The Board members reviewed the information they had requested from GEAM and BlackRock concerning its profitability. The Board members considered the profit margin information for GEAM’s investment company business as a whole, as well as GEAM’s profitability data for the Fund. The Board members reviewed GEAM’s assumptions and the methods of cost allocation used by GEAM in preparing Fund-specific profitability data. The Board members also discussed with GEAM the basis for its belief that the methods of allocation used were reasonable for each area of its business.

Information was presented regarding the financial condition of GEAM and BlackRock for various past periods. The Board members noted and discussed the additional services provided by GEAM to the Fund compared to other similar mutual funds managed by GEAM, and noted that GEAM, and not the Fund, pays the sub-advisory fees to BlackRock. GEAM reviewed its portfolio management services related to the allocation of assets among the various asset classes based on its strategic and tactical asset allocation processes, as well as the services related to overseeing the sub-adviser, including having multiple meetings with the sub-adviser during the year to conduct investment performance, risk and compliance reviews. The Board members determined that GEAM and BlackRock should be entitled to earn a reasonable level of profits for the services they provide to the Fund. The Board members also recognized that GEAM has made and continues to make significant investments in its business in fulfilling its obligations to the Fund and supporting its Fund-related activities.

Based on their review, the Board, including the independent Board members, concluded that they were satisfied that the level of profitability achieved by GEAM and BlackRock from their relationship with the Fund was not unreasonable or excessive.

The Extent To Which Economies Of Scale Would Be Realized As The Fund Grows And Whether Fee Levels Would Reflect Such Economies Of Scale.

Although the Board noted that the Fund experienced a decrease in assets over the past year, the Board members considered the extent to which economies of scale would

Advisory and Administrative Agreement Approvals	(Unaudited)

be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of Fund investors.

The Board members considered the substantial infrastructure investments that GEAM has made with respect to its operations and its commitment to continue investing resources to enhance services to the Fund and its shareholders. The Board members recognized the benefits to the Fund of GEAM’s past investment in its operations through expenditures to support its substantial infrastructure, and that, with respect to all GEAM managed mutual funds, GEAM has not yet fully recouped that investment. The Board members also recognized the benefits to the Fund of being able to leverage a favorable cost structure achieved with respect to the Fund’s other operating expenses as a result of GEAM’s large overall base of assets under management and its vendor management practices.

Comparison Of Services To Be Rendered And Fees To Be Paid.

The Board members discussed the respective services provided to the Fund by each of GEAM and BlackRock, including GEAM’s asset allocation services and services required to oversee BlackRock, and the fees charged for those services. The Board members reviewed information concerning the fee and expense ratios for the Fund, and comparative information with respect to peer groupings of mutual funds prepared by Morningstar. They discussed that the Fund’s advisory fee and expense ratios were within the applicable peer group ranges. The Board members also reviewed comparative mutual fund and/or other account fee information provided by BlackRock. In light of the foregoing, the Board, including the independent Board members, determined that the advisory and sub-advisory fees were reasonable in relation to the services provided to the Fund.

Fall-Out Benefits.

The Board members considered other actual and potential financial benefits that GEAM and BlackRock may derive from their respective relationships with the Fund, including, to the extent applicable, soft dollar commission benefits generated through Fund portfolio transactions. The Board members noted, however, that the Fund benefits from the vast array of resources available through GEAM, and that the Fund represents only a small portion of the assets managed by GEAM.

Conclusion.

No single factor was determinative to the Board’s decision. Based on their discussion and such other matters as were deemed relevant, the Board, including the independent Board members, concluded that renewal of the investment advisory and sub-advisory agreements was in the best interests of the Fund and its shareholders.

Additional Information	(Unaudited)

Information about Directors and Executive Officers:

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Directors. Information pertaining to the directors and officers of the Fund is set forth below.

Interested Directors and Executive Officers

Jeanne M. La Porta

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    49

Position(s) Held with Fund    Director and President

Term of Office and Length of Time Served    Until successor is elected and qualified — Less than 1 year

Principal Occupation(s) During Past 5 Years    Senior Vice President and Commercial Operations Leader at GEAM since March 2014; President of GE Institutional Funds and GE Investments Funds, Inc. since April 2014; President and Trustee of GEAM’s UCITs Funds since March 2014; Senior Vice President and Commercial Administrative Officer at GEAM from April 2010 to March 2014; Vice President of GE Institutional Funds since July 2003; Vice President of Elfun Funds and GE Retirement Savings Plan Funds (formerly GE Savings & Security Funds) since October 2003; Secretary of GE Funds from July 2007 to September 2010 and Vice President from July 2007 to February 2011; Senior Vice President and Deputy General Counsel of GEAM from October 2007 to April 2010; Vice President and Assistant Secretary of Elfun Funds and GE Retirement Savings Plan Funds from July 2003 to June 2010; and Vice President and Associate General Counsel — Marketing and Client Services (formerly Asset Management Services) at GEAM from May 1997 to October 2007.

Number of Portfolios in Fund Complex Overseen by Director    24

Other Directorships Held by Director    Trustee and President of GE Institutional Funds since 2014; Trustee of Elfun Funds since 2014; and Director of GE Investment Distributors, Inc. since June 2011.

Matthew J. Simpson

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    53

Position(s) Held with Fund    Director and Executive Vice President

Term of Office and Length of Time Served    Until successor is elected and qualified — 7 years

Principal Occupation(s) During Past 5 years    Executive Vice President, General Counsel and Secretary of GEAM since July 2007; Secretary of Elfun Funds and GE Retirement Savings Plan Funds (formerly GE Savings & Security Funds) since July 2007; Senior Vice President and General Counsel — Marketing and Client Services (formerly Asset Management Services) of GEAM and Senior Vice President and General Counsel of GE Asset Management Services from February 1997 to July 2007; Vice President and Associate General Counsel of GEAM from October 1992 to February 1997; Secretary of GE Institutional Funds and GE Investments Funds, Inc. from 1997 to July 2007 and Vice President from September 2003 to July 2007; Assistant Secretary of Elfun Funds and GE Retirement Savings Plan Funds from 1998 to July 2007 and Vice President from October 2003 to July 2007; and Secretary of GE Funds from 1993 to July 2007 and Vice President from September 2003 to July 2007.

Number of Portfolios in Fund Complex Overseen by Director    24

Other Directorships Held by Director    Trustee of Elfun Funds, GE Retirement Savings Plan Funds and General Electric Pension Trust since July 2007; Trustee and Executive Vice President of GE Institutional Funds since July 2007; Director of GEAM since July 2007; Trustee and Executive Vice President of GE Funds from July 2007 to February 2011; and Director of GE Investment Distributors, Inc. since June 2011.

Additional Information	(Unaudited)

JoonWon Choe

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    45

Position(s) Held with Fund    Vice President & Secretary

Term of Office and Length of Time Served    Until successor is elected and qualified — 4 years

Principal Occupation(s) During Past 5 years    Senior Vice President and Deputy General Counsel at GEAM since March 2011; Vice President and Secretary of GE Institutional Funds since September 2010; Vice President and Assistant Secretary of Elfun Funds and GE Retirement Savings Plan Funds (formerly GE Savings & Security Funds) since September 2010; Senior Vice President and Associate General Counsel at GEAM from June 2010 to March 2011; Vice President and Associate General Counsel of GEAM from November 2005 to June 2010 and Vice President and Secretary of GE Funds from September 2010 to February 2011.

Number of Portfolios in Fund Complex Overseen by Officer    N/A

Other Directorships Held by Officer    N/A

Robert Herlihy

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    47

Position(s) Held with Fund    Chief Compliance Officer

Term of Office and Length of Time Served    Until successor is elected and qualified — 9 years

Principal Occupation(s) During Past 5 years    Chief Compliance Officer of GEAM, GE Institutional Funds, Elfun Funds, and GE Retirement Savings Plan Funds (formerly GE Savings & Security Funds) since July 2005; Chief Compliance Officer of GE Funds from July 2005 to February 2011 and Manager of Fund Administration at GEAM from 2002-2005.

Number of Portfolios in Fund Complex Overseen by Officer    N/A

Other Directorships Held by Officer    N/A

Arthur A. Jensen

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    48

Position(s) Held with Fund    Treasurer

Term of Office and Length of Time Served    Until successor is elected and qualified — 3 years

Principal Occupation(s) During Past 5 Years    Treasurer of GE Institutional Funds, Elfun Funds and GE Retirement Savings Plan Funds (formerly GE Savings & Security Funds) since June 2011; Mutual Funds Controller of GEAM since April 2011; Senior Vice President at Citigroup from 2008 to 2010 and Vice President at JPMorgan from 2005 to 2008.

Number of Portfolios in Fund Complex Overseen by Officer    N/A

Other Directorships Held by Officer    N/A

Additional Information	(Unaudited)

Non-Interested Directors

John R. Costantino

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    68

Position(s) Held with Fund    Chairman of the Board

Term of Office and Length of Time Served    Until successor is elected and qualified — 18 years

Principal Occupation(s) During Past 5 year    General Partner, NGN Capital LLC since 2006; and Managing Director, Vice President of Walden Capital Management since 1996.

Number of Portfolios in Fund Complex Overseen by Director    16

Other Directorships Held by Director    Trustee of GE Institutional Funds since 1997; Trustee of Fordham University from 1989 to 1995 and from 2001 to 2007 and Trustee Emeritus since 2007; Trustee of NeuroScience Research Institute since 1986; Trustee of GE Funds from 1993 to February 2011; Director of Artes Medical from 2006 to 2008; and Trustee of Gregorian University Foundation from 1992 to 2007.

R. Sheldon Johnson

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    68

Positions(s) Held with Fund    Director

Term of office and Length of Time served    Until successor is elected and qualified — 3 years

Principal Occupation(s) During Past 5 years    Retired, 2006 to present; Head of Global Institutional Equity Sales and Marketing at Morgan Stanley & Co., Inc. from 2002 to 2006 and Managing Director at Morgan Stanley & Co., Inc. from 1988 to 2006.

Number of Portfolios in Fund Complex Overseen by Director    16

Other Directorships Held by Director    Trustee of GE Institutional Funds since April 2011 and Trustee of St. Lawrence University since 2003.

Additional Information	(Unaudited)

Donna M. Rapaccioli

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    52

Position(s) Held with Fund    Director

Term of Office and Length of Time Served    Until successor is elected and qualified — 3 years

Principal Occupation(s) During Past 5 Years    Dean of the Gabelli School of Business since 2007 and Accounting professor since 1987 at Fordham University.

Number of Portfolios in Fund Complex Overseen by Officer    16

Other Directorships Held by Director    Trustee of GE Institutional Funds since January 2012 and Trustee of Emmanuel College since 2010.

The Statement of Additional Information for the Funds includes additional information about the Directors and Officers and is available, without charge, upon request by calling 1-800-242-0134.

Investment Team	(Unaudited)

Investment Adviser and Administrator

GE Asset Management Incorporated

Board of Directors

John R. Costantino, Chairman

R. Sheldon Johnson

Jeanne M. La Porta

Donna M. Rapaccioli

Matthew J. Simpson

Secretary

JoonWon Choe

Assistant Secretary

Michelle Matzelle

Treasurer

Arthur A. Jensen

Assistant Treasurer

Ryan Hunter

Distributor

GE Investment Distributors, Inc.

Member FINRA and SIPC

Custodian

State Street Bank & Trust Company

At GE Asset Management, we’re dedicated to providing the investment options you’ll need to tailor your financial portfolio to every stage of your life. Each member of the GE Family of Funds is managed according to the same principles of integrity and quality that have guided GE over the past century, and have made it the world-class company that it is today. Each fund draws strength from a heritage of investment management experience that spans more than 80 years. Whether you’re creating a new investment portfolio or adding to an established one, the GE Family of Funds offers an array of professionally managed investment options that will help you meet a lifetime of financial needs.

Investment Adviser

GE Asset Management Incorporated

1600 Summer Street

Stamford, CT 06905

or at:

PO Box 7900

Stamford, CT 06904-7900

Distributor

GE Investment Distributors, Inc.

member FINRA and SIPC

1600 Summer Street

Stamford, CT 06905

or at:

PO Box 7900

Stamford, CT 06904-7900

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 1-800-493-3042; (ii) on the Fund’s website at http://www.geam.com; and (iii) on the Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC—information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s website at http://www.geam.com; and (ii) on the Commission’s website at http://www.sec.gov.

GE Investments Funds, Inc.

S&P 500 Index Fund

Annual Report

December 31, 2014

GE Investments Funds, Inc.

S&P 500 Index Fund	Contents

This report is prepared for Policyholders of certain variable contracts and may be distributed to others only if preceded or accompanied by the variable contract’s current prospectus and the current prospectus and/or summary prospectus of the Fund available for investments thereunder.

Notes to Performance	December 31, 2014 (Unaudited)

The information provided on the performance page relates to the GE Investments S&P 500 Index Fund (the “Fund”).

Total return performance shown in this report for the Fund takes into account changes in share price and assumes reinvestment of dividends and capital gains distributions, if any. Total returns shown are net of Fund fees and expenses but do not reflect fees and charges associated with the variable contracts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the Fund’s total returns for all periods shown.

The performance data quoted represents past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Periods less than one year are not annualized. Please call 800-493-3042 or visit the Fund’s website at http://www.geam.com for the most recent month-end performance data.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. An investment in the Fund is subject to risk, including possible loss of principal invested.

The Standard & Poor’s (“S&P”) 500® Composite Price Index of stocks (“S&P 500 Index”) is an unmanaged, market capitalization-weighted index of stocks of 500 large U.S. companies, which is widely used as a measure of large-cap U.S. stock market performance.

The S&P 500 Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s, and Standard and Poor’s makes no representation or warranty, express or implied, to the investors of the Fund or any member of the public regarding the advisability of investing in the securities generally or in this Fund particularly or the ability of the S&P 500 Index Fund to track general stock market performance.

The results shown for the foregoing index assume the reinvestment of net dividends or interest and do not reflect fees, expenses, or taxes. As such, the index returns do not reflect the actual cost of investing in the instruments that comprise the index.

The peer universe of the underlying annuity funds used for the peer group average annual total return calculation is based on a blend of Morningstar peer categories, as shown. Morningstar is an independent mutual fund rating service. A Fund’s performance may be compared to or ranked within a universe of mutual funds with investment objectives and policies similar but not necessarily identical to that of the Fund.

©2015 Morningstar, Inc. All Rights Reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damage or losses relating from any use of this information. Past performance is no guarantee or future results.

The views expressed in this document reflect our judgement as of the publication date and are subject to change at any time without notice.

GE Investment Distributors, Inc., Member of FINRA & SIPC, is the principal underwriter and distributor of the GE Investments Funds, Inc. and a wholly owned subsidiary of GE Asset Management Incorporated, the investment adviser of the Fund.

1

S&P 500 Index Fund	(Unaudited)

SSgA Funds Management, Inc. (“SSgA FM”) is the sub-adviser to the S&P 500 Index Fund. SSgA FM is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended, and is a wholly owned subsidiary of State Street Corporation (State Street), a publicly held bank holding company. SSgA FM, and other advisory affiliates of State Street make up State Street Global Advisors (SSgA), the investment management arm of State Street. The Fund is managed by a team of portfolio managers and the key professionals involved in the day-to-day portfolio management for the Fund include: Karl A. Schneider and John Tucker.

Karl A. Schneider, CAIA, is a Vice President of SSgA FM and Head of US Equity Strategies for the Global Equity Beta Solutions Team (GEBS), where in addition to overseeing the management of the US equity index strategies, he also serves as a portfolio manager for a number of the group’s passive equity portfolios. Previously within GEBS, he served as a portfolio manager and product specialist for synthetic beta strategies, including commodities, buy/write, and hedge fund replication. Mr. Schneider is also a member of the SSgA Derivatives Committee. Prior to joining GEBS, Mr. Schneider worked as a portfolio manager in SSgA’s Currency Management Group, managing both active currency selection and traditional passive hedging overlay portfolios. Mr. Schneider joined State Street in 1996. He holds a BS degree in Finance and Investments from Babson College and an MS degree in Finance from Boston College. Mr. Schneider has earned the Chartered Alternative Investment Analyst designation and is a member of the CAIA Association.

John F. Tucker, CFA, is a Managing Director of SSgA FM and Co-Head of Passive Equity Strategies in North America for GEBS. Mr. Tucker joined the firm in 1988 and is responsible for overseeing the management of all equity index strategies and exchange traded funds managed in the United States and Canada. Mr. Tucker is a member of the Senior Leadership Team. Previously, Mr. Tucker was head of the Structured Products group in SSgA’s London office, where he was responsible for the management of all index strategies in the firm’s second largest investment center. Mr. Tucker received a BA in Economics from Trinity College and an MS in Finance from Boston College. He has also earned the Chartered Financial Analyst designation and is a member of the Boston Security Analysts Society and the CFA Institute. In addition, he is a member of The Russell Index Client Advisory Board and The S&P U.S. Index Advisory Panel.

Q.	How did the GE Investments S&P 500 Index Fund perform compared to its benchmark and Morningstar peer group for the twelve-month period ended December 31, 2014?

A.	For the twelve-month period ended December 31, 2014, the GE Investments S&P 500 Index Fund returned 13.28%. The S&P 500® Index (S&P 500 Index), the Fund’s benchmark, returned 13.69% and the Fund’s Morningstar peer group of 308 U.S. Insurance Large Blend Funds returned an average of 10.85% over the same period.

Q.	What market conditions affected the Fund’s performance?

A.

A disappointing January brought a number of chillier reports on global economic activity, and the first month of 2014 ended with U.S. stocks hesitating near two-month lows. A weak manufacturing reading in early February served to unnerve investors further, driving averages of larger U.S. equities to the worst levels since late October 2013. But Janet Yellen, the newly installed head of the U.S. Federal Reserve, came across as thoroughgoing and confident in her first opportunity to provide formal testimony before Congress. With policy continuity assured, investors used the remainder of February to lift the S&P 500 Index back up and over the record levels at which it had traded near the end of 2013. The decision of social media leader Facebook to spend $19 billion on messaging firm WhatsApp seemed to validate the expansive valuations that investors were assigning to the healthcare and technology firms with the best growth prospects, and equities rebounded quickly from a sharp selloff on March 4th, when Russian troops asserted control of the Crimean Peninsula. The latest manufacturing surveys in the U.S. and Europe looked reasonably solid, as did the U.S. payrolls report for February, and despite a steep decline in copper prices related to Chinese credit concerns, Janet Yellen appeared comfortable enough with the growth outlook that on March 19th she hazarded a rough guess that interest rates might rise as soon as six months after asset purchases were over. Her inadvertent specificity proved more disruptive to bond investors than to equity holders, but the sense of a broadening growth picture had already started to capture the attention of stock traders, who were looking to energy and financial stocks as cheaper

2

(Unaudited)

beneficiaries of a building economic recovery. Although performance of banking names faltered later in March when Citigroup emerged as a prominent failure in Federal Reserve stress tests, prospects for additional share offerings linked to internet and biotechnology themes had already made investors wary of excess equity supply in firms with rapid growth characteristics. When congressional leaders began debating elevated costs of specialized medical treatments, selling of prominent healthcare names accelerated. For the full first quarter, the S&P 500 Index scored a 1.8%.

With interest rates potentially lower for longer than many market participants anticipated and net profit margins on large-cap stocks at 20 year highs, it’s no wonder the equity markets continue to hit record highs. Valuations continue to look attractive especially compared to 10-year interest rates. There is concern, though, amongst investors that the low level of volatility is creating complacency amongst equity owners which would spell trouble for the next correction. However, given the attractive valuations and very few other compelling alternatives, many investors are perhaps begrudgingly adding to their equities. Indeed, U.S. mutual funds have experienced net inflows to both equity and fixed-income funds so far this year. For the second quarter, the S&P 500 Index was up 5.22%.

Third quarter positive earnings news from the U.S. provided some relief from the gloom, as did comments from Janet Yellen in testimony before the U.S. Senate. However, July ended with a decided thud, as the market had its biggest down day since February with the S&P 500 Index down 2% on the last day of trading. Soft equity prices spilled over from the end of July into the beginning of August amidst continuing conflict in global hotspots. Back in the U.S., given the continuing accommodative monetary policy backdrop, the S&P 500 Index crossed 2,000 for the first time ever on August 25th. As investors cheered, their confidence was further buoyed in the next few days by the report of a robust, revised 4.2% second quarter GDP growth rate and a positive jump in consumer confidence. Indeed, August’s consumer confidence print was the strongest since October 2007.

The S&P 500 Index was up 2.69% in November which is similar to October’s gain, but the returns for the month were achieved on a much smoother glide upwards than October’s precipitous decline and meteoric rise. The midterm elections gave Republicans control of the Congress and despite early promises to work together, partisan rancor quickly returned. Equities rolled over in December as the weakness in oil prices continued to put global growth into question. In eerie similarity to October, the S&P 500 Index traded down for the first half of the month, and then rallied into quarter end. Weakness on the final day of trading put the index down 0.26% for the month. Economic data from the U.S. continues to point to strength as GDP came in at a 5.0% annual rate (one of the best prints in the last 10 years). For the quarter, the S&P 500 Index was up 4.92%.

Economic data continues to improve as indicated by the strong initial jobless claims report and a strong third quarter GDP report. Personal income and spending continue to trend higher. Headline inflation is decelerating on falling oil prices while core inflation remains stable. The drop in energy prices are being passed through to consumers in the form of lower gasoline prices. According to Janet Yellen, “The decline we have seen…is likely to be a net positive. It’s putting more money in [families] pockets…It’s like a tax cut.” As many Fed-watchers, including us had expected, the FOMC Federal Open Market Committee tweaked its forward guidance for rates in its latest policy statement, replacing “considerable time” with “patient”. Fed fund futures show the Fed Funds rate crossing 25 basis points in July 2015 and crossing 50 basis points in November 2015.

Q.	What were the primary drivers of the Fund’s performance?

A.	Health Care, Information Technology, and Financials were the strongest contributors to the Fund’s performance. Energy was the weakest contributor and it was the only sector with negative returns. On an individual security basis, Apple, Microsoft and Berkshire Hathaway were the strongest contributors to the Fund’s performance. Amazon, Exxon Mobil, and International Business Machine were the weakest contributors to the Fund’s performance.

3

S&P 500 Index Fund	(Unaudited)

Understanding Your Fund’s Expenses

As a shareholder of the Fund, you incur ongoing costs. Ongoing costs include portfolio management fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended December 31, 2014.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given under the heading “Expenses paid during the period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs, such as sales charges or redemption fees, if any. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. Additionally, the expenses shown do not reflect the fees or charges associated with variable contracts through which shares of the Fund are offered.

July 1, 2014 – December 31, 2014

	Account value at the beginning of the period ($)	Account value at the end of the period ($)	Expenses paid during the period ($)*
Actual Fund Return	1,000.00	1,059.00	2.28
Hypothetical 5% Return (2.5% for the period)	1,000.00	1,022.99	2.24

*	Expenses are equal to the Fund’s annualized net expense ratio of 0.44%** (for the period July 1, 2014 – December 31, 2014), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
**	May differ from expense ratio disclosed in the financial highlights, which is calculated based on the entire fiscal year’s data.

4

S&P 500 Index Fund	(Unaudited)

Investment Profile

A mutual fund designed for investors who seek growth of capital and accumulation of income that corresponds to the investment return of the S&P 500 Index. The Fund seeks to replicate the return of the S&P 500 Index while holding transaction costs low and minimizing portfolio turnover.

Morningstar Performance Comparison

Based on average annual returns for periods ended 12/31/14

	One Year	Five Year	Ten Year
Number of funds in peer group	308	255	193
Peer group average annual total return	10.85%	13.59%	6.79%
Morningstar Category in peer group: U.S. Insurance Large Blend

Sector Allocation

as a % of Investments of $202,961 (in thousands) on December 31, 2014 (b)(c)

Top Ten Largest Holdings

as of December 31, 2014 (as a % of Investments) (b)(c)

Apple Inc.	3.48%
Exxon Mobil Corp.	2.10%
Microsoft Corp.	2.04%
Johnson & Johnson	1.57%
Berkshire Hathaway Inc., Class B	1.46%
Wells Fargo & Co.	1.39%
General Electric Co.	1.35%
The Procter & Gamble Co.	1.31%
JPMorgan Chase & Co.	1.25%
Chevron Corp.	1.13%

Change in Value of a $10,000 Investment(a)

Class 1 Shares

Average Annual Total Return
for the Periods Ended December 31, 2014

Class 1 Shares (Inception date: 4/15/85)

	One Year	Five Year	Ten Year	Ending Value of a $10,000 Investment (a)
S&P 500 Index Fund	13.28%	15.10%	7.31%	$20,248
S&P 500 Index	13.69%	15.46%	7.68%	$20,945

(a)	Ending value of a $10,000 investment for the ten-year period or since inception, whichever is less.
(b)	Fair Value basis is inclusive of short-term investment in State Street Institutional U.S. Government Money Market Fund Premier Class.
(c)	The securities information regarding holdings, allocations and other characteristics is presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security.

See Notes to Performance beginning on page 1 for further information, including an explanation of Morningstar peer categories.

Past performance does not predict future performance. The performance shown in the graphs and tables does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares and does not reflect the fees or charges that would be associated with variable contracts through which shares of the Fund are offered.

5

S&P 500 Index Fund

Schedule of Investments	December 31, 2014

S&P 500 Index Fund

	Number of Shares	Fair Value
Common Stock — 97.8%†

Advertising — 0.1%

Omnicom Group Inc.	2,618	$202,817
The Interpublic Group of Companies Inc.	4,620	95,957
		298,774

Aerospace & Defense — 2.6%

General Dynamics Corp.	3,467	477,129
Honeywell International Inc.	8,494	848,720
L-3 Communications Holdings Inc.	963	121,540
Lockheed Martin Corp.	2,952	568,467
Northrop Grumman Corp.	2,271	334,723
Precision Castparts Corp.	1,512	364,211
Raytheon Co.	3,396	367,345
Rockwell Collins Inc.	1,436	121,313
Textron Inc.	3,125	131,594
The Boeing Co.	7,340	954,053
United Technologies Corp.	9,283	1,067,545
		5,356,640

Agricultural & Farm Machinery — 0.2%

Deere & Co.	3,982	352,288

Agricultural Products — 0.2%

Archer-Daniels-Midland Co.	6,924	360,048

Air Freight & Logistics — 0.8%

CH Robinson Worldwide Inc.	1,645	123,194
Expeditors International of Washington Inc.	2,099	93,636
FedEx Corp.	2,888	501,530
United Parcel Service Inc., Class B	7,705	856,565
		1,574,925

Airlines — 0.4%

Delta Air Lines Inc.	8,930	439,267
Southwest Airlines Co.	7,549	319,473
		758,740

Alternative Carriers — 0.1%

Level 3 Communications Inc.	3,100	153,078	(a)

Aluminum — 0.1%

Alcoa Inc.	13,140	207,481

Apparel Retail — 0.6%

L Brands Inc.	2,688	232,647
Ross Stores Inc.	2,313	218,023

	Number of Shares	Fair Value

The Gap Inc.	2,796	$117,740
The TJX Companies Inc.	7,511	515,104
Urban Outfitters Inc.	1,200	42,156	(a)
		1,125,670

Apparel, Accessories & Luxury Goods — 0.5%

Coach Inc.	3,089	116,023
Fossil Group Inc.	500	55,370	(a)
Michael Kors Holdings Ltd.	2,022	151,852	(a)
PVH Corp.	969	124,197
Ralph Lauren Corp.	700	129,612
Under Armour Inc., Class A	1,900	129,010	(a)
VF Corp.	3,798	284,470
		990,534

Application Software — 0.6%

Adobe Systems Inc.	4,984	362,337	(a)
Autodesk Inc.	2,448	147,027	(a)
Citrix Systems Inc.	1,807	115,286	(a)
Intuit Inc.	3,000	276,570
salesforce.com Inc.	6,409	380,118	(a)
Verint Systems Inc.	1	58	(a)
		1,281,396

Asset Management & Custody Banks — 1.3%

Affiliated Managers Group Inc.	600	127,344	(a)
Ameriprise Financial Inc.	1,967	260,136
BlackRock Inc.	1,296	463,398
Franklin Resources Inc.	4,300	238,091
Invesco Ltd.	4,450	175,864
Legg Mason Inc.	1,100	58,707
Northern Trust Corp.	2,500	168,500
State Street Corp.	4,611	361,963	(b)
T Rowe Price Group Inc.	2,774	238,175
The Bank of New York Mellon Corp.	12,003	486,962
		2,579,140

Auto Parts & Equipment — 0.4%

BorgWarner Inc.	2,600	142,870
Delphi Automotive PLC	3,156	229,504
Johnson Controls Inc.	7,246	350,272
		722,646

Automobile Manufacturers — 0.6%

Ford Motor Co.	41,427	642,119
General Motors Co.	14,587	509,232
		1,151,351

Automotive Retail — 0.3%

AutoNation Inc.	486	29,359	(a)
AutoZone Inc.	365	225,975	(a)
CarMax Inc.	2,400	159,792	(a)
O’Reilly Automotive Inc.	1,100	211,882	(a)
		627,008

Biotechnology — 2.8%

Alexion Pharmaceuticals Inc.	2,101	388,748	(a)

See Notes to Schedules of Investments and Notes to Financial Statements.

6

S&P 500 Index Fund

Schedule of Investments	December 31, 2014

	Number of Shares	Fair Value

Amgen Inc.	8,216	$1,308,727
Biogen Idec Inc.	2,565	870,689	(a)
Celgene Corp.	8,564	957,969	(a)
Gilead Sciences Inc.	16,305	1,536,909	(a)
Regeneron Pharmaceuticals Inc.	800	328,200	(a)
Vertex Pharmaceuticals Inc.	2,500	297,000	(a)
		5,688,242

Brewers — 0.1%

Molson Coors Brewing Co., Class B	1,598	119,083

Broadcasting — 0.2%

CBS Corp., Class B	5,332	295,073
Discovery Communications Inc., Class A	1,497	51,571	(a)
Discovery Communications Inc., Class C	2,397	80,827	(a)
Scripps Networks Interactive Inc., Class A	1,000	75,270
		502,741

Building Products — 0.1%

Allegion PLC	1,133	62,836
Masco Corp.	3,490	87,948
		150,784

Cable & Satellite — 1.3%

Cablevision Systems Corp., Class A	2,800	57,792
Comcast Corp., Class A	27,895	1,618,189
DIRECTV	5,532	479,624	(a)
Time Warner Cable Inc.	2,996	455,572
		2,611,177

Casinos & Gaming — 0.1%

Wynn Resorts Ltd.	913	135,818

Coal & Consumable Fuels — 0.0%*

CONSOL Energy Inc.	2,700	91,287

Commodity Chemicals — 0.2%

LyondellBasell Industries N.V., Class A	4,671	370,831

Communications Equipment — 1.6%

Cisco Systems Inc.	54,906	1,527,210
F5 Networks Inc.	800	104,372	(a)
Harris Corp.	1,100	79,002
Juniper Networks Inc.	4,300	95,976
Motorola Solutions Inc.	2,335	156,632
QUALCOMM Inc.	18,310	1,360,982
		3,324,174

Computer & Electronics Retail — 0.1%

Best Buy Company Inc.	3,300	128,634
GameStop Corp., Class A	1,200	40,560
		169,194

	Number of Shares	Fair Value

Construction & Engineering — 0.1%

Fluor Corp.	1,678	$101,737
Jacobs Engineering Group Inc.	1,600	71,504	(a)
Quanta Services Inc.	2,500	70,975	(a)
		244,216

Construction Machinery & Heavy Trucks — 0.6%

Caterpillar Inc.	6,902	631,740
Cummins Inc.	1,856	267,580
Joy Global Inc.	1,100	51,172
PACCAR Inc.	3,803	258,642
		1,209,134

Construction Materials — 0.1%

Martin Marietta Materials Inc.	700	77,224
Vulcan Materials Co.	1,400	92,022
		169,246

Consumer Electronics — 0.1%

Garmin Ltd.	1,300	68,679
Harman International Industries Inc.	800	85,368
		154,047

Consumer Finance — 0.9%

American Express Co.	9,630	895,975
Capital One Financial Corp.	6,084	502,234
Discover Financial Services	4,877	319,395
Navient Corp.	4,683	101,200
		1,818,804

Data Processing & Outsourced Services — 1.9%

Alliance Data Systems Corp.	600	171,630	(a)
Automatic Data Processing Inc.	5,326	444,029
Computer Sciences Corp.	1,682	106,050
Fidelity National Information Services Inc.	3,200	199,040
Fiserv Inc.	2,724	193,322	(a)
Mastercard Inc., Class A	10,786	929,322
Paychex Inc.	3,425	158,132
The Western Union Co.	5,824	104,308
Total System Services Inc.	1,902	64,592
Visa Inc., Class A	5,358	1,404,868
Xerox Corp.	12,347	171,129
		3,946,422

Department Stores — 0.3%

Kohl’s Corp.	2,173	132,640
Macy’s Inc.	3,930	258,397
Nordstrom Inc.	1,592	126,389
		517,426

Distillers & Vintners — 0.2%

Brown-Forman Corp., Class B	1,720	151,085
Constellation Brands Inc., Class A	1,800	176,706	(a)
		327,791

See Notes to Schedules of Investments and Notes to Financial Statements.

7

S&P 500 Index Fund

Schedule of Investments	December 31, 2014

	Number of Shares	Fair Value

Distributors — 0.1%

Genuine Parts Co.	1,696	$180,743

Diversified Banks — 5.0%

Bank of America Corp.	113,446	2,029,549
Citigroup Inc.	32,737	1,771,399
Comerica Inc.	1,956	91,619
JPMorgan Chase & Co.	40,603	2,540,936
U.S. Bancorp	19,289	867,040
Wells Fargo & Co.	51,395	2,817,474
		10,118,017

Diversified Chemicals — 0.7%

Eastman Chemical Co.	1,618	122,742
EI du Pont de Nemours & Co.	9,996	739,104
FMC Corp.	1,400	79,842
The Dow Chemical Co.	12,004	547,502
		1,489,190

Diversified Metals & Mining — 0.1%

Freeport-McMoRan Inc.	11,498	268,593

Diversified REITs — 0.1%

Vornado Realty Trust	1,969	231,771

Diversified Support Services — 0.0%*

Cintas Corp.	900	70,596

Drug Retail — 1.0%

CVS Health Corp.	12,648	1,218,129
Walgreens Boots Alliance Inc.	9,413	717,270
		1,935,399

Electric Utilities — 1.8%

American Electric Power Company Inc.	5,409	328,435
Duke Energy Corp.	7,529	628,973
Edison International	3,542	231,930
Entergy Corp.	1,985	173,648
Exelon Corp.	9,425	349,479
FirstEnergy Corp.	4,654	181,459
NextEra Energy Inc.	4,762	506,153
Northeast Utilities	3,230	172,870
Pepco Holdings Inc.	2,697	72,630
Pinnacle West Capital Corp.	1,100	75,141
PPL Corp.	7,337	266,553
The Southern Co.	9,658	474,304
Xcel Energy Inc.	5,280	189,658
		3,651,233

Electrical Components & Equipment — 0.6%

AMETEK Inc.	2,700	142,101
Eaton Corporation PLC	5,145	349,654
Emerson Electric Co.	7,584	468,160
Rockwell Automation Inc.	1,519	168,913
		1,128,828

	Number of Shares	Fair Value

Electronic Components — 0.2%

Amphenol Corp., Class A	3,200	$172,192
Corning Inc.	13,734	314,921
		487,113

Electronic Equipment & Instruments — 0.0%*

FLIR Systems Inc.	1,700	54,927

Electronic Manufacturing Services — 0.1%

TE Connectivity Ltd.	4,471	282,791

Environmental & Facilities Services — 0.2%

Republic Services Inc.	2,515	101,229
Stericycle Inc.	800	104,864	(a)
Waste Management Inc.	4,603	236,226
		442,319

Fertilizers & Agricultural Chemicals — 0.5%

CF Industries Holdings Inc.	545	148,534
Monsanto Co.	5,277	630,443
The Mosaic Co.	3,600	164,340
		943,317

Food Distributors — 0.1%

Sysco Corp.	6,449	255,961

Food Retail — 0.3%

Safeway Inc.	2,600	91,312
The Kroger Co.	5,245	336,781
Whole Foods Market Inc.	3,988	201,075
		629,168

Footwear — 0.4%

NIKE Inc., Class B	7,567	727,567

Gas Utilities — 0.0%*

AGL Resources Inc.	1,400	76,314

General Merchandise Stores — 0.5%

Dollar General Corp.	3,300	233,310	(a)
Dollar Tree Inc.	2,100	147,798	(a)
Family Dollar Stores Inc.	1,000	79,210
Target Corp.	6,949	527,499
		987,817

Gold — 0.1%

Newmont Mining Corp.	5,519	104,309

Health Care REITs — 0.3%

HCP Inc.	5,000	220,150
Health Care REIT Inc.	3,500	264,845
Ventas Inc.	3,029	217,179
		702,174

See Notes to Schedules of Investments and Notes to Financial Statements.

8

S&P 500 Index Fund

Schedule of Investments	December 31, 2014

	Number of Shares	Fair Value

Healthcare Distributors — 0.5%

AmerisourceBergen Corp.	2,361	$212,868
Cardinal Health Inc.	3,768	304,191
McKesson Corp.	2,502	519,365
Patterson Companies Inc.	700	33,670
		1,070,094

Healthcare Equipment — 2.1%

Abbott Laboratories	16,391	737,923
Baxter International Inc.	5,735	420,318
Becton Dickinson and Co.	2,135	297,106
Boston Scientific Corp.	14,499	192,112	(a)
CareFusion Corp.	2,284	135,532	(a)
Covidien PLC	4,900	501,172
CR Bard Inc.	801	133,463
Edwards Lifesciences Corp.	1,200	152,856	(a)
Intuitive Surgical Inc.	420	222,155	(a)
Medtronic Inc.	10,504	758,389
St Jude Medical Inc.	3,207	208,551
Stryker Corp.	3,237	305,346
Varian Medical Systems Inc.	1,100	95,161	(a)
Zimmer Holdings Inc.	1,840	208,693
		4,368,777

Healthcare Facilities — 0.1%

Tenet Healthcare Corp.	973	49,302	(a)
Universal Health Services Inc., Class B	1,000	111,260
		160,562

Healthcare Services — 0.5%

DaVita Healthcare Partners Inc.	1,758	133,151	(a)
Express Scripts Holding Co.	7,960	673,973	(a)
Laboratory Corporation of America Holdings	1,000	107,900	(a)
Quest Diagnostics Inc.	1,700	114,002
		1,029,026

Healthcare Supplies — 0.0%*

DENTSPLY International Inc.	1,500	79,905

Healthcare Technology — 0.1%

Cerner Corp.	3,300	213,378	(a)

Home Building — 0.1%

DR Horton Inc.	3,500	88,515
Lennar Corp., Class A	1,800	80,658
PulteGroup Inc.	3,935	84,445
		253,618

Home Entertainment Software — 0.1%

Electronic Arts Inc.	3,500	164,553	(a)

	Number of Shares	Fair Value

Home Furnishing Retail — 0.1%

Bed Bath & Beyond Inc.	1,913	$145,713	(a)

Home Furnishings — 0.1%

Leggett & Platt Inc.	1,400	59,654
Mohawk Industries Inc.	700	108,752	(a)
		168,406

Home Improvement Retail — 1.1%

Lowe’s Companies Inc.	10,833	745,310
The Home Depot Inc.	14,501	1,522,170
		2,267,480

Hotel & Resort REITs — 0.1%

Host Hotels & Resorts Inc.	8,517	202,449

Hotels, Resorts & Cruise Lines — 0.4%

Carnival Corp.	5,100	231,183
Marriott International Inc., Class A	2,414	188,364
Royal Caribbean Cruises Ltd.	1,800	148,374
Starwood Hotels & Resorts Worldwide Inc.	2,000	162,140
Wyndham Worldwide Corp.	1,410	120,922
		850,983

Household Appliances — 0.1%

Whirlpool Corp.	843	163,323

Household Products — 1.9%

Colgate-Palmolive Co.	9,345	646,581
Kimberly-Clark Corp.	4,036	466,319
The Clorox Co.	1,389	144,748
The Procter & Gamble Co.	29,232	2,662,743
		3,920,391

Housewares & Specialties — 0.1%

Newell Rubbermaid Inc.	2,951	112,404

Human Resource & Employment Services — 0.0%*

Robert Half International Inc.	1,575	91,949

Hypermarkets & Super Centers — 1.1%

Costco Wholesale Corp.	4,808	681,534
Wal-Mart Stores Inc.	17,051	1,464,340
		2,145,874

Independent Power Producers & Energy Traders — 0.1%

AES Corp.	7,200	99,144
NRG Energy Inc.	3,615	97,424
		196,568

Industrial Conglomerates — 2.3%

3M Co.	6,989	1,148,432
Danaher Corp.	6,700	574,257

See Notes to Schedules of Investments and Notes to Financial Statements.

9

S&P 500 Index Fund

Schedule of Investments	December 31, 2014

	Number of Shares	Fair Value

General Electric Co.	108,486	$2,741,441	(c)
Roper Industries Inc.	1,088	170,109
		4,634,239

Industrial Gases — 0.4%

Air Products & Chemicals Inc.	2,132	307,498
Airgas Inc.	800	92,144
Praxair Inc.	3,065	397,102
		796,744

Industrial Machinery — 0.8%

Dover Corp.	1,858	133,256
Flowserve Corp.	1,600	95,728
Illinois Tool Works Inc.	4,022	380,883
Ingersoll-Rand PLC	2,700	171,153
Pall Corp.	1,178	119,225
Parker-Hannifin Corp.	1,644	211,994
Pentair PLC	2,007	133,305
Snap-on Inc.	609	83,275
Stanley Black & Decker Inc.	1,699	163,240
Xylem Inc.	1,926	73,323
		1,565,382

Industrial REITs — 0.1%

Prologis Inc.	5,629	242,216

Insurance Brokers — 0.3%

Aon PLC	3,234	306,680
Marsh & McLennan Companies Inc.	5,853	335,026
		641,706

Integrated Oil & Gas — 3.7%

Chevron Corp.	20,485	2,298,007
Exxon Mobil Corp.	46,111	4,262,962
Hess Corp.	2,949	217,695
Occidental Petroleum Corp.	8,326	671,159
		7,449,823

Integrated Telecommunication Services — 2.1%

AT&T Inc.	55,935	1,878,857
CenturyLink Inc.	6,062	239,934
Frontier Communications Corp.	11,474	76,532
Verizon Communications Inc.	44,721	2,092,048
Windstream Holdings Inc.	6,243	51,442
		4,338,813

Internet Retail — 1.2%

Amazon.com Inc.	4,097	1,271,504	(a)
Expedia Inc.	1,050	89,628
Netflix Inc.	665	227,171	(a)
The Priceline Group Inc.	588	670,443	(a)
TripAdvisor Inc.	1,150	85,859	(a)
		2,344,605

Internet Software & Services — 3.1%

Akamai Technologies Inc.	1,912	120,380	(a)

	Number of Shares	Fair Value

eBay Inc.	12,329	$691,903	(a)
Facebook Inc., Class A	22,467	1,752,875	(a)
Google Inc., Class A	3,044	1,615,329	(a)
Google Inc., Class C	3,044	1,602,362	(a)
VeriSign Inc.	1,062	60,534	(a)
Yahoo! Inc.	10,189	514,646	(a)
		6,358,029

Investment Banking & Brokerage — 1.0%

E*TRADE Financial Corp.	3,440	83,437	(a)
Morgan Stanley	16,296	632,285
The Charles Schwab Corp.	12,611	380,726
The Goldman Sachs Group Inc.	4,453	863,125
		1,959,573

IT Consulting & Other Services — 1.3%

Accenture PLC, Class A	6,886	614,989
Cognizant Technology Solutions Corp., Class A	6,614	348,293	(a)
International Business Machines Corp.	10,030	1,609,213
Teradata Corp.	1,700	74,256	(a)
		2,646,751

Leisure Products — 0.1%

Hasbro Inc.	1,396	76,766
Mattel Inc.	3,796	117,467
		194,233

Life & Health Insurance — 0.9%

Aflac Inc.	4,802	293,354
Lincoln National Corp.	2,942	169,665
MetLife Inc.	12,219	660,926
Principal Financial Group Inc.	2,977	154,626
Prudential Financial Inc.	5,100	461,346
Torchmark Corp.	1,512	81,905
Unum Group	2,889	100,768
		1,922,590

Life Sciences Tools & Services — 0.4%

Agilent Technologies Inc.	3,585	146,770
PerkinElmer Inc.	1,410	61,659
Thermo Fisher Scientific Inc.	4,228	529,726
Waters Corp.	800	90,176	(a)
		828,331

Managed Healthcare — 1.1%

Aetna Inc.	3,768	334,712
Anthem Inc.	3,011	378,392
Cigna Corp.	2,775	285,575
Humana Inc.	1,727	248,049
UnitedHealth Group Inc.	10,411	1,052,448
		2,299,176

Metal & Glass Containers — 0.1%

Ball Corp.	1,532	104,436
Owens-Illinois Inc.	1,800	48,582	(a)
		153,018

See Notes to Schedules of Investments and Notes to Financial Statements.

10

S&P 500 Index Fund

Schedule of Investments	December 31, 2014

	Number of Shares	Fair Value

Motorcycle Manufacturers — 0.1%

Harley-Davidson Inc.	2,200	$145,002

Movies & Entertainment — 1.7%

The Walt Disney Co.	17,048	1,605,751
Time Warner Inc.	9,107	777,920
Twenty-First Century Fox Inc., Class A	20,500	787,303
Viacom Inc., Class B	4,053	304,988
		3,475,962

Multi-Line Insurance — 0.7%

American International Group Inc.	15,625	875,156
Assurant Inc.	900	61,587
Genworth Financial Inc., Class A	6,100	51,850	(a)
Loews Corp.	3,366	141,439
The Hartford Financial Services Group Inc.	4,604	191,941
		1,321,973

Multi-Sector Holdings — 1.5%

Berkshire Hathaway Inc., Class B	19,718	2,960,658	(a)
Leucadia National Corp.	3,600	80,712
		3,041,370

Multi-Utilities — 1.2%

Ameren Corp.	2,642	121,876
CenterPoint Energy Inc.	4,618	108,200
CMS Energy Corp.	2,700	93,825
Consolidated Edison Inc.	3,181	209,978
Dominion Resources Inc.	6,282	483,086
DTE Energy Co.	1,966	169,803
Integrys Energy Group Inc.	831	64,693
NiSource Inc.	3,615	153,348
PG&E Corp.	5,154	274,399
Public Service Enterprise Group Inc.	5,492	227,424
SCANA Corp.	1,700	102,680
Sempra Energy	2,475	275,616
TECO Energy Inc.	2,700	55,323
Wisconsin Energy Corp.	2,600	137,124
		2,477,375

Office REITs — 0.1%

Boston Properties Inc.	1,698	218,516

Office Services & Supplies — 0.0%*

Pitney Bowes Inc.	2,032	49,520

Oil & Gas Drilling — 0.2%

Diamond Offshore Drilling Inc.	900	33,039
Ensco PLC, Class A	2,700	80,865
Helmerich & Payne Inc.	1,200	80,904
Nabors Industries Ltd.	2,700	35,046
Noble Corporation PLC	3,054	50,605
Transocean Ltd.	3,804	69,727
		350,186

	Number of Shares	Fair Value

Oil & Gas Equipment & Services — 1.2%

Baker Hughes Inc.	4,598	$257,810
Cameron International Corp.	2,280	113,886	(a)
FMC Technologies Inc.	2,586	121,128	(a)
Halliburton Co.	8,967	352,672
National Oilwell Varco Inc.	4,600	301,438
Schlumberger Ltd.	14,174	1,210,602
		2,357,536

Oil & Gas Exploration & Production — 2.0%

Anadarko Petroleum Corp.	5,557	458,452
Apache Corp.	4,148	259,955
Cabot Oil & Gas Corp.	4,500	133,245
Chesapeake Energy Corp.	5,615	109,886
Cimarex Energy Co.	1,000	106,000
ConocoPhillips	13,414	926,371
Denbury Resources Inc.	3,800	30,894
Devon Energy Corp.	4,192	256,592
EOG Resources Inc.	6,000	552,420
EQT Corp.	1,714	129,750
Marathon Oil Corp.	7,642	216,192
Murphy Oil Corp.	2,000	101,040
Newfield Exploration Co.	1,300	35,256	(a)
Noble Energy Inc.	3,700	175,491
Pioneer Natural Resources Co.	1,600	238,160
QEP Resources Inc.	1,900	38,418
Range Resources Corp.	1,800	96,210
Southwestern Energy Co.	4,100	111,889	(a)
		3,976,221

Oil & Gas Refining & Marketing — 0.5%

Marathon Petroleum Corp.	2,995	270,329
Phillips 66	6,061	434,573
Tesoro Corp.	1,400	104,090
Valero Energy Corp.	5,600	277,200
		1,086,192

Oil & Gas Storage & Transportation — 0.7%

Kinder Morgan Inc.	18,584	786,289
ONEOK Inc.	2,400	119,496
Spectra Energy Corp.	6,977	253,265
The Williams Companies Inc.	7,386	331,927
		1,490,977

Packaged Foods & Meats — 1.4%

Campbell Soup Co.	1,915	84,260
ConAgra Foods Inc.	4,568	165,727
General Mills Inc.	6,436	343,232
Hormel Foods Corp.	1,400	72,940
Kellogg Co.	2,890	189,122
Keurig Green Mountain Inc.	1,300	172,113
Kraft Foods Group Inc.	6,530	409,170
McCormick & Company Inc.	1,400	104,020
Mead Johnson Nutrition Co.	2,150	216,161
Mondelez International Inc., Class A	18,405	668,562
The Hershey Co.	1,681	174,706

See Notes to Schedules of Investments and Notes to Financial Statements.

11

S&P 500 Index Fund

Schedule of Investments	December 31, 2014

	Number of Shares	Fair Value

The JM Smucker Co.	1,147	$115,824
Tyson Foods Inc., Class A	3,200	128,288
		2,844,125

Paper Packaging — 0.1%

Avery Dennison Corp.	1,086	56,342
MeadWestvaco Corp.	1,800	79,902
Sealed Air Corp.	2,314	98,183
		234,427

Paper Products — 0.1%

International Paper Co.	4,775	255,845

Personal Products — 0.1%

Avon Products Inc.	5,228	49,091
The Estee Lauder Companies Inc., Class A	2,479	188,900
		237,991

Pharmaceuticals — 6.1%

AbbVie Inc.	17,373	1,136,889
Actavis PLC	2,899	746,232	(a)
Allergan Inc.	3,230	686,666
Bristol-Myers Squibb Co.	18,126	1,069,978
Eli Lilly & Co.	10,746	741,367
Hospira Inc.	1,839	112,639	(a)
Johnson & Johnson	30,539	3,193,463
Mallinckrodt PLC	1,300	128,739	(a)
Merck & Company Inc.	31,150	1,769,009
Mylan Inc.	4,204	236,979	(a)
Perrigo Company PLC	1,475	246,561
Pfizer Inc.	68,443	2,131,999
Zoetis Inc.	5,546	238,644
		12,439,165

Property & Casualty Insurance — 0.9%

ACE Ltd.	3,700	425,056
Cincinnati Financial Corp.	1,692	87,696
The Allstate Corp.	4,786	336,217
The Chubb Corp.	2,591	268,091
The Progressive Corp.	6,073	163,910
The Travelers Companies Inc.	3,665	387,940
XL Group PLC	3,000	103,110
		1,772,020

Publishing — 0.1%

Gannett Company Inc.	2,570	82,060
News Corp., Class A	5,300	83,157	(a)
		165,217

Railroads — 1.0%

CSX Corp.	10,809	391,610
Kansas City Southern	1,200	146,436
Norfolk Southern Corp.	3,445	377,606
Union Pacific Corp.	9,622	1,146,269
		2,061,921

	Number of Shares	Fair Value

Real Estate Services — 0.1%

CBRE Group Inc., Class A	3,044	$104,257	(a)

Regional Banks — 0.9%

BB&T Corp.	8,000	311,120
Fifth Third Bancorp	9,116	185,738
Huntington Bancshares Inc.	8,934	93,986
KeyCorp	9,628	133,829
M&T Bank Corp.	1,506	189,184
Regions Financial Corp.	14,968	158,062
SunTrust Banks Inc.	5,829	244,235
The PNC Financial Services Group Inc.	5,939	541,815
Zions Bancorporation	1,900	54,169
		1,912,138

Research & Consulting Services — 0.1%

Equifax Inc.	1,300	105,131
Nielsen N.V.	3,300	147,609
The Dun & Bradstreet Corp.	400	48,384
		301,124

Residential REITs — 0.4%

Apartment Investment & Management Co., Class A	1,831	68,021
AvalonBay Communities Inc.	1,372	224,171
Equity Residential	3,808	273,567
Essex Property Trust Inc.	700	144,620
		710,379

Restaurants — 1.1%

Chipotle Mexican Grill Inc.	300	205,353	(a)
Darden Restaurants Inc.	1,429	83,782
McDonald’s Corp.	10,718	1,004,277
Starbucks Corp.	8,198	672,646
Yum! Brands Inc.	4,874	355,071
		2,321,129

Retail REITs — 0.5%

General Growth Properties Inc.	6,000	168,780
Kimco Realty Corp.	4,531	113,909
Simon Property Group Inc.	3,379	615,350
The Macerich Co.	1,544	128,785
		1,026,824

Security & Alarm Services — 0.1%

The ADT Corp.	2,050	74,272
Tyco International PLC	4,700	206,142
		280,414

Semiconductor Equipment — 0.3%

Applied Materials Inc.	13,494	336,270
KLA-Tencor Corp.	1,900	133,608
Lam Research Corp.	1,825	144,796
		614,674

See Notes to Schedules of Investments and Notes to Financial Statements.

12

S&P 500 Index Fund

Schedule of Investments	December 31, 2014

	Number of Shares	Fair Value

Semiconductors — 2.1%

Altera Corp.	3,500	$129,290
Analog Devices Inc.	3,400	188,768
Avago Technologies Ltd.	2,800	281,652
Broadcom Corp., Class A	5,834	252,787
First Solar Inc.	910	40,581	(a)
Intel Corp.	53,430	1,938,975
Linear Technology Corp.	2,600	118,560
Microchip Technology Inc.	2,200	99,242
Micron Technology Inc.	11,726	410,527	(a)
NVIDIA Corp.	6,000	120,300
Texas Instruments Inc.	11,582	619,232
Xilinx Inc.	2,987	129,307
		4,329,221

Soft Drinks — 1.9%

Coca-Cola Enterprises Inc.	2,518	111,346
Dr Pepper Snapple Group Inc.	2,100	150,528
Monster Beverage Corp.	1,500	162,525	(a)
PepsiCo Inc.	16,281	1,539,531
The Coca-Cola Co.	42,603	1,798,699
		3,762,629

Specialized Consumer Services — 0.1%

H&R Block Inc.	3,092	104,139

Specialized Finance — 0.5%

CME Group Inc.	3,492	309,566
Intercontinental Exchange Inc.	1,247	273,455
McGraw Hill Financial Inc.	2,994	266,406
Moody’s Corp.	2,084	199,668
The NASDAQ OMX Group Inc.	1,200	57,552
		1,106,647

Specialized REITs — 0.7%

American Tower Corp.	4,300	425,055
Crown Castle International Corp.	3,700	291,190
Iron Mountain Inc.	1,886	72,913
Plum Creek Timber Company Inc.	2,100	89,859
Public Storage	1,606	296,869
Weyerhaeuser Co.	6,005	215,519
		1,391,405

Specialty Chemicals — 0.6%

Ecolab Inc.	3,002	313,769
International Flavors & Fragrances Inc.	847	85,852
PPG Industries Inc.	1,503	347,418
Sigma-Aldrich Corp.	1,328	182,295
The Sherwin-Williams Co.	863	227,003
		1,156,337

Specialty Stores — 0.2%

PetSmart Inc.	1,100	89,424
Staples Inc.	7,050	127,746
Tiffany & Co.	1,229	131,331
Tractor Supply Co.	1,500	118,230
		466,731

	Number of Shares	Fair Value

Steel — 0.1%

Allegheny Technologies Inc.	1,351	$46,974
Nucor Corp.	3,583	175,746
		222,720

Systems Software — 3.0%

CA Inc.	3,403	103,621
Microsoft Corp.	89,183	4,142,550
Oracle Corp.	35,085	1,577,773
Red Hat Inc.	2,000	138,280	(a)
Symantec Corp.	7,764	199,186
		6,161,410

Technology Hardware, Storage & Peripherals — 4.6%

Apple Inc.	63,936	7,057,256	(d)
EMC Corp.	22,056	655,946
Hewlett-Packard Co.	20,357	816,926
NetApp Inc.	3,596	149,054
SanDisk Corp.	2,500	244,950
Seagate Technology PLC	3,594	239,001
Western Digital Corp.	2,400	265,680
		9,428,813

Thrifts & Mortgage Finance — 0.1%

Hudson City Bancorp Inc.	5,300	53,636
People’s United Financial Inc.	3,200	48,576
		102,212

Tires & Rubber — 0.0%*

The Goodyear Tire & Rubber Co.	2,619	74,825

Tobacco — 1.4%

Altria Group Inc.	21,324	1,050,633
Lorillard Inc.	3,933	247,543
Philip Morris International Inc.	16,819	1,369,908
Reynolds American Inc.	3,415	219,482
		2,887,566

Trading Companies & Distributors — 0.2%

Fastenal Co.	3,100	147,436
United Rentals Inc.	1,000	102,010	(a)
WW Grainger Inc.	682	173,835
		423,281

Trucking — 0.0%*

Ryder System Inc.	631	58,588

Total Common Stock (Cost $108,300,116)		198,787,969

Short-Term Investments — 2.1%
State Street Institutional U.S. Government Money Market Fund —Premier Class 0.00% (Cost $4,172,738)		4,172,738	(e,f)

See Notes to Schedules of Investments and Notes to Financial Statements.

13

S&P 500 Index Fund

Schedule of Investments	December 31, 2014

Fair Value

Total Investments (Cost $112,472,854)	$202,960,707

Other Assets and Liabilities, net — 0.1%	301,459

NET ASSETS — 100.0%	$203,262,166

Other Information:

The Fund had the following long futures contracts open at December 31, 2014:

Description	Expiration date	Number of Contracts	Current Notional Value	Unrealized Appreciation
S&P 500 Emini Index Futures	March 2015	49	$5,028,380	$150,303

See Notes to Schedules of Investments and Notes to Financial Statements.

14

Notes to Schedule of Investments	December 31, 2014

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities cited may not be representative of the Fund’s future investments and should not be construed as a recommendation to purchase or sell a particular security. See the Fund’s summary prospectus and statutory prospectus for complete descriptions of investment objectives, policies, risks and permissible investments.

(a)	Non-income producing security.

(b)	State Street Corp. is the parent company of State Street Bank & Trust Co., the Fund’s sub-administrator, custodian and accounting agent.

(c)	General Electric Co. is the parent company of GE Asset Management Incorporated (“GEAM”), the Fund’s investment adviser.
(d)	At December 31, 2014, all or a portion of this security was pledged to cover collateral requirements for futures.

(e)	Sponsored by SSgA Funds Management, Inc., the Fund’s sub-advisor and an affiliate of State Street Bank & Trust Co., the Fund’s sub-administrator, custodian and accounting agent.

(f)	Coupon amount represents effective yield.

†	Percentages are based on net assets as of December 31, 2014.

*	Less than 0.05%.

Abbreviations:

REIT	Real Estate Investment Trust

15

Financial Highlights

Selected data based on a share outstanding throughout the fiscal years indicated

	12/31/14		12/31/13		12/31/12		12/31/11		12/31/10
Inception date	—		—		—		—		4/15/85
Net asset value, beginning of period	$32.83		$25.29		$22.31		$22.37		$19.82
Income/(loss) from investment operations:
Net investment income	0.61		0.55		0.52		0.44		0.40
Net realized and unrealized gains/(losses) on investments	3.76		7.53		2.98		(0.06)		2.54
Total income from investment operations	4.37		8.08		3.50		0.38		2.94
Less distributions from:
Net investment income	0.60		0.54		0.52		0.44		0.39
Total distributions	0.60		0.54		0.52		0.44		0.39
Net asset value, end of period	$36.60		$32.83		$25.29		$22.31		$22.37
TOTAL RETURN(a)	13.28%		31.97%		15.70%		1.71%		14.84%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$203,262		$206,556		$183,040		$179,556		$217,344
Ratios to average net assets:
Net investment income	1.65%		1.75%		1.93%		1.73%		1.79%
Net expenses	0.41%	(b)(c)	0.35%	(b)(c)	0.38%	(b)(c)	0.40%	(b)(c)	0.33%	(b)(c)
Gross expenses	0.46%		0.40%		0.43%		0.45%		0.38%
Portfolio turnover rate	2%		3%		6%		3%		4%

Notes to Financial Highlights

(a)	Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions and do not include the effect of insurance contract charges. Past performance does not guarantee future results.
(b)	Includes contractual management fee waiver related to the Fund’s investments in the GE Institutional Money Market Fund (the “Fund”). The fee waiver agreement was terminated effective June 30, 2014 with the closure of the Fund.
(c)	Reflects GE Asset Management’s contractual arrangement with the Company to limit the advisory and administrative fee charged to the Fund to 0.30% of the average daily net assets of the Fund.

The accompanying Notes are an integral part of these financial statements.

16

Statement of Assets and Liabilities December 31, 2014

ASSETS
Investments in securities, at Fair Value (cost $104,953,469)	$196,046,528
Investments in affiliated securities, at Fair Value (cost $3,346,647)	2,741,441
Short-term investments, at Amortized Cost	4,172,738
Cash	1,155
Restricted cash	225,400
Income receivables	266,377
Receivable for fund shares sold	11,471
Other assets	1,461
Total assets	203,466,571

LIABILITIES
Payable for fund shares redeemed	41,710
Payable to GEAM	52,021
Accrued other expenses	51,140
Variation margin payable	59,534
Total liabilities	204,405
NET ASSETS	$203,262,166

NET ASSETS CONSIST OF:
Capital paid in	$133,910,829
Undistributed (distributions in excess of) net investment income	(1,618)
Accumulated net realized loss	(21,285,201)
Net unrealized appreciation (depreciation) on:
Investments	90,487,853
Futures	150,303
NET ASSETS	$203,262,166

Shares outstanding ($0.01 par value; unlimited shares authorized)	5,553,672
Net asset value per share	$36.60

The accompanying Notes are an integral part of these financial statements.

17

Statement of Operations For the year ended December 31, 2014

INVESTMENT INCOME
Income
Dividend	$4,059,971
Interest	6
Income from affiliated investments	102,261
Less: Foreign taxes withheld	(407)
Total income	4,161,831

Expenses
Advisory and administration fees	716,761
Directors’ fees	8,560
Litigation fees	81,098
Custody and accounting expenses	51,294
Professional fees	24,363
Other expenses	44,102
Total expenses before waivers	926,178
Less: Fees waived by the adviser	(101,750)
Net expenses	824,428
Net investment income	$3,337,403

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (loss) on:
Investments	$14,805,884
Affiliated investments	(58,170)
Futures	505,553

Increase (decrease) in unrealized appreciation/depreciation on:
Investments	6,625,276
Futures	26,798
Net realized and unrealized gain (loss) on investments	21,905,341
Net increase in net assets resulting from operations	$25,242,744

The accompanying Notes are an integral part of these financial statements.

18

Statements of Changes in Net Assets
	Year Ended December 31, 2014	Year Ended December 31, 2013

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$3,337,403	$3,408,226
Net realized gain (loss) on investments, futures and foreign currency transactions	15,253,267	7,925,223
Net increase (decrease) in unrealized appreciation/depreciation on investments and futures	6,652,074	42,425,862
Net increase (decrease) from operations	25,242,744	53,759,311
Distributions to shareholders from:
Net investment income	(3,267,833)	(3,372,501)
Total distributions	(3,267,833)	(3,372,501)
Increase (decrease) in assets from operations and distributions	21,974,911	50,386,810
Share transactions:
Proceeds from sale of shares	4,595,229	12,856,923
Value of distributions reinvested	3,267,833	3,372,501
Cost of shares redeemed	(33,131,459)	(43,100,366)
Net increase (decrease) from share transactions	(25,268,397)	(26,870,942)
Total increase (decrease) in net assets	(3,293,486)	23,515,868

NET ASSETS
Beginning of year	206,555,652	183,039,784
End of year	$203,262,166	$206,555,652
Undistributed (distributions in excess of) net investment income, end of year	$(1,618)	$(936)

CHANGES IN FUND SHARES
Shares sold	132,481	430,062
Issued for distributions reinvested	88,463	103,103
Shares redeemed	(958,485)	(1,479,380)
Net decrease in fund shares	(737,541)	(946,215)

The accompanying Notes are an integral part of these financial statements.

19

Notes to Financial Statements	December 31, 2014
1.	Organization of the Company

GE Investments Funds, Inc. (the “Company”) was incorporated under the laws of the Commonwealth of Virginia on May 14, 1984 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is composed of eleven investment portfolios (collectively the “Funds”), although only the following eight are currently being offered: U.S. Equity Fund, S&P 500 Index Fund (the “Fund”), Premier Growth Equity Fund, Core Value Equity Fund, Small-Cap Equity Fund, Total Return Fund, Income Fund and Real Estate Securities Fund. Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies.

Shares of the Funds of the Company are offered only to insurance company separate accounts that fund certain variable life insurance contracts and variable annuity contracts. GE Asset Management Incorporated (“GEAM”) is the investment adviser and administrator of each of the Funds.

2.	Summary of Significant Accounting Policies

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

Subsequent events after the balance sheet date through the date the financial statements were issued have been evaluated in the preparation of the financial statements. There are no items to report.

The following summarizes the significant accounting policies of the Company:

Securities Valuation and Transactions All investments in securities are recorded at their estimated fair value, as described in Note 3.

Securities transactions are accounted for as of the trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for both financial statement and federal tax purposes.

Derivatives The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund may enter into derivative transactions (such as futures) to gain market exposure to a certain type of broad-based index as an alternative to investing directly in the securities representing such index.

Futures Contracts A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. During the year ended December 31, 2014, the Fund invested in stock index futures contracts to gain equity exposure for accumulating and residual cash positions. Buying futures tends to increase a Fund’s exposure to the underlying instrument while selling futures tends to decrease a Fund’s exposure to the underlying instrument, or hedge other Fund investments. With futures contracts, there is minimal counterparty credit risk to the Fund since futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all traded futures, guarantees the futures against default. The Fund’s risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts’ terms and changes in the liquidity of the secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade.

Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the fair value of the underlying security. The Fund records an unrealized gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may incur a loss. The Fund recognizes a realized gain or loss on the expiration or closing of a futures contract.

Investment Income Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions which are recorded as soon after the ex-dividend date as such information becomes available. Withholding taxes on foreign dividends, if any, have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Interest income is recorded on the accrual basis. Accretion of discounts and amortization of premiums on taxable

20

Notes to Financial Statements	December 31, 2014

bonds are to the call or maturity date, whichever is shorter, using the effective yield method.

Expenses Fund specific expenses are charged to the Fund that incurs such expenses. Such expenses may include custodial fees, legal and accounting fees, printing costs and registration fees. Expenses that are not fund specific are allocated pro rata across the Funds. Expenses of the Fund are generally paid directly by the Fund, however, expenses may be paid by GEAM and reimbursed by the Fund.

Federal Income Taxes The Fund intends to comply with all sections of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) applicable to regulated investment companies, including the distribution of substantially all of its taxable net investment income and net realized capital gains to its shareholders. Therefore, no provision for federal income tax has been made. The Fund is treated as a separate taxpayer for federal income tax purposes.

3.	Securities Valuation

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a framework for measuring fair value and providing related disclosures. Broadly, the framework requires fair value to be determined based on the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants at the measurement date. In the absence of active markets for the identical assets or liabilities, such measurements involve developing assumptions based on market observable data and, in the absence of such data, internal information that is consistent with what market participants would use in a hypothetical transaction that occurs at the measurement date. It also establishes a three-level valuation hierarchy based upon observable and non-observable inputs.

Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect our market assumptions. Preference is given to observable inputs. These two types of inputs create the following fair value hierarchy:

Level 1 — Quoted prices for identical investments in active markets.

Level 2 — Quoted prices for similar investments in active markets; quoted prices for identical or similar investments in markets that are not active; and model-

derived valuations whose inputs are observable or whose significant value drivers are observable.

Level 3 — Significant inputs to the valuation model are unobservable.

Policies and procedures are maintained to value investments using the best and most relevant data available. In addition, pricing vendors are utilized to assist in valuing investments. GEAM performs periodic reviews of the methodologies used by independent pricing services including price validation of individual securities.

Fair Value Measurement The following section describes the valuation methodologies the Fund uses to measure different financial investments at fair value.

The Fund’s portfolio securities are valued generally on the basis of market quotations. Equity securities generally are valued at the last reported sale price on the primary market in which they are traded. Portfolio securities listed on NASDAQ are valued using the NASDAQ Official Closing Price. Level 1 securities primarily include publicly-traded equity securities. If no sales occurred on the exchange or NASDAQ that day, the portfolio security generally is valued using the last reported bid price. In those circumstances the Fund typically classifies the investment securities in Level 2.

Short-term securities of sufficient credit quality with remaining maturities of sixty days or less at the time of purchase are typically valued on the basis of amortized cost which approximates fair value and these are included in Level 2. If it is determined that amortized cost does not approximate fair value, securities may be valued based on dealer supplied valuations or quotations. In these infrequent circumstances, pricing services may provide the Fund with valuations that are based on significant unobservable inputs, and in those circumstances the investment securities are classified in Level 3.

Investments in Registered Investment Companies are valued at the published daily net asset value and classified in Level 1.

If prices are not readily available for a portfolio security, or if it is believed that a price for a portfolio security does not represent its fair value, the security may be valued using procedures approved by the Fund’s Board of Directors that are designed to establish its “fair” value. These securities are typically classified in Level 3. Those procedures require that the fair value of a security be established by a valuation committee of GEAM. The valuation committee follows different protocols for different types of investments and circumstances. The fair value procedures may be used to value any investment of the Fund in the appropriate circumstances.

21

Notes to Financial Statements	December 31, 2014

Fair value determinations generally are used for securities whose value is affected by a significant event that will materially affect the value of a security and which occurs subsequent to the time of the close of the principal market on which such security trades but prior to the calculation of the Fund’s net asset value (“NAV”).

The value established for such a portfolio security valued other than by use of a market quotation (as described above) may be different than what would be produced through the use of market quotations or another methodology. Portfolio securities that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio security for the value established for it at any time and it is possible that the Fund would incur a loss because a portfolio security is sold at a discount to its established value.

Other financial investments are derivative instruments that are not reflected in total investments, such as futures, forwards, swaps, and written options contracts, which are valued based on fair value as discussed above.

The Fund uses closing prices for derivatives included in Level 1, which are traded either on exchanges or liquid over-the-counter markets. Derivative assets and liabilities included in Level 2 primarily represent interest rate swaps, cross-currency swaps and foreign currency and commodity forward and option contracts. Derivative assets and liabilities included in Level 3 primarily represent interest rate products that contain embedded optionality or prepayment features.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following table presents the Fund’s investments measured at fair value on a recurring basis at December 31, 2014:

Investments	Level 1	Level 2	Level 3	Total
Investments in Securities†
Common Stock	$198,787,969	$—	$—	$198,787,969
Short-Term Investments	4,172,738	—	—	4,172,738

Total Investments in Securities	$202,960,707	$—	$—	$202,960,707

Other Financial Instruments*
Long Futures Contracts — Unrealized Appreciation	$150,303	$—	$—	$150,303

†	See Schedule of Investments for industry classification.
*	Other financial instruments include derivative instruments such as futures contracts. Amounts shown represent unrealized appreciation (depreciation), at period end.

There were no transfers between fair value levels during the period. Transfers between fair value levels are considered to occur at the beginning of the period.

4.	Derivatives Transactions

Shown below are the derivative contracts entered into by the Fund, summarized by primary risk exposure as they appear on the Statement of Assets and Liabilities, none of which are accounted for as hedging instruments under FASB Accounting Standards Codification (“ASC”) No. 815 Derivatives and Hedging as of December 31, 2014.

	Asset Derivatives December 31, 2014		Liability Derivatives December 31, 2014
Derivatives not accounted for as hedging instruments under ASC 815	Location in the Statement of Assets and Liabilities	Fair Value ($)	Location in the Statement of Assets and Liabilities	Fair Value ($)
Equity Contracts	Assets, Net Assets — Net Unrealized Appreciation/ (Depreciation) on Futures	150,303*	Liabilities, Net Assets — Net Unrealized Appreciation/ (Depreciation) on Futures	—

*	Includes cumulative unrealized appreciation/(depreciation) of futures contracts as reported in the Schedule of Investments and within the components of the net assets section of the Statement of Assets and Liabilities. Only the current day’s variation margin is reported within the Assets and/or Liabilities section on the Statement of Assets and Liabilities.

22

Notes to Financial Statements	December 31, 2014

Shown below are the effects of derivative instruments on the Fund’s Statement of Operations, summarized by primary risk exposure, none of which are accounted for as hedging instruments under ASC 815.

Derivatives not accounted for as hedging instruments under ASC 815	Location in the Statement of Operations	Total Notional Amount of Futures Contracts Purchased/(Sold) ($)	Realized Gain (Loss) on Derivatives Recognized in Income ($)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income ($)
Equity Contracts	Realized gain (loss) on Futures, Increase (decrease) in unrealized appreciation/ (depreciation) on Futures	25,896,290/ (24,530,131)	505,553	26,798

During the year ended December 31, 2014, the Fund had an average notional value of $4,023,935 on long futures contracts. Please refer to the table following the Portfolio of Investments for open futures contracts at December 31, 2014.

5.	Compensation and Fees Paid to Affiliates

GEAM, a registered investment adviser, was retained by the Company’s Board of Directors effective May 1, 1997 to act as investment adviser and administrator of the Fund. GEAM’s compensation for investment advisory and administrative services (“Management Fee”) is paid monthly based on the average daily net assets of the Fund at an annualized rate of 0.35%.

GEAM has entered into a contractual arrangement with the Company to limit the Management Fee charged to the Fund to 0.30% of the average daily net assets of the Fund (the “Management Fee Limitation Agreement”). Unless terminated or amended, this Management Fee Limitation Agreement will continue in effect until April 30, 2015. The Management Fee Limitation Agreement can be amended or terminated only with the approval of the Company’s Board of Directors and GEAM.

GEAM had a contractual arrangement with the Fund to waive a portion of the Fund’s Management Fee in the amount equal to the management fee earned by GEAM with respect to the Fund’s investment in the GE Institutional Money Market Fund (the “Fee Waiver Agreement”). Effective June 26, 2014, the State Street Institutional U.S. Government Money Market Fund replaced the GE Institutional Money Market Fund as the cash sweep vehicle for the Fund’s cash holdings. As a result, the Fee Waiver Agreement was terminated effective June 30, 2014 with the closure of the Fund.

Directors’ Compensation The Fund pays no compensation to its directors who are officers or employees of GEAM or its affiliates. Directors who are not such officers or employees also serve in a similar capacity for other funds advised by GEAM. Compensation paid to non-interested Directors are reflected on the Statement of Operations. These fees are allocated pro rata across all of the mutual fund platforms served by the Directors, including the Fund, and are based upon the relative net assets of each fund within such platforms.

6.	Sub-Advisory Fees

Pursuant to an investment sub-advisory agreement with GEAM, SSgA Funds Management, Inc. (“SSgA FM”) is the sub-adviser to the Fund. SSgA FM is responsible for the day-to-day portfolio management of the assets of the Fund, including the responsibility for making decisions to buy, sell or hold a particular security, under the general supervision of GEAM and the Board. For their services, GEAM pays SSgA FM monthly sub-advisory fees which are calculated as a percentage of the average daily net assets of the Fund.

7.	Investment Transactions

Purchases and Sales of Securities The cost of purchases and the proceeds from sales of investments, other than short-term securities, for the year ended December 31, 2014, were as follows:

Non-U.S. Government Securities
Purchases	Sales
$4,052,280	$30,552,608

23

Notes to Financial Statements	December 31, 2014

Affiliated Investments Transactions with affiliated investments for the year ended ended December 31, 2014 were as follows:

Security	Value, Beginning of Period	Cost of Purchases	Proceeds from Sales	Dividend/Interest Income	Realized gain (loss)	Value, end of period
General Electric, Common Stock	$3,520,260	$—	$(447,133)	$102,261	$(58,170)	$2,741,441

8.	Income Taxes

The Fund is subject to ASC 740, Income Taxes. ASC 740 provides guidance for financial accounting and reporting for the effects of income taxes that result from an entity’s activities during the year. ASC 740 also provides guidance regarding how certain uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. ASC 740 requires evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more likely than not” of being sustained by the applicable tax authority. There are no adjustments to the Fund’s net assets required under ASC 740. The Fund’s 2011, 2012, 2013, and 2014 fiscal years tax returns are still open to examination by the Federal and applicable state tax authorities.

At December 31, 2014, information on the tax cost of investments and distributable earnings on a tax basis was as follows:

Cost of Investments For Tax Purposes	Gross Tax		Net Tax Appreciation/ (Depreciation)		Undistributed
	Appreciation	Depreciation	Investments	Derivatives/ Currency	Income	Accum. Capital Gain/(Loss)	Late-Year Losses
$120,181,394	$85,929,105	$(3,149,792)	$82,779,313	$150,303	$17,488	$(13,445,464)	$—

As of December 31, 2014, the Fund had capital loss carryovers, as indicated below. Capital loss carryovers are available to offset future realized capital gains to the extent provided in the Internal Revenue Code and regulations thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable that gains offset will not be distributed to shareholders.

Amount
Short-Term	Long-Term	Expires
$10,372,020	$—	12/31/2017
3,073,444	—	12/31/2018

These amounts will be available to offset future taxable capital gains. Under the Regulated Investment Company Modernization Act of 2010, a Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

During the year ended December 31, 2014, the Fund utilized $14,935,948 of prior year capital loss carryovers.

Any qualified late-year loss is deemed to arise on the first day of the Fund’s next tax year (if the Fund elects to defer such loss). Under this regime, generally, the Fund can elect to defer any post-October capital loss and/or any late-year ordinary loss as defined by the Internal Revenue Code.

The Fund incurred no such losses for the year ended December 31, 2014.

The tax character of distributions paid during the years ended December 31, 2014 and December 31, 2013 were as follows:

Year	Ordinary Income	Long-Term Capital Gains	Total
2014	$3,267,833	$—	$3,267,833
2013	3,372,501	—	3,372,501

24

Notes to Financial Statements	December 31, 2014

Distributions to Shareholders The Fund declares and pays any dividends from net investment income annually. The Fund declares and pays any net realized capital gains in excess of capital loss carryforwards distributions annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include (but are not limited to) investments in futures, distributions from Real Estate Investment Trusts (REITs) and other equity investments, litigation proceeds, investments in passive foreign investment companies and losses deferred due to wash sale transactions. Reclassifications due to permanent book/tax differences are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or the NAV of the Fund. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

The reclassifications for the year ended December 31, 2014 were as follows:

Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)	Unrealized Gain	Capital Paid In
$(70,252)	$48,385	$4,645	$17,222

25

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Directors

GE Investment Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the S&P 500 Index Fund (the “Fund”), a series of GE Investment Funds, Inc., as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of S&P 500 Index Fund as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 18, 2015

26

Tax Information	(Unaudited)

The amounts presented herein may differ from amounts presented elsewhere in the financial statements due to differences between tax and financial accounting principles. Please consult a tax advisor if you have any questions about Federal or State income tax laws or on how to prepare your tax returns. If you have specific questions about your Fund account, please consult your investment representative.

27

Advisory and Administrative Agreement Renewal	(Unaudited)

The Board of Directors of the GE Investments Funds, Inc. (the “Board”), including the independent Board members, considered and unanimously approved the continuance for an additional year of the Fund’s Investment Advisory and Administration Agreement with GE Asset Management Incorporated (“GEAM”) and the Investment Sub-Advisory Agreement with the Fund’s sub-adviser, SSGA Funds Management, Inc. (“SSGA FM”), at meetings held on December 17 and December 19, 2014.

In considering whether to approve the Fund’s investment advisory and sub-advisory agreements, the Board members considered and discussed a substantial amount of information and analysis provided, at the Board’s request, by GEAM and SSGA FM. The Board members also considered detailed information regarding performance and expenses of other investment companies, including those with similar investment strategies and sizes, which was prepared by independent third party provider Morningstar, Inc. (“Morningstar”). The Board members reviewed the fees charged by GEAM for other mutual funds that employ a similar investment strategy as the Fund. The Board had the opportunity to ask questions and request additional information in connection with its considerations.

Before approving the Fund’s investment advisory and sub-advisory agreements, the independent Board members reviewed the information provided with management of GEAM and with their independent legal counsel. The Board members also reviewed memorandums prepared by independent legal counsel discussing the legal standards for the consideration of the proposed continuances. The independent Board members discussed the proposed continuances in detail during a private session with their independent legal counsel at which no representatives of GEAM or SSGA FM were present. The independent Board members and their independent legal counsel requested, received and considered additional information from GEAM following these sessions.

In advance of the meetings, and in response to their request, the Board members received from GEAM written responses to their inquiries, which included substantial exhibits and other materials related to GEAM’s business and the services it provides to the Fund. Also in advance of the meetings, the Board members received from SSGA FM a written response to a letter of inquiry prepared by GEAM at the Board’s request, which included substantial exhibits and other materials related to the business of, and services provided by, SSGA FM. The Board members took into account their experience as Board members and particularly their previous consideration of these types of agreements. When feasible, information was presented in a manner to facilitate comparison to prior periods and to reflect certain enhancements to GEAM’s infrastructure, systems, research and analytics capabilities and shareholder servicing model. To focus their review, the Board members asked GEAM management and SSGA FM, in their oral presentations and/or written materials, to highlight material differences from the information presented in recent years.

During the meetings, the Board members had an opportunity to discuss this information with GEAM representatives, including senior executives, representatives from the legal, compliance and finance departments, and investment personnel. The Board members also had an opportunity to hear presentations by representatives of SSGA FM during the past year. The Board members posed questions to these representatives and engaged in substantive discussions with them concerning each of their investment processes.

In reaching their determinations relating to continuance of the Fund’s investment advisory and sub-advisory agreements, the Board members considered all factors that they deemed relevant, including the factors discussed below. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Board member may have attributed different weights to the various factors. In particular, the Board members focused on the following:

The Nature, Extent And Quality Of Services Provided.

The Board members reviewed the services provided by GEAM and SSGA FM, taking into account their past experiences with GEAM and SSGA FM. In connection with their consideration of GEAM’s services, the Board members focused on the favorable attributes of GEAM, including (i) an investment philosophy oriented toward long-term performance; (ii) effective processes used for overseeing sub-advisers; (iii) effective processes used for providing Fund administration, including controllership and compliance functions, the optimization of its Fund administration platform and the continued oversight of the performance of other companies that provide services to the Fund and its shareholders; (iv) highly skilled professionals, including analysts, research professionals, traders and portfolio managers with a depth of experience relevant to the Fund; (v) access to significant and enhanced

28

Advisory and Administrative Agreement Renewal	(Unaudited)

technological resources from which the Fund may benefit; and (vi) a favorable history and reputation. The Board members noted that the Fund represents only a small portion of the assets managed by GEAM, but benefits from a full array of services and resources provided by GEAM.

In connection with their consideration of the services provided by SSGA FM, the Board members focused on SSGA FM’s favorable attributes, including its substantial experience managing funds of this type, investment philosophy and discipline, experienced investment and trading personnel, systems and other resources, and favorable history and reputation.

In light of the foregoing, the Board, including the independent Board members, concluded that the services provided by GEAM and SSGA FM continue to be satisfactory.

Investment Performance Of The Fund And The Sub-Adviser.

The Board members considered the investment performance of the Fund for various periods. The Board members reviewed detailed comparisons of the performance of the Fund with the relevant securities index and peer and category groupings of mutual funds prepared by Morningstar with respect to various periods. The Board members also engaged in detailed discussions with GEAM management and representatives of SSGA FM at a prior meeting held during the year about their investment processes and performance results. These discussions focused on the Fund’s investment objective, the number and experience of portfolio management personnel, the Fund’s investment style and approach employed, the likely market cycles for the Fund’s investment style and the reasons for the Fund’s generally competitive performance.

The Board, including the independent Board members, concluded that the Fund’s performance was acceptable overall taking into consideration the factors discussed above.

Cost Of The Services Provided And Profits Realized From The Relationships With The Fund.

The Board members considered the fees paid to GEAM by the Fund, as well as those paid to SSGA FM by GEAM, and the cost of the services provided by GEAM and SSGA FM to the Fund. The Board members reviewed the information they had requested from GEAM and SSGA FM concerning their profitability. The Board members considered the profit margin information for GEAM’s investment company business as a whole, as well as GEAM’s profitability data for the Fund. In this regard, the Board members considered that GEAM has agreed to waive a portion of the fee it charges to the Fund to the extent necessary to maintain a management fee of 0.30% of average daily net assets until April 30, 2015, at which time GEAM intends to continue to extend the waiver for an additional one year period. The Board members reviewed GEAM’s assumptions and the methods of cost allocation used by GEAM in preparing Fund-specific profitability data. The Board members also discussed with GEAM the basis for its belief that the methods of allocation used were reasonable for each area of its business.

Information was presented regarding the financial condition of GEAM and SSGA FM for various past periods. The Board members noted and discussed the additional services provided by GEAM to the Fund compared to other similar mutual funds managed by GEAM, and noted that GEAM, and not the Fund, pays the sub-advisory fees to SSGA FM. GEAM reviewed the services related to overseeing the sub-adviser, including but not limited to having multiple meetings with the sub-adviser during the year to conduct investment performance, risk and compliance reviews. The Board members determined that GEAM and SSGA FM should be entitled to earn a reasonable level of profits for the services they provide to the Fund. The Board members also recognized that GEAM has made and continues to make significant investments in its business in fulfilling its obligations to the Fund and supporting its Fund-related activities.

Based on their review, the Board, including the independent Board members, concluded that they were satisfied that the level of profitability achieved by GEAM and SSGA FM from their relationship with the Fund was not unreasonable or excessive.

The Extent To Which Economies Of Scale Would Be Realized As The Fund Grows And Whether Fee Levels Would Reflect Such Economies Of Scale.

Although the Board noted that the Fund experienced a decrease in assets over the past year, the Board members considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of Fund investors.

The Board members considered the substantial infrastructure investments that GEAM has made with respect to its operations and its commitment to continue

29

Advisory and Administrative Agreement Renewal	(Unaudited)

investing resources to enhance services to the Fund and its shareholders. The Board members recognized the benefits to the Fund of GEAM’s past investment in its operations through expenditures to support its substantial infrastructure, and that, with respect to all GEAM managed mutual funds, GEAM has not yet fully recouped that investment. The Board members also recognized the benefits to the Fund of being able to leverage a favorable cost structure achieved with respect to the Fund’s other operating expenses as a result of GEAM’s large overall base of assets under management and its vendor management practices.

Comparison Of Services To Be Rendered And Fees To Be Paid.

The Board members discussed the respective services provided to the Fund by each of GEAM and SSGA FM, and the fees charged for those services, including the allocation of total advisory fees between them. The Board members reviewed information concerning the fee and expense ratios for the Fund, and comparative information with respect to peer groupings of mutual funds prepared by Morningstar. They discussed that the Fund’s advisory fee and expense ratios were within the applicable peer group ranges, noting the effect of the management fee waiver discussed above. The Board members also reviewed comparative mutual fund and/or other account fee information provided by SSGA FM. The Board, including the independent Board members, concluded that, based on this information, the advisory and sub-advisory fees were reasonable in relation to the services provided to the Fund.

Fall-Out Benefits.

The Board members considered other actual and potential financial benefits that GEAM and SSGA FM may derive from their respective relationships with the Fund, including, to the extent applicable, soft dollar commission benefits generated through Fund portfolio transactions. The Board members noted, however, that the Fund benefits from the vast array of resources available through GEAM, and that the Fund represents only a small portion of the assets managed by GEAM.

Conclusion.

No single factor was determinative to the Board’s decision. Based on their discussion and such other matters as were deemed relevant, the Board, including the independent Board members, concluded that renewal of the investment advisory and sub-advisory agreements was in the best interests of the Fund and its shareholders.

30

Additional Information	(Unaudited)

Information about Directors and Executive Officers:

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Directors. Information pertaining to the directors and officers of the Fund is set forth below.

Interested Directors and Executive Officers

Jeanne M. La Porta

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    49

Position(s) Held with Fund    Director and President

Term of Office and Length of Time Served    Until successor is elected and qualified — Less than 1 year

Principal Occupation(s) During Past 5 Years    Senior Vice President and Commercial Operations Leader at GEAM since March 2014; President of GE Institutional Funds and GE Investments Funds, Inc. since April 2014; President and Trustee of GEAM’s UCITs Funds since March 2014; Senior Vice President and Commercial Administrative Officer at GEAM from April 2010 to March 2014; Vice President of GE Institutional Funds since July 2003; Vice President of Elfun Funds and GE Retirement Savings Plan Funds (formerly GE Savings & Security Funds) since October 2003; Secretary of GE Funds from July 2007 to September 2010 and Vice President from July 2007 to February 2011; Senior Vice President and Deputy General Counsel of GEAM from October 2007 to April 2010; Vice President and Assistant Secretary of Elfun Funds and GE Retirement Savings Plan Funds from July 2003 to June 2010; and Vice President and Associate General Counsel — Marketing and Client Services (formerly Asset Management Services) at GEAM from May 1997 to October 2007.

Number of Portfolios in Fund Complex Overseen by Director    24

Other Directorships Held by Director    Trustee and President of GE Institutional Funds since 2014; Trustee of Elfun Funds since 2014; and Director of GE Investment Distributors, Inc. since June 2011.

Matthew J. Simpson

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    53

Position(s) Held with Fund    Director and Executive Vice President

Term of Office and Length of Time Served    Until successor is elected and qualified — 7 years

Principal Occupation(s) During Past 5 years    Executive Vice President, General Counsel and Secretary of GEAM since July 2007; Secretary of Elfun Funds and GE Retirement Savings Plan Funds (formerly GE Savings & Security Funds) since July 2007; Senior Vice President and General Counsel — Marketing and Client Services (formerly Asset Management Services) of GEAM and Senior Vice President and General Counsel of GE Asset Management Services from February 1997 to July 2007; Vice President and Associate General Counsel of GEAM from October 1992 to February 1997; Secretary of GE Institutional Funds and GE Investments Funds, Inc. from 1997 to July 2007 and Vice President from September 2003 to July 2007; Assistant Secretary of Elfun Funds and GE Retirement Savings Plan Funds from 1998 to July 2007 and Vice President from October 2003 to July 2007; and Secretary of GE Funds from 1993 to July 2007 and Vice President from September 2003 to July 2007.

Number of Portfolios in Fund Complex Overseen by Director    24

Other Directorships Held by Director    Trustee of Elfun Funds, GE Retirement Savings Plan Funds and General Electric Pension Trust since July 2007; Trustee and Executive Vice President of GE Institutional Funds since July 2007; Director of GEAM since July 2007; Trustee and Executive Vice President of GE Funds from July 2007 to February 2011; and Director of GE Investment Distributors, Inc. since June 2011.

31

Additional Information	(Unaudited)

JoonWon Choe

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    45

Position(s) Held with Fund    Vice President & Secretary

Term of Office and Length of Time Served    Until successor is elected and qualified — 4 years

Principal Occupation(s) During Past 5 years    Senior Vice President and Deputy General Counsel at GEAM since March 2011; Vice President and Secretary of GE Institutional Funds since September 2010; Vice President and Assistant Secretary of Elfun Funds and GE Retirement Savings Plan Funds (formerly GE Savings & Security Funds) since September 2010; Senior Vice President and Associate General Counsel at GEAM from June 2010 to March 2011; Vice President and Associate General Counsel of GEAM from November 2005 to June 2010 and Vice President and Secretary of GE Funds from September 2010 to February 2011.

Number of Portfolios in Fund Complex Overseen by Officer    N/A

Other Directorships Held by Officer    N/A

Robert Herlihy

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    47

Position(s) Held with Fund    Chief Compliance Officer

Term of Office and Length of Time Served    Until successor is elected and qualified — 9 years

Principal Occupation(s) During Past 5 years    Chief Compliance Officer of GEAM, GE Institutional Funds, Elfun Funds, and GE Retirement Savings Plan Funds (formerly GE Savings & Security Funds) since July 2005; Chief Compliance Officer of GE Funds from July 2005 to February 2011 and Manager of Fund Administration at GEAM from 2002-2005.

Number of Portfolios in Fund Complex Overseen by Officer    N/A

Other Directorships Held by Officer    N/A

Arthur A. Jensen

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    48

Position(s) Held with Fund    Treasurer

Term of Office and Length of Time Served    Until successor is elected and qualified — 3 years

Principal Occupation(s) During Past 5 Years    Treasurer of GE Institutional Funds, Elfun Funds and GE Retirement Savings Plan Funds (formerly GE Savings & Security Funds) since June 2011; Mutual Funds Controller of GEAM since April 2011; Senior Vice President at Citigroup from 2008 to 2010 and Vice President at JPMorgan from 2005 to 2008.

Number of Portfolios in Fund Complex Overseen by Officer    N/A

Other Directorships Held by Officer    N/A

32

Additional Information	(Unaudited)

Non-Interested Directors

John R. Costantino

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    68

Position(s) Held with Fund    Chairman of the Board

Term of Office and Length of Time Served    Until successor is elected and qualified — 18 years

Principal Occupation(s) During Past 5 years    General Partner, NGN Capital LLC since 2006; and Managing Director, Vice President of Walden Capital Management since 1996.

Number of Portfolios in Fund Complex Overseen by Director    16

Other Directorships Held by Director    Trustee of GE Institutional Funds since 1997; Trustee of Fordham University from 1989 to 1995 and from 2001 to 2007 and Trustee Emeritus since 2007; Trustee of NeuroScience Research Institute since 1986; Trustee of GE Funds from 1993 to February 2011; Director of Artes Medical from 2006 to 2008; and Trustee of Gregorian University Foundation from 1992 to 2007.

R. Sheldon Johnson

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    68

Positions(s) Held with Fund    Director

Term of office and Length of Time served    Until successor is elected and qualified — 3 years

Principal Occupation(s) During Past 5 years    Retired, 2006 to present; Head of Global Institutional Equity Sales and Marketing at Morgan Stanley & Co., Inc. from 2002 to 2006 and Managing Director at Morgan Stanley & Co., Inc. from 1988 to 2006.

Number of Portfolios in Fund Complex Overseen by Director    16

Other Directorships Held by Director    Trustee of GE Institutional Funds since April 2011 and Trustee of St. Lawrence University since 2003.

Donna M. Rapaccioli

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    52

Position(s) Held with Fund    Director

Term of Office and Length of Time Served    Until successor is elected and qualified — 3 years

Principal Occupation(s) During Past 5 Years    Dean of the Gabelli School of Business since 2007 and Accounting professor since 1987 at Fordham University.

Number of Portfolios in Fund Complex Overseen by Officer    16

Other Directorships Held by Director    Trustee of GE Institutional Funds since January 2012 and Trustee of Emmanuel College since 2010.

The Statement of Additional Information for the Funds includes additional information about the Directors and Officers and is available, without charge, upon request by calling 1-800-242-0134.

33

Investment Team	(Unaudited)

Investment Adviser and Administrator

GE Asset Management Incorporated

Board of Directors

John R. Costantino, Chairman

R. Sheldon Johnson

Jeanne M. La Porta

Donna M. Rapaccioli

Matthew J. Simpson

Secretary

JoonWon Choe

Assistant Secretary

Michelle Matzelle

Treasurer

Arthur A. Jensen

Assistant Treasurer

Ryan Hunter

Distributor

GE Investment Distributors, Inc.

Member FINRA and SIPC

Custodian

State Street Bank & Trust Company

At GE Asset Management, we’re dedicated to providing the investment options you’ll need to tailor your financial portfolio to every stage of your life. Each member of the GE Family of Funds is managed according to the same principles of integrity and quality that have guided GE over the past century, and have made it the world-class company that it is today. Each fund draws strength from a heritage of investment management experience that spans more than 80 years. Whether you’re creating a new investment portfolio or adding to an established one, the GE Family of Funds offers an array of professionally managed investment options that will help you meet a lifetime of financial needs.

34

Investment Adviser

GE Asset Management Incorporated

1600 Summer Street

Stamford, CT 06905

or at:

PO Box 7900

Stamford, CT 06904-7900

Distributor

GE Investment Distributors, Inc.

member FINRA and SIPC

1600 Summer Street

Stamford, CT 06905

or at:

PO Box 7900

Stamford, CT 06904-7900

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 1-800-493-3042; (ii) on the Fund’s website at http://www.geam.com; and (iii) on the Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC—information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s website at http://www.geam.com; and (ii) on the Commission’s website at http://www.sec.gov.

GE Investments Funds, Inc.

Small-Cap Equity Fund

Annual Report

December 31, 2014

GE Investments Funds, Inc.

Small-Cap Equity Fund	Contents

This report is prepared for Policyholders of certain variable contracts and may be distributed to others only if preceded or accompanied by the variable contract’s current prospectus and the current prospectus and/or summary prospectus of the Fund available for investments thereunder.

Notes to Performance	December 31, 2014 (Unaudited)

The information provided on the performance page relates to the GE Investments Small-Cap Equity Fund (the “Fund”).

Total return performance shown in this report for the Fund takes into account changes in share price and assumes reinvestment of dividends and capital gains distributions, if any. Total returns shown are net of Fund fees and expenses but do not reflect fees and charges associated with the variable contracts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the Fund’s total returns for all periods shown.

The performance data quoted represents past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Periods less than one year are not annualized. Please call 800-493-3042 or visit the Fund’s website at http://www.geam.com for the most recent month-end performance data.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. An investment in the Fund is subject to risk, including possible loss of principal invested.

The Russell 2000® Index is an unmanaged market capitalization-weighted index consisting of 2,000 of the smallest U.S.-domiciled publicly traded common stocks that are included in the Russell 3000® Index. The Russell 3000® Index is comprised of the 3,000 largest U.S. domiciled companies.

Russell Investment Group owns the Russell Index data, including all applicable trademarks and copyrights, used by GE Asset Management Incorporated in these materials. Any unauthorized use or redistribution of such Russell Index data is strictly prohibited. Russell Investment Group is not responsible for the configuration of this material or for any inaccuracy in GE Asset Management Incorporated’s presentation thereof.

The results shown for the foregoing index assume the reinvestment of net dividends or interest and do not reflect fees, expenses, or taxes. As such, the index returns do not reflect the actual cost of investing in the instruments that comprise each index.

The peer universe of the underlying annuity funds used for the peer group average annual total return calculation is based on a blend of Morningstar peer categories, as shown. Morningstar is an independent mutual fund rating service. A Fund’s performance may be compared to or ranked within a universe of mutual funds with investment objectives and policies similar but not necessarily identical to that of the Fund.

©2015 Morningstar, Inc. All Rights Reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damage or losses relating from any use of this information. Past performance is no guarantee of future results.

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice.

GE Investment Distributors, Inc., Member of FINRA & SIPC, is the principal underwriter and distributor of the GE Investments Funds, Inc. and a wholly owned subsidiary of GE Asset Management Incorporated, the investment adviser of the Fund.

1

Small-Cap Equity Fund	(Unaudited)

David Wiederecht

President and Chief

Investment Officer-

Investment Solutions

Mike Cervi

Senior Vice President

and Managing Director

of Portfolio Construction

The Small-Cap Equity Fund utilizes a multiple sub-adviser Fund structure that utilizes several sub-advisers to manage the Fund’s assets. The Fund is managed by David Wiederecht and Mike Cervi who are vested with oversight authority over the Fund’s sub-advisers that provide day-to-day management of the assets of the Fund allocated to them Messrs. Wiederecht and Cervi have full discretion in determining the assets that are allocated to each sub-adviser. The current sub-advisers of the Fund are as follows: Palisade Capital Management L.L.C.; Champlain Investment Partners, LLC; GlobeFlex Capital, L.P.; Kennedy Capital Management, Inc.; and SouthernSun Asset Management, LLC.

David Wiederecht is the President and Chief Investment Officer — Investment Solutions and a Director at GE Asset Management. He has served as a portfolio manager of the Small-Cap Equity Fund since September 2010. Mr. Wiederecht joined GE Asset Management in 1988 and has held various positions at GE Asset Management including Vice President — Alternative Investments/Private Equity/Hedge Fund from 1998 to 2004, Managing Director — Alternative Investments from 2004 to 2008, and President and Chief Investment Officer — Investment Solutions since 2008.

Mike Cervi is a Senior Vice President of GE Asset Management and is a Managing Director of Portfolio Construction within GE Asset Management’s Investment Solutions team. He has been a member of the portfolio management team for the Small-Cap Equity Fund in May 2013. Mr. Cervi focuses on portfolio construction and manager research for a number of GE Asset Management’s portfolios including responsibility for defined benefit, defined contribution and sub-advised mutual funds accounts. Prior to his current position, Mr. Cervi led investment oversight of GE Asset Management’s multi-asset class client relationships. Mr. Cervi joined GE Asset Management in 2000 and has held several other roles with GE Asset Management including Shareholder Services Representative from 2000 to 2001, Institutional Marketing Analyst from 2001 to 2003, Director, Product Portfolio Manager — U.S. Equities from 2005 to 2006, Vice

President, Manager of Investment Relationships from 2006 to 2009 and Managing Director, Total Plan Management from 2009 to 2013. He became a Senior Vice President in 2009 and has served as Managing Director of Portfolio Construction since April 2013.

Q.	How did the GE Investments Small-Cap Equity Fund perform compared to its benchmark and Morningstar peer group for the twelve-month period ended December 31, 2014?

A.	For the twelve-month period ended December 31, 2014, the GE Investments Small-Cap Equity Fund returned 3.77%. The Russell 2000® Index, the Fund’s benchmark, returned 4.90% and the Fund’s Morningstar peer group of 136 Small Blend Funds returned an average of 4.32% over the same period.

Q.	What market conditions affected the Fund’s performance?

A.	The Fund’s performance was affected by the various market rotations throughout the year. These shifts drove a number of sectors and industries where the Fund may or may not have exposure. For example , interest rate sensitive sector/industries where the Fund had less exposure than the benchmark, posted exceptional performance as interest rates moved against broad investor consensus and fell sharply. The utilities sector was up over 20% during the year and REITs exceed that healthy return.

In the first half of 2014, the Fund, which has historically provided capital preservation with up market participation, exceeded the market. As the market fell in the third quarter of the year once again the defensive positioning aided performance. The very strong rally in the Russell 2000 Index in the fourth quarter, returning over 9.7%, is an environment in which it is difficult for the Fund to outperform.

2

(Unaudited)

Q.	What were the primary drivers of the Fund’s performance?

A.	The Fund experienced positive returns versus the benchmark during the first three quarters of the year with four of the five sub-advisers outperforming. The relative underperformance experienced in the fourth quarter eroded all of the excess return generated in the first three quarters of the year, leaving the fund down 113bps relative to the benchmark on a net of fees basis.

Four of the five managers underperformed the benchmark in the fourth quarter, however, the most acute underperformance was that of SouthernSun Asset Management, LLC where their concentrated portfolio which is overweight to energy, particularly shale producers and related companies, suffered significant underperformance.

A number of the sub-advisers were also positively disposed to industrials and, despite strong security selection, the overweight position in the sector detracted from full year results. Poor security selection in the healthcare sector was the largest detractor to the Fund during 2014.

Q.	Were there any significant changes to the Fund during the period?

A.	There were no material changes to the Fund’s sub-advisers or their respective allocations during the period.

3

Small-Cap Equity Fund	(Unaudited)

Understanding Your Fund’s Expenses

As a shareholder of the Fund, you incur ongoing costs. Ongoing costs include portfolio management fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended December 31, 2014.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given under the heading “Expenses paid during the period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs, such as sales charges or redemption fees, if any. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. Additionally, the expenses shown do not reflect the fees or charges associated with variable contracts through which shares of the Fund are offered.

July 1, 2014 – December 31, 2014

	Account value at the beginning of the period ($)	Account value at the end of the period ($)	Expenses paid during the period ($)*
Actual Fund Return	1,000.00	991.40	6.88
Hypothetical 5% Return (2.5% for the period)	1,000.00	1,018.30	6.97

*	Expenses are equal to the Fund’s annualized net expense ratio of 1.37%** (for the period July 1, 2014 – December 31, 2014), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
**	May differ from expense ratio disclosed in the financial highlights, which is calculated based on the entire fiscal year’s data.

4

Small-Cap Equity Fund	(Unaudited)

Investment Profile

A mutual fund designed for investors who seek long-term growth of capital. The Fund seeks to achieve its objective by investing at least 80% of its net assets under normal circumstances in equity securities of small-cap companies, such as common and preferred stocks. The Fund uses a multi-sub-adviser investment strategy that combines growth, value and core investment management styles. This orientation will typically produce a portfolio that does not materially favor value or growth style investing, and allows the Fund the potential to benefit from both value and growth cycles in the marketplace.

Morningstar Performance Comparison

Based on average annual returns for periods ended 12/31/14

	One Year	Five Year	Ten Year
Number of funds in peer group	136	121	79
Peer group average annual total return	4.32%	15.03%	7.37%
Morningstar Category in peer group: U.S. Insurance Fund Small Blend

Sector Allocation

as a % of Investments of $43,427 (in thousands) on December 31, 2014 (b)(c)

Top Ten Largest Holdings

as of December 31, 2014 (as a % of Investments) (b)(c)

Blackbaud Inc.	1.41%
The Fresh Market Inc.	1.23%
Sensient Technologies Corp.	1.01%
CLARCOR Inc.	0.91%
Endurance Specialty Holdings Ltd.	0.88%
Woodward Inc.	0.86%
Jarden Corp.	0.84%
John Wiley & Sons Inc., Class A	0.84%
Centene Corp.	0.82%
SS&C Technologies Holdings Inc.	0.80%

Change in Value of a $10,000 Investment(a)

Class 1 Shares

Average Annual Total Return

for the Periods Ended December 31, 2014

Class 1 Shares (Inception date: 4/28/00)

	One Year	Five Year	Ten Year	Ending Value of a $10,000 Investment (a)
Small-Cap Equity Fund	3.77%	16.43%	8.30%	$22,198
Russell 2000 Index	4.90%	15.55%	7.76%	$21,126

(a)	Ending value of a $10,000 investment for the ten-year period or since inception, whichever is less.
(b)	Fair Value basis is inclusive of short-term investment in State Street Institutional U.S. Government Money Market Fund Premier Class.
(c)	The securities information regarding holdings, allocations and other characteristics is presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security.

See Notes to Performance beginning on page 1 for further information, including an explanation of Morningstar peer categories.

Past performance does not predict future performance. The performance shown in the graphs and tables does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares and does not reflect the fees or charges that would be associated with variable contracts through which shares of the Fund are offered.

5

Small-Cap Equity Fund

Schedule of Investments	December 31, 2014

Small-Cap Equity Fund

	Number of Shares	Fair Value

Common Stock — 94.9%†

Aerospace & Defense — 1.2%

Esterline Technologies Corp.	2,722	$298,549	(a)
Moog Inc., Class A	458	33,906	(a)
Teledyne Technologies Inc.	1,967	202,089	(a)
		534,544

Agricultural & Farm Machinery — 0.7%

AGCO Corp.	6,625	299,450

Agricultural Products — 0.8%

Darling Ingredients Inc.	17,780	322,885	(a)
Fresh Del Monte Produce Inc.	563	18,888
		341,773

Airlines — 0.1%

Spirit Airlines Inc.	600	45,348	(a)

Alternative Carriers — 0.1%

Inteliquent Inc.	1,500	29,445

Apparel Retail — 1.2%

Citi Trends Inc.	1,000	25,250	(a)
Genesco Inc.	2,248	172,242	(a)
The Buckle Inc.	4,371	229,565
The Children’s Place Inc.	438	24,966
The Finish Line Inc., Class A	480	11,669
Tilly’s Inc., Class A	1,506	14,593	(a)
Zumiez Inc.	700	27,041	(a)
		505,326

Apparel, Accessories & Luxury Goods — 1.1%

Columbia Sportswear Co.	4,160	185,287
Iconix Brand Group Inc.	8,780	296,676	(a)
		481,963

Application Software — 6.7%

ACI Worldwide Inc.	7,184	144,901	(a)
Blackbaud Inc.	14,177	613,297
Bottomline Technologies Inc.	6,400	161,792	(a)
Fair Isaac Corp.	394	28,486
Guidewire Software Inc.	5,900	298,717	(a)
Jive Software Inc.	12,189	73,500	(a)
Monotype Imaging Holdings Inc.	800	23,064
NetScout Systems Inc.	600	21,924	(a)
PROS Holdings Inc.	7,100	195,108	(a)
PTC Inc.	7,261	266,116	(a)
Qlik Technologies Inc.	7,500	231,675	(a)
RealPage Inc.	10,274	225,617	(a)
Solera Holdings Inc.	3,979	203,645

	Number of Shares	Fair Value

SS&C Technologies Holdings Inc.	5,971	$349,244
Tyler Technologies Inc.	227	24,843	(a)
Verint Systems Inc.	550	32,054	(a)
		2,893,983

Asset Management & Custody Banks — 0.4%

Financial Engines Inc.	4,700	171,785
Westwood Holdings Group Inc.	35	2,164
		173,949

Auto Parts & Equipment — 0.3%

American Axle & Manufacturing Holdings Inc.	1,108	25,030	(a)
Dana Holding Corp.	1,711	37,197
Drew Industries Inc.	541	27,629	(a)
Gentherm Inc.	400	14,648	(a)
Tenneco Inc.	509	28,814	(a)
		133,318

Automobile Manufacturers — 0.6%

Thor Industries Inc.	3,705	206,998
Winnebago Industries Inc.	1,968	42,824
		249,822

Automotive Retail — 1.2%

CST Brands Inc.	7,800	340,158
Group 1 Automotive Inc.	1,146	102,705
Monro Muffler Brake Inc.	1,310	75,718
		518,581

Biotechnology — 1.9%

AMAG Pharmaceuticals Inc.	900	38,358	(a)
Cepheid	5,500	297,770	(a)
Cubist Pharmaceuticals Inc.	1,424	143,326	(a)
Dyax Corp.	2,300	32,338	(a)
Emergent Biosolutions Inc.	1,144	31,151	(a)
Genomic Health Inc.	4,300	137,471	(a)
Isis Pharmaceuticals Inc.	900	55,566	(a)
MacroGenics Inc.	1,100	38,577	(a)
PDL BioPharma Inc.	2,800	21,588
Spectrum Pharmaceuticals Inc.	2,800	19,404	(a)
		815,549

Building Products — 0.3%

AO Smith Corp.	556	31,364
Builders FirstSource Inc.	3,805	26,140	(a)
Patrick Industries Inc.	675	29,687	(a)
Universal Forest Products Inc.	1,064	56,605
		143,796

Cable & Satellite — 0.1%

Starz, Class A	800	23,760	(a)

Casinos & Gaming — 0.0%*

Pinnacle Entertainment Inc.	862	19,179	(a)

See Notes to Schedules of Investments and Notes to Financial Statements.

6

Small-Cap Equity Fund

Schedule of Investments	December 31, 2014

	Number of Shares	Fair Value

Commercial Printing — 0.3%

Brady Corp., Class A	5,100	$139,434

Commodity Chemicals — 0.4%

Axiall Corp.	362	15,374
Koppers Holdings Inc.	6,785	176,274
		191,648

Communications Equipment — 1.1%

ADTRAN Inc.	4,974	108,433
ARRIS Group Inc.	1,200	36,228	(a)
Aruba Networks Inc.	1,100	19,998	(a)
Bel Fuse Inc., Class B	945	25,836
CalAmp Corp.	1,608	29,427	(a)
EchoStar Corp., Class A	400	21,000	(a)
Finisar Corp.	1,747	33,909	(a)
NETGEAR Inc.	1,013	36,043	(a)
Plantronics Inc.	1,162	61,609
Polycom Inc.	1,700	22,950	(a)
Riverbed Technology Inc.	2,954	60,291	(a)
		455,724

Construction & Engineering — 0.8%

AECOM Technology Corp.	835	25,359	(a)
Chicago Bridge & Iron Company N.V.	5,690	238,866
Granite Construction Inc.	723	27,488
Primoris Services Corp.	2,915	67,745
		359,458

Construction Machinery & Heavy Trucks — 1.1%

Alamo Group Inc.	1,204	58,322
Astec Industries Inc.	1,484	58,336
Douglas Dynamics Inc.	1,351	28,952
FreightCar America Inc.	568	14,944
Meritor Inc.	1,668	25,270	(a)
The Greenbrier Companies Inc.	813	43,682
Trinity Industries Inc.	7,075	198,171
Wabash National Corp.	3,886	48,031	(a)
		475,708

Consumer Electronics — 0.0%*

ZAGG Inc.	2,500	16,975	(a)

Data Processing & Outsourced Services — 2.5%

Blackhawk Network Holdings Inc.	800	31,040	(a)
Broadridge Financial Solutions Inc.	6,105	281,929
Cardtronics Inc.	7,800	300,924	(a)
CoreLogic Inc.	3,539	111,797	(a)
Global Cash Access Holdings Inc.	10,623	75,954	(a)
WEX Inc.	2,700	267,084	(a)
		1,068,728

Distributors — 0.7%

LKQ Corp.	10,601	298,100	(a)

	Number of Shares	Fair Value

Diversified Capital Markets — 0.1%

HFF Inc. REIT, Class A	1,060	$38,075

Diversified Metals & Mining — 0.1%

Globe Specialty Metals Inc.	1,100	18,953
Materion Corp.	668	23,534
		42,487

Diversified REITs — 0.2%

Cousins Properties Inc.	3,941	45,006
Spirit Realty Capital Inc.	1,978	23,519
		68,525

Diversified Support Services — 1.3%

Healthcare Services Group Inc.	7,291	225,511
Ritchie Bros Auctioneers Inc.	10,044	270,083
UniFirst Corp.	450	54,652
		550,246

Education Services — 0.5%

Apollo Education Group Inc.	1,300	44,343	(a)
Bright Horizons Family Solutions Inc.	915	43,014	(a)
DeVry Education Group Inc.	474	22,501
Grand Canyon Education Inc.	600	27,996	(a)
K12 Inc.	5,586	66,306	(a)
		204,160

Electric Utilities — 0.8%

ALLETE Inc.	930	51,280
IDACORP Inc.	4,274	282,896
		334,176

Electrical Components & Equipment — 0.6%

Encore Wire Corp.	1,471	54,912
EnerSys	687	42,402
Polypore International Inc.	2,796	131,552	(a)
Regal-Beloit Corp.	350	26,320
		255,186

Electronic Components — 0.5%

DTS Inc.	800	24,600	(a)
Littelfuse Inc.	1,652	159,699
Rogers Corp.	422	34,368	(a)
		218,667

Electronic Equipment & Instruments — 0.6%

Cognex Corp.	600	24,798	(a)
Coherent Inc.	387	23,499	(a)
Newport Corp.	1,200	22,932	(a)
Rofin-Sinar Technologies Inc.	985	28,338	(a)
Zebra Technologies Corp., Class A	2,066	159,929	(a)
		259,496

Electronic Manufacturing Services — 0.4%

Celestica Inc.	1,099	12,902	(a)

See Notes to Schedules of Investments and Notes to Financial Statements.

7

Small-Cap Equity Fund

Schedule of Investments	December 31, 2014

	Number of Shares	Fair Value

Methode Electronics Inc.	1,632	$59,584
Multi-Fineline Electronix Inc.	1,395	15,666	(a)
Plexus Corp.	1,621	66,802	(a)
		154,954

Environmental & Facilities Services — 0.7%

Clean Harbors Inc.	6,175	296,709	(a)
Covanta Holding Corp.	1,162	25,575
		322,284

Fertilizers & Agricultural Chemicals — 0.5%

American Vanguard Corp.	5,600	65,072
Intrepid Potash Inc.	11,621	161,299	(a)
		226,371

Food Distributors — 0.5%

SpartanNash Co.	7,472	195,318

Food Retail — 2.0%

Casey’s General Stores Inc.	3,828	345,745
The Fresh Market Inc.	12,975	534,570	(a)
		880,315

Footwear — 1.2%

Crocs Inc.	1,177	14,701	(a)
Deckers Outdoor Corp.	1,830	166,603	(a)
Skechers U.S.A. Inc., Class A	467	25,802	(a)
Wolverine World Wide Inc.	10,600	312,382
		519,488

Forest Products — 0.1%

Boise Cascade Co.	857	31,838	(a)

Gas Utilities — 0.1%

South Jersey Industries Inc.	829	48,853

Health Care REITs — 0.7%

Aviv REIT Inc.	481	16,585
Healthcare Realty Trust Inc.	923	25,216
Omega Healthcare Investors Inc.	3,524	137,683
Sabra Health Care REIT Inc.	4,339	131,775
		311,259

Healthcare Distributors — 0.3%

MWI Veterinary Supply Inc.	260	44,177	(a)
Owens & Minor Inc.	2,984	104,768
		148,945

Healthcare Equipment — 4.5%

Cantel Medical Corp.	2,600	112,476
Exactech Inc.	722	17,018	(a)
Globus Medical Inc., Class A	9,974	237,082	(a)
Greatbatch Inc.	325	16,023	(a)
Hill-Rom Holdings Inc.	6,915	315,462
Insulet Corp.	1,600	73,696	(a)
Integra LifeSciences Holdings Corp.	5,100	276,573	(a)

	Number of Shares	Fair Value

Masimo Corp.	5,800	$152,772	(a)
Natus Medical Inc.	1,808	65,160	(a)
NuVasive Inc.	6,900	325,404	(a)
Orthofix International N.V.	1,464	44,008	(a)
STERIS Corp.	4,659	302,136
Zeltiq Aesthetics Inc.	1,200	33,492	(a)
		1,971,302

Healthcare Facilities — 0.8%

Amsurg Corp.	4,400	240,812	(a)
Hanger Inc.	4,784	104,770	(a)
		345,582

Healthcare Services — 2.0%

Air Methods Corp.	2,343	103,162	(a)
Bio-Reference Laboratories Inc.	6,497	208,749	(a)
IPC The Hospitalist Company Inc.	4,256	195,308	(a)
MEDNAX Inc.	5,263	347,937	(a)
Team Health Holdings Inc.	602	34,633	(a)
		889,789

Healthcare Supplies — 1.3%

Align Technology Inc.	450	25,160	(a)
Endologix Inc.	8,098	123,818	(a)
ICU Medical Inc.	2,100	171,990	(a)
Merit Medical Systems Inc.	465	8,058	(a)
West Pharmaceutical Services Inc.	4,700	250,228
		579,254

Healthcare Technology — 1.2%

HealthStream Inc.	900	26,532	(a)
HMS Holdings Corp.	9,068	191,698	(a)
Medidata Solutions Inc.	2,500	119,375	(a)
Omnicell Inc.	5,200	172,224	(a)
Veeva Systems Inc., Class A	750	19,807	(a)
		529,636

Home Building — 0.1%

Meritage Homes Corp.	1,133	40,777	(a)

Home Furnishing Retail — 0.0%*

Select Comfort Corp.	638	17,245	(a)

Home Furnishings — 0.2%

Ethan Allen Interiors Inc.	1,820	56,365
Hooker Furniture Corp.	710	12,191
		68,556

Hotel & Resort REITs — 0.3%

Hersha Hospitality Trust	7,448	52,359
Strategic Hotels & Resorts Inc.	2,260	29,900	(a)
Summit Hotel Properties Inc.	4,043	50,295
		132,554

Hotels, Resorts & Cruise Lines — 0.2%

Interval Leisure Group Inc.	4,309	90,015

See Notes to Schedules of Investments and Notes to Financial Statements.

8

Small-Cap Equity Fund

Schedule of Investments	December 31, 2014

	Number of Shares	Fair Value

Household Appliances — 0.3%

Helen of Troy Ltd.	2,077	$135,130	(a)

Housewares & Specialties — 0.8%

Jarden Corp.	7,617	364,702	(a)

Human Resource & Employment Services — 0.1%

TrueBlue Inc.	1,346	29,948	(a)

Industrial Conglomerates — 0.4%

Raven Industries Inc.	6,600	165,000

Industrial Machinery — 6.8%

Actuant Corp., Class A	8,681	236,470
Altra Industrial Motion Corp.	1,287	36,538
Blount International Inc.	1,757	30,871	(a)
CLARCOR Inc.	5,928	395,042
Columbus McKinnon Corp.	785	22,011
EnPro Industries Inc.	2,000	125,520	(a)
ESCO Technologies Inc.	1,411	52,066
IDEX Corp.	3,055	237,801
John Bean Technologies Corp.	764	25,105
LB Foster Co., Class A	913	44,344
Luxfer Holdings PLC ADR	5,607	83,713
Lydall Inc.	1,600	52,512	(a)
Mueller Industries Inc.	5,485	187,258
Nordson Corp.	2,450	191,002
RBC Bearings Inc.	2,500	161,325
Standex International Corp.	1,800	139,068
The Timken Co.	5,490	234,313
TriMas Corp.	10,428	326,292	(a)
Woodward Inc.	7,591	373,705
		2,954,956

Industrial REITs — 0.2%

Rexford Industrial Realty Inc.	2,138	33,588
STAG Industrial Inc.	2,008	49,196
		82,784

Internet Retail — 0.1%

Liberty TripAdvisor Holdings Inc., Class A	900	24,210	(a)
Orbitz Worldwide Inc.	3,004	24,723	(a)
		48,933

Internet Software & Services — 1.3%

Cimpress N.V.	400	29,936	(a)
Constant Contact Inc.	1,100	40,370	(a)
Cornerstone OnDemand Inc.	3,021	106,339	(a)
Dice Holdings Inc.	2,552	25,546	(a)
Envestnet Inc.	530	26,044	(a)
GrubHub Inc.	782	28,402	(a)
LogMeIn Inc.	4,200	207,228	(a)
Marchex Inc., Class B	2,600	11,934
NIC Inc.	5,630	101,284
		577,083

	Number of Shares	Fair Value

Investment Banking & Brokerage — 1.1%

Greenhill & Company Inc.	1,080	$47,088
Piper Jaffray Cos.	898	52,165	(a)
Raymond James Financial Inc.	5,912	338,698
Stifel Financial Corp.	729	37,194	(a)
		475,145

IT Consulting & Other Services — 0.1%

Datalink Corp.	765	9,869	(a)
Luxoft Holding Inc.	638	24,569	(a)
		34,438

Leisure Facilities — 0.1%

Vail Resorts Inc.	246	22,418

Life & Health Insurance — 0.2%

American Equity Investment Life Holding Co.	2,213	64,597
StanCorp Financial Group Inc.	558	38,982
		103,579

Life Sciences Tools & Services — 1.3%

Bio-Rad Laboratories Inc., Class A	400	48,224	(a)
Bruker Corp.	8,427	165,338	(a)
Cambrex Corp.	2,107	45,553	(a)
Charles River Laboratories International Inc.	488	31,056	(a)
ICON PLC	4,832	246,384	(a)
Luminex Corp.	2,400	45,024	(a)
		581,579

Managed Healthcare — 1.2%

Centene Corp.	3,413	354,440	(a)
Molina Healthcare Inc.	2,845	152,293	(a)
		506,733

Marine — 0.0%*

Baltic Trading Ltd.	3,153	7,914

Multi-Line Insurance — 0.7%

HCC Insurance Holdings Inc.	5,539	296,447
Horace Mann Educators Corp.	386	12,808
		309,255

Multi-Utilities — 0.2%

Avista Corp.	1,145	40,476
Black Hills Corp.	743	39,408
		79,884

Office REITs — 0.9%

BioMed Realty Trust Inc.	11,998	258,437
Coresite Realty Corp.	2,444	95,438
DuPont Fabros Technology Inc.	769	25,562
Franklin Street Properties Corp.	1,201	14,736
Gramercy Property Trust Inc.	623	4,299
		398,472

See Notes to Schedules of Investments and Notes to Financial Statements.

9

Small-Cap Equity Fund

Schedule of Investments	December 31, 2014

	Number of Shares	Fair Value

Office Services & Supplies — 1.1%

ARC Document Solutions Inc.	2,843	$29,055	(a)
Herman Miller Inc.	4,943	145,473
HNI Corp.	605	30,891
Knoll Inc.	1,128	23,880
Steelcase Inc., Class A	1,548	27,787
West Corp.	6,714	221,562
		478,648

Oil & Gas Drilling — 0.1%

Nabors Industries Ltd.	2,117	27,479
Unit Corp.	352	12,003	(a)
		39,482

Oil & Gas Equipment & Services — 1.7%

C&J Energy Services Inc.	1,152	15,218	(a)
CARBO Ceramics Inc.	4,920	197,046
Dril-Quip Inc.	1,112	85,324	(a)
Forum Energy Technologies Inc.	10,516	217,996	(a)
Geospace Technologies Corp.	594	15,741	(a)
Hornbeck Offshore Services Inc.	1,484	37,055	(a)
Natural Gas Services Group Inc.	1,000	23,040	(a)
Oil States International Inc.	2,143	104,793	(a)
Seventy Seven Energy Inc.	1,161	6,281	(a)
U.S. Silica Holdings Inc.	404	10,379
Willbros Group Inc.	1,856	11,637	(a)
		724,510

Oil & Gas Exploration & Production — 1.6%

Approach Resources Inc.	4,700	30,033	(a)
Bill Barrett Corp.	1,470	16,743	(a)
Carrizo Oil & Gas Inc.	646	26,874	(a)
Clayton Williams Energy Inc.	232	14,802	(a)
Denbury Resources Inc.	6,400	52,032
Newfield Exploration Co.	8,640	234,317	(a)
Northern Oil and Gas Inc.	400	2,260	(a)
Oasis Petroleum Inc.	1,500	24,810	(a)
PetroQuest Energy Inc.	4,233	15,831	(a)
Sanchez Energy Corp.	5,252	48,791	(a)
SM Energy Co.	5,249	202,507
Synergy Resources Corp.	2,097	26,296	(a)
		695,296

Oil & Gas Refining & Marketing — 0.3%

Delek US Holdings Inc.	624	17,023
PBF Energy Inc., Class A	1,018	27,119
REX American Resources Corp.	307	19,025	(a)
Western Refining Inc.	1,520	57,426
		120,593

Packaged Foods & Meats — 2.8%

B&G Foods Inc.	6,500	194,350
Lancaster Colony Corp.	2,300	215,372
Post Holdings Inc.	3,200	134,048	(a)
Sanderson Farms Inc.	2,982	250,563
Snyder’s-Lance Inc.	8,800	268,840

	Number of Shares	Fair Value

TreeHouse Foods Inc.	1,900	$162,507	(a)
		1,225,680

Paper Packaging — 0.5%

Packaging Corporation of America	2,858	223,067

Paper Products — 0.2%

Clearwater Paper Corp.	434	29,751	(a)
Neenah Paper Inc.	980	59,064
		88,815

Personal Products — 0.2%

Elizabeth Arden Inc.	3,400	72,726	(a)
Inter Parfums Inc.	325	8,921
		81,647

Pharmaceuticals — 0.6%

Horizon Pharma PLC	2,300	29,647	(a)
Impax Laboratories Inc.	900	28,512	(a)
Lannett Company Inc.	1,098	47,082	(a)
Prestige Brands Holdings Inc.	3,258	113,118	(a)
SciClone Pharmaceuticals Inc.	2,900	25,404	(a)
		243,763

Property & Casualty Insurance — 1.6%

Allied World Assurance Company Holdings AG	6,800	257,856
Argo Group International Holdings Ltd.	4,455	247,119
Federated National Holding Co.	700	16,912
RLI Corp.	1,513	74,742
The Navigators Group Inc.	1,600	117,344	(a)
		713,973

Publishing — 0.8%

John Wiley & Sons Inc., Class A	6,135	363,437

Railroads — 0.7%

Genesee & Wyoming Inc., Class A	3,141	282,439	(a)

Regional Banks — 7.5%

Bank of the Ozarks Inc.	1,424	53,998
BankUnited Inc.	1,207	34,967
Banner Corp.	814	35,018
Bryn Mawr Bank Corp.	3,300	103,290
Camden National Corp.	389	15,498
Cardinal Financial Corp.	753	14,932
Cascade Bancorp	1,522	7,899	(a)
CoBiz Financial Inc.	951	12,487
Columbia Banking System Inc.	893	24,656
Community Bank System Inc.	3,300	125,829
Cullen/Frost Bankers Inc.	2,692	190,163
CVB Financial Corp.	12,500	200,250
Enterprise Financial Services Corp.	743	14,659
FCB Financial Holdings Inc., Class A	989	24,369	(a)
Fidelity Southern Corp.	1,059	17,060
First Financial Bankshares Inc.	3,300	98,604

See Notes to Schedules of Investments and Notes to Financial Statements.

10

Small-Cap Equity Fund

Schedule of Investments	December 31, 2014

	Number of Shares	Fair Value

Fulton Financial Corp.	13,724	$169,629
Glacier Bancorp Inc.	443	12,302
Great Southern Bancorp Inc.	539	21,382
Hancock Holding Co.	474	14,552
Home BancShares Inc.	1,101	35,408
Iberiabank Corp.	2,674	173,409
Independent Bank Corp.	2,200	94,182
Lakeland Financial Corp.	337	14,649
LegacyTexas Financial Group Inc.	1,593	37,993
NBT Bancorp Inc.	3,000	78,810
Old National Bancorp	3,253	48,405
PacWest Bancorp	1,511	68,690
Prosperity Bancshares Inc.	5,328	294,958
Renasant Corp.	7,346	212,520
South State Corp.	440	29,515
Southwest Bancorp. Inc.	1,300	22,568
Susquehanna Bancshares Inc.	2,286	30,701
SVB Financial Group	1,441	167,257	(a)
Tristate Capital Holdings Inc.	735	7,526	(a)
UMB Financial Corp.	5,800	329,962
Umpqua Holdings Corp.	3,387	57,613
Union Bankshares Corp.	1,253	30,172
United Community Banks Inc.	690	13,069
Veritex Holdings Inc.	609	8,630	(a)
Washington Trust Bancorp Inc.	3,100	124,558
Westamerica Bancorporation	2,423	118,775
Wintrust Financial Corp.	987	46,152
		3,237,066

Reinsurance — 1.0%

Endurance Specialty Holdings Ltd.	6,400	382,976
Maiden Holdings Ltd.	3,133	40,071
Platinum Underwriters Holdings Ltd.	338	24,816
		447,863

Research & Consulting Services — 0.2%

Resources Connection Inc.	6,273	103,191

Residential REITs — 0.5%

Associated Estates Realty Corp.	2,816	65,359
Education Realty Trust Inc.	4,623	169,156
		234,515

Restaurants — 0.9%

Cracker Barrel Old Country Store Inc.	839	118,098
DineEquity Inc.	280	29,019
Ruth’s Hospitality Group Inc.	892	13,380
Texas Roadhouse Inc.	6,979	235,611
		396,108

Retail REITs — 0.4%

Glimcher Realty Trust	2,515	34,556
Inland Real Estate Corp.	4,473	48,979
Ramco-Gershenson Properties Trust	1,232	23,088
Saul Centers Inc.	444	25,392
Tanger Factory Outlet Centers Inc.	630	23,285
		155,300

	Number of Shares	Fair Value

Security & Alarm Services — 0.6%

The Brink’s Co.	11,255	$274,735

Semiconductor Equipment — 0.4%

Advanced Energy Industries Inc.	1,000	23,700	(a)
Brooks Automation Inc.	745	9,499
Entegris Inc.	2,000	26,420	(a)
Rudolph Technologies Inc.	12,719	130,115	(a)
		189,734

Semiconductors — 1.8%

Ambarella Inc.	300	15,216	(a)
Atmel Corp.	3,000	25,185	(a)
Diodes Inc.	1,539	42,430	(a)
Exar Corp.	2,496	25,459	(a)
Inphi Corp.	1,499	27,702	(a)
Integrated Device Technology Inc.	2,300	45,080	(a)
Microsemi Corp.	10,964	311,158	(a)
PMC-Sierra Inc.	2,900	26,564	(a)
RF Micro Devices Inc.	3,500	58,065	(a)
Semtech Corp.	6,396	176,338	(a)
Silicon Image Inc.	3,300	18,216	(a)
		771,413

Specialized Finance — 0.1%

MarketAxess Holdings Inc.	300	21,513
NewStar Financial Inc.	1,404	17,971	(a)
		39,484

Specialized REITs — 0.1%

Potlatch Corp.	500	20,935
Sovran Self Storage Inc.	439	38,290
		59,225

Specialty Chemicals — 2.8%

A Schulman Inc.	600	24,318
Balchem Corp.	1,100	73,304
HB Fuller Co.	3,754	167,166
Innospec Inc.	2,100	89,670
Minerals Technologies Inc.	392	27,224
OM Group Inc.	965	28,757
PolyOne Corp.	5,114	193,872
Quaker Chemical Corp.	1,749	160,978
Sensient Technologies Corp.	7,242	436,982
Stepan Co.	169	6,773
		1,209,044

Steel — 0.5%

Commercial Metals Co.	6,523	106,259
Schnitzer Steel Industries Inc., Class A	1,087	24,523
TimkenSteel Corp.	2,370	87,761
Worthington Industries Inc.	552	16,610
		235,153

Systems Software — 1.4%

FleetMatics Group PLC	6,500	230,685	(a)

See Notes to Schedules of Investments and Notes to Financial Statements.

11

Small-Cap Equity Fund

Schedule of Investments	December 31, 2014

	Number of Shares	Fair Value

Qualys Inc.	8,100	$305,775	(a)
The Rubicon Project Inc.	1,954	31,538	(a)
VASCO Data Security International Inc.	1,400	39,494	(a)
		607,492

Technology Distributors — 0.2%

Insight Enterprises Inc.	834	21,592	(a)
ScanSource Inc.	853	34,256	(a)
Tech Data Corp.	729	46,095	(a)
		101,943

Technology Hardware, Storage & Peripherals — 0.7%

Diebold Inc.	8,555	296,345
Electronics for Imaging Inc.	600	25,698	(a)
		322,043

Thrifts & Mortgage Finance — 0.3%

Essent Group Ltd.	1,256	32,292	(a)
Meridian Bancorp Inc.	2,000	22,440	(a)
Radian Group Inc.	1,793	29,979
Washington Federal Inc.	1,858	41,154
		125,865

Trading Companies & Distributors — 0.9%

Aceto Corp.	3,400	73,780
Applied Industrial Technologies Inc.	6,704	305,635
Beacon Roofing Supply Inc.	732	20,350	(a)
		399,765

Trucking — 1.2%

ArcBest Corp.	500	23,185
Con-way Inc.	460	22,623
Knight Transportation Inc.	966	32,516
Landstar System Inc.	400	29,012
Marten Transport Ltd.	1,925	42,080
Old Dominion Freight Line Inc.	4,018	311,957	(a)
Saia Inc.	800	44,288	(a)
		505,661

Total Common Stock (Cost $32,274,146)		41,265,817

	Fair Value
Short-Term Investments — 5.0%
State Street Institutional U.S. Government Money Market Fund — Premier Class 0.00% (Cost $2,160,851)	$2,160,851	(b,c,d)

Total Investments (Cost $34,434,997)	43,426,668

Other Assets and Liabilities, net — 0.1%	33,054

NET ASSETS — 100.0%	$43,459,722

Other Information:

The Fund had the following long futures contracts open at December 31, 2014:

Description	Expiration date	Number of Contracts	Current Notional Value	Unrealized Appreciation
Russell 2000 Mini Index Futures	March 2015	6	$720,420	$26,598

See Notes to Schedules of Investments and Notes to Financial Statements.

12

Notes to Schedule of Investments	December 31, 2014

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities cited may not be representative of the Fund’s future investments and should not be construed as a recommendation to purchase or sell a particular security. See the Fund’s summary prospectus and statutory prospectus for complete descriptions of investment objectives, policies, risks and permissible investments.

(a)	Non-income producing security.

(b)	At December 31, 2014, all or a portion of this security was pledged to cover collateral requirements for futures.

(c)	Sponsored by SSgA Funds Management, Inc., an affiliate of State Street Bank & Trust Co., the Fund’s sub-administrator, custodian and accounting agent.
(d)	Coupon amount represents effective yield.

†	Percentages are based on net assets as of December 31, 2014.

*	Less than 0.05%.

Abbreviations:

ADR	American Depositary Receipt

REIT	Real Estate Investment Trust

13

Financial Highlights

Selected data based on a share outstanding throughout the fiscal years indicated

	12/31/14		12/31/13		12/31/12		12/31/11		12/31/10
Inception date	—		—		—		—		4/28/00
Net asset value, beginning of period	$16.26		$13.37		$12.85		$12.46		$9.79
Income/(loss) from investment operations:
Net investment income (loss)	(0.06)		(0.03)		0.00	**	(0.01)		0.02	*
Net realized and unrealized gains/(losses) on investments	0.67		4.96		1.86		0.40		2.67
Total income from investment operations	0.61		4.93		1.86		0.39		2.69
Less distributions from:
Net investment income	—		—		0.00	**	0.00	**	0.02
Net realized gains	2.48		2.04		1.34		—		—
Total distributions	2.48		2.04		1.34		0.00		0.02
Net asset value, end of period	$14.39		$16.26		$13.37		$12.85		$12.46
TOTAL RETURN(a)	3.77%		36.89%		14.57%		3.13%		27.47%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$43,460		$50,248		$41,942		$46,855		$55,527
Ratios to average net assets:
Net investment income (loss)	(0.35)%		(0.23)%		0.01%		(0.07)%		0.18%
Net expenses	1.33%	(b)	1.27%	(b)(c)	1.34%	(b)(c)	1.28%	(b)(c)	1.12%	(b)
Gross expenses	1.33%		1.28%		1.38%		1.50%		1.13%
Portfolio turnover rate	37%		39%		36%		44%		47%

Notes to Financial Highlights

(a)	Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions and do not include the effect of insurance contract charges. Past performance does not guarantee future results.
(b)	Includes contractual management fee waiver related to the Fund’s investments in the GE Institutional Money Market Fund (the “Fund”). The fee waiver agreement was terminated effective June 30, 2014 with the closure of the Fund.
(c)	Reflects a voluntary reimbursement of other operating expenses by GEAM.
*	Per share values have been calculated using the average share method.
**	Rounds to less than $0.01.

The accompanying Notes are an integral part of these financial statements.

14

Statement of Assets and Liabilities December 31, 2014

ASSETS
Investments in securities, at Fair Value (cost $32,274,146)	$41,265,817
Short-term investments, at Amortized Cost	2,160,851
Restricted cash	65,780
Receivable for investments sold	137,112
Income receivables	38,457
Receivable for fund shares sold	168
Total assets	43,668,185

LIABILITIES
Payable for investments purchased	65,786
Payable for fund shares redeemed	36,944
Payable to GEAM	34,718
Accrued other expenses	65,195
Variation margin payable	5,820
Total liabilities	208,463
NET ASSETS	$43,459,722

NET ASSETS CONSIST OF:
Capital paid in	$34,261,499
Accumulated net realized gain	179,954
Net unrealized appreciation (depreciation) on:
Investments	8,991,671
Futures	26,598
NET ASSETS	$43,459,722
Shares outstanding ($0.01 par value; unlimited shares authorized)	3,020,716
Net asset value per share	$14.39

The accompanying Notes are an integral part of these financial statements.

15

Statement of Operations For the year ended December 31, 2014

INVESTMENT INCOME
Income
Dividend	$449,442
Interest	3
Less: Foreign taxes withheld	(1,023)
Total income	448,422

Expenses
Advisory and administration fees	436,844
Directors’ fees	2,017
Custody and accounting expenses	129,891
Professional fees	22,861
Other expenses	19,589
Total expenses before waivers	611,202
Less: Fees waived by the adviser	(515)
Net expenses	610,687
Net investment loss	(162,265)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (loss) on:
Investments	5,852,067
Futures	8,292

Increase (decrease) in unrealized appreciation/depreciation on:
Investments	(4,109,757)
Futures	(5,197)
Net realized and unrealized gain (loss) on investments	1,745,405
Net increase in net assets resulting from operations	$1,583,140

The accompanying Notes are an integral part of these financial statements.

16

Statements of Changes in Net Assets
	Year Ended December 31, 2014	Year Ended December 31, 2013

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment loss	$(162,265)	$(104,184)
Net realized gain (loss) on investments and futures	5,860,359	6,325,609
Net increase (decrease) in unrealized appreciation/depreciation on investments and futures	(4,114,954)	8,171,419
Net increase (decrease) from operations	1,583,140	14,392,844
Distributions to shareholders from:
Net realized gains	(6,446,919)	(5,590,639)
Total distributions	(6,446,919)	(5,590,639)
Increase (decrease) in assets from operations and distributions	(4,863,779)	8,802,205
Share transactions:
Proceeds from sale of shares	908,347	2,425,268
Value of distributions reinvested	6,446,919	5,590,639
Cost of shares redeemed	(9,279,798)	(8,511,846)
Net increase (decrease) from share transactions	(1,924,532)	(495,939)
Total increase (decrease) in net assets	(6,788,311)	8,306,266

NET ASSETS
Beginning of year	50,248,033	41,941,767
End of year	$43,459,722	$50,248,033

CHANGES IN FUND SHARES
Shares sold	56,522	150,979
Issued for distributions reinvested	448,014	344,888
Shares redeemed	(573,174)	(543,545)
Net decrease in fund shares	(68,638)	(47,678)

The accompanying Notes are an integral part of these financial statements.

17

Notes to Financial Statements	December 31, 2014
1.	Organization of the Company

GE Investments Funds, Inc. (the “Company”) was incorporated under the laws of the Commonwealth of Virginia on May 14, 1984 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is composed of eleven investment portfolios (collectively the “Funds”), although only the following eight Funds are currently being offered: U.S. Equity Fund, S&P 500 Index Fund, Premier Growth Equity Fund, Core Value Equity Fund, Small-Cap Equity Fund (the “Fund”), Total Return Fund, Income Fund, and Real Estate Securities Fund. Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services —Investment Companies.

Shares of the Funds of the Company are offered only to insurance company separate accounts that fund certain variable life insurance contracts and variable annuity contracts. GE Asset Management Incorporated (“GEAM”) is the investment adviser and administrator of each of the Funds.

The Company currently offers one share class (Class 1) of the Fund as an investment option for variable life insurance and variable annuity contracts.

2.	Summary of Significant Accounting Policies

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

Subsequent events after the balance sheet date through the date the financial statements were issued have been evaluated in the preparation of the financial statements. There are no items to report.

The following summarizes the significant accounting policies of the Company:

Securities Valuation and Transactions All investments in securities are recorded at their estimated fair value, as described in Note 3.

Securities transactions are accounted for as of the trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for both financial statement and federal tax purposes.

Derivatives The Fund is subject to equity price risk in the normal course of pursuing its investment objective. The Fund may enter into derivative transactions (such as options, futures, and options on futures) to gain market exposure to a certain type of broad-based index as an alternative to investing directly in the securities representing such index.

Futures Contracts A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. During the year ended December 31, 2014, the Fund invested in stock index futures contracts to gain equity exposure for accumulating and residual cash positions. Buying futures tends to increase a Fund’s exposure to the underlying instrument while selling futures tends to decrease a Fund’s exposure to the underlying instrument, or hedge other Fund investments. With futures contracts, there is minimal counterparty credit risk to the Fund since futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all traded futures, guarantees the futures against default. The Fund’s risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts’ terms and changes in the liquidity of the secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade.

Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the fair value of the underlying security. The Fund records an unrealized gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may incur a loss. The Fund recognizes a realized gain or loss upon the expiration or closing of a futures contract.

Investment Income Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions which are recorded as soon after the ex-dividend date as such information becomes available.

18

Notes to Financial Statements	December 31, 2014

Withholding taxes on foreign dividends, if any, have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Interest income is recorded on the accrual basis. Accretion of discounts and amortization of premiums on taxable bonds are to the call or maturity date, whichever is shorter, using the effective yield method.

Expenses Fund specific expenses are charged to the Fund that incurs such expenses. Such expenses may include custodial fees, legal and accounting fees, printing costs and registration fees. Expenses that are not fund specific are allocated pro rata across the Funds. Expenses of the Fund are generally paid directly by the Fund, however, expenses may be paid by GEAM and reimbursed by the Fund.

Federal Income Taxes The Fund intends to comply with all sections of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) applicable to regulated investment companies, including the distribution of substantially all of its taxable net investment income and net realized capital gains to its shareholders. Therefore, no provision for federal income tax has been made. The Fund is treated as a separate taxpayer for federal income tax purposes.

3.	Securities Valuation

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a framework for measuring fair value and providing related disclosures. Broadly, the framework requires fair value to be determined based on the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants at the measurement date. In the absence of active markets for the identical assets or liabilities, such measurements involve developing assumptions based on market observable data and, in the absence of such data, internal information that is consistent with what market participants would use in a hypothetical transaction that occurs at the measurement date. It also establishes a three-level valuation hierarchy based upon observable and non-observable inputs.

Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect our market assumptions. Preference is given to observable inputs. These two types of inputs create the following fair value hierarchy:

Level 1 — Quoted prices for identical investments in active markets.

Level 2 — Quoted prices for similar investments in active markets; quoted prices for identical or similar investments in markets that are not active; and model-derived valuations whose inputs are observable or whose significant value drivers are observable.

Level 3 — Significant inputs to the valuation model are unobservable.

Policies and procedures are maintained to value investments using the best and most relevant data available. In addition, pricing vendors are utilized to assist in valuing investments. GEAM performs periodic reviews of the methodologies used by independent pricing services including price validation of individual securities.

Fair Value Measurement The following section describes the valuation methodologies the Fund uses to measure different financial investments at fair value.

The Fund’s portfolio securities are valued generally on the basis of market quotations. Equity securities generally are valued at the last reported sale price on the primary market in which they are traded. Portfolio securities listed on NASDAQ are valued using the NASDAQ Official Closing Price. Level 1 securities primarily include publicly-traded equity securities. If no sales occurred on the exchange or NASDAQ that day, the portfolio security generally is valued using the last reported bid price. In those circumstances the Fund typically classifies the investment securities in Level 2.

Short-term securities of sufficient credit quality with remaining maturities of sixty days or less at the time of purchase are typically valued on the basis of amortized cost which approximates fair value and these are included in Level 2. If it is determined that amortized cost does not approximate fair value, securities may be valued based on dealer supplied valuations or quotations. In these infrequent circumstances, pricing services may provide the Fund with valuations that are based on significant unobservable inputs, and in those circumstances the investment securities are classified in Level 3.

Investments in Registered Investment Companies are valued at the published daily net asset value and classified in Level 1.

If prices are not readily available for a portfolio security, or if it is believed that a price for a portfolio security does not represent its fair value, the security may be valued using procedures approved by the Fund’s Board of Directors that are designed to establish its “fair” value. These securities are typically classified in Level 3. Those procedures require that the fair value of a security be established by a valuation committee of GEAM. The

19

Notes to Financial Statements	December 31, 2014

valuation committee follows different protocols for different types of investments and circumstances. The fair value procedures may be used to value any investment of the Fund in the appropriate circumstances.

Fair value determinations generally are used for securities whose value is affected by a significant event that will materially affect the value of a security and which occurs subsequent to the time of the close of the principal market on which such security trades but prior to the calculation of the Fund’s net asset value (“NAV”).

The value established for such a portfolio security valued other than by use of a market quotation (as described above) may be different than what would be produced through the use of market quotations or another methodology. Portfolio securities that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio security for the value established for it at any time and it is possible that the Fund would incur a loss because a portfolio security is sold at a discount to its established value.

Other financial investments are derivative instruments that are not reflected in total investments, such as futures, forwards, swaps, and written options contracts, which are valued based on fair value as discussed above.

The Fund uses closing prices for derivatives included in Level 1, which are traded either on exchanges or liquid over-the-counter markets. Derivative assets and liabilities included in Level 2 primarily represent interest rate swaps, cross-currency swaps and foreign currency and commodity forward and option contracts. Derivative assets and liabilities included in Level 3 primarily represent interest rate products that contain embedded optionality or prepayment features.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following table presents the Fund’s investments measured at fair value on a recurring basis at December 31, 2014:

Investments	Level 1	Level 2	Level 3	Total
Investments in Securities†
Common Stock	$41,265,817	$—	$—	$41,265,817
Short-Term Investments	2,160,851	—	—	2,160,851

Total Investments in Securities	$43,426,668	$—	$—	$43,426,668

Other Financial Instruments*
Long Futures Contracts — Unrealized Appreciation	$26,598	$—	$—	$26,598

†	See Schedule of Investments for industry classification.
*	Other financial instruments include derivative instruments such as futures contracts. Amounts shown represent unrealized appreciation (depreciation), at period end.

There were no transfers between fair value levels during the period. Transfers between fair value levels are considered to occur at the beginning of the period.

4.	Derivatives Transactions

Shown below are the derivative contracts entered into by the Fund, summarized by primary risk exposure as they appear on the Statement of Assets and Liabilities, none of which are accounted for as hedging instruments under FASB Accounting Standards Codification (“ASC”) No. 815 Derivatives and Hedging as of December 31, 2014.

	Asset Derivatives December 31, 2014		Liability Derivatives December 31, 2014
Derivatives not accounted for as hedging instruments under ASC 815	Location in the Statement of Assets and Liabilities	Fair Value ($)	Location in the Statement of Assets and Liabilities	Fair Value ($)
Equity Contracts	Assets, Net Assets — Net Unrealized Appreciation/ (Depreciation) on Futures	26,598*	Liabilities, Net Assets — Net Unrealized Appreciation/ (Depreciation) on Futures	—

*	Includes cumulative unrealized appreciation/(depreciation) of futures contracts as reported in the Schedule of Investments and within the components of the net assets section of the Statement of Assets and Liabilities. Only the current day’s variation margin is reported within the Assets and/or Liabilities section on the Statement of Assets and Liabilities.

20

Notes to Financial Statements	December 31, 2014

Shown below are the effects of derivative instruments on the Fund’s Statement of Operations, summarized by primary risk exposure, none of which are accounted for as hedging instruments under ASC 815.

Derivatives not accounted for as hedging instruments under ASC 815	Location in the Statement of Operations	Total Notional Amount of Futures Contracts Purchased/(Sold) ($)	Realized Gain (Loss) on Derivatives Recognized in Income ($)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income ($)
Equity Contracts	Realized gain (loss) on Futures, Increase (decrease) in unrealized appreciation/ (depreciation) on Futures	12,400,106/ (12,495,839)	8,292	(5,197)

During the year ended December 31, 2014, the Fund had an average notional value of $798,062 on long futures contracts. Please refer to the table following the Portfolio of Investments for open futures contracts at December 31, 2014.

5.	Line of Credit

The Company shares a revolving credit facility of up to $150 million with a number of its affiliates. The credit facility is with its custodian bank, State Street Bank and Trust Company (“State Street”). The revolving credit facility requires the payment of a commitment fee equal to 0.125% (0.10% prior to October 29, 2014) per annum on the daily unused portion of the credit facility, payable quarterly. The portion borne by the Fund generally is borne proportionally based upon net assets. In addition, the Company has a $100 million uncommitted, unsecured line of credit with State Street. Generally, borrowings under the credit facilities would accrue interest at the Federal Funds Rate plus 50 basis points and would be borne by the borrowing fund. The maximum amount allowed to be borrowed by any one fund is the lesser of (i) 33.33% of its total assets or (ii) 20% of its net assets. The credit facilities were not utilized by the Fund during the year ended December 31, 2014.

6.	Compensation and Fees Paid to Affiliates

GEAM, a registered investment adviser, was retained by the Company’s Board of Directors effective March 16, 2000 to act as investment adviser and administrator of the Fund. GEAM’s compensation for investment advisory and administrative services (“Management Fee”) is paid monthly based on the average daily net assets of the Fund at an annualized rate of 0.95%.

GEAM had a contractual arrangement with the Fund to waive a portion of the Fund’s Management Fee in the amount equal to the Management Fee earned by GEAM with respect to the Fund’s investment in the GE Institutional Money Market Fund (the “Fee Waiver Agreement”). Effective June 26, 2014, the State Street

Institutional U.S. Government Money Market Fund replaced the GE Institutional Money Market Fund as the cash sweep vehicle for the Fund’s cash holdings. As a result, the Fee Waiver Agreement was terminated effective June 30, 2014 with the closure of the Fund.

Directors’ Compensation The Fund pays no compensation to its directors who are officers or employees of GEAM or its affiliates. Directors who are not such officers or employees also serve in a similar capacity for other funds advised by GEAM. Compensation paid to non-interested Directors are reflected on the Statement of Operations. These fees are allocated pro rata across all of the mutual fund platforms served by the Directors, including the Fund, and are based upon the relative net assets of each fund within such platforms.

7.	Sub-Advisory Fees

Pursuant to investment sub-advisory agreements with GEAM, the assets of the Fund are allocated to and managed by each of the following sub-advisers: (i) Palisade Capital Management, L.L.C.; (ii) Champlain Investment Partners, LLC; (iii) GlobeFlex Capital, L.P.; (iv) Kennedy Capital Management, Inc. and (v) SouthernSun Asset Management, LLC. GEAM is responsible for allocating the Fund’s assets among the sub-advisers in its discretion (“Allocated Assets”), and for managing the Fund’s cash position, while each sub-adviser is responsible for the day-to-day management of their portion of the Allocated Assets, under the general supervision and oversight of GEAM and the Board. For their services, GEAM pays each sub-adviser an investment sub-advisory fee, which is calculated as a percentage of the average daily net assets of the respective Allocated Assets that it manages.

21

Notes to Financial Statements	December 31, 2014

8.	Investment Transactions

Purchases and Sales of Securities The cost of purchases and the proceeds from sales of investments, other than short-term securities, for the year ended December 31, 2014, were as follows:

Non-U.S. Government Securities
Purchases	Sales
$15,993,144	$23,650,408

9.	Income Taxes

The Fund is subject to ASC 740, Income Taxes. ASC 740 provides guidance for financial accounting and reporting for the effects of income taxes that result from an entity’s activities during the year. ASC 740 also provides guidance regarding how certain uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. ASC 740 requires evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more likely than not” of being sustained by the applicable tax authority. There are no adjustments to the Fund’s net assets required under ASC 740. The Fund’s 2011, 2012, 2013, and 2014 fiscal years tax returns are still open to examination by the Federal and applicable state tax authorities.

At December 31, 2014, information on the tax cost of investments and distributable earnings on a tax basis was as follows:

Cost of Investments For Tax Purposes	Gross Tax		Net Tax Appreciation/ (Depreciation)		Undistributed
	Appreciation	Depreciation	Investments	Derivatives/ Currency	Income	Accum. Capital Gain/(Loss)	Late-Year Losses
$34,745,936	$9,889,815	$(1,209,083)	$8,680,732	$26,598	$—	$569,246	$(51,756)

As of December 31, 2014, the Fund had no capital loss carryovers. Capital loss carryovers are available to offset future realized capital gains to the extent provided in the Internal Revenue Code and regulations thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable that gains offset will not be distributed to shareholders because they would be taxable as ordinary income.

Any qualified late-year loss is deemed to arise on the first day of the Fund’s next tax year (if the Fund elects to defer such loss). Under this regime, generally, the Fund can elect to defer any post-October capital loss and/or any late-year ordinary loss as defined by the Internal Revenue Code.

The Fund elected to defer qualified late-year losses for the year ended December 31, 2014 as follows:

Capital	Ordinary
$(51,756)	$—

The tax character of distributions paid during the years ended December 31, 2014 and December 31, 2013 were as follows:

Year	Ordinary Income	Long-Term Capital Gains	Total
2014	$276,856	$6,170,063	$6,446,919
2013	866,133	4,724,506	5,590,639

Distributions to Shareholders The Fund declares and pays any dividends from net investment income annually. The Fund declares and pays any net realized capital gains in excess of capital loss carryforwards distributions annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include (but are not limited to) investments in futures, distributions from Real Estate Investment Trusts (“REITs”), net operating losses, and losses deferred due to wash sale transactions. Reclassifications due to permanent book/tax differences are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or the NAV of the Fund. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

The reclassifications for the year ended December 31, 2014 were as follows:

Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)	Unrealized Gain	Capital Paid In
$162,265	$(164,092)	$7,028	$(5,201)

22

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Directors

GE Investment Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Small-Cap Equity Fund (the “Fund”), a series of GE Investment Funds, Inc., as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Small-Cap Equity Fund as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 18, 2015

23

Tax Information	(Unaudited)

For the year ended December 31, 2014, the Fund hereby designates $6,170,063 as capital gain dividends, or the amount ultimately treated as capital gain net income.

The amounts presented herein may differ from amounts presented elsewhere in the financial statements due to differences between tax and financial accounting principles. Please consult a tax advisor if you have any questions about Federal or State income tax laws or on how to prepare your tax returns. If you have specific questions about your Fund account, please consult your investment representative.

24

Advisory and Administrative Agreement Approvals and Renewals	(Unaudited)

The Board of Directors of the GE Investments Funds, Inc. (the “Board”), including the independent Board members, considered and unanimously approved the continuance for an additional year of the Fund’s Investment Advisory and Administration Agreement with GE Asset Management Incorporated (“GEAM”) and the Investment Sub-Advisory Agreements with each of the Fund’s sub-advisers, Palisade Capital Management, L.L.C. (“Palisade”), Champlain Investment Partners, LLC (“Champlain”), GlobeFlex Capital, L.P. (“GlobeFlex”), SouthernSun Asset Management, LLC (“SouthernSun”) and Kennedy Capital Management, Inc. (“Kennedy”) at meetings held on December 17 and December 19, 2014.

In considering whether to approve the Fund’s investment advisory and sub-advisory agreements, the Board members considered and discussed a substantial amount of information and analysis provided, at the Board’s request, by GEAM and each of the sub-advisers. The Board members also considered detailed information regarding performance and expenses of other investment companies, including those with similar investment strategies and sizes, which was prepared by independent third party provider Morningstar, Inc. (“Morningstar”). The Board members reviewed the fees charged by GEAM for other mutual funds that employ a similar investment strategy as the Fund. The Board had the opportunity to ask questions and request additional information in connection with its considerations.

Before approving the Fund’s investment advisory and sub-advisory agreements, the independent Board members reviewed the information provided with management of GEAM and with their independent legal counsel. The Board members also reviewed memorandums prepared by independent legal counsel discussing the legal standards for the consideration of the proposed continuances. The independent Board members discussed the proposed continuances in detail during a private session with their independent legal counsel at which no representatives of GEAM or any of the sub-advisers were present. The independent Board members and their independent legal counsel requested, received and considered additional information from GEAM following these sessions.

In advance of the meetings, and in response to their request, the Board members received from GEAM written responses to their inquiries, which included substantial exhibits and other materials related to GEAM’s business and the services it provides to the Fund. Also in advance of the meetings, the Board members received from each of the sub-advisers a written response to a letter of inquiry prepared by GEAM at the Board’s request, which included substantial exhibits and other materials related to the business of, and services provided by, each of the sub-advisers. The Board members took into account their experience as Board members and particularly their previous consideration of these types of agreements. When feasible, information was presented in a manner to facilitate comparison to prior periods and to reflect certain enhancements to GEAM’s infrastructure, systems, research and analytics capabilities and shareholder servicing model. To focus their review, the Board members asked GEAM management and each of the sub-advisers, in their oral presentations and/or written materials, to highlight material differences from the information presented in recent years.

During the meetings, the Board members had an opportunity to discuss this information with GEAM representatives, including senior executives, representatives from the legal, compliance and finance departments, and investment personnel. The Board members also had an opportunity to hear presentations by representatives of each of the sub-advisers during the past year. The Board members posed questions to these representatives and engaged in substantive discussions with them concerning each of their investment processes.

In reaching their determinations relating to continuance of the Fund’s investment advisory and sub-advisory agreements, the Board members considered all factors that they deemed relevant, including the factors discussed below. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Board member may have attributed different weights to the various factors. In particular, the Board members focused on the following:

The Nature, Extent And Quality Of Services Provided.

The Board members reviewed the services provided by GEAM and each of the sub-advisers, in particular taking into account their past experiences with GEAM and Palisade. In connection with their consideration of GEAM’s services, the Board members focused on the favorable attributes of GEAM, including (i) an investment philosophy oriented toward long-term performance; (ii) effective processes used for overseeing multiple sub-advisers; (iii) effective processes used for providing Fund administration, including controllership and compliance functions, the optimization of

25

Advisory and Administrative Agreement Approvals and Renewals	(Unaudited)

its Fund administration platform and the continued oversight of the performance of other companies that provide services to the Fund and its shareholders; (iv) highly skilled professionals, including analysts, research professionals, traders and portfolio managers with a depth of experience relevant to the Fund; (v) access to significant and enhanced technological resources from which the Fund may benefit and the implementation of a new platform to increase the quality and efficiency of analytics and research; and (vi) a favorable history and reputation. The Board members noted that the Fund represents only a small portion of the assets managed by GEAM, but benefits from a full array of services and resources provided by GEAM.

In connection with their consideration of the services provided by each of the sub-advisers, the Board members focused on the favorable attributes of the sub-advisers relating to their respective investment philosophies and disciplines, experienced investment and trading personnel, systems and other resources, including research capabilities, and favorable histories and reputations.

In light of the foregoing, the Board, including the independent Board members, concluded that the services provided by GEAM and each of the sub-advisers continue to be satisfactory.

Investment Performance Of The Fund And The Sub-Advisers.

The Board members considered the investment performance of the Fund for various periods. The Board members reviewed detailed comparisons of the performance of the Fund with the relevant securities index and peer and category groupings of mutual funds prepared by Morningstar with respect to various periods. The Board members also engaged in detailed discussions with GEAM management and representatives of each of the sub-advisers at a prior meeting held during the year about their investment processes and performance results. These discussions focused on the Fund’s investment objective, GEAM’s asset allocation process, the number and experience of portfolio management and supporting research personnel, the investment style and approach employed, the likely market cycles for the Fund’s investment style and the Fund’s relative underperformance in recent periods but competitive performance over the longer term. The Board also considered the multi-manager structure and how each sub-adviser’s approach to small-cap investing fits within the Fund’s overall strategy, and the Fund’s strong performance in prior periods.

The Board, including the independent Board members, concluded that the Fund’s performance was acceptable overall taking into consideration the factors discussed above.

Cost Of The Services Provided And Profits Realized From The Relationships With The Fund.

The Board members considered the fees paid to GEAM by the Fund, as well as those paid to each of the sub-advisers by GEAM, and the cost of the services provided. The Board members reviewed the information they had requested from GEAM and each of the sub-advisers concerning their profitability.

The Board members considered the profit margin information for GEAM’s investment company business as a whole, as well as GEAM’s profitability data for the Fund. The Board members reviewed GEAM’s assumptions and the methods of cost allocation used by GEAM in preparing Fund-specific profitability data. The Board members discussed with GEAM the basis for its belief that the methods of allocation used were reasonable for each area of its business. The Board members also considered information regarding the calculation methodology provided by each of the sub-advisers in preparing their profitability data.

Information was presented regarding the financial condition of GEAM and each of the sub-advisers for various past periods. The Board members noted and discussed the additional services provided by GEAM to the Fund compared to other similar mutual funds managed by GEAM, and noted that GEAM, and not the Fund, pays the sub-advisory fees to the sub-advisers. GEAM reviewed its portfolio management services related to the allocation and rebalancing of assets among the multiple sub-advisers as a result of the Fund’s multi-manager structure, as well as the services related to overseeing each of the sub-advisers, including having multiple meetings with each sub-adviser during the year to conduct investment performance, risk and compliance reviews. The Board members determined that GEAM and each of the sub-advisers should be entitled to earn a reasonable level of profits for the services they provide to the Fund. The Board members also recognized that GEAM has made and continues to make significant investments in its business in fulfilling its obligations to the Fund and supporting its Fund-related activities.

Based on their review, the Board, including the independent Board members, concluded that they were satisfied that the level of profitability achieved by GEAM

26

Advisory and Administrative Agreement Approvals and Renewals	(Unaudited)

and each of the sub-advisers from their relationship with the Fund was not unreasonable or excessive.

The Extent To Which Economies Of Scale Would Be Realized As The Fund Grows And Whether Fee Levels Would Reflect Such Economies Of Scale.

Although the Board noted that the Fund experienced a slight decrease in assets over the past year, and the Board members considered the extent to which economies of scale would be realized as the Fund grows, and whether fee levels reflect these economies of scale for the benefit of Fund investors.

The Board members considered the substantial infrastructure investments that GEAM has made with respect to its operations and its commitment to continue investing resources to enhance services to the Fund and its shareholders. The Board members recognized the benefits to the Fund of GEAM’s past investment in its operations through expenditures to support its substantial infrastructure, and that, with respect to all GEAM managed mutual funds, GEAM has not yet fully recouped that investment. The Board members also recognized the benefits to the Fund of being able to leverage a favorable cost structure achieved with respect to the Fund’s other operating expenses as a result of GEAM’s large overall base of assets under management and its vendor management practices.

Comparison Of Services To Be Rendered And Fees To Be Paid.

The Board members discussed the respective services provided to the Fund by GEAM and each of the sub-advisers, and the fees charged for those services, including the services required of GEAM to oversee multiple sub-advisers. The Board members reviewed information concerning the fee and expense ratios for the Fund and comparative information with respect to peer groupings of mutual funds prepared by Morningstar. They discussed that the Fund’s advisory fee was within the applicable peer group range, although the expense ratios were the highest in the applicable peer group ranges. The Board members reviewed comparative mutual fund and/or other account fee information provided by each of the sub-advisers. The Board, including the independent Board members, concluded that, based on this information, the advisory fee and the sub-advisory fees paid to each of the sub-advisers were reasonable in relation to the services provided to the Fund.

Fall-Out Benefits.

The Board members considered other actual and potential financial benefits that GEAM and each of the sub-advisers may derive from their respective relationships with the Fund, including, to the extent applicable, soft dollar commission benefits generated through Fund portfolio transactions. The Board members noted, however, that the Fund benefits from the vast array of resources available through GEAM, and that the Fund represents only a small portion of the assets managed by GEAM.

Conclusion.

No single factor was determinative to the Board’s decision. Based on their discussion and such other matters as were deemed relevant, the Board, including the independent Board members, concluded that renewal of the investment advisory and each sub-advisory agreement was in the best interests of the Fund and its shareholders.

27

Additional Information	(Unaudited)

Information about Directors and Executive Officers:

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Directors. Information pertaining to the directors and officers of the Fund is set forth below.

Interested Directors and Executive Officers

Jeanne M. La Porta

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    49

Position(s) Held with Fund    Director and President

Term of Office and Length of Time Served    Until successor is elected and qualified — Less than 1 Year

Principal Occupation(s) During Past 5 Years    Senior Vice President and Commercial Operations Leader at GEAM since March 2014; President of GE Institutional Funds and GE Investments Funds, Inc. since April 2014; President and Trustee of GEAM’s UCITs Funds since March 2014; Senior Vice President and Commercial Administrative Officer at GEAM from April 2010 to March 2014; Vice President of GE Institutional Funds since July 2003; Vice President of Elfun Funds and GE Retirement Savings Plan Funds (formerly GE Savings & Security Funds) since October 2003; Secretary of GE Funds from July 2007 to September 2010 and Vice President from July 2007 to February 2011; Senior Vice President and Deputy General Counsel of GEAM from October 2007 to April 2010; Vice President and Assistant Secretary of Elfun Funds and GE Retirement Savings Plan Funds from July 2003 to June 2010; and Vice President and Associate General Counsel – Marketing and Client Services (formerly Asset Management Services) at GEAM from May 1997 to October 2007.

Number of Portfolios in Fund Complex Overseen by Director    24

Other Directorships Held by Director    Trustee and President of GE Institutional Funds since 2014; Trustee of Elfun Funds since 2014; and Director of GE Investment Distributors, Inc. since June 2011.

Matthew J. Simpson

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    53

Position(s) Held with Fund    Director and Executive Vice President

Term of Office and Length of Time Served    Until successor is elected and qualified — 7 years

Principal Occupation(s) During Past 5 years    Executive Vice President, General Counsel and Secretary of GEAM since July 2007; Secretary of Elfun Funds and GE Retirement Savings Plan Funds (formerly GE Savings & Security Funds) since July 2007; Senior Vice President and General Counsel – Marketing and Client Services (formerly Asset Management Services) of GEAM and Senior Vice President and General Counsel of GE Asset Management Services from February 1997 to July 2007; Vice President and Associate General Counsel of GEAM from October 1992 to February 1997; Secretary of GE Institutional Funds and GE Investments Funds, Inc. from 1997 to July 2007 and Vice President from September 2003 to July 2007; Assistant Secretary of Elfun Funds and GE Retirement Savings Plan Funds from 1998 to July 2007 and Vice President from October 2003 to July 2007; and Secretary of GE Funds from 1993 to July 2007 and Vice President from September 2003 to July 2007.

Number of Portfolios in Fund Complex Overseen by Director    24

Other Directorships Held by Director    Trustee of Elfun Funds, GE Retirement Savings Plan Funds and General Electric Pension Trust since July 2007; Trustee and Executive Vice President of GE Institutional Funds since July 2007; Director of GEAM since July 2007; Trustee and Executive Vice President of GE Funds from July 2007 to February 2011; and Director of GE Investment Distributors, Inc. since June 2011.

28

Additional Information	(Unaudited)

JoonWon Choe

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    45

Position(s) Held with Fund    Vice President & Secretary

Term of Office and Length of Time Served    Until successor is elected and qualified — 4 years

Principal Occupation(s) During Past 5 years    Senior Vice President and Deputy General Counsel at GEAM since March 2011; Vice President and Secretary of GE Institutional Funds since September 2010; Vice President and Assistant Secretary of Elfun Funds and GE Retirement Savings Plan Funds (formerly GE Savings & Security Funds) since September 2010; Senior Vice President and Associate General Counsel at GEAM from June 2010 to March 2011; Vice President and Associate General Counsel of GEAM from November 2005 to June 2010 and Vice President and Secretary of GE Funds from September 2010 to February 2011.

Number of Portfolios in Fund Complex Overseen by Officer    N/A

Other Directorships Held by Officer    N/A

Robert Herlihy

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    47

Position(s) Held with Fund    Chief Compliance Officer

Term of Office and Length of Time Served    Until successor is elected and qualified — 9 years

Principal Occupation(s) During Past 5 years    Chief Compliance Officer of GEAM, GE Institutional Funds, Elfun Funds, and GE Retirement Savings Plan Funds (formerly GE Savings & Security Funds) since July 2005; Chief Compliance Officer of GE Funds from July 2005 to February 2011 and Manager of Fund Administration at GEAM from 2002-2005.

Number of Portfolios in Fund Complex Overseen by Officer    N/A

Other Directorships Held by Officer    N/A

Arthur A. Jensen

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    48

Position(s) Held with Fund    Treasurer

Term of Office and Length of Time Served    Until successor is elected and qualified — 3 years

Principal Occupation(s) During Past 5 Years    Treasurer of GE Institutional Funds, Elfun Funds and GE Retirement Savings Plan Funds (formerly GE Savings & Security Funds) since June 2011; Mutual Funds Controller of GEAM since April 2011; Senior Vice President at Citigroup from 2008 to 2010 and Vice President at JPMorgan from 2005 to 2008.

Number of Portfolios in Fund Complex Overseen by Officer    N/A

Other Directorships Held by Officer    N/A

29

Additional Information	(Unaudited)

Non-Interested Directors

John R. Costantino

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    68

Position(s) Held with Fund    Chairman of the Board

Term of Office and Length of Time Served    Until successor is elected and qualified – 18 years

Principal Occupation(s) During Past 5 years    General Partner, NGN Capital LLC since 2006; and Managing Director, Vice President of Walden Capital Management since 1996.

Number of Portfolios in Fund Complex Overseen by Director    16

Other Directorships Held by Director    Trustee of GE Institutional Funds since 1997; Trustee of Fordham University from 1989 to 1995 and from 2001 to 2007 and Trustee Emeritus since 2007; Trustee of NeuroScience Research Institute since 1986; Trustee of GE Funds from 1993 to February 2011; Director of Artes Medical from 2006 to 2008; and Trustee of Gregorian University Foundation from 1992 to 2007.

R. Sheldon Johnson

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    68

Positions(s) Held with Fund    Director

Term of office and Length of Time served    Until successor is elected and qualified — 3 years

Principal Occupation(s) During Past 5 years    Retired, 2006 to present; Head of Global Institutional Equity Sales and Marketing at Morgan Stanley & Co., Inc. from 2002 to 2006 and Managing Director at Morgan Stanley & Co., Inc. from 1988 to 2006.

Number of Portfolios in Fund Complex Overseen by Director    16

Other Directorships Held by Director    Trustee of GE Institutional Funds since April 2011 and Trustee of St. Lawrence University since 2003.

30

Additional Information	(Unaudited)

Donna M. Rapaccioli

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    52

Position(s) Held with Fund    Director

Term of Office and Length of Time Served    Until successor is elected and qualified — 3 years

Principal Occupation(s) During Past 5 Years    Dean of the Gabelli School of Business since 2007 and Accounting professor since 1987 at Fordham University.

Number of Portfolios in Fund Complex Overseen by Officer    16

Other Directorships Held by Director    Trustee of GE Institutional Funds since January 2012 and Trustee of Emmanuel College since 2010.

The Statement of Additional Information for the Funds includes additional information about the Directors and Officers and is available, without charge, upon request by calling 1-800-242-0134.

31

Investment Team	(Unaudited)

Investment Adviser and Administrator

GE Asset Management Incorporated

Board of Directors

John R. Costantino, Chairman

R. Sheldon Johnson

Jeanne M. La Porta

Donna M. Rapaccioli

Matthew J. Simpson

Secretary

JoonWon Choe

Assistant Secretary

Michelle Matzelle

Treasurer

Arthur A. Jensen

Assistant Treasurer

Ryan Hunter

Distributor

GE Investment Distributors, Inc.

Member FINRA and SIPC

Custodian

State Street Bank & Trust Company

At GE Asset Management, we’re dedicated to providing the investment options you’ll need to tailor your financial portfolio to every stage of your life. Each member of the GE Family of Funds is managed according to the same principles of integrity and quality that have guided GE over the past century, and have made it the world-class company that it is today. Each fund draws strength from a heritage of investment management experience that spans more than 80 years. Whether you’re creating a new investment portfolio or adding to an established one, the GE Family of Funds offers an array of professionally managed investment options that will help you meet a lifetime of financial needs.

32

Investment Adviser

GE Asset Management Incorporated

1600 Summer Street

Stamford, CT 06905

or at:

PO Box 7900

Stamford, CT 06904-7900

Distributor

GE Investment Distributors, Inc.

member FINRA and SIPC

1600 Summer Street

Stamford, CT 06905

or at:

PO Box 7900

Stamford, CT 06904-7900

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 1-800-493-3042; (ii) on the Fund’s website at http://www.geam.com; and (iii) on the Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC – information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s website at http://www.geam.com; and (ii) on the Commission’s website at http://www.sec.gov.

GE Investments Funds, Inc.

Real Estate Securities Fund

Annual Report

December 31, 2014

GE Investments Funds, Inc.

Real Estate Securities Fund	Contents

This report is prepared for Policyholders of certain variable contracts and may be distributed to others only if preceded or accompanied by the variable contract’s current prospectus and the current prospectus and/or summary prospectus of the Fund available for investments thereunder.

Notes to Performance	December 31, 2014 (Unaudited)

The information provided on the performance page relates to the GE Investments Real Estate Securities Fund (the “Fund”).

Total return performance shown in this report for the Fund takes into account changes in share price and assumes reinvestment of dividends and capital gains distributions, if any. Total returns shown are net of Fund fees and expenses but do not reflect fees and charges associated with the variable contracts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the Fund’s total returns for all periods shown.

The performance data quoted represents past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Periods less than one year are not annualized. Please call 800-493-3042 or visit the Fund’s website at http://www.geam.com for the most recent month-end performance data.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. An investment in the Fund is subject to risk, including possible loss of principal invested.

FTSE NAREIT Equity REITs Index is an unmanaged index of all tax-qualified equity real estate investment trusts (REITs)

(except Timber REITs or Infrastructure REITs) listed on the New York Stock Exchange, American Stock Exchange and NASDAQ which have 75% or more of their gross invested book assets invested directly or indirectly in the equity ownership of real estate. The results shown for the foregoing index assume the reinvestment of net dividends or interest and do not reflect fees, expenses, or taxes. As such, the index returns do not reflect the actual cost of investing in the instruments that comprise the index.

The peer universe of the underlying annuity funds used for the peer group average annual total return calculation is based on a blend of Morningstar peer categories, as shown. Morningstar is an independent mutual fund rating service. A Fund’s performance may be compared to or ranked within a universe of mutual funds with investment objectives and policies similar but not necessarily identical to that of the Fund.

©2015 Morningstar, Inc. All Rights Reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damage or losses relating from any use of this information. Past performance is no guarantee of future results.

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice.

GE Investment Distributors, Inc., Member of FINRA & SIPC, is the principal underwriter and distributor of the GE Investments Funds, Inc. and a wholly owned subsidiary of GE Asset Management Incorporated, the investment adviser of the Fund.

1

Real Estate Securities Fund	(Unaudited)

CenterSquare Investment Management, Inc. (CenterSquare) is the sub-adviser for the Real Estate Securities Fund. CenterSquare is a wholly owned subsidiary of CenterSquare Investment Management Holdings, Inc. (CenterSquare Holdings). CenterSquare Holdings is wholly owned by The Bank of New York Mellon Corporation (BNY Mellon) and operates as part of BNY Mellon’s Investment Management Division. As a wholly owned subsidiary of CenterSquare Holdings, CenterSquare is a second tier subsidiary of BNY Mellon. CenterSquare is a registered investment adviser that was formed in 1995 to focus exclusively on opportunities in the real estate securities market, including publicly traded real estate investment trusts (REITs).

The Real Estate Securities Fund is co-managed by Dean Frankel, CFA and Eric Rothman, CFA.

Dean Frankel is a Global Co-Head of Real Estate Securities at CenterSquare. In his role, Mr. Frankel is responsible for management of CenterSquare’s proprietary research process. In addition, Mr. Frankel analyzes and interprets implications of major events and economic trends while co-managing the daily operations of the real estate securities portfolios. Mr. Frankel joined CenterSquare in 1997.

Eric Rothman is a Portfolio Manager for CenterSquare’s real estate securities group. He joined the firm in 2006, and is responsible for market research, sector allocations, research, and financial modeling across the U.S. real estate securities universe. Mr. Rothman also manages a global REIT high yield separate account mandate which leverages the global research platform in place. He brings 18 years of REIT and real estate investment experience to his position. Prior to joining CenterSquare, Mr. Rothman spent more than six years as a sell-side REIT analyst at Wachovia Securities and three years as an analyst at AEW Capital Management, LP.

Q.	How did the GE Investments Real Estate Securities Fund perform compared to its benchmark and Morningstar peer group for the twelve-month period ended December 31, 2014?

A.	For the twelve-month period ended December 31, 2014, the GE Investments Real Estate Securities Fund returned 31.90%. The FTSE NAREIT Equity REITs Index, the Fund’s benchmark, returned 30.14% and the Fund’s Morningstar peer group of 42 U.S. Insurance Real Estate funds returned an average of 29.64% over the same period.
Q.	What market factors affected the Fund’s performance?

A.	The U.S. real estate securities market generated a strong positive return with the FTSE NAREIT Equity REITs Index posting a total return of 30.14% during the twelve-month period ended December 31, 2014. The broader equity markets underperformed the U.S. REIT market by a wide margin as the S&P 500® Index (S&P 500 Index) and the Dow Jones Industrial Average posted total returns of 13.69% and 10.04%, respectively, for the year. Accelerating real estate fundamentals and improving external growth combined to generate strong earnings and dividend growth for U.S. REITs, which attracted robust investor interest. The search for yield also remained a powerful driver of REIT performance as the 10-year U.S. treasury yield declined 87 bps to 2.17% during the year. Lastly it should be noted that 2014 was somewhat of a catch up year after a weak 2013.

Q.	What were the primary drivers of Fund performance?

A.	On a net-of-fees basis, the Fund strongly outperformed its benchmark by 176 bps in 2014. Both stock selection and sector selection generated significant positive alpha for the year, contributing 265 bps and 21 bps of alpha, respectively. The combined effect of fees, cash, capital flows, intraday trading profits and other items not directly captured by our attribution measurement system combined to reduce relative performance by roughly 110 bps. The positive contribution from stock selection was broad-based with office, health care, shopping center and triple net picks generating strong alpha. Sector selection outperformance was driven by an underweight to triple net sector, which more than offset the negative alpha from an overweight to industrial.

Q.	Were there any significant changes to the Fund during the period?

A.	We did not deviate from the investment process, philosophy or approach we have consistently applied since 1995. From a personnel standpoint, during 2014, we added an analyst who replaced a departing senior analyst. This change does not affect the management of the Fund.

2

Real Estate Securities Fund	(Unaudited)

Understanding Your Fund’s Expenses

As a shareholder of the Fund, you incur ongoing costs. Ongoing costs include portfolio management fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended December 31, 2014.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given under the heading “Expenses paid during the period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs, such as sales charges or redemption fees, if any. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. Additionally, the expenses shown do not reflect the fees or charges associated with variable contracts through which shares of the Fund are offered.

July 1, 2014 – December 31, 2014

	Account value at the beginning of the period ($)	Account value at the end of the period ($)	Expenses paid during the period ($)*
Actual Fund Return	1,000.00	1,114.20	5.06
Hypothetical 5% Return (2.5% for the period)	1,000.00	1,020.42	4.84

*	Expenses are equal to the Fund’s annualized net expense ratio of 0.95%** (for the period July 1, 2014 – December 31, 2014), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
**	May differ from expense ratio disclosed in the financial highlights, which is calculated based on the entire fiscal year’s data.

3

Real Estate Securities Fund	(Unaudited)

Investment Profile

A mutual fund designed for investors who seek maximum total return through current income and capital appreciation. The Fund seeks to achieve its investment objective by investing at least 80% of its net assets under normal circumstances in equity securities, such as common and preferred stocks, and debt securities of U.S. issuers that are principally engaged in or related to the real estate industry, including those that own significant real estate assets. The Fund does not invest directly in real estate.

Morningstar Performance Comparison

Based on average annual returns for periods ended 12/31/14

	One Year	Five Year	Ten Year
Number of funds in peer group	42	40	33
Peer group average annual total return	29.64%	15.50%	7.66%
Morningstar Category in peer group: U.S. Insurance Real Estate

Sector Allocation

as a % of Investments of $90,392 (in thousands) on December 31, 2014 (b)(c)

Top Ten Largest Holdings

as of December 31, 2014 (as a % of Investments) (b)(c)

Simon Property Group Inc.	7.34%
Essex Property Trust Inc.	4.26%
Ventas Inc.	4.06%
Prologis Inc.	3.89%
General Growth Properties Inc.	3.89%
Health Care REIT Inc.	3.76%
Boston Properties Inc.	3.72%
Public Storage	3.44%
Vornado Realty Trust	3.34%
UDR Inc.	3.27%

Change in Value of a $10,000 Investment(a)

Class 1 Shares

Average Annual Total Return

for the Periods Ended December 31, 2014

Class 1 Shares (Inception date 05/01/95)

	One Year	Five Year	Ten Year	Ending Value of a $10,000 Investment (a)
Real Estate Securities	31.90%	17.49%	9.43%	$24,616
FTSE NAREIT Equity REITs Index	30.14%	16.99%	8.35%	$22,207

(a)	Ending value of a $10,000 investment for the ten-year period or since inception, whichever is less.
(b)	Fair Value basis is inclusive of short-term investment in State Street Institutional U.S. Government Money Market Fund Premier Class.
(c)	The securities information regarding holdings, allocations and other characteristics is presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security.

See Notes to Performance beginning on page 1 for further information, including an explanation of Morningstar peer categories.

Past performance does not predict future performance. The performance shown in the graphs and tables does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares and does not reflect the fees or charges that would be associated with variable contracts through which shares of the Fund are offered.

4

Real Estate Securities Fund

Schedule of Investments	December 31, 2014

Real Estate Securities Fund

	Number of Shares	Fair Value

Common Stock (REITs) — 99.0%†

Alternate Housing — 0.4%

Education Realty Trust Inc.	10,250	$375,048

Healthcare — 9.8%

Aviv REIT Inc.	10,170	350,662
Health Care REIT Inc.	44,860	3,394,556
National Health Investors Inc.	14,940	1,045,203
Omega Healthcare Investors Inc.	12,820	500,877
Ventas Inc.	51,220	3,672,474
		8,963,772

Hotel — 9.1%

Chesapeake Lodging Trust	14,810	551,080
Host Hotels & Resorts Inc.	123,980	2,947,005
Pebblebrook Hotel Trust	10,030	457,669
RLJ Lodging Trust	7,390	247,787
Starwood Hotels & Resorts Worldwide Inc.	12,430	1,007,700
Strategic Hotels & Resorts Inc.	96,570	1,277,621	(a)
Sunstone Hotel Investors Inc.	107,310	1,771,688
		8,260,550

Industrial — 8.8%

Duke Realty Corp.	62,290	1,258,258
Liberty Property Trust	57,040	2,146,415
Prologis Inc.	81,790	3,519,424
Rexford Industrial Realty Inc.	27,500	432,025
STAG Industrial Inc.	27,400	671,300
		8,027,422

Multifamily — 14.6%

AvalonBay Communities Inc.	16,490	2,694,301
Camden Property Trust	9,490	700,742
Equity Residential	29,720	2,135,085
Essex Property Trust Inc.	18,650	3,853,090
Mid-America Apartment Communities Inc.	12,520	934,993
UDR Inc.	96,010	2,959,028
		13,277,239

Net Lease — 3.5%

National Retail Properties Inc.	19,970	786,219
Spirit Realty Capital Inc.	113,430	1,348,682
STORE Capital Corp.	47,080	1,017,399
		3,152,300

Office — 21.7%

Boston Properties Inc.	26,100	3,358,809
Brandywine Realty Trust	96,160	1,536,637

	Number of Shares	Fair Value

Empire State Realty Trust Inc., Class A	29,780	$523,532
Equity Commonwealth	33,370	856,608
Highwoods Properties Inc.	36,250	1,605,150
Hudson Pacific Properties Inc.	56,180	1,688,771
Kilroy Realty Corp.	22,820	1,576,177
Mack-Cali Realty Corp.	11,430	217,856
Paramount Group Inc.	31,550	586,515	(a)
Parkway Properties Inc.	46,100	847,779
PS Business Parks Inc.	14,550	1,157,307
SL Green Realty Corp.	15,760	1,875,755
Vornado Realty Trust	25,630	3,016,907
Washington Real Estate Investment Trust	32,740	905,588
		19,753,391

Regional Malls — 12.9%

CBL & Associates Properties Inc.	34,950	678,729
General Growth Properties Inc.	124,890	3,513,156
Simon Property Group Inc.	36,450	6,637,909
Tanger Factory Outlet Centers Inc.	24,880	919,565
		11,749,359

Self Storage — 6.1%

CubeSmart	30,830	680,418
Extra Space Storage Inc.	10,780	632,139
Public Storage	16,830	3,111,026
Sovran Self Storage Inc.	13,090	1,141,710
		5,565,293

Shopping Centers — 9.6%

Acadia Realty Trust	20,920	670,067
DDR Corp.	75,580	1,387,649
Excel Trust Inc.	20,640	276,370
Federal Realty Investment Trust	5,820	776,737
Kimco Realty Corp.	52,280	1,314,319
Kite Realty Group Trust	17,810	511,859
Ramco-Gershenson Properties Trust	43,620	817,439
Regency Centers Corp.	17,800	1,135,284
Retail Opportunity Investments Corp.	67,090	1,126,441
Retail Properties of America Inc.	41,220	687,962
		8,704,127

Specialty — 2.5%

Alexandria Real Estate Equities Inc.	6,470	574,148
CyrusOne Inc.	29,460	811,623
Digital Realty Trust Inc.	13,000	861,900
QTS Realty Trust Inc., Class A	830	28,087
		2,275,758

Total Common Stock (REITs) (Cost $76,785,751)		90,104,259

See Notes to Schedules of Investments and Notes to Financial Statements.

5

Real Estate Securities Fund

Schedule of Investments	December 31, 2014

	Fair Value

Short-Term Investments — 0.3%
State Street Institutional U.S. Government Money Market Fund — Premier Class 0.00% (Cost $287,872)	$287,872	(b,c)

Total Investments (Cost $77,073,623)	90,392,131

Other Assets and Liabilities, net — 0.7%	614,529

NET ASSETS — 100.0%	$91,006,660

See Notes to Schedules of Investments and Notes to Financial Statements.

6

Notes to Schedule of Investments	December 31, 2014

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities cited may not be representative of the Fund’s future investments and should not be construed as a recommendation to purchase or sell a particular security. See the Fund’s summary prospectus and statutory prospectus for complete descriptions of investment objectives, policies, risks and permissible investments.

(a)	Non-income producing security.

(b)	Sponsored by SSgA Funds Management, Inc., an affiliate of State Street Bank & Trust Co., the Fund’s sub-administrator, custodian and accounting agent.
(c)	Coupon amount represents effective yield.

†	Percentages are based on net assets as of December 31, 2014.

Abbreviations:

REIT	Real Estate Investment Trust

7

Financial Highlights

Selected data based on a share outstanding throughout the fiscal years indicated

	12/31/14		12/31/13		12/31/12		12/31/11		12/31/10
Inception date	—		—		—		—		5/1/95
Net asset value, beginning of period	$12.68		$13.27		$11.58		$10.68		$8.41
Income/(loss) from investment operations:
Net investment income	0.28		0.19		0.29		0.21		0.19	*
Net realized and unrealized gains/(losses) on investments	3.79		0.16		1.65		0.84		2.24
Total income from investment operations	4.07		0.35		1.94		1.05		2.43
Less distributions from:
Net investment income	0.29		0.20		0.25		0.15		0.16
Net realized gains	1.72		0.74		—		—		—
Total distributions	2.01		0.94		0.25		0.15		0.16
Net asset value, end of period	$14.74		$12.68		$13.27		$11.58		$10.68
TOTAL RETURN(a)	31.90%		2.60%		16.79%		9.85%		28.94%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$91,007		$102,603		$76,751		$75,012		$78,316
Ratios to average net assets:
Net investment income	1.57%		1.50%		2.13%		1.73%		1.97%
Net expenses	0.94%	(b)	0.96%	(b)	0.98%	(b)	1.04%	(b)	0.92%	(b)
Gross expenses	0.94%		0.96%		0.98%		1.04%		0.93%
Portfolio turnover rate	53%		82%		49%		69%		113%

Notes to Financial Highlights

(a)	Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions and do not include the effect of insurance contract charges. Past performance does not guarantee future results.
(b)	Includes contractual management fee waiver related to the Fund’s investments in the GE Institutional Money Market Fund (the “Fund”). The fee waiver agreement was terminated effective June 30, 2014 with the closure of the Fund.
*	Per share values have been calculated using the average share method.

The accompanying Notes are an integral part of these financial statements.

8

Statement of Assets and Liabilities December 31, 2014

ASSETS
Investments in securities, at Fair Value (cost $76,785,751)	$90,104,259
Short-term investments, at Amortized Cost	287,872
Receivable for investments sold	2,245,063
Income receivables	495,716
Other assets	758
Total assets	93,133,668

LIABILITIES
Payable for investments purchased	1,950,406
Payable for fund shares redeemed	60,099
Payable to GEAM	65,906
Accrued other expenses	50,597
Total liabilities	2,127,008
NET ASSETS	$91,006,660

NET ASSETS CONSIST OF:
Capital paid in	$75,395,271
Accumulated net realized gain	2,292,881
Net unrealized appreciation (depreciation) on:
Investments	13,318,508
NET ASSETS	$91,006,660
Shares outstanding ($0.01 par value; unlimited shares authorized)	6,173,050
Net asset value per share	$14.74

The accompanying Notes are an integral part of these financial statements.

9

Statement of Operations For the year ended December 31, 2014

INVESTMENT INCOME
Income
Dividend	$2,456,429
Interest	1
Total income	2,456,430

Expenses
Advisory and administration fees	835,423
Directors’ fees	4,092
Custody and accounting expenses	37,346
Professional fees	20,582
Other expenses	24,686
Total expenses before waivers	922,129
Less: Fees waived by the adviser	(60)
Net expenses	922,069
Net investment income	$1,534,361

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on investments	$11,549,891
Increase (decrease) in unrealized appreciation/(depreciation) on investments	14,503,130
Net realized and unrealized gain (loss) on investments	26,053,021
Net increase in net assets resulting from operations	$27,587,382

The accompanying Notes are an integral part of these financial statements.

10

Statements of Changes in Net Assets
	Year Ended December 31, 2014	Year Ended December 31, 2013

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$1,534,361	$1,393,744
Net realized gain (loss) on investments	11,549,891	10,391,693
Net increase (decrease) in unrealized appreciation/depreciation on investments	14,503,130	(12,704,573)
Net increase (decrease) from operations	27,587,382	(919,136)
Distributions to shareholders from:
Net investment income	(1,601,880)	(1,500,249)
Net realized gains	(9,474,782)	(5,564,407)
Total distributions	(11,076,662)	(7,064,656)
Increase (decrease) in assets from operations and distributions	16,510,720	(7,983,792)
Share transactions:
Proceeds from sale of shares	1,933,618	47,940,482
Value of distributions reinvested	11,076,662	7,064,656
Cost of shares redeemed	(41,116,890)	(21,169,647)
Net increase (decrease) from share transactions	(28,106,610)	33,835,491
Total increase (decrease) in net assets	(11,595,890)	25,851,699

NET ASSETS
Beginning of year	102,602,550	76,750,851
End of year	$91,006,660	$102,602,550

CHANGES IN FUND SHARES
Shares sold	131,257	3,262,215
Issued for distributions reinvested	740,419	555,834
Shares redeemed	(2,789,257)	(1,512,052)
Net increase (decrease) in fund shares	(1,917,581)	2,305,997

The accompanying Notes are an integral part of these financial statements.

11

Notes to Financial Statements	December 31, 2014
1.	Organization of the Company

GE Investments Funds, Inc. (the “Company”) was incorporated under the laws of the Commonwealth of Virginia on May 14, 1984 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is composed of eleven investment portfolios (collectively the “Funds”), although only the following eight are currently being offered: U.S. Equity Fund, S&P 500 Index Fund, Premier Growth Equity Fund, Core Value Equity Fund, Small-Cap Equity Fund, Total Return Fund, Income Fund, and Real Estate Securities Fund (the “Fund”). Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies.

Shares of the Funds of the Company are offered only to insurance company separate accounts that fund certain variable life insurance contracts and variable annuity contracts. GE Asset Management Incorporated (“GEAM”) is the investment adviser and administrator of each of the Funds.

The Company currently offers one share class (Class 1) of the Fund as an investment option for variable life insurance and variable annuity contracts.

2.	Summary of Significant Accounting Policies

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

Subsequent events after the balance sheet date through the date the financial statements were issued have been evaluated in the preparation of the financial statements. There are no items to report.

The following summarizes the significant accounting policies of the Company:

Securities Valuation and Transactions All investments in securities are recorded at their estimated fair value, as described in Note 3.

Securities transactions are accounted for as of the trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for both financial statement and federal tax purposes.

Derivatives The Fund is subject to equity price risk in the normal course of pursuing its investment objective. The Fund may enter into derivative transactions to gain market exposure for residual and accumulating cash positions.

Real Estate Investment Trusts Dividend income, attributable to real estate investment trusts (“REITs”), is recorded based on management’s estimate of the income included in the distributions received. Distributions received in excess of this amount are recorded as a reduction of the cost of the investments. The actual amounts of income and return of capital are determined by each REIT only after its fiscal year-end and may differ from the estimated amounts.

Investment Income Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions which are recorded as soon after the ex-dividend date as such information becomes available. Withholding taxes on foreign dividends, if any, have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Interest income is recorded on the accrual basis. Accretion of discounts and amortization of premiums on taxable bonds are to the call or maturity date, whichever is shorter, using the effective yield method.

Expenses Fund specific expenses are charged to the Fund that incurs such expenses. Such expenses may include custodial fees, legal and accounting fees, printing costs and registration fees. Expenses that are not fund specific are allocated pro rata across the Funds. Expenses of the Fund are generally paid directly by the Fund, however, expenses may be paid by GEAM and reimbursed by the Fund.

Federal Income Taxes The Fund intends to comply with all sections of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) applicable to regulated investment companies, including the distribution of substantially all of its taxable net investment income and net realized capital gains to its shareholders. Therefore, no provision for federal income tax has been made. The Fund is treated as a separate taxpayer for federal income tax purposes.

12

Notes to Financial Statements	December 31, 2014
3.	Securities Valuation

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a framework for measuring fair value and providing related disclosures. Broadly, the framework requires fair value to be determined based on the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants at the measurement date. In the absence of active markets for the identical assets or liabilities, such measurements involve developing assumptions based on market observable data and, in the absence of such data, internal information that is consistent with what market participants would use in a hypothetical transaction that occurs at the measurement date. It also establishes a three-level valuation hierarchy based upon observable and non-observable inputs.

Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect our market assumptions. Preference is given to observable inputs. These two types of inputs create the following fair value hierarchy:

Level 1 — Quoted prices for identical investments in active markets.

Level 2 — Quoted prices for similar investments in active markets; quoted prices for identical or similar investments in markets that are not active; and model-derived valuations whose inputs are observable or whose significant value drivers are observable.

Level 3 — Significant inputs to the valuation model are unobservable.

Policies and procedures are maintained to value investments using the best and most relevant data available. In addition, pricing vendors are utilized to assist in valuing investments. GEAM performs periodic reviews of the methodologies used by independent pricing services including price validation of individual securities.

Fair Value Measurement The following section describes the valuation methodologies the Fund uses to measure different financial investments at fair value.

The Fund’s portfolio securities are valued generally on the basis of market quotations. Equity securities generally are valued at the last reported sale price on the primary market in which they are traded. Portfolio securities listed on NASDAQ are valued using the NASDAQ Official Closing Price. Level 1 securities primarily include publicly-traded equity securities. If no sales occurred on the exchange or NASDAQ that day, the portfolio security generally is valued using the last reported bid price. In those circumstances the Fund typically classifies the investment securities in Level 2.

Short-term securities of sufficient credit quality with remaining maturities of sixty days or less at the time of purchase are typically valued on the basis of amortized cost which approximates fair value and these are included in Level 2. If it is determined that amortized cost does not approximate fair value, securities may be valued based on dealer supplied valuations or quotations. In these infrequent circumstances, pricing services may provide the Fund with valuations that are based on significant unobservable inputs, and in those circumstances the investment securities are classified in Level 3.

Investments in Registered Investment Companies are valued at the published daily net asset value and classified in Level 1.

If prices are not readily available for a portfolio security, or if it is believed that a price for a portfolio security does not represent its fair value, the security may be valued using procedures approved by the Fund’s Board of Directors that are designed to establish its “fair” value. These securities are typically classified in Level 3. Those procedures require that the fair value of a security be established by a valuation committee of GEAM. The valuation committee follows different protocols for different types of investments and circumstances. The fair value procedures may be used to value any investment of the Fund in the appropriate circumstances.

Fair value determinations generally are used for securities whose value is affected by a significant event that will materially affect the value of a security and which occurs subsequent to the time of the close of the principal market on which such security trades but prior to the calculation of the Fund’s net asset value (“NAV”).

The value established for such a portfolio security valued other than by use of a market quotation (as described above) may be different than what would be produced through the use of market quotations or another methodology. Portfolio securities that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio security for the value established for it at any time and it is possible that the Fund would incur a loss because a portfolio security is sold at a discount to its established value.

13

Notes to Financial Statements	December 31, 2014

Other financial investments are derivative instruments that are not reflected in total investments, such as futures, forwards, swaps, and written options contracts, which are valued based on fair value as discussed above.

The Fund uses closing prices for derivatives included in Level 1, which are traded either on exchanges or liquid over-the-counter markets. Derivative assets and liabilities included in Level 2 primarily represent interest rate swaps, cross-currency swaps and foreign currency and commodity forward and option contracts. Derivative assets and liabilities included in Level 3 primarily represent interest rate products that contain embedded optionality or prepayment features.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following table presents the Fund’s investments measured at fair value on a recurring basis at December 31, 2014:

Investments	Level 1	Level 2	Level 3	Total
Investments in Securities†
Common Stock	$90,104,259	$—	$—	$90,104,259
Short-Term Investments	287,872	—	—	287,872

Total Investments in Securities	$90,392,131	$—	$—	$90,392,131

†	See Schedule of Investments for Industry Classifications

There were no transfers between fair value levels during the period. Transfers between fair value levels are considered to occur at the beginning of the period.

4.	Line of Credit

The Company shares a revolving credit facility of up to $150 million with a number of its affiliates. The credit facility is with its custodian bank, State Street Bank and Trust Company (“State Street”). The revolving credit facility requires the payment of a commitment fee equal to 0.125% (0.10% prior to October 29, 2014) per annum on the daily unused portion of the credit facility, payable quarterly. The portion borne by the Fund generally is borne proportionally based upon net assets. In addition, the Company has a $100 million uncommitted, unsecured line of credit with State Street. Generally, borrowings under the credit facilities would accrue interest at the Federal Funds Rate plus 50 basis points and would be borne by the borrowing fund. The maximum amount allowed to be borrowed by any one fund is the lesser of (i) 33.33% of its total assets or (ii) 20% of its net assets. The credit facilities were not utilized by the Fund during the year ended December 31, 2014.

5.	Compensation and Fees Paid to Affiliates

GEAM, a registered investment adviser, was retained by the Board effective May 1, 1997 to act as investment adviser and administrator of the Fund. GEAM’s compensation for investment advisory and administrative services (“Management Fee”) is paid monthly based on the average daily net assets of the Fund. The advisory and administrative fee is stated in the following schedule:

Average Daily Net Assets of Fund	Advisory and Administration Fees
First $100 million	0.85%
Next $100 million	0.80%
Over $200 million	0.75%

GEAM had a contractual arrangement with the Fund to waive a portion of the Fund’s Management Fee in the amount equal to the Management Fee earned by GEAM with respect to the Fund’s investment in the GE Institutional Money Market Fund (the “Fee Waiver Agreement”). Effective June 26, 2014, the State Street Institutional U.S. Government Money Market Fund replaced the GE Institutional Money Market Fund as the cash sweep vehicle for the Fund’s cash holdings. As a result, the Fee Waiver Agreement was terminated effective June 30, 2014 with the closure of the Fund.

Directors’ Compensation The Fund pays no compensation to its directors who are officers or employees of GEAM or its affiliates. Directors who are not such officers or employees also serve in a similar capacity for other funds advised by GEAM. Compensation paid to non-interested Directors are reflected on the Statement of Operations. These fees are allocated pro rata across all of the mutual fund platforms served by the Directors, including the Fund, and are based upon the relative net assets of each fund within such platforms.

14

Notes to Financial Statements	December 31, 2014
6.	Sub-Advisory Fees

Pursuant to an investment sub-advisory agreement with GEAM, CenterSquare Management, Inc. (“CenterSquare”) is the sub-adviser to the Fund. CenterSquare is responsible for the day-to-day portfolio management of the assets of the Fund, including the responsibility for making decisions to buy, sell or hold a particular security, under the general supervision of GEAM and the Board. For their services, GEAM pays CenterSquare monthly sub-advisory fees which are calculated as a percentage of the average daily net assets of the Fund.

7.	Investment Transactions

Purchases and Sales of Securities The cost of purchases and the proceeds from sales of investments, other than short-term securities, for the year ended December 31, 2014, were as follows:

Non-U.S. Government Securities
Purchases	Sales
$51,108,849	$87,171,169
8.	Income Taxes

The Fund is subject to ASC 740, Income Taxes. ASC 740 provides guidance for financial accounting and reporting for the effects of income taxes that result from an entity’s activities during the year. ASC 740 also provides guidance regarding how certain uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. ASC 740 requires evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more likely than not” of being sustained by the applicable tax authority. There are no adjustments to the Fund’s net assets required under ASC 740. The Fund’s 2011, 2012, 2013, and 2014 fiscal years tax returns are still open to examination by the Federal and applicable state tax authorities.

At December 31, 2014, information on the tax cost of investments and distributable earnings on a tax basis was as follows:

Cost of Investments For Tax Purposes	Gross Tax		Net Tax Appreciation/ (Depreciation)		Undistributed
	Appreciation	Depreciation	Investments	Derivatives/ Currency	Income	Accum. Capital Gain/(Loss)	Late-Year Losses
$77,255,608	$13,219,795	$(83,272)	$13,136,523	$—	$360,600	$2,144,267	$—

As of December 31, 2014, the Fund had no capital loss carryovers. Capital loss carryovers are available to offset future realized capital gains to the extent provided in the Internal Revenue Code and regulations thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable that gains offset will not be distributed to shareholders because they would be taxable as ordinary income.

Any qualified late-year loss is deemed to arise on the first day of the Fund’s next tax year (if the Fund elects to defer such loss). Under this regime, generally, the Fund can elect to defer any post-October capital loss and/or any late-year ordinary loss as defined by the Internal Revenue Code.

The Fund incurred no such losses for the year ended December 31, 2014.

The tax character of distributions paid during the years ended December 31, 2014 and December 31, 2013 were as follows:

Year	Ordinary Income	Long-Term Capital Gains	Total
2014	$2,610,239	$8,466,423	$11,076,662
2013	1,393,744	5,670,912	7,064,656

Distributions to Shareholders The Fund declares and pays any dividends from net investment income annually. The Fund declares and pays any net realized capital gains in excess of capital loss carryforwards distributions annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include (but are not limited to) distributions from Real Estate Investment Trusts (“REITs”), dividend redesignations and losses

15

Notes to Financial Statements	December 31, 2014

deferred due to wash sale transactions. Reclassifications due to permanent book/tax differences are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or the NAV of the Fund. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

The reclassifications for the year ended December 31, 2014 were as follows:

Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)	Unrealized Gain	Capital Paid In
$67,519	$(58,125)	$1,492	$(10,886)

16

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Directors

GE Investment Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Real Estate Securities Fund (the “Fund”), a series of GE Investment Funds, Inc., as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Real Estate Securities Fund as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 18, 2015

17

Tax Information	(Unaudited)

For the year ended December 31, 2014, the Fund hereby designates $8,466,423 as capital gain dividends, or the amount ultimately treated as capital gain net income.

The amounts presented herein may differ from amounts presented elsewhere in the financial statements due to differences between tax and financial accounting principles. Please consult a tax advisor if you have any questions about Federal or State income tax laws or on how to prepare your tax returns. If you have specific questions about your Fund account, please consult your investment representative.

18

Advisory and Administrative Agreement Renewal	(Unaudited)

The Board of Directors of the GE Investments Funds, Inc. (the “Board”), including the independent Board members, considered and unanimously approved the continuance for an additional year of the Fund’s Investment Advisory and Administration Agreement with GE Asset Management Incorporated (“GEAM”) and the Investment Sub-Advisory Agreement with the Fund’s sub-adviser, CenterSquare Investment Management, Inc. (“CenterSquare”), at meetings held on December 17 and December 19, 2014.

In considering whether to approve the Fund’s investment advisory and sub-advisory agreements, the Board members considered and discussed a substantial amount of information and analysis provided, at the Board’s request, by GEAM and CenterSquare. The Board members also considered detailed information regarding performance and expenses of other investment companies, including those with similar investment strategies and sizes, which was prepared by independent third party provider Morningstar, Inc. (“Morningstar”). The Board members noted that GEAM does not manage any other mutual funds or investment products that employ the same investment strategy as the Fund. The Board had the opportunity to ask questions and request additional information in connection with its considerations.

Before approving the Fund’s investment advisory and sub-advisory agreements, the independent Board members reviewed the information provided with management of GEAM and with their independent legal counsel. The Board members also reviewed memorandums prepared by independent legal counsel discussing the legal standards for the consideration of the proposed continuances. The independent Board members discussed the proposed continuances in detail during a private session with their independent legal counsel at which no representatives of GEAM or CenterSquare were present. The independent Board members and their independent legal counsel requested, received and considered additional information from GEAM following these sessions.

In advance of the meetings, and in response to their request, the Board members received from GEAM written responses to their inquiries, which included substantial exhibits and other materials related to GEAM’s business and the services it provides to the Fund. Also in advance of the meetings, the Board members received from CenterSquare a written response to a letter of inquiry prepared by GEAM at the Board’s request, which included substantial exhibits and other materials related to the business of, and services provided by, CenterSquare. The

Board members took into account their experience as Board members and particularly their previous consideration of these types of agreements. When feasible, information was presented in a manner to facilitate comparison to prior periods and to reflect certain enhancements to GEAM’s infrastructure, systems, research and analytics capabilities and shareholder servicing model. To focus their review, the Board members asked GEAM management and CenterSquare, in their oral presentations and/or written materials, to highlight material differences from the information presented in recent years.

During the meetings, the Board members had an opportunity to discuss this information with GEAM representatives, including senior executives, representatives from the legal, compliance and finance departments, and investment personnel. The Board members also had an opportunity to hear presentations by representatives of CenterSquare during the past year. The Board members posed questions to these representatives and engaged in substantive discussions with them concerning each of their investment processes.

In reaching their determinations relating to continuance of the Fund’s investment advisory and sub-advisory agreements, the Board members considered all factors that they deemed relevant, including the factors discussed below. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Board member may have attributed different weights to the various factors. In particular, the Board members focused on the following:

The Nature, Extent And Quality Of Services Provided.

The Board members reviewed the services provided by GEAM and CenterSquare, taking into account their past experiences with GEAM and CenterSquare. In connection with their consideration of GEAM’s services, the Board members focused on the favorable attributes of GEAM, including (i) an investment philosophy oriented toward long-term performance; (ii) effective processes used for overseeing sub-advisers; (iii) effective processes used for providing Fund administration, including controllership and compliance functions, the optimization of its Fund administration platform and the continued oversight of the performance of other companies that provide services to the Fund and its shareholders; (iv) highly skilled professionals, including analysts, research professionals, traders and portfolio managers with a depth of experience relevant to the Fund; (v) access to significant and

19

Advisory and Administrative Agreement Renewal	(Unaudited)

enhanced technological resources from which the Fund may benefit; and (vi) a favorable history and reputation. The Board members noted that the Fund represents only a small portion of the assets managed by GEAM, but benefits from a full array of services and resources provided by GEAM.

In connection with their consideration of the services provided by CenterSquare, the Board members focused on CenterSquare’s favorable attributes relating to its investment philosophy and discipline, experienced investment and trading personnel, systems and other resources, including research capabilities, and favorable history and reputation.

In light of the foregoing, the Board, including the independent Board members, concluded that the services provided by GEAM and CenterSquare continue to be satisfactory.

Investment Performance Of The Fund And The Sub-Adviser.

The Board members considered the investment performance of the Fund for various periods. The Board members reviewed detailed comparisons of the performance of the Fund with the relevant securities index and peer and category groupings of mutual funds prepared by Morningstar with respect to various periods. The Board members also engaged in detailed discussions with GEAM management and representatives of CenterSquare at a prior meeting held during the year about their investment processes and performance results. These discussions focused on the Fund’s investment objective, the number and experience of portfolio management and supporting research personnel, the Fund’s investment style and approach employed, the likely market cycles for the investment style and the Fund’s relatively favorable performance.

The Board, including the independent Board members, concluded that the Fund’s performance was acceptable.

Cost Of The Services Provided And Profits Realized From The Relationships With The Fund.

The Board members considered the fees paid to GEAM by the Fund, as well as those paid to CenterSquare by GEAM, and the cost of the services provided by GEAM and CenterSquare to the Fund. The Board members reviewed the information they had requested from GEAM and CenterSquare concerning their profitability. The Board members considered the profit margin information for GEAM’s investment company business as a whole, as well as GEAM’s profitability data for the Fund. The Board members reviewed GEAM’s assumptions and the methods of cost allocation used by GEAM in preparing Fund-specific profitability data. The Board members also discussed with GEAM the basis for its belief that the methods of allocation used were reasonable for each area of its business.

Information was presented regarding the financial condition of GEAM and CenterSquare for various past periods. The Board members noted and discussed the additional services provided by GEAM to the Fund compared to other similar mutual funds managed by GEAM, and noted that GEAM, and not the Fund, pays the sub-advisory fees to CenterSquare. GEAM reviewed the services related to overseeing the sub-adviser, including but not limited to having multiple meetings with the sub-adviser during the year to conduct investment performance, risk and compliance reviews. The Board members determined that GEAM and CenterSquare should be entitled to earn a reasonable level of profits for the services they provide to the Fund. The Board members also recognized that GEAM has made and continues to make significant investments in its business in fulfilling its obligations to the Fund and supporting its Fund-related activities.

Based on their review, the Board, including the independent Board members, concluded that they were satisfied that the level of profitability achieved by GEAM and CenterSquare from their relationship with the Fund was not unreasonable or excessive.

The Extent To Which Economies Of Scale Would Be Realized As The Fund Grows And Whether Fee Levels Would Reflect Such Economies Of Scale.

Although the Board noted that the Fund experienced a decrease in assets over the past year, the Board members considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of Fund investors.

The Board members considered the substantial infrastructure investments that GEAM has made with respect to its operations and its commitment to continue investing resources to enhance services to the Fund and its shareholders. The Board members recognized the benefits to the Fund of GEAM’s past investment in its operations through expenditures to support its substantial infrastructure, and that, with respect to all GEAM managed mutual funds, GEAM has not yet fully recouped that investment. The Board members reviewed the

20

Advisory and Administrative Agreement Renewal	(Unaudited)

applicable advisory fee breakpoints for the Fund. They recognized the economies of scale benefits that would be derived by the Fund as a result of the breakpoint fee structure in the event that average daily net assets exceed $100 million. The Board members also recognized the benefits to the Fund of being able to leverage a favorable cost structure achieved with respect to the Fund’s other operating expenses as a result of GEAM’s large overall base of assets under management and its vendor management practices.

Comparison Of Services To Be Rendered And Fees To Be Paid.

The Board members discussed the respective services provided to the Fund by each of GEAM and CenterSquare, and the fees charged for those services, including the allocation of total advisory fees between them. The Board members reviewed information concerning the fee and expense ratios for the Fund, and comparative information with respect to peer groupings of mutual funds prepared by Morningstar. They discussed that the Fund’s advisory fee and expense ratios were within the applicable peer group ranges. The Board members also reviewed comparative mutual fund and/or other account fee information provided by CenterSquare. The Board, including the independent Board members, concluded that, based on this information, the advisory and sub-advisory fees were reasonable in relation to the services provided to the Fund.

Fall-Out Benefits.

The Board members considered other actual and potential financial benefits that GEAM and CenterSquare may derive from their respective relationships with the Fund, including, to the extent applicable, soft dollar commission benefits generated through Fund portfolio transactions. The Board members noted, however, that the Fund benefits from the vast array of resources available through GEAM, and that the Fund represents only a small portion of the assets managed by GEAM.

Conclusion.

No single factor was determinative to the Board’s decision. Based on their discussion and such other matters as were deemed relevant, the Board, including the independent Board members, concluded that renewal of the investment advisory and sub-advisory agreements was in the best interests of the Fund and its shareholders.

21

Additional Information	(Unaudited)

Information about Directors and Executive Officers:

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Directors. Information pertaining to the directors and officers of the Fund is set forth below.

Interested Directors and Executive Officers

Jeanne M. La Porta

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    49

Position(s) Held with Fund    Director and President

Term of Office and Length of Time Served    Until successor is elected and qualified — Less than 1 year

Principal Occupation(s) During Past 5 years    Senior Vice President and Commercial Operations Leader at GEAM since March 2014; President of GE Institutional Funds and GE Investments Funds, Inc. since April 2014; President and Trustee of GEAM’s UCITs Funds since March 2014; Senior Vice President and Commercial Administrative Officer at GEAM from April 2010 to March 2014; Vice President of GE Institutional Funds since July 2003; Vice President of Elfun Funds and GE Retirement Savings Plan Funds (formerly GE Savings & Security Funds) since October 2003; Secretary of GE Funds from July 2007 to September 2010 and Vice President from July 2007 to February 2011; Senior Vice President and Deputy General Counsel of GEAM from October 2007 to April 2010; Vice President and Assistant Secretary of Elfun Funds and GE Retirement Savings Plan Funds from July 2003 to June 2010; and Vice President and Associate General Counsel — Marketing and Client Services (formerly Asset Management Services) at GEAM from May 1997 to October 2007.

Number of Portfolios in Fund Complex Overseen by Director    24

Other Directorships Held by Director    Trustee and President of GE Institutional Funds since 2014; Trustee of Elfun Funds since 2014; and Director of GE Investment Distributors, Inc. since June 2011.

Matthew J. Simpson

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    53

Position(s) Held with Fund    Director and Executive Vice President

Term of Office and Length of Time Served    Until successor is elected and qualified — 7 years

Principal Occupation(s) During Past 5 years    Executive Vice President, General Counsel and Secretary of GEAM since July 2007; Secretary of Elfun Funds and GE Retirement Savings Plan Funds (formerly GE Savings & Security Funds) since July 2007; Senior Vice President and General Counsel — Marketing and Client Services (formerly Asset Management Services) of GEAM and Senior Vice President and General Counsel of GE Asset Management Services from February 1997 to July 2007; Vice President and Associate General Counsel of GEAM from October 1992 to February 1997; Secretary of GE Institutional Funds and GE Investments Funds, Inc. from 1997 to July 2007 and Vice President from September 2003 to July 2007; Assistant Secretary of Elfun Funds and GE Retirement Savings Plan Funds from 1998 to July 2007 and Vice President from October 2003 to July 2007; and Secretary of GE Funds from 1993 to July 2007 and Vice President from September 2003 to July 2007.

22

Additional Information	(Unaudited)

Number of Portfolios in Fund Complex Overseen by Director    24

Other Directorships Held by Director    Trustee of Elfun Funds, GE Retirement Savings Plan Funds and General Electric Pension Trust since July 2007; Trustee and Executive Vice President of GE Institutional Funds since July 2007; Director of GEAM since July 2007; Trustee and Executive Vice President of GE Funds from July 2007 to February 2011; and Director of GE Investment Distributors, Inc. since June 2011.

JoonWon Choe

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    45

Position(s) Held with Fund    Vice President & Secretary

Term of Office and Length of Time Served    Until successor is elected and qualified — 4 years

Principal Occupation(s) During Past 5 years    Senior Vice President and Deputy General Counsel at GEAM since March 2011; Vice President and Secretary of GE Institutional Funds since September 2010; Vice President and Assistant Secretary of Elfun Funds and GE Retirement Savings Plan Funds (formerly GE Savings & Security Funds) since September 2010; Senior Vice President and Associate General Counsel at GEAM from June 2010 to March 2011; Vice President and Associate General Counsel of GEAM from November 2005 to June 2010 and Vice President and Secretary of GE Funds from September 2010 to February 2011.

Number of Portfolios in Fund Complex Overseen by Officer    N/A

Other Directorships Held by Officer    N/A

Robert Herlihy

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    47

Position(s) Held with Fund    Chief Compliance Officer

Term of Office and Length of Time Served    Until successor is elected and qualified — 9 years

Principal Occupation(s) During Past 5 years    Chief Compliance Officer of GEAM, GE Institutional Funds, Elfun Funds, and GE Retirement Savings Plan Funds (formerly GE Savings & Security Funds) since July 2005; Chief Compliance Officer of GE Funds from July 2005 to February 2011 and Manager of Fund Administration at GEAM from 2002-2005.

Number of Portfolios in Fund Complex Overseen by Officer    N/A

Other Directorships Held by Officer    N/A

Arthur A. Jensen

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    48

Position(s) Held with Fund    Treasurer

Term of Office and Length of Time Served    Until successor is elected and qualified — 3 years

23

Additional Information	(Unaudited)

Principal Occupation(s) During Past 5 Years    Treasurer of GE Institutional Funds, Elfun Funds and GE Retirement Savings Plan Funds (formerly GE Savings & Security Funds) since June 2011; Mutual Funds Controller of GEAM since April 2011; Senior Vice President at Citigroup from 2008 to 2010 and Vice President at JPMorgan from 2005 to 2008.

Number of Portfolios in Fund Complex Overseen by Officer    N/A

Other Directorships Held by Officer    N/A

Non-Interested Directors

John R. Costantino

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    68

Position(s) Held with Fund    Chairman of the Board

Term of Office and Length of Time Served    Until successor is elected and qualified — 18 years

Principal Occupation(s) During Past 5 years    General Partner, NGN Capital LLC since 2006; and Managing Director, Vice President of Walden Capital Management since 1996.

Number of Portfolios in Fund Complex Overseen by Director    16

Other Directorships Held by Director    Trustee of GE Institutional Funds since 1997; Trustee of Fordham University from 1989 to 1995 and from 2001 to 2007 and Trustee Emeritus since 2007; Trustee of NeuroScience Research Institute since 1986; Trustee of GE Funds from 1993 to February 2011; Director of Artes Medical from 2006 to 2008; and Trustee of Gregorian University Foundation from 1992 to 2007.

R. Sheldon Johnson

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    68

Positions(s) Held with Fund    Director

Term of office and Length of Time served    Until successor is elected and qualified — 3 years

Principal Occupation(s) During Past 5 years    Retired, 2006 to present; Head of Global Institutional Equity Sales and Marketing at Morgan Stanley & Co., Inc. from 2002 to 2006 and Managing Director at Morgan Stanley & Co., Inc. from 1988 to 2006.

Number of Portfolios in Fund Complex Overseen by Director    16

Other Directorships Held by Director    Trustee of GE Institutional Funds since April 2011 and Trustee of St. Lawrence University since 2003.

24

Additional Information	(Unaudited)

Donna M. Rapaccioli

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    52

Position(s) Held with Fund    Director

Term of Office and Length of Time Served    Until successor is elected and qualified — 3 years

Principal Occupation(s) During Past 5 Years    Dean of the Gabelli School of Business since 2007 and Accounting professor since 1987 at Fordham University.

Number of Portfolios in Fund Complex Overseen by Officer    16

Other Directorships Held by Director    Trustee of GE Institutional Funds since January 2012 and Trustee of Emmanuel College since 2010.

The Statement of Additional Information for the Funds includes additional information about the Directors and Officers and is available, without charge, upon request by calling 1-800-242-0134.

25

Investment Team	(Unaudited)

Investment Adviser and Administrator

GE Asset Management Incorporated

Board of Directors

John R. Costantino, Chairman

R. Sheldon Johnson

Jeanne M. La Porta

Donna M. Rapaccioli

Matthew J. Simpson

Secretary

JoonWon Choe

Assistant Secretary

Michelle Matzelle

Treasurer

Arthur A. Jensen

Assistant Treasurer

Ryan Hunter

Distributor

GE Investment Distributors, Inc.

Member FINRA and SIPC

Custodian

State Street Bank & Trust Company

At GE Asset Management, we’re dedicated to providing the investment options you’ll need to tailor your financial portfolio to every stage of your life. Each member of the GE Family of Funds is managed according to the same principles of integrity and quality that have guided GE over the past century, and have made it the world-class company that it is today. Each fund draws strength from a heritage of investment management experience that spans more than 80 years. Whether you’re creating a new investment portfolio or adding to an established one, the GE Family of Funds offers an array of professionally managed investment options that will help you meet a lifetime of financial needs.

26

Investment Adviser

GE Asset Management Incorporated

1600 Summer Street

Stamford, CT 06905

or at:

PO Box 7900

Stamford, CT 06904-7900

Distributor

GE Investment Distributors, Inc.

member FINRA and SIPC

1600 Summer Street

Stamford, CT 06905

or at:

PO Box 7900

Stamford, CT 06904-7900

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 1-800-493-3042; (ii) on the Fund’s website at http://www.geam.com; and (iii) on the Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC – information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s website at http://www.geam.com; and (ii) on the Commission’s website at http://www.sec.gov.

GE Investments Funds, Inc.

Premier Growth Equity Fund

Annual Report

December 31, 2014

GE Investments Funds, Inc.

Premier Growth Equity Fund	Contents

This report is prepared for Policyholders of certain variable contracts and may be distributed to others only if preceded or accompanied by the variable contract’s current prospectus and the current prospectus and/or summary prospectus of the Fund available for investments thereunder.

Notes to Performance	December 31, 2014 (Unaudited)

The information provided on the performance pages relates to the GE Investments Premier Growth Equity Fund (the “Fund”).

Total return performance shown in this report for the Fund takes into account changes in share price and assumes reinvestment of dividends and capital gains distributions, if any. Total returns shown are net of Fund fees and expenses but do not reflect fees and charges associated with the variable contracts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the Fund’s total returns for all periods shown.

The performance data quoted represents past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Periods less than one year are not annualized. Please call 800-493-3042 or visit the Fund’s website at http://www.geam.com for the most recent month-end performance data.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. An investment in the Fund is subject to risk, including possible loss of principal invested.

The Standard & Poor’s (“S&P”) 500® Composite Price Index of stocks (“S&P 500 Index”) is an unmanaged, market capitalization-weighted index of stocks of 500 large U.S. companies, which is widely used as a measure of large-cap U.S. stock market performance.

The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those companies in the Russell 1000® Index (which measures the entire U.S. equity large-cap segment) with higher price-to-book ratios and higher forecasted growth values. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership.

The results shown for the foregoing indices assume the reinvestment of net dividends or interest and do not reflect fees, expenses, or taxes. As such, the index returns do not reflect the actual cost of investing in the instruments that comprise each index.

The peer universe of the underlying annuity funds used for the peer group average annual total return calculation is based on a blend of Morningstar peer categories, as shown. Morningstar is an independent mutual fund rating service. A Fund’s performance may be compared to or ranked within a universe of mutual funds with investment objectives and policies similar but not necessarily identical to that of the Fund.

©2015 Morningstar, Inc. All Rights Reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damage or losses relating from any use of this information. Past performance is no guarantee of future results.

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice.

GE Investment Distributors, Inc., Member of FINRA & SIPC, is the principal underwriter and distributor of the GE Investments Funds, Inc. and a wholly owned subsidiary of GE Asset Management Incorporated, the investment adviser of the Fund.

1

Premier Growth Equity Fund	(Unaudited)

Chief Investment

Officer — U.S. Equities

David B. Carlson is Chief Investment Officer — U.S. Equities at GE Asset Management. He manages the overall U.S. equity investments for GE Asset Management. Mr. Carlson has served as the portfolio manager for the Premier Growth Equity Fund since the Fund’s commencement. Mr. Carlson joined GE Asset Management in 1982 as a securities analyst for investment operations. He became a Vice President for Mutual Fund Portfolios in 1987, a Senior Vice President in 1989 and an Executive Vice President in 2003.

Q.	How did the GE Investments Premier Growth Equity Fund perform compared to its benchmark and Morningstar peer group for the twelve-month period ended December 31, 2014?

A.	For the twelve-month period ended December 31, 2014, the GE Investments Premier Growth Equity Fund returned 14.05%. The Fund’s broad based benchmarks, the S&P 500® Index (S&P 500 Index) and the Russell 1000 Growth Index returned 13.69% and 13.05%, respectively. The Fund’s Morningstar peer group of 353 U.S. Insurance Large Growth Funds returned an average of 10.55% over the same period.

Q.	What market factors affected the Fund’s performance?

A.	Investor confidence in the U.S. economy drove equities higher in the last twelve months. S&P 500 Index stocks ended the year up almost 14%, near all-time highs. There were two big surprises in macro events last year: the drop in oil prices and the drop in interest rates. In response to lower interest rates, utilities were the best performing S&P 500 Index sector with a return of 28%, while energy was the only sector to decline, falling 8%. During the year, Mid-East tensions and Russia’s assertive actions in Crimea and the Ukraine created geopolitical uncertainties, while Chinese growth concerns added a cautious note to global equity investing. In this environment the U.S. was the best performing major equity market on the global stage. U.S. large cap stocks outperformed smaller-cap indices, and within large caps, there was no clear style leadership.

Q.	What were the primary drivers of Fund performance?

A.	The Fund’s outperformance versus peers was driven primarily by strong rallies among its biotechnology holdings, including Gilead, Amgen and Alexion. We had a chance to add to the Fund’s top biotech holdings at attractive valuations during a pullback in the spring, with each benefiting from innovative therapies and pipelines. Other health care holdings contributed to Fund outperformance, including Covidien (up in excess of 50% on a takeover bid) and Actavis. The Fund also benefited from its underweight positioning in energy, and relative strength in its energy sector holdings. Not owning any telecommunications stocks as that sector lagged also bolstered performance. As interest rates declined — a development which defied our expectations — the Fund’s sole REIT holding outperformed.

On the other hand, the Fund didn’t benefit from the strong rally in utilities amid declining interest rates. The highly-regulated utility companies generally lack the sustainable double-digit earnings growth profile central to the Fund’s stock selection process. In a reversal from last year, the consumer discretionary sector lagged the benchmarks and dragged on returns. Dick’s Sporting Goods was the key detractor, experiencing a slowdown in a few segments. We are reevaluating this big-box retailer’s resilience to an increasingly e-commerce driven retail industry. Leading Asian gaming company, Las Vegas Sands, underperformed due to China’s sluggish growth and the government’s “anti-Corruption” campaign. The Fund’s media holdings took a breather after contributing handsomely to results in the previous year. There was an incredible dispersion of returns among technology stocks, which

2

(Unaudited)

generally creates opportunity for the active manager. Unfortunately this year, on balance, the Fund’s technology selections underperformed the benchmark, driven by relative weakness among the Fund’s communications equipment and internet holdings.

Q.	Were there any significant changes to the Fund during the period?

A.	There were no changes to the Fund’s bottom-up fundamental stock picking process in the past year. We continue to focus on what we believe are financially strong companies with great management teams at attractive valuations — favoring companies with innovative products and services rather than business models tied to GDP growth. Changes to the Fund were relatively modest during the 12-month period. We ended the year with 35 stocks in the Fund, down one from the start of the year. At December 31, 2014, technology remained the Fund’s largest sector allocation, despite a modest reduction in sector exposure. We took profits in relative outperformers and eliminated positions where our level of conviction declined. We added to the Fund’s health care holdings, taking advantage of attractive valuation levels over the course of the year. We decreased the Fund’sexposure to energy as uncertainty grew, and increased the industrials underweight. The Fund maintained its underweight positioning in the slower-growing utilities, telecommunications and consumer staples sectors. In a slow growth world, we believe the Fund’s collection of companies with above-average earnings growth rates will do well over the long term.

3

Premier Growth Equity Fund	(Unaudited)

Understanding Your Fund’s Expenses

As a shareholder of the Fund, you incur ongoing costs. Ongoing costs include portfolio management fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended December 31, 2014.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given under the heading “Expenses paid during the period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs, such as sales charges or redemption fees, if any. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. Additionally, the expenses shown do not reflect the fees or charges associated with variable contracts through which shares of the Fund are offered.

July 1, 2014 – December 31, 2014

	Account value at the beginning of the period ($)	Account value at the end of the period ($)	Expenses paid during the period ($)*
Actual Fund Return	1,000.00	1,093.90	4.27
Hypothetical 5% Return (2.5% for the period)	1,000.00	1,021.12	4.13

*	Expenses are equal to the Fund’s annualized net expense ratio of 0.81% (for the period July 1, 2014 – December 31, 2014), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

4

Premier Growth Equity Fund	(Unaudited)

Investment Profile

A mutual fund designed for investors who seek long-term growth of capital and future income rather than current income. The Fund seeks to achieve its objectives by investing at least 80% of its net assets under normal circumstances in equity securities, such as common and preferred stocks. The Fund invests primarily in a limited number of large-and medium-sized companies (meaning companies with a market capitalization of $2 billion or more) that the portfolio manager believes have above-average growth histories and/or growth potential.

Morningstar Performance Comparison

Based on average annual returns for periods ended 12/31/14

	One Year	Five Year	Ten Year
Number of funds in peer group	353	318	246
Peer group average annual total return	10.55%	14.52%	7.56%
Morningstar Category in peer group: U.S. Insurance Large Growth

Sector Allocation

as a % of Investments of $39,965 (in thousands) on December 31, 2014 (b)(c)

Top Ten Largest Holdings

as of December 31, 2014 (as a % of Investments) (b)(c)

Apple Inc.	4.40%
Visa Inc., Class A	3.96%
Schlumberger Ltd.	3.92%
Liberty Global PLC, Class C	3.88%
Lowe’s Companies Inc.	3.78%
QUALCOMM Inc.	3.78%
CME Group Inc.	3.73%
Baidu Inc. ADR	3.63%
Amgen Inc.	3.50%
Actavis PLC	3.46%

Change in Value of a $10,000 Investment(a)

Class 1 Shares

Average Annual Total Return

For the Periods Ended December 31, 2014

Class 1 Shares (Inception date: 12/12/97)

	One Year	Five Year	Ten Year	Ending value of a $10,000 investment (a)
Premier Growth Equity	14.05%	15.83%	7.87%	$21,326
S&P 500 Index	13.69%	15.46%	7.68%	$20,945
Russell 1000 Growth	13.05%	15.82%	8.50%	$22,594

(a)	Ending value of a $10,000 investment for the ten-year period or since inception, whichever is less.
(b)	Fair Value basis is inclusive of short-term investment in State Street Institutional U.S. Government Money Market Fund Premier Class.
(c)	The securities information regarding holdings, allocations and other characteristics is presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security.

See Notes to Performance beginning on page 1 for further information, including an explanation of Morningstar peer categories.

Past performance does not predict future performance. The performance shown in the graphs and tables does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares and does not reflect the fees or charges that would be associated with variable contracts through which shares of the Fund are offered.

5

Premier Growth Equity Fund

Schedule of Investments	December 31, 2014

Premier Growth Equity Fund

	Number of Shares	Fair Value

Common Stock — 97.0%†

Air Freight & Logistics — 1.5%

United Parcel Service Inc., Class B	5,491	$610,434

Application Software — 2.3%

Intuit Inc.	9,883	911,114

Asset Management & Custody Banks — 3.2%

State Street Corp.	16,362	1,284,417	(a)

Biotechnology — 8.2%

Alexion Pharmaceuticals Inc.	4,721	873,527	(b)
Amgen Inc.	8,784	1,399,203
Gilead Sciences Inc.	10,541	993,595	(b)
		3,266,325

Broadcasting — 1.6%

Discovery Communications Inc., Class C	18,996	640,545	(b)

Cable & Satellite — 6.5%

Comcast Corp., Special Class A	18,447	1,061,901
Liberty Global PLC, Class C	32,064	1,549,012	(b)
		2,610,913

Casinos & Gaming — 1.3%

Las Vegas Sands Corp.	9,114	530,070

Communications Equipment — 3.8%

QUALCOMM Inc.	20,314	1,509,940

Data Processing & Outsourced Services — 4.0%

Visa Inc., Class A	6,039	1,583,426

Fertilizers & Agricultural Chemicals — 3.4%

Monsanto Co.	11,529	1,377,370

Healthcare Equipment — 5.0%

Abbott Laboratories	23,608	1,062,832
Covidien PLC	9,332	954,477
		2,017,309

Healthcare Services — 2.5%

Express Scripts Holding Co.	11,639	985,474	(b)

Healthcare Supplies — 1.7%

The Cooper Companies Inc.	4,173	676,402

	Number of Shares	Fair Value

Home Improvement Retail — 3.8%

Lowe’s Companies Inc.	21,959	$1,510,779

Industrial Machinery — 1.2%

Dover Corp.	6,587	472,420

Internet Retail — 2.3%

Amazon.com Inc.	2,965	920,188	(b)

Internet Software & Services — 10.7%

Baidu Inc. ADR	6,369	1,451,941	(b)
eBay Inc.	18,447	1,035,245	(b,c)
Facebook Inc., Class A	6,588	513,996	(b)
Google Inc., Class A	988	524,292	(b)
Google Inc., Class C	1,427	751,173	(b)
		4,276,647

Investment Banking & Brokerage — 2.3%

The Charles Schwab Corp.	30,196	911,617

Movies & Entertainment — 2.2%

The Walt Disney Co.	9,333	879,075

Oil & Gas Equipment & Services — 3.9%

Schlumberger Ltd.	18,338	1,566,249

Pharmaceuticals — 3.5%

Actavis PLC	5,381	1,385,123	(b)

Soft Drinks — 3.2%

PepsiCo Inc.	13,396	1,266,726

Specialized Finance — 6.3%

CME Group Inc.	16,800	1,489,320
McGraw Hill Financial Inc.	11,530	1,025,939
		2,515,259

Specialized REITs — 3.0%

American Tower Corp.	12,078	1,193,910

Specialty Stores — 2.1%

Dick’s Sporting Goods Inc.	17,019	844,993

Technology Hardware, Storage & Peripherals — 7.5%

Apple Inc.	15,921	1,757,360
EMC Corp.	41,177	1,224,604
		2,981,964

Total Common Stock (Cost $24,319,563)		38,728,689

See Notes to Schedules of Investments and Notes to Financial Statements.

6

Premier Growth Equity Fund

Schedule of Investments	December 31, 2014

	Fair Value

Short-Term Investments — 3.1%
State Street Institutional U.S. Government Money Market Fund — Premier Class 0.00% (Cost $1,236,635)	$1,236,635	(c,d,e)

Total Investments (Cost $25,556,198)	39,965,324

Liabilities in Excess of Other Assets, net — (0.1)%	(20,930)

NET ASSETS — 100.0%	$39,944,394

Other Information:

The Fund had the following long futures contracts open at December 31, 2014:

Description	Expiration date	Number of Contracts	Current Notional Value	Unrealized Appreciation
S&P 500 Emini Index Futures	March 2015	3	$307,860	$5,028

See Notes to Schedules of Investments and Notes to Financial Statements.

7

Notes to Schedule of Investments	December 31, 2014

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities cited may not be representative of the Fund’s future investments and should not be construed as a recommendation to purchase or sell a particular security. See the Fund’s summary prospectus and statutory prospectus for complete descriptions of investment objectives, policies, risks and permissible investments.

(a)	State Street Corp. is the parent company of State Street Bank & Trust Co., the Fund’s sub-administrator, custodian and accounting agent.

(b)	Non-income producing security.

(c)	At December 31, 2014, all or a portion of this security was pledged to cover collateral requirements for futures.
(d)	Sponsored by SSgA Funds Management, Inc., an affiliate of State Street Bank & Trust Co., the Fund’s sub-administrator, custodian and accounting agent.

(e)	Coupon amount represents effective yield.

†	Percentages are based on net assets as of December 31, 2014.

Abbreviations:

ADR	American Depositary Receipt

REIT	Real Estate Investment Trust

8

Financial Highlights

Selected data based on a share outstanding throughout the fiscal years indicated

	12/31/14		12/31/13		12/31/12		12/31/11		12/31/10
Inception date	—		—		—		—		12/12/97
Net asset value, beginning of period	$107.84		$85.99		$71.78		$71.60		$64.30
Income/(loss) from investment operations:
Net investment income	0.63		0.58		0.78		0.15		0.14	*
Net realized and unrealized gains/(losses) on investments	14.71		29.35		14.20		0.19		7.32
Total income from investment operations	15.34		29.93		14.98		0.34		7.46
Less distributions from:
Net investment income	0.58		0.58		0.77		0.16		0.16
Net realized gains	16.02		7.50		—		—		—
Total distributions	16.60		8.08		0.77		0.16		0.16
Net asset value, end of period	$106.58		$107.84		$85.99		$71.78		$71.60
TOTAL RETURN(a)	14.05%		34.88%		20.88%		0.47%		11.61%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$39,944		$40,852		$35,397		$37,871		$45,280
Ratios to average net assets:
Net investment income	0.52%		0.54%		0.84%		0.19%		0.22%
Net expenses	0.81%	(b)	0.83%	(b)	0.85%	(b)	0.91%	(b)	0.76%	(b)
Gross expenses	0.81%		0.83%		0.85%		0.92%		0.76%
Portfolio turnover rate	19%		21%		17%		21%		19%

Notes to Financial Highlights

(a)	Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions and do not include the effect of insurance contract charges. Past performance does not guarantee future results.
(b)	Includes contractual management fee waiver related to the Fund’s investments in the GE Institutional Money Market Fund (the “Fund”). The fee waiver agreement was terminated effective June 30, 2014 with the closure of the Fund.
*	Per share values have been calculated using the average share method.

The accompanying Notes are an integral part of these financial statements.

9

Statement of Assets and Liabilities December 31, 2014

ASSETS
Investments in securities, at Fair Value (cost $24,319,563)	$38,728,689
Short-term investments, at Amortized Cost	1,236,635
Income receivables	78,793
Receivable for fund shares sold	197
Total assets	40,044,314

LIABILITIES
Payable for fund shares redeemed	37,200
Payable to GEAM	22,000
Accrued other expenses	37,062
Variation margin payable	3,658
Total liabilities	99,920
NET ASSETS	$39,944,394

NET ASSETS CONSIST OF:
Capital paid in	$24,525,615
Undistributed (distributions in excess of) net investment income	559
Accumulated net realized gain	1,004,066
Net unrealized appreciation (depreciation) on:
Investments	14,409,126
Futures	5,028
NET ASSETS	$39,944,394
Shares outstanding ($0.01 par value; unlimited shares authorized)	374,768
Net asset value per share	$106.58

The accompanying Notes are an integral part of these financial statements.

10

Statement of Operations For the year ended December 31, 2014

INVESTMENT INCOME
Income
Dividend	$528,558
Interest	1
Total income	528,559

Expenses
Advisory and administration fees	259,228
Directors’ fees	1,663
Custody and accounting expenses	31,362
Professional fees	18,741
Other expenses	12,108
Total expenses before waivers	323,102
Less: Fees waived by the adviser	(606)
Net expenses	322,496
Net investment income	$206,063

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (loss) on:
Investments	$5,627,897
Futures	83,961

Increase (decrease) in unrealized appreciation/depreciation on:
Investments	(699,494)
Futures	(25,344)
Net realized and unrealized gain (loss) on investments	4,987,020
Net increase in net assets resulting from operations	$5,193,083

The accompanying Notes are an integral part of these financial statements.

11

Statements of Changes in Net Assets
	Year Ended December 31, 2014	Year Ended December 31, 2013

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$206,063	$203,784
Net realized gain (loss) on investments and futures	5,711,858	4,412,279
Net increase (decrease) in unrealized appreciation/depreciation on investments and futures	(724,838)	6,759,941
Net increase (decrease) from operations	5,193,083	11,376,004
Distributions to shareholders from:
Net investment income	(188,162)	(204,810)
Net realized gains	(5,228,571)	(2,644,728)
Total distributions	(5,416,733)	(2,849,538)
Increase (decrease) in assets from operations and distributions	(223,650)	8,526,466
Share transactions:
Proceeds from sale of shares	455,923	1,321,873
Value of distributions reinvested	5,416,733	2,849,538
Cost of shares redeemed	(6,556,977)	(7,242,978)
Net increase (decrease) from share transactions	(684,321)	(3,071,567)
Total increase (decrease) in net assets	(907,971)	5,454,899

NET ASSETS
Beginning of year	40,852,365	35,397,466
End of year	$39,944,394	$40,852,365
Undistributed (distributions in excess of) net investment income, end of year	$559	$74

CHANGES IN FUND SHARES
Shares sold	3,974	13,812
Issued for distributions reinvested	50,262	26,621
Shares redeemed	(58,299)	(73,257)
Net decrease in fund shares	(4,063)	(32,824)

The accompanying Notes are an integral part of these financial statements.

12

Notes to Financial Statements	December 31, 2014

1. Organization of the Company

GE Investments Funds, Inc. (the “Company”) was incorporated under the laws of the Commonwealth of Virginia on May 14, 1984 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is composed of eleven investment portfolios (collectively the “Funds”), although only the following eight are currently being offered: U.S. Equity Fund, S&P 500 Index Fund, Premier Growth Equity Fund (the “Fund”), Core Value Equity Fund, Small-Cap Equity Fund, Total Return Fund, Income Fund and Real Estate Securities Fund. Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies.

Shares of the Funds of the Company are offered only to insurance company separate accounts that fund certain variable life insurance contracts and variable annuity contracts. GE Asset Management Incorporated (“GEAM”) is the investment adviser and administrator of each of the Funds.

The Company currently offers one share class (Class 1) of the Fund as an investment option for variable life insurance and variable annuity contracts.

2.	Summary of Significant Accounting Policies

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

Subsequent events after the balance sheet date through the date the financial statements were issued have been evaluated in the preparation of the financial statements. There are no items to report.

The following summarizes the significant accounting policies of the Company:

Securities Valuation and Transactions All investments in securities are recorded at their estimated fair value, as described in Note 3.

Securities transactions are accounted for as of the trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for both financial statement and federal tax purposes.

Derivatives The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund may enter into derivative transactions (such as options, futures, and options on futures) to gain market exposure to a certain type of broad-based index as an alternative to investing directly in the securities representing such index.

Futures Contracts A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. During the year ended December 31, 2014, the Fund invested in stock index futures contracts to gain equity exposure for accumulating and residual cash positions. Buying futures tends to increase a Fund’s exposure to the underlying instrument while selling futures tends to decrease a Fund’s exposure to the underlying instrument, or hedge other Fund investments. With futures contracts, there is minimal counterparty credit risk to the Fund since futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all traded futures, guarantees the futures against default. The Fund’s risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts’ terms and changes in the liquidity of the secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade.

Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the fair value of the underlying security. The Fund records an unrealized gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may incur a loss. The Fund recognizes a realized gain or loss on the expiration or closing of a futures contract.

Investment Income Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions which are recorded as soon after the ex-dividend date as such information becomes available.

13

Notes to Financial Statements	December 31, 2014

Withholding taxes on foreign dividends, if any, have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Interest income is recorded on the accrual basis. Accretion of discounts and amortization of premiums on taxable bonds are to the call or maturity date, whichever is shorter, using the effective yield method.

Expenses Fund specific expenses are charged to the Fund that incurs such expenses. Such expenses may include custodial fees, legal and accounting fees, printing costs and registration fees. Expenses that are not fund specific are allocated pro rata across the Funds. Expenses of the Fund are generally paid directly by the Fund, however, expenses may be paid by GEAM and reimbursed by the Fund.

Federal Income Taxes The Fund intends to comply with all sections of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) applicable to regulated investment companies, including the distribution of substantially all of its taxable net investment income and net realized capital gains to its shareholders. Therefore, no provision for federal income tax has been made. The Fund is treated as a separate taxpayer for federal income tax purposes.

3.	Securities Valuation

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a framework for measuring fair value and providing related disclosures. Broadly, the framework requires fair value to be determined based on the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants at the measurement date. In the absence of active markets for the identical assets or liabilities, such measurements involve developing assumptions based on market observable data and, in the absence of such data, internal information that is consistent with what market participants would use in a hypothetical transaction that occurs at the measurement date. It also establishes a three-level valuation hierarchy based upon observable and non-observable inputs.

Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect our market assumptions. Preference is given to observable inputs. These two types of inputs create the following fair value hierarchy:

Level 1 — Quoted prices for identical investments in active markets.

Level 2 — Quoted prices for similar investments in active markets; quoted prices for identical or similar investments in markets that are not active; and model-derived valuations whose inputs are observable or whose significant value drivers are observable.

Level 3 — Significant inputs to the valuation model are unobservable.

Policies and procedures are maintained to value investments using the best and most relevant data available. In addition, pricing vendors are utilized to assist in valuing investments. GEAM performs periodic reviews of the methodologies used by independent pricing services including price validation of individual securities.

Fair Value Measurement The following section describes the valuation methodologies the Fund uses to measure different financial investments at fair value.

The Fund’s portfolio securities are valued generally on the basis of market quotations. Equity securities generally are valued at the last reported sale price on the primary market in which they are traded. Portfolio securities listed on NASDAQ are valued using the NASDAQ Official Closing Price. Level 1 securities primarily include publicly-traded equity securities. If no sales occurred on the exchange or NASDAQ that day, the portfolio security generally is valued using the last reported bid price. In those circumstances the Fund typically classifies the investment securities in Level 2.

Short-term securities of sufficient credit quality with remaining maturities of sixty days or less at the time of purchase are typically valued on the basis of amortized cost which approximates fair value and these are included in Level 2. If it is determined that amortized cost does not approximate fair value, securities may be valued based on dealer supplied valuations or quotations. In these infrequent circumstances, pricing services may provide the Fund with valuations that are based on significant unobservable inputs, and in those circumstances the investment securities are classified in Level 3.

Investments in Registered Investment Companies are valued at the published daily net asset value and classified in Level 1.

If prices are not readily available for a portfolio security, or if it is believed that a price for a portfolio security does not represent its fair value, the security may be valued using procedures approved by the Fund’s Board of Directors that are designed to establish its “fair” value. These securities are typically classified in Level 3. Those procedures require that the fair value of a security be

14

Notes to Financial Statements	December 31, 2014

established by a valuation committee of GEAM. The valuation committee follows different protocols for different types of investments and circumstances. The fair value procedures may be used to value any investment of the Fund in the appropriate circumstances.

Fair value determinations generally are used for securities whose value is affected by a significant event that will materially affect the value of a security and which occurs subsequent to the time of the close of the principal market on which such security trades but prior to the calculation of the Fund’s net asset value (“NAV”).

The value established for such a portfolio security valued other than by use of a market quotation (as described above) may be different than what would be produced through the use of market quotations or another methodology. Portfolio securities that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio security for the value established for it at any time and it is possible that the Fund would incur a loss because a portfolio security is sold at a discount to its established value.

Other financial investments are derivative instruments that are not reflected in total investments, such as futures, forwards, swaps, and written options contracts, which are valued based on fair value as discussed above.

The Fund uses closing prices for derivatives included in Level 1, which are traded either on exchanges or liquid over-the-counter markets. Derivative assets and liabilities included in Level 2 primarily represent interest rate swaps, cross-currency swaps and foreign currency and commodity forward and option contracts. Derivative assets and liabilities included in Level 3 primarily represent interest rate products that contain embedded optionality or prepayment features.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following table presents the Fund’s investments measured at fair value on a recurring basis at December 31, 2014:

Investments	Level 1	Level 2	Level 3	Total
Investments in Securities†
Common Stock	$38,728,689	$—	$—	$38,728,689
Short-Term Investments	1,236,635	—	—	1,236,635

Total Investments in Securities	$39,965,324	$—	$—	$39,965,324

Other Financial Instruments*
Long Futures Contracts — Unrealized Appreciation	$5,028	$—	$—	$5,028

†	See Schedule of Investments for industry classification.
*	Other financial instruments include derivative instruments such as futures contracts. Amounts shown represent unrealized appreciation (depreciation), at period end.

There were no transfers between fair value levels during the period. Transfers between fair value levels are considered to occur at the beginning of the period.

4.	Derivatives Transactions

Shown below are the derivative contracts entered into by the Fund, summarized by primary risk exposure as they appear on the Statement of Assets and Liabilities, none of which are accounted for as hedging instruments under FASB Accounting Standards Codification (“ASC”) No. 815 Derivatives and Hedging as of December 31, 2014.

	Asset Derivatives December 31, 2014		Liability Derivatives December 31, 2014
Derivatives not accounted for as hedging instruments under ASC 815	Location in the Statement of Assets and Liabilities	Fair Value ($)	Location in the Statement of Assets and Liabilities	Fair Value ($)
Equity Contracts	Assets, Net Assets — Net Unrealized Appreciation/ (Depreciation) on Futures	5,028*	Liabilities, Net Assets — Net Unrealized Appreciation/ (Depreciation) on Futures	—

*	Includes cumulative unrealized appreciation/(depreciation) of futures contracts as reported in the Schedule of Investments and within the components of the net assets section of the Statement of Assets and Liabilities. Only the current day’s variation margin is reported within the Assets and/or Liabilities section on the Statement of Assets and Liabilities.

15

Notes to Financial Statements	December 31, 2014

Shown below are the effects of derivative instruments on the Fund’s Statement of Operations, summarized by primary risk exposure, none of which are accounted for as hedging instruments under ASC 815.

Derivatives not accounted for as hedging instruments under ASC 815	Location in the Statement of Operations	Total Notional Amount of Futures Contracts Purchased/(Sold) ($)	Realized Gain (Loss) on Derivatives Recognized in Income ($)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income ($)
Equity Contracts	Realized gain (loss) on Futures, Increase (decrease) in unrealized appreciation/ (depreciation) on Futures	7,495,468/ (8,166,805)	83,961	(25,344)

During the year ended December 31, 2014, the Fund had an average notional value of $661,188 and $356,318 on long and short futures contracts, respectively. Please refer to the table following the Portfolio of Investments for open futures contracts at December 31, 2014.

5.	Line of Credit

The Company shares a revolving credit facility of up to $150 million with a number of its affiliates. The credit facility is with its custodian bank, State Street Bank and Trust Company (“State Street”). The revolving credit facility requires the payment of a commitment fee equal to 0.125% (0.10% prior to October 29, 2014) per annum on the daily unused portion of the credit facility, payable quarterly. The portion borne by the Fund generally is borne proportionally based upon net assets. In addition, the Company has a $100 million uncommitted, unsecured line of credit with State Street. Generally, borrowings under the credit facilities would accrue interest at the Federal Funds Rate plus 50 basis points and would be borne by the borrowing fund. The maximum amount allowed to be borrowed by any one fund is the lesser of (i) 33.33% of its total assets or (ii) 20% of its net assets. The credit facilities were not utilized by the Fund during the year ended December 31, 2014.

6.	Compensation and Fees Paid to Affiliates

GEAM, a registered investment adviser, was retained by the Company’s Board of Directors effective November 15, 1997 to act as investment adviser and administrator of the Fund. GEAM’s compensation for investment advisory and administrative services (“Management Fee”) is paid monthly based on the average daily net assets of the Fund at an annualized rate of 0.65%.

GEAM had a contractual arrangement with the Fund to waive a portion of the Fund’s Management Fee in the amount equal to the Management Fee earned by GEAM with respect to the Fund’s investment in the GE Institutional Money Market Fund (the “Fee Waiver Agreement”). Effective June 26, 2014, the State Street Institutional U.S. Government Money Market Fund replaced the GE Institutional Money Market Fund as the cash sweep vehicle for the Fund’s cash holdings. As a result, the Fee Waiver Agreement was terminated effective June 30, 2014 with the closure of the Fund.

Directors’ Compensation The Fund pays no compensation to its directors who are officers or employees of GEAM or its affiliates. Directors who are not such officers or employees also serve in a similar capacity for other funds advised by GEAM. Compensation paid to non-interested Directors are reflected on the Statement of Operations. These fees are allocated pro rata across all of the mutual fund platforms served by the Directors, including the Fund, and are based upon the relative net assets of each fund within such platforms.

7.	Investment Transactions

Purchases and Sales of Securities The cost of purchases and the proceeds from sales of investments, other than short-term securities, for the year ended December 31, 2014, were as follows:

Non-U.S. Government Securities
Purchases	Sales
$7,480,946	$12,466,219

16

Notes to Financial Statements	December 31, 2014
8.	Income Taxes

The Fund is subject to ASC 740, Income Taxes. ASC 740 provides guidance for financial accounting and reporting for the effects of income taxes that result from an entity’s activities during the year. ASC 740 also provides guidance regarding how certain uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. ASC 740 requires evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more likely than not” of being sustained by the applicable tax authority. There are no adjustments to the Fund’s net assets required under ASC 740. The Fund’s 2011, 2012, 2013, and 2014 fiscal years tax returns are still open to examination by the Federal and applicable state tax authorities.

At December 31, 2014, information on the tax cost of investments and distributable earnings on a tax basis was as follows:

Cost of Investments For Tax Purposes	Gross Tax		Net Tax Appreciation/ (Depreciation)		Undistributed
	Appreciation	Depreciation	Investments	Derivatives/ Currency	Income	Accum. Capital Gain/(Loss)	Late-Year Losses
$25,898,683	$14,066,641	$—	$14,066,641	$5,028	$57,690	$1,294,449	$—

As of December 31, 2014, the Fund had no capital loss carryovers. Capital loss carryovers are available to offset future realized capital gains to the extent provided in the Internal Revenue Code and regulations thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable that gains offset will not be distributed to shareholders because they would be taxable as ordinary income.

Any qualified late-year loss is deemed to arise on the first day of the Fund’s next tax year (if the Fund elects to defer such loss). Under this regime, generally, the Fund can elect to defer any post-October capital loss and/or any late-year ordinary loss as defined by the Internal Revenue Code.

The Fund incurred no such losses for the year ended December 31, 2014.

The tax character of distributions paid during the years ended December 31, 2014 and December 31, 2013 were as follows:

Year	Ordinary Income	Long-Term Capital Gains	Total
2014	$260,302	$5,156,431	$5,416,733
2013	204,810	2,644,728	2,849,538

Distributions to Shareholders The Fund declares and pays any dividends from net investment income annually. The Fund declares and pays any net realized capital gains in excess of capital loss carryforwards distributions annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include (but are not limited to) investments in futures and losses deferred due to wash sale transactions. Reclassifications due to permanent book/tax differences are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or the NAV of the Fund. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

The reclassifications for the year ended December 31, 2014 were as follows:

Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)	Capital Paid In
$(17,416)	$17,416	$—

17

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Directors

GE Investment Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Premier Growth Equity Fund (the “Fund”), a series of GE Investment Funds, Inc., as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Premier Growth Equity Fund as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 18, 2015

18

Tax Information	(Unaudited)

For the year ended December 31, 2014, the Fund hereby designates $5,156,431 as capital gain dividends, or the amount ultimately treated as capital gain net income.

The amounts presented herein may differ from amounts presented elsewhere in the financial statements due to differences between tax and financial accounting principles. Please consult a tax advisor if you have any questions about Federal or State income tax laws or on how to prepare your tax returns. If you have specific questions about your Fund account, please consult your investment representative.

19

Advisory and Administrative Agreement Renewal	(Unaudited)

The Board of Directors of the GE Investments Funds, Inc. (the “Board”), including the independent Board members, considered and unanimously approved the continuance for an additional year of the Fund’s Investment Advisory and Administration Agreement with GE Asset Management Incorporated (“GEAM”) at meetings held on December 17 and December 19, 2014.

In considering whether to approve the Fund’s investment advisory agreement, the Board members considered and discussed a substantial amount of information and analysis provided, at the Board’s request, by GEAM. The Board members also considered detailed information regarding performance and expenses of other investment companies, including those with similar investment strategies and sizes, which was prepared by independent third party provider Morningstar, Inc. (“Morningstar”). The Board members reviewed the fees charged by GEAM for other mutual funds and investment products other than mutual funds that employ the same investment strategy as the Fund. The Board had the opportunity to ask questions and request additional information in connection with its considerations.

Before approving the Fund’s investment advisory agreement, the independent Board members reviewed the information provided with management of GEAM and with their independent legal counsel. The Board members also reviewed memorandums prepared by independent legal counsel discussing the legal standards for the consideration of the proposed continuance. The independent Board members discussed the proposed continuance in detail during a private session with their independent legal counsel at which no representatives of GEAM were present. The independent Board members and their independent legal counsel requested, received and considered additional information from GEAM following these sessions.

In advance of the meetings, and in response to their request, the Board members received from GEAM written responses to their inquiries, which included substantial exhibits and other materials related to GEAM’s business and the services it provides to the Fund. The Board members took into account their experience as Board members and particularly their previous consideration of these types of agreements. When feasible, information was presented in a manner to facilitate comparison to prior periods and to reflect certain enhancements to GEAM’s infrastructure, systems, research and analytics capabilities and shareholder servicing model. To focus their review, the Board members asked GEAM management, in its oral presentation, to highlight material differences from the information presented in recent years.

During the meetings, the Board members had an opportunity to discuss this information with GEAM representatives, including senior executives, representatives from the legal, compliance and finance departments, and investment personnel. The Board members posed questions to these representatives and engaged in substantive discussions with them concerning GEAM’s investment process.

In reaching their determination relating to continuance of the Fund’s investment advisory agreement, the Board members considered all factors that they deemed relevant, including the factors discussed below. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Board member may have attributed different weights to the various factors. In particular, the Board members focused on the following:

The Nature, Extent And Quality Of Services Provided.

The Board members reviewed the services provided by GEAM, taking into account their past experiences with GEAM. They focused on the favorable attributes of GEAM, including (i) an investment philosophy oriented toward long-term performance; (ii) effective processes used for selecting investments and brokers; (iii) effective processes used for providing Fund administration, including controllership and compliance functions, the optimization of its Fund administration platform and the continued oversight of the performance of other companies that provide services to the Fund and its shareholders; (iv) highly skilled professionals, including analysts, research professionals, traders and portfolio managers with a depth of experience relevant to the Fund; (v) access to significant and enhanced technological resources from which the Fund may benefit and the implementation of a new platform to increase the quality and efficiency of analytics and research; and (vi) a favorable history and reputation. The Board members noted that the Fund represents only a small portion of the assets managed by GEAM, but benefits from a full array of services and resources provided by GEAM.

In light of these discussions, the Board, including the independent Board members, concluded that GEAM’s services continue to be satisfactory.

Investment Performance Of The Fund.

The Board members considered the investment performance of the Fund for various periods. The Board members reviewed detailed comparisons of the performance of the Fund with the relevant securities index and peer and category groupings of mutual funds

20

Advisory and Administrative Agreement Renewal	(Unaudited)

prepared by Morningstar with respect to various periods. The Board members also engaged in detailed discussions with GEAM management about its investment process and performance results. These discussions focused on the Fund’s investment objective, the number and experience of portfolio management and supporting research personnel, investment style and approach employed, the likely market cycles for the investment style and the Fund’s relatively strong performance in recent years.

The Board, including the independent Board members, concluded that the Fund’s performance was acceptable.

Cost Of The Services Provided And Profits Realized From The Relationship With The Fund.

The Board members considered the fees paid to GEAM by the Fund and the cost of the services provided to the Fund by GEAM. The Board members reviewed the information they had requested from GEAM concerning its profitability. The Board members considered the profit margin information for GEAM’s investment company business as a whole, as well as GEAM’s profitability data for the Fund. The Board members reviewed GEAM’s assumptions and the methods of cost allocation used by GEAM in preparing Fund-specific profitability data. The Board members also discussed with GEAM the basis for its belief that the methods of allocation used were reasonable for each area of its business.

Information was presented regarding the financial condition of GEAM for various past periods. The Board members noted and discussed the additional services provided by GEAM to the Fund compared to other investment products managed by GEAM. The Board members determined that GEAM should be entitled to earn a reasonable level of profits for the services it provides to the Fund. The Board members also recognized that GEAM has made and continues to make significant investments in its business in fulfilling its obligations to the Fund and supporting its Fund-related activities.

Based on their review, the Board, including the independent Board members, concluded that they were satisfied that the level of profitability achieved by GEAM from its relationship with the Fund was not unreasonable or excessive.

The Extent To Which Economies Of Scale Would Be Realized As The Fund Grows And Whether Fee Levels Would Reflect Such Economies Of Scale.

Although the Board noted that the Fund experienced a decrease in assets over the past year, the Board members considered the extent to which economies of scale would be realized as the Fund grows, and whether fee levels reflect these economies of scale for the benefit of Fund investors.

The Board members considered the substantial infrastructure investments that GEAM has made with respect to its operations and its commitment to continue investing resources to enhance services to the Fund and its shareholders. The Board members recognized the benefits to the Fund of GEAM’s past investment in its operations through expenditures to support its substantial infrastructure, and that, with respect to all GEAM managed mutual funds, GEAM has not yet fully recouped that investment. The Board members also recognized the benefits to the Fund of being able to leverage a favorable cost structure achieved with respect to the Fund’s other operating expenses as a result of GEAM’s large overall base of assets under management and its vendor management practices.

Comparison Of Services To Be Rendered And Fees To Be Paid.

The Board members discussed the services provided to the Fund by GEAM, and the fees charged for those services. The Board members reviewed information concerning the fee and expense ratios for the Fund, and comparative information with respect to peer groupings of mutual funds prepared by Morningstar. They discussed that the Fund’s advisory fee and expense ratios were within the applicable peer group ranges. In light of the foregoing, the Board, including the independent Board members, determined that the advisory fees were reasonable in relation to the services provided to the Fund.

Fall-Out Benefits.

The Board members considered other actual and potential financial benefits that GEAM may derive from its relationship with the Fund, including, to the extent applicable, soft dollar commission benefits generated through Fund portfolio transactions. The Board members noted, however, that the Fund benefits from the vast array of resources available through GEAM, and that the Fund represents only a small portion of the assets managed by GEAM.

Conclusion.

No single factor was determinative to the Board’s decision. Based on their discussion and such other matters as were deemed relevant, the Board, including the independent Board members, concluded that renewal of the investment advisory agreement was in the best interests of the Fund and its shareholders.

21

Additional Information	(Unaudited)

Information about Directors and Executive Officers:

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Directors. Information pertaining to the directors and officers of the Fund is set forth below.

Interested Directors and Executive Officers

Jeanne M. La Porta

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    49

Position(s) Held with Fund    Director and President

Term of Office and Length of Time Served    Until successor is elected and qualified — Less than 1 year

Principal Occupation(s) During Past 5 Years    Senior Vice President and Commercial Operations Leader at GEAM since March 2014; President of GE Institutional Funds and GE Investments Funds, Inc. since April 2014; President and Trustee of GEAM’s UCITs Funds since March 2014; Senior Vice President and Commercial Administrative Officer at GEAM from April 2010 to March 2014; Vice President of GE Institutional Funds since July 2003; Vice President of Elfun Funds and GE Retirement Savings Plan Funds (formerly GE Savings & Security Funds) since October 2003; Secretary of GE Funds from July 2007 to September 2010 and Vice President from July 2007 to February 2011; Senior Vice President and Deputy General Counsel of GEAM from October 2007 to April 2010; Vice President and Assistant Secretary of Elfun Funds and GE Retirement Savings Plan Funds from July 2003 to June 2010; and Vice President and Associate General Counsel — Marketing and Client Services (formerly Asset Management Services) at GEAM from May 1997 to October 2007.

Number of Portfolios in Fund Complex Overseen by Director    24

Other Directorships Held by Director    Trustee and President of GE Institutional Funds since 2014; Trustee of Elfun Funds since 2014; and Director of GE Investment Distributors, Inc. since June 2011.

Matthew J. Simpson

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    53

Position(s) Held with Fund    Director and Executive Vice President

Term of Office and Length of Time Served    Until successor is elected and qualified — 7 years

Principal Occupation(s) During Past 5 years    Executive Vice President, General Counsel and Secretary of GEAM since July 2007; Secretary of Elfun Funds and GE Retirement Savings Plan Funds (formerly GE Savings & Security Funds) since July 2007; Senior Vice President and General Counsel — Marketing and Client Services (formerly Asset Management Services) of GEAM and Senior Vice President and General Counsel of GE Asset Management Services from February 1997 to July 2007; Vice President and Associate General Counsel of GEAM from October 1992 to February 1997; Secretary of GE Institutional Funds and GE Investments Funds, Inc. from 1997 to July 2007 and Vice President from September 2003 to July 2007; Assistant Secretary of Elfun Funds and GE Retirement Savings Plan Funds from 1998 to July 2007 and Vice President from October 2003 to July 2007; and Secretary of GE Funds from 1993 to July 2007 and Vice President from September 2003 to July 2007.

Number of Portfolios in Fund Complex Overseen by Director    24

Other Directorships Held by Director    Trustee of Elfun Funds, GE Retirement Savings Plan Funds and General Electric Pension Trust since July 2007; Trustee and Executive Vice President of GE Institutional Funds since July 2007; Director of GEAM since July 2007; Trustee and Executive Vice President of GE Funds from July 2007 to February 2011; and Director of GE Investment Distributors, Inc. since June 2011.

22

Additional Information	(Unaudited)

JoonWon Choe

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    45

Position(s) Held with Fund    Vice President & Secretary

Term of Office and Length of Time Served    Until successor is elected and qualified — 4 years

Principal Occupation(s) During Past 5 years    Senior Vice President and Deputy General Counsel at GEAM since March 2011; Vice President and Secretary of GE Institutional Funds since September 2010; Vice President and Assistant Secretary of Elfun Funds and GE Retirement Savings Plan Funds (formerly GE Savings & Security Funds) since September 2010; Senior Vice President and Associate General Counsel at GEAM from June 2010 to March 2011; Vice President and Associate General Counsel of GEAM from November 2005 to June 2010 and Vice President and Secretary of GE Funds from September 2010 to February 2011.

Number of Portfolios in Fund Complex Overseen by Officer    N/A

Other Directorships Held by Officer    N/A

Robert Herlihy

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    47

Position(s) Held with Fund    Chief Compliance Officer

Term of Office and Length of Time Served    Until successor is elected and qualified — 9 years

Principal Occupation(s) During Past 5 years    Chief Compliance Officer of GEAM, GE Institutional Funds, Elfun Funds, and GE Retirement Savings Plan Funds (formerly GE Savings & Security Funds) since July 2005; Chief Compliance Officer of GE Funds from July 2005 to February 2011 and Manager of Fund Administration at GEAM from 2002-2005.

Number of Portfolios in Fund Complex Overseen by Officer    N/A

Other Directorships Held by Officer    N/A

Arthur A. Jensen

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    48

Position(s) Held with Fund    Treasurer

Term of Office and Length of Time Served    Until successor is elected and qualified — 3 years

Principal Occupation(s) During Past 5 Years    Treasurer of GE Institutional Funds, Elfun Funds and GE Retirement Savings Plan Funds (formerly GE Savings & Security Funds) since June 2011; Mutual Funds Controller of GEAM since April 2011; Senior Vice President at Citigroup from 2008 to 2010 and Vice President at JPMorgan from 2005 to 2008.

Number of Portfolios in Fund Complex Overseen by Officer    N/A

Other Directorships Held by Officer    N/A

23

Additional Information	(Unaudited)

Non-Interested Directors

John R. Costantino

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    68

Position(s) Held with Fund    Chairman of the Board

Term of Office and Length of Time Served    Until successor is elected and qualified — 18 years

Principal Occupation(s) During Past 5 years    General Partner, NGN Capital LLC since 2006; and Managing Director, Vice President of Walden Capital Management since 1996.

Number of Portfolios in Fund Complex Overseen by Director    16

Other Directorships Held by Director    Trustee of GE Institutional Funds since 1997; Trustee of Fordham University from 1989 to 1995 and from 2001 to 2007 and Trustee Emeritus since 2007; Trustee of NeuroScience Research Institute since 1986; Trustee of GE Funds from 1993 to February 2011; Director of Artes Medical from 2006 to 2008; and Trustee of Gregorian University Foundation from 1992 to 2007.

R. Sheldon Johnson

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    68

Positions(s) Held with Fund    Director

Term of office and Length of Time served    Until successor is elected and qualified — 3 years

Principal Occupation(s) During Past 5 years    Retired, 2006 to present; Head of Global Institutional Equity Sales and Marketing at Morgan Stanley & Co., Inc. from 2002 to 2006 and Managing Director at Morgan Stanley & Co., Inc. from 1988 to 2006.

Number of Portfolios in Fund Complex Overseen by Director    16

Other Directorships Held by Director    Trustee of GE Institutional Funds since April 2011 and Trustee of St. Lawrence University since 2003.

Donna M. Rapaccioli

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    52

Position(s) Held with Fund    Director

Term of Office and Length of Time Served    Until successor is elected and qualified — 3 years

Principal Occupation(s) During Past 5 Years    Dean of the Gabelli School of Business since 2007 and Accounting professor since 1987 at Fordham University.

Number of Portfolios in Fund Complex Overseen by Officer    16

Other Directorships Held by Director    Trustee of GE Institutional Funds since January 2012 and Trustee of Emmanuel College since 2010.

The Statement of Additional Information for the Funds includes additional information about the Directors and Officers and is available, without charge, upon request by calling 1-800-242-0134.

24

Investment Team	(Unaudited)

Investment Adviser and Administrator

GE Asset Management Incorporated

Board of Directors

John R. Costantino, Chairman

R. Sheldon Johnson

Jeanne M. La Porta

Donna M. Rapaccioli

Matthew J. Simpson

Secretary

JoonWon Choe

Assistant Secretary

Michelle Matzelle

Treasurer

Arthur A. Jensen

Assistant Treasurer

Ryan Hunter

Distributor

GE Investment Distributors, Inc.

Member FINRA and SIPC

Custodian

State Street Bank & Trust Company

At GE Asset Management, we’re dedicated to providing the investment options you’ll need to tailor your financial portfolio to every stage of your life. Each member of the GE Family of Funds is managed according to the same principles of integrity and quality that have guided GE over the past century, and have made it the world-class company that it is today. Each fund draws strength from a heritage of investment management experience that spans more than 80 years. Whether you’re creating a new investment portfolio or adding to an established one, the GE Family of Funds offers an array of professionally managed investment options that will help you meet a lifetime of financial needs.

25

Investment Adviser

GE Asset Management Incorporated

1600 Summer Street

Stamford, CT 06905

or at:

PO Box 7900

Stamford, CT 06904-7900

Distributor

GE Investment Distributors, Inc.

member FINRA and SIPC

1600 Summer Street

Stamford, CT 06905

or at:

PO Box 7900

Stamford, CT 06904-7900

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 1-800-493-3042; (ii) on the Fund’s website at http://www.geam.com; and (iii) on the Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC – information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s website at http://www.geam.com; and (ii) on the Commission’s website at http://www.sec.gov.

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR and is included in the following link:

https://www.geam.com/ExternalWar/common/docs/pdf/Spirit_Letter.pdf

There have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition set forth in paragraph (b) of Item 2 of Form N-CSR during the period covered by this report.

Item 3.	Audit Committee Financial Expert.

The Board of Directors of the Registrant has determined that John R. Costantino and Donna M. Rapaccioli are designated as the audit committee financial experts for the Registrant; and further that it is the finding of the Board of Directors that Mr. Costantino and Ms. Rapaccioli, the audit committee financial experts, qualify as being “independent” pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a) AUDIT FEES. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods were $163,460 in 2013 and $166,800 in 2014.

(b) AUDIT RELATED FEES. There were no fees billed by the Auditor for assurance and related services that were related to the performance of the audit of the Registrant during the Reporting Periods.

(c) TAX FEES. There were no fees billed for professional services rendered by the Auditor for tax compliance, tax advice or tax planning for the Registrant during the Reporting Periods.

(d) ALL OTHER FEES. There were no fees billed for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Registrant during the Reporting Periods.

(e)(1) AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES.

The Audit Committee of the GE Investments Funds, Inc. (the “Funds”) Board of Directors is responsible, among other things, for the appointment, compensation and oversight of the work of the Funds’ Auditor. As part of this responsibility and to ensure that the Auditor’s independence is not impaired, the Audit Committee (1) pre-approves the audit and non-audit services provided to the Funds by the Auditor, and (2) all non-audit services provided to the Funds’ investment adviser and covered affiliates (as defined in the Audit Committee Charter) that provide ongoing services to the Funds if the services directly impact the Funds’ operations or financial reporting, in accordance with the Audit Committee Charter. The following excerpt from the Audit Committee Charter sets forth the pre-approval policies and procedures:

Pre-Approval of Audit Related Services and Permissible Non-Audit Services. The Audit Committee shall pre-approve both audit (including audit, review, and attest) services and permissible non-audit services provided to the Fund and, if the nature of the engagement relates directly to the operations and financial reporting of the Fund, permissible non-audit services provided to any Covered Affiliate.

The Audit Committee may determine to delegate the authority to grant pre-approvals to one or more Audit Committee members, each acting on behalf of the Audit Committee. In this event, the member of the Audit Committee so delegated shall report each delegated pre-approval to the Audit Committee at its next regularly scheduled meeting. The Audit Committee may also adopt and follow, in lieu of explicit pre-approval described above, written policies and procedures detailed as to the particular service, designed to safeguard the continued independence of the Auditor, consistent with the requirements of the Investment Company Act of 1940, as amended, and SEC regulations there under.

Notwithstanding the foregoing, the pre-approval requirement concerning permissible non-audit services provided to the Fund or any Covered Affiliate is waived if: (1) the aggregate amount of all such non-audit services provided constitutes no more than five percent (5%) of the total amount of revenues paid to the Auditor by the Fund and the Covered Affiliates during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee, (2) the non-audit services were not recognized as non-audit services at the time of the engagement, and (3) such non-audit services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee or one or more designated members of the Audit Committee prior to the completion of the audit.

(2) PERCENTAGE OF SERVICES DESCRIBED IN PARAGRAPHS (b) THROUGH (d) APPROVED BY AUDIT COMMITTEE. No fees were charged during the Reporting Period for audit related, tax or other services as indicated in sections (b) through (d) of this Item.

(f) Not applicable.

(g) NON-AUDIT FEES. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the Registrant’s adviser (“Service Affiliates”), for the Reporting Periods were $0 in 2013 and $0 in 2014.

(h) AUDITOR INDEPENDENCE. There were no non-audit services rendered to Service Affiliates during the Reporting Period that were not pre-approved.

Item 5.	Audit Committee of Listed Registrants.

Applicable only to Closed-End Management Investment Companies.

Item 6.	Schedule of Investments.

(a)	The Schedule of Investments as of the close of the reporting period for the Total Return Fund is listed below. The Schedules of Investments as of the close of the reporting period for the U.S. Equity Fund, S&P 500 Index Fund, Premier Growth Fund, Core Value Equity Fund, Small-Cap Equity Fund, Income Fund, and the Real Estate Securities Fund and a Summary Schedule of Investments for the Total Return Fund are included as part of the report to shareholders filed under Item 1 of this form.

Total Return Fund

Schedule of Investments December 31, 2014

	Number of Shares	Fair Value
Domestic Equity—39.7% †
Common Stock—39.7%

Advertising—0.1%
Harte-Hanks Inc.	1,670	$12,926
MDC Partners Inc., Class A	1,411	32,058
National CineMedia Inc.	2,102	30,206
Omnicom Group Inc.	13,769	1,066,684
ReachLocal Inc.	487	1,675	(a)
Sizmek Inc.	734	4,595	(a)
The Interpublic Group of Companies Inc.	23,204	481,947
		1,630,091

Aerospace & Defense—1.0%
AAR Corp.	1,318	36,614
Aerovironment Inc.	654	17,822	(a)
Alliant Techsystems Inc.	839	97,534
American Science & Engineering Inc.	266	13,805
Astronics Corp.	629	34,790	(a)
B/E Aerospace Inc.	2,785	161,586	(a)
Cubic Corp.	682	35,901
Curtiss-Wright Corp.	1,607	113,438
DigitalGlobe Inc.	2,527	78,261	(a)
Ducommun Inc.	342	8,646	(a)
Engility Holdings Inc.	577	24,696	(a)
Erickson Inc.	197	1,643	(a)
Esterline Technologies Corp.	1,905	208,940	(a)
Exelis Inc.	4,947	86,721
GenCorp Inc.	2,004	36,673	(a)
General Dynamics Corp.	17,465	2,403,533
HEICO Corp.	2,223	134,269
Honeywell International Inc.	43,428	4,339,326
Huntington Ingalls Industries Inc.	1,276	143,499
KLX Inc.	1,383	57,049	(a)
Kratos Defense & Security Solutions Inc.	1,573	7,896	(a)
L-3 Communications Holdings Inc.	4,723	596,090
LMI Aerospace Inc.	375	5,288	(a)
Lockheed Martin Corp.	14,898	2,868,908
Moog Inc., Class A	1,383	102,384	(a)
National Presto Industries Inc.	162	9,402
Northrop Grumman Corp.	11,206	1,651,652
Orbital Sciences Corp.	2,052	55,178	(a)
Precision Castparts Corp.	7,907	1,904,638
Raytheon Co.	17,107	1,850,464
Rockwell Collins Inc.	7,376	623,125
SIFCO Industries Inc.	83	2,419
Sparton Corp.	362	10,259	(a)
Taser International Inc.	1,821	48,220	(a)
Teledyne Technologies Inc.	1,260	129,452	(a)
Textron Inc.	15,315	644,915
The Boeing Co.	36,782	4,780,924

The KEYW Holding Corp.	1,108	11,501	(a)
Triumph Group Inc.	1,335	89,739
United Technologies Corp.	47,035	5,409,025
		28,836,225

Agricultural & Farm Machinery—0.1%
AGCO Corp.	2,206	99,711
Deere & Co.	19,884	1,759,138
Lindsay Corp.	403	34,553
Titan International Inc.	1,522	16,179
		1,909,581

Agricultural Products—0.1%
Alico Inc.	112	5,603
Archer-Daniels-Midland Co.	35,716	1,857,232
Darling Ingredients Inc.	5,540	100,607	(a)
Fresh Del Monte Produce Inc.	1,213	40,696
Ingredion Inc.	1,894	160,687
Limoneira Co.	381	9,517
		2,174,342

Air Freight & Logistics—0.3%
Air Transport Services Group Inc.	1,687	14,441	(a)
Atlas Air Worldwide Holdings Inc.	836	41,215	(a)
CH Robinson Worldwide Inc.	8,116	607,807
Echo Global Logistics Inc.	802	23,418	(a)
Expeditors International of Washington Inc.	10,709	477,729
FedEx Corp.	14,614	2,537,867
Forward Air Corp.	1,049	52,838
Hub Group Inc., Class A	1,237	47,105	(a)
Park-Ohio Holdings Corp.	289	18,216
United Parcel Service Inc., Class B	38,668	4,298,722
UTi Worldwide Inc.	3,019	36,439	(a)
XPO Logistics Inc.	1,749	71,499	(a)
		8,227,296

Airlines—0.2%
Alaska Air Group Inc.	3,467	207,188
Allegiant Travel Co.	459	69,002
Delta Air Lines Inc.	46,431	2,283,941
Hawaiian Holdings Inc.	1,505	39,205	(a)
JetBlue Airways Corp.	14,754	233,999	(a)
Republic Airways Holdings Inc.	1,716	25,036	(a)
SkyWest Inc.	1,680	22,310
Southwest Airlines Co.	37,655	1,593,560
Virgin America Inc.	509	22,014	(a)
		4,496,255

Airport Services—0.0% *
Wesco Aircraft Holdings Inc.	1,741	24,339	(a)

Alternative Carriers—0.0% *
8x8 Inc.	2,924	26,784	(a)
Cogent Communications Holdings Inc.	1,570	55,562
Globalstar Inc.	9,112	25,058	(a)
inContact Inc.	2,084	18,318	(a)
Inteliquent Inc.	1,097	21,534
Iridium Communications Inc.	2,752	26,832	(a)
Level 3 Communications Inc.	15,470	763,909	(a)

Lumos Networks Corp.	654	11,000
magicJack VocalTec Ltd.	619	5,026	(a)
ORBCOMM Inc.	1,690	11,053	(a)
Premiere Global Services Inc.	1,672	17,757	(a)
Vonage Holdings Corp.	5,995	22,841	(a)
		1,005,674

Aluminum—0.0% *
Alcoa Inc.	65,399	1,032,650
Century Aluminum Co.	1,734	42,309	(a)
Kaiser Aluminum Corp.	583	41,644
Noranda Aluminum Holding Corp.	1,580	5,562
		1,122,165

Apparel Retail—0.2%
Abercrombie & Fitch Co., Class A	1,875	53,700
Aeropostale Inc.	2,731	6,336	(a)
American Eagle Outfitters Inc.	11,115	154,276
ANN Inc.	2,774	101,195	(a)
Ascena Retail Group Inc.	3,493	43,872	(a)
bebe stores Inc.	1,010	2,212
Boot Barn Holdings Inc.	168	3,058	(a)
Brown Shoe Company Inc.	1,458	46,875
Chico’s FAS Inc.	4,014	65,067
Christopher & Banks Corp.	1,286	7,343	(a)
Citi Trends Inc.	520	13,130	(a)
Destination Maternity Corp.	445	7,098
Destination XL Group Inc.	1,280	6,989	(a)
Express Inc.	2,806	41,220	(a)
Foot Locker Inc.	3,745	210,394
Francesca’s Holdings Corp.	1,378	23,013	(a)
Genesco Inc.	799	61,219	(a)
Guess? Inc.	3,725	78,523
L Brands Inc.	13,639	1,180,455
New York & Company Inc.	1,108	2,925	(a)
Pacific Sunwear of California Inc.	1,667	3,634	(a)
Ross Stores Inc.	11,641	1,097,281
Shoe Carnival Inc.	516	13,256
Stage Stores Inc.	1,023	21,176
Stein Mart Inc.	917	13,407
The Buckle Inc.	951	49,946
The Cato Corp., Class A	916	38,637
The Children’s Place Inc.	736	41,952
The Finish Line Inc., Class A	1,628	39,577
The Gap Inc.	14,805	623,439
The Men’s Wearhouse Inc.	1,609	71,037
The TJX Companies Inc.	38,218	2,620,990
Tilly’s Inc., Class A	410	3,973	(a)
Urban Outfitters Inc.	5,618	197,360	(a)
Zumiez Inc.	689	26,616	(a)
		6,971,181

Apparel, Accessories & Luxury Goods—0.2%
Carter’s Inc.	1,396	121,885
Coach Inc.	15,290	574,292
Columbia Sportswear Co.	911	40,576
Fossil Group Inc.	2,494	276,186	(a)
G-III Apparel Group Ltd.	639	64,545	(a)

Hanesbrands Inc.	2,633	293,896
Iconix Brand Group Inc.	1,603	54,165	(a)
Kate Spade & Co.	3,369	107,842	(a)
Movado Group Inc.	589	16,710
Oxford Industries Inc.	480	26,501
Perry Ellis International Inc.	400	10,372	(a)
PVH Corp.	4,571	585,865
Quiksilver Inc.	4,713	10,416	(a)
Ralph Lauren Corp.	3,357	621,582
Sequential Brands Group Inc.	576	7,528	(a)
Tumi Holdings Inc.	1,691	40,128	(a)
Under Armour Inc., Class A	9,248	627,939	(a)
Vera Bradley Inc.	730	14,877	(a)
VF Corp.	19,167	1,435,608
Vince Holding Corp.	381	9,959	(a)
		4,940,872

Application Software—0.4%
ACI Worldwide Inc.	6,864	138,447	(a)
Actuate Corp.	1,596	10,534	(a)
Adobe Systems Inc.	26,285	1,910,919	(a)
Advent Software Inc.	2,887	88,458
American Software Inc., Class A	890	8,108
ANSYS Inc.	2,417	198,194	(a)
Aspen Technology Inc.	3,097	108,457	(a)
Autodesk Inc.	12,623	758,137	(a)
Blackbaud Inc.	1,530	66,188
Bottomline Technologies Inc.	1,345	34,002	(a)
BroadSoft Inc.	969	28,120	(a)
Cadence Design Systems Inc.	7,719	146,429	(a)
Callidus Software Inc.	1,581	25,818	(a)
CDK Global Inc.	4,237	172,700
Citrix Systems Inc.	8,931	569,798	(a)
Comverse Inc.	782	14,686	(a)
Digimarc Corp.	217	5,892
Ebix Inc.	1,056	17,941
Ellie Mae Inc.	951	38,344	(a)
EnerNOC Inc.	946	14,616	(a)
EPIQ Systems Inc.	1,070	18,276
ePlus Inc.	178	13,473	(a)
FactSet Research Systems Inc.	1,020	143,565
Fair Isaac Corp.	1,920	138,816
Guidance Software Inc.	654	4,742	(a)
Guidewire Software Inc.	2,282	115,538	(a)
HubSpot Inc.	162	5,445	(a)
Informatica Corp.	2,863	109,181	(a)
Interactive Intelligence Group Inc.	554	26,537	(a)
Intuit Inc.	15,840	1,460,290
Jive Software Inc.	1,515	9,135	(a)
Kofax Ltd.	2,557	17,976	(a)
Manhattan Associates Inc.	2,542	103,510	(a)
Mentor Graphics Corp.	5,792	126,961
MicroStrategy Inc., Class A	306	49,694	(a)
MobileIron Inc.	355	3,536	(a)
Model N Inc.	658	6,988	(a)
Monotype Imaging Holdings Inc.	1,317	37,969
NetScout Systems Inc.	1,235	45,127	(a)

Park City Group Inc.	323	2,913	(a)
Paycom Software Inc.	221	5,819	(a)
Pegasystems Inc.	1,203	24,986
PROS Holdings Inc.	809	22,231	(a)
PTC Inc.	3,053	111,892	(a)
QAD Inc., Class A	164	3,710
Qlik Technologies Inc.	2,974	91,867	(a)
RealPage Inc.	1,718	37,727	(a)
salesforce.com Inc.	32,556	1,930,896	(a)
Seachange International Inc.	1,197	7,637	(a)
Silver Spring Networks Inc.	1,203	10,141	(a)
SolarWinds Inc.	1,744	86,904	(a)
Solera Holdings Inc.	1,802	92,226
SS&C Technologies Holdings Inc.	2,268	132,655
Synchronoss Technologies Inc.	1,191	49,855	(a)
Synopsys Inc.	4,117	178,966	(a)
Tangoe Inc.	1,329	17,317	(a)
Telenav Inc.	919	6,130	(a)
The Ultimate Software Group Inc.	1,695	248,851	(a)
TiVo Inc.	3,372	39,924	(a)
Tyler Technologies Inc.	1,973	215,925	(a)
Verint Systems Inc.	1,993	116,152	(a)
VirnetX Holding Corp.	1,462	8,026	(a)
Vringo Inc.	2,628	1,446	(a)
Yodlee Inc.	182	2,220	(a)
Zendesk Inc.	391	9,529	(a)
		10,248,492

Asset Management & Custody Banks—0.5%
Affiliated Managers Group Inc.	3,083	654,336	(a)
Ameriprise Financial Inc.	10,237	1,353,843
Arlington Asset Investment Corp., Class A	730	19,425
Ashford Inc.	27	2,538	(a)
BlackRock Inc.	7,067	2,526,876
Calamos Asset Management Inc., Class A	604	8,045
CIFC Corp.	156	1,290
Cohen & Steers Inc.	663	27,899
Diamond Hill Investment Group Inc.	96	13,252
Eaton Vance Corp.	3,119	127,661
Federated Investors Inc., Class B	2,508	82,588
Fifth Street Asset Management Inc.	131	1,827	(a)
Financial Engines Inc.	1,720	62,866
Franklin Resources Inc.	21,753	1,204,464
GAMCO Investors Inc., Class A	220	19,567
Invesco Ltd.	23,902	944,607
Janus Capital Group Inc.	8,947	144,315
Legg Mason Inc.	5,571	297,324
Manning & Napier Inc.	504	6,965
Medley Management Inc., Class A	167	2,455
Northern Trust Corp.	12,282	827,807
Pzena Investment Management Inc., Class A	399	3,775
Safeguard Scientifics Inc.	669	13,260	(a)
SEI Investments Co.	3,438	137,658
Silvercrest Asset Management Group Inc., Class A	186	2,911
State Street Corp.	23,161	1,818,138	(b)
T Rowe Price Group Inc.	14,390	1,235,525
The Bank of New York Mellon Corp.	62,451	2,533,637

Virtus Investment Partners Inc.	234	39,895
Waddell & Reed Financial Inc., Class A	2,196	109,405
Walter Investment Management Corp.	1,223	20,192	(a)
Westwood Holdings Group Inc.	254	15,702
WisdomTree Investments Inc.	3,610	56,587
		14,316,635

Auto Parts & Equipment—0.2%
American Axle & Manufacturing Holdings Inc.	2,274	51,370	(a)
BorgWarner Inc.	12,615	693,194
Cooper-Standard Holding Inc.	449	25,988	(a)
Dana Holding Corp.	5,647	122,766
Delphi Automotive PLC	16,426	1,194,499
Dorman Products Inc.	908	43,829	(a)
Drew Industries Inc.	796	40,652	(a)
Federal-Mogul Holdings Corp.	987	15,881	(a)
Fox Factory Holding Corp.	379	6,151	(a)
Fuel Systems Solutions Inc.	482	5,273	(a)
Gentex Corp.	3,870	139,823
Gentherm Inc.	1,196	43,797	(a)
Johnson Controls Inc.	36,958	1,786,550
Modine Manufacturing Co.	1,550	21,080	(a)
Motorcar Parts of America Inc.	595	18,498	(a)
Remy International Inc.	1,030	21,548
Shiloh Industries Inc.	282	4,436	(a)
Spartan Motors Inc.	998	5,249
Standard Motor Products Inc.	657	25,045
Stoneridge Inc.	952	12,243	(a)
Strattec Security Corp.	117	9,662
Superior Industries International Inc.	750	14,842
Tenneco Inc.	2,031	114,975	(a)
Tower International Inc.	707	18,064	(a)
		4,435,415

Automobile Manufacturers—0.2%
Ford Motor Co.	213,512	3,309,436
General Motors Co.	74,873	2,613,816
Thor Industries Inc.	1,218	68,050
Winnebago Industries Inc.	890	19,366
		6,010,668

Automotive Retail—0.1%
Advance Auto Parts Inc.	1,924	306,455
America’s Car-Mart Inc.	253	13,505	(a)
Asbury Automotive Group Inc.	1,029	78,122	(a)
AutoNation Inc.	4,143	250,279	(a)
AutoZone Inc.	1,778	1,100,778	(a)
CarMax Inc.	11,950	795,631	(a)
CST Brands Inc.	2,048	89,313
Group 1 Automotive Inc.	805	72,144
Lithia Motors Inc., Class A	759	65,798
Monro Muffler Brake Inc.	1,058	61,152
Murphy USA Inc.	1,129	77,743	(a)
O’Reilly Automotive Inc.	5,628	1,084,065	(a)
Sonic Automotive Inc., Class A	1,313	35,503
The Pep Boys-Manny Moe & Jack	1,801	17,686	(a)
		4,048,174

Biotechnology—1.2%
ACADIA Pharmaceuticals Inc.	2,624	83,312	(a)
Acceleron Pharma Inc.	539	20,999	(a)
Achillion Pharmaceuticals Inc.	3,250	39,812	(a)
Acorda Therapeutics Inc.	1,396	57,054	(a)
Actinium Pharmaceuticals Inc.	669	3,940	(a)
Adamas Pharmaceuticals Inc.	96	1,668	(a)
Aegerion Pharmaceuticals Inc.	1,017	21,296	(a)
Agenus Inc.	2,138	8,488	(a)
Agios Pharmaceuticals Inc.	488	54,676	(a)
Akebia Therapeutics Inc.	268	3,120	(a)
Alder Biopharmaceuticals Inc.	273	7,942	(a)
Alexion Pharmaceuticals Inc.	11,000	2,035,330	(a)
AMAG Pharmaceuticals Inc.	744	31,709	(a)
Amgen Inc.	42,199	6,721,879
Anacor Pharmaceuticals Inc.	1,100	35,475	(a)
Applied Genetic Technologies Corp.	166	3,489	(a)
Ardelyx Inc.	152	2,871	(a)
Arena Pharmaceuticals Inc.	7,279	25,258	(a)
ARIAD Pharmaceuticals Inc.	5,512	37,867	(a)
Array BioPharma Inc.	4,283	20,259	(a)
Arrowhead Research Corp.	1,787	13,188	(a)
Atara Biotherapeutics Inc.	173	4,628	(a)
Auspex Pharmaceuticals Inc.	299	15,692	(a)
Avalanche Biotechnologies Inc.	229	12,366	(a)
BioCryst Pharmaceuticals Inc.	2,310	28,090	(a)
Biogen Idec Inc.	13,101	4,447,134	(a)
BioSpecifics Technologies Corp.	121	4,673	(a)
BioTime Inc.	1,868	6,968	(a)
Bluebird Bio Inc.	727	66,680	(a)
Calithera Biosciences Inc.	248	5,010	(a)
Cara Therapeutics Inc.	205	2,044	(a)
Celgene Corp.	44,309	4,956,405	(a)
Celldex Therapeutics Inc.	2,969	54,184	(a)
Cellular Dynamics International Inc.	328	2,109	(a)
Cepheid	2,324	125,821	(a)
ChemoCentryx Inc.	915	6,249	(a)
Chimerix Inc.	999	40,220	(a)
Clovis Oncology Inc.	825	46,200	(a)
Coherus Biosciences Inc.	186	3,036	(a)
CTI BioPharma Corp.	4,732	11,168	(a)
Cubist Pharmaceuticals Inc.	2,011	202,407	(a)
Cytokinetics Inc.	1,148	9,195	(a)
Cytori Therapeutics Inc.	2,227	1,088	(a)
CytRx Corp.	1,918	5,255	(a)
Dicerna Pharmaceuticals Inc.	134	2,207	(a)
Dyax Corp.	4,580	64,395	(a)
Dynavax Technologies Corp.	910	15,343	(a)
Eleven Biotherapeutics Inc.	178	2,115	(a)
Emergent Biosolutions Inc.	972	26,468	(a)
Enanta Pharmaceuticals Inc.	355	18,052	(a)
Epizyme Inc.	439	8,284	(a)
Esperion Therapeutics Inc.	194	7,845	(a)
Exact Sciences Corp.	2,757	75,652	(a)
Exelixis Inc.	6,733	9,696	(a)
FibroGen Inc.	299	8,175	(a)
Five Prime Therapeutics Inc.	590	15,930	(a)

Flexion Therapeutics Inc.	178	3,594	(a)
Foundation Medicine Inc.	480	10,666	(a)
Galectin Therapeutics Inc.	617	2,141	(a)
Galena Biopharma Inc.	4,019	6,069	(a)
Genocea Biosciences Inc.	153	1,071	(a)
Genomic Health Inc.	530	16,944	(a)
Geron Corp.	5,377	17,475	(a)
Gilead Sciences Inc.	83,695	7,889,091	(a)
Halozyme Therapeutics Inc.	3,397	32,781	(a)
Heron Therapeutics Inc.	774	7,786	(a)
Hyperion Therapeutics Inc.	467	11,208	(a)
Idera Pharmaceuticals Inc.	2,066	9,111	(a)
Immune Design Corp.	204	6,279	(a)
ImmunoGen Inc.	2,916	17,788	(a)
Immunomedics Inc.	2,819	13,531	(a)
Infinity Pharmaceuticals Inc.	1,589	26,838	(a)
Inovio Pharmaceuticals Inc.	2,071	19,012	(a)
Insmed Inc.	1,648	25,495	(a)
Insys Therapeutics Inc.	344	14,503	(a)
Intrexon Corp.	1,176	32,375	(a)
Ironwood Pharmaceuticals Inc.	3,985	61,050	(a)
Isis Pharmaceuticals Inc.	3,929	242,576	(a)
Karyopharm Therapeutics Inc.	455	17,031	(a)
Keryx Biopharmaceuticals Inc.	3,033	42,917	(a)
Kindred Biosciences Inc.	374	2,786	(a)
Kite Pharma Inc.	307	17,705	(a)
KYTHERA Biopharmaceuticals Inc.	599	20,773	(a)
Lexicon Pharmaceuticals Inc.	8,160	7,425	(a)
Ligand Pharmaceuticals Inc., Class B	655	34,853	(a)
Loxo Oncology Inc.	85	999	(a)
MacroGenics Inc.	686	24,058	(a)
MannKind Corp.	7,620	39,738	(a)
Merrimack Pharmaceuticals Inc.	3,336	37,697	(a)
MiMedx Group Inc.	3,120	35,974	(a)
Mirati Therapeutics Inc.	243	4,500	(a)
Momenta Pharmaceuticals Inc.	1,549	18,650	(a)
NanoViricides Inc.	1,370	3,726	(a)
Navidea Biopharmaceuticals Inc.	5,283	9,985	(a)
NeoStem Inc.	807	3,042	(a)
Neuralstem Inc.	2,358	6,414	(a)
Neurocrine Biosciences Inc.	2,536	56,654	(a)
NewLink Genetics Corp.	651	25,877	(a)
Northwest Biotherapeutics Inc.	1,221	6,532	(a)
Novavax Inc.	7,980	47,321	(a)
NPS Pharmaceuticals Inc.	3,571	127,735	(a)
Ohr Pharmaceutical Inc.	717	5,980	(a)
OncoMed Pharmaceuticals Inc.	433	9,422	(a)
Oncothyreon Inc.	2,407	4,573	(a)
Ophthotech Corp.	456	20,461	(a)
OPKO Health Inc.	6,569	65,624	(a)
Orexigen Therapeutics Inc.	4,186	25,367	(a)
Organovo Holdings Inc.	2,145	15,551	(a)
Osiris Therapeutics Inc.	642	10,266	(a)
Otonomy Inc.	240	7,999	(a)
OvaScience Inc.	518	22,906	(a)
PDL BioPharma Inc.	5,369	41,395
Peregrine Pharmaceuticals Inc.	6,133	8,525	(a)

Portola Pharmaceuticals Inc.	1,409	39,903	(a)
Progenics Pharmaceuticals Inc.	2,250	17,010	(a)
PTC Therapeutics Inc.	815	42,193	(a)
Puma Biotechnology Inc.	779	147,441	(a)
Radius Health Inc.	244	9,494	(a)
Raptor Pharmaceutical Corp.	2,063	21,703	(a)
Receptos Inc.	731	89,555	(a)
Regado Biosciences Inc.	523	478	(a)
Regeneron Pharmaceuticals Inc.	4,117	1,688,999	(a)
Regulus Therapeutics Inc.	530	8,501	(a)
Repligen Corp.	1,055	20,889	(a)
Retrophin Inc.	705	8,629	(a)
Rigel Pharmaceuticals Inc.	3,138	7,123	(a)
Sage Therapeutics Inc.	195	7,137	(a)
Sangamo Biosciences Inc.	2,239	34,055	(a)
Sarepta Therapeutics Inc.	1,404	20,316	(a)
Spectrum Pharmaceuticals Inc.	2,284	15,828	(a)
Stemline Therapeutics Inc.	401	6,841	(a)
Sunesis Pharmaceuticals Inc.	1,699	4,332	(a)
Synageva BioPharma Corp.	716	66,438	(a)
Synergy Pharmaceuticals Inc.	3,215	9,806	(a)
Synta Pharmaceuticals Corp.	2,285	6,055	(a)
T2 Biosystems Inc.	163	3,136	(a)
TESARO Inc.	663	24,657	(a)
TG Therapeutics Inc.	885	14,018	(a)
Threshold Pharmaceuticals Inc.	1,683	5,352	(a)
Tokai Pharmaceuticals Inc.	149	2,196	(a)
Ultragenyx Pharmaceutical Inc.	241	10,575	(a)
United Therapeutics Corp.	1,252	162,121	(a)
Vanda Pharmaceuticals Inc.	1,281	18,344	(a)
Verastem Inc.	751	6,864	(a)
Versartis Inc.	237	5,321	(a)
Vertex Pharmaceuticals Inc.	13,344	1,585,267	(a)
Vitae Pharmaceuticals Inc.	163	2,712	(a)
Vital Therapies Inc.	177	4,413	(a)
Xencor Inc.	543	8,710	(a)
XOMA Corp.	2,995	10,752	(a)
Zafgen Inc.	238	7,340	(a)
ZIOPHARM Oncology Inc.	2,723	13,806	(a)
		32,996,571

Brewers—0.0% *
Craft Brew Alliance Inc.	340	4,536	(a)
Molson Coors Brewing Co., Class B	8,841	658,831
The Boston Beer Company Inc., Class A	279	80,782	(a)
		744,149

Broadcasting—0.1%
CBS Corp., Class B	26,452	1,463,854
Central European Media Enterprises Ltd., Class A	2,000	6,420	(a)
Crown Media Holdings Inc., Class A	1,268	4,489	(a)
Cumulus Media Inc., Class A	4,871	20,604	(a)
Discovery Communications Inc., Class A	8,239	283,834	(a)
Discovery Communications Inc., Class C	15,161	511,229	(a)
Entercom Communications Corp., Class A	831	10,105	(a)
Entravision Communications Corp., Class A	1,876	12,157
Gray Television Inc.	1,712	19,174	(a)
Hemisphere Media Group Inc.	272	3,669	(a)

Journal Communications Inc., Class A	1,481	16,928	(a)
Media General Inc.	1,803	30,164	(a)
Nexstar Broadcasting Group Inc., Class A	1,036	53,654
Radio One Inc., Class D	784	1,309	(a)
Saga Communications Inc., Class A	126	5,479
Salem Communications Corp., Class A	410	3,206
Scripps Networks Interactive Inc., Class A	5,629	423,695
Sinclair Broadcast Group Inc., Class A	2,317	63,393
Townsquare Media Inc., Class A	251	3,313	(a)
		2,936,676

Building Products—0.0% *
AAON Inc.	1,405	31,458
Advanced Drainage Systems Inc.	494	11,352
American Woodmark Corp.	420	16,985	(a)
AO Smith Corp.	1,987	112,087
Apogee Enterprises Inc.	977	41,395
Builders FirstSource Inc.	1,505	10,339	(a)
Continental Building Products Inc.	411	7,287	(a)
Fortune Brands Home & Security Inc.	4,163	188,459
Gibraltar Industries Inc.	975	15,853	(a)
Griffon Corp.	1,382	18,381
Insteel Industries Inc.	629	14,832
Lennox International Inc.	1,163	110,566
Masco Corp.	19,765	498,078
Masonite International Corp.	990	60,845
NCI Building Systems Inc.	963	17,835	(a)
Norcraft Companies Inc.	266	5,134	(a)
Nortek Inc.	301	24,480	(a)
Patrick Industries Inc.	280	12,314	(a)
PGT Inc.	1,618	15,581	(a)
Ply Gem Holdings Inc.	724	10,122	(a)
Quanex Building Products Corp.	1,241	23,306
Simpson Manufacturing Company Inc.	1,391	48,129
Trex Company Inc.	1,132	48,201	(a)
Universal Forest Products Inc.	663	35,272
		1,378,291

Cable & Satellite—0.5%
AMC Networks Inc., Class A	1,553	99,035	(a)
Cablevision Systems Corp., Class A	12,021	248,113
Comcast Corp., Class A	142,923	8,290,963
DIRECTV	27,863	2,415,722	(a)
Loral Space & Communications Inc.	436	34,318	(a)
Time Warner Cable Inc.	15,561	2,366,206
		13,454,357

Casinos & Gaming—0.0% *
Boyd Gaming Corp.	2,588	33,075	(a)
Caesars Acquisition Co., Class A	1,563	16,114	(a)
Caesars Entertainment Corp.	1,701	26,689	(a)
Churchill Downs Inc.	451	42,980
Empire Resorts Inc.	503	3,903	(a)
International Game Technology	6,554	113,056
Isle of Capri Casinos Inc.	807	6,755	(a)
Monarch Casino & Resort Inc.	329	5,458	(a)
Penn National Gaming Inc.	2,601	35,712	(a)

Pinnacle Entertainment Inc.	1,999	44,478	(a)
Scientific Games Corp., Class A	1,668	21,234	(a)
Wynn Resorts Ltd.	4,494	668,527
		1,017,981

Catalog Retail—0.0% *
EVINE Live Inc.	1,249	8,231	(a)
Gaiam Inc., Class A	503	3,586	(a)
HSN Inc.	1,963	149,188
		161,005

Coal & Consumable Fuels—0.0% *
Alpha Natural Resources Inc.	7,643	12,764	(a)
Arch Coal Inc.	7,245	12,896
Cloud Peak Energy Inc.	2,102	19,296	(a)
CONSOL Energy Inc.	12,771	431,787
Hallador Energy Co.	315	3,468
Peabody Energy Corp.	7,132	55,202
Solazyme Inc.	2,651	6,840	(a)
Westmoreland Coal Co.	493	16,373	(a)
		558,626

Commercial Printing—0.0% *
Brady Corp., Class A	1,586	43,361
Cenveo Inc.	1,972	4,141	(a)
Deluxe Corp.	2,980	185,505
Ennis Inc.	893	12,029
InnerWorkings Inc.	1,220	9,504	(a)
Multi-Color Corp.	409	22,667
Quad/Graphics Inc.	939	21,559
RR Donnelley & Sons Co.	5,249	88,210
		386,976

Commodity Chemicals—0.1%
Axiall Corp.	2,355	100,017
Cabot Corp.	1,697	74,431
Calgon Carbon Corp.	1,790	37,196	(a)
Hawkins Inc.	334	14,472
Koppers Holdings Inc.	707	18,368
Kronos Worldwide Inc.	712	9,270
LyondellBasell Industries N.V., Class A	23,054	1,830,257
Trecora Resources	636	9,349	(a)
Tredegar Corp.	847	19,049
Trinseo S.A.	349	6,090	(a)
Tronox Ltd., Class A	2,062	49,241
		2,167,740

Communications Equipment—0.7%
ADTRAN Inc.	1,866	40,679
Alliance Fiber Optic Products Inc.	426	6,181
Applied Optoelectronics Inc.	508	5,700	(a)
ARRIS Group Inc.	3,460	104,457	(a)
Aruba Networks Inc.	3,580	65,084	(a)
Bel Fuse Inc., Class B	358	9,788
Black Box Corp.	463	11,066
CalAmp Corp.	1,188	21,740	(a)
Calix Inc.	1,439	14,419	(a)
Ciena Corp.	6,299	122,264	(a)
Cisco Systems Inc.	283,683	7,890,643

Clearfield Inc.	391	4,813	(a)
Comtech Telecommunications Corp.	524	16,517
Digi International Inc.	849	7,887	(a)
Emulex Corp.	2,226	12,621	(a)
Extreme Networks Inc.	3,276	11,564	(a)
F5 Networks Inc.	4,093	533,993	(a)
Finisar Corp.	3,412	66,227	(a)
Harmonic Inc.	2,792	19,572	(a)
Harris Corp.	5,803	416,772
Infinera Corp.	4,106	60,440	(a)
InterDigital Inc.	2,206	116,697
Ixia	1,874	21,083	(a)
JDS Uniphase Corp.	6,117	83,925	(a)
Juniper Networks Inc.	21,359	476,733
KVH Industries Inc.	579	7,324	(a)
Motorola Solutions Inc.	11,752	788,324
NETGEAR Inc.	1,127	40,099	(a)
Numerex Corp., Class A	468	5,176	(a)
Oclaro Inc.	3,207	5,708	(a)
ParkerVision Inc.	3,300	3,003	(a)
Plantronics Inc.	2,560	135,731
Polycom Inc.	8,245	111,308	(a)
Procera Networks Inc.	770	5,536	(a)
QUALCOMM Inc.	92,235	6,855,828
Riverbed Technology Inc.	4,088	83,436	(a)
Ruckus Wireless Inc.	2,231	26,817	(a)
ShoreTel Inc.	2,132	15,670	(a)
Sonus Networks Inc.	8,193	32,526	(a)
Tessco Technologies Inc.	206	5,974
Ubiquiti Networks Inc.	991	29,373
ViaSat Inc.	1,372	86,477	(a)
		18,379,175

Computer & Electronics Retail—0.0% *
Best Buy Company Inc.	16,152	629,605
Conn’s Inc.	923	17,251	(a)
GameStop Corp., Class A	6,008	203,070
hhgregg Inc.	432	3,270	(a)
Rent-A-Center Inc.	3,156	114,626
Systemax Inc.	406	5,481	(a)
		973,303

Construction & Engineering—0.1%
AECOM Technology Corp.	4,056	123,181	(a)
Aegion Corp.	1,311	24,398	(a)
Ameresco Inc., Class A	753	5,271	(a)
Argan Inc.	434	14,600
Comfort Systems USA Inc.	1,278	21,879
Dycom Industries Inc.	1,137	39,897	(a)
EMCOR Group Inc.	2,232	99,302
Fluor Corp.	8,667	525,480
Furmanite Corp.	1,276	9,978	(a)
Granite Construction Inc.	2,258	85,849
Great Lakes Dredge & Dock Corp.	2,055	17,591	(a)
Jacobs Engineering Group Inc.	7,243	323,690	(a)
KBR Inc.	3,815	64,664
Layne Christensen Co.	645	6,153	(a)
MasTec Inc.	2,153	48,679	(a)

MYR Group Inc.	709	19,427	(a)
Northwest Pipe Co.	323	9,729	(a)
Orion Marine Group Inc.	972	10,741	(a)
Primoris Services Corp.	1,305	30,328
Quanta Services Inc.	12,078	342,894	(a)
Sterling Construction Company Inc.	645	4,122	(a)
Tutor Perini Corp.	1,245	29,967	(a)
		1,857,820

Construction Machinery & Heavy Trucks—0.2%
Accuride Corp.	1,301	5,646	(a)
Alamo Group Inc.	211	10,221
American Railcar Industries Inc.	310	15,965
Astec Industries Inc.	620	24,372
Caterpillar Inc.	33,586	3,074,127
Commercial Vehicle Group Inc.	916	6,101	(a)
Cummins Inc.	9,426	1,358,946
Douglas Dynamics Inc.	721	15,451
Federal Signal Corp.	2,100	32,424
FreightCar America Inc.	397	10,445
Joy Global Inc.	5,447	253,394
Manitex International Inc.	476	6,050	(a)
Meritor Inc.	3,297	49,950	(a)
Miller Industries Inc.	362	7,526
Oshkosh Corp.	2,096	101,970
PACCAR Inc.	19,645	1,336,057
Terex Corp.	2,856	79,625
The Greenbrier Companies Inc.	937	50,345
Trinity Industries Inc.	4,100	114,841
Twin Disc Inc.	280	5,561
Wabash National Corp.	2,289	28,292	(a)
Wabtec Corp.	2,542	220,874
		6,808,183

Construction Materials—0.0% *
Eagle Materials Inc.	1,319	100,284
Headwaters Inc.	2,458	36,845	(a)
Martin Marietta Materials Inc.	3,434	378,839
United States Lime & Minerals Inc.	70	5,100
US Concrete Inc.	487	13,855	(a)
Vulcan Materials Co.	7,307	480,289
		1,015,212

Consumer Electronics—0.0% *
Harman International Industries Inc.	3,801	405,604
Skullcandy Inc.	594	5,459	(a)
Turtle Beach Corp.	237	756	(a)
Universal Electronics Inc.	529	34,401	(a)
		446,220

Consumer Finance—0.4%
American Express Co.	49,364	4,592,827
Capital One Financial Corp.	30,844	2,546,172
Cash America International Inc.	893	20,200
Consumer Portfolio Services Inc.	725	5,336	(a)
Credit Acceptance Corp.	211	28,782	(a)
Discover Financial Services	25,158	1,647,597
Encore Capital Group Inc.	860	38,184	(a)
Enova International Inc.	887	19,745	(a)

Ezcorp Inc., Class A	1,753	20,598	(a)
First Cash Financial Services Inc.	975	54,278	(a)
Green Dot Corp., Class A	1,068	21,883	(a)
JG Wentworth Co., Class A	451	4,808	(a)
Navient Corp.	22,759	491,822
Nelnet Inc., Class A	696	32,246
Nicholas Financial Inc.	390	5,811	(a)
PRA Group Inc.	1,685	97,612	(a)
Regional Management Corp.	363	5,739	(a)
SLM Corp.	11,111	113,221
Springleaf Holdings Inc.	823	29,768	(a)
World Acceptance Corp.	267	21,213	(a)
		9,797,842

Data Processing & Outsourced Services—0.8%
Alliance Data Systems Corp.	3,546	1,014,333	(a)
Automatic Data Processing Inc.	26,743	2,229,564
Blackhawk Network Holdings Inc.	1,769	68,637	(a)
Broadridge Financial Solutions Inc.	3,165	146,160
Cardtronics Inc.	1,503	57,986	(a)
Cass Information Systems Inc.	393	20,927
Computer Sciences Corp.	7,794	491,412
Convergys Corp.	6,078	123,809
CoreLogic Inc.	2,361	74,584	(a)
CSG Systems International Inc.	1,176	29,482
DST Systems Inc.	772	72,684
Euronet Worldwide Inc.	1,703	93,495	(a)
ExlService Holdings Inc.	1,129	32,414	(a)
Fidelity National Information Services Inc.	15,742	979,152
Fiserv Inc.	13,535	960,579	(a)
Global Cash Access Holdings Inc.	2,309	16,509	(a)
Global Payments Inc.	1,778	143,538
Heartland Payment Systems Inc.	1,216	65,603
Higher One Holdings Inc.	1,304	5,490	(a)
Information Services Group Inc.	1,104	4,659	(a)
Jack Henry & Associates Inc.	2,150	133,601
Mastercard Inc., Class A	54,363	4,683,916
MAXIMUS Inc.	2,267	124,322
ModusLink Global Solutions Inc.	1,327	4,976	(a)
MoneyGram International Inc.	998	9,072	(a)
NeuStar Inc., Class A	2,200	61,160	(a)
Paychex Inc.	18,116	836,416
PRGX Global Inc.	795	4,547	(a)
Sykes Enterprises Inc.	1,296	30,417	(a)
Syntel Inc.	1,056	47,499	(a)
TeleTech Holdings Inc.	599	14,184	(a)
The Western Union Co.	28,995	519,300
Total System Services Inc.	9,148	310,666
VeriFone Systems Inc.	2,970	110,484	(a)
Visa Inc., Class A	27,096	7,104,571
WEX Inc.	2,318	229,297	(a)
Xerox Corp.	59,532	825,114
		21,680,559

Department Stores—0.1%
JC Penney Company Inc.	8,009	51,898	(a)
Kohl’s Corp.	11,207	684,075
Macy’s Inc.	19,156	1,259,507
Nordstrom Inc.	7,810	620,036
The Bon-Ton Stores Inc.	506	3,750
		2,619,266

Distillers & Vintners—0.1%
Brown-Forman Corp., Class B	8,680	762,451
Constellation Brands Inc., Class A	9,309	913,865	(a)
		1,676,316

Distributors—0.0% *
Core-Mark Holding Company Inc.	763	47,252
Genuine Parts Co.	8,480	903,714
LKQ Corp.	7,989	224,651	(a)
Pool Corp.	1,515	96,112
VOXX International Corp.	682	5,974	(a)
Weyco Group Inc.	219	6,498
		1,284,201

Diversified Banks—1.9%
Bank of America Corp.	583,413	10,437,259
Citigroup Inc.	168,065	9,093,997
Comerica Inc.	9,969	466,948
JPMorgan Chase & Co.	207,380	12,977,840
Square 1 Financial Inc., Class A	194	4,792	(a)
U.S. Bancorp	99,269	4,462,142
Wells Fargo & Co.	261,888	14,356,700
		51,799,678

Diversified Capital Markets—0.0% *
HFF Inc. REIT, Class A	1,104	39,656

Diversified Chemicals—0.3%
Eastman Chemical Co.	8,240	625,086
EI du Pont de Nemours & Co.	50,259	3,716,150
FMC Corp.	7,394	421,680
LSB Industries Inc.	663	20,845	(a)
Olin Corp.	4,709	107,224
The Dow Chemical Co.	61,460	2,803,191
		7,694,176

Diversified Metals & Mining—0.1%
Compass Minerals International Inc.	882	76,584
Freeport-McMoRan Inc.	57,648	1,346,657
Globe Specialty Metals Inc.	2,148	37,010
Horsehead Holding Corp.	1,677	26,547	(a)
Materion Corp.	678	23,886
Molycorp Inc.	6,261	5,514	(a)
RTI International Metals Inc.	997	25,184	(a)
Southern Copper Corp.	4,469	126,026
		1,667,408

Diversified Real Estate Activities—0.0% *
Alexander & Baldwin Inc.	2,852	111,970
Consolidated-Tomoka Land Co.	149	8,314
Tejon Ranch Co.	477	14,052	(a)
The St Joe Co.	1,303	23,962	(a)
		158,298

Diversified REITs—0.1%
American Assets Trust Inc.	1,191	47,414
Armada Hoffler Properties Inc.	809	7,678
Chambers Street Properties	7,755	62,505
Cousins Properties Inc.	7,337	83,789
Duke Realty Corp.	9,015	182,103
Empire State Realty Trust Inc., Class A	3,157	55,500
First Potomac Realty Trust	2,089	25,820
Gladstone Commercial Corp.	535	9,186
Investors Real Estate Trust	3,684	30,098
Lexington Realty Trust	6,941	76,212
Liberty Property Trust	3,919	147,472
One Liberty Properties Inc.	415	9,823
PS Business Parks Inc.	662	52,656
RAIT Financial Trust	2,530	19,405
Select Income REIT	1,264	30,854
STORE Capital Corp.	1,040	22,474
Vornado Realty Trust	9,686	1,140,139
Washington Real Estate Investment Trust	2,274	62,899
Whitestone REIT	747	11,287
		2,077,314

Diversified Support Services—0.0% *
Cintas Corp.	5,387	422,557
Civeo Corp.	3,175	13,049
Copart Inc.	3,008	109,762	(a)
G&K Services Inc., Class A	665	47,115
Healthcare Services Group Inc.	2,354	72,809
Matthews International Corp., Class A	1,000	48,670
McGrath RentCorp.	850	30,481
Mobile Mini Inc.	1,570	63,601
Performant Financial Corp.	1,011	6,723	(a)
UniFirst Corp.	490	59,511
Viad Corp.	708	18,875
		893,153

Drug Retail—0.4%
CVS Health Corp.	63,597	6,125,027
Diplomat Pharmacy Inc.	499	13,658	(a)
Liberator Medical Holdings Inc.	1,082	3,138
Walgreens Boots Alliance Inc.	48,257	3,677,183
		9,819,006

Education Services—0.0% *
2U Inc.	352	6,920	(a)
American Public Education Inc.	604	22,270	(a)
Apollo Education Group Inc.	2,533	86,401	(a)
Bridgepoint Education Inc.	531	6,011	(a)

Bright Horizons Family Solutions Inc.	1,031	48,467	(a)
Capella Education Co.	363	27,937
Career Education Corp.	2,124	14,783	(a)
Chegg Inc.	2,530	17,482	(a)
DeVry Education Group Inc.	1,506	71,490
Graham Holdings Co., Class B	116	100,190
Grand Canyon Education Inc.	1,552	72,416	(a)
Houghton Mifflin Harcourt Co.	3,661	75,819	(a)
ITT Educational Services Inc.	780	7,496	(a)
K12 Inc.	1,182	14,030	(a)
Strayer Education Inc.	370	27,484	(a)
Universal Technical Institute Inc.	772	7,597
		606,793

Electric Utilities—0.7%
ALLETE Inc.	1,436	79,181
American Electric Power Company Inc.	27,142	1,648,062
Cleco Corp.	3,605	196,617
Duke Energy Corp.	39,238	3,277,943
Edison International	18,075	1,183,551
El Paso Electric Co.	1,363	54,602
Entergy Corp.	10,013	875,937
Exelon Corp.	47,681	1,768,011
FirstEnergy Corp.	23,345	910,222
Great Plains Energy Inc.	4,048	115,004
Hawaiian Electric Industries Inc.	2,694	90,195
IDACORP Inc.	3,018	199,761
MGE Energy Inc.	1,172	53,455
NextEra Energy Inc.	24,215	2,573,812
Northeast Utilities	17,575	940,614
NRG Yield Inc., Class A	794	37,429
OGE Energy Corp.	5,264	186,767
Otter Tail Corp.	1,213	37,554
Pepco Holdings Inc.	13,976	376,374
Pinnacle West Capital Corp.	6,128	418,604
PNM Resources Inc.	4,765	141,187
Portland General Electric Co.	2,633	99,606
PPL Corp.	36,897	1,340,468
Spark Energy Inc., Class A	58	817
The Empire District Electric Co.	1,476	43,896
The Southern Co.	49,919	2,451,522
UIL Holdings Corp.	1,914	83,336
Unitil Corp.	446	16,355
Westar Energy Inc.	3,447	142,154
Xcel Energy Inc.	28,055	1,007,736
		20,350,772

Electrical Components & Equipment—0.2%
Acuity Brands Inc.	1,143	160,100
AMETEK Inc.	13,644	718,084
Eaton Corporation PLC	26,329	1,789,319
Emerson Electric Co.	38,481	2,375,432
Encore Wire Corp.	678	25,310
EnerSys	1,580	97,518
Enphase Energy Inc.	591	8,445	(a)
Franklin Electric Company Inc.	1,600	60,048
FuelCell Energy Inc.	8,092	12,462	(a)

Generac Holdings Inc.	2,293	107,221	(a)
General Cable Corp.	1,524	22,708
GrafTech International Ltd.	4,050	20,493	(a)
Hubbell Inc., Class B	1,429	152,660
LSI Industries Inc.	759	5,154
Plug Power Inc.	5,759	17,277	(a)
Polypore International Inc.	1,510	71,045	(a)
Powell Industries Inc.	322	15,801
Preformed Line Products Co.	88	4,807
Regal-Beloit Corp.	1,172	88,134
Revolution Lighting Technologies Inc.	969	1,308	(a)
Rockwell Automation Inc.	7,532	837,558
Thermon Group Holdings Inc.	1,096	26,512	(a)
Vicor Corp.	533	6,449	(a)
		6,623,845

Electronic Components—0.1%
Amphenol Corp., Class A	17,169	923,864
Belden Inc.	2,589	204,039
Corning Inc.	71,113	1,630,621
DTS Inc.	574	17,651	(a)
II-VI Inc.	1,783	24,338	(a)
InvenSense Inc.	2,373	38,585	(a)
Knowles Corp.	2,267	53,388	(a)
Littelfuse Inc.	750	72,502
Rogers Corp.	607	49,434	(a)
Universal Display Corp.	1,359	37,712	(a)
Vishay Intertechnology Inc.	3,564	50,431
		3,102,565

Electronic Equipment & Instruments—0.1%
Badger Meter Inc.	493	29,260
Checkpoint Systems Inc.	1,419	19,483	(a)
Cognex Corp.	5,192	214,585	(a)
Coherent Inc.	834	50,640	(a)
Control4 Corp.	392	6,025	(a)
CUI Global Inc.	702	5,230	(a)
Daktronics Inc.	1,282	16,038
Electro Scientific Industries Inc.	831	6,449
FARO Technologies Inc.	575	36,041	(a)
FEI Co.	2,494	225,333
FLIR Systems Inc.	7,817	252,567
GSI Group Inc.	1,000	14,720	(a)
Itron Inc.	2,338	98,874	(a)
Keysight Technologies Inc.	4,417	149,162	(a)
Mesa Laboratories Inc.	96	7,422
MTS Systems Corp.	503	37,740
National Instruments Corp.	2,674	83,135
Newport Corp.	1,312	25,072	(a)
OSI Systems Inc.	668	47,274	(a)
RealD Inc.	1,338	15,788	(a)
Rofin-Sinar Technologies Inc.	913	26,267	(a)
Vishay Precision Group Inc.	463	7,945	(a)
Zebra Technologies Corp., Class A	1,348	104,349	(a)
		1,479,399

Electronic Manufacturing Services—0.0% *
Benchmark Electronics Inc.	1,789	45,512	(a)
CTS Corp.	1,152	20,540
IPG Photonics Corp.	931	69,751	(a)
Jabil Circuit Inc.	5,097	111,267
Kemet Corp.	1,555	6,531	(a)
Kimball Electronics Inc.	878	10,554	(a)
Maxwell Technologies Inc.	1,037	9,457	(a)
Mercury Systems Inc.	1,152	16,036	(a)
Methode Electronics Inc.	1,281	46,769
Multi-Fineline Electronix Inc.	310	3,481	(a)
Park Electrochemical Corp.	718	17,900
Plexus Corp.	1,131	46,609	(a)
Sanmina Corp.	2,771	65,202	(a)
Trimble Navigation Ltd.	6,828	181,215	(a)
TTM Technologies Inc.	1,797	13,531	(a)
Viasystems Group Inc.	201	3,272	(a)
		667,627

Environmental & Facilities Services—0.1%
ABM Industries Inc.	1,870	53,576
Casella Waste Systems Inc., Class A	1,360	5,494	(a)
Ceco Environmental Corp.	709	11,018
Clean Harbors Inc.	1,429	68,663	(a)
Heritage-Crystal Clean Inc.	322	3,970	(a)
Quest Resource Holding Corp.	407	586	(a)
Republic Services Inc.	14,005	563,701
Rollins Inc.	1,685	55,774
SP Plus Corp.	477	12,035	(a)
Stericycle Inc.	4,712	617,649	(a)
Team Inc.	669	27,068	(a)
Tetra Tech Inc.	2,197	58,660
US Ecology Inc.	719	28,846
Waste Connections Inc.	3,284	144,463
Waste Management Inc.	23,626	1,212,486
		2,863,989

Fertilizers & Agricultural Chemicals—0.2%
American Vanguard Corp.	1,014	11,783
CF Industries Holdings Inc.	2,759	751,938
Intrepid Potash Inc.	1,902	26,400	(a)
Marrone Bio Innovations Inc.	495	1,787	(a)
Monsanto Co.	26,855	3,208,367
Rentech Inc.	3,725	4,693	(a)
The Mosaic Co.	17,510	799,331
The Scotts Miracle-Gro Co., Class A	1,174	73,164
		4,877,463

Food Distributors—0.1%
SpartanNash Co.	1,245	32,544
Sysco Corp.	32,614	1,294,450
The Andersons Inc.	935	49,686
The Chefs’ Warehouse Inc.	607	13,985	(a)
United Natural Foods Inc.	2,979	230,351	(a)
		1,621,016

Food Retail—0.1%
Casey’s General Stores Inc.	1,286	116,152
Fairway Group Holdings Corp.	674	2,123	(a)
Ingles Markets Inc., Class A	426	15,800
Natural Grocers by Vitamin Cottage Inc.	274	7,719	(a)
Roundy’s Inc.	1,338	6,476
Safeway Inc.	12,783	448,939
Smart & Final Stores Inc.	406	6,386	(a)
SUPERVALU Inc.	12,267	118,990	(a)
The Fresh Market Inc.	1,442	59,411	(a)
The Kroger Co.	27,244	$1,749,337
The Pantry Inc.	802	29,722	(a)
Village Super Market Inc., Class A	234	6,405
Weis Markets Inc.	354	16,928
Whole Foods Market Inc.	19,958	1,006,282
		3,590,670

Footwear—0.1%
Crocs Inc.	2,727	34,060	(a)
Deckers Outdoor Corp.	910	82,846	(a)
NIKE Inc., Class B	38,713	3,722,255
Skechers U.S.A. Inc., Class A	1,309	72,322	(a)
Steven Madden Ltd.	1,937	61,655	(a)
Wolverine World Wide Inc.	3,380	99,609
		4,072,747

Forest Products—0.0% *
Boise Cascade Co.	1,324	49,187	(a)
Deltic Timber Corp.	381	26,060
Louisiana-Pacific Corp.	8,471	140,280	(a)
		215,527

Gas Utilities—0.1%
AGL Resources Inc.	6,630	361,401
Atmos Energy Corp.	2,655	147,990
Chesapeake Utilities Corp.	495	24,582
National Fuel Gas Co.	2,226	154,774
New Jersey Resources Corp.	1,415	86,598
Northwest Natural Gas Co.	880	43,912
ONE Gas Inc.	3,121	128,647
Piedmont Natural Gas Company Inc.	2,604	102,624
Questar Corp.	4,605	116,414
South Jersey Industries Inc.	1,099	64,764
Southwest Gas Corp.	1,558	96,300
The Laclede Group Inc.	1,455	77,406
UGI Corp.	4,556	173,037
WGL Holdings Inc.	3,039	165,990
		1,744,439

General Merchandise Stores—0.2%
Big Lots Inc.	1,409	56,388
Burlington Stores Inc.	963	45,511	(a)
Dollar General Corp.	16,833	1,190,093	(a)
Dollar Tree Inc.	11,409	802,966	(a)
Family Dollar Stores Inc.	5,329	422,110

Fred’s Inc., Class A	1,177	20,492
Target Corp.	35,337	2,682,432
Tuesday Morning Corp.	1,436	31,161	(a)
		5,251,153

Gold—0.0% *
Allied Nevada Gold Corp.	4,664	4,058	(a)
Gold Resource Corp.	1,315	4,445
Newmont Mining Corp.	27,673	523,020
Royal Gold Inc.	1,728	108,345
		639,868

Health Care REITs—0.2%
American Realty Capital Healthcare Trust Inc.	5,701	67,842
Aviv REIT Inc.	676	23,308
CareTrust REIT Inc.	621	7,657
HCP Inc.	25,479	1,121,840
Health Care REIT Inc.	18,179	1,375,605
Healthcare Realty Trust Inc.	3,201	87,451
LTC Properties Inc.	1,184	51,113
Medical Properties Trust Inc.	5,874	80,944
National Health Investors Inc.	1,255	87,800
Omega Healthcare Investors Inc.	3,370	131,666
Physicians Realty Trust	1,498	24,867
Sabra Health Care REIT Inc.	1,843	55,972
Senior Housing Properties Trust	5,353	118,355
Universal Health Realty Income Trust	394	18,959
Ventas Inc.	16,328	1,170,718
		4,424,097

Healthcare Distributors—0.2%
AmerisourceBergen Corp.	11,526	1,039,184
Cardinal Health Inc.	18,361	1,482,284
Henry Schein Inc.	2,219	302,117	(a)
McKesson Corp.	12,864	2,670,309
MWI Veterinary Supply Inc.	430	73,061	(a)
Owens & Minor Inc.	3,749	131,627
Patterson Companies Inc.	4,711	226,599
PharMerica Corp.	1,021	21,145	(a)
		5,946,326

Healthcare Equipment—0.9%
Abaxis Inc.	751	42,679
Abbott Laboratories	83,536	3,760,791
ABIOMED Inc.	1,334	50,772	(a)
Accuray Inc.	2,659	20,075	(a)
Analogic Corp.	408	34,521
AngioDynamics Inc.	840	15,968	(a)
AtriCure Inc.	941	18,782	(a)
Baxter International Inc.	30,067	2,203,610
Becton Dickinson and Co.	10,650	1,482,054
Boston Scientific Corp.	73,591	975,081	(a)
Cantel Medical Corp.	1,129	48,841
Cardiovascular Systems Inc.	939	28,245	(a)
CareFusion Corp.	11,313	671,313	(a)
CONMED Corp.	907	40,779
Covidien PLC	25,119	2,569,171
CR Bard Inc.	4,155	692,306

CryoLife Inc.	1,009	11,432
Cyberonics Inc.	901	50,168	(a)
Cynosure Inc., Class A	764	20,949	(a)
DexCom Inc.	2,501	137,680	(a)
Edwards Lifesciences Corp.	5,934	755,873	(a)
Exactech Inc.	337	7,943	(a)
GenMark Diagnostics Inc.	1,426	19,408	(a)
Globus Medical Inc., Class A	2,213	52,603	(a)
Greatbatch Inc.	829	40,870	(a)
HeartWare International Inc.	567	41,635	(a)
Hill-Rom Holdings Inc.	1,508	68,795
Hologic Inc.	6,392	170,922	(a)
IDEXX Laboratories Inc.	1,260	186,820	(a)
Inogen Inc.	158	4,956	(a)
Insulet Corp.	1,859	85,626	(a)
Integra LifeSciences Holdings Corp.	836	45,336	(a)
Intuitive Surgical Inc.	2,011	1,063,698	(a)
Invacare Corp.	1,019	17,078
K2M Group Holdings Inc.	296	6,178	(a)
Masimo Corp.	1,477	38,904	(a)
Medtronic Inc.	54,606	3,942,553
Natus Medical Inc.	1,076	38,779	(a)
Nevro Corp.	251	9,706	(a)
NuVasive Inc.	1,551	73,145	(a)
NxStage Medical Inc.	2,030	36,398	(a)
Ocular Therapeutix Inc.	204	4,798	(a)
Orthofix International N.V.	631	18,968	(a)
PhotoMedex Inc.	459	702	(a)
ResMed Inc.	3,682	206,413
Rockwell Medical Inc.	1,554	15,975	(a)
Roka Bioscience Inc.	111	490	(a)
Second Sight Medical Products Inc.	84	862	(a)
Sirona Dental Systems Inc.	1,466	128,084	(a)
St Jude Medical Inc.	15,862	1,031,506
STERIS Corp.	3,550	230,217
Stryker Corp.	16,581	1,564,086
SurModics Inc.	404	8,928	(a)
Symmetry Surgical Inc.	316	2,462	(a)
Tandem Diabetes Care Inc.	318	4,039	(a)
Teleflex Inc.	1,096	125,843
Thoratec Corp.	3,333	108,189	(a)
Tornier N.V.	1,183	30,167	(a)
TransEnterix Inc.	981	2,855	(a)
TriVascular Technologies Inc.	252	3,168	(a)
Varian Medical Systems Inc.	5,547	479,871	(a)
Veracyte Inc.	239	2,309	(a)
Volcano Corp.	1,761	31,487	(a)
Wright Medical Group Inc.	1,671	44,900	(a)
Zeltiq Aesthetics Inc.	963	26,877	(a)
Zimmer Holdings Inc.	9,395	1,065,581

		24,721,220

Healthcare Facilities—0.1%
AAC Holdings Inc.	175	5,411	(a)
Acadia Healthcare Company Inc.	1,435	87,836	(a)
Amsurg Corp.	1,421	77,771	(a)
Capital Senior Living Corp.	988	24,611	(a)
Community Health Systems Inc.	3,066	165,319	(a)
Five Star Quality Care Inc.	1,566	6,499	(a)
Hanger Inc.	1,198	26,236	(a)
HealthSouth Corp.	2,930	112,688
Kindred Healthcare Inc.	2,299	41,796
LifePoint Hospitals Inc.	1,201	86,364	(a)
National Healthcare Corp.	356	22,371
Select Medical Holdings Corp.	2,632	37,901
Skilled Healthcare Group Inc., Class A	761	6,522	(a)
Surgical Care Affiliates Inc.	434	14,604	(a)
Tenet Healthcare Corp.	5,453	276,303	(a)
The Ensign Group Inc.	672	29,830
Universal Health Services Inc., Class B	5,052	562,086
US Physical Therapy Inc.	418	17,539
VCA Inc.	2,217	108,123	(a)
		1,709,810

Healthcare Services—0.2%
Addus HomeCare Corp.	211	5,121	(a)
Adeptus Health Inc., Class A	193	7,218	(a)
Air Methods Corp.	1,309	57,635	(a)
Alliance HealthCare Services Inc.	184	3,862	(a)
Almost Family Inc.	257	7,440	(a)
Amedisys Inc.	902	26,474	(a)
AMN Healthcare Services Inc.	1,552	30,419	(a)
Bio-Reference Laboratories Inc.	847	27,214	(a)
BioScrip Inc.	2,350	16,427	(a)
BioTelemetry Inc.	897	8,997	(a)
Chemed Corp.	585	61,817
Civitas Solutions Inc.	350	5,961	(a)
CorVel Corp.	381	14,181	(a)
Cross Country Healthcare Inc.	1,060	13,229	(a)
DaVita Healthcare Partners Inc.	9,538	722,408	(a)
ExamWorks Group Inc.	1,166	48,494	(a)
Express Scripts Holding Co.	40,715	3,447,339	(a)
Gentiva Health Services Inc.	1,043	19,869	(a)
Healthways Inc.	1,089	21,649	(a)
IPC The Hospitalist Company Inc.	573	26,295	(a)
Laboratory Corporation of America Holdings	4,688	505,835	(a)
Landauer Inc.	322	10,993
LHC Group Inc.	416	12,971	(a)
MEDNAX Inc.	2,649	175,126	(a)
National Research Corp., Class A	363	5,078
Omnicare Inc.	2,585	188,524
Quest Diagnostics Inc.	8,019	537,754
RadNet Inc.	1,119	9,556	(a)
Team Health Holdings Inc.	2,351	135,253	(a)
The Providence Service Corp.	401	14,613	(a)
		6,167,752

Healthcare Supplies—0.1%
Align Technology Inc.	1,910	106,788	(a)
Anika Therapeutics Inc.	497	20,248	(a)
Antares Pharma Inc.	3,863	9,928	(a)
Atrion Corp.	53	18,021
Cerus Corp.	2,493	15,556	(a)
DENTSPLY International Inc.	7,852	418,276
Derma Sciences Inc.	784	7,299	(a)
Endologix Inc.	2,187	33,439	(a)
Haemonetics Corp.	1,746	65,335	(a)
Halyard Health Inc.	1,228	55,837	(a)
ICU Medical Inc.	449	36,773	(a)
LDR Holding Corp.	569	18,652	(a)
Meridian Bioscience Inc.	1,436	23,637
Merit Medical Systems Inc.	1,406	24,366	(a)
Neogen Corp.	1,219	60,450	(a)
OraSure Technologies Inc.	1,918	19,449	(a)
Quidel Corp.	966	27,937	(a)
RTI Surgical Inc.	1,996	10,379	(a)
Sientra Inc.	139	2,334	(a)
STAAR Surgical Co.	1,340	12,207	(a)
The Cooper Companies Inc.	1,275	206,665
The Spectranetics Corp.	1,401	48,447	(a)
Unilife Corp.	3,664	12,274	(a)
Utah Medical Products Inc.	125	7,506
Vascular Solutions Inc.	552	14,992	(a)
West Pharmaceutical Services Inc.	2,358	125,540
		1,402,335

Healthcare Technology—0.1%
Allscripts Healthcare Solutions Inc.	4,449	56,814	(a)
Castlight Health Inc., Class B	446	5,218	(a)
Cerner Corp.	16,860	1,090,168	(a)
Computer Programs & Systems Inc.	369	22,417
HealthStream Inc.	733	21,609	(a)
HMS Holdings Corp.	5,259	111,175	(a)
Imprivata Inc.	148	1,924	(a)
MedAssets Inc.	2,040	40,310	(a)
Medidata Solutions Inc.	1,813	86,571	(a)
Merge Healthcare Inc.	2,490	8,864	(a)
Omnicell Inc.	1,232	40,804	(a)
Quality Systems Inc.	1,712	26,690
Vocera Communications Inc.	798	8,315	(a)
		1,520,879

Heavy Electrical Equipment—0.0% *
AZZ Inc.	859	40,304
Capstone Turbine Corp.	11,602	8,578	(a)
Global Power Equipment Group Inc.	608	8,397
Power Solutions International Inc.	153	7,896	(a)
PowerSecure International Inc.	774	9,017	(a)
		74,192

Home Building—0.1%
Beazer Homes USA Inc.	922	17,850	(a)
Cavco Industries Inc.	304	24,098	(a)
Century Communities Inc.	136	2,350	(a)

DR Horton Inc.	18,407	465,513
Hovnanian Enterprises Inc., Class A	4,062	16,776	(a)
Installed Building Products Inc.	306	5,453	(a)
KB Home	5,203	86,110
Lennar Corp., Class A	9,907	443,933
LGI Homes Inc.	485	7,236	(a)
M/I Homes Inc.	857	19,677	(a)
MDC Holdings Inc.	2,306	61,040
Meritage Homes Corp.	1,317	47,399	(a)
NVR Inc.	102	130,084	(a)
PulteGroup Inc.	18,514	397,310
Standard Pacific Corp.	4,867	35,480	(a)
The New Home Company Inc.	326	4,720	(a)
The Ryland Group Inc.	1,580	60,925
Toll Brothers Inc.	4,253	145,750	(a)
TRI Pointe Homes Inc.	4,925	75,106	(a)
UCP Inc., Class A	260	2,730	(a)
WCI Communities Inc.	395	7,734	(a)
William Lyon Homes, Class A	600	12,162	(a)
		2,069,436

Home Entertainment Software—0.0% *
Electronic Arts Inc.	17,250	811,009	(a)
Glu Mobile Inc.	3,095	12,070	(a)
Rosetta Stone Inc.	725	7,076	(a)
Take-Two Interactive Software Inc.	2,772	77,699	(a)
		907,854

Home Furnishing Retail—0.0% *
Aaron’s Inc.	1,711	52,305
Bed Bath & Beyond Inc.	10,277	782,799	(a)
Haverty Furniture Companies Inc.	678	14,923
Kirkland’s Inc.	516	12,198	(a)
Mattress Firm Holding Corp.	502	29,156	(a)
Pier 1 Imports Inc.	3,167	48,772
Restoration Hardware Holdings Inc.	1,049	100,715	(a)
Select Comfort Corp.	1,834	49,573	(a)
Williams-Sonoma Inc.	2,257	170,810
		1,261,251

Home Furnishings—0.0% *
Ethan Allen Interiors Inc.	855	26,479
Flexsteel Industries Inc.	169	5,450
La-Z-Boy Inc.	1,759	47,212
Leggett & Platt Inc.	7,620	324,688
Mohawk Industries Inc.	3,438	534,128	(a)
Tempur Sealy International Inc.	1,600	87,856	(a)
The Dixie Group Inc.	510	4,677	(a)
		1,030,490

Home Improvement Retail – 0.4%
Lowe’s Companies Inc.	53,974	3,713,411
Lumber Liquidators Holdings Inc.	920	61,005	(a)
Sears Hometown and Outlet Stores Inc.	396	5,207	(a)
The Home Depot Inc.	73,108	7,674,147
Tile Shop Holdings Inc.	963	8,552	(a)
		11,462,322

Hotel & Resort REITs—0.1%
Ashford Hospitality Prime Inc.	617	10,588
Ashford Hospitality Trust Inc.	2,414	25,299
Chatham Lodging Trust	1,116	32,330
Chesapeake Lodging Trust	1,817	67,611
DiamondRock Hospitality Co.	6,588	97,963
FelCor Lodging Trust Inc.	4,172	45,141
Hersha Hospitality Trust	6,755	47,488
Hospitality Properties Trust	3,935	121,985
Host Hotels & Resorts Inc.	42,015	998,696
LaSalle Hotel Properties	6,666	269,773
Pebblebrook Hotel Trust	2,383	108,736
RLJ Lodging Trust	4,379	146,828
Ryman Hospitality Properties Inc.	1,443	76,104
Strategic Hotels & Resorts Inc.	8,883	117,522	(a)
Summit Hotel Properties Inc.	2,927	36,412
Sunstone Hotel Investors Inc.	6,955	114,827
		2,317,303

Hotels, Resorts & Cruise Lines—0.2%
Carnival Corp.	24,988	1,132,706
Diamond Resorts International Inc.	1,178	32,866	(a)
Interval Leisure Group Inc.	1,324	27,658
La Quinta Holdings Inc.	1,473	32,494	(a)
Marriott International Inc., Class A	11,790	919,974
Marriott Vacations Worldwide Corp.	887	66,117
Morgans Hotel Group Co.	985	7,722	(a)
Royal Caribbean Cruises Ltd.	9,265	763,714
Starwood Hotels & Resorts Worldwide Inc.	9,907	803,161
The Marcus Corp.	640	11,847
Wyndham Worldwide Corp.	6,839	586,513
		4,384,772

Household Appliances—0.0% *
Helen of Troy Ltd.	966	62,848	(a)
iRobot Corp.	966	33,539	(a)
NACCO Industries Inc., Class A	153	9,082
Whirlpool Corp.	4,320	836,957
		942,426

Household Products—0.7%
Central Garden and Pet Co., Class A	1,392	13,294	(a)
Church & Dwight Company Inc.	3,527	277,963
Colgate-Palmolive Co.	47,528	3,288,462
Energizer Holdings Inc.	1,637	210,453
Harbinger Group Inc.	2,778	39,336	(a)
Kimberly-Clark Corp.	20,663	2,387,403
Oil-Dri Corporation of America	166	5,417
Orchids Paper Products Co.	272	7,918
The Clorox Co.	7,179	748,124
The Procter & Gamble Co.	149,903	13,654,664
WD-40 Co.	503	42,795
		20,675,829

Housewares & Specialties—0.0% *
CSS Industries Inc.	316	8,734
Jarden Corp.	4,720	225,993	(a)
Libbey Inc.	715	22,480	(a)

Lifetime Brands Inc.	350	6,020
Newell Rubbermaid Inc.	15,041	572,912
Tupperware Brands Corp.	1,324	83,412
		919,551

Human Resource & Employment Services—0.0% *
Barrett Business Services Inc.	252	6,905
CDI Corp.	475	8,412
Corporate Resource Services Inc.	575	690	(a)
GP Strategies Corp.	421	14,285	(a)
Heidrick & Struggles International Inc.	627	14,452
Insperity Inc.	729	24,706
Kelly Services Inc., Class A	941	16,016
Kforce Inc.	800	19,304
Korn/Ferry International	1,667	47,943	(a)
Manpowergroup Inc.	2,078	141,657
On Assignment Inc.	1,823	60,505	(a)
Paylocity Holding Corp.	288	7,520	(a)
Robert Half International Inc.	7,541	440,244
Towers Watson & Co., Class A	1,844	208,685
TriNet Group Inc.	539	16,860	(a)
TrueBlue Inc.	1,408	31,328	(a)
WageWorks Inc.	1,185	76,515	(a)
		1,136,027

Hypermarkets & Super Centers—0.4%
Costco Wholesale Corp.	24,286	3,442,540
PriceSmart Inc.	622	56,739
Wal-Mart Stores Inc.	87,617	7,524,548
		11,023,827

Independent Power Producers & Energy Traders—0.0% *
AES Corp.	36,395	501,159
Atlantic Power Corp.	4,145	11,233
Dynegy Inc.	4,091	124,162	(a)
NRG Energy Inc.	18,758	505,528
		1,142,082

Industrial Conglomerates—0.9%
3M Co.	35,550	5,841,576
Carlisle Companies Inc.	1,696	153,047
Danaher Corp.	33,915	2,906,855
General Electric Co.	557,102	14,077,967	(c)
Raven Industries Inc.	1,204	30,100
Roper Industries Inc.	5,557	868,837
		23,878,382

Industrial Gases—0.1%
Air Products & Chemicals Inc.	10,671	1,539,078
Airgas Inc.	3,730	429,622
Praxair Inc.	16,164	2,094,208
		4,062,908

Industrial Machinery—0.4%
Actuant Corp., Class A	2,155	58,702
Albany International Corp., Class A	938	35,635
Altra Industrial Motion Corp.	881	25,012
ARC Group Worldwide Inc.	105	1,065	(a)

Barnes Group Inc.	1,826	67,580
Blount International Inc.	1,643	28,868	(a)
Briggs & Stratton Corp.	1,560	31,855
Chart Industries Inc.	1,029	35,192	(a)
CIRCOR International Inc.	594	35,806
CLARCOR Inc.	3,011	200,653
Columbus McKinnon Corp.	689	19,320
Crane Co.	1,302	76,427
Donaldson Company Inc.	3,366	130,029
Dover Corp.	9,174	657,959
Dynamic Materials Corp.	481	7,706
Energy Recovery Inc.	1,325	6,983	(a)
EnPro Industries Inc.	762	47,823	(a)
ESCO Technologies Inc.	880	32,472
Flowserve Corp.	7,562	452,434
Global Brass & Copper Holdings Inc.	728	9,580
Graco Inc.	1,564	125,402
Graham Corp.	350	10,070
Harsco Corp.	4,789	90,464
Hillenbrand Inc.	2,086	71,967
Hurco Companies Inc.	229	7,807
Hyster-Yale Materials Handling Inc.	341	24,961
IDEX Corp.	2,089	162,608
Illinois Tool Works Inc.	19,953	1,889,549
Ingersoll-Rand PLC	14,728	933,608
ITT Corp.	2,406	97,347
John Bean Technologies Corp.	962	31,611
Kadant Inc.	376	16,051
Kennametal Inc.	2,097	75,052
LB Foster Co., Class A	355	17,242
Lincoln Electric Holdings Inc.	2,047	141,427
Lydall Inc.	572	18,773	(a)
Mueller Industries Inc.	1,886	64,388
Mueller Water Products Inc., Class A	5,344	54,723
NN Inc.	577	11,863
Nordson Corp.	1,542	120,214
Omega Flex Inc.	91	3,441
Pall Corp.	5,910	598,151
Parker-Hannifin Corp.	8,247	1,063,451
Proto Labs Inc.	763	51,243	(a)
RBC Bearings Inc.	782	50,462
Rexnord Corp.	2,501	70,553	(a)
Snap-on Inc.	3,224	440,850
SPX Corp.	1,082	92,965
Standex International Corp.	428	33,067
Stanley Black & Decker Inc.	8,691	835,031
Sun Hydraulics Corp.	747	29,417
Tennant Co.	620	44,745
The ExOne Co.	342	5,746	(a)
The Gorman-Rupp Co.	648	20,814
The Timken Co.	1,963	83,781
TriMas Corp.	1,521	47,592	(a)
Valmont Industries Inc.	646	82,042
Watts Water Technologies Inc., Class A	962	61,029

Woodward Inc.	3,742	184,219
Xerium Technologies Inc.	408	6,438	(a)
Xylem Inc.	10,091	384,164
		10,115,429

Industrial REITs—0.1%
DCT Industrial Trust Inc.	2,793	99,598
EastGroup Properties Inc.	1,064	67,372
First Industrial Realty Trust Inc.	3,720	76,483
Monmouth Real Estate Investment Corp., Class A	1,901	21,044
Prologis Inc.	27,738	1,193,566
Rexford Industrial Realty Inc.	1,463	22,984
STAG Industrial Inc.	1,927	47,212
Terreno Realty Corp.	1,366	28,181
		1,556,440

Insurance Brokers—0.1%
Aon PLC	15,819	1,500,116
Arthur J Gallagher & Co.	4,255	200,325
Brown & Brown Inc.	3,114	102,482
Crawford & Co., Class B	985	10,126
eHealth Inc.	609	15,176	(a)
Marsh & McLennan Companies Inc.	30,008	1,717,658
		3,545,883

Integrated Oil & Gas—1.4%
Chevron Corp.	104,873	11,764,653
Exxon Mobil Corp.	234,915	21,717,892
Hess Corp.	14,098	1,040,714
Occidental Petroleum Corp.	43,018	3,467,681
		37,990,940

Integrated Telecommunication Services—0.8%
AT&T Inc.	287,755	9,665,690
Atlantic Tele-Network Inc.	305	20,615
CenturyLink Inc.	31,661	1,253,142
Cincinnati Bell Inc.	7,252	23,134	(a)
Consolidated Communications Holdings Inc.	1,678	46,699
Fairpoint Communications Inc.	718	10,203	(a)
Frontier Communications Corp.	55,597	370,832
General Communication Inc., Class A	1,229	16,899	(a)
Hawaiian Telcom Holdco Inc.	355	9,787	(a)
IDT Corp., Class B	574	11,658
Verizon Communications Inc.	230,211	10,769,271
Windstream Holdings Inc.	33,372	274,985
		22,472,915

Internet Retail—0.4%
1-800-Flowers.com Inc., Class A	802	6,608	(a)
Amazon.com Inc.	21,062	6,536,592	(a)
Blue Nile Inc.	405	14,584	(a)
Coupons.com Inc.	416	7,384	(a)
Expedia Inc.	5,476	467,431
FTD Companies Inc.	602	20,962	(a)
Lands’ End Inc.	541	29,192	(a)
Netflix Inc.	3,342	1,141,661	(a)
Nutrisystem Inc.	972	19,003
Orbitz Worldwide Inc.	1,772	14,583	(a)

Overstock.com Inc.	411	9,975	(a)
PetMed Express Inc.	710	10,203
RetailMeNot Inc.	1,061	15,512	(a)
Shutterfly Inc.	1,301	54,245	(a)
The Priceline Group Inc.	2,905	3,312,310	(a)
TripAdvisor Inc.	6,185	461,772	(a)
Wayfair Inc., Class A	360	7,146	(a)
		12,129,163

Internet Software & Services—1.2%
Actua Corp.	1,317	24,325	(a)
Aerohive Networks Inc.	322	1,546	(a)
Akamai Technologies Inc.	9,875	621,730	(a)
Amber Road Inc.	304	3,107	(a)
Angie’s List Inc.	1,503	9,364	(a)
AOL Inc.	2,043	94,325
Bankrate Inc.	2,195	27,284	(a)
Bazaarvoice Inc.	1,709	13,740	(a)
Benefitfocus Inc.	160	5,254	(a)
Blucora Inc.	1,365	18,905	(a)
Borderfree Inc.	203	1,819	(a)
Brightcove Inc.	1,103	8,581	(a)
Carbonite Inc.	602	8,591	(a)
Care.com Inc.	247	2,045	(a)
ChannelAdvisor Corp.	714	15,408	(a)
comScore Inc.	1,160	53,859	(a)
Constant Contact Inc.	1,056	38,755	(a)
Cornerstone OnDemand Inc.	1,792	63,078	(a)
Cvent Inc.	618	17,205	(a)
Dealertrack Technologies Inc.	1,794	79,492	(a)
Demand Media Inc.	278	1,701	(a)
Demandware Inc.	1,016	58,461	(a)
Dice Holdings Inc.	1,287	12,883	(a)
Digital River Inc.	1,073	26,535	(a)
E2open Inc.	795	7,640	(a)
EarthLink Holdings Corp.	3,517	15,440
eBay Inc.	62,719	3,519,790	(a)
Endurance International Group Holdings Inc.	1,038	19,130	(a)
Envestnet Inc.	1,149	56,462	(a)
Equinix Inc.	1,445	327,625
Everyday Health Inc.	259	3,820	(a)
Facebook Inc., Class A	115,994	9,049,852	(a)
Five9 Inc.	410	1,837	(a)
Gogo Inc.	1,848	30,547	(a)
Google Inc., Class A	15,813	8,391,327	(a)
Google Inc., Class C	15,799	8,316,594	(a)
GrubHub Inc.	307	11,150	(a)
GTT Communications Inc.	480	6,350	(a)
Internap Network Services Corp.	1,844	14,678	(a)
IntraLinks Holdings Inc.	1,316	15,660	(a)
j2 Global Inc.	1,589	98,518
Limelight Networks Inc.	2,099	5,814	(a)
Liquidity Services Inc.	821	6,708	(a)
LivePerson Inc.	1,788	25,211	(a)
LogMeIn Inc.	813	40,113	(a)
Marchex Inc., Class B	1,123	5,155

Marin Software Inc.	901	7,622	(a)
Marketo Inc.	846	27,681	(a)
Millennial Media Inc.	2,591	4,146	(a)
Monster Worldwide Inc.	3,080	14,230	(a)
NIC Inc.	2,180	39,218
OPOWER Inc.	265	3,771	(a)
Perficient Inc.	1,185	22,077	(a)
Q2 Holdings Inc.	338	6,368	(a)
QuinStreet Inc.	1,269	7,703	(a)
Rackspace Hosting Inc.	3,142	147,077	(a)
RealNetworks Inc.	647	4,555	(a)
Reis Inc.	271	7,092
Rightside Group Ltd.	278	1,868	(a)
Rocket Fuel Inc.	632	10,188	(a)
SciQuest Inc.	947	13,684	(a)
Shutterstock Inc.	511	35,310	(a)
SPS Commerce Inc.	541	30,637	(a)
Stamps.com Inc.	485	23,275	(a)
TechTarget Inc.	584	6,640	(a)
Textura Corp.	642	18,278	(a)
Travelzoo Inc.	237	2,991	(a)
Tremor Video Inc.	1,210	3,473	(a)
TrueCar Inc.	265	6,069	(a)
Trulia Inc.	1,221	56,203	(a)
Unwired Planet Inc.	2,959	2,959	(a)
VeriSign Inc.	6,046	344,622	(a)
Web.com Group Inc.	1,711	32,492	(a)
WebMD Health Corp.	1,312	51,890	(a)
XO Group Inc.	921	16,771	(a)
Xoom Corp.	1,065	18,648	(a)
Yahoo! Inc.	48,877	2,468,777	(a)
YuMe Inc.	615	3,100	(a)
Zix Corp.	1,922	6,919	(a)
		34,623,748

Investment Banking & Brokerage—0.4%
BGC Partners Inc., Class A	5,869	53,701
Cowen Group Inc., Class A	3,958	18,999	(a)
E*TRADE Financial Corp.	16,024	388,662	(a)
Evercore Partners Inc., Class A	1,124	58,864
FBR & Co.	256	6,295	(a)
FXCM Inc., Class A	1,565	25,932
GFI Group Inc.	2,492	13,582
Greenhill & Company Inc.	943	41,115
INTL. FCStone Inc.	520	10,696	(a)
Investment Technology Group Inc.	1,196	24,901	(a)
KCG Holdings Inc., Class A	1,529	17,813	(a)
Ladenburg Thalmann Financial Services Inc.	3,202	12,648	(a)
Moelis & Co., Class A	252	8,802
Morgan Stanley	84,700	3,286,360
Oppenheimer Holdings Inc., Class A	333	7,742
Piper Jaffray Cos.	534	31,020	(a)
Raymond James Financial Inc.	3,322	190,317
RCS Capital Corp., Class A	309	3,782
Stifel Financial Corp.	2,205	112,499	(a)

SWS Group Inc.	992	6,855	(a)
The Charles Schwab Corp.	63,747	1,924,522
The Goldman Sachs Group Inc.	22,471	4,355,554
		10,600,661

IT Consulting & Other Services—0.5%
Accenture PLC, Class A	34,812	3,109,060
Acxiom Corp.	4,588	92,999	(a)
CACI International Inc., Class A	794	68,427	(a)
CIBER Inc.	2,753	9,773	(a)
Cognizant Technology Solutions Corp., Class A	33,781	1,778,907	(a)
Computer Task Group Inc.	544	5,184
Datalink Corp.	673	8,682	(a)
EPAM Systems Inc.	1,198	57,204	(a)
Forrester Research Inc.	378	14,878
Gartner Inc.	2,319	195,283	(a)
iGATE Corp.	1,242	49,034	(a)
International Business Machines Corp.	51,059	8,191,906
Leidos Holdings Inc.	1,634	71,112
Lionbridge Technologies Inc.	2,179	12,529	(a)
ManTech International Corp., Class A	826	24,970
Sapient Corp.	3,847	95,713	(a)
Science Applications International Corp.	2,392	118,476
ServiceSource International Inc.	2,437	11,405	(a)
Teradata Corp.	8,489	370,800	(a)
The Hackett Group Inc.	933	8,201
Unisys Corp.	1,718	50,647	(a)
Virtusa Corp.	864	36,003	(a)
		14,381,193

Leisure Facilities—0.0% *
ClubCorp Holdings Inc.	752	13,483
International Speedway Corp., Class A	1,637	51,811
Intrawest Resorts Holdings Inc.	475	5,671	(a)
Life Time Fitness Inc.	2,309	130,736	(a)
Speedway Motorsports Inc.	377	8,245
Vail Resorts Inc.	1,214	110,632
		320,578

Leisure Products—0.1%
Arctic Cat Inc.	444	15,762
Black Diamond Inc.	775	6,781	(a)
Brunswick Corp.	5,558	284,903
Callaway Golf Co.	2,511	19,335
Escalade Inc.	332	5,010
Hasbro Inc.	6,276	345,117
JAKKS Pacific Inc.	594	4,039	(a)
Johnson Outdoors Inc., Class A	172	5,366
LeapFrog Enterprises Inc.	2,248	10,611	(a)
Malibu Boats Inc., Class A	300	5,781	(a)
Marine Products Corp.	246	2,076
Mattel Inc.	18,798	581,704
Nautilus Inc.	1,041	15,802	(a)
Polaris Industries Inc.	1,610	243,497
Smith & Wesson Holding Corp.	1,904	18,031	(a)
Sturm Ruger & Company Inc.	668	23,133
		1,586,948

Life & Health Insurance—0.4%
Aflac Inc.	24,997	1,527,067
American Equity Investment Life Holding Co.	2,506	73,150
Citizens Inc.	1,530	11,628	(a)
CNO Financial Group Inc.	6,831	117,630
FBL Financial Group Inc., Class A	328	19,034
Fidelity & Guaranty Life	383	9,295
Independence Holding Co.	243	3,390
Kansas City Life Insurance Co.	130	6,244
Lincoln National Corp.	14,413	831,198
MetLife Inc.	63,024	3,408,968
National Western Life Insurance Co., Class A	72	19,386
Primerica Inc.	3,243	175,965
Principal Financial Group Inc.	15,152	786,995
Protective Life Corp.	2,087	145,359
Prudential Financial Inc.	25,408	2,298,408
StanCorp Financial Group Inc.	1,108	77,405
Symetra Financial Corp.	2,497	57,556
The Phoenix Companies Inc.	183	12,603	(a)
Torchmark Corp.	7,137	386,611
Unum Group	13,981	487,657
		10,455,549

Life Sciences Tools & Services—0.2%
Accelerate Diagnostics Inc.	782	15,007	(a)
Affymetrix Inc.	2,397	23,658	(a)
Agilent Technologies Inc.	18,503	757,513
Albany Molecular Research Inc.	776	12,633	(a)
Bio-Rad Laboratories Inc., Class A	547	65,946	(a)
Bio-Techne Corp.	984	90,922
Cambrex Corp.	1,023	22,117	(a)
Charles River Laboratories International Inc.	1,243	79,105	(a)
Covance Inc.	1,495	155,241	(a)
Enzo Biochem Inc.	1,170	5,195	(a)
Fluidigm Corp.	917	30,930	(a)
INC Research Holdings Inc., Class A	287	7,373	(a)
Luminex Corp.	1,284	24,088	(a)
Mettler-Toledo International Inc.	752	227,450	(a)
NanoString Technologies Inc.	342	4,764	(a)
Pacific Biosciences of California Inc.	1,998	15,664	(a)
PAREXEL International Corp.	1,900	105,564	(a)
PerkinElmer Inc.	6,268	274,100
PRA Health Sciences Inc.	628	15,210	(a)
Sequenom Inc.	3,741	13,842	(a)
Thermo Fisher Scientific Inc.	22,192	2,780,436
Waters Corp.	4,620	520,766	(a)
		5,247,524

Managed Healthcare—0.4%
Aetna Inc.	19,511	1,733,162
Anthem Inc.	14,976	1,882,034
Centene Corp.	1,549	160,864	(a)
Cigna Corp.	14,512	1,493,430
Health Net Inc.	2,054	109,951	(a)
HealthEquity Inc.	330	8,398	(a)
Humana Inc.	8,507	1,221,860

Magellan Health Inc.	927	55,648	(a)
Molina Healthcare Inc.	1,018	54,494	(a)
Triple-S Management Corp., Class B	847	20,252	(a)
Trupanion Inc.	227	1,573	(a)
UnitedHealth Group Inc.	53,246	5,382,638
Universal American Corp.	1,459	13,539	(a)
WellCare Health Plans Inc.	2,630	215,818	(a)
		12,353,661

Marine—0.0% *
Baltic Trading Ltd.	1,683	4,224
International Shipholding Corp.	207	3,084
Kirby Corp.	1,499	121,029	(a)
Knightsbridge Shipping Ltd.	1,175	5,323
Matson Inc.	1,426	49,226
Scorpio Bulkers Inc.	4,608	9,078	(a)
Ultrapetrol Bahamas Ltd.	807	1,727	(a)
		193,691

Metal & Glass Containers—0.0% *
AEP Industries Inc.	123	7,153	(a)
AptarGroup Inc.	1,712	114,430
Ball Corp.	7,596	517,819
Berry Plastics Group Inc.	3,011	94,997	(a)
Greif Inc., Class A	891	42,082
Myers Industries Inc.	827	14,555
Owens-Illinois Inc.	9,150	246,959	(a)
Silgan Holdings Inc.	1,149	61,586
		1,099,581

Mortgage REITs—0.0% *
AG Mortgage Investment Trust Inc.	1,010	18,756
Altisource Residential Corp.	1,916	37,170
American Capital Mortgage Investment Corp.	1,730	32,593
Anworth Mortgage Asset Corp.	3,477	18,254
Apollo Commercial Real Estate Finance Inc.	1,569	25,669
Apollo Residential Mortgage Inc.	1,104	17,410
Ares Commercial Real Estate Corp.	971	11,147
ARMOUR Residential REIT Inc.	11,862	43,652
Capstead Mortgage Corp.	3,259	40,021
Colony Financial Inc.	3,643	86,776
CYS Investments Inc.	5,524	48,169
Dynex Capital Inc.	1,818	14,999
Hannon Armstrong Sustainable Infrastructure Capital Inc.	814	11,583
Hatteras Financial Corp.	3,253	59,953
Invesco Mortgage Capital Inc.	3,984	61,593
iStar Financial Inc.	2,802	38,247	(a)
New Residential Investment Corp.	4,839	61,794
New York Mortgage Trust Inc.	3,404	26,245
Owens Realty Mortgage Inc.	361	5,289
PennyMac Mortgage Investment Trust	2,516	53,063
Redwood Trust Inc.	2,812	55,396
Resource Capital Corp.	4,567	23,018
Western Asset Mortgage Capital Corp.	1,449	21,300
		812,097

Motorcycle Manufacturers—0.0% *
Harley-Davidson Inc.	11,887	783,472

Movies & Entertainment—0.6%
AMC Entertainment Holdings Inc., Class A	729	19,085
Carmike Cinemas Inc.	797	20,937	(a)
Cinedigm Corp., Class A	2,621	4,246	(a)
Cinemark Holdings Inc.	2,736	97,347
DreamWorks Animation SKG Inc., Class A	1,931	43,119	(a)
Global Eagle Entertainment Inc.	1,311	17,843	(a)
Live Nation Entertainment Inc.	3,793	99,035	(a)
Reading International Inc., Class A	559	7,412	(a)
Rentrak Corp.	332	24,176	(a)
SFX Entertainment Inc.	1,515	6,863	(a)
The Walt Disney Co.	86,546	8,151,768
Time Warner Inc.	46,516	3,973,397
Twenty-First Century Fox Inc., Class A	102,868	3,950,646
Viacom Inc., Class B	20,494	1,542,174
World Wrestling Entertainment Inc., Class A	1,004	12,389
		17,970,437

Multi-Line Insurance—0.2%
American Financial Group Inc.	1,945	118,100
American International Group Inc.	77,662	4,349,849
Assurant Inc.	3,898	266,740
Genworth Financial Inc., Class A	27,256	231,676	(a)
HCC Insurance Holdings Inc.	2,551	136,530
Horace Mann Educators Corp.	1,373	45,556
Kemper Corp.	2,865	103,455
Loews Corp.	16,606	697,784
National General Holdings Corp.	1,223	22,760
The Hartford Financial Services Group Inc.	23,938	997,975
		6,970,425

Multi-Sector Holdings—0.6%
Berkshire Hathaway Inc., Class B	101,163	15,189,625	(a)
Leucadia National Corp.	17,579	394,121
PICO Holdings Inc.	787	14,835	(a)
		15,598,581

Multi-Utilities—0.5%
Alliant Energy Corp.	2,930	194,611
Ameren Corp.	13,461	620,956
Avista Corp.	2,044	72,255
Black Hills Corp.	2,672	141,723
CenterPoint Energy Inc.	23,845	558,688
CMS Energy Corp.	15,260	530,285
Consolidated Edison Inc.	16,249	1,072,597
Dominion Resources Inc.	32,394	2,491,099
DTE Energy Co.	9,819	848,067
Integrys Energy Group Inc.	4,432	345,031
MDU Resources Group Inc.	5,142	120,837
NiSource Inc.	17,515	742,986
NorthWestern Corp.	1,562	88,378
PG&E Corp.	26,357	1,403,247
Public Service Enterprise Group Inc.	28,074	1,162,544
SCANA Corp.	7,909	477,704
Sempra Energy	12,823	1,427,969
TECO Energy Inc.	13,022	266,821
Vectren Corp.	2,167	100,180
Wisconsin Energy Corp.	12,512	659,883
		13,325,861

Office REITs—0.1%
Alexandria Real Estate Equities Inc.	1,898	168,428
BioMed Realty Trust Inc.	5,207	112,159
Boston Properties Inc.	8,494	1,093,093
Coresite Realty Corp.	722	28,194
Corporate Office Properties Trust	2,443	69,308
CyrusOne Inc.	1,116	30,746
DuPont Fabros Technology Inc.	2,156	71,665
Franklin Street Properties Corp.	2,948	36,172
Government Properties Income Trust	2,275	52,348
Gramercy Property Trust Inc.	6,072	41,897
Highwoods Properties Inc.	5,429	240,396
Hudson Pacific Properties Inc.	1,831	55,040
Kilroy Realty Corp.	2,213	152,852
Mack-Cali Realty Corp.	5,183	98,788
New York REIT Inc.	5,374	56,911
Parkway Properties Inc.	2,567	47,207
QTS Realty Trust Inc., Class A	423	14,314
SL Green Realty Corp.	2,544	302,787
		2,672,305

Office Services & Supplies—0.0% *
ACCO Brands Corp.	3,787	34,121	(a)
ARC Document Solutions Inc.	1,419	14,502	(a)
Herman Miller Inc.	3,547	104,388
HNI Corp.	2,676	136,637
Interface Inc.	2,223	36,613
Kimball International Inc., Class B	1,171	10,679
Knoll Inc.	1,620	34,295
MSA Safety Inc.	1,815	96,358
NL Industries Inc.	176	1,514
Pitney Bowes Inc.	11,135	271,360
Steelcase Inc., Class A	2,763	49,596
United Stationers Inc.	1,316	55,483
West Corp.	1,289	42,537
		888,083

Oil & Gas Drilling—0.1%
Atwood Oceanics Inc.	1,572	44,598	(a)
Diamond Offshore Drilling Inc.	3,723	136,671
Ensco PLC, Class A	13,000	389,350
Helmerich & Payne Inc.	6,006	404,924
Hercules Offshore Inc.	5,483	5,483	(a)
Independence Contract Drilling Inc.	240	1,253	(a)
Nabors Industries Ltd.	16,241	210,808
Parker Drilling Co.	4,128	12,673	(a)
Patterson-UTI Energy Inc.	3,839	63,689
Pioneer Energy Services Corp.	2,118	11,734	(a)
Rowan Companies PLC, Class A	3,271	76,280
Unit Corp.	1,209	41,227	(a)
Vantage Drilling Co.	7,347	3,591	(a)
		1,402,281

Oil & Gas Equipment & Services—0.5%
Aspen Aerogels Inc.	112	894	(a)
Baker Hughes Inc.	24,004	1,345,904
Basic Energy Services Inc.	1,093	7,662	(a)

Bristow Group Inc.	1,174	77,237
C&J Energy Services Inc.	1,576	20,819	(a)
Cameron International Corp.	10,954	547,152	(a)
CARBO Ceramics Inc.	1,203	48,180
Dawson Geophysical Co.	279	3,412
Dresser-Rand Group Inc.	2,026	165,727	(a)
Dril-Quip Inc.	1,035	79,416	(a)
Era Group Inc.	675	14,276	(a)
Exterran Holdings Inc.	1,932	62,945
FMC Technologies Inc.	12,974	607,702	(a)
FMSA Holdings Inc.	724	5,010	(a)
Forum Energy Technologies Inc.	2,015	41,771	(a)
Geospace Technologies Corp.	445	11,793	(a)
Glori Energy Inc.	411	1,718	(a)
Gulf Island Fabrication Inc.	491	9,520
Gulfmark Offshore Inc., Class A	927	22,637
Halliburton Co.	47,015	1,849,100
Helix Energy Solutions Group Inc.	6,079	131,914	(a)
Hornbeck Offshore Services Inc.	1,183	29,540	(a)
ION Geophysical Corp.	4,477	12,312	(a)
Key Energy Services Inc.	4,536	7,575	(a)
Matrix Service Co.	880	19,642	(a)
McDermott International Inc.	7,807	22,718	(a)
Mitcham Industries Inc.	430	2,550	(a)
National Oilwell Varco Inc.	23,887	1,565,315
Natural Gas Services Group Inc.	442	10,184	(a)
Newpark Resources Inc.	2,775	26,473	(a)
Nuverra Environmental Solutions Inc.	520	2,886	(a)
Oceaneering International Inc.	2,768	162,786
Oil States International Inc.	1,398	68,362	(a)
PHI Inc.	413	15,446	(a)
Profire Energy Inc.	449	1,024	(a)
RigNet Inc.	409	16,781	(a)
Schlumberger Ltd.	71,387	6,097,164
SEACOR Holdings Inc.	614	45,319	(a)
Superior Energy Services Inc.	4,009	80,781
Tesco Corp.	1,189	15,243
TETRA Technologies Inc.	2,720	18,170	(a)
Tidewater Inc.	1,302	42,198
U.S. Silica Holdings Inc.	1,808	46,448
Willbros Group Inc.	1,326	8,314	(a)
		13,372,020

Oil & Gas Exploration & Production—0.8%
Abraxas Petroleum Corp.	3,097	9,105	(a)
American Eagle Energy Corp.	1,036	645	(a)
Anadarko Petroleum Corp.	28,096	2,317,920
Apache Corp.	20,886	1,308,926
Apco Oil and Gas International Inc.	216	3,030	(a)
Approach Resources Inc.	1,352	8,639	(a)
Bill Barrett Corp.	1,702	19,386	(a)
Bonanza Creek Energy Inc.	1,113	26,712	(a)
BPZ Resources Inc.	4,022	1,162	(a)
Cabot Oil & Gas Corp.	22,914	678,484
California Resources Corp.	8,018	44,179	(a)
Callon Petroleum Co.	1,815	9,892	(a)
Carrizo Oil & Gas Inc.	1,516	63,066	(a)

Chesapeake Energy Corp.	28,782	563,264
Cimarex Energy Co.	4,841	513,146
Clayton Williams Energy Inc.	196	12,505	(a)
Comstock Resources Inc.	1,651	11,243
ConocoPhillips	68,287	4,715,900
Contango Oil & Gas Co.	596	17,427	(a)
Denbury Resources Inc.	19,387	157,616
Devon Energy Corp.	21,334	1,305,854
Diamondback Energy Inc.	1,404	83,931	(a)
Eclipse Resources Corp.	1,005	7,065	(a)
Emerald Oil Inc.	2,032	2,438	(a)
Energen Corp.	1,923	122,610
Energy XXI Ltd.	3,238	10,556
EOG Resources Inc.	30,402	2,799,112
EQT Corp.	8,405	636,258
Evolution Petroleum Corp.	693	5,149
EXCO Resources Inc.	5,247	11,386
FX Energy Inc.	1,948	3,019	(a)
Gastar Exploration Inc.	2,312	5,572	(a)
Goodrich Petroleum Corp.	1,200	5,328	(a)
Gulfport Energy Corp.	2,246	93,748	(a)
Halcon Resources Corp.	8,541	15,203	(a)
Harvest Natural Resources Inc.	1,429	2,586	(a)
Isramco Inc.	25	3,450	(a)
Jones Energy Inc., Class A	378	4,313	(a)
Magnum Hunter Resources Corp.	6,532	20,510	(a)
Marathon Oil Corp.	37,442	1,059,234
Matador Resources Co.	2,485	50,272	(a)
Midstates Petroleum Company Inc.	1,273	1,922	(a)
Miller Energy Resources Inc.	1,114	1,393	(a)
Murphy Oil Corp.	9,257	467,664
Newfield Exploration Co.	7,550	204,756	(a)
Noble Energy Inc.	19,993	948,268
Northern Oil and Gas Inc.	2,109	11,916	(a)
Panhandle Oil and Gas Inc., Class A	474	11,035
Parsley Energy Inc., Class A	1,804	28,792	(a)
PDC Energy Inc.	1,208	49,854	(a)
Penn Virginia Corp.	2,260	15,097	(a)
PetroQuest Energy Inc.	2,084	7,794	(a)
Pioneer Natural Resources Co.	8,261	1,229,650
QEP Resources Inc.	9,149	184,993
Quicksilver Resources Inc.	4,291	850	(a)
Range Resources Corp.	9,360	500,292
Resolute Energy Corp.	2,671	3,526	(a)
Rex Energy Corp.	1,681	8,573	(a)
Ring Energy Inc.	691	7,256	(a)
Rosetta Resources Inc.	3,688	82,279	(a)
RSP Permian Inc.	757	19,031	(a)
Sanchez Energy Corp.	1,737	16,137	(a)
SM Energy Co.	1,770	68,287
Southwestern Energy Co.	19,591	534,638	(a)
Stone Energy Corp.	1,859	31,380	(a)
Swift Energy Co.	1,484	6,010	(a)
Synergy Resources Corp.	2,190	27,463	(a)
TransAtlantic Petroleum Ltd.	764	4,118	(a)
Triangle Petroleum Corp.	2,100	10,038	(a)

VAALCO Energy Inc.	1,729	7,884	(a)
W&T Offshore Inc.	1,206	8,852
Warren Resources Inc.	2,614	4,209	(a)
WPX Energy Inc.	5,331	62,000	(a)
		21,295,798

Oil & Gas Refining & Marketing—0.2%
Adams Resources & Energy Inc.	80	3,996
Alon USA Energy Inc.	855	10,833
Amyris Inc.	965	1,988	(a)
Clean Energy Fuels Corp.	2,257	11,274	(a)
Delek US Holdings Inc.	2,010	54,833
Green Plains Inc.	1,258	31,173
HollyFrontier Corp.	5,159	193,359
Marathon Petroleum Corp.	15,544	1,403,001
Pacific Ethanol Inc.	793	8,192	(a)
Phillips 66	30,707	2,201,692
Renewable Energy Group Inc.	1,219	11,836	(a)
REX American Resources Corp.	216	13,386	(a)
Tesoro Corp.	7,004	520,747
Valero Energy Corp.	28,917	1,431,391
Vertex Energy Inc.	440	1,844	(a)
Western Refining Inc.	3,723	140,655
World Fuel Services Corp.	1,899	89,120
		6,129,320

Oil & Gas Storage & Transportation—0.3%
Dorian LPG Ltd.	252	3,500	(a)
Frontline Ltd.	2,280	5,723	(a)
GasLog Ltd.	1,413	28,755
Kinder Morgan Inc.	94,262	3,988,225
Nordic American Tankers Ltd.	2,892	29,122
ONEOK Inc.	11,551	575,124
Scorpio Tankers Inc.	5,390	46,839
SemGroup Corp., Class A	1,439	98,413
Ship Finance International Ltd.	2,005	28,311
Spectra Energy Corp.	37,225	1,351,268
Teekay Tankers Ltd., Class A	2,173	10,995
The Williams Companies Inc.	37,320	1,677,161
		7,843,436

Other Diversified Financial Services—0.0% *
Tiptree Financial Inc., Class A	241	1,952	(a)

Packaged Foods & Meats—0.6%
B&G Foods Inc.	1,809	54,089
Boulder Brands Inc.	2,029	22,441	(a)
Cal-Maine Foods Inc.	1,040	40,591
Calavo Growers Inc.	474	22,420
Campbell Soup Co.	9,939	437,316
Chiquita Brands International Inc.	1,536	22,211	(a)
ConAgra Foods Inc.	23,569	855,083
Dean Foods Co.	5,589	108,315
Diamond Foods Inc.	713	20,128	(a)
Farmer Bros Co.	252	7,421	(a)
Flowers Foods Inc.	4,899	94,012
Freshpet Inc.	370	6,312	(a)
General Mills Inc.	33,494	1,786,235

Hormel Foods Corp.	7,455	388,406
Inventure Foods Inc.	493	6,281	(a)
J&J Snack Foods Corp.	504	54,820
John B Sanfilippo & Son Inc.	274	12,467
Kellogg Co.	13,985	915,178
Keurig Green Mountain Inc.	6,741	892,475
Kraft Foods Group Inc.	32,666	2,046,852
Lancaster Colony Corp.	1,134	106,188
Lifeway Foods Inc.	157	2,909	(a)
McCormick & Company Inc.	7,165	532,359
Mead Johnson Nutrition Co.	11,208	1,126,852
Mondelez International Inc., Class A	93,196	3,385,345
Omega Protein Corp.	717	7,579	(a)
Post Holdings Inc.	2,649	110,967	(a)
Sanderson Farms Inc.	772	64,867
Seaboard Corp.	9	37,782	(a)
Seneca Foods Corp., Class A	273	7,379	(a)
Snyder’s-Lance Inc.	1,602	48,941
The Hain Celestial Group Inc.	2,666	155,401	(a)
The Hershey Co.	8,210	853,265
The JM Smucker Co.	5,649	570,436
The WhiteWave Foods Co., Class A	4,604	161,094	(a)
Tootsie Roll Industries Inc.	1,183	36,259
TreeHouse Foods Inc.	2,531	216,476	(a)
Tyson Foods Inc., Class A	16,257	651,743
		15,868,895

Paper Packaging—0.1%
Avery Dennison Corp.	5,055	262,253
Bemis Company Inc.	2,624	118,631
Graphic Packaging Holding Co.	10,948	149,112	(a)
MeadWestvaco Corp.	9,250	410,608
Packaging Corporation of America	2,598	202,774
Rock-Tenn Co., Class A	3,691	225,077
Sealed Air Corp.	11,715	497,068
Sonoco Products Co.	2,673	116,810
UFP Technologies Inc.	197	4,843	(a)
		1,987,176

Paper Products—0.1%
Clearwater Paper Corp.	689	47,231	(a)
Domtar Corp.	1,708	68,696
International Paper Co.	23,501	1,259,183
KapStone Paper and Packaging Corp.	2,833	83,035
Neenah Paper Inc.	566	34,113
PH Glatfelter Co.	1,428	36,514
Resolute Forest Products Inc.	2,121	37,351	(a)
Schweitzer-Mauduit International Inc.	1,022	43,230
Wausau Paper Corp.	1,464	16,646
		1,625,999

Personal Products—0.0% *
Avon Products Inc.	24,117	226,459
Elizabeth Arden Inc.	825	17,647	(a)
IGI Laboratories Inc.	1,088	9,574	(a)
Inter Parfums Inc.	579	15,893
Medifast Inc.	391	13,118	(a)
Nature’s Sunshine Products Inc.	313	4,639

Nutraceutical International Corp.	300	6,468	(a)
Revlon Inc., Class A	390	13,322	(a)
Synutra International Inc.	640	3,891	(a)
The Estee Lauder Companies Inc., Class A	12,426	946,861
The Female Health Co.	853	3,344
USANA Health Sciences Inc.	193	19,800	(a)
		1,281,016

Pharmaceuticals—2.3%
AbbVie Inc.	88,389	5,784,176
AcelRx Pharmaceuticals Inc.	849	5,714	(a)
Achaogen Inc.	231	3,015	(a)
Actavis PLC	14,705	3,785,214	(a)
Aerie Pharmaceuticals Inc.	359	10,479	(a)
Akorn Inc.	2,081	75,332	(a)
Alimera Sciences Inc.	895	4,958	(a)
Allergan Inc.	16,526	3,513,262
Amphastar Pharmaceuticals Inc.	254	2,949	(a)
Ampio Pharmaceuticals Inc.	1,402	4,809	(a)
ANI Pharmaceuticals Inc.	236	13,308	(a)
Aratana Therapeutics Inc.	933	16,626	(a)
Auxilium Pharmaceuticals Inc.	1,685	57,939	(a)
AVANIR Pharmaceuticals Inc.	6,481	109,853	(a)
Bio-Path Holdings Inc.	2,492	6,629	(a)
BioDelivery Sciences International Inc.	1,401	16,840	(a)
Bristol-Myers Squibb Co.	92,023	5,432,118
Catalent Inc.	1,654	46,114	(a)
Cempra Inc.	812	19,090	(a)
Corcept Therapeutics Inc.	1,641	4,923	(a)
Depomed Inc.	1,960	31,576	(a)
Dermira Inc.	227	4,111	(a)
Egalet Corp.	175	996	(a)
Eli Lilly & Co.	54,357	3,750,089
Endocyte Inc.	1,309	8,234	(a)
Furiex Pharmaceuticals Inc.	244	2,440	(a,d)
Horizon Pharma PLC	2,141	27,597	(a)
Hospira Inc.	9,387	574,954	(a)
Impax Laboratories Inc.	2,358	74,701	(a)
Intersect ENT Inc.	165	3,061	(a)
Intra-Cellular Therapies Inc.	583	10,290	(a)
Johnson & Johnson	155,284	16,238,048
Lannett Company Inc.	864	37,048	(a)
Mallinckrodt PLC	6,451	638,843	(a)
Merck & Company Inc.	158,156	8,981,679
Mylan Inc.	20,764	1,170,467	(a)
Nektar Therapeutics	4,277	66,293	(a)
Omeros Corp.	1,119	27,729	(a)
Pacira Pharmaceuticals Inc.	1,189	105,417	(a)
Pain Therapeutics Inc.	1,283	2,604
Pernix Therapeutics Holdings Inc.	1,141	10,714	(a)
Perrigo Company PLC	7,809	1,305,352
Pfizer Inc.	349,536	10,888,046
Phibro Animal Health Corp., Class A	500	15,775
POZEN Inc.	884	7,072
Prestige Brands Holdings Inc.	1,738	60,343	(a)
Relypsa Inc.	580	17,864	(a)
Repros Therapeutics Inc.	828	8,255	(a)

Revance Therapeutics Inc.	288	4,879	(a)
Sagent Pharmaceuticals Inc.	751	18,858	(a)
Salix Pharmaceuticals Ltd.	1,683	193,444	(a)
SciClone Pharmaceuticals Inc.	1,782	15,610	(a)
Sucampo Pharmaceuticals Inc., Class A	578	8,254	(a)
Supernus Pharmaceuticals Inc.	1,002	8,317	(a)
Tetraphase Pharmaceuticals Inc.	861	34,190	(a)
The Medicines Co.	2,189	60,570	(a)
TherapeuticsMD Inc.	3,641	16,202	(a)
Theravance Inc.	2,716	38,431
VIVUS Inc.	3,112	8,963	(a)
XenoPort Inc.	1,862	16,330	(a)
Zoetis Inc.	27,812	1,196,750
Zogenix Inc.	4,216	5,776	(a)
ZS Pharma Inc.	216	8,979	(a)
		64,618,499

Precious Metals & Minerals—0.0% *
Stillwater Mining Co.	3,963	58,415	(a)

Property & Casualty Insurance—0.4%
ACE Ltd.	18,404	2,114,252
Ambac Financial Group Inc.	1,512	37,044	(a)
AMERISAFE Inc.	636	26,941
AmtTust Financial Services Inc.	1,012	56,925
Argo Group International Holdings Ltd.	883	48,980
Aspen Insurance Holdings Ltd.	1,640	71,783
Atlas Financial Holdings Inc.	397	6,479	(a)
Baldwin & Lyons Inc., Class B	306	7,889
Cincinnati Financial Corp.	8,164	423,140
Donegal Group Inc., Class A	272	4,347
EMC Insurance Group Inc.	166	5,886
Employers Holdings Inc.	1,068	25,109
Federated National Holding Co.	445	10,751
First American Financial Corp.	6,372	216,011
Global Indemnity PLC	281	7,972	(a)
Hallmark Financial Services Inc.	511	6,178	(a)
HCI Group Inc.	300	12,972
Heritage Insurance Holdings Inc.	230	4,469	(a)
Infinity Property & Casualty Corp.	381	29,436
Meadowbrook Insurance Group Inc.	1,730	14,636
Mercury General Corp.	953	54,006
National Interstate Corp.	225	6,705
Old Republic International Corp.	6,372	93,222
OneBeacon Insurance Group Ltd., Class A	783	12,685
RLI Corp.	1,446	71,432
Safety Insurance Group Inc.	424	27,140
Selective Insurance Group Inc.	1,875	50,944
State Auto Financial Corp.	519	11,532
State National Companies Inc.	780	9,344
Stewart Information Services Corp.	714	26,447
The Allstate Corp.	23,269	1,634,647
The Chubb Corp.	13,082	1,353,595
The Hanover Insurance Group Inc.	1,157	82,517
The Navigators Group Inc.	357	26,182	(a)
The Progressive Corp.	29,675	800,928
The Travelers Companies Inc.	18,385	1,946,052

United Fire Group Inc.	698	20,752
United Insurance Holdings Corp.	569	12,490
Universal Insurance Holdings Inc.	1,070	21,881
WR Berkley Corp.	2,680	137,377
XL Group PLC	14,317	492,075
		10,023,153

Publishing—0.1%
AH Belo Corp., Class A	652	6,768
Daily Journal Corp.	37	9,731	(a)
Dex Media Inc.	515	4,620	(a)
Gannett Company Inc.	12,529	400,051
Global Sources Ltd.	575	3,657	(a)
John Wiley & Sons Inc., Class A	1,233	73,043
Lee Enterprises Inc.	1,832	6,742	(a)
Martha Stewart Living Omnimedia Inc., Class A	1,069	4,607	(a)
Meredith Corp.	2,166	117,657
New Media Investment Group Inc.	1,196	28,261
News Corp., Class A	27,678	434,268	(a)
Scholastic Corp.	885	32,232
The EW Scripps Co., Class A	1,066	23,825	(a)
The McClatchy Co., Class A	2,117	7,028	(a)
The New York Times Co., Class A	8,072	106,712
Time Inc.	6,515	160,334
		1,419,536

Railroads—0.4%
CSX Corp.	55,222	2,000,693
Genesee & Wyoming Inc., Class A	1,355	121,841	(a)
Kansas City Southern	6,123	747,190
Norfolk Southern Corp.	17,167	1,881,675
Union Pacific Corp.	49,324	5,875,968
		10,627,367

Real Estate Development—0.0% *
AV Homes Inc.	379	5,522	(a)
Forestar Group Inc.	1,197	18,434	(a)
		23,956

Real Estate Services—0.0% *
CBRE Group Inc., Class A	15,513	531,320	(a)
Jones Lang LaSalle Inc.	1,185	177,667
Kennedy-Wilson Holdings Inc.	2,432	61,530
Marcus & Millichap Inc.	274	9,111	(a)
RE/MAX Holdings Inc., Class A	370	12,672
		792,300

Regional Banks—0.6%
1st Source Corp.	508	17,429
American National Bankshares Inc.	261	6,475
Ameris Bancorp.	867	22,230
Ames National Corp.	293	7,600
Arrow Financial Corp.	334	9,182
Associated Banc-Corp.	4,006	74,632
Banc of California Inc.	1,007	11,550
BancFirst Corp.	241	15,277
BancorpSouth Inc.	5,479	123,332
Bank of Hawaii Corp.	1,163	68,978

Bank of Marin Bancorp.	206	10,834
Bank of the Ozarks Inc.	2,681	101,663
Banner Corp.	668	28,737
BB&T Corp.	39,960	1,554,044
BBCN Bancorp Inc.	2,654	38,164
Blue Hills Bancorp Inc.	929	12,616	(a)
BNC Bancorp	675	11,617
Boston Private Financial Holdings Inc.	2,691	36,248
Bridge Bancorp Inc.	375	10,031
Bridge Capital Holdings	289	6,468	(a)
Bryn Mawr Bank Corp.	480	15,024
C1 Financial Inc.	110	2,012	(a)
Camden National Corp.	243	9,681
Capital Bank Financial Corp., Class A	748	20,046	(a)
Capital City Bank Group Inc.	345	5,361
Cardinal Financial Corp.	1,101	21,833
Cascade Bancorp	1,153	5,984	(a)
Cathay General Bancorp.	4,638	118,686
Centerstate Banks Inc.	1,210	14,411
Central Pacific Financial Corp.	553	11,889
Century Bancorp Inc., Class A	118	4,727
Chemical Financial Corp.	1,086	33,275
Citizens & Northern Corp.	458	9,467
City Holding Co.	539	25,080
City National Corp.	1,270	102,629
CNB Financial Corp.	508	9,398
CoBiz Financial Inc.	1,131	14,850
Columbia Banking System Inc.	1,884	52,017
Commerce Bancshares Inc.	2,174	94,547
Community Bank System Inc.	1,374	52,391
Community Trust Bancorp Inc.	542	19,843
CommunityOne Bancorp	379	4,340	(a)
ConnectOne Bancorp Inc.	718	13,642
CU Bancorp	321	6,962	(a)
Cullen/Frost Bankers Inc.	1,454	102,711
Customers Bancorp Inc.	875	17,027	(a)
CVB Financial Corp.	3,570	57,191
Eagle Bancorp Inc.	869	30,867	(a)
East West Bancorp Inc.	3,794	146,866
Enterprise Bancorp Inc.	268	6,767
Enterprise Financial Services Corp.	627	12,371
FCB Financial Holdings Inc., Class A	258	6,357	(a)
Fidelity Southern Corp.	562	9,054
Fifth Third Bancorp	45,715	931,443
Financial Institutions Inc.	450	11,317
First BanCorp	629	11,618
First Bancorp Inc.	362	6,549
First Busey Corp.	2,474	16,106
First Business Financial Services Inc.	132	6,324
First Citizens BancShares Inc., Class A	254	64,209
First Commonwealth Financial Corp.	3,127	28,831
First Community Bancshares Inc.	575	9,470
First Connecticut Bancorp Inc.	570	9,302
First Financial Bancorp.	1,924	35,767
First Financial Bankshares Inc.	2,124	63,465
First Financial Corp.	408	14,533

First Horizon National Corp.	6,230	84,603
First Interstate Bancsystem Inc., Class A	572	15,913
First Merchants Corp.	1,206	27,436
First Midwest Bancorp Inc.	2,515	43,032
First NBC Bank Holding Co.	509	17,917	(a)
First Niagara Financial Group Inc.	9,298	78,382
FirstMerit Corp.	9,901	187,030
Flushing Financial Corp.	1,041	21,101
FNB Corp.	5,817	77,482
Fulton Financial Corp.	4,849	59,934
German American Bancorp Inc.	421	12,849
Glacier Bancorp Inc.	2,510	69,703
Great Southern Bancorp Inc.	342	13,567
Great Western Bancorp Inc.	594	13,537	(a)
Green Bancorp Inc.	74	891	(a)
Guaranty Bancorp	402	5,805
Hampton Roads Bankshares Inc.	1,498	2,517	(a)
Hancock Holding Co.	4,918	150,983
Hanmi Financial Corp.	1,091	23,795
Heartland Financial USA Inc.	525	14,227
Heritage Commerce Corp.	680	6,004
Heritage Financial Corp.	1,050	18,427
Heritage Oaks Bancorp	799	6,704
Hilltop Holdings Inc.	2,273	45,346	(a)
Home BancShares Inc.	1,829	58,821
HomeTrust Bancshares Inc.	722	12,028	(a)
Horizon Bancorp	324	8,469
Hudson Valley Holding Corp.	516	14,015
Huntington Bancshares Inc.	45,186	475,357
Iberiabank Corp.	1,045	67,768
Independent Bank Corp.	802	34,334
Independent Bank Corp.	663	8,652
Independent Bank Group Inc.	313	12,226
International Bancshares Corp.	3,357	89,095
Investors Bancorp Inc.	11,991	134,599
KeyCorp	48,063	668,076
Lakeland Bancorp Inc.	1,341	15,690
Lakeland Financial Corp.	571	24,821
LegacyTexas Financial Group Inc.	1,340	31,959
M&T Bank Corp.	7,329	920,669
Macatawa Bank Corp.	964	5,244
MainSource Financial Group Inc.	690	14,435
MB Financial Inc.	2,234	73,409
Mercantile Bank Corp.	570	11,981
Merchants Bancshares Inc.	189	5,789
Metro Bancorp Inc.	487	12,623	(a)
MidSouth Bancorp Inc.	277	4,803
MidWestOne Financial Group Inc.	254	7,318
National Bank Holdings Corp., Class A	1,197	23,234
National Bankshares Inc.	258	7,841
National Penn Bancshares Inc.	4,065	42,784
NBT Bancorp Inc.	1,458	38,302
NewBridge Bancorp	1,135	9,886	(a)
Northrim BanCorp Inc.	232	6,088
OFG Bancorp	1,557	25,924
Old Line Bancshares Inc.	272	4,303

Old National Bancorp	3,822	56,871
Opus Bank	165	4,681	(a)
Pacific Continental Corp.	618	8,763
Pacific Premier Bancorp Inc.	589	10,207	(a)
PacWest Bancorp	2,543	115,605
Palmetto Bancshares Inc.	176	2,939
Park National Corp.	422	37,339
Park Sterling Corp.	1,493	10,974
Peapack Gladstone Financial Corp.	407	7,554
Penns Woods Bancorp Inc.	165	8,128
Peoples Bancorp Inc.	427	11,072
Peoples Financial Services Corp.	254	12,619
Pinnacle Financial Partners Inc.	1,201	47,488
Preferred Bank	406	11,323
PrivateBancorp Inc.	2,384	79,626
Prosperity Bancshares Inc.	3,903	216,070
Regions Financial Corp.	76,365	806,414
Renasant Corp.	1,032	29,856
Republic Bancorp Inc., Class A	326	8,059
Republic First Bancorp Inc.	1,041	3,904	(a)
S&T Bancorp Inc.	968	28,856
Sandy Spring Bancorp Inc.	856	22,324
Seacoast Banking Corporation of Florida	645	8,869	(a)
ServisFirst Bancshares Inc.	60	1,977
Sierra Bancorp	404	7,094
Signature Bank	1,331	167,653	(a)
Simmons First National Corp., Class A	557	22,642
South State Corp.	813	54,536
Southside Bancshares Inc.	823	23,793
Southwest Bancorp. Inc.	691	11,996
State Bank Financial Corp.	1,034	20,659
Sterling Bancorp	2,812	40,437
Stock Yards Bancorp Inc.	490	16,337
Stonegate Bank	334	9,893
Suffolk Bancorp	358	8,130
Sun Bancorp Inc.	284	5,510	(a)
SunTrust Banks Inc.	28,929	1,212,125
Susquehanna Bancshares Inc.	6,221	83,548
SVB Financial Group	1,343	155,882	(a)
Synovus Financial Corp.	3,599	97,497
Talmer Bancorp Inc., Class A	572	8,031
TCF Financial Corp.	4,383	69,646
Texas Capital Bancshares Inc.	1,524	82,799	(a)
The Bancorp Inc.	1,017	11,075	(a)
The Bank of Kentucky Financial Corp.	209	10,088
The First of Long Island Corp.	435	12,341
The PNC Financial Services Group Inc.	29,192	2,663,186
Tompkins Financial Corp.	495	27,373
Towne Bank	995	15,044
Trico Bancshares	713	17,611
Tristate Capital Holdings Inc.	736	7,537	(a)
Triumph Bancorp Inc.	182	2,466	(a)
Trustmark Corp.	4,021	98,675
UMB Financial Corp.	1,254	71,340
Umpqua Holdings Corp.	11,296	192,145
Union Bankshares Corp.	1,521	36,626
United Bankshares Inc.	2,295	85,948

United Community Banks Inc.	1,629	30,853
Univest Corporation of Pennsylvania	557	11,274
Valley National Bancorp	13,443	130,532
Washington Trust Bancorp Inc.	494	19,849
Webster Financial Corp.	5,381	175,044
WesBanco Inc.	898	31,250
West Bancorporation Inc.	511	8,697
Westamerica Bancorporation	886	43,432
Western Alliance Bancorp	2,553	70,973	(a)
Wilshire Bancorp Inc.	2,398	24,292
Wintrust Financial Corp.	1,551	72,525
Yadkin Financial Corp.	681	13,382	(a)
Zions Bancorporation	11,243	320,538
		16,154,897

Reinsurance—0.0% *
Alleghany Corp.	424	196,524	(a)
Enstar Group Ltd.	288	44,032	(a)
Everest Re Group Ltd.	1,194	203,338
Greenlight Capital Re Ltd., Class A	942	30,756	(a)
Maiden Holdings Ltd.	1,606	20,541
Montpelier Re Holdings Ltd.	1,223	43,808
Platinum Underwriters Holdings Ltd.	827	60,718
Reinsurance Group of America Inc.	1,814	158,943
		758,660

Renewable Electricity—0.0% *
Ormat Technologies Inc.	607	16,498
Pattern Energy Group Inc.	1,319	32,527
TerraForm Power Inc., Class A	769	23,747
Vivint Solar Inc.	610	5,624	(a)
		78,396

Research & Consulting Services—0.1%
Acacia Research Corp.	1,705	28,883
CBIZ Inc.	1,403	12,010	(a)
CRA International Inc.	333	10,097	(a)
Equifax Inc.	6,690	541,020
Exponent Inc.	438	36,135
Franklin Covey Co.	372	7,202	(a)
FTI Consulting Inc.	2,445	94,450	(a)
Hill International Inc.	1,027	3,944	(a)
Huron Consulting Group Inc.	797	54,507	(a)
ICF International Inc.	659	27,006	(a)
Mistras Group Inc.	559	10,246	(a)
Navigant Consulting Inc.	1,699	26,114	(a)
Nielsen N.V.	17,970	803,798
Pendrell Corp.	5,867	8,096	(a)
Resources Connection Inc.	1,334	21,944
RPX Corp.	1,814	24,997	(a)
The Advisory Board Co.	1,238	60,637	(a)
The Corporate Executive Board Co.	2,027	147,018
The Dun & Bradstreet Corp.	1,975	238,896
VSE Corp.	141	9,292
		2,166,292

Residential REITs—0.2%
American Campus Communities Inc.	2,783	115,105
American Residential Properties Inc.	1,095	19,239	(a)
Apartment Investment & Management Co., Class A	8,112	301,361

Associated Estates Realty Corp.	1,956	45,399
AvalonBay Communities Inc.	7,324	1,196,668
Camden Property Trust	2,278	168,207
Campus Crest Communities Inc.	2,233	16,323
Education Realty Trust Inc.	1,327	48,555
Equity Residential	20,103	1,444,199
Essex Property Trust Inc.	3,547	732,810
Home Properties Inc.	1,517	99,515
Mid-America Apartment Communities Inc.	1,989	148,539
Silver Bay Realty Trust Corp.	1,146	18,978
Starwood Waypoint Residential Trust	1,344	35,441
Sun Communities Inc.	1,621	98,006
Trade Street Residential Inc.	624	4,799
UDR Inc.	6,729	207,388
UMH Properties Inc.	607	5,797
		4,706,329

Restaurants—0.5%
Biglari Holdings Inc.	58	23,172	(a)
BJ’s Restaurants Inc.	722	36,252	(a)
Bloomin’ Brands Inc.	2,595	64,252	(a)
Bob Evans Farms Inc.	830	42,479
Bravo Brio Restaurant Group Inc.	626	8,708	(a)
Brinker International Inc.	1,675	98,306
Buffalo Wild Wings Inc.	631	113,820	(a)
Carrols Restaurant Group Inc.	1,137	8,675	(a)
Chipotle Mexican Grill Inc.	1,721	1,178,042	(a)
Chuy’s Holdings Inc.	558	10,976	(a)
Cracker Barrel Old Country Store Inc.	639	89,946
Darden Restaurants Inc.	7,359	431,458
Dave & Buster’s Entertainment Inc.	208	5,678	(a)
Del Frisco’s Restaurant Group Inc.	812	19,277	(a)
Denny’s Corp.	2,889	29,786	(a)
DineEquity Inc.	562	58,246
Domino’s Pizza Inc.	1,448	136,358
El Pollo Loco Holdings Inc.	269	5,372	(a)
Famous Dave’s of America Inc.	160	4,203	(a)
Fiesta Restaurant Group Inc.	905	55,024	(a)
Ignite Restaurant Group Inc.	280	2,204	(a)
Jack in the Box Inc.	1,338	106,986
Jamba Inc.	547	8,254	(a)
Krispy Kreme Doughnuts Inc.	2,192	43,270	(a)
McDonald’s Corp.	53,990	5,058,863
Nathan’s Famous Inc.	101	8,080	(a)
Noodles & Co.	372	9,802	(a)
Panera Bread Co., Class A	675	117,990	(a)
Papa John’s International Inc.	1,016	56,693
Papa Murphy’s Holdings Inc.	196	2,277	(a)
Popeyes Louisiana Kitchen Inc.	799	44,960	(a)
Potbelly Corp.	513	6,602	(a)
Red Robin Gourmet Burgers Inc.	473	36,409	(a)
Ruby Tuesday Inc.	1,985	13,577	(a)
Ruth’s Hospitality Group Inc.	1,233	18,495
Sonic Corp.	1,839	50,076
Starbucks Corp.	41,513	3,406,142
Texas Roadhouse Inc.	2,340	78,998
The Cheesecake Factory Inc.	2,880	144,893

The Habit Restaurants Inc., Class A	174	5,629	(a)
The Wendy’s Co.	7,228	65,269
Yum! Brands Inc.	24,271	1,768,142
Zoe’s Kitchen Inc.	200	5,982	(a)
		13,479,623

Retail REITs—0.3%
Acadia Realty Trust	2,141	68,576
Agree Realty Corp.	530	16,478
Alexander’s Inc.	73	31,914
AmREIT Inc.	665	17,649
Cedar Realty Trust Inc.	2,733	20,060
Equity One Inc.	4,117	104,407
Excel Trust Inc.	1,935	25,910
Federal Realty Investment Trust	1,796	239,694
General Growth Properties Inc.	34,813	979,290
Getty Realty Corp.	873	15,897
Glimcher Realty Trust	4,913	67,505
Inland Real Estate Corp.	3,060	33,507
Kimco Realty Corp.	22,826	573,846
Kite Realty Group Trust	1,145	32,907
National Retail Properties Inc.	3,465	136,417
Pennsylvania Real Estate Investment Trust	2,302	54,005
Ramco-Gershenson Properties Trust	2,487	46,606
Realty Income Corp.	5,870	280,058
Regency Centers Corp.	2,459	156,835
Retail Opportunity Investments Corp.	2,969	49,850
Rouse Properties Inc.	1,271	23,539
Saul Centers Inc.	334	19,101
Simon Property Group Inc.	17,241	3,139,758
Tanger Factory Outlet Centers Inc.	2,519	93,102
Taubman Centers Inc.	1,663	127,086
The Macerich Co.	7,807	651,182
Urstadt Biddle Properties Inc., Class A	803	17,570
Washington Prime Group Inc.	4,076	70,189
Weingarten Realty Investors	2,955	103,189
		7,196,127

Security & Alarm Services—0.1%
The ADT Corp.	9,666	350,199
The Brink’s Co.	1,598	39,007
Tyco International PLC	23,216	1,018,254
		1,407,460

Semiconductor Equipment—0.1%
Advanced Energy Industries Inc.	1,330	31,521	(a)
Amkor Technology Inc.	2,942	20,888	(a)
Applied Materials Inc.	67,593	1,684,418
Axcelis Technologies Inc.	3,815	9,766	(a)
Brooks Automation Inc.	2,192	27,948
Cabot Microelectronics Corp.	806	38,140	(a)
Cascade Microtech Inc.	438	6,399	(a)
Cohu Inc.	860	10,234
Entegris Inc.	4,584	60,555	(a)
FormFactor Inc.	1,795	15,437	(a)
KLA-Tencor Corp.	9,125	641,670
Lam Research Corp.	8,819	699,700
MKS Instruments Inc.	1,794	65,661
Nanometrics Inc.	820	13,792	(a)

PDF Solutions Inc.	1,050	15,603	(a)
Photronics Inc.	2,120	17,617	(a)
Rubicon Technology Inc.	928	4,241	(a)
Rudolph Technologies Inc.	1,110	11,355	(a)
SunEdison Inc.	6,645	129,644	(a)
Teradyne Inc.	5,687	112,546
Tessera Technologies Inc.	1,758	62,866
Ultra Clean Holdings Inc.	1,012	9,391	(a)
Ultratech Inc.	922	17,112	(a)
Veeco Instruments Inc.	1,339	46,704	(a)
Xcerra Corp.	1,786	16,360	(a)
		3,769,568

Semiconductors—0.8%
Advanced Micro Devices Inc.	16,699	44,586	(a)
Alpha & Omega Semiconductor Ltd.	694	6,142	(a)
Altera Corp.	16,911	624,692
Ambarella Inc.	971	49,249	(a)
Analog Devices Inc.	17,265	958,553
Applied Micro Circuits Corp.	2,717	17,715	(a)
Atmel Corp.	10,995	92,303	(a)
Audience Inc.	476	2,094	(a)
Broadcom Corp., Class A	29,887	1,295,004
Cavium Inc.	1,754	108,432	(a)
CEVA Inc.	699	12,680	(a)
Cirrus Logic Inc.	2,098	49,450	(a)
Cree Inc.	3,154	101,622	(a)
Cypress Semiconductor Corp.	9,193	131,276
Diodes Inc.	1,206	33,249	(a)
DSP Group Inc.	793	8,620	(a)
Entropic Communications Inc.	3,025	7,653	(a)
Exar Corp.	1,330	13,566	(a)
Fairchild Semiconductor International Inc.	7,327	123,680	(a)
First Solar Inc.	4,160	185,515	(a)
Inphi Corp.	1,079	19,940	(a)
Integrated Device Technology Inc.	8,392	164,483	(a)
Integrated Silicon Solution Inc.	1,001	16,587
Intel Corp.	268,227	9,733,958
International Rectifier Corp.	4,273	170,493	(a)
Intersil Corp., Class A	7,728	111,824
IXYS Corp.	834	10,508
Kopin Corp.	2,287	8,279	(a)
Lattice Semiconductor Corp.	3,916	26,981	(a)
Linear Technology Corp.	13,234	603,470
M/A-COM Technology Solutions Holdings Inc.	413	12,919	(a)
MaxLinear Inc., Class A	953	7,062	(a)
Micrel Inc.	1,530	22,200
Microchip Technology Inc.	11,150	502,976
Micron Technology Inc.	59,552	2,084,916	(a)
Microsemi Corp.	3,185	90,390	(a)
Monolithic Power Systems Inc.	1,290	64,165
NVE Corp.	161	11,397	(a)
NVIDIA Corp.	28,647	574,372
OmniVision Technologies Inc.	1,881	48,906	(a)
Pericom Semiconductor Corp.	740	10,020	(a)
PMC-Sierra Inc.	5,825	53,357	(a)
Power Integrations Inc.	995	51,481

QuickLogic Corp.	1,896	5,953	(a)
Rambus Inc.	3,795	42,087	(a)
RF Micro Devices Inc.	24,918	413,390	(a)
Semtech Corp.	4,035	111,245	(a)
Silicon Image Inc.	2,707	14,943	(a)
Silicon Laboratories Inc.	2,466	117,431	(a)
Skyworks Solutions Inc.	5,026	365,440
Spansion Inc., Class A	2,021	69,159	(a)
Synaptics Inc.	1,212	83,434	(a)
Texas Instruments Inc.	58,600	3,133,049
TriQuint Semiconductor Inc.	5,703	157,118	(a)
Vitesse Semiconductor Corp.	1,934	7,311	(a)
Xilinx Inc.	14,672	635,151
		23,422,476

Silver—0.0% *
Coeur Mining Inc.	3,513	17,952	(a)
Hecla Mining Co.	12,175	33,968
		51,920

Soft Drinks—0.7%
Coca-Cola Bottling Company Consolidated	156	13,733
Coca-Cola Enterprises Inc.	12,338	545,586
Dr Pepper Snapple Group Inc.	10,786	773,141
Monster Beverage Corp.	7,998	866,583	(a)
National Beverage Corp.	376	8,505	(a)
PepsiCo Inc.	83,026	7,850,939
The Coca-Cola Co.	218,693	9,233,218
		19,291,705

Specialized Consumer Services—0.0% *
Ascent Capital Group Inc., Class A	446	23,607	(a)
Carriage Services Inc.	550	11,522
Collectors Universe Inc.	231	4,819
H&R Block Inc.	15,266	514,159
Liberty Tax Inc.	136	4,861	(a)
LifeLock Inc.	2,700	49,977	(a)
Regis Corp.	1,490	24,972	(a)
Service Corporation International	5,473	124,237
Sotheby’s	3,657	157,909
Steiner Leisure Ltd.	443	20,471	(a)
Weight Watchers International Inc.	953	23,673	(a)
		960,207

Specialized Finance—0.2%
CBOE Holdings Inc.	2,221	140,856
CME Group Inc.	17,566	1,557,226
Gain Capital Holdings Inc.	784	7,072
Intercontinental Exchange Inc.	6,253	1,371,220
MarketAxess Holdings Inc.	1,257	90,139
Marlin Business Services Corp.	311	6,385
McGraw Hill Financial Inc.	15,062	1,340,217
Moody’s Corp.	10,184	975,729
MSCI Inc.	2,953	140,090
NewStar Financial Inc.	949	12,147	(a)
PHH Corp.	1,672	40,061	(a)
Resource America Inc., Class A	475	4,294
The NASDAQ OMX Group Inc.	6,512	312,316
		5,997,752

Specialized REITs—0.3%
American Tower Corp.	21,995	2,174,206
CatchMark Timber Trust Inc., Class A	612	6,928
CorEnergy Infrastructure Trust Inc.	1,372	8,890
Corrections Corporation of America	3,059	111,164
Crown Castle International Corp.	18,522	1,457,681
CubeSmart	5,464	120,590
EPR Properties	1,939	111,745
Extra Space Storage Inc.	2,914	170,877
Iron Mountain Inc.	10,345	399,938
Lamar Advertising Co., Class A	2,103	112,805
Plum Creek Timber Company Inc.	9,759	417,588
Potlatch Corp.	2,424	101,493
Public Storage	8,049	1,487,858
Rayonier Inc.	3,324	92,872
Sovran Self Storage Inc.	1,118	97,512
The Geo Group Inc.	2,431	98,115
Weyerhaeuser Co.	29,091	1,044,076
		8,014,338

Specialty Chemicals—0.3%
A Schulman Inc.	972	39,395
Advanced Emissions Solutions Inc.	750	17,092	(a)
Albemarle Corp.	2,055	123,567
Ashland Inc.	1,681	201,316
Balchem Corp.	1,023	68,173
Chase Corp.	233	8,386
Chemtura Corp.	2,820	69,739	(a)
Cytec Industries Inc.	1,909	88,138
Ecolab Inc.	14,985	1,566,232
Ferro Corp.	2,394	31,026	(a)
Flotek Industries Inc.	1,796	33,639	(a)
FutureFuel Corp.	728	9,479
HB Fuller Co.	1,677	74,677
Innophos Holdings Inc.	739	43,194
Innospec Inc.	812	34,672
International Flavors & Fragrances Inc.	4,492	455,309
KMG Chemicals Inc.	329	6,580
Kraton Performance Polymers Inc.	1,111	23,098	(a)
Landec Corp.	909	12,553	(a)
Minerals Technologies Inc.	2,053	142,581
NewMarket Corp.	279	112,585
OM Group Inc.	1,097	32,691
OMNOVA Solutions Inc.	1,641	13,358	(a)
PolyOne Corp.	5,535	209,832
PPG Industries Inc.	7,613	1,759,745
Quaker Chemical Corp.	443	40,774
RPM International Inc.	3,528	178,905
Senomyx Inc.	1,459	8,769	(a)
Sensient Technologies Corp.	2,918	176,072
Sigma-Aldrich Corp.	6,607	906,943
Stepan Co.	634	25,411
The Sherwin-Williams Co.	4,527	1,190,782
The Valspar Corp.	2,016	174,344
Zep Inc.	782	11,847
		7,890,904

Specialty Stores—0.1%
Barnes & Noble Inc.	1,375	31,927	(a)
Big 5 Sporting Goods Corp.	609	8,910
Build-A-Bear Workshop Inc.	421	8,462	(a)
Cabela’s Inc.	1,251	65,940	(a)
Dick’s Sporting Goods Inc.	2,586	128,395
Five Below Inc.	1,802	73,576	(a)
Hibbett Sports Inc.	869	42,086	(a)
MarineMax Inc.	832	16,682	(a)
Office Depot Inc.	30,637	262,712	(a)
Outerwall Inc.	629	47,313	(a)
PetSmart Inc.	5,515	448,342
Signet Jewelers Ltd.	2,116	278,402
Sportsman’s Warehouse Holdings Inc.	330	2,416	(a)
Staples Inc.	35,496	643,187
The Container Store Group Inc.	593	11,344	(a)
Tiffany & Co.	6,244	667,234
Tractor Supply Co.	7,542	594,460
Vitamin Shoppe Inc.	1,039	50,475	(a)
West Marine Inc.	577	7,455	(a)
Winmark Corp.	84	7,301
		3,396,619

Steel—0.1%
AK Steel Holding Corp.	6,003	35,658	(a)
Allegheny Technologies Inc.	5,995	208,446
AM Castle & Co.	677	5,402	(a)
Ampco-Pittsburgh Corp.	272	5,236
Carpenter Technology Corp.	1,398	68,851
Cliffs Natural Resources Inc.	3,985	28,453
Commercial Metals Co.	7,047	114,796
Handy & Harman Ltd.	117	5,386	(a)
Haynes International Inc.	421	20,418
Nucor Corp.	17,698	868,087
Olympic Steel Inc.	234	4,161
Reliance Steel & Aluminum Co.	2,066	126,584
Ryerson Holding Corp.	325	3,227	(a)
Schnitzer Steel Industries Inc., Class A	891	20,101
Steel Dynamics Inc.	6,358	125,507
SunCoke Energy Inc.	2,186	42,277
TimkenSteel Corp.	1,002	37,104
United States Steel Corp.	3,848	102,896
Universal Stainless & Alloy Products Inc.	258	6,489	(a)
Walter Energy Inc.	2,338	3,226
Worthington Industries Inc.	3,044	91,594
		1,923,899

Systems Software—1.2%
A10 Networks Inc.	435	1,897	(a)
AVG Technologies N.V.	1,200	23,688	(a)
Barracuda Networks Inc.	273	9,784	(a)
CA Inc.	17,772	541,157
CommVault Systems Inc.	2,705	139,821	(a)
Covisint Corp.	1,259	3,336	(a)
Cyan Inc.	933	2,333	(a)
FleetMatics Group PLC	1,244	44,150	(a)
Fortinet Inc.	3,652	111,970	(a)

Gigamon Inc.	832	14,751	(a)
Imperva Inc.	735	36,331	(a)
Infoblox Inc.	1,775	35,873	(a)
Mavenir Systems Inc.	410	5,560	(a)
Microsoft Corp.	457,281	21,240,703
Oracle Corp.	179,457	8,070,181
Progress Software Corp.	1,709	46,177	(a)
Proofpoint Inc.	1,239	59,757	(a)
Qualys Inc.	664	25,066	(a)
Rally Software Development Corp.	852	9,687	(a)
Red Hat Inc.	10,420	720,439	(a)
Rovi Corp.	2,478	55,978	(a)
Symantec Corp.	38,288	982,279
TeleCommunication Systems Inc., Class A	1,802	5,622	(a)
The Rubicon Project Inc.	270	4,358	(a)
TubeMogul Inc.	89	2,007	(a)
Varonis Systems Inc.	197	6,468	(a)
VASCO Data Security International Inc.	983	27,730	(a)
		32,227,103

Technology Distributors—0.0% *
Agilysys Inc.	521	6,559	(a)
Anixter International Inc.	915	80,941	(a)
Arrow Electronics Inc.	2,554	147,851	(a)
Avnet Inc.	3,608	155,216
Electro Rent Corp.	561	7,877
Ingram Micro Inc., Class A	4,127	114,070	(a)
Insight Enterprises Inc.	1,362	35,262	(a)
PC Connection Inc.	329	8,077
ScanSource Inc.	924	37,108	(a)
Speed Commerce Inc.	1,819	5,621	(a)
SYNNEX Corp.	958	74,877
Tech Data Corp.	1,005	63,546	(a)
		737,005

Technology Hardware, Storage & Peripherals—1.7%
3D Systems Corp.	2,758	90,655	(a)
Apple Inc.	325,358	35,913,016
Cray Inc.	1,371	47,272	(a)
Diebold Inc.	1,697	58,784
Dot Hill Systems Corp.	2,056	9,087	(a)
Eastman Kodak Co.	608	13,200	(a)
Electronics for Imaging Inc.	1,570	67,243	(a)
EMC Corp.	112,890	3,357,349
Hewlett-Packard Co.	103,534	4,154,819
Immersion Corp.	946	8,959	(a)
Intevac Inc.	809	6,286	(a)
Lexmark International Inc., Class A	1,636	67,518
NCR Corp.	4,451	129,702	(a)
NetApp Inc.	17,292	716,753
Nimble Storage Inc.	320	8,800	(a)
QLogic Corp.	2,883	38,402	(a)
Quantum Corp.	7,630	13,429	(a)
SanDisk Corp.	12,241	1,199,373
Silicon Graphics International Corp.	1,168	13,292	(a)
Super Micro Computer Inc.	1,159	40,426	(a)
Violin Memory Inc.	2,755	13,196	(a)
Western Digital Corp.	12,111	1,340,688
		47,308,249

Textiles—0.0% *
Culp Inc.	310	6,721
Unifi Inc.	491	14,597	(a)
		21,318

Thrifts & Mortgage Finance—0.1%
Anchor BanCorp Wisconsin Inc.	187	6,440	(a)
Astoria Financial Corp.	5,185	69,272
Bank Mutual Corp.	1,593	10,928
BankFinancial Corp.	670	7,946
BBX Capital Corp., Class A	238	3,915	(a)
Beneficial Mutual Bancorp Inc.	935	11,472	(a)
Berkshire Hills Bancorp Inc.	862	22,981
BofI Holding Inc.	477	37,115	(a)
Brookline Bancorp Inc.	2,437	24,443
Capitol Federal Financial Inc.	4,799	61,331
Charter Financial Corp.	537	6,149
Clifton Bancorp Inc.	886	12,041
Dime Community Bancshares Inc.	1,120	18,234
ESB Financial Corp.	404	7,652
EverBank Financial Corp.	3,077	58,648
Federal Agricultural Mortgage Corp., Class C	356	10,801
First Defiance Financial Corp.	329	11,206
First Financial Northwest Inc.	401	4,828
Flagstar Bancorp Inc.	688	10,822	(a)
Fox Chase Bancorp Inc.	315	5,251
Franklin Financial Corp.	313	6,629	(a)
Home Loan Servicing Solutions Ltd.	2,368	46,223
HomeStreet Inc.	502	8,740
Hudson City Bancorp Inc.	26,503	268,210
Kearny Financial Corp.	465	6,394	(a)
Ladder Capital Corp., Class A	510	10,001	(a)
Lendingtree, Inc.	212	10,248	(a)
Meridian Bancorp Inc.	654	7,338	(a)
Meta Financial Group Inc.	212	7,428
MGIC Investment Corp.	11,382	106,080	(a)
New York Community Bancorp Inc.	11,693	187,088
NMI Holdings Inc., Class A	1,726	15,758	(a)
Northfield Bancorp Inc.	1,664	24,627
Northwest Bancshares Inc.	3,148	39,444
OceanFirst Financial Corp.	463	7,936
Oritani Financial Corp.	1,493	22,992
PennyMac Financial Services Inc., Class A	456	7,889	(a)
People’s United Financial Inc.	16,977	257,711
Provident Financial Services Inc.	2,014	36,373
Radian Group Inc.	6,428	107,476
Stonegate Mortgage Corp.	484	5,789	(a)
Territorial Bancorp Inc.	314	6,767
TrustCo Bank Corp.	3,110	22,579
United Community Financial Corp.	1,704	9,150
United Financial Bancorp Inc.	1,760	25,274
Walker & Dunlop Inc.	628	11,015	(a)
Washington Federal Inc.	5,925	131,239
Waterstone Financial Inc.	1,171	15,399
WSFS Financial Corp.	304	23,375
		1,836,647

Tires & Rubber—0.0% *
Cooper Tire & Rubber Co.	1,937	67,117
The Goodyear Tire & Rubber Co.	15,233	435,207
		502,324

Tobacco—0.5%
22nd Century Group Inc.	1,416	2,336	(a)
Alliance One International Inc.	3,110	4,914	(a)
Altria Group Inc.	109,647	5,402,308
Lorillard Inc.	19,973	1,257,100
Philip Morris International Inc.	86,194	7,020,501
Reynolds American Inc.	17,095	1,098,696
Universal Corp.	768	33,777
Vector Group Ltd.	2,516	53,616
		14,873,248

Trading Companies & Distributors—0.1%
Aceto Corp.	966	20,962
Aircastle Ltd.	2,164	46,245
Applied Industrial Technologies Inc.	1,408	64,191
Beacon Roofing Supply Inc.	1,654	45,981	(a)
CAI International Inc.	577	13,386	(a)
DXP Enterprises Inc.	430	21,728	(a)
Fastenal Co.	15,131	719,630
GATX Corp.	1,158	66,631
General Finance Corp.	369	3,638	(a)
H&E Equipment Services Inc.	1,054	29,607
Houston Wire & Cable Co.	584	6,979
Kaman Corp.	917	36,763
MSC Industrial Direct Company Inc., Class A	1,331	108,144
Neff Corp., Class A	301	3,392	(a)
NOW Inc.	2,813	72,379	(a)
Rush Enterprises Inc., Class A	1,150	36,858	(a)
Stock Building Supply Holdings Inc.	495	7,583	(a)
TAL International Group Inc.	1,147	49,975
Textainer Group Holdings Ltd.	738	25,328
Titan Machinery Inc.	594	8,280	(a)
United Rentals Inc.	5,537	564,829	(a)
Watsco Inc.	1,583	169,381
WW Grainger Inc.	3,367	858,215
		2,980,105

Trucking—0.0% *
ArcBest Corp.	872	40,435
Celadon Group Inc.	718	16,291
Con-way Inc.	1,533	75,393
FRP Holdings Inc.	243	9,528	(a)
Heartland Express Inc.	1,831	49,455
JB Hunt Transport Services Inc.	2,440	205,570
Knight Transportation Inc.	1,983	66,748
Landstar System Inc.	1,174	85,150
Marten Transport Ltd.	779	17,029
Old Dominion Freight Line Inc.	1,802	139,907	(a)
PAM Transportation Services Inc.	108	5,599	(a)
Quality Distribution Inc.	942	10,023	(a)
Roadrunner Transportation Systems Inc.	959	22,393	(a)
Ryder System Inc.	2,943	273,257

Saia Inc.	825	45,672	(a)
Swift Transportation Co.	2,840	81,309	(a)
Universal Truckload Services Inc.	207	5,902
USA Truck Inc.	213	6,049	(a)
Werner Enterprises Inc.	2,666	83,046
YRC Worldwide Inc.	1,038	23,345	(a)
		1,262,101

Water Utilities – 0.0% *
American States Water Co.	1,309	49,297
Aqua America Inc.	4,654	124,262
Artesian Resources Corp., Class A	286	6,461
California Water Service Group	1,612	39,671
Connecticut Water Service Inc.	360	13,064
Middlesex Water Co.	484	11,161
SJW Corp.	537	17,249
The York Water Co.	449	10,421
		271,586

Wireless Telecommunication Services—0.0% *
Boingo Wireless Inc.	655	5,024	(a)
Leap Wireless International Inc.	1,991	5,017	(d)
NTELOS Holdings Corp.	612	2,564
RingCentral Inc., Class A	961	14,338	(a)
Shenandoah Telecommunications Co.	823	25,719
Spok Holdings Inc.	664	11,527
Telephone & Data Systems Inc.	2,600	65,650
		129,839

Total Common Stock
(Cost $795,968,847)		1,106,658,488

Warrant—0.0% *

Oil & Gas Exploration & Production—0.0% *
Magnum Hunter Resources Corp.	694	—	(**,a,d)

Total Warrants
(Cost $0)	—		(**)

Total Domestic Equity
(Cost $795,968,847)		1,106,658,488

Foreign Equity—23.1%

Common Stock—22.8%

Advertising—0.1%
Cheil Worldwide Inc.	3,970	62,124	(a)
Dentsu Inc.	7,900	331,809
Hakuhodo DY Holdings Inc.	8,600	82,222
JCDecaux S.A.	2,567	88,384
Publicis Groupe S.A.	7,217	517,570
REA Group Ltd.	842	30,945
WPP PLC	45,687	950,304
		2,063,358

Aerospace & Defense—0.2%
Airbus Group N.V.	19,986	988,068
AviChina Industry & Technology Company Ltd., Class H	76,000	46,497
BAE Systems PLC	103,579	757,809
Bombardier Inc., Class B	51,880	185,886

CAE Inc.	8,733	113,700
Cobham PLC	43,606	218,996
Embraer S.A.	22,900	210,547
Finmeccanica S.p.A.	15,038	139,776	(a)
Korea Aerospace Industries Ltd.	1,660	59,904
Meggitt PLC	31,899	256,710
Rolls-Royce Holdings PLC	61,877	831,592
Safran S.A.	9,971	615,160
Singapore Technologies Engineering Ltd.	63,000	161,200
Thales S.A.	3,301	178,608
Zodiac Aerospace	6,235	209,918
		4,974,371

Agricultural & Farm Machinery—0.0% *
CNH Industrial N.V.	35,038	283,635
Kubota Corp.	41,000	594,535
		878,170

Agricultural Products—0.0% *
Astra Agro Lestari Tbk PT	15,000	29,310
Charoen Pokphand Indonesia Tbk PT	289,500	88,119
China Agri-Industries Holdings Ltd.	83,000	33,117
Felda Global Ventures Holdings Bhd	47,900	29,773
Genting Plantations Bhd	8,500	24,167
Golden Agri-Resources Ltd.	324,000	112,098
IOI Corporation Bhd	127,900	175,530
Kuala Lumpur Kepong Bhd	18,200	118,679
Wilmar International Ltd.	95,000	231,402
		842,195

Air Freight & Logistics—0.1%
Deutsche Post AG	34,385	1,116,203
Hyundai Glovis Company Ltd.	540	142,892
Royal Mail PLC	25,195	167,968
TNT Express N.V.	14,146	94,303
Toll Holdings Ltd.	25,348	121,034
Yamato Holdings Company Ltd.	13,500	267,066
		1,909,466

Airlines—0.1%
Air China Ltd., Class H	70,000	56,298
AirAsia Bhd	48,500	37,729
ANA Holdings Inc.	46,000	113,632
Cathay Pacific Airways Ltd.	54,000	117,542
China Airlines Ltd.	104,000	47,572	(a)
Deutsche Lufthansa AG	12,521	207,485
easyJet PLC	5,802	150,213
Eva Airways Corp.	65,000	45,307	(a)
International Consolidated Airlines Group S.A.	37,196	277,083	(a)
Japan Airlines Company Ltd.	5,000	148,103
Korean Air Lines Company Ltd.	1,328	56,963	(a)
Latam Airlines Group S.A.	11,360	131,579	(a)
Qantas Airways Ltd.	41,362	80,530	(a)
Singapore Airlines Ltd.	19,000	165,689
Turk Hava Yollari	23,896	98,053	(a)
		1,733,778

Airport Services—0.0% *
Aeroports de Paris	1,084	131,082
Airports of Thailand PCL NVDR	16,100	137,169

Auckland International Airport Ltd.	32,076	105,752
Beijing Capital International Airport Company Ltd., Class H	64,000	50,935
Fraport AG Frankfurt Airport Services Worldwide	1,434	82,744
Grupo Aeroportuario del Pacifico SAB de C.V., Class B	10,700	67,090
Grupo Aeroportuario del Sureste SAB de C.V., Class B	7,500	99,176
Malaysia Airports Holdings Bhd	36,000	70,013
Sydney Airport	21,887	83,994
TAV Havalimanlari Holding AS	6,264	51,067
		879,022

Alternative Carriers—0.0% *
Iliad S.A.	984	236,590
Inmarsat PLC	16,632	206,314
Intelsat S.A.	931	16,162	(a)
		459,066

Aluminum—0.0% *
Alumina Ltd.	91,959	133,171	(a)
Aluminum Corporation of China Ltd., Class H	152,000	69,903	(a)
Hindalco Industries Ltd.	39,321	97,416
Norsk Hydro ASA	54,643	305,977
		606,467

Apparel Retail—0.1%
ABC-Mart Inc.	1,000	48,342
Belle International Holdings Ltd.	203,000	227,752
Fast Retailing Company Ltd.	1,700	618,028
Hennes & Mauritz AB, Class B	33,577	1,389,130
Inditex S.A.	36,599	1,044,001
Mr Price Group Ltd.	8,676	175,491
Shimamura Company Ltd.	800	68,971
The Foschini Group Ltd.	7,514	86,256
Truworths International Ltd.	16,087	106,821
		3,764,792

Apparel, Accessories & Luxury Goods—0.3%
Adidas AG	7,377	512,300
Burberry Group PLC	16,413	416,599
Christian Dior S.A.	1,479	253,113
Cie Financiere Richemont S.A.	19,081	1,692,631
Gildan Activewear Inc.	4,621	262,119
Hermes International	556	197,982
HUGO BOSS AG	1,300	159,031
Kering	3,052	586,505
Li & Fung Ltd.	228,000	213,451
LPP S.A.	33	66,759
Luxottica Group S.p.A.	6,436	352,814
LVMH Moet Hennessy Louis Vuitton S.A.	9,729	1,541,090
Michael Kors Holdings Ltd.	11,424	857,942	(a)
Pandora A/S	4,862	394,144
The Swatch Group AG	1,063	472,506
The Swatch Group AG	1,612	139,518
		8,118,504

Application Software—0.1%
Constellation Software Inc.	308	91,859
Dassault Systemes S.A.	5,024	306,365
Gemalto N.V.	3,114	254,141
Globant S.A.	179	2,796	(a)

NICE-Systems Ltd.	2,227	112,889
Open Text Corp.	4,812	280,889
SAP SE	32,885	2,296,305
Sapiens International Corporation N.V.	832	6,132	(a)
The Sage Group PLC	47,625	344,119
		3,695,495

Asset Management & Custody Banks—0.1%
3i Group PLC	38,166	266,234
Aberdeen Asset Management PLC	38,224	255,517
Brait SE	12,888	87,238	(a)
CETIP SA—Mercados Organizados	8,010	97,029
China Cinda Asset Management Company Ltd., Class H	158,000	76,915	(a)
CI Financial Corp.	6,077	169,416
Hargreaves Lansdown PLC	9,137	143,025
IGM Financial Inc.	4,620	184,720
Julius Baer Group Ltd.	9,628	439,839
Mirae Asset Securities Company Ltd.	1,323	51,447
OM Asset Management PLC	786	12,765	(a)
Partners Group Holding AG	704	204,933
SBI Holdings Inc.	7,800	85,138
Schroders PLC	2,761	114,801
		2,189,017

Auto Parts & Equipment—0.2%
Aisin Seiki Company Ltd.	8,300	297,920
Continental AG	3,994	842,425
Denso Corp.	17,200	800,885
GKN PLC	61,788	329,018
Halla Visteon Climate Control Corp.	1,200	52,868
Hyundai Mobis Company Ltd.	2,478	530,160
Hyundai Wia Corp.	628	100,401
Koito Manufacturing Company Ltd.	4,000	122,250
Magna International Inc.	6,865	746,156
NGK Spark Plug Company Ltd.	7,000	212,494
NHK Spring Company Ltd.	6,000	52,158
NOK Corp.	4,000	101,716
Stanley Electric Company Ltd.	5,300	114,336
Toyoda Gosei Company Ltd.	2,500	50,237
Toyota Industries Corp.	6,800	348,178
Valeo S.A.	2,941	365,949
		5,067,151

Automobile Manufacturers—0.7%
Astra International Tbk PT	847,000	505,137
Bayerische Motoren Werke AG	12,172	1,313,580
Brilliance China Automotive Holdings Ltd.	122,000	194,390
Byd Company Ltd., Class H	19,500	75,200
China Motor Corp.	19,000	16,782
Chongqing Changan Automobile Company Ltd., Class B	30,000	67,932
Daihatsu Motor Company Ltd.	8,000	104,387
Daimler AG	35,990	2,989,116
Dongfeng Motor Group Company Ltd., Class H	114,000	159,171
Fiat Chrysler Automobiles N.V.	34,881	405,308	(a)
Ford Otomotiv Sanayi AS	2,547	35,364
Fuji Heavy Industries Ltd.	21,000	742,393
Geely Automobile Holdings Ltd.	185,000	58,491
Great Wall Motor Company Ltd., Class H	41,500	235,536

Guangzhou Automobile Group Company Ltd., Class H	82,000	74,035
Honda Motor Company Ltd.	56,900	1,667,747
Hyundai Motor Co.	5,195	793,568
Isuzu Motors Ltd.	24,000	292,047
Kia Motors Corp.	10,653	506,188
Mahindra & Mahindra Ltd.	11,419	222,413
Mazda Motor Corp.	18,700	448,660
Mitsubishi Motors Corp.	21,900	199,875
Nissan Motor Company Ltd.	89,700	781,592
Peugeot S.A.	17,786	217,921	(a)
Renault S.A.	7,493	545,762
Suzuki Motor Corp.	13,900	416,146
Tata Motors Ltd.	31,933	249,671
Tofas Turk Otomobil Fabrikasi AS	4,588	31,222
Toyota Motor Corp.	98,000	6,101,242
UMW Holdings Bhd	21,300	66,870
Volkswagen AG	1,146	248,457
Yulon Motor Company Ltd.	32,000	46,830
		19,813,033

Automotive Retail—0.0% *
Hotai Motor Company Ltd.	9,000	134,684
USS Company Ltd.	7,800	119,730
		254,414

Biotechnology—0.1%
Actelion Ltd.	3,785	435,974
CSL Ltd.	17,938	1,263,077
Grifols S.A.	5,817	232,119
Prothena Corporation PLC	909	18,871	(a)
		1,950,041

Brewers—0.3%
AMBEV S.A.	160,000	984,125
Anadolu Efes Biracilik Ve Malt Sanayii AS	8,317	80,652	(a)
Anheuser-Busch InBev N.V.	29,025	3,266,512
Asahi Group Holdings Ltd.	14,800	457,433
Carlsberg A/S, Class B	3,020	231,962
Cia Cervecerias Unidas S.A.	3,906	36,449
Heineken Holding N.V.	2,474	154,876
Heineken N.V.	9,028	641,057
Hite Jinro Company Ltd.	540	11,345
Kirin Holdings Company Ltd.	32,000	397,247
SABMiller PLC	36,010	1,878,024
Tsingtao Brewery Company Ltd., Class H	14,000	94,697
United Breweries Ltd.	2,416	31,835
		8,266,214

Broadcasting—0.1%
Astro Malaysia Holdings Bhd	30,600	26,451
BEC World PCL NVDR	35,500	54,941
Global Mediacom Tbk PT	224,500	25,723
Grupo Televisa SAB	108,800	745,226
ITV PLC	153,123	510,987
Media Nusantara Citra Tbk PT	154,000	31,478
ProSiebenSat.1 Media AG	7,909	330,464
RTL Group S.A.	1,661	158,387	(a)
Zee Entertainment Enterprises Ltd.	5,273	31,695
		1,915,352

Building Products—0.1%
Allegion PLC	5,297	293,772
Asahi Glass Company Ltd.	41,000	199,404
Assa Abloy AB, Class B	12,007	631,518
Cie de Saint-Gobain	16,223	687,219
Daikin Industries Ltd.	8,500	544,531
Geberit AG	1,262	427,174
KCC Corp.	194	91,462
LIXIL Group Corp.	10,400	218,666
Taiwan Glass Industry Corp.	34,000	26,442
TOTO Ltd.	12,000	139,459
		3,259,647

Cable & Satellite—0.2%
Altice S.A.	3,572	282,073	(a)
Cyfrowy Polsat S.A.	6,693	44,072
Eutelsat Communications S.A.	5,802	187,635
Kabel Deutschland Holding AG	1,299	176,039	(a)
Naspers Ltd., Class N	15,092	1,952,059
Numericable-SFR	3,660	181,314	(a)
SES S.A.	8,353	300,346
Shaw Communications Inc., Class B	15,097	408,626
Sky PLC	40,134	560,356
Telenet Group Holding N.V.	1,897	106,455	(a)
		4,198,975

Casinos & Gaming—0.1%
Berjaya Sports Toto Bhd	25,888	25,944
Crown Resorts Ltd.	19,891	205,055
Galaxy Entertainment Group Ltd.	92,000	511,204
Genting Bhd	88,600	224,444
Genting Malaysia Bhd	109,600	127,270
Genting Singapore PLC	165,000	133,735
Kangwon Land Inc.	4,050	111,631
MGM China Holdings Ltd.	39,200	98,974
OPAP S.A.	10,054	107,742
Sands China Ltd.	89,600	436,746
SJM Holdings Ltd.	82,000	129,001
Tabcorp Holdings Ltd.	27,993	94,722
Tatts Group Ltd.	55,779	157,253
William Hill PLC	36,050	202,653
Wynn Macau Ltd.	66,400	185,665
		2,752,039

Coal & Consumable Fuels—0.0% *
Adaro Energy Tbk PT	538,500	44,930
Banpu PCL NVDR	38,000	28,675
Cameco Corp.	14,809	243,567
China Coal Energy Company Ltd., Class H	196,000	122,520
China Shenhua Energy Company Ltd.	82,000	241,441
Coal India Ltd.	18,723	113,053
Exxaro Resources Ltd.	4,703	41,972
Indo Tambangraya Megah Tbk PT	14,500	17,884
Inner Mongolia Yitai Coal Company Ltd., Class B	42,400	60,819
Tambang Batubara Bukit Asam Persero Tbk PT	30,000	30,049
Yanzhou Coal Mining Company Ltd., Class H	102,000	86,547
		1,031,457

Commercial Printing—0.0% *
Dai Nippon Printing Company Ltd.	23,000	206,952
Toppan Printing Company Ltd.	21,000	136,315
		343,267

Commodity Chemicals—0.1%
Asahi Kasei Corp.	46,000	419,229
Formosa Chemicals & Fibre Corp.	113,540	239,335
Formosa Plastics Corp.	118,960	271,038
Hanwha Chemical Corp.	3,760	39,912
Hanwha Corp.	2,100	59,374
Hyosung Corp.	1,055	65,473
Indorama Ventures PCL NVDR	55,500	33,872
Kumho Petrochemical Company Ltd.	572	41,764
Kuraray Company Ltd.	14,900	169,128
LG Chem Ltd.	1,683	275,208
Lotte Chemical Corp.	682	98,189
Methanex Corp.	3,627	167,125
Mexichem SAB de C.V.	41,600	125,762	(a)
Mitsui Chemicals Inc.	34,000	96,208
Nan Ya Plastics Corp.	182,850	377,047
Orica Ltd.	15,476	237,714
Petronas Chemicals Group Bhd	112,500	174,965
PTT Global Chemical PCL NVDR	62,900	97,599
Sinopec Shanghai Petrochemical Company Ltd., Class H	129,000	37,919
Synthos S.A.	17,899	20,647
Teijin Ltd.	36,000	95,593
Toray Industries Inc.	53,000	423,063
TSRC Corp.	12,050	12,892
		3,579,056

Communications Equipment—0.1%
Alcatel-Lucent	113,301	405,303	(a)
Telefonaktiebolaget LM Ericsson, Class B	112,078	1,351,384
ZTE Corp., Class H	24,400	52,792
		1,809,479

Computer & Electronics Retail—0.0% *
Dixons Carphone PLC	20,733	149,485
GOME Electrical Appliances Holding Ltd.	710,000	105,595
Yamada Denki Company Ltd.	36,800	123,350
		378,430

Construction & Engineering—0.2%
ACS Actividades de Construccion y Servicios S.A.	7,954	277,237
Arabtec Holding Company PJSC	87,977	67,949	(a)
Boskalis Westminster N.V.	2,811	153,776
Bouygues S.A.	7,841	283,124
China Communications Construction Company Ltd., Class H	166,000	198,159
China Railway Construction Corporation Ltd., Class H	73,500	93,321
China Railway Group Ltd., Class H	149,000	121,860
China State Construction International Holdings Ltd.	66,000	92,809
Chiyoda Corp.	6,000	49,662
CTCI Corp.	20,000	31,894
Daelim Industrial Company Ltd.	1,043	62,184
Daewoo Engineering & Construction Company Ltd.	5,220	27,733	(a)
Doosan Heavy Industries & Construction Company Ltd.	2,060	44,009
Ferrovial S.A.	16,617	328,488

Gamuda Bhd	63,600	91,295
GS Engineering & Construction Corp.	2,019	42,276	(a)
Hyundai Development Co-Engineering & Construction	2,420	84,854
Hyundai Engineering & Construction Company Ltd.	2,684	102,186
IJM Corporation Bhd	41,500	77,979
JGC Corp.	8,000	164,536
Kajima Corp.	37,000	152,010
Larsen & Toubro Ltd.	13,482	317,494
Leighton Holdings Ltd.	4,164	76,001
Obayashi Corp.	28,000	180,320
OCI N.V.	3,493	121,451	(a)
Promotora y Operadora de Infraestructura SAB de C.V.	2,000	24,139	(a)
Samsung Engineering Company Ltd.	1,192	40,800	(a)
Shimizu Corp.	23,000	156,068
Skanska AB, Class B	14,837	317,226
SNC-Lavalin Group Inc.	6,167	235,925
Taisei Corp.	43,000	243,663
Vinci S.A.	18,711	1,021,668
		5,282,096

Construction Machinery & Heavy Trucks—0.1%
CSR Corporation Ltd., Class H	72,000	96,930
Daewoo Shipbuilding & Marine Engineering Company Ltd.	3,870	65,090
Hino Motors Ltd.	10,000	131,507
Hitachi Construction Machinery Company Ltd.	4,100	86,604
Hyundai Heavy Industries Company Ltd.	1,548	160,670
Hyundai Mipo Dockyard Company Ltd.	499	31,336
Komatsu Ltd.	36,500	806,166
MAN SE	453	50,450
Samsung Heavy Industries Company Ltd.	6,570	118,511
SembCorp Marine Ltd.	38,000	93,209
United Tractors Tbk PT	63,000	87,986
Volvo AB, Class B	51,081	548,530
Weichai Power Company Ltd., Class H	18,000	75,220
Yangzijiang Shipbuilding Holdings Ltd.	82,000	74,284
		2,426,493

Construction Materials—0.2%
ACC Ltd.	1,972	43,543
Ambuja Cements Ltd.	22,724	82,034
Anhui Conch Cement Company Ltd., Class H	52,000	192,849
Asia Cement Corp.	78,030	96,089
BBMG Corp., Class H	42,500	35,440
Boral Ltd.	33,016	142,022
Cementos Argos S.A.	13,625	58,479
Cemex Latam Holdings S.A.	3,034	20,427	(a)
Cemex SAB de C.V.	440,154	449,717	(a)
China National Building Material Company Ltd., Class H	126,000	121,386
China Resources Cement Holdings Ltd.	80,000	51,761
CRH PLC	28,530	686,017
Fletcher Building Ltd.	25,315	163,423
Grupo Argos S.A.	11,233	96,897
HeidelbergCement AG	5,149	363,416
Holcim Ltd.	7,805	558,243
Imerys S.A.	1,254	92,258
Indocement Tunggal Prakarsa Tbk PT	55,500	111,985
James Hardie Industries PLC	17,203	184,085

Lafarge Malaysia Bhd	13,800	38,521
Lafarge S.A.	7,603	533,731
PPC Ltd.	18,434	43,819
Semen Indonesia Persero Tbk PT	110,500	144,259
Taiheiyo Cement Corp.	47,000	147,315
Taiwan Cement Corp.	134,000	183,186
The Siam Cement PCL	12,300	167,830
The Siam Cement PCL NVDR	8,400	114,018
Titan Cement Company S.A.	1,510	35,027
Ultratech Cement Ltd.	1,319	55,685
		5,013,462

Consumer Electronics—0.1%
Casio Computer Company Ltd.	8,300	126,846
Garmin Ltd.	6,684	353,116
LG Electronics Inc.	4,419	236,709
Nikon Corp.	13,600	180,528
Panasonic Corp.	84,400	993,146
Sharp Corp.	50,000	110,509	(a)
Sony Corp.	40,500	825,782
		2,826,636

Consumer Finance—0.0% *
Acom Company Ltd.	16,000	48,799	(a)
AEON Financial Service Company Ltd.	2,900	57,223
Compartamos SAB de C.V.	41,300	83,078
Credit Saison Company Ltd.	6,100	113,329
Mahindra & Mahindra Financial Services Ltd.	10,172	52,784
Samsung Card Company Ltd.	1,450	58,308
Shriram Transport Finance Company Ltd.	4,730	82,507
		496,028

Data Processing & Outsourced Services—0.1%
Amadeus IT Holding S.A., Class A	14,558	579,806
Cielo S.A.	28,760	450,843
Computershare Ltd.	18,369	176,131
EVERTEC Inc.	2,201	48,708
		1,255,488

Department Stores—0.1%
El Puerto de Liverpool SAB de C.V.	6,900	69,146
Far Eastern Department Stores Company Ltd.	38,872	34,521
Hyundai Department Store Company Ltd.	628	69,849
Intime Retail Group Company Ltd.	38,000	27,526
Isetan Mitsukoshi Holdings Ltd.	14,800	182,963
J Front Retailing Company Ltd.	9,000	104,138
Lojas Renner S.A.	5,300	152,468
Lotte Shopping Company Ltd.	446	110,310
Marks & Spencer Group PLC	62,283	461,360
Marui Group Company Ltd.	8,400	75,693
Matahari Department Store Tbk PT	50,000	60,248
Next PLC	6,076	644,670
SACI Falabella	27,761	186,324
Shinsegae Company Ltd.	309	50,723
Takashimaya Company Ltd.	10,000	79,770
Woolworths Holdings Ltd.	35,874	237,886
		2,547,595

Distillers & Vintners—0.1%
Diageo PLC	93,615	2,682,912
Pernod Ricard S.A.	8,582	953,783
Remy Cointreau S.A.	964	64,317
Treasury Wine Estates Ltd.	6,816	26,371
United Spirits Ltd.	3,069	135,163	(a)
Vina Concha y Toro S.A.	15,626	30,127
		3,892,673

Distributors—0.0% *
Imperial Holdings Ltd.	6,577	104,701
Jardine Cycle & Carriage Ltd.	4,000	128,107
		232,808

Diversified Banks—3.3%
Abu Dhabi Commercial Bank PJSC	57,716	108,694
Agricultural Bank of China Ltd., Class H	875,000	440,083
Akbank TAS	81,386	300,081
Alior Bank S.A.	980	21,417	(a)
Alliance Financial Group Bhd	47,100	63,312
Alpha Bank AE	148,487	83,411	(a)
AMMB Holdings Bhd	71,600	134,464
Aozora Bank Ltd.	41,000	126,796
Australia & New Zealand Banking Group Ltd.	101,867	2,656,905
Banca Monte dei Paschi di Siena S.p.A.	152,643	86,956	(a)
Banco Bilbao Vizcaya Argentaria S.A.	210,417	1,987,263
Banco Bradesco S.A.	18,640	243,066
Banco Comercial Portugues S.A., Class R	1,000,000	78,469	(a)
Banco de Chile	890,223	103,571
Banco de Credito e Inversiones	1,072	52,642
Banco de Sabadell S.A.	134,678	356,353
Banco do Brasil S.A.	29,600	264,687
Banco Latinoamericano de Comercio Exterior S.A., Class E	979	29,468
Banco Popolare SC	10,958	131,844	(a)
Banco Popular Espanol S.A.	69,669	347,288
Banco Santander Chile	2,798,504	139,960
Banco Santander S.A.	437,540	3,672,323
Banco Santander S.A.	26,319	237,625	(a)
Bangkok Bank PCL	12,800	76,046
Bangkok Bank PCL NVDR	20,100	118,060
Bank Central Asia Tbk PT	516,500	547,871
Bank Danamon Indonesia Tbk PT	138,000	50,219
Bank Handlowy w Warszawie S.A.	1,235	36,991
Bank Hapoalim BM	44,492	209,694
Bank Leumi Le-Israel BM	47,822	163,750	(a)
Bank Mandiri Persero Tbk PT	411,500	357,856
Bank Millennium S.A.	17,468	40,614
Bank Negara Indonesia Persero Tbk PT	294,500	144,303
Bank of China Ltd., Class H	3,081,000	1,729,225
Bank of Communications Company Ltd., Class H	367,000	339,803
Bank of East Asia Ltd.	52,000	209,162
Bank of Ireland	888,173	333,323	(a)
Bank of Montreal	22,137	1,570,662
Bank of the Philippine Islands	28,542	59,709
Bank Pekao S.A.	5,497	275,367
Bank Rakyat Indonesia Persero Tbk PT	300,700	282,652
Bank Zachodni WBK S.A.	987	103,744

Bankia S.A.	187,778	278,649	(a)
Bankinter S.A.	12,975	104,237
Barclays Africa Group Ltd.	16,356	255,735
Barclays PLC	601,538	2,262,322
BDO Unibank Inc.	56,200	137,480
BNP Paribas S.A.	37,390	2,207,284
BOC Hong Kong Holdings Ltd.	156,500	520,462
CaixaBank S.A.	70,940	371,716
Canadian Imperial Bank of Commerce	13,488	1,162,652
Chang Hwa Commercial Bank Ltd.	193,177	110,438
China CITIC Bank Corporation Ltd., Class H	336,000	267,435
China Construction Bank Corp., Class H	2,754,000	2,242,299
China Development Financial Holding Corp.	490,000	155,673
China Merchants Bank Company Ltd., Class H	203,731	508,530
China Minsheng Banking Corporation Ltd., Class H	244,200	319,240
CIMB Group Holdings Bhd	185,400	294,251
Commercial International Bank Egypt SAE	32,322	220,133
Commerzbank AG	36,239	475,332	(a)
Commonwealth Bank of Australia	59,625	4,152,566
Corpbanca S.A.	5,524,790	66,414
Credicorp Ltd.	1,895	303,541
Credit Agricole S.A.	40,637	524,563
CTBC Financial Holding Company Ltd.	514,494	332,851
Danske Bank A/S	24,266	656,126
DBS Group Holdings Ltd.	59,000	913,088
DNB ASA	35,006	513,292
E.Sun Financial Holding Company Ltd.	237,913	147,417
Erste Group Bank AG	9,534	221,748
Eurobank Ergasias S.A.	217,318	48,547	(a)
First Financial Holding Company Ltd.	287,166	168,388
First Gulf Bank PJSC	22,350	102,663
Getin Noble Bank S.A.	28,925	17,743	(a)
Grupo Financiero Banorte SAB de C.V., Class O	84,000	464,572
Grupo Financiero Inbursa SAB de C.V., Class O	94,700	245,877
Grupo Financiero Santander Mexico SAB de C.V., Class B	68,900	144,019
Hana Financial Group Inc.	10,917	316,181
Hang Seng Bank Ltd.	26,000	432,121
Hong Leong Bank Bhd	22,500	89,961
Hong Leong Financial Group Bhd	8,200	38,533
HSBC Holdings PLC	706,846	6,682,307
Hua Nan Financial Holdings Company Ltd.	218,463	122,178
ICICI Bank Ltd.	47,185	261,950
Industrial & Commercial Bank of China Ltd., Class H	2,555,000	1,865,592
Industrial Bank of Korea	6,050	77,395
Intesa Sanpaolo S.p.A.	433,826	1,258,486
Kasikornbank PCL	43,300	299,734
Kasikornbank PCL NVDR	25,000	172,906
KB Financial Group Inc.	15,020	491,064
KBC Groep N.V.	9,441	526,902	(a)
Komercni Banka AS	621	127,738
Krung Thai Bank PCL NVDR	138,400	94,950
Lloyds Banking Group PLC	2,164,728	2,547,341	(a)
Malayan Banking Bhd	153,000	400,679
Masraf Al Rayan	18,301	219,104
mBank	587	82,020
Mega Financial Holding Company Ltd.	315,192	243,168

Metropolitan Bank & Trust Co.	15,028	27,709
Mitsubishi UFJ Financial Group Inc.	452,200	2,482,105
Mizrahi Tefahot Bank Ltd.	4,951	51,935	(a)
Mizuho Financial Group Inc.	782,600	1,310,616
National Australia Bank Ltd.	89,427	2,444,523
National Bank of Abu Dhabi PJSC	23,244	87,736
National Bank of Canada	12,868	549,272
National Bank of Greece S.A.	23,407	41,085	(a)
Natixis S.A.	35,140	231,875
Nedbank Group Ltd.	9,395	201,180
Nordea Bank AB	103,736	1,195,810
OTP Bank PLC	8,571	123,940
Oversea-Chinese Banking Corporation Ltd.	98,375	773,749
Piraeus Bank S.A.	84,050	91,458	(a)
Powszechna Kasa Oszczednosci Bank Polski S.A.	35,676	356,957
Public Bank Bhd	94,640	494,427
Qatar Islamic Bank SAQ	3,300	90,816
Qatar National Bank SAQ	5,103	296,448
Raiffeisen Bank International AG	5,172	79,028
RHB Capital Bhd	26,700	58,188
Royal Bank of Canada	51,273	3,552,036
Royal Bank of Scotland Group PLC	82,627	502,928	(a)
Sberbank of Russia ADR	98,468	397,820
Shinhan Financial Group Company Ltd.	15,952	641,192
SinoPac Financial Holdings Company Ltd.	287,805	117,938
Skandinaviska Enskilda Banken AB, Class A	52,343	661,904
Societe Generale S.A.	28,437	1,190,093
Standard Bank Group Ltd.	50,325	620,192
Standard Chartered PLC	84,878	1,269,955
State Bank of India	58,990	290,630
Sumitomo Mitsui Financial Group Inc.	44,300	1,600,029
Sumitomo Mitsui Trust Holdings Inc.	123,000	470,673
Svenska Handelsbanken AB, Class A	17,277	804,977
Swedbank AB, Class A	33,665	831,771
Taishin Financial Holding Company Ltd.	328,884	135,012
Taiwan Business Bank	144,934	41,988	(a)
Taiwan Cooperative Financial Holding Company Ltd.	222,600	114,431
The Bank of Nova Scotia	43,225	2,474,638
The Siam Commercial Bank PCL NVDR	74,000	407,568
The Toronto-Dominion Bank	66,313	3,178,100
TMB Bank PCL NVDR	250,000	22,077
Turkiye Garanti Bankasi AS	91,933	368,802
Turkiye Halk Bankasi AS	25,730	152,205
Turkiye Is Bankasi, Class C	68,731	197,360
Turkiye Vakiflar Bankasi Tao, Class D	28,976	60,185
UniCredit S.p.A.	145,577	932,510
Unione di Banche Italiane SCPA	43,708	312,611
United Overseas Bank Ltd.	49,000	903,941
VTB Bank OJSC GDR	85,999	197,100
Westpac Banking Corp.	110,339	2,974,741
Woori Bank	1,281	11,654	(a)
Yapi ve Kredi Bankasi AS	34,531	71,810
		92,081,050

Diversified Capital Markets—0.2%
China Everbright Ltd.	36,000	85,187
Credit Suisse Group AG	54,810	1,377,658

Deutsche Bank AG	50,487	1,511,800
Investec Ltd.	9,627	80,674
Investec PLC	22,387	187,643
UBS Group AG	135,197	2,325,282
		5,568,244

Diversified Chemicals—0.2%
Arkema S.A.	2,771	183,265
BASF SE	32,932	2,762,366
Incitec Pivot Ltd.	61,205	158,698
Lanxess AG	3,347	155,007
Mitsubishi Chemical Holdings Corp.	55,500	268,944
Mitsubishi Gas Chemical Company Inc.	14,000	70,197
OCI Company Ltd.	643	45,506	(a)
Solvay S.A.	1,863	252,092
Sumitomo Chemical Company Ltd.	62,000	243,843
		4,139,918

Diversified Metals & Mining—0.5%
African Rainbow Minerals Ltd.	3,913	40,067
Anglo American PLC	50,662	937,863
Antofagasta PLC	12,579	146,631
Assore Ltd.	1,177	15,102
BHP Billiton Ltd.	114,663	2,717,410
BHP Billiton PLC	73,943	1,585,357
Boliden AB	11,175	177,884
First Quantum Minerals Ltd.	21,644	308,519
Glencore PLC	390,912	1,805,134
Grupo Mexico SAB de C.V., Class B	162,400	471,453
Iluka Resources Ltd.	14,236	68,532
Jiangxi Copper Company Ltd., Class H	61,000	103,801
KGHM Polska Miedz S.A.	5,917	179,798
Korea Zinc Company Ltd.	341	124,641
Minera Frisco SAB de C.V.	25,300	36,766	(a)
Mitsubishi Materials Corp.	47,000	155,769
MMC Norilsk Nickel OJSC ADR	20,445	290,728
Rio Tinto Ltd.	15,068	708,089
Rio Tinto PLC	46,344	2,137,211
Sesa Sterlite Ltd.	42,022	141,735
Sumitomo Metal Mining Company Ltd.	22,000	327,813
Teck Resources Ltd., Class B	23,453	321,549
Turquoise Hill Resources Ltd.	29,112	90,233	(a)
		12,892,085

Diversified Real Estate Activities—0.3%
Aldar Properties PJSC	118,736	83,634
Ayala Land Inc.	254,600	189,849
Barwa Real Estate Co.	6,158	69,857
Brookfield Asset Management Inc., Class A	22,087	1,110,214
CapitaLand Ltd.	75,000	186,413
City Developments Ltd.	16,000	123,399
Daito Trust Construction Company Ltd.	2,900	328,654
Daiwa House Industry Company Ltd.	24,000	452,955
DLF Ltd.	15,616	33,608
Franshion Properties China Ltd.	114,000	32,533
Hang Lung Properties Ltd.	100,000	278,963
Henderson Land Development Company Ltd.	49,280	341,869
Kerry Properties Ltd.	29,500	106,229

Lend Lease Group	22,555	301,125
Mitsubishi Estate Company Ltd.	44,000	926,229
Mitsui Fudosan Company Ltd.	32,000	857,274
New World Development Company Ltd.	194,666	223,473
Nomura Real Estate Holdings Inc.	5,000	85,480
Sumitomo Realty & Development Company Ltd.	12,000	408,438
Sun Hung Kai Properties Ltd.	56,000	848,403
Swire Pacific Ltd., Class A	23,500	305,033
The Wharf Holdings Ltd.	58,000	416,376
Tokyo Tatemono Company Ltd.	17,000	123,601
Tokyu Fudosan Holdings Corp.	18,000	124,770
UOL Group Ltd.	18,000	94,068
Wheelock & Company Ltd.	38,000	176,427
Yuexiu Property Company Ltd.	247,380	47,654
		8,276,528

Diversified REITs—0.1%
Dexus Property Group	31,181	176,933
Fibra Uno Administracion S.A. de C.V.	80,100	236,391
Fonciere Des Regions	950	87,804
Gecina S.A.	794	99,121
Growthpoint Properties Ltd.	65,849	156,444
H&R Real Estate Investment Trust	5,097	95,625
ICADE	1,137	90,974
Land Securities Group PLC	28,036	504,175
Mirvac Group	147,961	214,544
Redefine Properties Ltd.	110,314	102,025
Stockland	93,768	314,110
Suntec Real Estate Investment Trust	25,000	36,970
The British Land Company PLC	27,099	326,914
The GPT Group	73,340	260,173
United Urban Investment Corp.	89	139,963
		2,842,166

Diversified Support Services—0.0% *
Aggreko PLC	10,107	235,793
Babcock International Group PLC	10,408	170,578
Brambles Ltd.	62,973	543,760
Edenred	7,377	204,018
		1,154,149

Drug Retail—0.0% *
Raia Drogasil S.A.	7,400	70,570

Education Services—0.0% *
Benesse Holdings Inc.	3,000	88,933
Estacio Participacoes S.A.	12,700	113,804
Kroton Educacional S.A.	39,716	231,585
		434,322

Electric Utilities—0.4%
AusNet Services	62,633	67,828
Centrais Eletricas Brasileiras S.A.	11,000	24,001
CEZ AS	6,598	169,337
Cheung Kong Infrastructure Holdings Ltd.	30,000	221,184
Chubu Electric Power Company Inc.	26,900	315,799	(a)
CLP Holdings Ltd.	59,500	516,370
Contact Energy Ltd.	14,241	70,864
CPFL Energia S.A.	9,200	63,994

EDP—Energias de Portugal S.A.	89,065	345,362
EDP—Energias do Brasil S.A.	9,400	31,720
Electricite de France S.A.	5,558	153,003
Enea S.A.	3,755	16,103
Enel S.p.A.	248,462	1,107,523
Enersis S.A.	967,550	318,079
Fortis Inc.	8,347	280,768
Fortum Oyj	15,834	343,781
Hokuriku Electric Power Co.	6,200	79,101
Iberdrola S.A.	174,574	1,176,759
Interconexion Electrica S.A. ESP	12,838	46,620
Isagen S.A. ESP	25,432	31,730
Korea Electric Power Corp.	8,344	321,519
Kyushu Electric Power Company Inc.	17,100	171,096	(a)
PGE Polska Grupa Energetyczna S.A.	27,532	145,099
Power Assets Holdings Ltd.	54,500	526,543
Public Power Corporation S.A.	3,690	24,095	(a)
Red Electrica Corp S.A.	4,215	371,558
Reliance Infrastructure Ltd.	4,020	32,472
RusHydro JSC ADR	52,229	48,677
Shikoku Electric Power Company Inc.	6,300	76,344	(a)
SSE PLC	35,130	888,002
Tata Power Company Ltd.	40,698	52,868
Tauron Polska Energia S.A.	37,527	52,891
Tenaga Nasional Bhd	92,200	363,125
Terna Rete Elettrica Nazionale S.p.A.	57,316	260,339
The Chugoku Electric Power Company Inc.	11,800	154,131
The Kansai Electric Power Company Inc.	27,000	256,607	(a)
Tohoku Electric Power Company Inc.	17,000	197,630
Tokyo Electric Power Company Inc.	57,700	234,459	(a)
Transmissora Alianca de Energia Eletrica S.A.	2,300	16,301
		9,573,682

Electrical Components & Equipment—0.1%
Fuji Electric Company Ltd.	21,000	83,644
Legrand S.A.	10,580	555,007
LS Corp.	163	8,040
Mabuchi Motor Company Ltd.	1,800	71,378
Nidec Corp.	7,900	509,737
OSRAM Licht AG	3,806	149,423	(a)
Prysmian S.p.A.	7,493	136,551
Schneider Electric SE	19,982	1,455,273
Sumitomo Electric Industries Ltd.	29,300	365,585
TCP International Holdings	164	1,009	(a)
Teco Electric and Machinery Company Ltd.	64,000	60,516
Walsin Lihwa Corp.	120,000	37,638	(a)
Zhuzhou CSR Times Electric Company Ltd., Class H	17,000	98,757
		3,532,558

Electronic Components—0.2%
AAC Technologies Holdings Inc.	30,000	160,120
AU Optronics Corp.	413,000	209,625
Delta Electronics Inc.	75,000	443,192
Hamamatsu Photonics KK	2,600	123,649
Hirose Electric Company Ltd.	1,200	139,094
Hoya Corp.	16,200	547,436
Ibiden Company Ltd.	4,700	69,334

Innolux Corp.	289,212	139,780
Kingboard Chemical Holdings Ltd.	27,000	45,335
Kyocera Corp.	12,500	571,446
Largan Precision Company Ltd.	4,000	299,425
LG Display Company Ltd.	8,970	272,054	(a)
LG Innotek Company Ltd.	512	52,046	(a)
Murata Manufacturing Company Ltd.	7,000	763,114
Nippon Electric Glass Company Ltd.	14,000	62,937
Omron Corp.	8,000	357,540
Samsung Electro-Mechanics Company Ltd.	2,239	110,708
Samsung SDI Company Ltd.	2,116	221,232
Simplo Technology Company Ltd.	11,000	54,213
TDK Corp.	5,100	300,078
Unimicron Technology Corp.	46,000	34,841
Yaskawa Electric Corp.	8,000	102,087
Zhen Ding Technology Holding Ltd.	7,350	19,607
		5,098,893

Electronic Equipment & Instruments—0.1%
Citizen Holdings Company Ltd.	9,900	76,102
FUJIFILM Holdings Corp.	16,500	502,990
Hexagon AB, Class B	9,951	305,701
Hitachi High-Technologies Corp.	2,400	68,878
Hitachi Ltd.	164,000	1,209,284
Keyence Corp.	1,700	756,784
Shimadzu Corp.	9,000	91,460
TPK Holding Company Ltd.	13,000	77,107
Yokogawa Electric Corp.	9,000	98,663
		3,186,969

Electronic Manufacturing Services—0.1%
Fabrinet	1,207	21,412	(a)
Hon Hai Precision Industry Company Ltd.	420,848	1,162,177
TE Connectivity Ltd.	22,561	1,426,983
		2,610,572

Environmental & Facilities Services—0.0% *
China Everbright International Ltd.	88,000	131,046
Park24 Company Ltd.	3,600	52,946
		183,992

Fertilizers & Agricultural Chemicals—0.1%
Agrium Inc.	4,321	410,369
Grupa Azoty S.A.	816	14,530
Israel Chemicals Ltd.	18,673	134,668
K+S AG	6,950	191,786
Potash Corporation of Saskatchewan Inc.	32,745	1,161,094
Syngenta AG	3,099	997,369
Taiwan Fertilizer Company Ltd.	28,000	49,358
The Israel Corporation Ltd.	88	41,747	(a)
Uralkali PJSC GDR	10,340	121,909
Yara International ASA	7,373	326,387
		3,449,217

Food Distributors—0.0% *
Metcash Ltd.	33,592	50,747
The Spar Group Ltd.	6,247	86,736
		137,483

Food Retail—0.3%
Alimentation Couche-Tard Inc., Class B	16,644	699,673
BIM Birlesik Magazalar AS	7,874	168,154
Casino Guichard Perrachon S.A.	2,125	195,424
China Resources Enterprise Ltd.	48,000	100,520
Colruyt S.A.	2,817	130,961
CP ALL PCL NVDR	164,800	211,886
Delhaize Group S.A.	3,869	281,761
Empire Company Ltd., Class A	1,327	100,386
Eurocash S.A.	2,510	26,771
FamilyMart Company Ltd.	2,200	82,781
George Weston Ltd.	1,978	171,373
J Sainsbury PLC	48,231	184,256
Jeronimo Martins SGPS S.A.	14,851	148,813
Koninklijke Ahold N.V.	30,280	538,162
Lawson Inc.	2,600	156,962
Loblaw Companies Ltd.	8,679	465,852
Magnit PJSC GDR	11,333	512,171
Metro Inc.	4,289	345,490
Pick n Pay Stores Ltd.	9,438	42,679
President Chain Store Corp.	21,000	162,200
Seven & I Holdings Company Ltd.	25,900	930,764
Shoprite Holdings Ltd.	16,646	240,893
Tesco PLC	279,303	814,703
WM Morrison Supermarkets PLC	91,077	259,975
Woolworths Ltd.	46,606	1,160,907
		8,133,517

Footwear—0.0% *
Anta Sports Products Ltd.	34,000	59,766
Asics Corp.	6,600	158,744
Pou Chen Corp.	80,000	96,469
Yue Yuen Industrial Holdings Ltd.	31,000	111,268
		426,247

Forest Products—0.0% *
Duratex S.A.	11,374	34,359

Gas Utilities—0.1%
APA Group	44,644	270,531
China Gas Holdings Ltd.	94,000	148,171
China Resources Gas Group Ltd.	34,000	87,866
Enagas S.A.	7,905	249,332
ENN Energy Holdings Ltd.	32,000	181,029
GAIL India Ltd.	14,061	98,728
Gas Natural SDG S.A.	12,304	309,084
Hong Kong & China Gas Company Ltd.	228,470	519,347
Korea Gas Corp.	1,143	51,399	(a)
Osaka Gas Company Ltd.	74,000	276,121
Perusahaan Gas Negara Persero Tbk PT	436,000	210,990
Petronas Gas Bhd	24,000	152,107
Snam S.p.A.	85,327	422,302
Toho Gas Company Ltd.	15,000	73,315
Tokyo Gas Company Ltd.	89,000	479,753
		3,530,075

General Merchandise Stores—0.0% *
Canadian Tire Corporation Ltd., Class A	3,488	369,624
Dollarama Inc.	6,270	321,552
Don Quijote Holdings Company Ltd.	2,000	137,362
Harvey Norman Holdings Ltd.	20,526	56,161
Lojas Americanas S.A.	4,875	24,025
		908,724

Gold—0.1%
Agnico Eagle Mines Ltd.	7,434	185,617
AngloGold Ashanti Ltd.	14,863	129,782	(a)
Barrick Gold Corp.	42,773	462,351
Cia de Minas Buenaventura S.A. ADR	8,589	82,111
Eldorado Gold Corp.	25,001	152,823
Franco-Nevada Corp.	6,022	297,448
Gold Fields Ltd.	31,089	140,534
Goldcorp Inc.	30,956	574,888
Kinross Gold Corp.	42,336	119,158	(a)
New Gold Inc.	16,844	72,422	(a)
Newcrest Mining Ltd.	33,547	295,883	(a)
Randgold Resources Ltd.	3,180	215,980
Yamana Gold Inc.	28,763	116,467
Zijin Mining Group Company Ltd., Class H	230,000	65,330
		2,910,794

Healthcare Distributors—0.0% *
Alfresa Holdings Corp.	6,400	77,212
Celesio AG	2,274	73,293
Medipal Holdings Corp.	5,400	63,010
Shanghai Pharmaceuticals Holding Company Ltd., Class H	22,700	51,111
Sinopharm Group Company Ltd., Class H	41,600	146,647
Suzuken Company Ltd.	2,600	71,752
		483,025

Healthcare Equipment—0.1%
Cochlear Ltd.	2,383	150,695
Elekta AB, Class B	14,831	150,996
Getinge AB, Class B	7,959	180,488
Olympus Corp.	8,700	304,471	(a)
Oxford Immunotec Global PLC	441	6,006	(a)
Smith & Nephew PLC	27,284	492,205
Sonova Holding AG	1,968	289,280
Sysmex Corp.	6,200	274,908
Terumo Corp.	12,400	281,163
William Demant Holding A/S	1,227	93,355	(a)
		2,223,567

Healthcare Facilities—0.0% *
Apollo Hospitals Enterprise Ltd.	2,610	46,682
Bangkok Dusit Medical Services PCL NVDR	109,000	56,768
Bumrungrad Hospital PCL NVDR	13,000	55,469
IHH Healthcare Bhd	95,100	130,967
Life Healthcare Group Holdings Ltd.	36,982	136,605
Mediclinic International Ltd.	14,711	127,327
Netcare Ltd.	33,031	107,940
Ramsay Health Care Ltd.	4,955	230,253
Ryman Healthcare Ltd.	4,493	29,863
		921,874

Healthcare Services—0.1%
Catamaran Corp.	7,568	392,824	(a)
Fresenius Medical Care AG & Company KGaA	7,926	591,571
Fresenius SE & Company KGaA	13,628	708,575
Miraca Holdings Inc.	2,100	90,253
Sonic Healthcare Ltd.	15,192	229,103
		2,012,326

Healthcare Supplies—0.1%
Coloplast A/S, Class B	4,118	344,652
Essilor International S.A.	8,314	927,172
Shandong Weigao Group Medical Polymer Company Ltd., Class H	60,000	48,666
		1,320,490

Healthcare Technology—0.0% *
M3 Inc.	4,800	80,237

Heavy Electrical Equipment—0.1%
ABB Ltd.	83,021	1,757,542
Alstom S.A.	9,100	293,499	(a)
Bharat Heavy Electricals Ltd.	22,240	93,515
Mitsubishi Electric Corp.	72,000	854,399
Shanghai Electric Group Company Ltd., Class H	108,000	57,206
Vestas Wind Systems A/S	8,000	290,567	(a)
		3,346,728

Highways & Railtracks—0.1%
Abertis Infraestructuras S.A.	17,665	350,293
Atlantia S.p.A.	13,697	318,345
CCR S.A.	36,100	209,277
EcoRodovias Infraestrutura e Logistica S.A.	6,200	24,864
Groupe Eurotunnel S.A.	21,236	274,160
Jasa Marga Persero Tbk PT	81,500	46,249
Jiangsu Expressway Company Ltd., Class H	44,000	52,386
OHL Mexico SAB de C.V.	24,300	45,337	(a)
Transurban Group	77,199	539,263
Zhejiang Expressway Company Ltd., Class H	52,000	60,552
		1,920,726

Home Building—0.0% *
Cyrela Brazil Realty S.A. Empreendimentos e Participacoes	11,000	45,768
Iida Group Holdings Company Ltd.	1,700	20,689
Persimmon PLC	12,340	301,516
Sekisui Chemical Company Ltd.	16,000	192,311
Sekisui House Ltd.	23,000	302,343
		862,627

Home Entertainment Software—0.0% *
GungHo Online Entertainment Inc.	14,400	52,086	(a)
Kingsoft Corporation Ltd.	27,000	53,201
Konami Corp.	3,800	69,600
NCSoft Corp.	618	101,348
Nexon Company Ltd.	4,000	37,253
Nintendo Company Ltd.	3,700	385,753
		699,241

Home Furnishing Retail—0.0% *
Nitori Holdings Company Ltd.	2,600	139,560

Home Furnishings—0.0% *
Steinhoff International Holdings Ltd.	67,730	346,464

Home Improvement Retail—0.0% *
Home Product Center PCL NVDR	100,649	25,189
Kingfisher PLC	87,568	463,089
		488,278

Hotels, Resorts & Cruise Lines—0.1%
Accor S.A.	6,094	273,931
Belmond Ltd., Class A	3,222	39,856	(a)
Carnival PLC	7,452	336,957
Flight Centre Travel Group Ltd.	2,032	53,918
Formosa International Hotels Corp.	1,210	12,922
Hotel Shilla Company Ltd.	1,000	82,946
InterContinental Hotels Group PLC	9,938	400,035
Minor International PCL NVDR	44,400	43,555
Shangri-La Asia Ltd.	64,000	87,532
TUI AG	6,492	104,365	(a)
		1,436,017

Household Appliances—0.0% *
Arcelik AS	8,562	54,747
Coway Company Ltd.	2,160	164,703
Electrolux AB, Class B	9,443	274,765
Haier Electronics Group Company Ltd.	31,000	73,652
Husqvarna AB, Class B	25,105	183,763
Rinnai Corp.	1,200	80,553
Techtronic Industries Company Ltd.	18,500	59,348
		891,531

Household Products—0.1%
Henkel AG & Company KGaA	4,010	388,443
Hindustan Unilever Ltd.	19,623	234,875
Kimberly-Clark de Mexico SAB de C.V., Class A	58,300	127,004
LG Household & Health Care Ltd.	359	203,482
Reckitt Benckiser Group PLC	23,973	1,942,476
Svenska Cellulosa AB SCA, Class B	16,924	363,335
Unicharm Corp.	14,100	337,640
Unilever Indonesia Tbk PT	56,500	146,547
		3,743,802

Human Resource & Employment Services—0.1%
Adecco S.A.	5,276	362,869
Capita PLC	22,774	382,026
Randstad Holding N.V.	4,968	239,042
Recruit Holdings Company Ltd.	5,300	152,067	(a)
Seek Ltd.	13,036	182,210
		1,318,214

Hypermarkets & Super Centers—0.1%
Aeon Company Ltd.	24,500	245,976
Almacenes Exito S.A.	7,211	88,601
Carrefour S.A.	23,412	712,460
Cencosud S.A.	43,221	106,484
Controladora Comercial Mexicana SAB de C.V.	13,600	47,924
Distribuidora Internacional de Alimentacion S.A.	22,662	153,560
E-Mart Company Ltd.	836	154,708
Massmart Holdings Ltd.	3,853	47,214
Metro AG	2,782	85,039	(a)

Sun Art Retail Group Ltd.	88,500	87,760
Wal-Mart de Mexico SAB de C.V., Class V	170,600	367,248
Wesfarmers Ltd.	43,154	1,464,583
		3,561,557

Independent Power Producers & Energy Traders—0.1%
Aboitiz Power Corp.	66,300	63,057
AES Gener S.A.	82,891	43,833
China Resources Power Holdings Company Ltd.	82,000	210,723
Colbun S.A.	260,471	69,829
Datang International Power Generation Company Ltd., Class H	112,000	60,472
Electric Power Development Company Ltd.	4,300	145,162
Empresa Nacional de Electricidad S.A.	137,870	210,368
Glow Energy PCL	17,700	47,594
Huaneng Power International Inc., Class H	126,000	170,577
NTPC Ltd.	44,321	100,776
TransAlta Corp.	9,219	83,733
		1,206,124

Industrial Conglomerates—0.3%
Aboitiz Equity Ventures Inc.	66,580	77,699
Aditya Birla Nuvo Ltd.	1,222	32,630
Alfa SAB de C.V., Class A	119,800	267,970
Alliance Global Group Inc.	117,400	58,645
Beijing Enterprises Holdings Ltd.	19,500	152,500
CITIC Ltd.	50,000	85,108
CJ Corp.	632	89,479
DMCI Holdings Inc.	140,000	48,961
Doosan Corp.	378	35,513
Enka Insaat ve Sanayi AS	17,548	39,544
Far Eastern New Century Corp.	117,565	116,280
Grupo Carso SAB de C.V.	22,000	108,629
Hutchison Whampoa Ltd.	71,000	812,529
Industries Qatar QSC	3,696	168,316
JG Summit Holdings Inc.	23,220	34,005
Keppel Corporation Ltd.	39,000	259,861
KOC Holding AS	23,474	123,971
Koninklijke Philips N.V.	33,458	969,814
LG Corp.	3,743	207,895
NWS Holdings Ltd.	61,395	112,295
Sembcorp Industries Ltd.	42,000	140,611
Shanghai Industrial Holdings Ltd.	20,000	59,727
Siemens AG	28,900	3,242,692
Siemens Ltd.	2,575	36,785
Sime Darby Bhd	76,700	201,750
SK Holdings Company Ltd.	1,018	151,099
SM Investments Corp.	10,194	184,195
Smiths Group PLC	15,368	261,428
The Bidvest Group Ltd.	11,502	300,681
Toshiba Corp.	150,000	631,988
Turkiye Sise ve Cam Fabrikalari AS	19,277	29,899
		9,042,499

Industrial Gases—0.1%
Air Liquide S.A.	13,311	1,647,099
Air Water Inc.	6,000	94,945
Linde AG	6,465	1,190,868
		2,932,912

Industrial Machinery—0.4%
Alfa Laval AB	12,518	235,724
Amada Company Ltd.	13,000	111,287
Andritz AG	3,315	182,246
Atlas Copco AB, Class A	25,881	717,147
Atlas Copco AB, Class B	10,739	273,747
China International Marine Containers Group Company Ltd., Class H	23,400	51,953
Doosan Infracore Company Ltd.	4,510	39,534	(a)
FANUC Corp.	6,600	1,087,166
GEA Group AG	7,004	307,939
Hiwin Technologies Corp.	7,426	61,458
IHI Corp.	53,000	268,159
IMI PLC	10,961	214,530
JTEKT Corp.	8,400	141,235
Kawasaki Heavy Industries Ltd.	60,000	272,591
Kone Oyj, Class B	10,463	476,357
Kurita Water Industries Ltd.	4,400	91,661
Makita Corp.	4,600	207,086
Melrose Industries PLC	41,199	170,612
Metso Oyj	5,381	161,105
Minebea Company Ltd.	4,000	59,015
Mitsubishi Heavy Industries Ltd.	116,000	639,542
Nabtesco Corp.	4,600	111,069
NGK Insulators Ltd.	10,000	204,786
NSK Ltd.	19,000	224,113
Pentair PLC	10,363	688,310
Sandvik AB	37,401	362,134
Schindler Holding AG	1,798	259,710
Schindler Holding AG	1,044	149,826
SKF AB, Class B	15,703	329,410
SMC Corp.	2,100	550,142
Sulzer AG	1,015	108,636
Sumitomo Heavy Industries Ltd.	21,000	112,850
The Weir Group PLC	8,910	255,607
THK Company Ltd.	4,600	110,441
Vallourec S.A.	4,128	111,876
Wartsila Oyj Abp	5,119	229,117
WEG S.A.	10,270	118,224
Zardoya Otis S.A.	6,534	72,460
		9,768,805

Industrial REITs—0.0% *
Ascendas Real Estate Investment Trust	84,000	150,624
Goodman Group	70,089	324,506
Nippon Prologis REIT Inc.	35	75,921
Segro PLC	27,782	159,220
		710,271

Integrated Oil & Gas—1.1%
BG Group PLC	127,288	1,704,039
BP PLC	664,130	4,217,371
Cenovus Energy Inc.	31,166	644,981
China Petroleum & Chemical Corp., Class H	987,400	799,614
Ecopetrol S.A.	226,632	198,357
Eni S.p.A.	89,903	1,574,784
Galp Energia SGPS S.A.	14,825	150,548
Gazprom OAO ADR	219,231	1,009,262

Husky Energy Inc.	13,955	331,330
Imperial Oil Ltd.	8,862	382,942
Lukoil OAO ADR	18,848	722,821
MOL Hungarian Oil & Gas PLC	1,514	66,612
OMV AG	3,925	104,221
Origin Energy Ltd.	41,319	391,871
PetroChina Company Ltd., Class H	788,000	872,691
Petroleo Brasileiro S.A.	110,600	399,012
Polskie Gornictwo Naftowe i Gazownictwo S.A.	63,407	78,817
PTT PCL NVDR	34,800	340,907
Repsol S.A.	33,198	621,494
Rosneft OAO GDR	45,830	159,776
Royal Dutch Shell PLC, Class A	145,446	4,855,974
Royal Dutch Shell PLC, Class B	88,848	3,071,071
Sasol Ltd.	20,896	779,831
Statoil ASA	36,649	641,439
Suncor Energy Inc.	56,774	1,808,729
Surgutneftegas OAO ADR	27,270	140,713
Surgutneftegas OAO ADR	29,028	120,466
Total S.A.	78,023	3,997,274
		30,186,947

Integrated Telecommunication Services—0.6%
Alibaba Health Information Technology Ltd.	44,000	28,694	(a)
BCE Inc.	10,884	500,669
Belgacom S.A.	4,685	169,988
Bezeq The Israeli Telecommunication Corporation Ltd.	71,154	126,508
BT Group PLC	285,164	1,774,476
China Communications Services Corporation Ltd., Class H	84,000	39,169
China Telecom Corporation Ltd., Class H	564,000	324,222
China Unicom Hong Kong Ltd.	184,000	246,105
Chunghwa Telecom Company Ltd.	108,000	320,116
Deutsche Telekom AG	114,610	1,833,798
Elisa Oyj	6,563	179,137
Hellenic Telecommunications Organization S.A.	10,479	114,585	(a)
HKT Trust	113,280	147,245
Koninklijke KPN N.V.	102,405	323,328
KT Corp.	1,110	31,388
LG Uplus Corp.	8,060	84,037
Nippon Telegraph & Telephone Corp.	13,100	668,540
O2 Czech Republic AS	3,979	40,478
Ooredoo QSC	3,023	101,541
Orange Polska S.A.	28,318	65,954
Orange S.A.	72,346	1,230,367
PCCW Ltd.	173,000	118,235
Rostelecom OJSC ADR	7,764	70,215
Singapore Telecommunications Ltd.	269,000	789,328
Spark New Zealand Ltd.	68,211	165,683
Swisscom AG	669	351,244
TDC A/S	28,766	219,420
Telecom Egypt Co.	13,363	22,004
Telecom Italia S.p.A.	422,912	451,030	(a)
Telecom Italia S.p.A.	190,334	159,128
Telefonica Deutschland Holding AG	18,390	97,464
Telefonica S.A.	150,210	2,156,643
Telekom Malaysia Bhd	42,600	83,630
Telekomunikasi Indonesia Persero Tbk PT	1,797,500	413,117

Telenor ASA	26,623	535,346
TeliaSonera AB	80,827	517,496
Telstra Corporation Ltd.	139,731	679,990
TELUS Corp.	11,130	402,535
True Corporation PCL	233,861	77,994	(a)
Turk Telekomunikasyon AS	16,769	52,097
Vivendi S.A.	46,321	1,152,954
XL Axiata Tbk PT	93,500	36,664
		16,902,562

Internet Retail—0.0% *
Rakuten Inc.	30,300	420,942	(a)
Travelport Worldwide Ltd.	970	17,460
		438,402

Internet Software & Services—0.2%
Cimpress N.V.	1,109	82,998	(a)
Daum Kakao Corp.	251	28,089
Kakaku.com Inc.	3,100	44,308
NAVER Corp.	1,084	694,231
Tencent Holdings Ltd.	194,300	2,811,239
United Internet AG	4,602	207,297
Wix.com Ltd.	477	10,017	(a)
Yahoo Japan Corp.	50,100	179,382
		4,057,561

Investment Banking & Brokerage—0.1%
CITIC Securities Company Ltd., Class H	42,500	158,850
Daewoo Securities Company Ltd.	7,490	66,188	(a)
Daiwa Securities Group Inc.	62,000	485,003
Haitong Securities Company Ltd., Class H	49,200	122,668
ICAP PLC	21,687	151,919
Korea Investment Holdings Company Ltd.	1,740	76,511
Macquarie Group Ltd.	8,853	418,477
Mediobanca S.p.A.	20,019	162,665
Nomura Holdings Inc.	120,200	679,564
Samsung Securities Company Ltd.	2,292	92,164
Woori Investment & Securities Company Ltd.	6,220	57,394
Yuanta Financial Holding Company Ltd.	359,775	174,501
		2,645,904

IT Consulting & Other Services—0.2%
AtoS	2,010	159,705
Cap Gemini S.A.	5,602	400,639
CGI Group Inc., Class A	7,985	305,336	(a)
Fujitsu Ltd.	68,000	362,206
HCL Technologies Ltd.	7,684	194,926
Infosys Ltd.	33,794	1,047,193
Itochu Techno-Solutions Corp.	900	31,725
Luxoft Holding Inc.	270	10,398	(a)
Nomura Research Institute Ltd.	3,800	116,112
NTT Data Corp.	5,300	197,261
Otsuka Corp.	1,800	57,020
Samsung SDS Company Ltd.	718	191,724	(a)
SK C&C Company Ltd.	721	139,639
Tata Consultancy Services Ltd.	18,636	756,984
Tech Mahindra Ltd.	2,313	94,817
Wipro Ltd.	25,134	218,597
		4,284,282

Leisure Facilities—0.0% *
Oriental Land Company Ltd.	1,400	322,550

Leisure Products—0.0% *
Bandai Namco Holdings Inc.	6,600	139,596
Giant Manufacturing Company Ltd.	10,000	88,371
Merida Industry Company Ltd.	7,350	49,627
Sankyo Company Ltd.	1,900	65,115
Sega Sammy Holdings Inc.	7,400	94,586
Shimano Inc.	3,200	414,071
Yamaha Corp.	6,100	89,827
		941,193

Life & Health Insurance—0.6%
Aegon N.V.	62,069	466,509
AIA Group Ltd.	444,600	2,443,588
AMP Ltd.	120,452	537,746
Cathay Financial Holding Company Ltd.	326,417	482,326
China Life Insurance Company Ltd.	94,050	77,693
China Life Insurance Company Ltd., Class H	264,000	1,029,268
China Taiping Insurance Holdings Company Ltd.	39,688	112,783	(a)
CNP Assurances	5,764	102,185
Delta Lloyd N.V.	7,100	156,131
Discovery Ltd.	10,317	98,772
Friends Life Group Ltd.	55,034	312,681
Great-West Lifeco Inc.	7,616	220,869
Hanwha Life Insurance Company Ltd.	8,480	64,070
Industrial Alliance Insurance & Financial Services Inc.	3,775	144,807
Legal & General Group PLC	230,848	891,709
Liberty Holdings Ltd.	4,059	43,047
Manulife Financial Corp.	70,176	1,343,841
MMI Holdings Ltd.	36,164	93,780
New China Life Insurance Company Ltd., Class H	23,300	117,062
NN Group N.V.	1,277	38,123	(a)
Old Mutual PLC	188,458	555,648
Ping An Insurance Group Company of China Ltd., Class H	76,000	768,549
Power Corporation of Canada	13,526	370,892
Power Financial Corp.	7,564	236,275
Prudential PLC	91,658	2,119,967
Rand Merchant Insurance Holdings Ltd.	22,171	78,306
Samsung Life Insurance Company Ltd.	2,361	250,003
Sanlam Ltd.	67,666	407,130
Shin Kong Financial Holding Company Ltd.	255,326	72,322
Sony Financial Holdings Inc.	6,500	95,621
Standard Life PLC	92,638	574,065
Sun Life Financial Inc.	24,295	879,298
Swiss Life Holding AG	1,203	284,489
T&D Holdings Inc.	22,500	269,468
The Dai-ichi Life Insurance Company Ltd.	32,700	495,905
		16,234,928

Life Sciences Tools & Services—0.0% *
Divi’s Laboratories Ltd.	1,428	38,941
Lonza Group AG	1,992	224,407
QIAGEN N.V.	9,834	229,064	(a)
		492,412

Managed Healthcare—0.0% *
Odontoprev S.A.	10,100	37,464
Qualicorp S.A.	8,200	85,757	(a)
		123,221

Marine—0.1%
AP Moeller—Maersk A/S, Class A	91	174,160
AP Moeller—Maersk A/S, Class B	249	495,305
China COSCO Holdings Company Ltd., Class H	102,500	50,343	(a)
China Shipping Container Lines Company Ltd., Class H	146,000	45,679	(a)
Evergreen Marine Corporation Taiwan Ltd.	64,000	45,127	(a)
Hyundai Merchant Marine Company Ltd.	2,675	24,337	(a)
Kuehne + Nagel International AG	1,386	188,372
MISC Bhd	62,200	128,331
Mitsui OSK Lines Ltd.	42,000	124,316
Navios Maritime Holdings Inc.	2,725	11,200
Nippon Yusen KK	69,000	194,704
Safe Bulkers Inc.	1,329	5,196
U-Ming Marine Transport Corp.	17,000	26,697
Yang Ming Marine Transport Corp.	59,000	31,263	(a)
		1,545,030

Marine Ports & Services—0.0% *
Adani Ports & Special Economic Zone Ltd.	14,192	71,648
China Merchants Holdings International Company Ltd., Class H	42,000	140,800
COSCO Pacific Ltd.	62,000	87,966
DP World Ltd.	6,267	130,912
Hutchison Port Holdings Trust, Class U	201,000	138,139
International Container Terminal Services Inc.	26,800	68,487
Kamigumi Company Ltd.	8,000	71,194
Mitsubishi Logistics Corp.	5,000	72,649
		781,795

Metal & Glass Containers—0.0% *
Nampak Ltd.	13,509	50,772
Rexam PLC	28,486	200,624
Toyo Seikan Group Holdings Ltd.	5,800	71,976
		323,372

Motorcycle Manufacturers—0.0% *
Bajaj Auto Ltd.	3,146	120,850
Hero Motocorp Ltd.	3,073	150,465
Yamaha Motor Company Ltd.	10,600	211,874
		483,189

Movies & Entertainment—0.0% *
Eros International PLC	733	15,510	(a)
Toho Company Ltd.	4,400	99,738
		115,248

Multi-Line Insurance—0.4%
Ageas	9,634	342,539
Allianz SE	16,790	2,780,863
Assicurazioni Generali S.p.A.	46,975	964,530
Aviva PLC	109,420	822,456
AXA S.A.	62,330	1,436,273
Baloise Holding AG	1,917	245,150
BB Seguridade Participacoes S.A.	23,900	289,152
China Pacific Insurance Group Company Ltd., Class H	107,400	536,889

Fairfax Financial Holdings Ltd.	614	322,720
Gjensidige Forsikring ASA	7,732	125,416
Mapfre S.A.	49,475	167,225
Porto Seguro S.A.	4,400	50,320
Powszechny Zaklad Ubezpieczen S.A.	2,320	315,595
Sampo Oyj, Class A	14,449	676,421
Sul America S.A.	5,000	24,309
UnipolSai S.p.A.	19,507	52,520
Vienna Insurance Group AG Wiener Versicherung Gruppe	1,571	70,214
Zurich Insurance Group AG	5,504	1,720,965
		10,943,557

Multi-Sector Holdings—0.1%
Ayala Corp.	7,150	110,465
Corporation Financiera Colombiana S.A.	2,956	49,704
Eurazeo S.A.	1,377	96,440
Exor S.p.A.	3,417	140,205
First Pacific Company Ltd.	94,000	92,702
Groupe Bruxelles Lambert S.A.	2,198	187,534
Grupo de Inversiones Suramericana S.A.	8,633	145,306
Haci Omer Sabanci Holding AS	34,397	149,103
Industrivarden AB, Class C	4,939	85,374
Investment AB Kinnevik, Class B	10,674	345,660
Investor AB, Class B	17,871	647,036
Metro Pacific Investments Corp.	129,200	13,201
Onex Corp.	3,866	225,168
Pargesa Holding S.A.	1,294	99,908
Remgro Ltd.	19,519	426,974
Wendel S.A.	1,280	143,416
		2,958,196

Multi-Utilities—0.2%
AGL Energy Ltd.	28,062	306,806
Atco Ltd., Class I	2,398	98,674
Canadian Utilities Ltd., Class A	4,562	161,132
Centrica PLC	178,420	773,136
E.ON SE	71,161	1,216,262
GDF Suez	52,639	1,227,490
National Grid PLC	130,483	1,852,231
RWE AG	16,339	504,298
Suez Environnement Co.	10,531	183,484
Veolia Environnement S.A.	14,035	248,600
YTL Corporation Bhd	200,400	91,130
YTL Power International Bhd	87,045	36,746
		6,699,989

Office REITs—0.0% *
CapitaCommercial Trust	95,000	125,382
Japan Prime Realty Investment Corp.	29	100,807
Japan Real Estate Investment Corp.	46	221,428
Nippon Building Fund Inc.	56	280,856
		728,473

Office Services & Supplies—0.0% *
Societe BIC S.A.	1,036	137,709

Oil & Gas Drilling—0.0% *
China Oilfield Services Ltd., Class H	58,000	99,995
Gulf International Services OSC	3,536	94,596
Noble Corporation PLC	13,969	231,466

North Atlantic Drilling Ltd.	2,464	4,016
Seadrill Ltd.	8,535	98,165
Transocean Ltd.	10,428	191,459
Transocean Ltd.	18,892	346,290
		1,065,987

Oil & Gas Equipment & Services—0.0% *
AMEC Foster Wheeler PLC	12,623	166,778
Bumi Armada Bhd	85,600	26,666	(a)
CHC Group Ltd.	1,169	3,764	(a)
Nordic American Offshore Ltd.	598	7,344	(a)
Petrofac Ltd.	10,564	115,132
Saipem S.p.A.	10,901	114,272	(a)
Sapurakencana Petroleum Bhd	127,700	84,485
Subsea 7 S.A.	11,444	116,409
Technip S.A.	4,256	253,519
Tenaris S.A.	12,731	192,376
WorleyParsons Ltd.	8,516	69,925
		1,150,670

Oil & Gas Exploration & Production—0.3%
ARC Resources Ltd.	11,975	260,126
Baytex Energy Corp.	4,899	81,717
Cairn India Ltd.	17,722	67,362
Canadian Natural Resources Ltd.	42,635	1,322,210
Canadian Oil Sands Ltd.	18,537	166,765
CNOOC Ltd.	690,000	932,972
Crescent Point Energy Corp.	13,560	315,044
Encana Corp.	28,724	401,008
Enerplus Corp.	7,283	70,362
Inpex Corp.	36,100	401,514
Kunlun Energy Company Ltd.	138,000	130,766
Lundin Petroleum AB	8,987	128,070	(a)
MEG Energy Corp.	5,897	99,535	(a)
NOVATEK OAO GDR	4,285	333,699
Oil & Natural Gas Corporation Ltd.	28,871	155,209
Oil India Ltd.	6,573	60,006
Pacific Rubiales Energy Corp.	11,182	69,414
Penn West Petroleum Ltd.	17,358	36,417
Peyto Exploration & Development Corp.	4,880	141,018
PrairieSky Royalty Ltd.	1,720	45,441
PTT Exploration & Production PCL NVDR	52,000	176,092
Santos Ltd.	27,596	184,775
Talisman Energy Inc.	39,373	309,341
Tatneft OAO ADR	9,139	224,103
Tourmaline Oil Corp.	6,249	208,795	(a)
Tullow Oil PLC	29,038	187,209
Vermilion Energy Inc.	4,105	202,016
Woodside Petroleum Ltd.	25,579	792,979
		7,503,965

Oil & Gas Refining & Marketing—0.1%
Bharat Petroleum Corporation Ltd.	6,480	66,049
Caltex Australia Ltd.	4,925	136,981
Cosan S.A. Industria e Comercio	5,500	59,693
Delek Group Ltd.	174	43,746
Empresas COPEC S.A.	18,588	209,818
Formosa Petrochemical Corp.	43,000	93,281

Grupa Lotos S.A.	2,254	16,182	(a)
GS Holdings Corp.	2,084	75,856
Idemitsu Kosan Company Ltd.	3,200	52,792
IRPC PCL NVDR	378,600	35,078
JX Holdings Inc.	90,000	349,908
Keyera Corp.	3,488	244,137
Neste Oil Oyj	1,999	48,523
Petronas Dagangan Bhd	8,900	43,618
Polski Koncern Naftowy Orlen S.A.	13,345	181,900
Reliance Industries Ltd.	49,769	700,560
S-Oil Corp.	1,820	79,970
Showa Shell Sekiyu KK	7,600	74,792
SK Innovation Company Ltd.	2,421	186,467
Thai Oil PCL NVDR	30,500	38,811
TonenGeneral Sekiyu KK	11,000	93,813
Tupras Turkiye Petrol Rafinerileri AS	5,349	126,383
		2,958,358

Oil & Gas Storage & Transportation—0.2%
AltaGas Ltd.	4,683	175,231
Ardmore Shipping Corp.	611	7,314
DHT Holdings Inc.	3,110	22,734
Enbridge Inc.	29,021	1,496,840
Inter Pipeline Ltd.	11,848	367,638
Koninklijke Vopak N.V.	2,589	134,322
Navios Maritime Acquisition Corp.	2,781	10,095
Pembina Pipeline Corp.	12,074	441,367
TransCanada Corp.	23,852	1,175,868
Ultrapar Participacoes S.A.	11,400	220,649
		4,052,058

Other Diversified Financial Services—0.1%
African Bank Investments Ltd.	52,786	46	(d)
FirstRand Ltd.	120,303	522,936
Fubon Financial Holding Company Ltd.	274,000	436,133
ING Groep N.V.	137,601	1,777,758	(a)
ORIX Corp.	41,200	517,914
RMB Holdings Ltd.	26,636	147,084
		3,401,871

Packaged Foods & Meats—0.8%
Ajinomoto Company Inc.	22,000	409,179
Aryzta AG	3,492	268,507
Associated British Foods PLC	10,788	527,635
Barry Callebaut AG	87	89,244
BRF S.A.	27,600	658,695
Calbee Inc.	2,400	82,593
Charoen Pokphand Foods PCL NVDR	115,100	94,727
China Mengniu Dairy Company Ltd.	53,000	218,229
Chocoladefabriken Lindt & Sprungli AG	3	173,201
Chocoladefabriken Lindt & Sprungli AG	33	163,258
CJ CheilJedang Corp.	320	89,172
Danone S.A.	21,144	1,382,354
GlaxoSmithKline Consumer Healthcare Ltd.	162	15,083
Gruma SAB de C.V., Class B	8,900	95,263
Grupo Bimbo SAB de C.V., Class A	66,600	183,311	(a)
Indofood CBP Sukses Makmur Tbk PT	32,000	33,746
Indofood Sukses Makmur Tbk PT	165,000	89,955

JBS S.A.	25,900	109,126
Kerry Group PLC, Class A	5,662	391,166
Kikkoman Corp.	6,000	146,913
Lotte Confectionery Company Ltd.	35	56,706
M Dias Branco S.A.	1,000	34,234
MEIJI Holdings Company Ltd.	2,300	209,051
Nestle S.A.	116,582	8,503,647
NH Foods Ltd.	7,000	153,001
Nisshin Seifun Group Inc.	8,400	81,242
Nissin Foods Holdings Company Ltd.	2,300	109,520
Orion Corp.	139	128,340
Orkla ASA	24,379	164,973
PPB Group Bhd	17,800	72,799
Saputo Inc.	11,396	343,577
Standard Foods Corp.	12,535	27,767
Tate & Lyle PLC	19,062	178,675
Tiger Brands Ltd.	6,889	218,319
Tingyi Cayman Islands Holding Corp.	82,000	186,974
Toyo Suisan Kaisha Ltd.	4,000	128,672
Ulker Biskuvi Sanayi AS	3,012	23,809
Uni-President China Holdings Ltd.	48,000	44,442
Uni-President Enterprises Corp.	182,023	287,854
Unilever N.V.	57,977	2,267,927
Unilever PLC	44,966	1,827,647
Universal Robina Corp.	30,200	131,669
Want Want China Holdings Ltd.	242,000	318,055
Yakult Honsha Company Ltd.	3,400	179,297
Yamazaki Baking Company Ltd.	4,000	49,310
		20,948,864

Paper Packaging—0.0% *
Amcor Ltd.	45,177	498,240
Klabin S.A.	19,600	107,825
		606,065

Paper Products—0.0% *
Empresas CMPC S.A.	49,402	124,122
Fibria Celulose S.A.	9,300	113,650	(a)
Lee & Man Paper Manufacturing Ltd.	71,000	39,920
Nine Dragons Paper Holdings Ltd.	63,000	54,859
Oji Holdings Corp.	31,000	110,808
Sappi Ltd.	19,577	70,975	(a)
Stora Enso Oyj, Class R	16,499	147,517
UPM-Kymmene Oyj	21,948	359,687
		1,021,538

Personal Products—0.1%
AMOREPACIFIC Corp.	131	264,471
AMOREPACIFIC Group	68	61,502
Beiersdorf AG	3,476	282,230
Dabur India Ltd.	13,803	51,193
Godrej Consumer Products Ltd.	4,709	72,736
Hengan International Group Company Ltd.	29,500	308,134
Hypermarcas S.A.	12,800	80,175	(a)
Kao Corp.	19,700	776,115
L’Oreal S.A.	8,662	1,449,775
Natura Cosmeticos S.A.	7,200	86,269
Shiseido Company Ltd.	15,000	210,164
		3,642,764

Pharmaceuticals—1.6%
Aspen Pharmacare Holdings Ltd.	11,107	387,446
Astellas Pharma Inc.	81,200	1,129,390
AstraZeneca PLC	46,947	3,317,281
Aurobindo Pharma Ltd.	4,457	80,101
Bayer AG	30,698	4,184,394
Celltrion Inc.	2,610	91,672	(a)
Chugai Pharmaceutical Company Ltd.	8,200	201,144
Cipla Ltd.	12,861	127,284
CSPC Pharmaceutical Group Ltd.	42,000	36,916
Daiichi Sankyo Company Ltd.	21,800	304,532
Dr Reddy’s Laboratories Ltd.	3,837	195,364
Eisai Company Ltd.	9,900	382,497
Endo International PLC	4,052	292,230	(a)
Genomma Lab Internacional SAB de C.V., Class B	29,900	57,022	(a)
GlaxoSmithKline PLC	176,137	3,780,346
Hisamitsu Pharmaceutical Company Inc.	2,400	75,606
Kalbe Farma Tbk PT	854,500	125,978
Kyowa Hakko Kirin Company Ltd.	8,000	75,261
Merck KGaA	5,152	484,846
Mitsubishi Tanabe Pharma Corp.	8,600	125,943
Novartis AG	84,742	7,863,618
Novo Nordisk A/S, Class B	72,486	3,066,489
Ono Pharmaceutical Company Ltd.	3,200	283,042
Orion Oyj, Class B	4,156	129,254
Otsuka Holdings Company Ltd.	14,600	437,306
Piramal Enterprises Ltd.	2,159	28,532
Ranbaxy Laboratories Ltd.	4,850	48,249	(a)
Richter Gedeon Nyrt	2,156	29,107
Roche Holding AG	25,901	7,021,558
Sanofi	42,221	3,849,307
Santen Pharmaceutical Company Ltd.	2,700	145,214
ScinoPharm Taiwan Ltd.	10,816	19,089
Shionogi & Company Ltd.	11,900	307,152
Shire PLC	21,938	1,556,054
Sihuan Pharmaceutical Holdings Group Ltd.	185,000	123,762
Sino Biopharmaceutical Ltd.	124,000	112,370
Sumitomo Dainippon Pharma Company Ltd.	6,100	59,015
Sun Pharmaceutical Industries Ltd.	23,014	300,916
Taisho Pharmaceutical Holdings Company Ltd.	1,300	79,354
Takeda Pharmaceutical Company Ltd.	26,800	1,108,396
Teva Pharmaceutical Industries Ltd.	30,129	1,731,157
Theravance Biopharma Inc.	810	12,085	(a)
UCB S.A.	3,936	299,283
Valeant Pharmaceuticals International Inc.	11,019	1,582,379	(a)
Yuhan Corp.	304	46,716
		45,694,657

Precious Metals & Minerals—0.0% *
Anglo American Platinum Ltd.	3,198	93,880	(a)
Fresnillo PLC	4,958	58,950
Impala Platinum Holdings Ltd.	21,829	142,645	(a)
Industrias Penoles SAB de C.V.	6,055	118,305
		413,780

Property & Casualty Insurance—0.2%
Admiral Group PLC	8,319	170,736
Direct Line Insurance Group PLC	30,088	136,163
Dongbu Insurance Company Ltd.	1,830	91,386
Hyundai Marine & Fire Insurance Company Ltd.	2,720	64,355
Insurance Australia Group Ltd.	85,299	434,141
Intact Financial Corp.	5,931	429,367
MS&AD Insurance Group Holdings Inc.	19,300	456,937
People’s Insurance Company Group of China Ltd., Class H	224,000	103,819
PICC Property & Casualty Company Ltd., Class H	152,600	294,468
QBE Insurance Group Ltd.	50,715	461,612
RSA Insurance Group PLC	42,571	287,536	(a)
Samsung Fire & Marine Insurance Company Ltd.	1,257	323,070
Sompo Japan Nipponkoa Holdings Inc.	13,000	326,606
Suncorp Group Ltd.	52,094	596,532
Tokio Marine Holdings Inc.	25,800	837,120
Tryg A/S	1,127	125,942
		5,139,790

Publishing—0.1%
Axel Springer SE	1,610	97,107
Lagardere SCA	4,450	115,887
Pearson PLC	30,960	572,011
Reed Elsevier N.V.	26,968	644,012
Reed Elsevier PLC	36,929	631,083
Singapore Press Holdings Ltd.	62,737	199,089
Thomson Reuters Corp.	15,288	618,648
Wolters Kluwer N.V.	11,537	352,054
		3,229,891

Railroads—0.3%
Asciano Ltd.	36,444	178,902
Aurizon Holdings Ltd.	79,572	298,491
BTS Group Holdings PCL NVDR	100,000	29,117
Canadian National Railway Co.	28,791	1,989,083
Canadian Pacific Railway Ltd.	5,934	1,146,326
Central Japan Railway Co.	5,300	793,582
East Japan Railway Co.	12,200	918,642
Hankyu Hanshin Holdings Inc.	44,000	235,794
Keikyu Corp.	19,000	140,442
Keio Corp.	23,000	165,294
Keisei Electric Railway Company Ltd.	10,000	121,478
Kintetsu Corp.	74,000	243,072
MTR Corporation Ltd.	63,500	259,789
Nagoya Railroad Company Ltd.	32,000	119,029
Odakyu Electric Railway Company Ltd.	24,000	212,391
Tobu Railway Company Ltd.	40,000	170,882
Tokyu Corp.	44,000	272,383
West Japan Railway Co.	6,700	316,460
		7,611,157

Real Estate Development—0.1%
Bumi Serpong Damai Tbk PT	185,500	26,924
Cheung Kong Holdings Ltd.	49,000	821,832
China Overseas Land & Investment Ltd.	172,000	509,906
China Resources Land Ltd.	80,000	210,750
China Vanke Company Ltd., Class H	49,400	109,330	(a)
Country Garden Holdings Company Ltd.	181,333	71,653

Emaar Properties PJSC	107,723	207,617
Evergrande Real Estate Group Ltd.	257,000	103,893
Farglory Land Development Company Ltd.	13,862	16,481
Guangzhou R&F Properties Company Ltd., Class H	33,600	41,037
Highwealth Construction Corp.	18,000	36,094
IOI Properties Group Bhd	63,949	44,101
Keppel Land Ltd.	31,000	79,833
Lippo Karawaci Tbk PT	744,500	61,126
Longfor Properties Company Ltd.	50,000	64,555
Ruentex Development Company Ltd.	24,578	38,847
Shimao Property Holdings Ltd.	51,500	114,312
Shui On Land Ltd.	136,666	32,491
Sino Land Company Ltd.	116,000	185,021
Sino-Ocean Land Holdings Ltd.	104,500	59,320
SOHO China Ltd.	76,000	53,699
Talaat Moustafa Group	36,052	48,975
UEM Sunrise Bhd	59,300	23,766
		2,961,563

Real Estate Operating Companies—0.1%
Aeon Mall Company Ltd.	4,000	70,816
BR Malls Participacoes S.A.	17,200	106,311
Central Pattana PCL NVDR	44,200	60,632
Deutsche Annington Immobilien SE	5,812	197,327
Deutsche Wohnen AG	11,330	267,272
First Capital Realty Inc.	863	13,904
Global Logistic Properties Ltd.	142,000	264,655
Hulic Company Ltd.	10,000	99,876
Hysan Development Company Ltd.	26,000	115,385
IMMOFINANZ AG	43,610	109,832	(a)
Multiplan Empreendimentos Imobiliarios S.A.	3,200	57,109
NTT Urban Development Corp.	4,500	45,274
SM Prime Holdings Inc.	245,000	92,743
Swire Properties Ltd.	50,800	149,797
Swiss Prime Site AG	1,980	145,464
		1,796,397

Real Estate Services—0.0% *
Altisource Asset Management Corp.	46	14,265	(a)
Altisource Portfolio Solutions S.A.	435	14,699	(a)
		28,964

Regional Banks—0.1%
Bank of Queensland Ltd.	4,889	48,281
Bendigo & Adelaide Bank Ltd.	15,355	160,042
BS Financial Group Inc.	7,204	94,846
Chongqing Rural Commercial Bank Company Ltd., Class H	92,000	57,195
DGB Financial Group Inc.	5,020	51,601
First BanCorp	3,567	20,938	(a)
Fukuoka Financial Group Inc.	30,000	154,516
Hokuhoku Financial Group Inc.	34,000	68,496
Resona Holdings Inc.	90,600	457,227
Seven Bank Ltd.	22,000	92,256
Shinsei Bank Ltd.	64,000	111,280
Suruga Bank Ltd.	7,000	128,516
The Bank of Kyoto Ltd.	14,000	116,922
The Bank of Yokohama Ltd.	47,000	255,026
The Chiba Bank Ltd.	27,000	176,759

The Chugoku Bank Ltd.	7,000	95,325
The Gunma Bank Ltd.	14,000	90,766
The Hachijuni Bank Ltd.	15,000	96,261
The Hiroshima Bank Ltd.	19,000	90,346
The Iyo Bank Ltd.	11,000	119,024
The Joyo Bank Ltd.	25,000	123,679
The Shizuoka Bank Ltd.	21,000	191,846
Yamaguchi Financial Group Inc.	8,000	82,138
		2,883,286

Reinsurance—0.1%
Hannover Rueck SE	2,353	212,267
Muenchener Rueckversicherungs-Gesellschaft AG	5,869	1,168,737
RenaissanceRe Holdings Ltd.	1,015	98,678
SCOR SE	5,925	179,530
Swiss Re AG	11,917	998,860
Third Point Reinsurance Ltd.	1,947	28,212	(a)
		2,686,284

Renewable Electricity—0.0% *
Abengoa Yield PLC	973	26,583
China Longyuan Power Group Corporation Ltd., Class H	101,000	103,761
Enel Green Power S.p.A.	65,696	137,644
Energy Development Corp.	270,200	49,130
Meridian Energy Ltd.	39,224	53,690
Tractebel Energia S.A.	6,100	78,324
		449,132

Research & Consulting Services—0.1%
ALS Ltd.	9,879	42,896
Bureau Veritas S.A.	8,532	189,034
Experian PLC	35,288	595,096
Intertek Group PLC	6,828	247,222
SGS S.A.	197	402,491
		1,476,739

Residential REITs—0.0% *
Emlak Konut Gayrimenkul Yatirim Ortakligi AS	58,985	69,670

Restaurants—0.1%
Compass Group PLC	62,679	1,071,812
Jollibee Foods Corp.	15,290	73,093
McDonald’s Holdings Company Japan Ltd.	2,600	56,853
Restaurant Brands International Inc.	3,108	122,093	(a)
Sodexo SA	3,708	362,955
Whitbread PLC	7,512	556,166
		2,242,972

Retail REITs—0.2%
CapitaMall Trust	109,000	167,299
Corio N.V.	2,712	132,812
Federation Centres	53,686	125,294
Hammerson PLC	30,144	282,413
Intu Properties PLC	36,016	186,278
Japan Retail Fund Investment Corp.	77	162,567
Klepierre	3,685	158,227
Novion Property Group	82,684	142,458
RioCan Real Estate Investment Trust	5,179	118,179

Scentre Group	200,912	570,578	(a)
The Link REIT	92,500	578,509
Unibail-Rodamco SE	3,746	960,982
Westfield Corp.	63,377	465,686	(a)
		4,051,282

Security & Alarm Services—0.0% *
G4S PLC	64,223	277,149
S-1 Corp.	841	54,260
Secom Company Ltd.	8,100	464,936
Securitas AB, Class B	11,896	143,313
		939,658

Semiconductor Equipment—0.1%
Advantest Corp.	5,600	69,342
ASM Pacific Technology Ltd.	9,300	88,547
ASML Holding N.V.	13,684	1,478,522
GCL-Poly Energy Holdings Ltd.	394,000	92,025	(a)
Hanergy Thin Film Power Group Ltd.	456,000	165,821
Hermes Microvision Inc.	1,000	50,011
Tokyo Electron Ltd.	6,700	507,575
		2,451,843

Semiconductors—0.5%
Advanced Semiconductor Engineering Inc.	263,000	312,346
ARM Holdings PLC	50,928	782,701
Avago Technologies Ltd.	14,030	1,411,278
Epistar Corp.	31,000	61,349
Infineon Technologies AG	41,559	439,771
Inotera Memories Inc.	84,000	131,796	(a)
Kinsus Interconnect Technology Corp.	10,000	33,041
MediaTek Inc.	49,352	717,451
Novatek Microelectronics Corp.	22,000	122,938
Phison Electronics Corp.	5,000	34,307
Powertech Technology Inc.	27,000	45,942
Radiant Opto-Electronics Corp.	15,450	49,190
Realtek Semiconductor Corp.	16,160	53,664
Rohm Company Ltd.	3,600	216,704
Samsung Electronics Company Ltd.	4,004	4,813,785
Siliconware Precision Industries Company Ltd.	108,000	162,737
SK Hynix Inc.	21,170	904,709	(a)
STMicroelectronics N.V.	14,581	108,797
Taiwan Semiconductor Manufacturing Company Ltd.	891,000	3,925,275
Transcend Information Inc.	6,000	18,619
United Microelectronics Corp.	501,000	232,550
Vanguard International Semiconductor Corp.	19,000	31,091
		14,610,041

Silver—0.0% *
Silver Wheaton Corp.	14,644	298,759

Soft Drinks—0.1%
Arca Continental SAB de C.V.	14,500	91,733
Coca-Cola Amatil Ltd.	23,185	175,466
Coca-Cola Femsa SAB de C.V., Class L	16,500	142,917
Coca-Cola HBC AG	6,874	130,932
Coca-Cola Icecek AS	2,227	48,099
Fomento Economico Mexicano SAB de C.V.	78,500	696,926
Suntory Beverage & Food Ltd.	5,100	176,032
		1,462,105

Specialized Finance—0.1%
ASX Ltd.	8,294	248,039
BM&FBovespa S.A.	83,000	307,558
Chailease Holding Company Ltd.	31,460	77,915
Deutsche Boerse AG	7,072	502,550
Far East Horizon Ltd.	53,000	52,091
Hong Kong Exchanges and Clearing Ltd.	32,800	724,098
Japan Exchange Group Inc.	10,000	232,888
London Stock Exchange Group PLC	9,756	335,834
Mitsubishi UFJ Lease & Finance Company Ltd.	22,400	105,242
Power Finance Corporation Ltd.	10,821	51,401
Rural Electrification Corporation Ltd.	11,578	61,080
Singapore Exchange Ltd.	38,000	223,330
		2,922,026

Specialty Chemicals—0.2%
Akzo Nobel N.V.	9,271	641,461
Asian Paints Ltd.	10,450	123,917
Croda International PLC	5,451	225,080
Daicel Corp.	11,000	128,362
EMS-Chemie Holding AG	324	131,235
Givaudan S.A.	322	577,942
Hitachi Chemical Company Ltd.	4,000	70,599
Johnson Matthey PLC	7,774	409,167
JSR Corp.	6,700	114,890
Kansai Paint Company Ltd.	6,000	92,863
Koninklijke DSM N.V.	6,720	409,873
Nippon Paint Holdings Company Ltd.	2,000	57,900
Nitto Denko Corp.	5,500	307,020
Novozymes A/S, Class B	8,837	372,023
Shin-Etsu Chemical Company Ltd.	14,700	956,048
Sika AG	85	250,884
Symrise AG	2,884	173,747
Umicore S.A.	4,697	189,009
		5,232,020

Specialty Stores—0.0% *
FF Group	1,860	59,428
JUMBO S.A.	4,127	41,964
Sanrio Company Ltd.	1,700	41,963
		143,355

Steel—0.2%
ArcelorMittal	28,776	315,267
CAP S.A.	2,624	11,670
China Steel Corp.	381,796	316,702
Cia Siderurgica Nacional S.A.	27,400	57,517
Eregli Demir ve Celik Fabrikalari TAS	70,254	133,481
Fortescue Metals Group Ltd.	55,018	121,088
Fosun International Ltd.	57,500	75,243
Hitachi Metals Ltd.	8,000	135,797
Hyundai Steel Co.	2,772	158,774
JFE Holdings Inc.	20,300	452,274
Jindal Steel & Power Ltd.	13,806	33,034
JSW Steel Ltd.	2,896	47,835
Kobe Steel Ltd.	95,000	163,480
Kumba Iron Ore Ltd.	3,400	70,309

Nippon Steel & Sumitomo Metal Corp.	246,000	609,650
POSCO	2,481	624,951
Severstal PAO GDR	7,140	64,974
Tata Steel Ltd.	11,358	71,496
ThyssenKrupp AG	18,141	462,121	(a)
Vale S.A.	45,500	374,510
Voestalpine AG	4,459	176,189
		4,476,362

Systems Software—0.0% *
Oracle Corporation Japan	1,400	56,990
Totvs S.A.	4,200	55,301
Trend Micro Inc.	4,000	110,427	(a)
		222,718

Technology Distributors—0.0% *
Synnex Technology International Corp.	48,000	69,518
WPG Holdings Ltd.	51,000	59,208
		128,726

Technology Hardware, Storage & Peripherals—0.3%
Acer Inc.	94,000	63,010	(a)
Advantech Company Ltd.	10,994	80,711
Asustek Computer Inc.	26,000	283,686
BlackBerry Ltd.	17,699	194,678	(a)
Brother Industries Ltd.	8,800	159,368
Canon Inc.	39,100	1,241,552
Catcher Technology Company Ltd.	28,000	216,228
Chicony Electronics Company Ltd.	17,255	48,049
Clevo Co.	19,000	29,472
Compal Electronics Inc.	158,000	110,327
Foxconn Technology Company Ltd.	52,920	142,189
HTC Corp.	30,000	133,900	(a)
Inventec Corp.	80,000	53,504
Konica Minolta Inc.	20,500	223,154
Lenovo Group Ltd.	248,000	325,688
Lite-On Technology Corp.	83,830	95,766
NEC Corp.	98,000	284,515
Nokia Oyj	137,519	1,087,611
Pegatron Corp.	59,000	134,858
Quanta Computer Inc.	112,000	279,010
Ricoh Company Ltd.	28,000	282,782
Seagate Technology PLC	18,154	1,207,241
Seiko Epson Corp.	5,000	209,020
Wistron Corp.	84,611	76,226
		6,962,545

Textiles—0.0% *
Eclat Textile Company Ltd.	5,200	52,262
Formosa Taffeta Company Ltd.	25,000	24,667
Ruentex Industries Ltd.	19,711	41,334
Shenzhou International Group Holdings Ltd.	16,000	52,624
		170,887

Thrifts & Mortgage Finance—0.0% *
Essent Group Ltd.	1,459	37,511	(a)
Housing Development Finance Corporation Ltd.	56,589	1,012,138
LIC Housing Finance Ltd.	11,981	82,352
		1,132,001

Tires & Rubber—0.1%
Bridgestone Corp.	21,000	727,622
Cheng Shin Rubber Industry Company Ltd.	65,550	153,854
Cie Generale des Etablissements Michelin	7,088	639,810
Hankook Tire Company Ltd.	2,917	138,620
Nokian Renkaat Oyj	3,864	94,257
Pirelli & C. S.p.A.	8,788	118,527
Sumitomo Rubber Industries Ltd.	6,400	95,052
The Yokohama Rubber Company Ltd.	7,000	63,676
		2,031,418

Tobacco—0.3%
British American Tobacco Malaysia Bhd	4,300	79,640
British American Tobacco PLC	69,175	3,750,219
Gudang Garam Tbk PT	18,500	90,630
Imperial Tobacco Group PLC	34,916	1,537,625
ITC Ltd.	88,390	514,904
Japan Tobacco Inc.	38,700	1,064,109
KT&G Corp.	4,116	285,788
Souza Cruz S.A.	17,900	130,098
Swedish Match AB	8,173	255,027
		7,708,040

Trading Companies & Distributors—0.2%
Adani Enterprises Ltd.	8,457	64,697
Ashtead Group PLC	12,441	221,043
Barloworld Ltd.	7,965	65,558
Brenntag AG	5,958	333,112
Bunzl PLC	12,822	350,663
Daewoo International Corp.	2,030	58,012
Finning International Inc.	6,330	137,886
ITOCHU Corp.	54,200	578,035
Marubeni Corp.	52,900	316,217
Mitsubishi Corp.	49,400	903,159
Mitsui & Company Ltd.	57,200	765,352
Noble Group Ltd.	208,000	177,392
Rexel S.A.	8,008	143,472
Samsung C&T Corp.	4,588	256,242
SK Networks Company Ltd.	6,600	53,201	(a)
Sumitomo Corp.	33,700	345,790
Toyota Tsusho Corp.	8,800	204,227
Travis Perkins PLC	10,064	289,803
Wolseley PLC	8,002	457,679
		5,721,540

Trucking—0.0% *
ComfortDelGro Corporation Ltd.	50,000	97,813
DSV A/S	7,775	236,768
Localiza Rent a Car S.A.	5,145	69,117
Nippon Express Company Ltd.	32,000	162,013
		565,711

Water Utilities—0.0% *
Aguas Andinas S.A., Class A	77,578	44,845
Beijing Enterprises Water Group Ltd.	130,000	87,508
Cia de Saneamento Basico do Estado de Sao Paulo	13,500	86,946
Guangdong Investment Ltd.	92,000	119,584
Severn Trent PLC	9,568	298,543
United Utilities Group PLC	27,581	391,921
		1,029,347

Wireless Telecommunication Services—0.6%
Advanced Info Service PCL NVDR	38,900	294,985
America Movil SAB de C.V., Class L	1,260,700	1,406,123
Axiata Group Bhd	97,600	196,441
Bharti Airtel Ltd.	24,134	133,929
China Mobile Ltd.	217,000	2,547,217
DiGi.Com Bhd	145,400	256,134
ENTEL Chile S.A.	4,152	41,496
Far EasTone Telecommunications Company Ltd.	58,000	133,617
Global Telecom Holding SAE	98,792	54,191	(a)
Globe Telecom Inc.	1,235	47,419
Idea Cellular Ltd.	24,304	58,874
KDDI Corp.	21,700	1,361,974
Maxis Bhd	88,900	173,607
MegaFon OAO GDR	7,188	97,954
Millicom International Cellular S.A.	2,635	194,425
Mobile Telesystems OJSC ADR	12,056	86,562
MTN Group Ltd.	58,591	1,114,453
NTT DOCOMO Inc.	53,900	784,195
Philippine Long Distance Telephone Co.	3,770	243,295
Reliance Communications Ltd.	20,483	25,861	(a)
Rogers Communications Inc., Class B	14,390	561,188
Sistema JSFC GDR	8,110	42,253
SK Telecom Company Ltd.	353	86,341
SoftBank Corp.	34,600	2,057,529
StarHub Ltd.	26,000	81,206
Taiwan Mobile Company Ltd.	62,000	205,019
Tele2 AB, Class B	11,746	141,740
Tim Participacoes S.A.	31,600	140,038
Turkcell Iletisim Hizmetleri AS	31,681	193,068	(a)
Vodacom Group Ltd.	15,462	171,078
Vodafone Group PLC	981,547	3,366,759
Vodafone Qatar	12,767	56,755
		16,355,726

Total Common Stock
(Cost $613,643,911)		634,337,576

Preferred Stock—0.3%

Automobile Manufacturers—0.1%
Bayerische Motoren Werke AG	1,658	135,458
Hyundai Motor Co.	1,448	176,133
Hyundai Motor Co.	666	76,043
Porsche Automobil Holding SE	6,315	510,710
Volkswagen AG	5,638	1,253,076
		2,151,420

Commodity Chemicals—0.0% *
Braskem S.A., Class A	6,100	40,159
Fuchs Petrolub AG	2,446	97,421
LG Chem Ltd.	274	34,984
		172,564

Construction Materials—0.0% *
Grupo Argos S.A.	3,447	29,009

Diversified Banks—0.1%
Banco Bradesco S.A.	79,420	1,047,500
Banco Davivienda S.A.	2,995	35,413

Banco do Estado do Rio Grande do Sul S.A., Class B	6,900	37,638
Bancolombia S.A.	12,485	150,461
Grupo Aval Acciones y Valores	128,800	69,373
Itau Unibanco Holding S.A.	99,627	1,296,778
Itausa—Investimentos Itau S.A.	140,224	495,336
		3,132,499

Electric Utilities—0.0% *
Centrais Eletricas Brasileiras S.A., Class B	8,100	24,926
Cia Energetica de Minas Gerais	28,508	140,920
Cia Paranaense de Energia, Class B	3,900	52,671
		218,517

Fertilizers & Agricultural Chemicals—0.0% *
Sociedad Quimica y Minera de Chile S.A., Class B	3,310	80,497

General Merchandise Stores—0.0% *
Lojas Americanas S.A.	19,625	127,280

Household Products—0.0% *
Henkel AG & Company KGaA	7,042	758,549

Hypermarkets & Super Centers—0.0% *
Cia Brasileira de Distribuicao	4,800	178,100

Integrated Oil & Gas—0.0% *
Petroleo Brasileiro S.A.	159,900	602,738

Integrated Telecommunication Services—0.0% *
Oi S.A.	10,700	34,658	(a)
Telefonica Brasil S.A.	11,900	209,734
		244,392

Multi-Sector Holdings—0.0% *
Grupo de Inversiones Suramericana S.A.	3,025	50,279

Paper Products—0.0% *
Suzano Papel e Celulose S.A., Class A	9,200	38,936

Renewable Electricity—0.0% *
AES Tiete S.A.	3,800	25,903
Cia Energetica de Sao Paulo	5,900	59,506
		85,409

Semiconductors—0.0% *
Samsung Electronics Company Ltd.	746	701,665

Soft Drinks—0.0% *
Embotelladora Andina S.A., Class B	7,865	22,524

Steel—0.1%
Bradespar S.A.	8,400	45,189
Gerdau S.A.	34,600	124,696
Metalurgica Gerdau S.A.	10,200	43,360
Usinas Siderurgicas de Minas Gerais S.A., Class A	14,200	26,959	(a)
Vale S.A.	75,000	542,566
		782,770

Total Preferred Stock
(Cost $12,619,091)		9,377,148

Rights—0.0% *

Computer & Electronics Retail—0.0% *
Groupe Fnac	1	—	(**,a)

Diversified Banks—0.0% *
Banco Bilbao Vizcaya Argentaria S.A.	210,417	20,115	(a)
Repsol S.A.	33,198	18,358	(a)
		38,473

Regional Banks—0.0% *
DGB Financial Group Inc.	1,048	1,095	(a,d)

Total Rights
(Cost $39,863)		39,568

Total Foreign Equity
(Cost $626,302,865)		643,754,292

		Principal Amount	Fair Value
Bonds and Notes—30.7%
U.S. Treasuries—11.0%
U.S. Treasury Bonds
2.75%	11/15/42	$650,000	$649,340
3.00%	05/15/42 - 11/15/44	13,500,000	14,189,488
3.13%	08/15/44	2,000,000	2,153,124
3.38%	05/15/44	2,900,000	3,264,765
3.63%	08/15/43 - 02/15/44	1,740,000	2,047,236
3.75%	11/15/43	600,000	721,265
4.38%	11/15/39	5,100,000	6,687,375
4.50%	02/15/36	3,200,000	4,268,250
5.25%	02/15/29	500,000	672,188
5.38%	02/15/31	2,550,000	3,554,261
5.50%	08/15/28	2,750,000	3,754,608
6.38%	08/15/27	1,000,000	1,444,609
7.63%	02/15/25	200,000	299,594
7.88%	02/15/21	2,000,000	2,702,032
8.75%	05/15/20	3,000,000	4,088,436
9.00%	11/15/18	3,000,000	3,866,484
U.S. Treasury Notes
0.25%	04/15/16 - 05/15/16	14,000,000	13,975,944
0.50%	06/30/16	10,000,000	10,003,120
0.63%	10/15/16 - 04/30/18	35,000,000	34,744,458
0.75%	12/31/17 - 03/31/18	6,000,000	5,927,030
0.88%	12/31/16 - 01/31/18	25,250,000	25,248,496
1.00%	06/30/19	3,000,000	2,927,577
1.13%	12/31/19 - 03/31/20	23,300,000	22,706,492
1.25%	10/31/18 - 02/29/20	15,500,000	15,297,386
1.38%	07/31/18 - 02/28/19	5,000,000	4,979,452
1.50%	07/31/16 - 11/30/19	24,500,000	24,734,484
1.63%	04/30/19 - 11/15/22	8,500,000	8,422,579
1.75%	10/31/20 - 05/15/22	6,600,000	6,506,861
2.00%	07/31/20 - 02/15/23	5,600,000	5,638,281
2.13%	08/31/20 - 09/30/21	4,900,000	4,966,913
2.25%	03/31/21 - 11/15/24	5,300,000	5,346,985
2.38%	03/31/16 - 08/15/24	17,000,000	17,406,685
2.50%	08/15/23 - 05/15/24	3,500,000	3,606,523

2.75%	11/15/23 - 02/15/24	4,300,000	4,525,680
3.13%	05/15/19	5,300,000	5,649,885
3.25%	12/31/16	9,000,000	9,453,519
3.63%	02/15/21	700,000	771,093
4.50%	05/15/17	16,500,000	17,916,673
			305,119,171

U.S. Government Sponsored Agency—0.0% *
Tennessee Valley Authority
3.50%	12/15/42	1,000,000	988,898

Agency Collateralized Mortgage Obligations—0.2%
Federal Home Loan Mortgage Corp.
2.37%	05/25/22	600,000	597,160
2.60%	10/25/23	146,433	149,562
2.79%	10/25/20	71,446	73,905
2.87%	12/25/21	800,000	824,262
3.06%	07/25/23	100,000	103,233	(e)
3.30%	04/25/23	100,000	105,039	(e)
3.39%	03/25/24	200,000	211,224
3.40%	07/25/19	196,972	206,239
3.41%	05/25/19	290,932	304,607
3.49%	01/25/24	300,000	319,221
3.53%	07/25/23	800,000	854,164	(e)
3.97%	01/25/21	200,000	218,218	(e)
4.25%	01/25/20	100,000	109,844
5.09%	03/25/19	100,000	112,264

Federal National Mortgage Assoc.
2.68%	05/25/21	100,000	101,565	(e)
			4,290,507

Agency Mortgage Backed—9.6%
Federal Home Loan Mortgage Corp.
0.88%	10/14/16 - 03/07/18	5,000,000	4,987,090
1.25%	10/02/19	1,500,000	1,467,556
1.38%	05/01/20	1,500,000	1,462,749
1.76%	06/01/43	463,119	471,688	(e)
2.38%	01/13/22	2,100,000	2,121,617
2.48%	05/01/43	1,033,360	1,043,363	(e)
2.50%	07/01/28	276,265	281,579
2.51%	11/25/22	300,000	299,249
2.51%	08/01/43	373,164	376,821	(e)
3.00%	05/01/33 - 06/01/43	9,874,590	10,003,164
3.50%	10/01/42 - 07/01/43	1,217,618	1,269,719
4.00%	06/01/44	2,439,701	2,614,545
5.00%	12/01/22 - 06/01/41	5,090,690	5,605,259
5.50%	01/01/38 - 04/01/39	904,409	1,023,272
6.00%	06/01/37 - 11/01/37	865,599	985,096
6.25%	07/15/32	1,000,000	1,461,634
2.50%	TBA	5,800,000	5,879,174	(f)
3.00%	TBA	4,050,000	4,195,225	(f)
3.50%	TBA	10,450,000	10,873,480	(f)
4.00%	TBA	11,117,000	11,835,964	(f)
4.50%	TBA	2,800,000	3,034,828	(f)
Federal National Mortgage Assoc.
0.88%	12/20/17 - 05/21/18	6,900,000	6,824,879
1.92%	04/01/43	672,294	690,703	(e)

2.50%	02/01/28 - 09/01/28	6,116,413	6,240,467
3.00%	01/01/28 - 10/01/43	23,373,226	23,904,940
4.00%	10/01/41 - 08/01/44	5,063,152	5,422,980
4.50%	10/01/40 - 01/01/42	17,305,600	18,810,678
5.00%	12/01/39 - 06/01/41	11,651,190	12,975,534
5.50%	12/01/35 - 04/01/38	6,090,281	6,843,839
6.00%	03/01/34 - 08/01/37	4,658,379	5,303,305
6.63%	11/15/30	800,000	1,187,883
2.50%	TBA	2,434,000	2,458,816	(f)
3.00%	TBA	1,200,000	1,234,764	(f)
3.50%	TBA	27,800,000	29,096,100	(f)
4.00%	TBA	20,217,000	21,551,697	(f)
4.50%	TBA	2,974,000	3,195,157	(f)
Government National Mortgage Assoc.
3.00%	10/15/42	6,092,710	6,246,169
3.50%	10/20/42	15,319,372	16,106,391
4.00%	12/20/40 - 08/15/41	9,056,113	9,734,017
4.50%	05/20/40	5,183,788	5,698,543
5.00%	08/15/41	5,251,347	5,837,018
3.00%	TBA	4,500,000	4,601,812	(f)
4.00%	TBA	2,200,000	2,358,787	(f)
			267,617,551

Asset Backed—0.1%
AmeriCredit Automobile Receivables Trust 2012-2
3.38%	04/09/18	1,000,000	1,025,863
Capital Auto Receivables Asset Trust 2013-4
1.09%	03/20/18	400,000	399,962
Chase Issuance Trust 2014-A1
1.15%	01/15/19	1,000,000	999,509
Citibank Credit Card Issuance Trust 2007-A8
5.65%	09/20/19	1,000,000	1,109,180
Discover Card Execution Note Trust 2014-A3
1.22%	10/15/19	400,000	399,318
			3,933,832

Corporate Notes—8.6%
21st Century Fox America Inc.
6.65%	11/15/37	579,000	773,116
ABB Finance USA Inc.
1.63%	05/08/17	869,000	871,863
Abbey National Treasury Services PLC
3.05%	08/23/18	250,000	258,830
AbbVie Inc.
1.75%	11/06/17	875,000	876,901
4.40%	11/06/42	250,000	257,917
ACE INA Holdings Inc.
2.70%	03/13/23	250,000	242,745
Actavis Inc.
3.25%	10/01/22	1,000,000	973,620
Aetna Inc.
1.50%	11/15/17	713,000	707,438
2.75%	11/15/22	500,000	485,013
Aflac Inc.
2.65%	02/15/17	250,000	257,228
3.63%	11/15/24	250,000	254,903

Agrium Inc.
6.75%	01/15/19	1,000,000	1,152,085
Air Lease Corp.
3.88%	04/01/21	200,000	201,000
Alibaba Group Holding Ltd.
3.13%	11/28/21	200,000	197,595	(g)
Altria Group Inc.
4.25%	08/09/42	663,000	635,360
5.38%	01/31/44	70,000	79,682
Amazon.com Inc.
1.20%	11/29/17	373,000	369,043
4.80%	12/05/34	250,000	262,435
America Movil SAB de C.V.
2.38%	09/08/16	1,000,000	1,013,720
3.13%	07/16/22	750,000	739,980
American Express Co.
3.63%	12/05/24	250,000	252,084
7.00%	03/19/18	1,000,000	1,156,953
American Express Credit Corp.
2.25%	08/15/19	350,000	350,056
American Honda Finance Corp.
1.20%	07/14/17	250,000	249,129
American International Group Inc.
4.88%	06/01/22	1,000,000	1,123,344
8.18%	05/15/68	250,000	338,750	(e)
American Tower Corp. (REIT)
3.50%	01/31/23	500,000	483,104
Amgen Inc.
5.38%	05/15/43	817,000	949,143
Anadarko Petroleum Corp.
6.20%	03/15/40	442,000	517,782
Anheuser-Busch InBev Finance Inc.
3.70%	02/01/24	500,000	519,383
Anheuser-Busch InBev Worldwide Inc.
2.50%	07/15/22	892,000	866,919
7.75%	01/15/19	500,000	605,620
Anthem Inc.
1.88%	01/15/18	602,000	601,830
3.30%	01/15/23	500,000	499,512
3.70%	08/15/21	237,000	247,744
Aon PLC
4.25%	12/12/42	250,000	242,996
Apache Corp.
5.10%	09/01/40	750,000	734,650
Apple Inc.
1.00%	05/03/18	250,000	246,290
Archer-Daniels-Midland Co.
4.02%	04/16/43	620,000	622,106
Arizona Public Service Co.
6.25%	08/01/16	273,000	295,663
Arrow Electronics Inc.
3.00%	03/01/18	250,000	256,359
AstraZeneca PLC
6.45%	09/15/37	250,000	336,875
AT&T Inc.
2.95%	05/15/16	844,000	865,308

4.35%	06/15/45	750,000	707,065
5.55%	08/15/41	954,000	1,063,042
Australia & New Zealand Banking Group Ltd.
0.90%	02/12/16	500,000	501,404
Autodesk Inc.
1.95%	12/15/17	888,000	890,758
AXA S.A.
8.60%	12/15/30	100,000	135,853
Baidu Inc.
3.25%	08/06/18	205,000	209,554
Bank of America Corp.
4.00%	04/01/24	350,000	364,429
4.13%	01/22/24	500,000	525,077
5.42%	03/15/17	800,000	857,718
5.70%	01/24/22	1,321,000	1,530,295
5.75%	12/01/17	1,360,000	1,502,660
6.11%	01/29/37	250,000	295,189
Bank of Montreal
1.45%	04/09/18	500,000	493,833
Barclays Bank PLC
5.00%	09/22/16	1,000,000	1,065,597
Barrick Gold Corp.
6.95%	04/01/19	750,000	854,032
Baxter International Inc.
1.85%	06/15/18	500,000	497,499
BB&T Corp.
2.05%	06/19/18	350,000	352,306
2.15%	03/22/17	500,000	507,215
Becton Dickinson and Co.
3.73%	12/15/24	50,000	51,479
Bed Bath & Beyond Inc.
3.75%	08/01/24	150,000	152,068
Berkshire Hathaway Energy Co.
6.13%	04/01/36	1,000,000	1,256,333
Berkshire Hathaway Finance Corp.
1.60%	05/15/17	944,000	952,070
3.00%	05/15/22	500,000	507,803
BHP Billiton Finance USA Ltd.
2.05%	09/30/18	325,000	326,206
BNP Paribas S.A.
2.38%	09/14/17	750,000	762,828
2.40%	12/12/18	250,000	252,380
Boeing Capital Corp.
4.70%	10/27/19	250,000	278,289
Boston Properties LP (REIT)
3.85%	02/01/23	250,000	259,519
Boston Scientific Corp.
2.65%	10/01/18	500,000	500,588
4.13%	10/01/23	100,000	102,164
BP Capital Markets PLC
2.25%	11/01/16	500,000	509,651
2.50%	11/06/22	500,000	465,864
2.52%	01/15/20	115,000	115,134
BPCE S.A.
4.00%	04/15/24	250,000	261,292

Bristol-Myers Squibb Co.
2.00%	08/01/22	500,000	474,566
British Telecommunications PLC
9.63%	12/15/30	250,000	392,513
Buckeye Partners LP
4.15%	07/01/23	250,000	243,645
Burlington Northern Santa Fe LLC
5.75%	05/01/40	750,000	925,321
Canadian National Railway Co.
2.95%	11/21/24	305,000	304,374
Canadian Natural Resources Ltd.
3.80%	04/15/24	250,000	245,692
3.90%	02/01/25	250,000	246,442
Capital One Bank USA
2.30%	06/05/19	250,000	248,063
Cardinal Health Inc.
3.20%	03/15/23	500,000	496,995
CareFusion Corp.
3.30%	03/01/23	250,000	245,386
Caterpillar Financial Services Corp.
1.25%	11/06/17	611,000	608,108
3.25%	12/01/24	350,000	354,625
Caterpillar Inc.
1.50%	06/26/17	1,073,000	1,079,617
Catholic Health Initiatives
1.60%	11/01/17	175,000	174,287
CBS Corp.
3.38%	03/01/22	250,000	251,090
3.70%	08/15/24	500,000	498,631
Celgene Corp.
5.25%	08/15/43	220,000	248,483
Cenovus Energy Inc.
3.80%	09/15/23	250,000	244,125
CenterPoint Energy Houston Electric LLC
4.50%	04/01/44	250,000	279,034
CF Industries Inc.
3.45%	06/01/23	250,000	244,386
5.38%	03/15/44	200,000	215,779
Chevron Corp.
1.72%	06/24/18	750,000	753,791
2.19%	11/15/19	55,000	55,203
2.43%	06/24/20	75,000	75,362
Cigna Corp.
2.75%	11/15/16	250,000	256,717
5.38%	02/15/42	250,000	295,641
Cisco Systems Inc.
2.90%	03/04/21	125,000	127,286
5.90%	02/15/39	500,000	629,334
Citigroup Inc.
1.30%	11/15/16	500,000	499,383
1.70%	07/25/16	500,000	503,424
3.88%	10/25/23	500,000	519,701
4.30%	11/20/26	200,000	199,552
5.38%	08/09/20	1,000,000	1,136,555
5.88%	01/30/42	272,000	342,131
6.13%	08/25/36	347,000	413,649

CNA Financial Corp.
5.88%	08/15/20	781,000	891,540
Colgate-Palmolive Co.
3.25%	03/15/24	250,000	258,360
Comcast Corp.
4.25%	01/15/33	1,000,000	1,058,927
5.15%	03/01/20	500,000	566,260
Commonwealth Bank of Australia
2.30%	09/06/19	350,000	350,210
Commonwealth Edison Co.
3.10%	11/01/24	150,000	149,634
4.60%	08/15/43	250,000	280,282
4.70%	01/15/44	175,000	199,343
ConAgra Foods Inc.
1.30%	01/25/16	750,000	749,870
ConocoPhillips
6.50%	02/01/39	500,000	664,323
Consolidated Edison Company of New York Inc.
3.30%	12/01/24	350,000	356,404
3.95%	03/01/43	250,000	249,334
Continental Resources Inc.
4.50%	04/15/23	250,000	237,788
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
2.25%	01/14/19	250,000	251,862
3.95%	11/09/22	500,000	509,314
4.63%	12/01/23	250,000	265,179
Corp Andina de Fomento
4.38%	06/15/22	250,000	268,714
COX Communications Inc.
4.70%	12/15/42	218,000	217,807	(g)
Credit Suisse
2.30%	05/28/19	350,000	349,399
3.63%	09/09/24	250,000	254,310
5.30%	08/13/19	500,000	560,855
Crown Castle Towers LLC
6.11%	01/15/40	326,000	374,457	(g)
CSX Corp.
4.10%	03/15/44	568,000	562,665
CVS Health Corp.
2.25%	12/05/18	500,000	504,476
2.75%	12/01/22	500,000	486,991
3.38%	08/12/24	250,000	252,426
DCP Midstream Operating LP
2.50%	12/01/17	873,000	871,997
DDR Corp. (REIT)
4.63%	07/15/22	626,000	668,260
Deere & Co.
3.90%	06/09/42	471,000	476,058
Delhaize Group S.A.
4.13%	04/10/19	500,000	525,076
Delphi Corp.
4.15%	03/15/24	150,000	155,053
DENTSPLY International Inc.
2.75%	08/15/16	725,000	740,838
4.13%	08/15/21	250,000	262,127

Deutsche Bank AG
3.25%	01/11/16	500,000	510,847
4.30%	05/24/28	250,000	241,483	(e)
Deutsche Telekom International Finance BV
8.75%	06/15/30	250,000	369,290
Devon Energy Corp.
2.25%	12/15/18	500,000	498,198
3.25%	05/15/22	500,000	491,179
Diageo Capital PLC
1.50%	05/11/17	500,000	500,665
Diageo Investment Corp.
2.88%	05/11/22	500,000	499,698
DIRECTV Holdings LLC
5.15%	03/15/42	500,000	516,680
Discover Bank
4.20%	08/08/23	350,000	367,266
Discovery Communications LLC
3.25%	04/01/23	325,000	315,500
Dominion Resources Inc.
1.95%	08/15/16	667,000	674,166
DTE Energy Co.
3.85%	12/01/23	250,000	262,619
Duke Energy Corp.
1.63%	08/15/17	884,000	884,591
3.05%	08/15/22	2,639,000	2,651,649
Eastman Chemical Co.
2.40%	06/01/17	500,000	507,805
Eaton Corp.
1.50%	11/02/17	500,000	497,104
eBay Inc.
1.35%	07/15/17	619,000	614,260
Ecolab Inc.
1.45%	12/08/17	750,000	743,278
Ecopetrol S.A.
4.13%	01/16/25	250,000	237,500
7.63%	07/23/19	345,000	395,025
Eli Lilly & Co.
4.65%	06/15/44	350,000	392,312
EMC Corp.
1.88%	06/01/18	500,000	498,301
Emerson Electric Co.
2.63%	02/15/23	500,000	493,189
Enbridge Inc.
3.50%	06/10/24	65,000	61,058
Encana Corp.
3.90%	11/15/21	500,000	492,766
Energy Transfer Partners LP
6.50%	02/01/42	250,000	287,363
6.70%	07/01/18	701,000	788,258
EnLink Midstream Partners LP
5.60%	04/01/44	150,000	156,690
Entergy Louisiana LLC
4.05%	09/01/23	250,000	268,017
Enterprise Products Operating LLC
3.90%	02/15/24	175,000	178,235
4.45%	02/15/43	442,000	436,700

EOG Resources Inc.
2.45%	04/01/20	175,000	174,092
ERP Operating LP (REIT)
3.00%	04/15/23	250,000	243,823
European Bank for Reconstruction & Development
1.00%	02/16/17	500,000	501,821
European Investment Bank
1.00%	08/17/17	1,000,000	998,280
4.88%	01/17/17	2,040,000	2,204,954
Export-Import Bank of Korea
2.38%	08/12/19	500,000	500,268
Express Scripts Holding Co.
3.13%	05/15/16	500,000	513,971
4.75%	11/15/21	474,000	523,084
Exxon Mobil Corp.
3.18%	03/15/24	250,000	257,912
FedEx Corp.
2.70%	04/15/23	200,000	194,783
Fifth Third BanCorp
4.50%	06/01/18	500,000	538,614
Fifth Third Bank
2.88%	10/01/21	230,000	229,977
Florida Power & Light Co.
4.13%	02/01/42	500,000	533,861
Ford Motor Co.
4.75%	01/15/43	800,000	844,096
Ford Motor Credit Company LLC
2.60%	11/04/19	250,000	248,655
France Telecom S.A.
9.00%	03/01/31	250,000	381,346
Freeport-McMoRan Inc.
3.10%	03/15/20	500,000	486,367
5.40%	11/14/34	200,000	194,981
Freeport-McMoran Oil & Gas LLC / FCX Oil & Gas Inc.
6.63%	05/01/21	276,000	296,700
General Electric Capital Corp.
5.00%	01/08/16	750,000	781,408	(c)
5.50%	01/08/20	1,000,000	1,144,576	(c)
6.75%	03/15/32	1,250,000	1,707,352	(c)
General Electric Co.
5.25%	12/06/17	1,000,000	1,109,312	(c)
General Mills Inc.
3.65%	02/15/24	250,000	259,522
Georgia Power Co.
4.30%	03/15/42	472,000	495,676
Gilead Sciences Inc.
3.70%	04/01/24	500,000	524,415
4.80%	04/01/44	250,000	277,314
GlaxoSmithKline Capital PLC
1.50%	05/08/17	1,000,000	1,004,337
Glencore Finance Canada Ltd.
5.80%	11/15/16	751,275	803,670	(g)
Google Inc.
3.38%	02/25/24	225,000	234,182
Great Plains Energy Inc.
4.85%	06/01/21	1,004,000	1,099,264

Halliburton Co.
3.50%	08/01/23	900,000	908,185
HCP Inc. (REIT)
2.63%	02/01/20	500,000	494,807
Healthcare REIT Inc.
2.25%	03/15/18	500,000	503,129
5.13%	03/15/43	250,000	275,189
Hess Corp.
8.13%	02/15/19	500,000	594,896
Hewlett-Packard Co.
6.00%	09/15/41	262,000	294,685
Honeywell International Inc.
3.35%	12/01/23	450,000	466,718
Hospitality Properties Trust
4.65%	03/15/24	250,000	256,077
HSBC Bank USA
5.88%	11/01/34	500,000	624,630
HSBC Finance Corp.
6.68%	01/15/21	250,000	296,614
HSBC Holdings PLC
5.10%	04/05/21	1,000,000	1,130,398
HSBC USA Inc.
2.38%	11/13/19	350,000	349,898
3.50%	06/23/24	250,000	257,962
Husky Energy Inc.
4.00%	04/15/24	100,000	98,216
Illinois Tool Works Inc.
3.50%	03/01/24	250,000	260,222
Indiana Michigan Power Co.
3.20%	03/15/23	750,000	754,078
Ingersoll-Rand Global Holding Company Ltd.
4.25%	06/15/23	200,000	210,820
Intel Corp.
1.35%	12/15/17	872,000	870,723
4.25%	12/15/42	186,000	191,694
Inter-American Development Bank
1.00%	07/14/17	500,000	499,679
1.38%	10/18/16	1,500,000	1,516,590
International Bank for Reconstruction & Development
2.25%	06/24/21	1,000,000	1,008,150
International Business Machines Corp.
4.00%	06/20/42	750,000	746,821
International Finance Corp.
1.25%	07/16/18	500,000	497,527
International Paper Co.
3.65%	06/15/24	500,000	499,641
Interstate Power & Light Co.
3.25%	12/01/24	350,000	356,120
Intesa Sanpaolo S.p.A.
3.88%	01/15/19	200,000	207,079
Invesco Finance PLC
3.13%	11/30/22	500,000	495,534
Jabil Circuit Inc.
4.70%	09/15/22	223,000	221,885
Jefferies Group Inc.
5.13%	01/20/23	250,000	254,130

John Deere Capital Corp.
1.95%	12/13/18	500,000	499,882
Johnson & Johnson
2.45%	12/05/21	350,000	350,914
4.38%	12/05/33	250,000	280,025
Johnson Controls Inc.
3.63%	07/02/24	80,000	80,698
JPMorgan Chase & Co.
3.25%	09/23/22	436,000	438,540
3.38%	05/01/23	250,000	247,329
4.50%	01/24/22	703,000	767,502
6.30%	04/23/19	1,000,000	1,161,575
6.40%	05/15/38	500,000	653,268
Kellogg Co.
7.45%	04/01/31	150,000	202,132
KeyCorp
2.30%	12/13/18	170,000	170,587
KFW
0.50%	07/15/16	1,000,000	998,640
2.00%	10/04/22	1,500,000	1,477,636
4.50%	07/16/18	1,567,000	1,731,331
Kimberly-Clark Corp.
1.90%	05/22/19	220,000	218,520
Kinder Morgan Energy Partners LP
2.65%	02/01/19	740,000	729,132
3.50%	09/01/23	300,000	284,804
5.00%	08/15/42	442,000	420,063
Kinder Morgan Inc.
4.30%	06/01/25	115,000	115,054
Kinross Gold Corp.
6.88%	09/01/41	250,000	237,691
KLA-Tencor Corp.
4.65%	11/01/24	215,000	222,578
Koninklijke Philips N.V.
3.75%	03/15/22	500,000	520,664
Kraft Foods Group Inc.
5.00%	06/04/42	500,000	550,401
L-3 Communications Corp.
5.20%	10/15/19	500,000	549,158
Laboratory Corporation of America Holdings
4.00%	11/01/23	200,000	205,127
Landwirtschaftliche Rentenbank
0.88%	09/12/17	500,000	497,025
Lincoln National Corp.
4.00%	09/01/23	200,000	207,496
4.20%	03/15/22	317,000	336,709
Lockheed Martin Corp.
4.25%	11/15/19	500,000	545,018
Loews Corp.
2.63%	05/15/23	400,000	377,913
Lorillard Tobacco Co.
3.75%	05/20/23	500,000	495,239
Lowe’s Companies Inc.
3.12%	04/15/22	750,000	767,428
LyondellBasell Industries N.V.
6.00%	11/15/21	250,000	287,740

Macy’s Retail Holdings Inc.
3.88%	01/15/22	500,000	519,685
Marsh & McLennan Companies Inc.
4.05%	10/15/23	250,000	264,140
McDonald’s Corp.
1.88%	05/29/19	500,000	496,521
3.70%	02/15/42	250,000	238,625
Medtronic Inc.
3.63%	03/15/24	200,000	207,607
4.50%	03/15/42	250,000	254,857
Memorial Sloan-Kettering Cancer Center
4.13%	07/01/52	395,000	392,715
Merck & Company Inc.
2.40%	09/15/22	878,000	856,878
MetLife Inc.
1.76%	12/15/17	500,000	501,649
4.13%	08/13/42	250,000	250,379
6.50%	12/15/32	250,000	333,485
Microsoft Corp.
0.88%	11/15/17	1,000,000	990,032
3.75%	05/01/43	300,000	298,921
Mondelez International Inc.
5.38%	02/10/20	1,000,000	1,132,804
Monsanto Co.
4.20%	07/15/34	70,000	72,940
Moody’s Corp.
4.88%	02/15/24	250,000	275,193
Morgan Stanley
2.38%	07/23/19	350,000	348,709
4.10%	05/22/23	250,000	253,110
4.35%	09/08/26	250,000	251,494
4.75%	03/22/17	639,000	680,658
4.88%	11/01/22	250,000	265,520
5.50%	07/28/21	898,000	1,019,123
5.75%	01/25/21	473,000	542,981
6.63%	04/01/18	433,000	493,202
Motorola Solutions Inc.
3.50%	09/01/21	250,000	250,008
Murphy Oil Corp.
3.70%	12/01/22	500,000	448,757
Mylan Inc.
1.80%	06/24/16	250,000	251,508
National Australia Bank Ltd.
2.30%	07/25/18	500,000	508,160
NBCUniversal Media LLC
5.15%	04/30/20	750,000	851,101
NetApp Inc.
3.38%	06/15/21	210,000	210,547
Newell Rubbermaid Inc.
2.05%	12/01/17	500,000	498,477
Newmont Mining Corp.
3.50%	03/15/22	250,000	234,937
Nexen Energy ULC
6.40%	05/15/37	500,000	622,774
Nisource Finance Corp.
3.85%	02/15/23	1,074,000	1,112,804

Noble Energy Inc.
8.25%	03/01/19	500,000	599,450
Nomura Holdings Inc.
2.00%	09/13/16	500,000	504,033
Norfolk Southern Corp.
2.90%	02/15/23	500,000	494,255
4.80%	08/15/43	250,000	278,337
Northeast Utilities
1.45%	05/01/18	250,000	246,204
Northrop Grumman Corp.
1.75%	06/01/18	750,000	744,610
Novartis Capital Corp.
2.40%	09/21/22	552,000	543,384
NYSE Euronext
2.00%	10/05/17	500,000	504,261
Occidental Petroleum Corp.
1.50%	02/15/18	500,000	494,666
Oglethorpe Power Corp.
5.38%	11/01/40	491,000	577,869
Omnicom Group Inc.
3.63%	05/01/22	500,000	513,297
ONEOK Partners LP
6.13%	02/01/41	562,000	604,554
Oracle Corp.
1.20%	10/15/17	1,000,000	996,441
2.25%	10/08/19	250,000	251,786
3.63%	07/15/23	125,000	131,089
4.30%	07/08/34	500,000	535,336
Owens Corning
4.20%	12/15/22	250,000	253,720
Pacific Gas & Electric Co.
6.05%	03/01/34	611,000	777,867
PacifiCorp
6.25%	10/15/37	153,000	207,054
Parker-Hannifin Corp.
4.20%	11/21/34	350,000	370,024
Pentair Finance S.A.
3.15%	09/15/22	500,000	491,126
PepsiCo Inc.
2.75%	03/01/23	250,000	245,970
7.90%	11/01/18	1,000,000	1,216,595
Petrobras Global Finance BV
4.38%	05/20/23	500,000	430,040
Petrobras International Finance Company S.A.
3.50%	02/06/17	1,183,000	1,129,659
3.88%	01/27/16	420,000	412,146
6.75%	01/27/41	250,000	227,393
Petroleos Mexicanos
3.50%	07/18/18	500,000	506,250
5.50%	01/21/21 - 06/27/44	1,179,000	1,265,080
6.38%	01/23/45	250,000	283,125
6.50%	06/02/41	167,000	191,633
Pfizer Inc.
4.30%	06/15/43	350,000	374,830
6.20%	03/15/19	1,000,000	1,163,387

Philip Morris International Inc.
2.50%	05/16/16	1,004,000	1,027,876
3.88%	08/21/42	442,000	419,632
Plains All American Pipeline LP
3.85%	10/15/23	500,000	507,123
PNC Bank NA
2.25%	07/02/19	500,000	499,232
PNC Funding Corp.
2.70%	09/19/16	1,000,000	1,026,958
Potash Corporation of Saskatchewan Inc.
3.63%	03/15/24	250,000	256,511
PPL Capital Funding Inc.
3.40%	06/01/23	500,000	500,939
Praxair Inc.
0.75%	02/21/16	500,000	500,033
Pride International Inc.
6.88%	08/15/20	950,000	1,065,873
Principal Financial Group Inc.
1.85%	11/15/17	250,000	250,200
ProLogis LP (REIT)
4.25%	08/15/23	250,000	264,159
Prudential Financial Inc.
5.63%	05/12/41	475,000	557,322
7.38%	06/15/19	350,000	420,753
Public Service Company of Colorado
3.95%	03/15/43	250,000	263,874
Public Service Electric & Gas Co.
1.80%	06/01/19	250,000	247,679
2.38%	05/15/23	500,000	480,853
3.05%	11/15/24	250,000	250,971
Quest Diagnostics Inc.
4.25%	04/01/24	250,000	257,650
Qwest Corp.
6.75%	12/01/21	500,000	578,154
Raytheon Co.
3.15%	12/15/24	90,000	90,270
Realty Income Corp. (REIT)
4.65%	08/01/23	500,000	538,436
Republic Services Inc.
5.50%	09/15/19	500,000	563,289
Reynolds American Inc.
3.25%	11/01/22	500,000	487,021
Rio Tinto Finance USA Ltd.
5.20%	11/02/40	750,000	824,102
Rogers Communications Inc.
3.00%	03/15/23	250,000	242,131
Rowan Companies Inc.
5.40%	12/01/42	250,000	217,786
Royal Bank of Canada
1.20%	09/19/18	500,000	497,145
Royal Bank of Scotland Group PLC
6.40%	10/21/19	500,000	580,746
San Diego Gas & Electric Co.
3.60%	09/01/23	500,000	525,667
Sanofi
1.25%	04/10/18	500,000	495,228

Scripps Networks Interactive Inc.
3.90%	11/15/24	250,000	254,545
Seagate HDD Cayman
3.75%	11/15/18	125,000	128,281	(g)
4.75%	06/01/23	250,000	259,662
Sempra Energy
4.05%	12/01/23	250,000	264,478
Shell International Finance BV
2.00%	11/15/18	225,000	226,533
4.38%	03/25/20	1,000,000	1,095,790
Simon Property Group LP (REIT)
2.75%	02/01/23	621,000	608,023
Spectra Energy Capital LLC
3.30%	03/15/23	250,000	237,468
Stanley Black & Decker Inc.
2.90%	11/01/22	250,000	246,480
State Street Corp.
3.30%	12/16/24	95,000	96,420	(b)
3.70%	11/20/23	275,000	288,930	(b)
Statoil ASA
2.45%	01/17/23	750,000	715,375
Sumitomo Mitsui Banking Corp.
2.50%	07/19/18	500,000	505,498
Suncor Energy Inc.
6.85%	06/01/39	250,000	319,131
SunTrust Banks Inc.
2.35%	11/01/18	350,000	352,150
Svensk Exportkredit AB
0.63%	05/31/16	500,000	499,970
Talisman Energy Inc.
5.50%	05/15/42	250,000	235,982
Target Corp.
4.00%	07/01/42	500,000	507,913
Teck Resources Ltd.
2.50%	02/01/18	1,000,000	970,099
Telefonica Emisiones SAU
5.88%	07/15/19	1,000,000	1,138,069
The Allstate Corp.
5.75%	08/15/53	250,000	263,438	(e)
The Bank of New York Mellon Corp.
2.20%	05/15/19	500,000	501,398
The Bank of Nova Scotia
2.05%	10/30/18	250,000	250,306
The Boeing Co.
0.95%	05/15/18	325,000	317,787
The Charles Schwab Corp.
2.20%	07/25/18	200,000	202,572
The Chubb Corp.
6.38%	03/29/67	250,000	268,013	(e)
The Clorox Co.
3.50%	12/15/24	250,000	250,535
The Coca-Cola Co.
1.15%	04/01/18	250,000	247,109
2.45%	11/01/20	500,000	506,483
3.30%	09/01/21	326,000	342,293

The Dow Chemical Co.
3.00%	11/15/22	437,000	426,976
4.38%	11/15/42	437,000	423,255
The Goldman Sachs Group Inc.
3.85%	07/08/24	250,000	256,400
5.75%	01/24/22	500,000	578,393
6.25%	02/01/41	350,000	442,450
6.75%	10/01/37	700,000	880,162
The Hartford Financial Services Group Inc.
4.00%	10/15/17	500,000	531,613
The Home Depot Inc.
4.20%	04/01/43	250,000	260,655
4.40%	04/01/21	500,000	556,239
The Korea Development Bank
3.25%	03/09/16	897,000	918,133
The Kroger Co.
3.85%	08/01/23	500,000	518,437
The Procter & Gamble Co.
4.70%	02/15/19	1,000,000	1,113,515
The Progressive Corp.
4.35%	04/25/44	100,000	108,262
The Sherwin-Williams Co.
1.35%	12/15/17	436,000	432,992
The Toronto-Dominion Bank
2.25%	11/05/19	250,000	250,497
2.63%	09/10/18	250,000	256,351
The Travelers Companies Inc.
5.35%	11/01/40	250,000	305,137
The Western Union Co.
2.88%	12/10/17	500,000	510,430
The Williams Companies Inc.
4.55%	06/24/24	45,000	41,849
Thermo Fisher Scientific Inc.
3.30%	02/15/22	80,000	80,132
4.15%	02/01/24	25,000	26,365
Thomson Reuters Corp.
4.50%	05/23/43	150,000	150,100
Time Warner Cable Inc.
4.50%	09/15/42	500,000	513,971
6.75%	07/01/18	1,288,000	1,477,178
Time Warner Inc.
6.10%	07/15/40	1,000,000	1,217,823
Total Capital International S.A.
1.55%	06/28/17	1,000,000	1,003,411
2.75%	06/19/21	250,000	250,935
Toyota Motor Credit Corp.
1.38%	01/10/18	1,000,000	994,685
TransAlta Corp.
4.50%	11/15/22	873,000	877,329
TransCanada PipeLines Ltd.
7.63%	01/15/39	350,000	480,983
Transocean Inc.
3.80%	10/15/22	438,000	354,922
Tyco Electronics Group S.A.
2.38%	12/17/18	80,000	80,689

Tyson Foods Inc.
2.65%	08/15/19	250,000	252,278
4.88%	08/15/34	70,000	76,788
U.S. Bancorp
3.44%	02/01/16	1,525,000	1,561,406
UBS AG
5.75%	04/25/18	1,000,000	1,124,939
Unilever Capital Corp.
2.20%	03/06/19	400,000	404,203
Union Pacific Corp.
4.75%	12/15/43	250,000	283,261
United Airlines 2013-1 Class A Pass Through Trust
4.30%	02/15/27	250,000	258,750
United Parcel Service Inc.
2.45%	10/01/22	875,000	857,769
United Technologies Corp.
1.80%	06/01/17	472,000	478,170
4.50%	06/01/42	708,000	770,863
UnitedHealth Group Inc.
1.40%	10/15/17	437,000	436,572
6.88%	02/15/38	250,000	350,812
Vale Overseas Ltd.
6.88%	11/10/39	750,000	798,795
Valero Energy Corp.
6.63%	06/15/37	500,000	590,329
Ventas Realty LP (REIT)
2.00%	02/15/18	500,000	500,441
Verizon Communications Inc.
2.00%	11/01/16	1,350,000	1,369,795
3.85%	11/01/42	686,000	611,556
4.40%	11/01/34	250,000	248,495
5.05%	03/15/34	250,000	266,681
5.15%	09/15/23	1,250,000	1,380,291
6.40%	09/15/33	500,000	615,891
6.55%	09/15/43	500,000	640,574
Verizon New York Inc.
7.38%	04/01/32	250,000	313,497
Viacom Inc.
2.50%	12/15/16	1,159,000	1,184,178
3.25%	03/15/23	200,000	193,149
5.85%	09/01/43	100,000	111,207
Virginia Electric and Power Co.
4.65%	08/15/43	500,000	560,060
Vodafone Group PLC
2.50%	09/26/22	376,000	350,646
4.38%	02/19/43	250,000	243,647
Voya Financial Inc.
2.90%	02/15/18	250,000	255,938
Wal-Mart Stores Inc.
6.50%	08/15/37	1,250,000	1,720,026
Walgreens Boots Alliance Inc.
4.50%	11/18/34	155,000	161,417
Waste Management Inc.
2.90%	09/15/22	500,000	494,750

Weatherford International Ltd.
4.50%	04/15/22	250,000	222,506
5.95%	04/15/42	250,000	211,682
Wells Fargo & Co.
1.40%	09/08/17	500,000	499,594
1.50%	01/16/18	500,000	497,264
4.13%	08/15/23	250,000	262,395
4.65%	11/04/44	150,000	154,779
5.38%	11/02/43	150,000	170,657
5.61%	01/15/44	569,000	669,834
Western Gas Partners LP
5.45%	04/01/44	150,000	157,964
Westpac Banking Corp.
1.50%	12/01/17	500,000	499,419
Weyerhaeuser Co. (REIT)
7.38%	03/15/32	100,000	133,135
Whirlpool Corp.
3.70%	05/01/25	250,000	253,017
Williams Partners LP
5.80%	11/15/43	250,000	259,085
WPP Finance 2010
5.13%	09/07/42	441,000	471,563
Wyndham Worldwide Corp.
4.25%	03/01/22	250,000	255,343
Zoetis Inc.
4.70%	02/01/43	250,000	254,444
			238,182,759

Non-Agency Collateralized Mortgage Obligations—0.5%
Banc of America Commercial Mortgage Trust 2006-4
5.63%	07/10/46	370,807	387,966
5.68%	07/10/46	440,000	468,644
Banc of America Commercial Mortgage Trust 2007-4
5.75%	02/10/51	215,384	234,787	(e)
Banc of America Commercial Mortgage Trust 2008-1
6.24%	02/10/51	659,600	728,032	(e)
Bear Stearns Commercial Mortgage Securities Trust 2006-T22
5.58%	04/12/38	1,050,000	1,101,439	(e)
COMM 2013-CR11 Mortgage Trust
4.72%	10/10/46	1,000,000	1,105,816	(e)
GS Mortgage Securities Trust 2011-GC5
3.00%	08/10/44	950,000	975,109
JP Morgan Chase Commercial Mortgage Securities Trust 2007-CB18
5.44%	06/12/47	1,367,773	1,454,315
JP Morgan Chase Commercial Mortgage Securities Trust 2007-LD11
5.79%	06/15/49	870,000	933,999	(e)
JPMBB Commercial Mortgage Securities Trust 2013-C14
3.76%	08/15/46	750,000	797,826	(e)
LB-UBS Commercial Mortgage Trust 2006-C4
5.83%	06/15/38	421,689	442,946	(e)
Morgan Stanley Capital I Trust 2006-T23
5.81%	08/12/41	1,055,000	1,106,869	(e)
Morgan Stanley Capital I Trust 2008-T29
6.28%	01/11/43	470,000	524,231	(e)

Wachovia Bank Commercial Mortgage Trust 2006-C23
5.47%	01/15/45	810,000	843,232	(e)
Wells Fargo Commercial Mortgage Trust 2012-LC5
4.69%	10/15/45	220,000	232,149	(e)
WF-RBS Commercial Mortgage Trust 2012-C10
2.88%	12/15/45	1,200,000	1,200,424
			12,537,784

Sovereign Bonds—0.4%
Government of Brazil
2.63%	01/05/23	750,000	682,500
5.88%	01/15/19	1,000,000	1,115,000
7.13%	01/20/37	500,000	633,750
Government of Chile
3.63%	10/30/42	350,000	317,625
Government of Colombia
4.38%	07/12/21	300,000	317,250
6.13%	01/18/41	250,000	299,375
Government of Italy
5.38%	06/15/33	250,000	298,233
Government of Mexico
4.75%	03/08/44	702,000	731,835
5.63%	01/15/17	1,000,000	1,085,000
5.75%	10/12/10	172,000	184,900
6.05%	01/11/40	130,000	158,990
3.50%	01/21/21	250,000	255,250
Government of Panama
6.70%	01/26/36	250,000	323,125
Government of Peru
6.55%	03/14/37	447,000	579,982
7.35%	07/21/25	100,000	132,750
Government of Philippines
4.00%	01/15/21	500,000	542,500
7.75%	01/14/31	500,000	720,000
Government of Poland
3.00%	03/17/23	147,000	146,391
5.00%	03/23/22	500,000	560,100
6.38%	07/15/19	74,000	86,580
Government of South Africa
5.38%	07/24/44	250,000	264,063
6.25%	03/08/41	100,000	118,375
Government of Turkey
3.25%	03/23/23	500,000	474,375
4.88%	04/16/43	500,000	498,040
5.75%	03/22/24	250,000	279,375
6.75%	04/03/18	500,000	556,250
7.38%	02/05/25	500,000	622,190
Government of Uruguay
4.50%	08/14/24	500,000	525,000
			12,508,804

Municipal Bonds and Notes—0.3%
American Municipal Power Inc.
6.27%	02/15/50	300,000	384,000
Bay Area Toll Authority
6.26%	04/01/49	250,000	352,298

Chicago Transit Authority
6.90%	12/01/40	250,000	315,685
City of New York
5.97%	03/01/36	250,000	317,930
City Public Service Board of San Antonio
5.72%	02/01/41	200,000	263,364
Commonwealth of Massachusetts
4.50%	08/01/31	200,000	218,808
Dallas Area Rapid Transit
5.02%	12/01/48	150,000	184,982
East Bay Municipal Utility District
5.87%	06/01/40	100,000	134,362
Los Angeles Department of Water & Power
6.57%	07/01/45	250,000	363,237
6.60%	07/01/50	90,000	132,208
Los Angeles Unified School District
5.76%	07/01/29	160,000	197,219
Metropolitan Transportation Authority
6.81%	11/15/40	250,000	345,760
Municipal Electric Authority of Georgia
6.64%	04/01/57	250,000	331,430
New Jersey Transportation Trust Fund Authority
6.88%	12/15/39	620,000	691,777
New York City Water & Sewer System
6.01%	06/15/42	250,000	339,008
North Texas Tollway Authority
6.72%	01/01/49	100,000	144,768
Port Authority of New York & New Jersey
5.31%	08/01/46	200,000	218,458
4.46%	10/01/62	200,000	212,286
San Diego County Water Authority
6.14%	05/01/49	200,000	270,446
South Carolina State Public Service Authority
6.45%	01/01/50	150,000	205,377
State Board of Administration Finance Corp.
3.00%	07/01/20	100,000	101,180
State of California
5.70%	11/01/21	705,000	835,192
7.55%	04/01/39	600,000	925,914
State of Illinois
5.10%	06/01/33	800,000	794,152
State of Texas
5.52%	04/01/39	200,000	264,356
Texas Transportation Commission
5.03%	04/01/26	100,000	117,263
University of California
4.60%	05/15/31	100,000	110,468
6.58%	05/15/49	100,000	136,610
University of North Carolina at Chapel Hill
3.85%	12/01/34	200,000	209,130
University of Texas System
4.79%	08/15/46	125,000	148,424
			9,266,092

FNMA—0.0% *
Lehman TBA
5.50%	TBA	514,808	128,702	(d,h)

Total Bonds and Notes
(Cost $846,801,944)			854,574,100

Total Investments in Securities
(Cost $2,269,073,656)			2,604,986,880

Short-Term Investments—9.7%
State Street Institutional U.S. Government Money Market Fund - Premier Class 0.00%
(Cost $269,268,146)			269,268,146	(i,j,k)

Total Investments
(Cost $2,538,341,802)			2,874,255,026

Liabilities in Excess of Other Assets, net—(3.2)%			(89,913,257)

NET ASSETS—100.0%			$2,784,341,769

Other Information:

The Fund had the following long futures contracts open at December 31, 2014:

Description	Expiration date	Number of Contracts	Current Notional Value	Unrealized Appreciation (Depreciation)
MSCI EAFE Mini Futures	March 2015	40	$3,515,800	$(29,932)
MSCI Emerging Market Mini Futures	March 2015	21	1,005,585	4,992
Russell 2000 Mini Index Futures	March 2015	3	360,210	9,600
S&P 500 Emini Index Futures	March 2015	232	23,807,840	(234,186)
S&P Mid 400 Emini Index Futures	March 2015	4	579,440	15,098

				$(234,428)

The Fund was invested in the following countries at December 31, 2014 (unaudited):

Country	Percentage (based on Fair Value)
United States	75.06%
United Kingdom	3.58%
Japan	3.38%
Canada	2.01%
Switzerland	1.74%
France	1.64%
Germany	1.62%
Australia	1.28%
China	1.05%
South Korea	0.76%
Brazil	0.62%
Taiwan	0.61%
Spain	0.58%
Hong Kong	0.55%
Netherlands	0.54%
Sweden	0.50%
Mexico	0.47%
South Africa	0.39%
Italy	0.35%
India	0.35%
Singapore	0.29%

Supranational	0.26%
Denmark	0.23%
Belgium	0.22%
Turkey	0.18%
Malaysia	0.18%
Russian Federation	0.16%
Finland	0.14%
Indonesia	0.13%
Norway	0.12%
Thailand	0.12%
Ireland	0.11%
Philippines	0.10%
Poland	0.10%
Israel	0.09%
Chile	0.08%
Colombia	0.08%
Peru	0.04%
Qatar	0.04%
Austria	0.03%
Luxembourg	0.03%
United Arab Emirates	0.03%
Portugal	0.03%
Greece	0.02%
Cayman Islands	0.02%
New Zealand	0.02%
Uruguay	0.02%
Egypt	0.01%
Czech Republic	0.01%
Panama	0.01%
Hungary	0.01%
Bermuda	0.01%
Malta	0.00%
Puerto Rico	0.00	%***
Virgin Islands	0.00	%***

	100.00%

The Fund’s % share of investment in the various categories, based on Fair Value, is as follows at December 31, 2014 (unaudited):

Industry	Domestic	Foreign	Total
Diversified Banks	1.81%	3.31%	5.12%
Pharmaceuticals	2.20%	1.64%	3.84%
Integrated Oil & Gas	1.33%	1.06%	2.39%
Technology Hardware, Storage & Peripherals	1.62%	0.27%	1.89%
Integrated Telecommunication Services	0.77%	0.61%	1.38%
Semiconductors	0.76%	0.59%	1.35%
Internet Software & Services	1.15%	0.20%	1.35%
Packaged Foods & Meats	0.53%	0.75%	1.28%
Biotechnology	1.05%	0.17%	1.22%
Aerospace & Defense	0.97%	0.21%	1.18%
Industrial Conglomerates	0.83%	0.32%	1.15%
Systems Software	1.10%	0.03%	1.13%
Electric Utilities	0.68%	0.37%	1.05%
Oil & Gas Exploration & Production	0.72%	0.28%	1.00%
Automobile Manufacturers	0.21%	0.76%	0.97%
Healthcare Equipment	0.82%	0.12%	0.94%

Life & Health Insurance	0.36%	0.57%	0.93%
Household Products	0.72%	0.16%	0.88%
Data Processing & Outsourced Services	0.73%	0.07%	0.80%
Tobacco	0.51%	0.28%	0.79%
Soft Drinks	0.67%	0.05%	0.72%
Communications Equipment	0.59%	0.11%	0.70%
Multi-Utilities	0.46%	0.24%	0.70%
Industrial Machinery	0.29%	0.40%	0.69%
Regional Banks	0.40%	0.26%	0.66%
IT Consulting & Other Services	0.48%	0.17%	0.65%
Multi-Sector Holdings	0.54%	0.11%	0.65%
Railroads	0.37%	0.26%	0.63%
Movies & Entertainment	0.61%	0.02%	0.63%
Multi-Line Insurance	0.22%	0.40%	0.62%
Cable & Satellite	0.46%	0.15%	0.61%
Asset Management & Custody Banks	0.47%	0.10%	0.57%
Wireless Telecommunication Services	0.00%	0.57%	0.57%
Restaurants	0.43%	0.12%	0.55%
Property & Casualty Insurance	0.32%	0.21%	0.53%
Hypermarkets & Super Centers	0.38%	0.13%	0.51%
Diversified Metals & Mining	0.05%	0.46%	0.51%
Oil & Gas Equipment & Services	0.43%	0.08%	0.51%
Application Software	0.31%	0.17%	0.48%
Investment Banking & Brokerage	0.35%	0.11%	0.46%
Specialty Chemicals	0.26%	0.20%	0.46%
Apparel, Accessories & Luxury Goods	0.15%	0.30%	0.45%
Internet Retail	0.43%	0.01%	0.44%
Managed Healthcare	0.43%	0.00%	0.43%
Home Improvement Retail	0.40%	0.02%	0.42%
Oil & Gas Storage & Transportation	0.27%	0.14%	0.41%
Diversified Chemicals	0.26%	0.15%	0.41%
Food Retail	0.12%	0.29%	0.41%
Retail REITs	0.21%	0.18%	0.39%
Apparel Retail	0.22%	0.15%	0.37%
Consumer Finance	0.33%	0.03%	0.36%
Electrical Components & Equipment	0.22%	0.13%	0.35%
Air Freight & Logistics	0.28%	0.07%	0.35%
Drug Retail	0.34%	0.00%	0.34%
Auto Parts & Equipment	0.12%	0.21%	0.33%
Construction Machinery & Heavy Trucks	0.23%	0.09%	0.32%
Oil & Gas Refining & Marketing	0.21%	0.11%	0.32%
Brewers	0.02%	0.29%	0.31%
Specialized Finance	0.19%	0.12%	0.31%
Trading Companies & Distributors	0.09%	0.21%	0.30%
Diversified Real Estate Activities	0.00%	0.29%	0.29%
Fertilizers & Agricultural Chemicals	0.17%	0.12%	0.29%
Electronic Components	0.10%	0.19%	0.29%
Healthcare Services	0.21%	0.07%	0.28%
Specialized REITs	0.28%	0.00%	0.28%
Steel	0.04%	0.21%	0.25%
Construction & Engineering	0.04%	0.21%	0.25%
Industrial Gases	0.13%	0.11%	0.24%
Healthcare Distributors	0.20%	0.02%	0.22%
General Merchandise Stores	0.17%	0.05%	0.22%
Airlines	0.16%	0.06%	0.22%
Semiconductor Equipment	0.10%	0.12%	0.22%

Construction Materials	0.03%	0.18%	0.21%
Commodity Chemicals	0.06%	0.15%	0.21%
Hotels, Resorts & Cruise Lines	0.15%	0.05%	0.20%
Life Sciences Tools & Services	0.18%	0.02%	0.20%
Diversified Capital Markets	0.00%	0.20%	0.20%
Distillers & Vintners	0.06%	0.13%	0.19%
Gas Utilities	0.05%	0.13%	0.18%
Department Stores	0.08%	0.10%	0.18%
Personal Products	0.04%	0.13%	0.17%
Diversified REITs	0.06%	0.11%	0.17%
Broadcasting	0.09%	0.08%	0.17%
Residential REITs	0.16%	0.01%	0.17%
Electronic Equipment & Instruments	0.04%	0.12%	0.16%
Publishing	0.04%	0.12%	0.16%
Building Products	0.03%	0.13%	0.16%
Footwear	0.13%	0.03%	0.16%
Health Care REITs	0.15%	0.00%	0.15%
Automotive Retail	0.13%	0.02%	0.15%
Casinos & Gaming	0.02%	0.11%	0.13%
Advertising	0.06%	0.07%	0.13%
Research & Consulting Services	0.07%	0.06%	0.13%
Gold	0.02%	0.10%	0.12%
Insurance Brokers	0.12%	0.00%	0.12%
Specialty Stores	0.10%	0.02%	0.12%
Reinsurance	0.03%	0.09%	0.12%
Heavy Electrical Equipment	0.00%	0.12%	0.12%
Other Diversified Financial Services	0.00%	0.12%	0.12%
Office REITs	0.08%	0.04%	0.12%
Electronic Manufacturing Services	0.01%	0.10%	0.11%
Consumer Electronics	0.01%	0.10%	0.11%
Environmental & Facilities Services	0.09%	0.02%	0.11%
Agricultural Products	0.07%	0.03%	0.10%
Real Estate Development	0.00%	0.10%	0.10%
Thrifts & Mortgage Finance	0.03%	0.07%	0.10%
Home Building	0.06%	0.04%	0.10%
Agricultural & Farm Machinery	0.06%	0.04%	0.10%
Healthcare Supplies	0.02%	0.07%	0.09%
Paper Products	0.04%	0.05%	0.09%
Healthcare Facilities	0.04%	0.05%	0.09%
Paper Packaging	0.07%	0.02%	0.09%
Tires & Rubber	0.02%	0.07%	0.09%
Leisure Products	0.05%	0.04%	0.09%
Oil & Gas Drilling	0.03%	0.06%	0.09%
Human Resource & Employment Services	0.03%	0.06%	0.09%
Independent Power Producers & Energy Traders	0.04%	0.04%	0.08%
Security & Alarm Services	0.05%	0.03%	0.08%
Hotel & Resort REITs	0.08%	0.00%	0.08%
Industrial REITs	0.04%	0.04%	0.08%
Diversified Support Services	0.01%	0.06%	0.07%
Highways & Railtracks	0.00%	0.07%	0.07%
Household Appliances	0.03%	0.03%	0.06%
Trucking	0.02%	0.04%	0.06%
Real Estate Operating Companies	0.00%	0.06%	0.06%
Food Distributors	0.06%	0.00%	0.06%
Marine	0.00%	0.06%	0.06%
Aluminum	0.04%	0.02%	0.06%

Home Entertainment Software	0.03%	0.03%	0.06%
Healthcare Technology	0.04%	0.02%	0.06%
Coal & Consumable Fuels	0.02%	0.04%	0.06%
Distributors	0.04%	0.01%	0.05%
Alternative Carriers	0.03%	0.02%	0.05%
Metal & Glass Containers	0.03%	0.02%	0.05%
Home Furnishing Retail	0.04%	0.01%	0.05%
Home Furnishings	0.03%	0.02%	0.05%
Computer & Electronics Retail	0.03%	0.02%	0.05%
Water Utilities	0.00%	0.05%	0.05%
Motorcycle Manufacturers	0.03%	0.01%	0.04%
Education Services	0.00%	0.04%	0.04%
Office Services & Supplies	0.01%	0.03%	0.04%
Specialized Consumer Services	0.03%	0.00%	0.03%
Housewares & Specialties	0.03%	0.00%	0.03%
Airport Services	0.00%	0.03%	0.03%
Technology Distributors	0.02%	0.01%	0.03%
Real Estate Services	0.03%	0.00%	0.03%
Mortgage REITs	0.03%	0.00%	0.03%
Marine Ports & Services	0.00%	0.03%	0.03%
Commercial Printing	0.01%	0.02%	0.03%
Leisure Facilities	0.00%	0.02%	0.02%
Renewable Electricity	0.00%	0.02%	0.02%
Precious Metals & Minerals	0.00%	0.02%	0.02%
Silver	0.00%	0.01%	0.01%
Forest Products	0.00%	0.01%	0.01%
Textiles	0.00%	0.01%	0.01%
Catalog Retail	0.01%	0.00%	0.01%

			60.90%

Sector	Percentage (based on Fair Value)
U.S. Treasuries	10.62%
Agency Mortgage Backed	9.31%
Corporate Notes	8.29%
Non-Agency Collateralized Mortgage Obligations	0.44%
Sovereign Bonds	0.43%
Municipal Bonds and Notes	0.32%
Agency Collateralized Mortgage Obligations	0.15%
Asset Backed	0.14%
U.S. Government Sponsored Agencies	0.03%
FNMA	0.00	%***

	29.73%

Short-Term Investments
Short-Term Investments	9.37%

	9.37%

	100.00%

Notes to Schedules of Investments December 31, 2013

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities cited may not be representative of the Fund’s future investments and should not be construed as a recommendation to purchase or sell a particular security. See the Fund’s summary prospectus and statutory prospectus for complete descriptions of investment objectives, policies, risks and permissible investments.

(a)	Non-income producing security.

(b)	State Street Corp. is the parent company of State Street Bank & Trust Co., the Fund’s sub-administrator, custodian and accounting agent.

(c)	General Electric Co. is the parent company of GEAM, the Fund’s investment adviser.

(d)	Security is fair valued by the Valuation Committee, in accordance with the procedures approved by the Fund’s Board of Directors .

(e)	Variable or floating rate security. The stated rate represents the rate at December 31, 2014.

(f)	Settlement is on a delayed delivery or when-issued basis with final maturity to be announced (TBA) in the future.

(g)	Pursuant to Rule 144A of the Securities Act of 1933, as amended, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2014, these securities amounted to $1,721,810 or 0.06% of the net assets of the GE Investments Total Return Fund. These securities have been determined to be liquid using procedures established by the Fund’s Board of Directors .

(h)	Security is in default.

(i)	At December 31, 2014, all or a portion of this security was pledged to cover collateral requirements for futures and/or TBA’s.

(j)	Coupon amount represents effective yield.

(k)	Sponsored by SSgA Funds Management, Inc., an affiliate of State Street Bank & Trust Co., the Fund’s sub-administrator, custodian and accounting agent.

†	Percentages are based on net assets as of December 31, 2014.
*	Less than 0.05%.
**	Amount is less than $0.50.
***	Less than 0.005%.

Abbreviations:

ADR	American Depositary Receipt

BDR	Brazilian Depositary Receipt

GDR	Global Depositary Receipt

NVDR	Non-Voting Depositary Receipt

REIT	Real Estate Investment Trust

TBA	To Be Announced

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Directors

GE Investment Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the summary schedule of investments, of the Total Return Fund (the “Fund”), a series of GE Investment Funds, Inc., as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended (collectively, the “financial statements”) the financial highlights for each of the years in the five-year period then ended (the financial statements and financial highlights are included in Item 1 of this Form N-CSR), and the schedule of investments in securities as of December 31, 2014 (included in Item 6 of this N-CSR). These financial statements, financial highlights and schedule of investments are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements, financial highlights and schedule of investments based on our audits.

We conducted our audits in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements, financial highlights and schedule of investments are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements, financial highlights and schedule of investments referred to above present fairly, in all material respects, the financial position of the Total Return Fund as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

February 18, 2015

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Applicable only to Closed-End Management Investment Companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Applicable only to Closed-End Management Investment Companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Applicable only to Closed-End Management Investment Companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

During the reporting period, there have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of the report included in Item 1 of this Form N-CSR, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this Form N-CSR that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) The Code of Ethics that applies to the Registrant’s principal executive officer and principal financial officer is attached hereto.

(a)(2) The certifications required by Rule 30a-2(a) of the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable.

(b) The certifications by the Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) of the 1940 Act, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GE Investments Funds, Inc.

By:	/s/ Jeanne M. La Porta
Jeanne M. La Porta
President, GE Investments Funds, Inc.

Date:	February 19, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Jeanne M. La Porta
Jeanne M. La Porta
President, GE Investments Funds, Inc.

Date:	February 19, 2015

By:	/s/ Arthur A. Jensen
Arthur A. Jensen
Treasurer, GE Investments Funds, Inc.

Date:	February 19, 2015